UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 through October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2019

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over the U.K.’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33%, the MSCI EAFE Index returned 11.63% and the MSCI Emerging Markets Index returned 12.29%. Within bond markets, the Bloomberg Barclays Emerging Markets Aggregate Index returned 12.73% and the Bloomberg Barclays U.S. Aggregate Index returned 11.51%.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(2.84)%
S&P 500 Index	14.33%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019 (In Thousands)	$319,035

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2019.

The Fund’s short positions in the industrials sector and its long positions in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s long positions in the information technology and communication services sectors were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long positions in Cigna Corp. and UnitedHealth Group Inc. and its short position in Southern Co. Shares of Cigna and UnitedHealth Group, both health insurance providers, fell amid regulatory uncertainty surrounding drug pricing and the Affordable Care Act. Shares of Southern Co., an electricity utility, rose after the company reported better-than-expected earnings for the third quarter of 2019.

Leading individual contributors to absolute performance included the Fund’s long positions in Altice USA Inc., NextEra Energy Inc. and Fiserv Inc. Shares of Altice USA, a provider of broadband and subscription TV services, rose early in the reporting period after the company reported better-than-expected earnings for the third quarter of 2018. Shares of NextEra Energy, an electricity utility, rose after the company reported better-than-expected earnings for the third quarter of 2019. Shares of Fiserv, a provider of financial services technology, rose amid investor expectations for earning growth in 2019.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2019, the Fund invested an average of 88% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or the Benchmark. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 88% and its average net exposure was 45%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Fiserv, Inc.	7.0%
2.	Alphabet, Inc., Class A	6.6
3.	United Parcel Service, Inc., Class B	5.0
4.	Cigna Corp.	4.2
5.	Fidelity National Information Services, Inc.	4.2
6.	Microsoft Corp.	4.1
7.	American Express Co.	3.5
8.	Berkshire Hathaway, Inc., Class A	3.4
9.	McKesson Corp.	3.3
10.	Altice USA, Inc., Class A	3.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Clorox Co. (The)	14.7%
2.	Hershey Co. (The)	12.4
3.	SPDR S&P 500 ETF Trust	12.1
4.	Molson Coors Brewing Co., Class B	8.8
5.	Harley-Davidson, Inc.	7.9
6.	Cummins, Inc.	6.0
7.	Align Technology, Inc.	6.0
8.	Host Hotels & Resorts, Inc.	5.9
9.	Mohawk Industries, Inc.	5.4
10.	General Electric Co.	5.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.8%
Health Care	14.3
Communication Services	12.6
Financials	11.8
Industrials	6.9
Consumer Discretionary	4.6
Utilities	2.5
Short-Term Investments	30.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Staples	35.8%
Industrials	22.3
Consumer Discretionary	13.4
Mutual Funds	12.1
Health Care	7.5
Real Estate	5.9
Utilities	3.0

***	Percentages indicated are based on total long investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		(8.18)%	3.18%	4.05%
Without Sales Charge		(3.10)	4.30	5.14
CLASS C SHARES	August 29, 2014
With CDSC**		(4.57)	3.79	4.62
Without CDSC		(3.57)	3.79	4.62
CLASS I SHARES	August 29, 2014	(2.84)	4.57	5.40
CLASS R6 SHARES	August 29, 2014	(2.59)	4.83	5.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	2.36%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019 (In Thousands)	$62,397

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2019.

The Fund’s security selection in the semiconductors and consumer stable sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the basic materials and software & hardware sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s short positions in Chipotle Mexican Grill Inc. and Enbridge Inc., and its long position in Nvidia Corp. Shares of Chipotle Mexican Grill, a fast food chain, rose after the company reported better-than-expected earnings and sales for the third quarter of 2019. Shares of Enbridge, an operator of petroleum and natural gas pipelines and terminals, rose after the company reported continued growth in earnings during the reporting period. Shares of Nvidia, a maker of semiconductors, fell amid weak demand for semiconductors during the reporting period.

Leading individual contributors to relative performance included the Fund’s short positions in Albemarle Corp. and

Range Resources Corp. and its long position in Anaplan Inc. Shares of Albemarle, a specialty chemicals manufacturer, fell in late 2018 after the company lowered its 2019 earnings forecast amid weakness in prices for lithium products. Shares of Range Resources, an oil and gas producer, fell amid investor concerns about the company’s debt level and 2019 production outlook. Shares of Anaplan, a provider of cloud-based software, rose amid investor expectations for further growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	2.9%
2.	Norfolk Southern Corp.	2.7
3.	Amazon.com, Inc.	2.4
4.	NextEra Energy, Inc.	1.9
5.	NVIDIA Corp.	1.7
6.	Microsoft Corp.	1.7
7.	Prologis, Inc.	1.6
8.	Linde plc	1.5
9.	Fidelity National Information Services, Inc.	1.4
10.	Fiserv, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Dominion Energy, Inc.	2.7%
2.	AT&T, Inc.	1.9
3.	eBay, Inc.	1.9
4.	Omnicom Group, Inc.	1.8
5.	Duke Energy Corp.	1.7
6.	Robert Half International, Inc.	1.7
7.	Huntington Ingalls Industries, Inc.	1.6
8.	Intel Corp.	1.6
9.	Seagate Technology plc	1.6
10.	Heartland Express, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.4%
Industrials	13.1
Consumer Discretionary	12.1
Health Care	7.5
Communication Services	6.6
Energy	6.2
Financials	6.0
Utilities	5.4
Materials	4.6
Consumer Staples	3.9
Real Estate	3.2
Short-Term Investments	15.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.3%
Information Technology	13.7
Consumer Discretionary	13.5
Financials	9.3
Communication Services	8.6
Health Care	8.2
Energy	8.1
Utilities	6.9
Consumer Staples	6.8
Materials	4.8
Real Estate	3.8

***	Percentages indicated are based on total long investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(3.34)%	(0.80)%	(0.44)%
Without Sales Charge		2.01	0.27	0.09
CLASS C SHARES	November 2, 2009
With CDSC**		0.52	(0.23)	(0.40)
Without CDSC		1.52	(0.23)	(0.40)
CLASS I SHARES	November 2, 2009	2.27	0.53	0.34
CLASS L SHARES	December 31, 1998	2.36	0.67	0.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class L Shares. The actual returns for Class I Shares would have been lower than shown because Class I Shares have higher expenses than Class L Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund, ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 97.4%

Common Stocks — 67.7%

Air Freight & Logistics — 4.9%

United Parcel Service, Inc., Class B	135		15,508

Consumer Finance — 3.4%

American Express Co. (a)	94		10,993

Diversified Financial Services — 5.1%

Berkshire Hathaway, Inc., Class A *	—	(b)	10,525

Berkshire Hathaway, Inc., Class B *	27		5,635

			16,160

Electric Utilities — 2.5%

NextEra Energy, Inc. (a)	33		7,982

Health Care Equipment & Supplies — 2.0%

Zimmer Biomet Holdings, Inc. (a)	47		6,533

Health Care Providers & Services — 10.4%

Cigna Corp.	72		12,926

McKesson Corp.	77		10,194

UnitedHealth Group, Inc. (a)	39		9,932

			33,052

Insurance — 3.0%

Willis Towers Watson plc	50		9,430

Interactive Media & Services — 6.4%

Alphabet, Inc., Class A * (a)	16		20,536

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	3		4,800

IT Services — 12.4%

Fidelity National Information Services, Inc.	98		12,894

Fiserv, Inc. * (a)	204		21,674

Global Payments, Inc.	10		1,664

Mastercard, Inc., Class A (a)	6		1,633

Visa, Inc., Class A (a)	9		1,643

			39,508

Life Sciences Tools & Services — 1.5%

Thermo Fisher Scientific, Inc.	16		4,831

Media — 5.8%

Altice USA, Inc., Class A * (a)	321		9,940

Comcast Corp., Class A (a)	192		8,590

			18,530

Road & Rail — 1.8%

Kansas City Southern	42		5,854

Software — 4.0%

Microsoft Corp. (a)	88		12,670

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 3.0%

Lowe’s Cos., Inc.	84	9,420

Total Common Stocks (Cost $192,104)		215,807

Short-Term Investments — 29.7%

Investment Companies — 29.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $94,815)	94,791	94,829

Total Long Positions (Cost $286,919)		310,636

Short Positions — (16.5)%

Common Stocks — (14.5)%

Automobiles — (1.3)%

Harley-Davidson, Inc.	(107)	(4,182)

Beverages — (1.5)%

Molson Coors Brewing Co., Class B	(88)	(4,617)

Building Products — (0.5)%

Lennox International, Inc.	(6)	(1,592)

Electric Utilities — (0.5)%

Pinnacle West Capital Corp.	(17)	(1,585)

Electrical Equipment — (0.2)%

Eaton Corp. plc	(9)	(787)

Equity Real Estate Investment Trusts (REITs) — (1.0)%

Host Hotels & Resorts, Inc.	(189)	(3,096)

Food Products — (2.0)%

Hershey Co. (The)	(44)	(6,528)

Health Care Equipment & Supplies — (1.0)%

Align Technology, Inc. *	(12)	(3,145)

Health Care Providers & Services — (0.3)%

Henry Schein, Inc. *	(13)	(801)

Household Durables — (0.9)%

Mohawk Industries, Inc. *	(20)	(2,856)

Household Products — (2.4)%

Clorox Co. (The)	(52)	(7,739)

Industrial Conglomerates — (1.2)%

3M Co.	(7)	(1,188)

General Electric Co.	(269)	(2,684)

		(3,872)

Machinery — (1.7)%

Caterpillar, Inc.	(17)	(2,353)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Machinery — continued

Cummins, Inc.	(18)	(3,157)

		(5,510)

Total Common Stocks (Proceeds $(46,157))		(46,310)

Exchange-Traded Funds — (2.0)%

U.S. Equity — (2.0)%

SPDR S&P 500 ETF Trust (Proceeds $(6,378))	(21)	(6,387)

Total Short Positions (Proceeds $(52,535))		(52,697)

Total Investments — 80.9% (Cost $234,384)		257,939
Other Assets Less Liabilities — 19.1%		61,096

NET ASSETS — 100.0%		319,035

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $31,237,000 and $40,437,000 respectively.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 100.3%

Common Stocks — 85.2%

Aerospace & Defense — 2.5%

General Dynamics Corp. (a)	4		722

Northrop Grumman Corp.	2		618

United Technologies Corp.	1		203

			1,543

Airlines — 0.5%

United Airlines Holdings, Inc. *	3		295

Banks — 2.7%

Bank of America Corp.	6		185

Citigroup, Inc.	10		711

First Horizon National Corp.	13		215

KeyCorp	20		363

Regions Financial Corp.	14		221

			1,695

Beverages — 1.5%

Coca-Cola Co. (The)	9		499

Constellation Brands, Inc., Class A	1		270

PepsiCo, Inc.	1		189

			958

Biotechnology — 1.7%

AbbVie, Inc.	3		256

Alexion Pharmaceuticals, Inc. *	1		151

Celgene Corp. *	6		675

			1,082

Building Products — 0.2%

Masco Corp.	3		141

Capital Markets — 1.6%

Ameriprise Financial, Inc.	1		211

BlackRock, Inc.	—	(b)	225

Intercontinental Exchange, Inc.	2		161

S&P Global, Inc.	1		197

T. Rowe Price Group, Inc.	2		201

			995

Chemicals — 4.3%

Air Products & Chemicals, Inc.	2		428

Celanese Corp.	3		406

CF Industries Holdings, Inc.	2		89

Corteva, Inc.	4		95

DuPont de Nemours, Inc.	6		382

FMC Corp.	4		330

Linde plc (United Kingdom)	5		925

			2,655

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.7%

Waste Management, Inc.	4	452

Consumer Finance — 0.5%

Synchrony Financial	9	314

Containers & Packaging — 0.4%

Crown Holdings, Inc. *	3	221

Electric Utilities — 4.8%

American Electric Power Co., Inc.	1	100

Edison International	12	734

Entergy Corp.	3	356

NextEra Energy, Inc. (a)	5	1,176

Xcel Energy, Inc.	10	623

		2,989

Electrical Equipment — 0.5%

Eaton Corp. plc	3	301

Entertainment — 0.3%

Netflix, Inc. *	1	181

Equity Real Estate Investment Trusts (REITs) — 3.2%

Equinix, Inc.	1	351

Invitation Homes, Inc.	10	297

Prologis, Inc.	11	972

Ventas, Inc.	2	154

VICI Properties, Inc.	9	201

		1,975

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	1	222

Food Products — 1.1%

Conagra Brands, Inc.	4	120

General Mills, Inc.	1	57

Mondelez International, Inc., Class A	10	533

		710

Health Care Equipment & Supplies — 2.5%

Boston Scientific Corp. *	19	788

Intuitive Surgical, Inc. *	1	415

Medtronic plc	1	131

Zimmer Biomet Holdings, Inc.	2	234

		1,568

Health Care Providers & Services — 2.5%

Cigna Corp.	4	625

HCA Healthcare, Inc.	3	413

UnitedHealth Group, Inc. (a)	2	426

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Health Care Providers & Services — continued

Universal Health Services, Inc., Class B	1		84

			1,548

Hotels, Restaurants & Leisure — 1.7%

Hilton Worldwide Holdings, Inc.	2		146

Royal Caribbean Cruises Ltd.	1		133

Yum! Brands, Inc.	7		755

			1,034

Household Durables — 0.9%

DR Horton, Inc.	3		155

Lennar Corp., Class A	7		403

			558

Household Products — 0.5%

Procter & Gamble Co. (The)	3		322

Industrial Conglomerates — 1.3%

Honeywell International, Inc.	5		843

Insurance — 1.3%

Aon plc	—	(b)	96

Axis Capital Holdings Ltd.	3		207

Hartford Financial Services Group, Inc. (The)	2		139

Progressive Corp. (The)	2		146

Prudential Financial, Inc.	2		196

			784

Interactive Media & Services — 3.7%

Alphabet, Inc., Class C * (a)	1		1,823

Facebook, Inc., Class A *	1		193

Snap, Inc., Class A *	19		289

			2,305

Internet & Direct Marketing Retail — 3.1%

Amazon.com, Inc. * (a)	1		1,531

Expedia Group, Inc.	3		398

			1,929

IT Services — 6.4%

Automatic Data Processing, Inc. (a)	3		474

Fidelity National Information Services, Inc.	7		885

Fiserv, Inc. *	8		852

Leidos Holdings, Inc.	4		366

Mastercard, Inc., Class A (a)	3		770

PayPal Holdings, Inc. *	2		252

WEX, Inc. *	2		422

			4,021

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.	1	281

Machinery — 2.3%

Deere & Co.	2	301

Ingersoll-Rand plc	5	631

Parker-Hannifin Corp.	1	182

Stanley Black & Decker, Inc.	2	295

		1,409

Media — 2.6%

Altice USA, Inc., Class A *	14	432

Charter Communications, Inc., Class A *	1	558

Comcast Corp., Class A	6	279

Discovery, Inc., Class A *	11	298

Discovery, Inc., Class C *	3	87

		1,654

Multiline Retail — 0.3%

Dollar General Corp.	1	187

Multi-Utilities — 0.6%

CMS Energy Corp.	3	195

Sempra Energy	1	173

		368

Oil, Gas & Consumable Fuels — 6.3%

Chevron Corp.	5	638

ConocoPhillips	3	187

Diamondback Energy, Inc.	6	519

EOG Resources, Inc.	4	299

Marathon Petroleum Corp.	11	678

ONEOK, Inc.	7	465

Parsley Energy, Inc., Class A	15	237

Pioneer Natural Resources Co. (a)	3	410

TC Energy Corp. (Canada)	9	472

		3,905

Pharmaceuticals — 0.3%

Merck & Co., Inc.	2	186

Road & Rail — 5.2%

Canadian Pacific Railway Ltd. (Canada)	1	330

Kansas City Southern	4	625

Lyft, Inc., Class A *	3	120

Norfolk Southern Corp. (a)	9	1,687

Union Pacific Corp.	3	480

		3,242

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Semiconductors & Semiconductor Equipment — 5.6%

Advanced Micro Devices, Inc. *	15		508

Analog Devices, Inc.	3		276

NVIDIA Corp. (a)	5		1,074

NXP Semiconductors NV (Netherlands)	5		514

ON Semiconductor Corp. *	3		70

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	10		494

Teradyne, Inc.	4		227

Texas Instruments, Inc. (a)	3		349

			3,512

Software — 4.3%

Intuit, Inc.	1		283

Microsoft Corp. (a)	7		1,052

salesforce.com, Inc. *	5		730

ServiceNow, Inc. *	1		329

Slack Technologies, Inc., Class A *	10		216

Workday, Inc., Class A *	1		97

			2,707

Specialty Retail — 5.2%

AutoZone, Inc. *	—	(b)	477

Best Buy Co., Inc.	4		315

Home Depot, Inc. (The)	1		333

Lowe’s Cos., Inc.	5		547

O’Reilly Automotive, Inc. *	2		662

Ross Stores, Inc.	3		322

TJX Cos., Inc. (The)	11		618

			3,274

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	6		559

Tobacco — 0.4%

Philip Morris International, Inc.	3		234

Total Common Stocks (Cost $41,232)			53,159

Short-Term Investments — 15.1%

Investment Companies — 15.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $9,416)	9,415		9,419

Total Long Positions (Cost $50,648)			62,578

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (83.5)%

Common Stocks — (83.5)%

Aerospace & Defense — (1.7)%

Boeing Co. (The)	(1)	(250)

Huntington Ingalls Industries, Inc.	(4)	(836)

		(1,086)

Air Freight & Logistics — (1.8)%

CH Robinson Worldwide, Inc.	(6)	(454)

Expeditors International of Washington, Inc.	(4)	(273)

United Parcel Service, Inc., Class B	(4)	(429)

		(1,156)

Auto Components — (1.2)%

Autoliv, Inc. (Sweden)	(9)	(664)

BorgWarner, Inc.	(2)	(101)

		(765)

Automobiles — (1.2)%

General Motors Co.	(10)	(362)

Harley-Davidson, Inc.	(5)	(197)

Tesla, Inc. *	(1)	(173)

		(732)

Banks — (3.4)%

Associated Banc-Corp.	(19)	(383)

BancorpSouth Bank	(10)	(296)

Bank of Hawaii Corp.	(3)	(275)

Commerce Bancshares, Inc.	(4)	(272)

Huntington Bancshares, Inc.	(20)	(287)

People’s United Financial, Inc.	(23)	(378)

PNC Financial Services Group, Inc. (The)	(2)	(236)

		(2,127)

Beverages — (1.1)%

Brown-Forman Corp., Class B	(10)	(673)

Biotechnology — (1.5)%

Amgen, Inc.	(3)	(612)

Gilead Sciences, Inc.	(5)	(312)

		(924)

Building Products — (1.0)%

Johnson Controls International plc	(3)	(149)

Lennox International, Inc.	(2)	(480)

		(629)

Capital Markets — (3.0)%

Bank of New York Mellon Corp. (The)	(8)	(390)

Charles Schwab Corp. (The)	(11)	(428)

Franklin Resources, Inc.	(7)	(184)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Capital Markets — continued

Northern Trust Corp.	(2)	(195)

State Street Corp.	(5)	(353)

Waddell & Reed Financial, Inc., Class A	(21)	(356)

		(1,906)

Chemicals — (1.3)%

Albemarle Corp.	(7)	(410)

Ecolab, Inc.	(1)	(192)

LyondellBasell Industries NV, Class A	(3)	(225)

		(827)

Communications Equipment — (1.2)%

Cisco Systems, Inc.	(6)	(292)

Juniper Networks, Inc.	(18)	(436)

		(728)

Containers & Packaging — (2.5)%

Avery Dennison Corp.	(2)	(308)

Ball Corp.	(6)	(389)

International Paper Co.	(11)	(479)

Sonoco Products Co.	(6)	(367)

		(1,543)

Diversified Telecommunication Services — (1.6)%

AT&T, Inc.	(26)	(987)

Electric Utilities — (2.9)%

Duke Energy Corp.	(9)	(889)

Eversource Energy	(5)	(394)

Pinnacle West Capital Corp.	(5)	(433)

Southern Co. (The)	(2)	(112)

		(1,828)

Electrical Equipment — (2.0)%

Acuity Brands, Inc.	(4)	(479)

Hubbell, Inc.	(2)	(269)

Rockwell Automation, Inc.	(3)	(477)

		(1,225)

Electronic Equipment, Instruments & Components — (0.1)%

Amphenol Corp., Class A	(1)	(87)

Energy Equipment & Services — (1.9)%

Baker Hughes Co.	(5)	(103)

Halliburton Co.	(34)	(650)

National Oilwell Varco, Inc.	(6)	(139)

Schlumberger Ltd.	(9)	(295)

		(1,187)

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — (1.8)%

Activision Blizzard, Inc.	(4)	(199)

Cinemark Holdings, Inc.	(17)	(611)

Take-Two Interactive Software, Inc. *	(2)	(202)

Walt Disney Co. (The)	(1)	(95)

		(1,107)

Equity Real Estate Investment Trusts (REITs) — (3.2)%

Apartment Investment & Management Co., Class A	(4)	(211)

Apple Hospitality REIT, Inc.	(8)	(133)

Iron Mountain, Inc.	(4)	(128)

Macerich Co. (The)	(9)	(236)

Realty Income Corp.	(6)	(519)

Regency Centers Corp.	(3)	(173)

Simon Property Group, Inc.	(4)	(594)

		(1,994)

Food & Staples Retailing — (2.0)%

Kroger Co. (The)	(29)	(720)

Walgreens Boots Alliance, Inc.	(10)	(542)

		(1,262)

Food Products — (0.9)%

Hershey Co. (The)	(2)	(235)

Kellogg Co.	(5)	(307)

		(542)

Health Care Equipment & Supplies — (0.7)%

Abbott Laboratories	(2)	(195)

Dentsply Sirona, Inc.	(4)	(242)

		(437)

Health Care Providers & Services — (3.1)%

AmerisourceBergen Corp.	(5)	(422)

Cardinal Health, Inc.	(15)	(738)

Henry Schein, Inc. *	(9)	(589)

Patterson Cos., Inc.	(10)	(176)

		(1,925)

Health Care Technology — (0.7)%

Cerner Corp.	(6)	(422)

Hotels, Restaurants & Leisure — (1.8)%

Chipotle Mexican Grill, Inc. *	(1)	(785)

Domino’s Pizza, Inc.	(1)	(189)

Starbucks Corp.	(2)	(129)

		(1,103)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Household Durables — (0.6)%

PulteGroup, Inc.	(3)	(103)

Toll Brothers, Inc.	(8)	(300)

		(403)

Household Products — (1.7)%

Clorox Co. (The)	(4)	(571)

Colgate-Palmolive Co.	(7)	(490)

		(1,061)

Industrial Conglomerates — (1.1)%

3M Co.	(4)	(717)

Insurance — (1.3)%

Everest Re Group Ltd.	(1)	(228)

Principal Financial Group, Inc.	(3)	(177)

Travelers Cos., Inc. (The)	(2)	(253)

Unum Group	(5)	(133)

		(791)

Internet & Direct Marketing Retail — (1.6)%

eBay, Inc.	(28)	(971)

IT Services — (2.4)%

Infosys Ltd., ADR (India)	(24)	(231)

Jack Henry & Associates, Inc.	(3)	(381)

Paychex, Inc.	(2)	(181)

Western Union Co. (The)	(29)	(731)

		(1,524)

Leisure Products — (0.5)%

Hasbro, Inc.	(1)	(90)

Mattel, Inc. *	(21)	(248)

		(338)

Life Sciences Tools & Services — (0.9)%

PerkinElmer, Inc.	(2)	(193)

Waters Corp. *	(2)	(379)

		(572)

Machinery — (1.5)%

Donaldson Co., Inc.	(9)	(489)

Illinois Tool Works, Inc.	(3)	(427)

		(916)

Media — (3.8)%

AMC Networks, Inc., Class A *	(11)	(493)

Fox Corp., Class A	(13)	(421)

Interpublic Group of Cos., Inc. (The)	(13)	(288)

Omnicom Group, Inc.	(12)	(953)

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Sirius XM Holdings, Inc.	(31)	(211)

		(2,366)

Multiline Retail — (1.0)%

Kohl’s Corp.	(8)	(393)

Macy’s, Inc.	(14)	(218)

		(611)

Multi-Utilities — (2.9)%

Consolidated Edison, Inc.	(3)	(279)

Dominion Energy, Inc.	(17)	(1,412)

DTE Energy Co.	(1)	(94)

		(1,785)

Oil, Gas & Consumable Fuels — (4.9)%

Apache Corp.	(28)	(609)

Enbridge, Inc. (Canada)	(17)	(631)

Exxon Mobil Corp.	(11)	(762)

Hess Corp.	(3)	(187)

Kinder Morgan, Inc.	(5)	(93)

Occidental Petroleum Corp.	(9)	(346)

Phillips 66	(2)	(207)

Range Resources Corp.	(23)	(94)

Valero Energy Corp.	(1)	(101)

		(3,030)

Paper & Forest Products — (0.2)%

Domtar Corp.	(4)	(127)

Professional Services — (1.4)%

Robert Half International, Inc.	(15)	(881)

Road & Rail — (2.6)%

Heartland Express, Inc.	(38)	(805)

JB Hunt Transport Services, Inc.	(3)	(376)

Knight-Swift Transportation Holdings, Inc.	(3)	(98)

Schneider National, Inc., Class B	(11)	(243)

Werner Enterprises, Inc.	(2)	(80)

		(1,602)

Semiconductors & Semiconductor Equipment — (2.6)%

Applied Materials, Inc.	(1)	(69)

Intel Corp.	(15)	(830)

Micron Technology, Inc. *	(2)	(115)

Qorvo, Inc. *	(2)	(200)

QUALCOMM, Inc.	(5)	(426)

		(1,640)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Software — (1.5)%

Citrix Systems, Inc.	(4)	(448)

Splunk, Inc. *	(1)	(102)

Teradata Corp. *	(13)	(388)

		(938)

Specialty Retail — (2.8)%

Abercrombie & Fitch Co., Class A	(2)	(38)

Ascena Retail Group, Inc. *	(103)	(36)

Bed Bath & Beyond, Inc.	(21)	(285)

Buckle, Inc. (The)	(5)	(98)

CarMax, Inc. *	(1)	(118)

Designer Brands, Inc., Class A	(14)	(227)

Express, Inc. *	(12)	(38)

Gap, Inc. (The)	(14)	(225)

L Brands, Inc.	(11)	(189)

Williams-Sonoma, Inc.	(7)	(468)

		(1,722)

Technology Hardware, Storage & Peripherals — (3.5)%

Hewlett Packard Enterprise Co.	(24)	(399)

HP, Inc.	(6)	(103)

NetApp, Inc.	(8)	(421)

Seagate Technology plc	(14)	(824)

Western Digital Corp.	(9)	(462)

		(2,209)

Textiles, Apparel & Luxury Goods — (0.7)%

Canada Goose Holdings, Inc. (Canada) *	(2)	(93)

Under Armour, Inc., Class A *	(10)	(201)

Under Armour, Inc., Class C *	(6)	(117)

		(411)

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.4)%

Fastenal Co.	(8)	(274)

Total Common Stocks (Proceeds $(57,317))		(52,091)

Total Short Positions (Proceeds $(57,317))		(52,091)

Total Investments — 16.8% (Cost $(6,669))		10,487
Other Assets Less Liabilities — 83.2%		51,910

NET ASSETS — 100.0%		62,397

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $11,076,000 and $52,245,000 respectively.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(5)	12/2019	USD	(759)	1

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$215,807		$53,159
Investments in affiliates, at value	94,829		9,419
Cash	—	(a)	—
Deposits at broker for futures contracts	—		29
Deposits at broker for securities sold short	40,437		52,245
Receivables:
Investment securities sold	25,259		1,009
Fund shares sold	363		143
Dividends from non-affiliates	223		111
Dividends from affiliates	153		20
Variation margin on futures contracts	—		3

Total Assets	377,071		116,138

LIABILITIES:
Payables:
Due to broker	—		1
Securities sold short, at value	52,697		52,091
Dividend expense to non-affiliates on securities sold short	85		60
Investment securities purchased	4,421		1,314
Fund shares redeemed	310		140
Accrued liabilities:
Investment advisory fees	314		15
Administration fees	21		—
Distribution fees	6		5
Service fees	34		10
Custodian and accounting fees	7		6
Other	141		99

Total Liabilities	58,036		53,741

Net Assets	$319,035		$62,397

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$315,490	$75,127
Total distributable earnings (loss)	3,545	(12,730)

Total Net Assets	$319,035	$62,397

Net Assets:
Class A	$19,352	$14,276
Class C	2,599	3,731
Class I	132,665	27,694
Class L	—	16,696
Class R6	164,419	—

Total	$319,035	$62,397

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,116	1,089
Class C	154	309
Class I	7,546	2,007
Class L	—	1,182
Class R6	9,223	—

Net Asset Value (a):
Class A — Redemption price per share	$17.34	$13.11
Class C — Offering price per share (b)	16.87	12.06
Class I — Offering and redemption price per share	17.58	13.80
Class L — Offering and redemption price per share	—	14.13
Class R6 — Offering and redemption price per share	17.83	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.30	$13.84

Cost of investments in non-affiliates	$192,104	$41,232
Cost of investments in affiliates	94,815	9,416
Proceeds from securities sold short	52,535	57,317

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$3
Interest income from affiliates	— (a)	— (a)
Interest income from non-affiliates on securities sold short	1,293	2,070
Dividend income from non-affiliates	3,739	1,647
Dividend income from affiliates	2,250	392

Total investment income	7,282	4,112

EXPENSES:
Investment advisory fees	3,545	906
Administration fees	224	90
Distribution fees:
Class A	75	37
Class C	25	36
Class R2 (b)	— (a)	—
Service fees:
Class A	75	37
Class C	9	12
Class I	401	81
Class L	—	65
Class R2 (b)	— (a)	—
Class R5 (b)	— (a)	—
Custodian and accounting fees	38	38
Interest expense to affiliates	1	— (a)
Professional fees	94	71
Trustees’ and Chief Compliance Officer’s fees	26	25
Printing and mailing costs	40	20
Registration and filing fees	116	64
Transfer agency fees (See Note 2.H.)	12	13
Dividend expense to non-affiliates on securities sold short	1,363	2,894
Other	15	7

Total expenses	6,059	4,396

Less fees waived	(316)	(392)
Less expense reimbursements	— (a)	—

Net expenses	5,743	4,004

Net investment income (loss)	1,539	108

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,360	29,124
Investments in affiliates	(11)	9
Options purchased	(954)	—
Futures contracts	(130)	142
Securities sold short	(19,409)	(3,018)
Foreign currency transactions	—	— (a)

Net realized gain (loss)	(16,144)	26,257

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,093	(14,300)
Investments in affiliates	14	— (a)
Futures contracts	—	(14)
Securities sold short	(2,093)	(9,062)

Change in net unrealized appreciation/depreciation	6,014	(23,376)

Net realized/unrealized gains (losses)	(10,130)	2,881

Change in net assets resulting from operations	$(8,591)	$2,989

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,539	$(1,930)	$108	$(870)
Net realized gain (loss)	(16,144)	3,133	26,257	8,762
Change in net unrealized appreciation/depreciation	6,014	2,382	(23,376)	(7,278)

Change in net assets resulting from operations	(8,591)	3,585	2,989	614

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(720)	(640)	(1,481)	(490)
Class C	(66)	(37)	(543)	(254)
Class I	(2,975)	(1,327)	(3,249)	(1,120)
Class L	—	—	(8,556)	(3,655)
Class R2 (a)	— (b)	— (b)	—	—
Class R5 (a)	— (b)	— (b)	—	—
Class R6	(1,030)	(80)	—	—

Total distributions to shareholders	(4,791)	(2,084)	(13,829)	(5,519)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,324	99,171	(111,968)	(29,421)

NET ASSETS:
Change in net assets	56,942	100,672	(122,808)	(34,326)
Beginning of period	262,093	161,421	185,205	219,531

End of period	$319,035	$262,093	$62,397	$185,205

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018		Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,832	$27,343		$3,101	$4,543
Distributions reinvested	717	638		1,394	465
Cost of shares redeemed	(35,501)	(26,682)		(4,003)	(7,463)

Change in net assets resulting from Class A capital transactions	$(29,952)	$1,299		$492	$(2,455)

Class C
Proceeds from shares issued	$825	$1,606		$446	$797
Distributions reinvested	66	37		506	226
Cost of shares redeemed	(1,660)	(690)		(2,914)	(5,489)

Change in net assets resulting from Class C capital transactions	$(769)	$953		$(1,962)	$(4,466)

Class I
Proceeds from shares issued	$145,908	$112,834		$11,144	$14,372
Distributions reinvested	2,820	1,327		3,139	1,064
Cost of shares redeemed	(159,718)	(67,068)		(18,992)	(23,736)

Change in net assets resulting from Class I capital transactions	$(10,990)	$47,093		$(4,709)	$(8,300)

Class L
Proceeds from shares issued	$—	$—		$2,711	$6,739
Distributions reinvested	—	—		8,526	3,591
Cost of shares redeemed	—	—		(117,026)	(24,530)

Change in net assets resulting from Class L capital transactions	$—	$—		$(105,789)	$(14,200)

Class R2 (a)
Proceeds from shares issued	$4	$—		$—	$—
Distributions reinvested	— (b)	—	(b)	—	—
Cost of shares redeemed	(28)	—		—	—

Change in net assets resulting from Class R2 capital transactions	$(24)	$—	(b)	$—	$—

Class R5 (a)
Distributions reinvested	$— (b)	$—	(b)	$—	$—
Cost of shares redeemed	(24)	—		—	—

Change in net assets resulting from Class R5 capital transactions	$(24)	$—	(b)	$—	$—

Class R6
Proceeds from shares issued	$125,697	$51,732		$—	$—
Distributions reinvested	375	80		—	—
Cost of shares redeemed	(13,989)	(1,986)		—	—

Change in net assets resulting from Class R6 capital transactions	$112,083	$49,826		$—	$—

Total change in net assets resulting from capital transactions	$70,324	$99,171		$(111,968)	$(29,421)

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018		Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	273	1,489		225	316
Reinvested	40	36		106	33
Redeemed	(1,985)	(1,459)		(290)	(521)

Change in Class A Shares	(1,672)	66		41	(172)

Class C
Issued	47	90		34	59
Reinvested	4	2		42	17
Redeemed	(96)	(39)		(229)	(406)

Change in Class C Shares	(45)	53		(153)	(330)

Class I
Issued	8,147	6,124		765	966
Reinvested	156	73		228	72
Redeemed	(8,966)	(3,627)		(1,325)	(1,590)

Change in Class I Shares	(663)	2,570		(332)	(552)

Class L
Issued	—	—		183	441
Reinvested	—	—		603	240
Redeemed	—	—		(8,081)	(1,606)

Change in Class L Shares	—	—		(7,295)	(925)

Class R2 (a)
Issued	— (b)	—		—	—
Reinvested	— (b)	—	(b)	—	—
Redeemed	(1)	—		—	—

Change in Class R2 Shares	(1)	—	(b)	—	—

Class R5 (a)
Reinvested	— (b)	—	(b)	—	—
Redeemed	(1)	—		—	—

Change in Class R5 Shares	(1)	—	(b)	—	—

Class R6
Issued	6,949	2,787		—	—
Reinvested	20	4		—	—
Redeemed	(775)	(106)		—	—

Change in Class R6 Shares	6,194	2,685		—	—

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2019	$18.22	$— (e)	$(0.55)	$(0.55)	$(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)

Class C
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)

Class I
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)

Class R6
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.79% and 1.90% for the year ended October 31, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017, 1.80% and 2.07% for the year ended October 31, 2016 and 1.81% and 2.20% for the year ended October 31, 2015; for Class C are 2.28% and 2.39% for the year ended October 31, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017, 2.29% and 2.52% for the year ended October 31, 2016 and 2.39% and 3.18% for the year ended October 31, 2015; for Class I are 1.53% and 1.64% for the year ended October 31, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017, 1.54% and 1.71% for the year ended October 31, 2016 and 1.66% and 2.20% for the year ended October 31, 2015; for Class R6 are 1.29% and 1.39% for the year ended October 31, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017, 1.29% and 1.60% for the year ended October 31, 2016 and 1.47% and 3.39% for the year ended October 31, 2015, respectively.

(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)		Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$17.34	(3.10)%	$19,352	2.25%		—	%(f)	2.36%		636%	1,232%
18.22	1.80	50,803	2.55		(1.11)		2.63		548	995
18.13	13.58	49,338	2.42		(1.05)		2.61		493	795
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(g)	(1.70	)(g)	2.77	(g)	347	734

16.87	(3.62)	2,599	2.74		(0.45)		2.85		636	1,232
17.83	1.32	3,544	3.05		(1.61)		3.13		548	995
17.83	13.00	2,594	2.90		(1.53)		3.11		493	795
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(g)	(2.17	)(g)	3.75	(g)	347	734

17.58	(2.89)	132,665	1.99		0.40		2.10		636	1,232
18.43	2.12	151,261	2.30		(0.87)		2.38		548	995
18.28	13.86	103,091	2.15		(0.81)		2.32		493	795
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(g)	(1.53	)(g)	2.77	(g)	347	734

17.83	(2.59)	164,419	1.75		0.91		1.85		636	1,232
18.63	2.32	56,436	2.05		(0.66)		2.11		548	995
18.44	14.13	6,350	1.90		(0.56)		2.06		493	795
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(g)	(1.27	)(g)	3.96	(g)	347	734

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2019	$14.29	$(0.04)	$0.31	$0.27	$(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)

Class C
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)

Class I
Year Ended October 31, 2019	14.93	— (e)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)

Class L
Year Ended October 31, 2019	15.24	0.04	0.30	0.34	(1.45)
Year Ended October 31, 2018	15.58	(0.05)	0.10	0.05	(0.39)
Year Ended October 31, 2017	14.62	(0.17)	1.13	0.96	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.22% and 1.62% for the year ended October 31, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017, 1.22% and 1.53% for the year ended October 31, 2016 and 1.43% and 1.89% for the year ended October 31, 2015; for Class C are 1.73% and 2.09% for the year ended October 31, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017, 1.72% and 2.02% for the year ended October 31, 2016 and 1.90% and 2.32% for the year ended October 31, 2015; for Class I are 0.96% and 1.32% for the year ended October 31, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017, 0.96% and 1.27% for the year ended October 31, 2016 and 1.18% and 1.57% for the year ended October 31, 2015; for Class L are 0.83% and 1.13% for the year ended October 31, 2019, 0.82% and 1.10% for the year ended October 31, 2018, 0.82% and 1.10% for the year ended October 31, 2017, 0.81% and 1.06% for the year ended October 31, 2016 and 0.95% and 1.44% for the year ended October 31, 2015, respectively.

(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$13.11	2.01%	$14,276	3.69%	(0.26)%	4.09%	125%	356%
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370

12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370

13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370

14.13	2.36	16,696	3.30	0.26	3.60	125	356
15.24	0.39	129,150	3.10	(0.33)	3.38	131	252
15.58	6.57	146,460	3.26	(1.13)	3.52	109	278
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2(1), Class R5(1) and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I and Class L	Diversified

(1)	On February 26, 2019, Class R2 and Class R5 Shares were liquidated.

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class L Shares of the Research Market Neutral Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$310,636	$—	$—	$310,636

Total Liabilities for Securities Sold Short (a)	$(52,697)	$—	$—	$(52,697)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$62,578	$—	$—	$62,578

Total Liabilities for Securities Sold Short (a)	$(52,091)	$—	$—	$(52,091)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1	$—	$—	$1

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2019 (amounts in thousands):

Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	228

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2019, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — The Funds used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2019 (amounts in thousands):

	Opportunistic Equity Long/Short Fund		Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$—		$949	(a)
Average Notional Balance Short	6,726	(b)	800
Ending Notional Balance Short	—		759

(a)	The average notional represents the futures contracts held for 1 day during the year.
(b)	For the period August 1, 2019 through August 31, 2019.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended October 31, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Opportunistic Equity Long/Short Fund

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$641,768	$546,942	$(11)	$14	$94,829	94,791	$1,551	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	110,482	236,768	347,250	—	—	—	—	699	—

Total	$110,482	$878,536	$894,192	$(11)	$14	$94,829		$2,250	$—

Research Market Neutral Fund

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$22,866	$274,424	$287,880	$9	$—	(c)	$9,419	9,415	$392	$—

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
(c)	Amount rounds to less than one thousand

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	R2		R5		R6		Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$3	$—	(a)	$9	n/a	$—	(a)	$—	(a)	$—	(a)	$12
Research Market Neutral Fund
Transfer agency fees	8	1		2	$2	n/a		n/a		n/a		13

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Opportunistic Equity Long/Short Fund	$—	$618	$(618)
Research Market Neutral Fund	(455)	456	(1)

The reclassifications for the Funds relate primarily to non-taxable dividends, dividend expense for securities sold short and net operating losses.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.60	(1)

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019 the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$5		$—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
Research Market Neutral Fund	0.25	0.25	0.25	0.10%	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5	Class R6
Opportunistic Equity Long/Short Fund	1.85%	2.35%	1.60%	n/a	2.10%	1.45%	1.35%
Research Market Neutral Fund	1.25	1.75	0.99	0.85%	n/a	n/a	n/a

The expense limitation agreements were in effect for the year ended October 31, 2019 and are in place until at least February 29, 2020.

For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$65	$43	$11	$119	$—	(a)
Research Market Neutral Fund	256	90	12	358	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2019 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$197
Research Market Neutral Fund	34

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$1,257,514	$1,229,758	$1,151,431	$1,164,766
Research Market Neutral Fund	125,501	245,203	114,072	231,054

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$241,066	$20,082	$3,209	$16,873
Research Market Neutral Fund	(4,591)	18,112	3,033	15,079

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*		Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$—	(a)	$4,791	$4,791
Research Market Neutral Fund	—		13,829	13,829

(a)	Amount rounds to less than one thousand.
*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$1,101	$983	$2,084
Research Market Neutral Fund	—	5,519	5,519

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	(Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$918	$—	$(14,061)	$16,713
Research Market Neutral Fund	—	6,188	(33,682)	14,801

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales, trustee deferred compensation and straddle loss deferral.

As of October 31, 2019, the following Funds had post-enactment capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Opportunistic Equity Long/Short Fund	$14,061		$—
Research Market Neutral Fund	33,682	*	—

*	Amount includes capital loss carry forwards which are limited in future years under Internal Revenue Code sections 381-384.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

During the year ended October 31, 2019, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Research Market Neutral Fund	$2,302	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	3	63.8%
Research Market Neutral Fund	3	46.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2019, the Funds pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	39

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019, and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$974.20	$11.30	2.27%
Hypothetical	1,000.00	1,013.76	11.52	2.27
Class C
Actual	1,000.00	972.30	13.77	2.77
Hypothetical	1,000.00	1,011.24	14.04	2.77
Class I
Actual	1,000.00	975.60	10.01	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Class R6
Actual	1,000.00	977.00	8.82	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,007.80	19.13	3.78
Hypothetical	1,000.00	1,006.15	19.11	3.78
Class C
Actual	1,000.00	1,005.20	21.63	4.28
Hypothetical	1,000.00	1,003.63	21.62	4.28
Class I
Actual	1,000.00	1,008.90	17.77	3.51
Hypothetical	1,000.00	1,007.51	17.76	3.51
Class L
Actual	1,000.00	1,009.40	17.12	3.38
Hypothetical	1,000.00	1,008.17	17.11	3.38

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to each Fund’s objectives and peer group. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the first and second quintiles based upon both the Peer Group and Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer

Group for both the one- and three-year periods ended December 31, 2018, and in the first and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first and second quintiles based upon the Universe for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, second and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the second, second and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees,

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the fourth and third quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2019	J.P. MORGAN SPECIALTY FUNDS	47

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Long Term Capital Gain
JPMorgan Opportunistic Equity Long/Short Fund	$4,791
JPMorgan Research Market Neutral Fund	13,829

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-SPEC-1019

Annual Report

J.P. Morgan International Equity Funds

October 31, 2019

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over Britain’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33%, the MSCI EAFE Index returned 11.63% and the MSCI Emerging Markets Index returned 12.29%. Within bond markets, the Bloomberg Barclays Emerging Markets Aggregate Index returned 12.73% and the Bloomberg Barclays U.S. Aggregate Index returned 11.51%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	27.20%
MSCI Emerging Markets Index (net of foreign withholding taxes)	11.86%

Net Assets as of 10/31/2019 (In Thousands)	$6,313,677

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s lack of holdings in the real estate sector and its underweight position in the utilities sector were leading detractors from relative performance.

By country, the Fund’s security selection in China and its security selection and overweight position in India were leading contributors to performance relative to the Benchmark, while the Fund’s out-of-Benchmark position in Spain and its overweight position in Peru were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AIA Group Ltd., MercadoLibre Inc. and HDFC Bank Ltd. Shares of AIA Group, a Hong Kong life insurer, rose after the company reported a 20% increase in the value of new business in the first half of 2019. Shares of MercadoLibre, an Argentinian provider of e-commerce and related services, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2019. Shares of HDFC Bank, an Indian banking and financial services company, rose amid continued growth in earnings during the twelve months ended October 31, 2109.

Leading individual detractors from relative performance included the Fund’s underweight positions in Gazprom PJSC,

Naspers Ltd. and Reliance Industries Ltd. Shares of Gazprom, a Russian natural gas producer and distributor not held in the Fund, rose after the company said it planned to raise its dividend payout ratio to 50% of the company’s net profits. Shares of Naspers, a South African internet commerce company not held in the Fund, rose after the company reported strong investment gains from its stake in Tencent Holdings Ltd. Shares of Reliance Industries, an Indian energy and retail conglomerate, rose after the company reported better-than-expected earnings for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight positions relative to the Benchmark were in the financials, consumer discretionary and consumer staples sectors and its largest relative underweight positions were in the energy, materials and communication services sectors. The Fund’s largest country overweight positions relative to the Benchmark were in India, China and Argentina and its largest relative underweight positions were in South Korea, Taiwan and Thailand.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	5.3%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.2
3.	AIA Group Ltd. (Hong Kong)	4.4
4.	Housing Development Finance Corp. Ltd. (India)	4.0
5.	Tencent Holdings Ltd. (China)	3.5
6.	Samsung Electronics Co. Ltd. (South Korea)	3.4
7.	Sberbank of Russia PJSC (Russia)	3.1
8.	HDFC Bank Ltd. (India)	2.5
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.5
10.	Techtronic Industries Co. Ltd. (Hong Kong)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	28.8%
India	19.5
Hong Kong	7.5
Taiwan	6.7
Brazil	5.4
South Korea	4.7
South Africa	4.0
Mexico	3.8
Russia	3.1
Indonesia	2.4
United States	1.8
Argentina	1.5
Portugal	1.4
Hungary	1.2
Macau	1.2
Peru	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	2.7

***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		20.12%	4.28%	4.65%
Without Sales Charge		26.77	5.41	5.22
CLASS C SHARES	February 28, 2006
With CDSC**		25.12	4.89	4.69
Without CDSC		26.12	4.89	4.69
CLASS I SHARES	September 10, 2001	27.04	5.67	5.48
CLASS L SHARES	November 15, 1993	27.20	5.81	5.63
CLASS R2 SHARES	July 31, 2017	26.35	5.20	5.11
CLASS R3 SHARES	July 31, 2017	26.67	5.39	5.21
CLASS R4 SHARES	July 31, 2017	26.98	5.65	5.47
CLASS R5 SHARES	September 9, 2016	27.19	5.81	5.63
CLASS R6 SHARES	December 23, 2013	27.36	5.93	5.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 11, 2018 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	12.60%
MSCI Emerging Markets Index (net of foreign withholding taxes)	10.73%

Net Assets as of 10/31/2019 (In Thousands)	$2,090,574

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the period from the Fund’s inception on December 11, 2018 to October 31, 2019.

By sector, the Fund’s security selection in the energy and consumer discretionary sectors was a leading detractor from relative performance, while the Fund’s security selection in the financials and industrials sectors was a leading contributor to relative performance.

By country, the Fund’s security selection and underweight position in China and its security selection in Mexico were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in Taiwan and its underweight position in Russia were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Taiwan Semiconductor Manufacturing Co., Country Garden Holdings Co. and Luxshare Precision Industry Co. Shares of Taiwan Semiconductor Manufacturing, a maker of integrated circuits and wafer semiconductor devices, rebounded from a slowdown in global demand for semiconductors during the early part of the reporting period. Shares of Country Garden Holdings, a Chinese real estate developer, rose after the company reported strong revenue and profit growth for 2018. Shares of Luxshare Precision Industry, a China-based manufacturer of electronic components and a leading supplier to Apple Inc., rose after the company reported growth in earnings during the reporting period.

Leading individual detractors from relative performance included the Fund’s underweight positions in Reliance Industries Ltd., Gazprom PJSC and New Oriental Education & Technology Group Inc. Shares of Reliance Industries, an Indian business conglomerate not held in the Fund, rose after the company reported better-than-expected profit for the three months ended June 30, 2019. Shares of Gazprom, a Russian natural gas producer and distributor, rose after the company said it planned to raise its dividend payout ratio to 50% of the company’s net profits. Shares of New Oriental Education & Technology Group, a Chinese private education provider not held in the Fund, rose amid continued growth in revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks.

As a result of this process, the Fund’s sole overweight sector position relative to the Benchmark was in the financials sector and its largest relative underweight positions were in the industrials and information technology sectors. By country, the Fund’s largest overweight positions relative to the Benchmark were in Hungary and Mexico and the largest relative underweight positions were in India and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI India ETF (United States)	8.7%
2.	Alibaba Group Holding Ltd., ADR (China)	4.8
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.7
4.	Samsung Electronics Co. Ltd. (South Korea)	4.5
5.	Tencent Holdings Ltd. (China)	4.5
6.	China Construction Bank Corp., Class H (China)	1.6
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.5
8.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.2
9.	Itau Unibanco Holding SA (Preference) (Brazil)	1.1
10.	Petroleo Brasileiro SA (Preference) (Brazil)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
China	32.0%
South Korea	13.0
Taiwan	11.5
United States	8.7
Brazil	7.2
Russia	4.5
South Africa	4.2
Mexico	3.3
Thailand	2.3
Indonesia	2.1
Saudi Arabia	2.1
Malaysia	1.2
Poland	1.1
Others (each less than 1.0%)	5.7
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 11, 2018 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS I SHARES	January 30, 2019	12.46%
CLASS R6 SHARES	December 11, 2018	12.60

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	8.14%
MSCI Europe Index (net of foreign withholding taxes)	10.90%

Net Assets as of 10/31/2019 (In Thousands)	$542,245

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the food, beverages & tobacco sector and in the diversified financial sector was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position and security selection in the insurance sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Burford Capital Ltd., ABN Amro Bank NV and ASR Nederland NV. Shares of Burford Capital, a U.K. provider of litigation financing that was not held in the Benchmark, fell after an investment group claimed the company inflated the value of its assets. Shares of ABN Amro Bank, a Netherlands bank, fell amid an anti-money laundering investigation by Dutch prosecutors. Shares of ASR Nederland, a Netherlands insurance company not held in the Benchmark, fell after the company failed to complete a large corporate acquisition.

Leading individual contributors to relative performance included the Fund’s overweight positions in Enel SpA and Zurich Insurance Group AG and its underweight position in Royal Dutch Shell PLC. Shares of Enel SpA, an Italian electric utility, rose amid an easing of political tensions between the European Union and Italy’s government. Shares of Zurich Insurance Group, a Swiss insurance company, rose after the company reported growth in earnings and forecast it would meet or surpass its 2019 financial targets. Shares of Royal Dutch Shell, a petroleum oil and natural gas producer not held in the Fund, fell amid lower energy prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	5.0%
2.	Roche Holding AG (Switzerland)	4.8
3.	Novartis AG (Registered) (Switzerland)	4.0
4.	Allianz SE (Registered) (Germany)	3.1
5.	GlaxoSmithKline plc (United Kingdom)	2.9
6.	Zurich Insurance Group AG (Switzerland)	2.8
7.	TOTAL SA (France)	2.6
8.	SAP SE (Germany)	2.4
9.	Linde plc (United Kingdom)	2.3
10.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	21.6%
United Kingdom	18.1
France	16.1
Germany	12.6
Netherlands	8.0
Italy	4.6
Sweden	3.2
Finland	3.1
Spain	2.6
Australia	2.4
Norway	1.8
Belgium	1.6
Russia	1.4
South Africa	1.2
United States	1.0
Others (each less than 1.0%)	0.7
Short-Term Investments	0.0	(a)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		2.48%	0.77%	5.01%
Without Sales Charge		8.14	1.86	5.57
CLASS C SHARES	November 1, 1998
With CDSC**		6.59	1.35	5.04
Without CDSC		7.59	1.35	5.04
CLASS I SHARES	September 10, 2001	8.44	2.17	5.86
CLASS L SHARES	September 10, 2001	8.49	2.31	6.06
CLASS R6 SHARES	October 1, 2018	8.60	2.33	6.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund, the MSCI Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.38%
MSCI World Index (net of foreign withholding taxes)	12.69%

Net Assets as of 10/31/2019 (In Thousands)	$4,230,153

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the utilities and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financial services and automobiles & auto parts sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to relative performance. There were no significant regional detractors from relative performance during the reporting period.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in, or not holding, certain securities in the Benchmark that they considered to be overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.9%
2.	Microsoft Corp. (United States)	2.8
3.	Amazon.com, Inc. (United States)	1.9
4.	Alphabet, Inc., Class C (United States)	1.1
5.	Alphabet, Inc., Class A (United States)	1.0
6.	Bank of America Corp. (United States)	0.9
7.	Facebook, Inc., Class A (United States)	0.9
8.	Mastercard, Inc., Class A (United States)	0.9
9.	Nestle SA (Registered) (Switzerland)	0.9
10.	Coca-Cola Co. (The) (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.4%
Japan	8.2
United Kingdom	4.8
France	4.3
Canada	3.5
Australia	3.0
Germany	2.8
Switzerland	2.8
Netherlands	2.1
Hong Kong	1.1
Others (each less than 1.0%)	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	February 28, 2013	13.38%	7.46%	9.45%
CLASS R6 SHARES	November 1, 2017	13.50	7.50	9.48

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index (net of foreign withholding taxes) and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.51%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019 (In Thousands)	$1,811,349

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to relative performance.

By country, the Fund’s security selection in Japan and Australia was a leading detractor from relative performance, while the Fund’s security selection in Germany and Israel was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.0%
2.	Roche Holding AG (Switzerland)	2.4
3.	Novartis AG (Registered) (Switzerland)	2.3
4.	Royal Dutch Shell plc, Class B (Netherlands)	2.1
5.	BHP Group Ltd. (Australia)	1.8
6.	Allianz SE (Registered) (Germany)	1.7
7.	Toyota Motor Corp. (Japan)	1.6
8.	Rio Tinto plc (Australia)	1.5
9.	Unilever plc (United Kingdom)	1.4
10.	adidas AG (Germany)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	23.9%
United Kingdom	12.6
Switzerland	11.4
Australia	8.6
France	8.3
Germany	8.2
Netherlands	6.4
Spain	4.0
Norway	2.0
Singapore	1.8
Belgium	1.8
Sweden	1.1
Finland	1.1
South Africa	1.1
Denmark	1.0
Others (each less than 1.0%)	4.3
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(0.98)%	1.15%	3.96%
Without Sales Charge		4.51	2.25	4.52
CLASS C SHARES	February 28, 2006
With CDSC**		2.92	1.74	4.00
Without CDSC		3.92	1.74	4.00
CLASS I SHARES	February 28, 2006	4.70	2.55	4.81
CLASS R2 SHARES	November 3, 2008	4.15	1.97	4.25
CLASS R6 SHARES	May 29, 2015	4.94	2.74	5.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.20%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019 (In Thousands)	$2,997,006

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector, where the Fund had no holdings, and in the real estate sector were leading detractors from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Japan was the smallest contributor to relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASML Holding NV, HDFC Bank Ltd. and London Stock Exchange Group PLC. Shares of ASML Holding, a Netherlands semiconductor manufacturer, rose after the company reported better-than-expected earnings growth for the fourth quarter of 2018 and proposed raising its full-year dividend. Shares of HDFC Bank, an Indian banking and financial services company not held in the Benchmark, rose amid continued growth in earnings during the reporting period. Shares of London Stock Exchange Group, an operator of financial exchanges, rose following a $39 million takeover offer from Hong Kong Exchanges & Clearing Ltd. that was subsequently withdrawn.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Continental AG and Sumitomo Mitsui Financial Group Ltd. and its position in Anheuser-Busch InBev SA. Shares of Continental, a German tire and auto parts manufacturer, fell after the company reported a decline in 2019 second quarter earnings. Shares of Sumitomo Mitsui Financial Group, a Japanese financial services provider, fell as yields on its foreign bond holdings declined. Shares of Anheuser-Busch InBev, a brewery and beverages company, fell late in the reporting period after the company reported flat profits for the third quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.1%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.8
3.	Roche Holding AG (Switzerland)	2.7
4.	Novartis AG (Registered) (Switzerland)	2.6
5.	AIA Group Ltd. (Hong Kong)	2.6
6.	GlaxoSmithKline plc (United Kingdom)	2.2
7.	SAP SE (Germany)	2.1
8.	Diageo plc (United Kingdom)	2.0
9.	ASML Holding NV (Netherlands)	2.0
10.	Unilever plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	16.9%
United Kingdom	15.1
France	14.8
Switzerland	11.7
Germany	7.9
Netherlands	5.7
Hong Kong	4.2
China	3.0
United States	3.0
Sweden	2.3
Australia	1.9
Denmark	1.7
Belgium	1.7
India	1.5
Taiwan	1.4
South Korea	1.3
Singapore	1.3
Spain	1.1
Others (each less than 1.0%)	1.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		8.91%	3.11%	4.59%
Without Sales Charge		14.93	4.22	5.15
CLASS C SHARES	January 31, 2003
With CDSC**		13.39	3.71	4.62
Without CDSC		14.39	3.71	4.62
CLASS I SHARES	January 1, 1997	15.20	4.49	5.42
CLASS R2 SHARES	November 3, 2008	14.58	3.94	4.88
CLASS R5 SHARES	May 15, 2006	15.38	4.65	5.60
CLASS R6 SHARES	November 30, 2010	15.50	4.73	5.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Hedged Equity Fund

FUND SUMMARY

FOR THE PERIOD MARCH 15, 2019 (INCEPTION DATE) THROUGH OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.07%
MSCI EAFE Index (net of foreign withholding taxes)	5.79%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.51%

Net Assets as of 10/31/2019 (In Thousands)	$60,242

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the period from the Fund’s inception on March 15, 2019 to October 31, 2019.

By sector, the Fund’s security selection in the utilities and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Germany and Italy was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Finland and Australia was a leading detractor from relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wartsila Oyj, Renault SA and ArcelorMittal SA. Shares of Wartsila, a Finnish maker of power plants and engines, fell after the company reported lower-than-expected results for the second quarter of 2019 and forecast lower demand for its marine and energy businesses. Shares of Renault, a French automaker, fell after the company lowered its 2019 revenue forecast. Shares of ArcelorMittal, a Luxembourg-based steelmaker, fell amid low steel prices and high costs of raw materials.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Enel SpA and Daikin Industries Ltd. and its position in Nintendo Co. Shares of Enel, an Italian electric utility, rose amid easing of political tensions between the European Union and the Italian government. Shares of Daikin Industries, a Japanese maker of air conditioning and refrigeration equipment, rose amid investor expectations that it would benefit from a reduction in U.S.-China trade tensions. Shares of Nintendo, a Japanese maker of home entertainment products, fell after the company issued a lower-than-expected forecast for sales of its Switch console.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.3
3.	Toyota Motor Corp. (Japan)	1.8
4.	SAP SE (Germany)	1.7
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Enel SpA (Italy)	1.6
7.	BP plc (United Kingdom)	1.5
8.	Novo Nordisk A/S, Class B (Denmark)	1.5
9.	TOTAL SA (France)	1.4
10.	Air Liquide SA (France)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.5%
United Kingdom	15.2
France	13.7
Switzerland	10.2
Germany	8.8
Netherlands	5.0
Australia	4.9
Spain	3.2
Italy	2.6
Hong Kong	2.4
Denmark	1.8
Sweden	1.4
Belgium	1.0
Others (each less than 1.0%)	4.9
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION*

CLASS A SHARES	March 15, 2019
With Sales Charge**		(1.58)%
Without Sales Charge		3.87
CLASS C SHARES	March 15, 2019
With CDSC***		2.53
Without CDSC		3.53
CLASS I SHARES	March 15, 2019	4.07
CLASS R5 SHARES	March 15, 2019	4.13
CLASS R6 SHARES	March 15, 2019	4.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (3/15/19 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month US Treasury Bill Index from March 15, 2019 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.65%
MSCI EAFE Index (net of foreign withholding taxes)	11.04%

Net Assets as of 10/31/2019 (In Thousands)	$4,834,474

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the industrial cyclical and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and technology-software sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in the Pacific, excluding Japan, and in the U.K. was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Japan and continental Europe was a leading detractor from relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.1%
2.	Roche Holding AG (Switzerland)	2.3
3.	Toyota Motor Corp. (Japan)	1.8
4.	SAP SE (Germany)	1.8
5.	Novartis AG (Registered) (Switzerland)	1.6
6.	Enel SpA (Italy)	1.6
7.	BP plc (United Kingdom)	1.5
8.	Novo Nordisk A/S, Class B (Denmark)	1.5
9.	TOTAL SA (France)	1.4
10.	Air Liquide SA (France)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.6%
United Kingdom	14.7
France	13.2
Switzerland	9.8
Germany	8.5
Netherlands	4.8
Australia	4.8
Spain	3.1
United States	2.7
Italy	2.5
Hong Kong	2.3
Denmark	1.7
Sweden	1.3
Belgium	1.0
Others (each less than 1.0%)	3.9
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	April 23, 1993
With Sales Charge*		4.59%	2.67%	3.94%
Without Sales Charge		10.39	3.79	4.50
CLASS I SHARES	October 28, 1992	10.65	4.05	4.77
CLASS R6 SHARES	November 1, 2017	10.78	4.10	4.79

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.62%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	11.27%

Net Assets as of 10/31/2019 (In Thousands)	$2,599,641

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from relative performance.

By region, the Fund’s security selection across all regions made a positive contribution to relative performance. The largest contribution came from security selection in the U.K. and emerging markets, while the smallest contribution came from the Pacific region, excluding Japan.

Leading individual contributors to the Fund’s relative performance included its overweight positions in HDFC Bank Ltd., AIA Group Ltd. and PT Bank Central Asia. Shares of HDFC Bank, an Indian banking and financial services company not held in the Benchmark, rose amid continued growth in earnings during the reporting period. Shares of AIA Group, a Hong Kong life insurer, rose amid investor optimism for reduced U.S.-China trade tensions. Shares of PT Bank Central Asia, an Indonesian bank, rose amid growth in profits during the reporting period.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Enel SpA and Roche Holding AG and its overweight position in Fanuc Corp. Shares of Enel, an Italian electric utility not held in the Fund, rose amid easing political tensions between the European Union and the Italian government. Shares of Roche Holding, a Swiss pharmaceuticals manufacturer not held in the Fund, rose after the company reported strong revenue growth for the first nine months of 2019 and raised its forecast for revenue growth for the full year. Shares of Fanuc, a Japanese robotics company, fell after the company reduced its profit forecast amid U.S.-China trade tensions.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.7%
2.	HDFC Bank Ltd., ADR (India)	3.6
3.	AIA Group Ltd. (Hong Kong)	3.5
4.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.3
5.	Royal Dutch Shell plc, Class A (Netherlands)	3.0
6.	Tencent Holdings Ltd. (China)	2.8
7.	Alibaba Group Holding Ltd., ADR (China)	2.7
8.	GlaxoSmithKline plc (United Kingdom)	2.6
9.	SAP SE (Germany)	2.5
10.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	17.7%
Germany	9.4
Switzerland	9.2
China	8.4
France	7.2
Japan	7.2
Canada	7.0
Hong Kong	5.2
Netherlands	5.1
United States	4.9
India	3.4
Taiwan	2.4
Denmark	2.1
Indonesia	1.8
Australia	1.7
Austria	1.6
Sweden	1.6
Brazil	1.4
Others (each less than 1.0%)	0.9
Short-Term Investments	1.8

***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		12.14%	4.27%	6.87%
Without Sales Charge		18.35	5.40	7.60
CLASS C SHARES	November 30, 2011
With CDSC**		16.73	4.85	7.05
Without CDSC		17.73	4.85	7.05
CLASS I SHARES	November 30, 2011	18.62	5.71	7.90
CLASS R2 SHARES	November 30, 2011	18.01	5.10	7.31
CLASS R5 SHARES	November 30, 2011	18.76	5.82	8.05
CLASS R6 SHARES	November 30, 2011	18.89	5.90	8.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	2.69%
MSCI EAFE Value Index (net of foreign withholding taxes)	5.51%

Net Assets as of 10/31/2019 (In Thousands)	$393,272

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2019.

By sector, the Fund’s underweight position and security selection in the utilities sector and its security selection in the industrial cyclical sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology—semiconductors & hardware sector and the transportation sector was a leading contributor to relative performance.

By region, the Fund’s security selection across all regions detracted from relative performance. The Fund’s security selection in Europe, excluding the U.K., and its security selection and underweight exposure to the Pacific region, excluding Japan, were leading detractors from performance. The Fund’s security selection in the U.K. and Japan was the smallest detractor from relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Commonwealth Bank of Australia, Vodafone Group and National Australia Bank Ltd. Shares of Commonwealth Bank of Australia, a banking and financial services company not held in the Fund, rose as investors responded positively to the re-election of Australia’s conservative coalition government in May 2019. Shares of Vodafone Group, a U.K. telecommunications provider, rose after the company unveiled plans to sell its European telecommunications tower business. Shares of National Australia Bank, a banking and financial services company, fell amid declining earnings during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in BHP Group Ltd., Dialog Semiconductor PLC and Advantest Corp. Shares of BHP Group, an Australian mining and minerals company, rose amid strong profit growth during the reporting period. Shares of Dialog Semiconductor, a U.K. semiconductor manufacturer not held in the Benchmark, rose after the company reported better-than-expected earnings for the second quarter of 2019, bolstered by licensing revenue from the transfer of patents to Apple Inc. Shares of Advantest, a Japanese maker of semiconductor manufacturing equipment that was not held in the Benchmark, rose after the company reported better-than-expected sales during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the materials and capital goods sectors, while the largest underweight sector positions were in the real estate and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.6%
2.	Toyota Motor Corp. (Japan)	2.5
3.	HSBC Holdings plc (United Kingdom)	2.3
4.	TOTAL SA (France)	2.1
5.	BP plc (United Kingdom)	2.0
6.	BHP Group Ltd. (Australia)	1.9
7.	GlaxoSmithKline plc (United Kingdom)	1.8
8.	Rio Tinto plc (Australia)	1.4
9.	British American Tobacco plc (United Kingdom)	1.4
10.	Allianz SE (Registered) (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.8%
United Kingdom	17.4
Australia	9.2
Germany	8.0
France	8.0
Switzerland	6.2
Netherlands	5.8
Sweden	2.9
Italy	2.9
Spain	2.7
Norway	2.5
Hong Kong	2.0
Singapore	1.4
Finland	1.3
United States	1.2
Austria	1.2
Belgium	1.2
Others (each less than 1.0%)	3.4
Short-Term Investments	0.9

***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(3.07)%	(0.71)%	2.39%
Without Sales Charge		2.30	0.37	2.94
CLASS C SHARES	July 11, 2006
With CDSC**		0.82	(0.13)	2.42
Without CDSC		1.82	(0.13)	2.42
CLASS I SHARES	September 10, 2001	2.56	0.66	3.21
CLASS L SHARES	November 4, 1993	2.69	0.77	3.35
CLASS R2 SHARES	November 3, 2008	2.08	0.11	2.67
CLASS R5 SHARES	September 9, 2016	2.64	0.76	3.34
CLASS R6 SHARES	November 30, 2010	2.83	0.91	3.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value

Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Argentina — 1.5%

MercadoLibre, Inc. *	183	95,260

Australia — 0.3%

Oil Search Ltd.	3,787	18,691

Brazil — 5.5%

Ambev SA, ADR *	17,247	74,336

B3 SA — Brasil Bolsa Balcao	7,991	96,461

Itau Unibanco Holding SA, ADR	8,271	74,687

Lojas Renner SA	5,329	67,617

Raia Drogasil SA *	1,163	31,885

		344,986

China — 29.0%

Alibaba Group Holding Ltd., ADR *	1,869	330,150

Budweiser Brewing Co. APAC Ltd.* (a)	34,773	127,137

Foshan Haitian Flavouring & Food Co. Ltd., Class A	5,182	82,226

Hangzhou Robam Appliances Co. Ltd., Class A	7,247	32,414

Huazhu Group Ltd., ADR (b)	2,030	76,870

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	14,983	61,704

Kweichow Moutai Co. Ltd., Class A	456	76,386

Meituan Dianping, Class B * (a)	7,649	91,244

Midea Group Co. Ltd., Class A	9,820	77,387

NetEase, Inc., ADR	287	82,021

New Oriental Education & Technology Group, Inc., ADR *	874	106,735

Ping An Bank Co. Ltd., Class A	32,804	75,742

Ping An Insurance Group Co. of China Ltd., Class H	13,918	160,633

Shenzhou International Group Holdings Ltd.	3,907	53,985

Tencent Holdings Ltd.	5,483	222,419

Wuxi Biologics Cayman, Inc. * (a) (b)	7,284	85,592

Yum China Holdings, Inc.	2,112	89,741

		1,832,386

Egypt — 0.9%

Commercial International Bank Egypt SAE (Registered), GDR (a)	11,635	57,475

Hong Kong — 7.6%

AIA Group Ltd.	795	7,918

AIA Group Ltd.	26,257	261,475

Hong Kong Exchanges & Clearing Ltd.	2,637	82,153

Techtronic Industries Co. Ltd.	16,325	127,576

		479,122

Hungary — 1.2%

OTP Bank Nyrt.	1,662	76,660

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 19.6%

Asian Paints Ltd.	1,695	43,204

Britannia Industries Ltd.	879	40,460

HDFC Bank Ltd.	9,359	162,165

HDFC Bank Ltd., ADR	1,947	118,930

HDFC Life Insurance Co. Ltd. (a)	10,579	93,290

Hindustan Unilever Ltd.	2,784	85,331

Housing Development Finance Corp. Ltd.	8,380	251,494

IndusInd Bank Ltd.	3,123	57,762

ITC Ltd.	22,200	80,567

Kotak Mahindra Bank Ltd.	4,888	108,413

Maruti Suzuki India Ltd.	943	100,423

Tata Consultancy Services Ltd.	3,003	96,081

		1,238,120

Indonesia — 2.4%

Bank Central Asia Tbk. PT	32,830	73,484

Bank Rakyat Indonesia Persero Tbk. PT	261,981	78,499

		151,983

Macau — 1.2%

Sands China Ltd.	15,304	75,382

Mexico — 3.9%

Fomento Economico Mexicano SAB de CV, ADR	449	39,935

Grupo Financiero Banorte SAB de CV, Class O	16,949	92,674

Infraestructura Energetica Nova SAB de CV *	8,509	37,601

Wal-Mart de Mexico SAB de CV	24,832	74,418

		244,628

Panama — 0.9%

Copa Holdings SA, Class A	579	58,883

Peru — 1.1%

Credicorp Ltd.	316	67,581

Portugal — 1.4%

Jeronimo Martins SGPS SA	5,296	88,997

Russia — 3.1%

Sberbank of Russia PJSC	53,721	196,883

South Africa — 4.0%

Bid Corp. Ltd.	4,328	100,972

Capitec Bank Holdings Ltd. (b)	930	84,519

Mr Price Group Ltd.	2,200	23,263

Sanlam Ltd.	8,699	45,781

		254,535

South Korea — 4.8%

NCSoft Corp.	183	81,353

Samsung Electronics Co. Ltd.	5,049	218,200

		299,553

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — 0.3%

Prosegur Cia de Seguridad SA	4,280	16,614

Taiwan — 6.7%

Largan Precision Co. Ltd.	315	46,221

President Chain Store Corp.	5,581	55,677

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,265	323,436

		425,334

Turkey — 0.8%

BIM Birlesik Magazalar A/S	4,889	40,462

Ford Otomotiv Sanayi A/S	1,070	12,067

		52,529

United States — 1.6%

EPAM Systems, Inc. *	563	99,098

Total Common Stocks (Cost $4,432,405)		6,174,700

Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $168,352)	168,301	168,369

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	8,001	8,001

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	5,485	5,485

Total Investment of Cash Collateral from Securities Loaned (Cost $13,486)		13,486

Total Investments — 100.7% (Cost $4,614,243)		6,356,555
Liabilities in Excess of Other Assets — (0.7)%		(42,878)

NET ASSETS — 100.0%		6,313,677

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	20.9%

Insurance	9.0

Internet & Direct Marketing Retail	8.1

Food & Staples Retailing	6.2

Semiconductors & Semiconductor Equipment	5.1

Beverages	5.0

Thrifts & Mortgage Finance	4.0

Hotels, Restaurants & Leisure	3.7

Interactive Media & Services	3.5

Technology Hardware, Storage & Peripherals	3.4

IT Services	3.1

Food Products	2.9

Capital Markets	2.8

Entertainment	2.6

Machinery	2.0

Automobiles	1.8

Household Durables	1.7

Diversified Consumer Services	1.7

Life Sciences Tools & Services	1.3

Household Products	1.3

Tobacco	1.3

Multiline Retail	1.1

Others (each less than 1.0%)	4.9

Short-Term Investments	2.6

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PT	Limited liability company
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $13,200,000.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 90.1%

Argentina — 0.1%

MercadoLibre, Inc. *	4	2,089

Brazil — 7.2%

Ambev SA *	2,921	12,642

B3 SA — Brasil Bolsa Balcao	1,013	12,227

Banco Bradesco SA (Preference)	1,659	14,590

Banco do Brasil SA *	362	4,333

Cogna Educacao	1,152	2,782

CVC Brasil Operadora e Agencia de Viagens SA	224	2,859

Equatorial Energia SA	284	7,209

Gerdau SA (Preference)	1,755	5,875

Itau Unibanco Holding SA (Preference)	2,435	22,020

Lojas Renner SA	718	9,108

Petroleo Brasileiro SA (Preference)	2,893	21,916

Raia Drogasil SA *	213	5,833

Telefonica Brasil SA (Preference)	540	7,150

TIM Participacoes SA, ADR (a)	365	5,163

Vale SA, ADR *	1,378	16,182

		149,889

Chile — 0.2%

Cencosud SA	1,133	1,538

Cia Cervecerias Unidas SA, ADR	93	1,838

		3,376

China — 32.0%

51job, Inc., ADR *	55	4,362

Alibaba Group Holding Ltd., ADR *	558	98,657

ANTA Sports Products Ltd.	446	4,363

Baidu, Inc., ADR *	91	9,298

Bank of China Ltd., Class H	39,080	15,936

Baoshan Iron & Steel Co. Ltd., Class A	6,133	5,051

Beijing Enterprises Holdings Ltd.	445	2,095

BOE Technology Group Co. Ltd., Class A	2,782	1,409

CGN Power Co. Ltd., Class H (b)	16,202	4,208

China Conch Venture Holdings Ltd.	1,158	4,529

China Construction Bank Corp., Class H	42,018	33,668

China Everbright International Ltd.	5,742	4,340

China Life Insurance Co. Ltd., Class H	4,718	12,133

China Longyuan Power Group Corp. Ltd., Class H	7,745	4,184

China Merchants Bank Co. Ltd., Class H	2,270	10,826

China Mobile Ltd.	2,003	16,278

China Oilfield Services Ltd., Class H	4,362	6,073

China Overseas Land & Investment Ltd.	2,848	8,987

China Pacific Insurance Group Co. Ltd., Class H	1,638	5,943

China Petroleum & Chemical Corp., Class H	17,092	9,722

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Railway Group Ltd., Class H	4,540	2,736

China Resources Land Ltd.	980	4,168

China Shenhua Energy Co. Ltd., Class H	3,472	7,051

China State Construction International Holdings Ltd.	2,136	1,967

China Unicom Hong Kong Ltd.	7,300	7,187

China Vanke Co. Ltd., Class H	2,185	7,969

CNOOC Ltd.	3,828	5,697

Country Garden Holdings Co. Ltd.	6,810	9,454

Country Garden Services Holdings Co. Ltd.	1,291	4,374

CSPC Pharmaceutical Group Ltd.	3,116	7,980

Ctrip.com International Ltd., ADR *	204	6,715

Far East Horizon Ltd.	3,472	3,287

Fosun International Ltd.	2,048	2,677

Geely Automobile Holdings Ltd.	4,540	8,591

Greentown Service Group Co. Ltd. (b)	2,226	2,526

Hangzhou Robam Appliances Co. Ltd., Class A	1,451	6,490

Huayu Automotive Systems Co. Ltd., Class A	632	2,254

Industrial & Commercial Bank of China Ltd., Class H	33,872	24,266

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	552	2,273

JD.com, Inc., ADR *	307	9,565

Jiangsu Hengrui Medicine Co. Ltd., Class A	475	6,133

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	312	4,453

Jointown Pharmaceutical Group Co. Ltd., Class A	1,611	2,957

Kingdee International Software Group Co. Ltd.	3,784	4,146

Kunlun Energy Co. Ltd.	4,630	4,309

Kweichow Moutai Co. Ltd., Class A	44	7,452

KWG Group Holdings Ltd. *	3,383	3,407

Longfor Group Holdings Ltd. (b)	1,736	7,205

Luxshare Precision Industry Co. Ltd., Class A	1,323	5,967

Meituan Dianping, Class B * (b)	258	3,080

Midea Group Co. Ltd., Class A	717	5,647

NARI Technology Co. Ltd., Class A	1,255	3,911

NetEase, Inc., ADR	45	12,749

Nexteer Automotive Group Ltd.	1,202	1,120

PetroChina Co. Ltd., Class H	8,990	4,384

PICC Property & Casualty Co. Ltd., Class H	5,876	7,436

Ping An Bank Co. Ltd., Class A	256	590

Ping An Bank Co. Ltd., Class A	2,179	5,031

Ping An Insurance Group Co. of China Ltd., Class H	2,760	31,850

Postal Savings Bank of China Co. Ltd., Class H (b)	11,795	7,563

Prosus NV *	96	6,627

SAIC Motor Corp. Ltd., Class A	1,603	5,351

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

China — continued

Shenzhou International Group Holdings Ltd.	570	7,873

Sinopharm Group Co. Ltd., Class H	1,816	6,504

Sunny Optical Technology Group Co. Ltd.	525	8,442

Suofeiya Home Collection Co. Ltd., Class A	1,349	3,322

Tencent Holdings Ltd.	2,275	92,260

Wuxi Biologics Cayman, Inc. * (b)	557	6,540

Xinyangfeng Agricultural Technology Co. Ltd., Class A	2,435	2,922

Yum China Holdings, Inc.	248	10,533

		669,053

Colombia — 0.3%

Bancolombia SA	275	3,348

Ecopetrol SA, ADR	119	2,178

		5,526

Czech Republic — 0.3%

Komercni banka A/S	127	4,282

Moneta Money Bank A/S (b)	966	3,206

		7,488

Greece — 0.1%

OPAP SA	188	2,043

Hong Kong — 0.7%

China Gas Holdings Ltd.	1,691	7,205

Haier Electronics Group Co. Ltd.	1,068	3,049

Hutchison China MediTech Ltd., ADR *	98	1,858

Techtronic Industries Co. Ltd.	379	2,958

		15,070

Hungary — 0.7%

OTP Bank Nyrt.	209	9,650

Richter Gedeon Nyrt.	231	4,282

		13,932

India — 0.7%

HDFC Bank Ltd., ADR	67	4,105

ICICI Bank Ltd., ADR	348	4,529

Infosys Ltd., ADR	692	6,637

		15,271

Indonesia — 2.1%

Astra International Tbk. PT	11,604	5,739

Bank Central Asia Tbk. PT	6,280	14,057

Bank Rakyat Indonesia Persero Tbk. PT	35,550	10,652

Hanjaya Mandala Sampoerna Tbk. PT	17,007	2,579

Telekomunikasi Indonesia Persero Tbk. PT	35,319	10,307

INVESTMENTS	SHARES (000)	VALUE ($000)

Indonesia — continued

United Tractors Tbk. PT	890	1,374

		44,708

Malaysia — 1.2%

CIMB Group Holdings Bhd.	2,991	3,754

IHH Healthcare Bhd.	2,404	3,276

Petronas Chemicals Group Bhd.	3,129	5,590

Public Bank Bhd.	1,571	7,626

Tenaga Nasional Bhd.	1,727	5,719

		25,965

Mexico — 3.3%

Alfa SAB de CV, Class A	2,930	2,550

America Movil SAB de CV, Series L	17,212	13,627

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	2,526	3,398

Fomento Economico Mexicano SAB de CV, ADR	111	9,886

Grupo Aeroportuario del Pacifico SAB de CV, Class B	441	4,621

Grupo Aeroportuario del Sureste SAB de CV, Class B	333	5,455

Grupo Financiero Banorte SAB de CV, Class O	1,870	10,226

Grupo Mexico SAB de CV, Series B	3,025	7,987

Wal-Mart de Mexico SAB de CV	3,468	10,393

		68,143

Peru — 0.5%

Credicorp Ltd.	48	10,318

Philippines — 0.5%

Ayala Corp.	198	3,346

Ayala Land, Inc.	4,635	4,429

International Container Terminal Services, Inc.	1,174	2,744

		10,519

Poland — 1.1%

Bank Polska Kasa Opieki SA	253	7,151

CCC SA	69	2,016

CD Projekt SA	75	4,945

Dino Polska SA * (b)	78	3,049

Polski Koncern Naftowy ORLEN SA	213	5,831

		22,992

Qatar — 0.4%

Qatar National Bank QPSC	1,527	8,049

Russia — 4.5%

Alrosa PJSC	4,254	4,946

Gazprom PJSC, ADR	1,784	14,299

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Russia — continued

LUKOIL PJSC, ADR	216	19,889

Magnitogorsk Iron & Steel Works PJSC	5,273	3,006

MMC Norilsk Nickel PJSC, ADR	121	3,359

Mobile TeleSystems PJSC, ADR	365	3,265

Moscow Exchange MICEX-RTS PJSC	3,604	5,342

Novatek PJSC, GDR (b)	16	3,524

Rosneft Oil Co. PJSC, GDR (b)	405	2,690

Sberbank of Russia PJSC, ADR	1,342	19,732

Severstal PJSC, GDR (b)	348	4,759

Tatneft PJSC, ADR	69	4,808

X5 Retail Group NV, GDR (b)	166	5,536

		95,155

Saudi Arabia — 2.1%

Al Rajhi Bank	712	11,469

Alinma Bank	945	5,285

Almarai Co. JSC	297	3,952

Bupa Arabia for Cooperative Insurance Co.	87	2,483

Mouwasat Medical Services Co.	134	2,923

National Commercial Bank	642	7,456

Saudi Basic Industries Corp.	216	5,041

Saudi Telecom Co.	179	4,583

		43,192

Singapore — 0.1%

BOC Aviation Ltd. (b)	218	2,049

South Africa — 4.2%

Absa Group Ltd.	661	6,781

Bid Corp. Ltd.	389	9,065

Capitec Bank Holdings Ltd.	67	6,126

Clicks Group Ltd.	392	6,368

FirstRand Ltd. (a)	2,066	8,933

Mr Price Group Ltd.	114	1,206

MTN Group Ltd.	321	1,988

Naspers Ltd., Class N	138	19,500

Pick n Pay Stores Ltd.	805	3,522

Sanlam Ltd.	1,593	8,384

Sappi Ltd.	610	1,566

Shoprite Holdings Ltd.	256	2,298

SPAR Group Ltd. (The)	364	4,893

Vodacom Group Ltd.	831	7,263

		87,893

South Korea — 12.9%

BGF retail Co. Ltd.	14	2,100

Daelim Industrial Co. Ltd.	38	2,989

INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued

Hana Financial Group, Inc.	284	8,209

HDC Hyundai Development Co-Engineering & Construction, Class E	43	1,138

Hyundai Glovis Co. Ltd.	25	3,217

Hyundai Heavy Industries Holdings Co. Ltd.	11	3,337

Hyundai Mobis Co. Ltd.	50	10,166

Hyundai Motor Co.	108	11,362

Industrial Bank of Korea	195	1,971

KB Financial Group, Inc.	287	10,324

Kia Motors Corp.	148	5,422

KIWOOM Securities Co. Ltd.	32	1,901

Korea Electric Power Corp. *	131	2,855

KT&G Corp.	97	8,318

LG Chem Ltd.	32	8,514

Lotte Chemical Corp.	27	5,343

Mando Corp.	112	3,424

NAVER Corp.	74	10,468

NCSoft Corp.	17	7,408

POSCO	51	9,223

Samsung Electronics Co. Ltd.	2,162	93,460

Samsung SDI Co. Ltd.	43	8,417

Shinhan Financial Group Co. Ltd.	292	10,634

SK Holdings Co. Ltd.	29	6,369

SK Hynix, Inc.	267	18,791

SK Innovation Co. Ltd.	49	6,639

S-Oil Corp.	81	6,921

Woori Financial Group, Inc.	189	1,908

		270,828

Taiwan — 11.5%

Advantech Co. Ltd.	445	4,396

ASE Technology Holding Co. Ltd.	1,869	4,849

Catcher Technology Co. Ltd.	846	7,171

Chailease Holding Co. Ltd.	1,692	7,623

China Life Insurance Co. Ltd. *	6,332	5,219

CTBC Financial Holding Co. Ltd.	14,866	10,335

Delta Electronics, Inc.	1,869	8,206

E.Sun Financial Holding Co. Ltd.	9,886	8,933

Formosa Chemicals & Fibre Corp.	1,113	3,235

Formosa Plastics Corp.	3,427	11,000

Fubon Financial Holding Co. Ltd.	5,475	8,010

Globalwafers Co. Ltd.	312	3,723

Hon Hai Precision Industry Co. Ltd.	2,582	6,819

Inventec Corp.	5,297	3,838

Largan Precision Co. Ltd.	75	11,005

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Taiwan — continued

MediaTek, Inc.	757	10,110

Quanta Computer, Inc.	2,760	5,294

Taiwan Mobile Co. Ltd.	1,158	4,318

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,860	96,014

Uni-President Enterprises Corp.	3,561	8,797

Vanguard International Semiconductor Corp.	2,582	5,517

Yuanta Financial Holding Co. Ltd.	9,213	5,758

		240,170

Thailand — 2.3%

Kasikornbank PCL	1,660	7,658

Minor International PCL	4,389	5,233

PTT Exploration & Production PCL	1,803	7,192

PTT Global Chemical PCL	1,059	1,789

PTT PCL	7,562	11,337

Siam Cement PCL (The) (Registered)	672	8,236

Thai Oil PCL	2,559	5,806

		47,251

Turkey — 0.9%

BIM Birlesik Magazalar A/S	536	4,440

Eregli Demir ve Celik Fabrikalari TAS	3,405	3,892

Ford Otomotiv Sanayi A/S	224	2,530

KOC Holding A/S	1,029	3,374

Tofas Turk Otomobil Fabrikasi A/S	724	2,831

Turkcell Iletisim Hizmetleri A/S	1,216	2,674

		19,741

United Arab Emirates — 0.1%

DP World plc	164	2,173

United Kingdom — 0.1%

Mondi plc	84	1,733

Total Common Stocks (Cost $1,850,526)		1,884,616

Exchange-Traded Funds — 8.6%

United States — 8.6%

iShares MSCI India ETF (Cost $172,153)	5,164	178,948

Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $22,222)	22,217	22,226

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d) (Cost $2,216)	2,216	2,216

Total Investments — 99.9% (Cost $2,047,117)		2,088,006
Other Assets Less Liabilities — 0.1%		2,568

NET ASSETS — 100.0%		2,090,574

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	17.2%

Mutual Funds	8.6

Internet & Direct Marketing Retail	7.0

Oil, Gas & Consumable Fuels	6.8

Semiconductors & Semiconductor Equipment	6.7

Technology Hardware, Storage & Peripherals	5.5

Interactive Media & Services	5.4

Insurance	3.9

Metals & Mining	3.1

Food & Staples Retailing	2.8

Wireless Telecommunication Services	2.6

Electronic Equipment, Instruments & Components	2.4

Real Estate Management & Development	2.2

Chemicals	2.1

Automobiles	2.0

Beverages	1.7

Diversified Telecommunication Services	1.4

Capital Markets	1.2

Entertainment	1.2

Hotels, Restaurants & Leisure	1.0

Pharmaceuticals	1.0

Diversified Financial Services	1.0

Others (each less than 1.0%)	12.1

Short-Term Investments	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $2,092,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Australia — 2.4%

BHP Group plc	270	5,727

Rio Tinto plc	133	6,939

		12,666

Austria — 0.7%

Wienerberger AG	137	3,723

Belgium — 1.6%

KBC Group NV	122	8,595

Finland — 3.1%

Fortum OYJ	248	6,059

Neste OYJ	116	4,205

UPM-Kymmene OYJ	204	6,644

		16,908

France — 16.1%

Airbus SE	33	4,721

Capgemini SE	33	3,724

Eiffage SA	64	6,850

Faurecia SE	91	4,260

Ingenico Group SA	50	5,329

Kering SA	17	9,913

LVMH Moet Hennessy Louis Vuitton SE	27	11,586

Peugeot SA	326	8,260

Safran SA	65	10,312

Schneider Electric SE	88	8,159

TOTAL SA	263	13,882

		86,996

Germany — 12.6%

Allianz SE (Registered)	68	16,541

Deutsche Telekom AG (Registered)	552	9,707

MTU Aero Engines AG	27	7,220

SAP SE	100	13,219

Stroeer SE & Co. KGaA	66	5,281

TeamViewer AG *	178	4,696

Varta AG *	33	3,714

Volkswagen AG (Preference)	41	7,746

		68,124

Italy — 4.6%

Enel SpA	1,441	11,171

Eni SpA	578	8,762

Poste Italiane SpA (a)	411	4,997

		24,930

Netherlands — 7.9%

ABN AMRO Bank NV, CVA (a)	283	5,267

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASM International NV	84	8,491

ASML Holding NV	22	5,716

ASR Nederland NV	150	5,484

Koninklijke Ahold Delhaize NV	217	5,409

NN Group NV	208	7,954

Wolters Kluwer NV	63	4,676

		42,997

Norway — 1.8%

DNB ASA	544	9,902

Russia — 1.4%

Polymetal International plc	448	7,370

South Africa — 1.2%

Anglo American plc	260	6,688

Spain — 2.6%

Masmovil Ibercom SA *	193	4,480

Repsol SA	588	9,684

		14,164

Sweden — 3.2%

Evolution Gaming Group AB (a) (b)	180	4,317

Telefonaktiebolaget LM Ericsson, Class B	894	7,810

Volvo AB, Class B	354	5,299

		17,426

Switzerland — 21.5%

LafargeHolcim Ltd. (Registered) *	158	8,177

Logitech International SA (Registered)	97	3,979

Nestle SA (Registered)	253	27,058

Novartis AG (Registered)	244	21,361

Roche Holding AG	87	26,058

STMicroelectronics NV	282	6,409

Swisscom AG (Registered)	17	8,536

Zurich Insurance Group AG	39	15,163

		116,741

United Kingdom — 18.0%

Ashtead Group plc	207	6,304

Avast plc (a)	1,329	7,136

Diageo plc	250	10,229

GlaxoSmithKline plc	690	15,812

Intermediate Capital Group plc	332	6,388

Linde plc	63	12,370

Prudential plc	472	8,246

Segro plc, REIT	703	7,694

Serco Group plc *	2,758	5,573

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Taylor Wimpey plc	3,789	8,127

Trainline plc * (a)	466	2,512

WPP plc	593	7,395

		97,786

United States — 0.9%

Softwareone Holding AG *	272	4,970

Total Common Stocks (Cost $494,606)		539,986

Short-Term Investments — 0.0% (c)

Investment Companies — 0.0% (c)

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (d) (e) (Cost $130)	130	130

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (d) (e) (Cost $286)	286	286

Total Investments — 99.7% (Cost $495,022)		540,402
Other Assets Less Liabilities — 0.3%		1,843

NET ASSETS — 100.0%		542,245

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	11.7%

Insurance	10.8

Oil, Gas & Consumable Fuels	6.8

Food Products	5.0

Metals & Mining	4.9

Software	4.6

Banks	4.4

Diversified Telecommunication Services	4.2

Aerospace & Defense	4.1

Textiles, Apparel & Luxury Goods	4.0

Semiconductors & Semiconductor Equipment	3.8

Electric Utilities	3.2

Automobiles	3.0

Media	2.3

Chemicals	2.3

Construction Materials	2.2

Electrical Equipment	2.2

Beverages	1.9

IT Services	1.6

Household Durables	1.5

Communications Equipment	1.4

Equity Real Estate Investment Trusts (REITs)	1.4

Construction & Engineering	1.3

Paper & Forest Products	1.2

Capital Markets	1.2

Trading Companies & Distributors	1.2

Commercial Services & Supplies	1.0

Food & Staples Retailing	1.0

Electronic Equipment, Instruments & Components	1.0

Machinery	1.0

Others (each less than 1.0%)	3.8

Short-Term Investments	0.0	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $275,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2019.
(f)	Amount rounds to less than 0.1%.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts
EURO STOXX 50 Index	(137)	12/2019	EUR	(5,508)	(9)
FTSE 100 Index	(19)	12/2019	GBP	(1,783)	(3)

					(12)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Argentina — 0.0% (a)

MercadoLibre, Inc. *	4	2,054

Australia — 2.9%

AGL Energy Ltd.	56	764

Alumina Ltd.	580	905

APA Group	158	1,266

Aristocrat Leisure Ltd.	38	829

Aurizon Holdings Ltd.	347	1,413

Australia & New Zealand Banking Group Ltd.	400	7,351

BHP Group Ltd.	361	8,853

BHP Group plc	355	7,531

Boral Ltd.	144	500

Brambles Ltd.	165	1,366

Caltex Australia Ltd.	40	752

Coca-Cola Amatil Ltd.	124	867

Cochlear Ltd.	10	1,388

Coles Group Ltd.	116	1,202

Commonwealth Bank of Australia	168	9,135

Computershare Ltd.	91	998

Crown Resorts Ltd.	10	87

CSL Ltd.	51	8,969

Fortescue Metals Group Ltd.	85	523

Goodman Group, REIT	225	2,229

GPT Group (The), REIT	702	2,880

Incitec Pivot Ltd.	183	434

Insurance Australia Group Ltd.	220	1,203

Lendlease Group	62	805

Macquarie Group Ltd.	37	3,414

Mirvac Group, REIT	1,466	3,249

National Australia Bank Ltd.	246	4,829

Newcrest Mining Ltd.	77	1,676

Oil Search Ltd.	175	864

Orica Ltd.	67	1,056

Origin Energy Ltd.	163	886

QBE Insurance Group Ltd.	271	2,354

Ramsay Health Care Ltd.	20	936

REA Group Ltd. (b)	13	952

Rio Tinto Ltd.	57	3,537

Rio Tinto plc	162	8,437

Santos Ltd.	192	1,075

SEEK Ltd.	6	97

Sonic Healthcare Ltd.	33	640

South32 Ltd.	704	1,233

Stockland, REIT	332	1,122

Suncorp Group Ltd.	245	2,274

INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued

Sydney Airport	186	1,127

Tabcorp Holdings Ltd.	264	875

Telstra Corp. Ltd.	160	386

TPG Telecom Ltd.	106	478

Transurban Group	267	2,734

Treasury Wine Estates Ltd.	67	807

Wesfarmers Ltd.	116	3,190

Westpac Banking Corp.	421	8,182

Woodside Petroleum Ltd.	77	1,697

Woolworths Group Ltd.	161	4,147

		124,504

Austria — 0.1%

Erste Group Bank AG	179	6,320

Belgium — 0.2%

Anheuser-Busch InBev SA/NV	62	4,990

KBC Group NV	76	5,338

		10,328

Canada — 3.5%

Agnico Eagle Mines Ltd.	27	1,654

Alimentation Couche-Tard, Inc., Class B	108	3,230

Bank of Montreal (b)	80	5,928

Bank of Nova Scotia (The)	145	8,309

Barrick Gold Corp.	142	2,473

BCE, Inc.	20	937

Brookfield Asset Management, Inc., Class A	114	6,310

Canadian Imperial Bank of Commerce	51	4,318

Canadian National Railway Co.	97	8,677

Canadian Natural Resources Ltd.	140	3,522

Canadian Pacific Railway Ltd.	19	4,223

Canadian Tire Corp. Ltd., Class A (b)	9	957

Cenovus Energy, Inc.	108	920

CGI, Inc. *	28	2,200

Constellation Software, Inc.	2	2,404

Dollarama, Inc.	45	1,498

Enbridge, Inc.	100	3,652

Encana Corp.	109	428

Fairfax Financial Holdings Ltd.	3	1,210

Fortis, Inc.	36	1,482

Franco-Nevada Corp.	22	2,136

George Weston Ltd.	4	313

Gildan Activewear, Inc.	31	789

Great-West Lifeco, Inc.	37	909

Imperial Oil Ltd.	38	944

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Canada — continued

Intact Financial Corp.	17	1,727

Inter Pipeline Ltd.	45	764

Kinross Gold Corp. *	160	776

Loblaw Cos. Ltd. (b)	29	1,542

Magna International, Inc.	51	2,731

Manulife Financial Corp.	251	4,677

Metro, Inc.	32	1,364

National Bank of Canada	42	2,193

Nutrien Ltd.	84	4,037

Open Text Corp.	32	1,312

Pembina Pipeline Corp.	48	1,697

Power Corp. of Canada	48	1,105

Power Financial Corp.	34	784

Restaurant Brands International, Inc.	28	1,830

Rogers Communications, Inc., Class B	46	2,174

Royal Bank of Canada	174	13,997

Saputo, Inc.	33	947

Shaw Communications, Inc., Class B	52	1,061

SNC-Lavalin Group, Inc.	20	361

Sun Life Financial, Inc.	79	3,522

Suncor Energy, Inc.	198	5,881

TC Energy Corp.	90	4,554

Teck Resources Ltd., Class B	69	1,085

Thomson Reuters Corp.	44	2,948

Toronto-Dominion Bank (The)	219	12,492

Wheaton Precious Metals Corp.	53	1,494

		146,478

China — 0.1%

BOC Hong Kong Holdings Ltd.	736	2,529

Prosus NV *	23	1,612

Yangzijiang Shipbuilding Holdings Ltd.	311	218

		4,359

Denmark — 0.7%

Carlsberg A/S, Class B	37	5,171

Chr Hansen Holding A/S (b)	44	3,369

Novo Nordisk A/S, Class B	281	15,467

Novozymes A/S, Class B (b)	93	4,365

		28,372

Finland — 0.4%

Elisa OYJ	73	3,984

Nokia OYJ	413	1,515

UPM-Kymmene OYJ	220	7,181

Wartsila OYJ Abp	224	2,366

		15,046

INVESTMENTS	SHARES (000)	VALUE ($000)

France — 4.2%

Accor SA	110	4,736

Air Liquide SA	60	7,955

Airbus SE	99	14,143

Alstom SA	97	4,182

Arkema SA	47	4,826

AXA SA	284	7,510

BioMerieux	51	4,179

BNP Paribas SA	208	10,855

Capgemini SE	39	4,372

Dassault Systemes SE (b)	29	4,380

Eiffage SA	51	5,430

Kering SA	13	7,617

L’Oreal SA	18	5,339

LVMH Moet Hennessy Louis Vuitton SE	33	14,091

Orange SA	406	6,542

Pernod Ricard SA	32	5,954

Renault SA	72	3,657

Safran SA	60	9,493

Sanofi	76	6,974

Schneider Electric SE	120	11,108

Thales SA	47	4,595

TOTAL SA	280	14,805

Valeo SA	84	3,117

Vinci SA (b)	85	9,541

Vivendi SA	149	4,152

		179,553

Germany — 2.8%

adidas AG	26	8,079

Allianz SE (Registered)	57	13,811

BASF SE	60	4,538

Bayer AG (Registered)	90	6,994

Daimler AG (Registered)	55	3,203

Deutsche Post AG (Registered)	266	9,434

Deutsche Telekom AG (Registered)	530	9,332

Fresenius SE & Co. KGaA	113	5,951

Infineon Technologies AG	339	6,573

Merck KGaA	46	5,544

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	31	8,500

RWE AG	170	5,168

SAP SE	108	14,253

Siemens AG (Registered)	71	8,150

Volkswagen AG (Preference)	49	9,389

		118,919

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hong Kong — 1.1%

AIA Group Ltd.	1,291	12,860

ASM Pacific Technology Ltd.	45	627

Bank of East Asia Ltd. (The)	41	99

CK Asset Holdings Ltd.	228	1,589

CK Infrastructure Holdings Ltd.	188	1,349

CLP Holdings Ltd.	209	2,165

Hang Lung Properties Ltd.	59	130

Hang Seng Bank Ltd. (b)	90	1,884

Henderson Land Development Co. Ltd.	231	1,156

HKT Trust & HKT Ltd.	371	577

Hong Kong & China Gas Co. Ltd.	771	1,497

Hong Kong Exchanges & Clearing Ltd.	182	5,667

Hongkong Land Holdings Ltd.	125	688

Jardine Matheson Holdings Ltd.	13	713

Kerry Properties Ltd.	177	572

Link, REIT	202	2,195

MTR Corp. Ltd.	135	771

New World Development Co. Ltd.	410	587

NWS Holdings Ltd.	274	408

Power Assets Holdings Ltd.	222	1,584

Sino Land Co. Ltd.	606	906

Sun Hung Kai Properties Ltd.	188	2,849

Swire Pacific Ltd., Class A	106	1,010

Techtronic Industries Co. Ltd.	135	1,051

WH Group Ltd. (c)	692	730

Wharf Holdings Ltd. (The)	232	526

Wharf Real Estate Investment Co. Ltd.	189	1,112

Wheelock & Co. Ltd.	174	1,076

Yue Yuen Industrial Holdings Ltd.	167	469

		46,847

Ireland — 0.6%

CRH plc	208	7,589

Kerry Group plc, Class A	48	5,801

Kingspan Group plc	91	4,721

Kingspan Group plc	8	392

Ryanair Holdings plc, ADR *	64	4,792

		23,295

Israel — 0.0% (a)

Teva Pharmaceutical Industries Ltd., ADR *	155	1,261

Italy — 0.7%

Davide Campari-Milano SpA (b)	455	4,176

Enel SpA	1,418	10,989

FinecoBank Banca Fineco SpA	254	2,861

INVESTMENTS	SHARES (000)		VALUE ($000)

Italy — continued

Snam SpA	955		4,904

UniCredit SpA (b)	432		5,480

			28,410

Japan — 8.2%

Alfresa Holdings Corp.	22		498

Amada Holdings Co. Ltd.	116		1,315

Asahi Group Holdings Ltd.	71		3,560

Asahi Intecc Co. Ltd.	11		314

Asahi Kasei Corp.	243		2,700

Astellas Pharma, Inc.	162		2,785

Bandai Namco Holdings, Inc.	31		1,925

Bridgestone Corp.	39		1,612

Canon, Inc.	70		1,918

Central Japan Railway Co.	15		3,077

Chubu Electric Power Co., Inc.	106		1,586

Chugai Pharmaceutical Co. Ltd.	14		1,161

Dai Nippon Printing Co. Ltd.	25		676

Daicel Corp.	85		759

Daifuku Co. Ltd.	4		228

Dai-ichi Life Holdings, Inc.	84		1,366

Daiichi Sankyo Co. Ltd.	74		4,846

Daikin Industries Ltd.	33		4,549

Daito Trust Construction Co. Ltd.	4		504

Daiwa House Industry Co. Ltd.	106		3,649

Daiwa House REIT Investment Corp., REIT	—	(d)	402

Denso Corp.	75		3,478

Dentsu, Inc.	33		1,162

East Japan Railway Co.	46		4,185

Eisai Co. Ltd.	6		456

Electric Power Development Co. Ltd.	70		1,697

FANUC Corp.	13		2,466

Fast Retailing Co. Ltd.	5		3,145

FUJIFILM Holdings Corp.	63		2,748

Fujitsu Ltd.	14		1,214

Fukuoka Financial Group, Inc.	59		1,132

Hankyu Hanshin Holdings, Inc.	38		1,501

Hino Motors Ltd.	96		910

Hitachi High-Technologies Corp.	20		1,251

Hitachi Ltd.	140		5,218

Honda Motor Co. Ltd.	222		6,003

Hoya Corp.	46		4,083

Idemitsu Kosan Co. Ltd.	14		417

Inpex Corp.	41		374

ITOCHU Corp.	188		3,939

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

J Front Retailing Co. Ltd.	120		1,522

Japan Airlines Co. Ltd.	56		1,729

Japan Exchange Group, Inc.	102		1,689

Japan Post Holdings Co. Ltd.	49		446

Japan Prime Realty Investment Corp., REIT	—	(d)	481

Japan Real Estate Investment Corp., REIT	—	(d)	764

Japan Retail Fund Investment Corp., REIT	—	(d)	908

Japan Tobacco, Inc.	119		2,678

JFE Holdings, Inc.	24		303

JTEKT Corp.	26		326

JXTG Holdings, Inc.	627		2,931

Kajima Corp.	157		2,162

Kansai Paint Co. Ltd.	18		443

Kao Corp.	71		5,732

KDDI Corp.	139		3,846

Keikyu Corp.	30		587

Keyence Corp.	11		7,082

Kikkoman Corp.	7		356

Kintetsu Group Holdings Co. Ltd.	14		758

Kirin Holdings Co. Ltd.	101		2,143

Komatsu Ltd.	119		2,775

Konami Holdings Corp.	20		878

Kubota Corp.	185		2,932

Kuraray Co. Ltd.	79		936

Kyocera Corp.	33		2,132

Kyowa Kirin Co. Ltd.	104		1,906

M3, Inc.	68		1,618

Marui Group Co. Ltd. (b)	87		1,943

MEIJI Holdings Co. Ltd.	7		476

MINEBEA MITSUMI, Inc.	60		1,141

MISUMI Group, Inc.	16		392

Mitsubishi Corp.	197		5,013

Mitsubishi Electric Corp.	166		2,373

Mitsubishi Estate Co. Ltd.	160		3,105

Mitsubishi UFJ Financial Group, Inc.	1,416		7,340

Mitsui & Co. Ltd.	188		3,225

Mitsui Chemicals, Inc.	82		1,957

Mitsui Fudosan Co. Ltd.	155		3,960

Mizuho Financial Group, Inc.	1,353		2,100

MS&AD Insurance Group Holdings, Inc.	30		969

Murata Manufacturing Co. Ltd.	31		1,704

Nabtesco Corp.	46		1,471

Nexon Co. Ltd. *	39		448

NGK Spark Plug Co. Ltd.	79		1,594

NH Foods Ltd.	23		945

Nidec Corp.	31		4,623

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Nintendo Co. Ltd.	14		5,135

Nippon Building Fund, Inc., REIT	—	(d)	850

Nippon Prologis REIT, Inc., REIT	—	(d)	385

Nippon Steel Corp.	124		1,803

Nippon Telegraph & Telephone Corp.	97		4,835

Nippon Yusen KK	50		900

Nissan Motor Co. Ltd.	225		1,419

Nissin Foods Holdings Co. Ltd.	19		1,420

Nitori Holdings Co. Ltd.	16		2,466

Nitto Denko Corp.	33		1,842

Nomura Holdings, Inc.	241		1,096

Nomura Real Estate Master Fund, Inc., REIT	—	(d)	759

Nomura Research Institute Ltd.	92		1,962

NTT DOCOMO, Inc.	197		5,409

Obic Co. Ltd.	5		639

Oji Holdings Corp.	72		374

Olympus Corp.	80		1,087

Ono Pharmaceutical Co. Ltd.	57		1,066

Oriental Land Co. Ltd.	11		1,642

ORIX Corp.	178		2,804

Otsuka Corp.	46		1,863

Otsuka Holdings Co. Ltd.	82		3,431

Pan Pacific International Holdings Corp.	23		359

Panasonic Corp.	279		2,348

PeptiDream, Inc. *	6		286

Persol Holdings Co. Ltd.	59		1,127

Rakuten, Inc.	45		424

Recruit Holdings Co. Ltd.	106		3,513

Renesas Electronics Corp. *	195		1,319

Resona Holdings, Inc.	440		1,911

Ricoh Co. Ltd.	35		312

Rohm Co. Ltd.	20		1,569

Ryohin Keikaku Co. Ltd.	63		1,403

Santen Pharmaceutical Co. Ltd.	25		443

SBI Holdings, Inc.	52		1,140

Secom Co. Ltd.	11		1,047

Sega Sammy Holdings, Inc.	106		1,492

Seibu Holdings, Inc.	111		1,956

Sekisui House Ltd.	73		1,579

Seven & i Holdings Co. Ltd.	91		3,442

Shimadzu Corp.	36		967

Shimano, Inc.	6		1,065

Shimizu Corp.	114		1,058

Shin-Etsu Chemical Co. Ltd.	51		5,709

Shionogi & Co. Ltd.	12		744

Shiseido Co. Ltd.	51		4,221

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

SMC Corp.	6		2,765

Softbank Corp.	99		1,353

SoftBank Group Corp.	154		5,924

Sompo Holdings, Inc.	21		821

Sony Corp.	146		8,881

Stanley Electric Co. Ltd.	13		354

Subaru Corp.	21		608

Sumitomo Electric Industries Ltd.	114		1,556

Sumitomo Metal Mining Co. Ltd.	16		545

Sumitomo Mitsui Financial Group, Inc.	173		6,153

Sumitomo Mitsui Trust Holdings, Inc.	44		1,593

Suntory Beverage & Food Ltd.	13		560

Suzuken Co. Ltd.	31		1,666

Suzuki Motor Corp.	62		2,918

T&D Holdings, Inc.	163		1,820

Taiheiyo Cement Corp.	38		1,061

Takeda Pharmaceutical Co. Ltd.	163		5,904

TDK Corp.	8		799

Terumo Corp.	56		1,834

Tohoku Electric Power Co., Inc.	74		758

Tokio Marine Holdings, Inc.	81		4,390

Tokyo Electric Power Co. Holdings, Inc. *	73		337

Tokyo Electron Ltd.	8		1,560

Tokyo Gas Co. Ltd.	74		1,797

Tokyu Corp.	143		2,699

Tokyu Fudosan Holdings Corp.	143		947

Toppan Printing Co. Ltd.	29		533

Toray Industries, Inc.	101		714

Toshiba Corp.	43		1,453

Toyota Industries Corp.	9		540

Toyota Motor Corp.	249		17,255

Toyota Tsusho Corp.	13		442

Trend Micro, Inc.	7		358

Unicharm Corp.	18		600

United Urban Investment Corp., REIT	—	(d)	480

Yakult Honsha Co. Ltd.	7		424

Yamato Holdings Co. Ltd.	40		673

Yaskawa Electric Corp.	11		430

Z Holdings Corp.	145		445

			346,222

Macau — 0.1%

Galaxy Entertainment Group Ltd.	289		1,990

Sands China Ltd.	339		1,671

Wynn Macau Ltd.	211		457

			4,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 2.1%

Akzo Nobel NV	78	7,197

ASML Holding NV	55	14,511

Heineken NV	45	4,643

ING Groep NV	866	9,811

Koninklijke Ahold Delhaize NV	325	8,089

Koninklijke Philips NV	110	4,841

NN Group NV	137	5,210

NXP Semiconductors NV	34	3,835

Randstad NV	53	2,923

Royal Dutch Shell plc, Class A	569	16,487

Royal Dutch Shell plc, Class B	274	7,880

Wolters Kluwer NV	68	5,011

		90,438

New Zealand — 0.1%

Auckland International Airport Ltd.	178	1,061

Fletcher Building Ltd.	159	468

Ryman Healthcare Ltd.	79	652

Spark New Zealand Ltd.	341	978

		3,159

Norway — 0.1%

Telenor ASA	290	5,424

Singapore — 0.5%

Ascendas, REIT	401	934

CapitaLand Ltd.	446	1,180

CapitaLand Mall Trust, REIT	299	559

ComfortDelGro Corp. Ltd.	260	439

DBS Group Holdings Ltd.	274	5,213

Genting Singapore Ltd.	582	402

Jardine Cycle & Carriage Ltd.	13	305

Keppel Corp. Ltd.	220	1,109

Oversea-Chinese Banking Corp. Ltd.	587	4,722

Singapore Airlines Ltd.	64	440

Singapore Press Holdings Ltd.	153	249

Singapore Telecommunications Ltd.	1,372	3,322

United Overseas Bank Ltd.	40	793

Wilmar International Ltd.	400	1,099

		20,766

Spain — 0.8%

Amadeus IT Group SA	88	6,483

Banco Santander SA (b)	1,036	4,160

Endesa SA	163	4,426

Iberdrola SA	1,039	10,677

Industria de Diseno Textil SA	130	4,063

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — continued

Telefonica SA	352	2,702

		32,511

Sweden — 0.6%

Boliden AB	129	3,478

Lundin Petroleum AB (b)	92	3,039

Sandvik AB	260	4,601

SKF AB, Class B	117	2,119

Svenska Handelsbanken AB, Class A (b)	718	7,205

Volvo AB, Class B	213	3,185

		23,627

Switzerland — 2.8%

ABB Ltd. (Registered)	159	3,333

Cie Financiere Richemont SA (Registered)	55	4,310

Credit Suisse Group AG (Registered) *	545	6,750

LafargeHolcim Ltd. (Registered) *	92	4,771

Lonza Group AG (Registered) *	18	6,581

Nestle SA (Registered)	333	35,643

Novartis AG (Registered)	260	22,720

Roche Holding AG	88	26,407

UBS Group AG (Registered) *	322	3,808

Zurich Insurance Group AG	9	3,528

		117,851

United Kingdom — 4.8%

3i Group plc	444	6,481

AstraZeneca plc	83	8,096

Barclays plc	2,931	6,359

Beazley plc	531	4,035

BP plc	2,747	17,419

British American Tobacco plc	145	5,074

Burberry Group plc	164	4,340

CK Hutchison Holdings Ltd.	345	3,184

Compass Group plc	101	2,688

Diageo plc	337	13,807

Fiat Chrysler Automobiles NV	256	3,979

GlaxoSmithKline plc	296	6,783

HSBC Holdings plc	1,573	11,884

Imperial Brands plc	148	3,255

InterContinental Hotels Group plc	60	3,654

Intertek Group plc	57	3,922

Liberty Global plc, Class C *	19	459

Linde plc	56	11,068

Lloyds Banking Group plc	5,868	4,316

London Stock Exchange Group plc	62	5,547

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

M&G plc *	525	1,454

Persimmon plc	109	3,215

Prudential plc	525	9,168

Reckitt Benckiser Group plc	74	5,692

RELX plc	282	6,789

SSE plc	409	6,808

St James’s Place plc	284	3,836

Standard Chartered plc	715	6,489

Taylor Wimpey plc	2,443	5,240

Tesco plc	1,811	5,527

Unilever NV (b)	196	11,561

Unilever plc	84	5,041

Vodafone Group plc	2,146	4,379

		201,549

United States — 61.1%

Abbott Laboratories	60	5,012

AbbVie, Inc.	250	19,906

Accenture plc, Class A	93	17,263

Adobe, Inc. *	23	6,281

Advance Auto Parts, Inc.	41	6,733

Advanced Micro Devices, Inc. *	258	8,739

AES Corp.	67	1,143

Akamai Technologies, Inc. *	10	869

Alexion Pharmaceuticals, Inc. *	60	6,352

Alleghany Corp. *	1	516

Allergan plc	33	5,782

Allstate Corp. (The)	65	6,885

Alphabet, Inc., Class A *	32	39,692

Alphabet, Inc., Class C *	37	47,013

Altice USA, Inc., Class A *	153	4,746

Altria Group, Inc.	179	8,015

Amazon.com, Inc. *	45	80,005

American Electric Power Co., Inc.	88	8,282

American Express Co.	96	11,270

American International Group, Inc.	259	13,713

American Tower Corp., REIT	6	1,372

Ameriprise Financial, Inc.	62	9,430

Amgen, Inc.	15	3,274

Analog Devices, Inc.	150	15,972

Anthem, Inc.	50	13,339

Apple, Inc.	482	119,865

Aramark	25	1,107

Arch Capital Group Ltd. *	15	613

Arrow Electronics, Inc. *	9	726

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

AT&T, Inc.	372	14,310

Automatic Data Processing, Inc.	121	19,709

AutoZone, Inc. *	11	12,269

AvalonBay Communities, Inc., REIT	25	5,452

Avery Dennison Corp.	32	4,100

Bank of America Corp.	1,240	38,786

BB&T Corp.	77	4,058

Becton Dickinson and Co.	42	10,818

Berkshire Hathaway, Inc., Class B *	127	26,993

Best Buy Co., Inc.	153	11,015

Biogen, Inc. *	34	10,274

BioMarin Pharmaceutical, Inc. *	16	1,156

BlackRock, Inc.	28	12,971

Boeing Co. (The)	27	9,012

Booking Holdings, Inc. *	4	7,240

BorgWarner, Inc.	31	1,297

Boston Properties, Inc., REIT	14	1,974

Boston Scientific Corp. *	374	15,605

Bristol-Myers Squibb Co.	233	13,369

Broadcom, Inc.	12	3,409

Cadence Design Systems, Inc. *	28	1,852

Camden Property Trust, REIT	7	821

Capital One Financial Corp.	115	10,681

Caterpillar, Inc.	67	9,267

CBRE Group, Inc., Class A *	34	1,817

CDK Global, Inc.	13	675

CDW Corp.	15	1,878

Celanese Corp.	84	10,150

Celgene Corp. *	96	10,318

Cerner Corp.	10	702

Charles Schwab Corp. (The)	156	6,365

Charter Communications, Inc., Class A *	44	20,726

Cheniere Energy, Inc. *	22	1,381

Chevron Corp.	256	29,687

Chubb Ltd.	17	2,564

Cigna Corp.	101	18,046

Cincinnati Financial Corp.	16	1,793

Cisco Systems, Inc.	236	11,210

Citigroup, Inc.	417	29,933

Citizens Financial Group, Inc.	184	6,482

CME Group, Inc.	8	1,581

CMS Energy Corp.	106	6,744

Coca-Cola Co. (The)	632	34,378

Cognizant Technology Solutions Corp., Class A	185	11,291

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Comcast Corp., Class A	678	30,409

Conagra Brands, Inc.	51	1,385

Concho Resources, Inc.	53	3,548

Constellation Brands, Inc., Class A	24	4,588

Cooper Cos., Inc. (The)	4	1,177

Corteva, Inc.	242	6,377

Crown Holdings, Inc. *	101	7,327

Cummins, Inc.	64	10,967

CVS Health Corp.	31	2,085

Danaher Corp.	46	6,406

Darden Restaurants, Inc.	11	1,188

DaVita, Inc. *	10	596

Deere & Co.	61	10,674

Dell Technologies, Inc., Class C *	14	736

Delta Air Lines, Inc.	143	7,849

DexCom, Inc. *	3	516

Diamondback Energy, Inc.	82	7,036

Digital Realty Trust, Inc., REIT	10	1,214

Discovery, Inc., Class A * (b)	159	4,281

Discovery, Inc., Class C *	190	4,806

Dow, Inc.	118	5,939

DuPont de Nemours, Inc.	97	6,404

E *TRADE Financial Corp.	24	1,015

Eastman Chemical Co.	113	8,616

Eaton Corp. plc	195	16,991

Edison International	159	10,006

Edwards Lifesciences Corp. *	9	2,179

Electronic Arts, Inc. *	87	8,346

Eli Lilly & Co.	154	17,542

Emerson Electric Co.	28	1,954

Entergy Corp.	90	10,934

EOG Resources, Inc.	195	13,508

Equinix, Inc., REIT	12	6,652

Equity Residential, REIT	95	8,430

Essex Property Trust, Inc., REIT	20	6,601

Estee Lauder Cos., Inc. (The), Class A	8	1,412

Everest Re Group Ltd.	5	1,164

Exelon Corp.	119	5,431

Expedia Group, Inc.	81	11,022

Exxon Mobil Corp.	231	15,617

F5 Networks, Inc. *	5	779

Facebook, Inc., Class A *	200	38,404

Federal Realty Investment Trust, REIT	43	5,900

Ferguson plc	28	2,430

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Fidelity National Financial, Inc.	11	521

Fidelity National Information Services, Inc.	10	1,272

Fifth Third Bancorp	239	6,959

Fiserv, Inc. *	53	5,674

Flex Ltd. *	25	300

Ford Motor Co.	415	3,562

Fortinet, Inc. *	14	1,166

Franklin Resources, Inc.	177	4,883

Freeport-McMoRan, Inc.	135	1,322

General Dynamics Corp.	91	16,121

General Mills, Inc.	150	7,612

General Motors Co.	173	6,442

Gilead Sciences, Inc.	83	5,297

H&R Block, Inc.	19	486

Hartford Financial Services Group, Inc. (The)	228	13,010

Hasbro, Inc.	22	2,092

HD Supply Holdings, Inc. *	103	4,068

Hilton Worldwide Holdings, Inc.	83	8,089

Hologic, Inc. *	28	1,362

Home Depot, Inc. (The)	145	34,011

Honeywell International, Inc.	146	25,222

Host Hotels & Resorts, Inc., REIT	212	3,470

HP, Inc.	415	7,211

IDEXX Laboratories, Inc. *	8	2,288

Illumina, Inc. *	14	4,078

Ingersoll-Rand plc	93	11,748

Intel Corp.	218	12,343

Intercontinental Exchange, Inc.	194	18,263

International Business Machines Corp.	62	8,247

Intuit, Inc.	70	17,945

Intuitive Surgical, Inc. *	11	6,104

Invesco Ltd.	97	1,636

Invitation Homes, Inc., REIT	19	595

James Hardie Industries plc, CHDI	69	1,186

JM Smucker Co. (The)	11	1,143

Johnson & Johnson	201	26,574

Jones Lang LaSalle, Inc.	4	534

Kansas City Southern	52	7,373

KeyCorp	519	9,327

Kimberly-Clark Corp.	34	4,474

KLA Corp.	17	2,829

Las Vegas Sands Corp.	33	2,014

Lear Corp.	5	533

Leidos Holdings, Inc.	57	4,907

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Lennar Corp., Class A	123	7,325

Liberty Broadband Corp., Class C *	11	1,303

Lincoln National Corp.	39	2,208

Lowe’s Cos., Inc.	158	17,672

Lyft, Inc., Class A *	42	1,752

LyondellBasell Industries NV, Class A	28	2,546

ManpowerGroup, Inc.	7	612

Marathon Petroleum Corp.	202	12,928

Marvell Technology Group Ltd.	131	3,202

Masco Corp.	184	8,507

Mastercard, Inc., Class A	138	38,315

McDonald’s Corp.	66	13,080

McKesson Corp.	46	6,129

Medtronic plc	206	22,390

Merck & Co., Inc.	329	28,545

MetLife, Inc.	226	10,577

Microsoft Corp.	801	114,861

Mid-America Apartment Communities, Inc., REIT	12	1,677

Mondelez International, Inc., Class A	328	17,222

Morgan Stanley	423	19,468

Motorola Solutions, Inc.	12	1,947

National Retail Properties, Inc., REIT	14	806

Netflix, Inc. *	56	16,230

Newmont Goldcorp Corp.	38	1,487

NextEra Energy, Inc.	90	21,497

Nielsen Holdings plc	54	1,088

NIKE, Inc., Class B	151	13,484

Norfolk Southern Corp.	99	17,935

Northrop Grumman Corp.	27	9,486

Nucor Corp.	31	1,694

NVIDIA Corp.	79	15,819

ON Semiconductor Corp. *	240	4,898

ONEOK, Inc.	180	12,536

Oracle Corp.	44	2,407

O’Reilly Automotive, Inc. *	17	7,345

Owens Corning	10	629

PACCAR, Inc.	52	3,969

Packaging Corp. of America	40	4,344

Palo Alto Networks, Inc. *	7	1,682

Parker-Hannifin Corp.	43	7,833

Parsley Energy, Inc., Class A	103	1,623

PayPal Holdings, Inc. *	224	23,355

PepsiCo, Inc.	50	6,849

Pfizer, Inc.	333	12,795

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Philip Morris International, Inc.	272	22,118

Pioneer Natural Resources Co.	92	11,339

Principal Financial Group, Inc.	28	1,471

Procter & Gamble Co. (The)	243	30,293

Prologis, Inc., REIT	132	11,572

Prudential Financial, Inc.	65	5,928

Public Storage, REIT	15	3,396

PulteGroup, Inc.	23	913

QUALCOMM, Inc.	15	1,207

Ralph Lauren Corp.	21	2,049

Regeneron Pharmaceuticals, Inc. *	16	4,843

Regions Financial Corp.	60	973

Reinsurance Group of America, Inc.	6	969

Ross Stores, Inc.	85	9,301

Royal Caribbean Cruises Ltd.	59	6,418

S&P Global, Inc.	24	6,089

Sabre Corp.	25	596

salesforce.com, Inc. *	130	20,311

SBA Communications Corp., REIT	11	2,676

Sempra Energy	63	9,113

ServiceNow, Inc. *	17	4,203

Snap, Inc., Class A * (b)	76	1,150

Snap-on, Inc.	40	6,572

Southern Co. (The)	39	2,422

Spirit AeroSystems Holdings, Inc., Class A	5	442

Stanley Black & Decker, Inc.	52	7,914

Steel Dynamics, Inc.	10	318

SunTrust Banks, Inc.	98	6,689

Synchrony Financial	161	5,699

Target Corp.	17	1,819

TD Ameritrade Holding Corp.	113	4,318

Teradyne, Inc.	185	11,318

Texas Instruments, Inc.	190	22,407

Thermo Fisher Scientific, Inc.	66	19,823

TJX Cos., Inc. (The)	233	13,445

T-Mobile US, Inc. *	48	3,991

Tyson Foods, Inc., Class A	30	2,495

Union Pacific Corp.	102	16,796

United Airlines Holdings, Inc. *	6	511

United Technologies Corp.	130	18,706

UnitedHealth Group, Inc.	128	32,246

Ventas, Inc., REIT	89	5,810

VEREIT, Inc., REIT	118	1,158

Verizon Communications, Inc.	475	28,737

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Vertex Pharmaceuticals, Inc. *	61	11,980

Viacom, Inc., Class B	68	1,469

VICI Properties, Inc., REIT (b)	47	1,100

Visa, Inc., Class A	175	31,266

VMware, Inc., Class A	8	1,285

Walmart, Inc.	63	7,397

Walt Disney Co. (The)	96	12,525

Waste Management, Inc.	84	9,466

Wells Fargo & Co.	497	25,679

Weyerhaeuser Co., REIT	44	1,287

Workday, Inc., Class A *	27	4,359

Xcel Energy, Inc.	190	12,079

Xilinx, Inc.	36	3,272

Yum! Brands, Inc.	118	11,984

Zimmer Biomet Holdings, Inc.	104	14,404

		2,584,981

Total Common Stocks (Cost $2,936,016)		4,166,392

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (e) (f)	27,501	27,504

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (e) (f)	11,680	11,680

Total Investment of Cash Collateral from Securities Loaned (Cost $39,184)		39,184

Total Investments — 99.4% (Cost $2,975,200)		4,205,576
Other Assets Less Liabilities — 0.6%		24,576

NET ASSETS — 100.0%		4,230,152

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	7.6%

Pharmaceuticals	5.4

Oil, Gas & Consumable Fuels	4.7

Software	4.7

IT Services	4.3

Insurance	3.7

Semiconductors & Semiconductor Equipment	3.2

Technology Hardware, Storage & Peripherals	3.1

Capital Markets	3.1

Interactive Media & Services	3.0

Specialty Retail	2.9

Electric Utilities	2.7

Health Care Equipment & Supplies	2.5

Chemicals	2.5

Machinery	2.5

Internet & Direct Marketing Retail	2.4

Beverages	2.2

Equity Real Estate Investment Trusts (REITs)	2.1

Health Care Providers & Services	2.0

Biotechnology	2.0

Diversified Telecommunication Services	2.0

Aerospace & Defense	1.9

Food Products	1.8

Road & Rail	1.8

Media	1.6

Hotels, Restaurants & Leisure	1.5

Automobiles	1.4

Textiles, Apparel & Luxury Goods	1.3

Metals & Mining	1.3

Entertainment	1.2

Tobacco	1.0

Household Products	1.0

Electrical Equipment	1.0

Industrial Conglomerates	1.0

Others (each less than 1.0%)	13.4

Short-Term Investments	0.2

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $37,095,000.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Amount rounds to less than one thousand.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	279	12/2019	USD	42,338	30

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Australia — 8.5%

AGL Energy Ltd.	384	5,248

Alumina Ltd.	4,467	6,974

Aurizon Holdings Ltd.	3,099	12,608

Beach Energy Ltd.	5,285	8,313

BHP Group Ltd.	1,248	30,593

Evolution Mining Ltd.	3,097	8,834

Fortescue Metals Group Ltd.	784	4,800

Independence Group NL	1,231	5,390

IPH Ltd.	195	1,086

JB Hi-Fi Ltd.	289	7,395

Magellan Financial Group Ltd.	250	8,286

Metcash Ltd.	1,747	3,395

Newcrest Mining Ltd.	173	3,782

Orica Ltd.	211	3,341

Qantas Airways Ltd.	3,141	13,894

Regis Resources Ltd.	1,080	3,660

Rio Tinto plc	512	26,676

		154,275

Austria — 0.9%

OMV AG	254	14,865

Verbund AG	29	1,552

		16,417

Belgium — 1.7%

Ageas	310	17,902

Barco NV	19	4,096

Telenet Group Holding NV *	190	9,320

		31,318

China — 0.2%

BOC Hong Kong Holdings Ltd.	1,141	3,918

Denmark — 1.0%

Carlsberg A/S, Class B	36	5,009

Novo Nordisk A/S, Class B	186	10,236

Topdanmark A/S	77	3,437

		18,682

Finland — 1.1%

Neste OYJ	547	19,779

France — 8.2%

Airbus SE	31	4,477

Capgemini SE	155	17,498

Cie de Saint-Gobain	189	7,704

Dassault Aviation SA	4	5,225

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Edenred	147	7,752

Eiffage SA	142	15,251

Gaztransport Et Technigaz SA	67	6,151

Ingenico Group SA	46	4,916

LVMH Moet Hennessy Louis Vuitton SE (a)	3	1,258

Peugeot SA	703	17,793

Safran SA	138	21,863

Sanofi	50	4,571

Schneider Electric SE	232	21,607

Sodexo SA	30	3,331

SPIE SA	325	6,855

TOTAL SA	44	2,314

		148,566

Germany — 8.1%

adidas AG	71	21,968

Allianz SE (Registered)	122	29,757

CANCOM SE	17	916

CECONOMY AG *	440	2,215

Deutsche Pfandbriefbank AG (b)	202	2,755

E.ON SE	604	6,094

Hannover Rueck SE	63	11,196

HeidelbergCement AG	80	5,955

METRO AG	602	9,826

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	78	21,809

RWE AG (a)	574	17,506

SAP SE	73	9,667

Stroeer SE & Co. KGaA (a)	86	6,906

		146,570

Ghana — 0.3%

Tullow Oil plc	2,215	5,920

Hong Kong — 0.9%

AIA Group Ltd.	790	7,867

Hang Seng Bank Ltd.	426	8,888

		16,755

India — 0.1%

Rhi Magnesita NV	35	1,589

Ireland — 0.2%

Greencore Group plc	1,067	3,208

Israel — 0.4%

Israel Discount Bank Ltd., Class A	1,447	6,611

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Italy — 0.9%

Snam SpA	3,055	15,684

Japan — 23.6%

Advantest Corp.	210	9,543

Alfresa Holdings Corp.	98	2,193

Amano Corp.	103	3,034

Bandai Namco Holdings, Inc.	159	9,789

Brother Industries Ltd.	363	6,817

Capcom Co. Ltd.	273	6,448

Dai-ichi Life Holdings, Inc.	327	5,332

Digital Garage, Inc.	119	3,909

DMG Mori Co. Ltd.	496	8,037

Fuji Electric Co. Ltd.	210	6,665

FUJIFILM Holdings Corp.	235	10,304

GungHo Online Entertainment, Inc.	113	2,438

Hikari Tsushin, Inc.	18	3,836

Hitachi Ltd.	343	12,794

ITOCHU Corp.	576	12,045

Japan Aviation Electronics Industry Ltd.	114	2,129

Kaken Pharmaceutical Co. Ltd.	29	1,427

Kamigumi Co. Ltd.	55	1,248

KDDI Corp.	523	14,469

K’s Holdings Corp.	263	3,004

Kureha Corp.	15	965

Marubeni Corp.	1,391	9,789

Medipal Holdings Corp.	147	3,347

Meitec Corp.	45	2,351

Mitsubishi Heavy Industries Ltd.	207	8,381

Mitsubishi UFJ Financial Group, Inc.	3,067	15,901

Mitsubishi UFJ Lease & Finance Co. Ltd.	938	5,757

Mitsui Fudosan Co. Ltd.	421	10,765

Morinaga & Co. Ltd.	88	4,342

Nexon Co. Ltd. *	587	6,798

Nihon Unisys Ltd.	207	6,846

Nippon Telegraph & Telephone Corp.	262	12,982

NOF Corp.	107	3,608

Nomura Real Estate Holdings, Inc.	355	8,418

NS Solutions Corp.	59	2,002

Obayashi Corp.	300	3,086

ORIX Corp.	604	9,496

Otsuka Corp.	94	3,782

Sankyu, Inc.	99	5,043

SCSK Corp.	51	2,591

Sekisui House Ltd.	495	10,677

Shinsei Bank Ltd.	556	8,662

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Shionogi & Co. Ltd.	174	10,432

Ship Healthcare Holdings, Inc.	34	1,466

Showa Denko KK	254	7,112

Sony Corp.	308	18,772

Sumitomo Corp.	372	6,039

Sumitomo Mitsui Financial Group, Inc.	403	14,304

Sumitomo Mitsui Trust Holdings, Inc.	262	9,549

Taiheiyo Cement Corp.	169	4,784

Teijin Ltd.	164	3,276

TIS, Inc.	117	7,070

Tokuyama Corp.	133	3,553

Tokyo Electron Ltd.	57	11,548

Tokyo Tatemono Co. Ltd.	474	6,741

Toyota Motor Corp.	411	28,495

Toyota Tsusho Corp.	167	5,751

TS Tech Co. Ltd.	111	3,545

West Japan Railway Co.	60	5,231

Yokohama Rubber Co. Ltd. (The)	202	4,505

Zeon Corp.	368	4,192

		427,415

Netherlands — 6.3%

Adyen NV * (b)	11	7,858

ASM International NV	156	15,733

BE Semiconductor Industries NV	127	4,701

Euronext NV (b)	83	6,719

EXOR NV	143	10,973

Intertrust NV (b)	128	2,429

Koninklijke Ahold Delhaize NV	117	2,922

Royal Dutch Shell plc, Class B	1,283	36,943

Signify NV (b)	238	6,965

Wolters Kluwer NV	257	18,919

		114,162

Norway — 1.9%

DNB ASA	1,026	18,679

Telenor ASA	869	16,260

		34,939

Russia — 0.3%

Evraz plc	1,019	4,864

Singapore — 1.7%

DBS Group Holdings Ltd.	979	18,666

Jardine Cycle & Carriage Ltd.	55	1,313

United Overseas Bank Ltd.	579	11,407

		31,386

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Africa — 1.1%

Anglo American plc	741	19,074

Spain — 3.9%

ACS Actividades de Construccion y Servicios SA	437	17,730

Aena SME SA (b)	83	15,273

CIE Automotive SA	44	1,106

Enagas SA	433	10,723

Endesa SA	647	17,624

Mediaset Espana Comunicacion SA	827	5,059

Repsol SA	233	3,846

		71,361

Sweden — 1.1%

Betsson AB *	188	927

Skandinaviska Enskilda Banken AB, Class A	955	9,158

SKF AB, Class B	536	9,702

		19,787

Switzerland — 11.3%

Adecco Group AG (Registered)	273	16,256

Bucher Industries AG (Registered)	9	2,875

LafargeHolcim Ltd. (Registered) *	74	3,805

Landis+Gyr Group AG *	101	9,383

Logitech International SA (Registered)	290	11,904

Nestle SA (Registered)	484	51,816

Novartis AG (Registered)	454	39,643

Roche Holding AG	142	42,594

Swiss Life Holding AG (Registered)	38	18,897

Swisscom AG (Registered)	14	6,999

		204,172

United Kingdom — 12.4%

3i Group plc	726	10,607

Ashtead Group plc	509	15,491

Avast plc (b)	2,815	15,117

Barratt Developments plc	834	6,819

Berkeley Group Holdings plc	155	8,860

Bovis Homes Group plc	123	1,859

BP plc	316	2,007

Britvic plc	180	2,306

Coca-Cola European Partners plc	325	17,373

Computacenter plc	99	1,749

Diageo plc	102	4,166

Dialog Semiconductor plc *	266	11,966

Dunelm Group plc	508	5,190

Firstgroup plc *	888	1,484

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

GlaxoSmithKline plc	920	21,077

Howden Joinery Group plc	270	2,022

HSBC Holdings plc	819	6,190

Legal & General Group plc	5,644	19,294

National Express Group plc	182	1,053

Next plc	234	19,934

Pets at Home Group plc	412	1,102

Redrow plc	1,138	8,870

Savills plc	77	914

Tate & Lyle plc	461	4,024

Taylor Wimpey plc	3,088	6,623

Ultra Electronics Holdings plc	172	4,340

Unilever plc	396	23,709

		224,146

Total Common Stocks (Cost $1,555,196)		1,740,598

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $42,359)	42,349	42,366

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	1,005	1,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	966	966

Total Investment of Cash Collateral from Securities Loaned (cost $1,971)		1,971

Total Investments — 98.5% (Cost $1,599,526)		1,784,935
Other Assets Less Liabilities — 1.5%		26,414

NET ASSETS — 100.0%		1,811,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	7.6%

Banks	7.4

Pharmaceuticals	7.3

Metals & Mining	6.4

Oil, Gas & Consumable Fuels	5.6

Food Products	3.6

Household Durables	3.5

IT Services	3.0

Semiconductors & Semiconductor Equipment	3.0

Trading Companies & Distributors	2.9

Automobiles	2.6

Professional Services	2.3

Electronic Equipment, Instruments & Components	2.0

Diversified Telecommunication Services	2.0

Construction & Engineering	2.0

Aerospace & Defense	2.0

Electrical Equipment	2.0

Technology Hardware, Storage & Peripherals	1.6

Machinery	1.6

Beverages	1.6

Multi-Utilities	1.6

Real Estate Management & Development	1.5

Gas Utilities	1.5

Diversified Financial Services	1.5

Chemicals	1.5

Capital Markets	1.4

Road & Rail	1.4

Software	1.4

Personal Products	1.3

Textiles, Apparel & Luxury Goods	1.3

Specialty Retail	1.3

Media	1.2

Multiline Retail	1.1

Electric Utilities	1.1

Others (each less than 1.0%)	8.5

Short-Term Investments	2.4

Abbreviations
OYJ	Public Limited Company

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $1,858,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	505	12/2019	EUR	20,304	1,035

FTSE 100 Index	111	12/2019	GBP	10,414	179

TOPIX Index	79	12/2019	JPY	12,111	803

					2,017

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Australia — 1.9%

BHP Group Ltd.	1,399	34,287

BHP Group plc	1,057	22,413

		56,700

Austria — 0.5%

Erste Group Bank AG	392	13,853

Belgium — 1.7%

Anheuser-Busch InBev SA/NV	433	34,926

KBC Group NV	221	15,536

		50,462

Brazil — 0.7%

Itau Unibanco Holding SA, ADR	2,258	20,387

China — 3.1%

Alibaba Group Holding Ltd., ADR *	135	23,883

Ping An Insurance Group Co. of China Ltd., Class H	3,043	35,116

Prosus NV *	171	11,805

Tencent Holdings Ltd.	535	21,705

		92,509

Denmark — 1.7%

Novo Nordisk A/S, Class B	943	51,841

France — 15.0%

Accor SA (a)	618	26,601

Airbus SE	249	35,775

AXA SA	961	25,427

Capgemini SE	276	31,123

EssilorLuxottica SA	177	26,965

Legrand SA	377	29,436

L’Oreal SA	112	32,643

LVMH Moet Hennessy Louis Vuitton SE	120	51,073

Orange SA	1,997	32,138

Pernod Ricard SA	193	35,717

Safran SA	204	32,360

Schneider Electric SE	433	40,251

TOTAL SA	951	50,265

		449,774

Germany — 8.0%

adidas AG	93	28,689

Allianz SE (Registered)	213	52,116

Continental AG	185	24,760

Deutsche Boerse AG	186	28,818

Fresenius Medical Care AG & Co. KGaA	261	18,823

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	91	25,162

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

SAP SE	461	61,143

		239,511

Hong Kong — 4.2%

AIA Group Ltd.	7,504	74,723

CK Asset Holdings Ltd.	3,906	27,173

Hong Kong Exchanges & Clearing Ltd.	783	24,390

		126,286

India — 1.6%

HDFC Bank Ltd., ADR	764	46,674

Japan — 17.1%

Daikin Industries Ltd.	232	32,401

FANUC Corp.	123	24,262

Honda Motor Co. Ltd.	827	22,360

Kao Corp.	378	30,407

Keyence Corp.	70	44,387

Komatsu Ltd.	1,386	32,441

Kubota Corp.	1,985	31,520

Makita Corp.	704	23,673

Mitsui Fudosan Co. Ltd.	1,118	28,609

Nidec Corp.	194	28,562

Recruit Holdings Co. Ltd.	729	24,238

Shin-Etsu Chemical Co. Ltd.	342	38,167

Shiseido Co. Ltd.	336	27,669

SMC Corp.	64	27,521

Sony Corp.	813	49,474

Sumitomo Mitsui Financial Group, Inc.	1,277	45,320

		511,011

Macau — 0.8%

Sands China Ltd.	4,872	24,000

Netherlands — 5.8%

ASML Holding NV	223	58,505

ING Groep NV	2,783	31,510

Royal Dutch Shell plc, Class A	2,838	82,268

		172,283

Singapore — 1.3%

DBS Group Holdings Ltd.	2,062	39,309

South Korea — 1.3%

Samsung Electronics Co. Ltd., GDR (b)	37	39,189

Samsung Electronics Co. Ltd., GDR (b)	1	1,041

		40,230

Spain — 1.1%

Industria de Diseno Textil SA (a)	1,066	33,220

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — 2.3%

Atlas Copco AB, Class A (a)	864	30,482

Epiroc AB, Class A	1,179	13,285

Svenska Handelsbanken AB, Class A	2,575	25,845

		69,612

Switzerland — 11.8%

Alcon, Inc. *	337	19,953

Cie Financiere Richemont SA (Registered)	367	28,861

LafargeHolcim Ltd. (Registered) *	589	30,378

Nestle SA (Registered)	1,119	119,701

Novartis AG (Registered)	879	76,809

Roche Holding AG	261	78,494

		354,196

Taiwan — 1.4%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	813	41,995

United Kingdom — 15.2%

Aviva plc	4,163	22,441

Burberry Group plc	1,341	35,551

Diageo plc	1,432	58,604

GlaxoSmithKline plc	2,765	63,325

Legal & General Group plc	8,085	27,636

Linde plc	195	38,477

London Stock Exchange Group plc	373	33,610

M&G plc *	1,707	4,727

Prudential plc	1,707	29,811

RELX plc	1,412	33,979

Smith & Nephew plc	1,348	28,935

Unilever plc	902	54,019

WPP plc	2,061	25,719

		456,834

United States — 1.2%

Ferguson plc	438	37,404

Total Common Stocks (Cost $2,167,677)		2,928,091

Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $49,188)	49,177	49,197

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	39,999	40,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	12,516	12,516

Total Investment of Cash Collateral from Securities Loaned (cost $52,519)		52,519

Total Investments — 101.1% (Cost $2,269,384)		3,029,807
Liabilities in Excess of Other Assets — (1.1)%		(32,801)

NET ASSETS — 100.0%		2,997,006

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.8%

Pharmaceuticals	8.9

Banks	7.9

Machinery	6.0

Textiles, Apparel & Luxury Goods	5.6

Personal Products	4.8

Oil, Gas & Consumable Fuels	4.4

Beverages	4.3

Food Products	4.0

Semiconductors & Semiconductor Equipment	3.3

Electrical Equipment	3.2

Capital Markets	2.9

Chemicals	2.5

Aerospace & Defense	2.2

Software	2.0

Professional Services	1.9

Metals & Mining	1.9

Real Estate Management & Development	1.8

Investment of cash collateral from securities loaned	1.7

Hotels, Restaurants & Leisure	1.7

Household Durables	1.6

Health Care Equipment & Supplies	1.6

Electronic Equipment, Instruments & Components	1.5

Technology Hardware, Storage & Peripherals	1.3

Trading Companies & Distributors	1.2

Internet & Direct Marketing Retail	1.2

Specialty Retail	1.1

Building Products	1.1

Diversified Telecommunication Services	1.1

IT Services	1.0

Construction Materials	1.0

Others (each less than 1.0%)	3.9

Short-Term Investments	1.6

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $49,506,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Australia — 4.9%

Australia & New Zealand Banking Group Ltd.	29	527

BHP Group Ltd.	25	621

Commonwealth Bank of Australia	2	118

CSL Ltd.	2	318

Dexus, REIT	34	278

Goodman Group, REIT	31	309

Macquarie Group Ltd.	1	56

National Australia Bank Ltd.	4	70

Rio Tinto Ltd.	7	429

Rio Tinto plc	2	130

Westpac Banking Corp.	6	110

		2,966

Austria — 0.6%

Erste Group Bank AG	11	374

Belgium — 1.0%

Anheuser-Busch InBev SA/NV	8	608

Denmark — 1.8%

Chr Hansen Holding A/S	2	171

Novo Nordisk A/S, Class B	16	892

		1,063

Finland — 0.6%

Nokia OYJ	25	94

Wartsila OYJ Abp	27	287

		381

France — 13.6%

Air Liquide SA	6	844

Airbus SE	4	574

Alstom SA	9	375

AXA SA	7	183

BNP Paribas SA	13	654

Capgemini SE	2	273

Natixis SA	59	273

Orange SA	20	318

Pernod Ricard SA	3	628

Renault SA	7	364

Safran SA	3	544

Sanofi	9	824

Schneider Electric SE	7	681

Sodexo SA	2	198

Thales SA	3	318

TOTAL SA	16	847

Unibail-Rodamco-Westfield, REIT	1	169

Vinci SA	1	155

		8,222

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — 8.8%

adidas AG	1	307

Allianz SE (Registered)	1	130

BASF SE	2	130

Bayer AG (Registered)	4	343

Brenntag AG	7	365

Daimler AG (Registered)	10	581

Deutsche Bank AG (Registered)	9	68

Deutsche Boerse AG	2	369

Deutsche Post AG (Registered)	12	428

Deutsche Telekom AG (Registered)	30	531

Henkel AG & Co. KGaA (Preference)	4	380

Infineon Technologies AG	16	318

RWE AG	4	134

SAP SE	8	1,037

Siemens AG (Registered)	1	161

		5,282

Hong Kong — 2.3%

AIA Group Ltd.	77	771

CK Asset Holdings Ltd.	29	202

Hong Kong Exchanges & Clearing Ltd.	14	442

		1,415

Ireland — 0.8%

CRH plc	3	124

Ryanair Holdings plc, ADR *	5	356

		480

Italy — 2.6%

Assicurazioni Generali SpA	14	293

Enel SpA	119	921

FinecoBank Banca Fineco SpA	25	283

UniCredit SpA	4	47

		1,544

Japan — 23.4%

Asahi Group Holdings Ltd.	1	65

Bridgestone Corp.	8	332

Central Japan Railway Co.	2	349

Daicel Corp.	33	292

Daikin Industries Ltd.	4	546

DMG Mori Co. Ltd.	24	380

Electric Power Development Co. Ltd.	4	104

Hitachi Ltd.	6	213

Honda Motor Co. Ltd.	20	536

Japan Airlines Co. Ltd.	7	203

Japan Tobacco, Inc.	14	305

Kao Corp.	7	571

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

Keyence Corp.	—	(a)	126

Mabuchi Motor Co. Ltd.	11		434

Marui Group Co. Ltd.	16		351

Mitsubishi Corp.	14		364

Mitsubishi UFJ Financial Group, Inc.	104		539

Mitsui Fudosan Co. Ltd.	15		371

NGK Spark Plug Co. Ltd.	13		268

Nintendo Co. Ltd.	2		660

Nippon Telegraph & Telephone Corp.	12		576

Nomura Research Institute Ltd.	7		147

Olympus Corp.	8		114

Otsuka Corp.	10		399

Otsuka Holdings Co. Ltd.	12		484

Panasonic Corp.	32		268

Persol Holdings Co. Ltd.	10		192

Renesas Electronics Corp. *	21		142

Ryohin Keikaku Co. Ltd.	10		218

Seven & i Holdings Co. Ltd.	13		502

Sony Corp.	5		292

Sumitomo Electric Industries Ltd.	13		182

Sumitomo Mitsui Financial Group, Inc.	14		479

T&D Holdings, Inc.	30		336

Tokio Marine Holdings, Inc.	10		514

Tokyo Gas Co. Ltd.	5		117

Tokyu Corp.	26		496

Toray Industries, Inc.	35		250

Toyota Motor Corp.	15		1,041

West Japan Railway Co.	3		252

Yamato Holdings Co. Ltd.	6		96

			14,106

Luxembourg — 0.3%

ArcelorMittal	13		199

Netherlands — 5.0%

Akzo Nobel NV	5		431

ASML Holding NV	3		818

Heineken NV	2		178

ING Groep NV	37		418

Koninklijke Philips NV	4		193

Royal Dutch Shell plc, Class A	16		468

Royal Dutch Shell plc, Class B	17		485

			2,991

Norway — 0.8%

Telenor ASA	25		470

INVESTMENTS	SHARES (000)		VALUE ($000)

Singapore — 0.9%

DBS Group Holdings Ltd.	27		511

United Overseas Bank Ltd.	3		57

			568

Spain — 3.2%

Banco Santander SA	59		237

Bankia SA	93		177

Iberdrola SA	78		806

Industria de Diseno Textil SA	19		605

Telefonica SA	15		119

			1,944

Sweden — 1.4%

Lundin Petroleum AB	13		414

Svenska Handelsbanken AB, Class A	43		428

			842

Switzerland — 10.2%

Cie Financiere Richemont SA (Registered)	7		573

Credit Suisse Group AG (Registered) *	20		250

LafargeHolcim Ltd. (Registered) *	10		501

Nestle SA (Registered)	17		1,832

Novartis AG (Registered)	11		966

Roche Holding AG	4		1,336

Swiss Re AG	5		484

Zurich Insurance Group AG	—	(a)	175

			6,117

United Kingdom — 15.2%

3i Group plc	38		562

AstraZeneca plc	3		281

Aviva plc	27		143

Barratt Developments plc	33		266

BP plc	144		913

British American Tobacco plc	19		671

Burberry Group plc	14		376

CK Hutchison Holdings Ltd.	24		217

Diageo plc	2		93

Dixons Carphone plc	99		169

GlaxoSmithKline plc	33		760

HSBC Holdings plc	65		491

InterContinental Hotels Group plc	10		592

ITV plc	180		312

Lloyds Banking Group plc	295		217

M&G plc *	94		261

Prudential plc	36		635

SSE plc	32		528

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Standard Chartered plc	53	484

Taylor Wimpey plc	110	237

Unilever NV	12	709

Vodafone Group plc	44	90

Whitbread plc	3	141

		9,148

United States — 0.6%

Ferguson plc	4	358

Total Common Stocks (Cost $57,538)		59,078

	NO. OF CONTRACTS	MARKET VALUE ($000)
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Mauritius — 0.3%

MSCI EAFE Index 12/20/2019 at USD 1,810.00, Vanilla, European Style Notional Amount: USD 60,424,000 Exchange-Traded * (Cost $547)	309	162

	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (b) (c) (Cost $850)	850	850

Total Investments — 99.7% (Cost $58,935)		60,090
Other Assets Less Liabilities — 0.3%		152

NET ASSETS — 100.0%		60,242

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	10.4%

Pharmaceuticals	9.8

Insurance	6.1

Oil, Gas & Consumable Fuels	5.2

Automobiles	4.2

Electric Utilities	3.8

Chemicals	3.5

Capital Markets	3.4

Diversified Telecommunication Services	3.4

Food Products	3.0

Beverages	2.6

Aerospace & Defense	2.4

Metals & Mining	2.3

Personal Products	2.1

Semiconductors & Semiconductor Equipment	2.1

Textiles, Apparel & Luxury Goods	2.1

Electrical Equipment	1.9

Road & Rail	1.8

Trading Companies & Distributors	1.8

Household Durables	1.8

Machinery	1.7

Software	1.7

Tobacco	1.6

Hotels, Restaurants & Leisure	1.5

IT Services	1.4

Auto Components	1.3

Specialty Retail	1.3

Equity Real Estate Investment Trusts (REITs)	1.3

Entertainment	1.1

Construction Materials	1.0

Real Estate Management & Development	1.0

Others (each less than 1.0%)	10.0

Short-Term Investments	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

SPI 200 Index	8	12/2019	AUD	914	(4)

Abbreviations
AUD	Australian Dollar
SPI	Australian Securities Exchange

Written Call Options contracts as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	309	USD 60,424	USD 1,980	12/20/2019	(581)

Written Put Options contracts as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	309	USD 60,424	USD 1,530	12/20/2019	(11)

Total Written Options contracts (Premiums Received $512)						(592)

Abbreviations
EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%

Australia — 4.8%

Australia & New Zealand Banking Group Ltd.	2,252	41,392

BHP Group Ltd.	1,981	48,568

Commonwealth Bank of Australia	174	9,411

CSL Ltd.	141	24,915

Dexus, REIT	2,646	21,821

Goodman Group, REIT	2,444	24,271

Macquarie Group Ltd.	50	4,592

National Australia Bank Ltd.	292	5,727

Rio Tinto Ltd.	538	33,644

Rio Tinto plc	199	10,356

Westpac Banking Corp.	452	8,780

		233,477

Austria — 0.6%

Erste Group Bank AG	830	29,363

IMMOFINANZ AG *	1	41

		29,404

Belgium — 1.0%

Anheuser-Busch InBev SA/NV	591	47,700

Denmark — 1.7%

Chr Hansen Holding A/S (a)	176	13,474

Novo Nordisk A/S, Class B	1,275	70,113

		83,587

Finland — 0.6%

Nokia OYJ	1,995	7,323

Wartsila OYJ Abp	2,137	22,580

		29,903

France — 13.4%

Air Liquide SA	498	66,242

Airbus SE	314	45,023

Alstom SA	682	29,498

AXA SA	543	14,375

BNP Paribas SA	984	51,417

Capgemini SE	190	21,436

Natixis SA	4,665	21,432

Orange SA	1,552	24,973

Pernod Ricard SA	267	49,288

Renault SA	560	28,605

Safran SA	270	42,742

Sanofi	702	64,728

Schneider Electric SE	576	53,524

Sodexo SA	142	15,565

Thales SA	255	24,941

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

TOTAL SA	1,256	66,418

Unibail-Rodamco-Westfield, REIT	86	13,284

Vinci SA (a)	111	12,418

		645,909

Germany — 8.6%

adidas AG	78	24,026

Allianz SE (Registered)	43	10,415

BASF SE	137	10,423

Bayer AG (Registered)	348	26,996

Brenntag AG	572	28,652

Daimler AG (Registered)	781	45,656

Deutsche Bank AG (Registered) (a)	776	5,625

Deutsche Boerse AG	187	28,972

Deutsche Post AG (Registered)	950	33,662

Deutsche Telekom AG (Registered)	2,373	41,748

Henkel AG & Co. KGaA (Preference)	288	29,897

Infineon Technologies AG (a)	1,289	24,971

RWE AG	345	10,514

SAP SE	614	81,320

Siemens AG (Registered)	111	12,864

		415,741

Hong Kong — 2.3%

AIA Group Ltd.	6,062	60,367

CK Asset Holdings Ltd.	2,247	15,632

Hong Kong Exchanges & Clearing Ltd.	1,106	34,444

I-CABLE Communications Ltd. *	254	2

		110,445

Ireland — 0.8%

CRH plc	272	9,914

Ryanair Holdings plc, ADR *	375	27,988

		37,902

Italy — 2.5%

Assicurazioni Generali SpA	1,134	22,990

Enel SpA	9,337	72,365

FinecoBank Banca Fineco SpA (a)	1,971	22,215

UniCredit SpA	306	3,879

		121,449

Japan — 22.9%

Asahi Group Holdings Ltd.	96	4,782

Bridgestone Corp.	624	25,923

Central Japan Railway Co.	132	27,037

Daicel Corp.	2,557	22,862

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Daikin Industries Ltd.	305	42,756

DMG Mori Co. Ltd.	1,839	29,769

Electric Power Development Co. Ltd.	337	8,173

Hitachi Ltd.	435	16,250

Honda Motor Co. Ltd.	1,553	42,026

Japan Airlines Co. Ltd.	511	15,908

Japan Tobacco, Inc.	1,061	23,984

Kao Corp.	558	44,879

Keyence Corp.	18	11,571

Mabuchi Motor Co. Ltd.	838	33,953

Marui Group Co. Ltd.	1,244	27,646

Mitsubishi Corp.	1,123	28,555

Mitsubishi UFJ Financial Group, Inc.	8,130	42,149

Mitsui Fudosan Co. Ltd.	1,144	29,254

NGK Spark Plug Co. Ltd.	1,027	20,829

Nintendo Co. Ltd.	139	50,873

Nippon Telegraph & Telephone Corp.	920	45,681

Nomura Research Institute Ltd.	548	11,626

Olympus Corp.	671	9,127

Otsuka Corp.	778	31,375

Otsuka Holdings Co. Ltd.	916	38,184

Panasonic Corp.	2,486	20,897

Persol Holdings Co. Ltd.	785	15,075

Renesas Electronics Corp. *	1,643	11,121

Ryohin Keikaku Co. Ltd.	787	17,527

Seven & i Holdings Co. Ltd.	1,042	39,363

Sony Corp.	383	23,324

Sumitomo Electric Industries Ltd.	1,054	14,453

Sumitomo Mitsui Financial Group, Inc.	1,055	37,452

T&D Holdings, Inc.	2,373	26,432

Tokio Marine Holdings, Inc.	748	40,414

Tokyo Gas Co. Ltd.	389	9,506

Tokyu Corp.	2,049	38,752

Toray Industries, Inc.	2,766	19,545

Toyota Motor Corp.	1,174	81,482

West Japan Railway Co.	220	19,081

Yamato Holdings Co. Ltd.	446	7,474

		1,107,070

Luxembourg — 0.3%

ArcelorMittal	1,051	15,620

Malta — 0.0% (b)

BGP Holdings plc * ‡	449	1

Netherlands — 4.8%

Akzo Nobel NV	366	33,780

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASML Holding NV	245	64,287

Heineken NV	137	13,945

ING Groep NV	2,903	32,872

Koninklijke Philips NV	346	15,160

Royal Dutch Shell plc, Class A	1,267	36,734

Royal Dutch Shell plc, Class B	1,322	38,069

		234,847

Norway — 0.8%

Telenor ASA	1,970	36,872

Singapore — 0.9%

DBS Group Holdings Ltd.	2,090	39,842

United Overseas Bank Ltd.	230	4,518

		44,360

Spain — 3.2%

Banco Santander SA (a)	4,638	18,623

Bankia SA	7,282	13,892

Iberdrola SA	6,155	63,272

Industria de Diseno Textil SA (a)	1,527	47,593

Telefonica SA	1,235	9,488

		152,868

Sweden — 1.4%

Lundin Petroleum AB	981	32,479

Svenska Handelsbanken AB, Class A	3,354	33,662

		66,141

Switzerland — 9.9%

Cie Financiere Richemont SA (Registered)	572	44,982

Credit Suisse Group AG (Registered) *	1,584	19,606

LafargeHolcim Ltd. (Registered) *	762	39,330

Nestle SA (Registered)	1,346	144,001

Novartis AG (Registered)	869	75,931

Roche Holding AG	349	104,935

Swiss Re AG	363	38,048

Zurich Insurance Group AG	37	14,306

		481,139

United Kingdom — 14.9%

3i Group plc	3,023	44,182

AstraZeneca plc	226	22,079

Aviva plc	2,089	11,258

Barratt Developments plc	2,558	20,918

BP plc	11,310	71,721

British American Tobacco plc	1,509	52,771

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Burberry Group plc	1,114	29,549

CK Hutchison Holdings Ltd.	1,827	16,866

Diageo plc	182	7,435

Dixons Carphone plc	7,955	13,528

GlaxoSmithKline plc	2,607	59,708

HSBC Holdings plc	5,104	38,564

InterContinental Hotels Group plc	769	46,543

ITV plc	14,154	24,554

Lloyds Banking Group plc	23,170	17,044

M&G plc *	7,384	20,450

Prudential plc	2,854	49,854

SSE plc	2,492	41,462

Standard Chartered plc	4,185	37,978

Taylor Wimpey plc	8,665	18,583

Unilever NV (a)	943	55,708

Vodafone Group plc	3,472	7,085

Whitbread plc	214	11,265

		719,105

United States — 0.6%

Ferguson plc	330	28,150

Total Common Stocks (Cost $4,420,959)		4,641,690

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $154,133)	154,089	154,151

Investment of Cash Collateral from Securities Loaned — 2.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	75,998	76,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	30,261	30,261

Total Investment of Cash Collateral from Securities Loaned (Cost $106,266)		106,266

Total Investments — 101.4% (Cost $4,681,358)		4,902,107
Liabilities in Excess of Other Assets — (1.4)%		(67,633)

NET ASSETS — 100.0%		4,834,474

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	10.0%

Pharmaceuticals	9.4

Insurance	5.9

Oil, Gas & Consumable Fuels	5.0

Automobiles	4.0

Electric Utilities	3.6

Chemicals	3.4

Capital Markets	3.2

Diversified Telecommunication Services	3.2

Food Products	2.9

Beverages	2.5

Aerospace & Defense	2.3

Metals & Mining	2.2

Investment of cash collateral from securities loaned	2.2

Personal Products	2.1

Semiconductors & Semiconductor Equipment	2.1

Textiles, Apparel & Luxury Goods	2.0

Electrical Equipment	1.8

Trading Companies & Distributors	1.7

Road & Rail	1.7

Household Durables	1.7

Machinery	1.7

Software	1.7

Tobacco	1.6

Hotels, Restaurants & Leisure	1.5

IT Services	1.3

Auto Components	1.3

Specialty Retail	1.3

Equity Real Estate Investment Trusts (REITs)	1.2

Entertainment	1.0

Construction Materials	1.0

Others (each less than 1.0%)	10.4

Short-Term Investments	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $99,554,000.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

SPI 200 Index	784	12/2019	AUD	89,619	(410)

TOPIX Index	229	12/2019	JPY	35,106	1,967

					1,557

Abbreviations

AUD	Australian Dollar
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Australia — 1.8%

BHP Group plc	2,175	46,135

Austria — 1.7%

Erste Group Bank AG	1,213	42,914

Belgium — 0.9%

Anheuser-Busch InBev SA/NV	301	24,287

Brazil — 1.5%

Itau Unibanco Holding SA (Preference)	4,177	37,762

Canada — 7.2%

Alimentation Couche-Tard, Inc., Class B	1,630	48,891

Canadian National Railway Co.	543	48,583

Canadian Pacific Railway Ltd.	198	44,935

Toronto-Dominion Bank (The)	788	44,997

		187,406

China — 8.7%

Alibaba Group Holding Ltd., ADR *	396	69,896

Ping An Insurance Group Co. of China Ltd., Class H	7,234	83,493

Tencent Holdings Ltd.	1,793	72,734

		226,123

Denmark — 2.2%

Novo Nordisk A/S, Class B	1,032	56,772

France — 7.4%

Airbus SE	297	42,567

LVMH Moet Hennessy Louis Vuitton SE	128	54,571

Safran SA	208	33,002

Schneider Electric SE	679	63,113

		193,253

Germany — 9.7%

Continental AG	384	51,448

Delivery Hero SE * (a) (b)	613	28,782

Deutsche Boerse AG	310	47,953

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	214	59,574

SAP SE	480	63,667

		251,424

Hong Kong — 5.4%

AIA Group Ltd.	9,081	90,433

CK Asset Holdings Ltd.	7,033	48,930

		139,363

India — 3.5%

HDFC Bank Ltd., ADR	1,508	92,096

INVESTMENTS	SHARES (000)	VALUE ($000)

Indonesia — 1.9%

Bank Central Asia Tbk. PT	21,893	49,003

Japan — 7.4%

Keyence Corp.	62	39,013

Komatsu Ltd.	1,724	40,358

Shiseido Co. Ltd.	373	30,745

SMC Corp.	80	34,736

Sony Corp.	791	48,159

		193,011

Netherlands — 5.3%

ASML Holding NV	231	60,570

Royal Dutch Shell plc, Class A (a)	2,667	77,469

		138,039

Sweden — 1.6%

Svenska Handelsbanken AB, Class A	4,264	42,792

Switzerland — 9.5%

Alcon, Inc. *	474	28,022

LafargeHolcim Ltd. (Registered) *	777	40,084

Nestle SA (Registered)	1,121	119,943

Novartis AG (Registered)	682	59,599

		247,648

Taiwan — 2.5%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,233	63,645

United Kingdom — 18.2%

Burberry Group plc	1,482	39,301

Diageo plc	1,412	57,805

GlaxoSmithKline plc	2,867	65,663

Legal & General Group plc	17,475	59,737

Linde plc	261	51,544

London Stock Exchange Group plc	509	45,842

RELX plc	1,783	42,908

Smith & Nephew plc	2,250	48,290

Unilever NV (a)	1,065	62,922

		474,012

United States — 2.1%

Ferguson plc	640	54,630

Total Common Stocks (Cost $2,428,039)		2,560,315

Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (c) (d) (Cost $48,912)	48,902	48,921

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 2.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (c) (d)	54,995	55,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (c) (d)	20,853	20,853

Total Investment of Cash Collateral from Securities Loaned (Cost $75,853)		75,853

Total Investments — 103.3% (Cost $2,552,804)		2,685,089
Liabilities in Excess of Other Assets — (3.3)%		(85,448)

NET ASSETS — 100.0%		2,599,641

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	11.5%

Insurance	10.9

Pharmaceuticals	6.8

Semiconductors & Semiconductor Equipment	4.6

Food Products	4.5

Internet & Direct Marketing Retail	3.7

Textiles, Apparel & Luxury Goods	3.5

Capital Markets	3.5

Personal Products	3.5

Road & Rail	3.5

Beverages	3.1

Oil, Gas & Consumable Fuels	2.9

Health Care Equipment & Supplies	2.8

Investment of cash collateral from securities loaned	2.8

INDUSTRY	PERCENTAGE

Aerospace & Defense	2.8%

Machinery	2.8

Interactive Media & Services	2.7

Software	2.4

Electrical Equipment	2.4

Trading Companies & Distributors	2.0

Chemicals	1.9

Auto Components	1.9

Real Estate Management & Development	1.8

Food & Staples Retailing	1.8

Household Durables	1.8

Metals & Mining	1.7

Professional Services	1.6

Construction Materials	1.5

Electronic Equipment, Instruments & Components	1.5

Short-Term Investments	1.8

Abbreviations

ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $70,848,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Australia — 9.2%

AGL Energy Ltd.	59	809

Alumina Ltd.	567	885

Australia & New Zealand Banking Group Ltd.	201	3,688

Beach Energy Ltd.	342	538

BHP Group Ltd.	302	7,397

BlueScope Steel Ltd.	80	734

Challenger Ltd.	122	669

CSR Ltd.	182	522

Downer EDI Ltd.	83	462

Fortescue Metals Group Ltd.	200	1,227

Harvey Norman Holdings Ltd.	196	552

Incitec Pivot Ltd.	190	453

IOOF Holdings Ltd.	117	593

JB Hi-Fi Ltd.	32	822

Metcash Ltd.	365	709

National Australia Bank Ltd.	183	3,583

Origin Energy Ltd.	101	547

Qantas Airways Ltd.	172	761

QBE Insurance Group Ltd.	61	533

Rio Tinto plc	102	5,322

Santos Ltd.	106	591

St Barbara Ltd.	229	442

Westpac Banking Corp.	219	4,249

		36,088

Austria — 1.2%

AT&S Austria Technologie & Systemtechnik AG	31	583

BAWAG Group AG (a)	18	731

Erste Group Bank AG	30	1,077

OMV AG	22	1,286

Raiffeisen Bank International AG	27	653

Telekom Austria AG *	65	504

		4,834

Belgium — 1.2%

Ageas	24	1,367

bpost SA	46	529

KBC Group NV	24	1,668

Orange Belgium SA	24	530

Telenet Group Holding NV *	10	486

		4,580

China — 0.3%

BOC Hong Kong Holdings Ltd.	349	1,199

Denmark — 0.6%

Pandora A/S	14	681

Scandinavian Tobacco Group A/S, Class A (a)	63	748

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Sydbank A/S	25	496

TCM Group A/S (a)	16	263

		2,188

Finland — 1.3%

Cramo OYJ	44	468

Sanoma OYJ	72	751

Tieto OYJ	17	483

Tokmanni Group Corp.	70	899

UPM-Kymmene OYJ	46	1,493

Valmet OYJ	23	524

YIT OYJ	78	467

		5,085

France — 8.0%

Air France-KLM *	53	632

ALD SA (a) (b)	41	577

Arkema SA	5	554

Atos SE	8	593

AXA SA	138	3,656

BNP Paribas SA	73	3,816

Cie Generale des Etablissements Michelin SCA	10	1,212

CNP Assurances	34	675

Credit Agricole SA	101	1,317

Derichebourg SA (b)	124	447

Eutelsat Communications SA (b)	34	637

Faurecia SE	13	607

Gecina SA, REIT	6	947

Groupe Crit	9	679

IPSOS	20	603

Kaufman & Broad SA	19	740

Metropole Television SA	27	469

Peugeot SA	40	1,016

Publicis Groupe SA	21	924

Quadient	23	503

Rexel SA	54	668

Rothschild & Co.	18	493

Sopra Steria Group	5	691

SPIE SA	28	591

Television Francaise 1 (b)	50	417

TOTAL SA	151	7,964

		31,428

Georgia — 0.1%

Bank of Georgia Group plc	29	482

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Germany — 8.0%

Allianz SE (Registered)	19	4,620

Bayer AG (Registered)	59	4,582

CECONOMY AG *	94	473

Covestro AG (a)	22	1,043

Deutsche Pfandbriefbank AG (a)	45	609

Deutsche Post AG (Registered)	70	2,474

Deutsche Telekom AG (Registered)	235	4,131

Evonik Industries AG	39	1,028

Freenet AG	23	515

HeidelbergCement AG	13	993

JOST Werke AG (a)	25	698

KION Group AG	8	533

METRO AG	39	630

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,909

RWE AG	46	1,399

Siltronic AG (b)	6	555

Software AG	20	621

Takkt AG	55	659

Volkswagen AG (Preference)	17	3,188

Wuestenrot & Wuerttembergische AG	40	812

		31,472

Ghana — 0.1%

Tullow Oil plc	216	578

Hong Kong — 2.0%

CK Asset Holdings Ltd.	209	1,454

Hang Lung Properties Ltd.	325	714

Hysan Development Co. Ltd.	153	603

New World Development Co. Ltd.	685	980

Sun Hung Kai Properties Ltd.	121	1,834

Swire Properties Ltd.	143	449

VTech Holdings Ltd.	61	535

Wheelock & Co. Ltd.	151	934

Xinyi Glass Holdings Ltd.	462	519

		8,022

India — 0.1%

Rhi Magnesita NV	10	441

Ireland — 0.4%

AerCap Holdings NV *	17	961

Smurfit Kappa Group plc	18	598

		1,559

INVESTMENTS	SHARES (000)	VALUE ($000)

Israel — 0.5%

Bank Leumi Le-Israel BM	155	1,128

Israel Discount Bank Ltd., Class A	142	650

		1,778

Italy — 2.9%

ASTM SpA	23	731

Banca Farmafactoring SpA (a)	84	512

Eni SpA	193	2,934

Intesa Sanpaolo SpA	1,035	2,592

Mediaset SpA *	153	457

Mediobanca Banca di Credito Finanziario SpA	106	1,263

Poste Italiane SpA (a)	70	850

Rizzoli Corriere Della Sera Mediagroup SpA (b)	601	618

Unieuro SpA (a)	56	807

Unipol Gruppo SpA	102	571

		11,335

Japan — 21.8%

Acom Co. Ltd.	120	481

AEON Financial Service Co. Ltd.	35	539

Aeon Mall Co. Ltd.	33	534

Aozora Bank Ltd.	25	636

Bridgestone Corp.	44	1,828

Brother Industries Ltd.	53	1,002

Concordia Financial Group Ltd.	177	722

Dai-ichi Life Holdings, Inc.	111	1,803

DIC Corp.	16	455

DMG Mori Co. Ltd.	52	848

Dowa Holdings Co. Ltd.	15	504

Fuji Electric Co. Ltd.	24	763

FUJIFILM Holdings Corp.	11	483

Fuyo General Lease Co. Ltd.	8	528

GS Yuasa Corp.	15	275

Hitachi Ltd.	39	1,459

Hokuhoku Financial Group, Inc.	48	468

ITOCHU Corp.	113	2,367

Iwatani Corp.	14	472

Jafco Co. Ltd.	13	481

Japan Airlines Co. Ltd.	21	664

Kaken Pharmaceutical Co. Ltd.	10	471

KDDI Corp.	129	3,567

K’s Holdings Corp.	46	522

Kureha Corp.	9	556

Kyudenko Corp.	15	503

Kyushu Financial Group, Inc.	112	450

Marubeni Corp.	198	1,396

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

MINEBEA MITSUMI, Inc.	26	496

Mitsubishi Heavy Industries Ltd.	31	1,267

Mitsubishi UFJ Financial Group, Inc.	830	4,302

Mitsubishi UFJ Lease & Finance Co. Ltd.	150	923

Mitsui & Co. Ltd.	121	2,075

Mitsui Fudosan Co. Ltd.	56	1,433

MS&AD Insurance Group Holdings, Inc.	37	1,185

Nexon Co. Ltd. *	41	479

Nichias Corp.	26	542

Nippon Light Metal Holdings Co. Ltd.	245	476

Nippon Telegraph & Telephone Corp.	52	2,596

Nomura Real Estate Holdings, Inc.	30	706

NTT DOCOMO, Inc.	93	2,561

ORIX Corp.	111	1,743

Rakuten, Inc.	50	473

Rengo Co. Ltd.	68	491

Resona Holdings, Inc.	226	983

Sankyu, Inc.	9	437

Sawai Pharmaceutical Co. Ltd.	9	491

SBI Holdings, Inc.	35	768

Sekisui House Ltd.	60	1,285

Shinsei Bank Ltd.	63	987

Shizuoka Bank Ltd. (The)	101	764

Showa Denko KK	22	606

Sojitz Corp.	162	509

Sompo Holdings, Inc.	10	405

Sony Corp.	13	767

Subaru Corp.	54	1,556

SUMCO Corp.	40	664

Sumitomo Bakelite Co. Ltd.	12	489

Sumitomo Chemical Co. Ltd.	180	824

Sumitomo Corp.	96	1,559

Sumitomo Forestry Co. Ltd.	33	475

Sumitomo Heavy Industries Ltd.	28	857

Sumitomo Mitsui Financial Group, Inc.	97	3,458

Sumitomo Mitsui Trust Holdings, Inc.	40	1,440

Taiheiyo Cement Corp.	34	967

Teijin Ltd.	39	771

THK Co. Ltd.	24	690

Tokuyama Corp.	27	732

Tokyo Tatemono Co. Ltd.	41	576

Tokyu Fudosan Holdings Corp.	121	801

Tosoh Corp.	54	733

Toyota Motor Corp.	141	9,783

Toyota Tsusho Corp.	34	1,187

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

TS Tech Co. Ltd.	23	743

Ube Industries Ltd.	24	503

Yamaguchi Financial Group, Inc.	69	487

Yamato Kogyo Co. Ltd.	19	488

Yokohama Rubber Co. Ltd. (The)	44	981

Zeon Corp.	48	543

		85,834

Luxembourg — 0.2%

RTL Group SA	15	783

Malta — 0.1%

Kindred Group plc, SDR	62	450

Netherlands — 5.8%

Arcadis NV	27	540

ASR Nederland NV	20	744

Heijmans NV, CVA * (b)	80	647

ING Groep NV	263	2,982

Intertrust NV (a)	25	474

NIBC Holding NV (a)	89	726

NN Group NV	29	1,111

Randstad NV	18	1,008

Royal Dutch Shell plc, Class A	483	13,990

Signify NV (a)	26	752

		22,974

New Zealand — 0.3%

Air New Zealand Ltd.	386	698

Z Energy Ltd.	123	423

		1,121

Norway — 2.5%

DNB ASA	97	1,772

Elkem ASA (a)	145	345

Equinor ASA (b)	67	1,252

Europris ASA (a)	157	425

Komplett Bank ASA *	409	489

Kvaerner ASA	285	362

Norwegian Finans Holding ASA *	85	825

Olav Thon Eiendomsselskap ASA	27	429

Selvaag Bolig ASA	106	583

SpareBank 1 Nord Norge	105	815

SpareBank 1 SMN	68	732

SpareBank 1 SR-Bank ASA	74	792

Stolt-Nielsen Ltd.	29	357

Storebrand ASA	88	625

		9,803

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Portugal — 0.1%

Altri SGPS SA	66	405

Russia — 0.2%

Evraz plc	139	662

Singapore — 1.4%

BW LPG Ltd. (a)	38	263

DBS Group Holdings Ltd.	70	1,332

Jardine Cycle & Carriage Ltd.	27	659

Oversea-Chinese Banking Corp. Ltd.	180	1,450

United Overseas Bank Ltd.	65	1,270

Venture Corp. Ltd.	42	481

		5,455

South Africa — 0.6%

Anglo American plc	91	2,331

Spain — 2.7%

ACS Actividades de Construccion y Servicios SA	34	1,373

Banco Bilbao Vizcaya Argentaria SA (b)	464	2,441

Enagas SA	29	725

Mediaset Espana Comunicacion SA	77	472

Repsol SA	132	2,168

Talgo SA * (a)	80	499

Telefonica SA	367	2,815

		10,493

Sweden — 2.9%

Betsson AB *	96	474

Boliden AB	29	776

Dometic Group AB (b) (c)	60	558

Granges AB	43	419

Intrum AB (b)	19	500

Inwido AB	84	561

LeoVegas AB (a) (b)	111	389

Lindab International AB	64	720

Resurs Holding AB (a)	123	727

Scandic Hotels Group AB (a)	52	498

Skandinaviska Enskilda Banken AB, Class A	173	1,655

SKF AB, Class B	27	492

Svenska Handelsbanken AB, Class A	143	1,439

Swedbank AB, Class A	82	1,154

Tethys Oil AB	93	706

Volvo AB, Class B	33	497

		11,565

Switzerland — 6.2%

Adecco Group AG (Registered)	19	1,156

Credit Suisse Group AG (Registered) *	98	1,209

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued

Glencore plc *	769	2,320

Julius Baer Group Ltd. *	10	447

LafargeHolcim Ltd. (Registered) *	25	1,279

Novartis AG (Registered)	49	4,306

Roche Holding AG	3	772

Swiss Life Holding AG (Registered)	3	1,738

Swiss Re AG	25	2,580

Swisscom AG (Registered)	2	1,222

UBS Group AG (Registered) *	268	3,175

Zurich Insurance Group AG	11	4,142

		24,346

United Kingdom — 17.4%

Babcock International Group plc	85	613

Barratt Developments plc	113	925

Bellway plc	15	594

Berkeley Group Holdings plc	17	964

Bovis Homes Group plc	49	748

BP plc	1,229	7,797

British American Tobacco plc	151	5,279

British Land Co. plc (The), REIT	116	936

Card Factory plc	247	543

CK Hutchison Holdings Ltd.	203	1,870

Countryside Properties plc (a)	145	664

Crest Nicholson Holdings plc	116	586

Dart Group plc	50	824

Derwent London plc, REIT	11	506

Dialog Semiconductor plc *	16	731

Fiat Chrysler Automobiles NV	56	862

Firstgroup plc *	453	758

Forterra plc (a)	214	742

Gamesys Group plc *	75	785

Genel Energy plc	251	620

GlaxoSmithKline plc	303	6,939

Great Portland Estates plc, REIT	46	469

Gulf Keystone Petroleum Ltd.	183	487

GVC Holdings plc	75	860

HSBC Holdings plc	1,202	9,081

Imperial Brands plc	82	1,807

Inchcape plc	94	783

International Consolidated Airlines Group SA	118	810

ITV plc	688	1,193

John Laing Group plc (a)	105	495

Legal & General Group plc	577	1,972

M&G plc *	175	483

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Micro Focus International plc	38	526

Mitchells & Butlers plc *	165	908

Morgan Sindall Group plc	44	727

National Express Group plc	80	465

OneSavings Bank plc	156	728

Paragon Banking Group plc	83	539

Playtech plc	91	461

Prudential plc	175	3,049

Reach plc	217	277

Redrow plc	73	573

Savills plc	43	514

Scottish Salmon Co. plc (The)	143	441

St Modwen Properties plc	82	477

Taylor Wimpey plc	409	877

Vodafone Group plc	1,754	3,580

WPP plc	130	1,627

		68,495

United States — 0.2%

Samsonite International SA (a) (b)	207	422

TI Fluid Systems plc (a)	190	452

		874

Total Common Stocks (Cost $391,873)		386,660

	NO. OF RIGHTS (000)
Rights — 0.0% (d)

Italy — 0.0% (d)

Mediaset SpA, expiring 11/7/2019 * (Cost $—)	187	—	(e)

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (f) (g) (Cost $3,486)	3,486	3,487

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (f) (g)	2,000	2,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (f) (g)	2,026	2,026

Total Investment of Cash Collateral from Securities Loaned (Cost $4,026)		4,026

Total Investments — 100.2% (Cost $399,385)		394,173
Liabilities in Excess of Other Assets — (0.2)%		(901)

NET ASSETS — 100.0%		393,272

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	18.3%

Oil, Gas & Consumable Fuels	10.8

Insurance	8.7

Metals & Mining	6.1

Pharmaceuticals	4.5

Automobiles	4.2

Real Estate Management & Development	3.3

Diversified Telecommunication Services	2.9

Trading Companies & Distributors	2.8

Wireless Telecommunication Services	2.7

Media	2.5

Chemicals	2.4

Household Durables	2.4

Tobacco	2.0

Machinery	1.9

Capital Markets	1.8

Auto Components	1.7

Construction Materials	1.3

Diversified Financial Services	1.2

Hotels, Restaurants & Leisure	1.2

Construction & Engineering	1.2

Airlines	1.1

Investment of cash collateral from securities loaned	1.0

Others (each less than 1.0%)	13.1

Short-Term Investments	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SGPS	Holding company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $3,789,000.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Amount rounds to less than one thousand.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	41	12/2019	EUR	1,648	20

FTSE 100 Index	13	12/2019	GBP	1,220	(7)

TOPIX Index	8	12/2019	JPY	1,226	30

					43

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$6,174,700		$2,063,564		$539,986
Investments in affiliates, at value	168,369		22,226		130
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	13,486		2,216		286
Cash	178		2,379		100
Foreign currency, at value	669		3,113		1,182
Deferred offering cost (See Note 2.G.)	—		5		—
Receivables:
Due from custodian	—		—		3,487
Investment securities sold	—		1,097		12,560
Fund shares sold	13,722		2		1
Dividends from non-affiliates	3,671		959		307
Dividends from affiliates	200		245		8
Tax reclaims	996		23		3,918
Securities lending income (See Note 2.C.)	5		—	(a)	3

Total Assets	6,375,996		2,095,829		561,968

LIABILITIES:
Payables:
Investment securities purchased	17,380		544		18,649
Collateral received on securities loaned (See Note 2.C.)	13,486		2,216		286
Fund shares redeemed	6,204		1,977		199
Variation margin on futures contracts	—		—		12
Accrued liabilities:
Investment advisory fees	3,042		268		269
Administration fees	92		36		34
Distribution fees	142		—		33
Service fees	436		—	(a)	45
Custodian and accounting fees	478		111		42
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	(a)
Deferred foreign capital gains tax	20,407		—		—
Audit fees	67		70		80
Other	585		33		74

Total Liabilities	62,319		5,255		19,723

Net Assets	$6,313,677		$2,090,574		$542,245

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$4,675,089	$2,036,055		$596,615
Total distributable earnings (loss)	1,638,588	54,519		(54,370)

Total Net Assets	$6,313,677	$2,090,574		$542,245

Net Assets:
Class A	$524,357	$—		$98,294
Class C	56,830	—		19,798
Class I	1,725,882	5		86,582
Class L	926,781	—		65,686
Class R2	145	—		—
Class R3	2,151	—		—
Class R4	1,300	—		—
Class R5	41,872	—		—
Class R6	3,034,359	2,090,569		271,885

Total	$6,313,677	$2,090,574		$542,245

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,439	—		4,053
Class C	1,955	—		922
Class I	56,049	—	(a)	3,499
Class L	29,867	—		2,622
Class R2	5	—		—
Class R3	72	—		—
Class R4	42	—		—
Class R5	1,352	—		—
Class R6	97,896	124,461		10,895

Net Asset Value (b):
Class A — Redemption price per share	$30.07	$—		$24.25
Class C — Offering price per share (c)	29.07	—		21.47
Class I — Offering and redemption price per share	30.79	16.78		24.75
Class L — Offering and redemption price per share	31.03	—		25.05
Class R2 — Offering and redemption price per share	29.78	—		—
Class R3 — Offering and redemption price per share	29.96	—		—
Class R4 — Offering and redemption price per share	30.68	—		—
Class R5 — Offering and redemption price per share	30.96	—		—
Class R6 — Offering and redemption price per share	31.00	16.80		24.96
Class A maximum sales charge	5.25%	—%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.74	$—		$25.59

Cost of investments in non-affiliates	$4,432,405	$2,022,679		$494,606
Cost of investments in affiliates	168,352	22,222		130
Cost of foreign currency	666	3,098		1,178
Investment securities on loan, at value (See Note 2.C.)	13,200	2,092		275
Cost of investment of cash collateral (See Note 2.C.)	13,486	2,216		286

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Research Enhanced Index Fund		JPMorgan International Advantage Fund	JPMorgan International Equity Fund
ASSETS:
Investments in non-affiliates, at value	$4,166,392		$1,740,598	$2,928,091
Investments in affiliates, at value	—		42,366	49,197
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	39,184		1,971	52,519
Cash	65		88	286
Foreign currency, at value	—		191	—
Deposits at broker for futures contracts	1,934		2,497	—
Receivables:
Due from custodian	—		—	2,053
Investment securities sold	56,232		6,075	1
Fund shares sold	131		60	4,369
Dividends from non-affiliates	6,782		8,282	6,800
Dividends from affiliates	28		65	74
Tax reclaims	7,735		12,740	12,561
Securities lending income (See Note 2.C.)	9		40	4

Total Assets	4,278,492		1,814,973	3,055,955

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	6		—	222
Investment securities purchased	2,436		—	2,941
Collateral received on securities loaned (See Note 2.C.)	39,184		1,971	52,519
Interfund lending	3,663		—	—
Fund shares redeemed	1,527		335	1,611
Variation margin on futures contracts	179		138	1
Accrued liabilities:
Investment advisory fees	611		759	1,125
Administration fees	204		54	59
Distribution fees	—		46	77
Service fees	27		36	84
Custodian and accounting fees	67		83	98
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Audit fees	77		74	85
Other	359		128	127

Total Liabilities	48,340		3,624	58,949

Net Assets	$4,230,152		$1,811,349	$2,997,006

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Global Research Enhanced Index Fund	JPMorgan International Advantage Fund	JPMorgan International Equity Fund
NET ASSETS:
Paid-in-Capital	$2,671,923	$1,815,564	$2,208,654
Total distributable earnings (loss)	1,558,229	(4,215)	788,352

Total Net Assets	$4,230,152	$1,811,349	$2,997,006

Net Assets:
Class A	$—	$156,230	$328,312
Class C	—	1,210	14,549
Class I	354,659	67,146	190,885
Class R2	—	30,819	2,099
Class R5	—	—	3,778
Class R6	3,875,493	1,555,944	2,457,383

Total	$4,230,152	$1,811,349	$2,997,006

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	7,852	19,007
Class C	—	60	893
Class I	15,784	3,242	10,867
Class R2	—	1,575	122
Class R5	—	—	215
Class R6	174,523	76,272	139,533

Net Asset Value (a):
Class A — Redemption price per share	$—	$19.90	$17.27
Class C — Offering price per share (b)	—	20.13	16.29
Class I — Offering and redemption price per share	22.47	20.71	17.56
Class R2 — Offering and redemption price per share	—	19.57	17.14
Class R5 — Offering and redemption price per share	—	—	17.60
Class R6 — Offering and redemption price per share	22.21	20.40	17.61
Class A maximum sales charge	—%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$21.00	$18.23

Cost of investments in non-affiliates	$2,936,016	$1,555,196	$2,167,677
Cost of investments in affiliates	—	42,359	49,188
Cost of foreign currency	—	190	—
Investment securities on loan, at value (See Note 2.C.)	37,095	1,858	49,506
Cost of investment of cash collateral (See Note 2.C.)	39,184	1,971	52,519

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$59,078		$4,641,690		$2,560,315		$386,660
Investments in affiliates, at value	850		154,151		48,921		3,487
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		106,266		75,853		4,026
Options purchased, at value	162		—		—		—
Cash	367		50		201		50
Foreign currency, at value	20		5,806		346		106
Deposits at broker for futures contracts	171		5,552		—		242
Deposits at broker for options contracts	100		—		—		—
Deferred offering cost (See Note 2.G.)	39		—		—		—
Receivables:
Investment securities sold	—		—		—	(a)	328
Fund shares sold	20		2,644		925		398
Dividends from non-affiliates	183		14,403		1,695		1,385
Dividends from affiliates	2		287		143		12
Tax reclaims	74		13,392		661		2,852
Securities lending income (See Note 2.C.)	—		10		6		3
Due from adviser	4		—		—		—

Total Assets	61,070		4,944,251		2,689,066		399,549

LIABILITIES:
Payables:
Due to broker for options contracts	100		—		—		—
Investment securities purchased	—		285		622		494
Collateral received on securities loaned (See Note 2.C.)	—		106,266		75,853		4,026
Fund shares redeemed	—		490		11,755		1,054
Variation margin on futures contracts	12		1,377		2		14
Outstanding options written, at fair value	592		—		—		—
Accrued liabilities:
Investment advisory fees	—		639		900		137
Administration fees	—		214		29		—
Distribution fees	—	(a)	44		36		44
Service fees	12		28		50		42
Custodian and accounting fees	13		125		28		41
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—		—	(a)
Audit fees	88		54		74		87
Other	11		255		76		338

Total Liabilities	828		109,777		89,425		6,277

Net Assets	$60,242		$4,834,474		$2,599,641		$393,272

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$58,037	$4,705,353	$2,510,664	$430,573
Total distributable earnings (loss)	2,205	129,121	88,977	(37,301)

Total Net Assets	$60,242	$4,834,474	$2,599,641	$393,272

Net Assets:
Class A	$330	$213,256	$114,629	$181,458
Class C	119	—	18,447	9,358
Class I	59,751	185,680	177,764	45,503
Class L	—	—	—	30,256
Class R2	—	—	1,049	722
Class R5	21	—	3,082	88
Class R6	21	4,435,538	2,284,670	125,887

Total	$60,242	$4,834,474	$2,599,641	$393,272

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21	11,894	5,421	14,846
Class C	8	—	884	792
Class I	3,829	10,220	8,294	3,629
Class L	—	—	—	2,427
Class R2	—	—	50	60
Class R5	1	—	144	7
Class R6	1	244,980	106,575	10,130

Net Asset Value (a):
Class A — Redemption price per share	$15.58	$17.93	$21.15	$12.22
Class C — Offering price per share (b)	15.53	—	20.86	11.81
Class I — Offering and redemption price per share	15.61	18.17	21.43	12.54
Class L — Offering and redemption price per share	—	—	—	12.47
Class R2 — Offering and redemption price per share	—	—	20.99	11.96
Class R5 — Offering and redemption price per share	15.62	—	21.42	12.40
Class R6 — Offering and redemption price per share	15.63	18.11	21.44	12.43
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.44	$18.92	$22.32	$12.90

Cost of investments in non-affiliates	$57,538	$4,420,959	$2,428,039	$391,873
Cost of investments in affiliates	850	154,133	48,912	3,486
Cost of options purchased	547	—	—	—
Cost of foreign currency	19	5,733	346	106
Investment securities on loan, at value (See Note 2.C.)	—	99,554	70,848	3,789
Cost of investment of cash collateral (See Note 2.C.)	—	106,266	75,853	4,026
Premiums received from options written	512	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund (a)	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10		$6	$253
Interest income from affiliates	11		8	1
Dividend income from non-affiliates	107,796		10,003	22,256
Dividend income from affiliates	1,919		463	306
Non-cash dividend income from non-affiliates	—		2,910	1,313
Income from securities lending (net) (See Note 2.C.)	592		2	203
Foreign taxes withheld	(5,470)		(846)	(1,835)

Total investment income	104,858		12,546	22,497

EXPENSES:
Investment advisory fees	44,342		967	3,695
Administration fees	4,192		290	441
Distribution fees:
Class A	1,082		—	269
Class C	385		—	179
Class R2	1		—	—
Class R3	3		—	—
Service fees:
Class A	1,082		—	269
Class C	128		—	60
Class I (b)	2,877		8	254
Class L	658		—	79
Class R2	—	(c)	—	—
Class R3	3		—	—
Class R4	3		—	—
Class R5	33		—	—
Custodian and accounting fees	3,143		343	148
Interest expense to affiliates	64		— (c)	11
Professional fees	154		79	100
Trustees’ and Chief Compliance Officer’s fees	46		21	28
Printing and mailing costs	582		11	35
Registration and filing fees	401		18	115
Transfer agency fees (See Note 2.I.)	179		2	34
Offering costs (See Note 2.G.)	—		43	—
Other	94		8	21

Total expenses	59,452		1,790	5,738

Less fees waived	(10,418)		(410)	(182)
Less expense reimbursements	(36)		(47)	—

Net expenses	48,998		1,333	5,556

Net investment income (loss)	55,860		11,213	16,941

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,860	)(d)	(2,167)	(56,959)
Investments in affiliates	3		3	— (c)
Futures contracts	2,644		5,136	529
Foreign currency transactions	(1,928)		(549)	(109)

Net realized gain (loss)	(2,141)		2,423	(56,539)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,186,355	(e)	40,885	83,496
Investments in affiliates	17		4	— (c)
Futures contracts	—		—	(213)
Foreign currency translations	48		20	42

Change in net unrealized appreciation/depreciation	1,186,420		40,909	83,325

Net realized/unrealized gains (losses)	1,184,279		43,332	26,786

Change in net assets resulting from operations	$1,240,139		$54,545	$43,727

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.
(d)	Net of foreign capital gains tax of approximately $(842,000) for JPMorgan Emerging Markets Equity Fund.
(e)	Net of change in foreign capital gains tax of approximately $(16,616,000) for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Global Research Enhanced Index Fund	JPMorgan International Advantage Fund	JPMorgan International Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$55	$486	$—
Interest income from affiliates	5	— (a)	4
Dividend income from non-affiliates	118,601	129,476	131,173
Dividend income from affiliates	630	1,280	1,713
Income from securities lending (net) (See Note 2.C.)	652	974	538
Foreign taxes withheld	(4,987)	(9,948)	(9,280)

Total investment income	114,956	122,268	124,148

EXPENSES:
Investment advisory fees	9,234	18,706	25,617
Administration fees	3,521	2,462	3,194
Distribution fees:
Class A	—	383	683
Class C	—	11	126
Class R2	—	155	8
Service fees:
Class A	—	383	683
Class C	—	4	42
Class I	955	160	436
Class R2	—	78	4
Class R5	—	—	18
Custodian and accounting fees	397	558	598
Interest expense to affiliates	111	36	40
Professional fees	187	162	188
Trustees’ and Chief Compliance Officer’s fees	44	38	42
Printing and mailing costs	226	84	127
Registration and filing fees	131	106	126
Transfer agency fees (See Note 2.I.)	43	117	87
Other	81	76	73

Total expenses	14,930	23,519	32,092

Less fees waived	(2,984)	(5,791)	(9,447)
Less expense reimbursements	—	—	(3)

Net expenses	11,946	17,728	22,642

Net investment income (loss)	103,010	104,540	101,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	387,148	(248,044)	(45,984)
Investments in affiliates	4	10	8
Futures contracts	(894)	(1,247)	(3,617)
Foreign currency transactions	966	2,445	2,853

Net realized gain (loss)	387,224	(246,836)	(46,740)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	38,268	251,551	522,433
Investments in affiliates	— (a)	7	9
Futures contracts	(898)	2,869	—
Foreign currency translations	84	228	169

Change in net unrealized appreciation/depreciation	37,454	254,655	522,611

Net realized/unrealized gains (losses)	424,678	7,819	475,871

Change in net assets resulting from operations	$527,688	$112,359	$577,377

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019 (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund (a)	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$147	$— (b)	$953
Interest income from affiliates	2	1	1	1
Dividend income from non-affiliates	1,429	172,717	13,772	19,714
Dividend income from affiliates	19	2,748	468	169
Income from securities lending (net) (See Note 2.C.)	—	1,066	33	122
Foreign taxes withheld	(132)	(13,684)	(873)	(1,256)

Total investment income	1,320	162,995	13,401	19,703

EXPENSES:
Investment advisory fees	83	9,019	4,133	2,474
Administration fees	25	3,431	489	320
Distribution fees:
Class A	— (b)	509	239	474
Class C	— (b)	—	149	82
Class R2	—	—	5	5
Service fees:
Class A	— (b)	509	239	474
Class C	— (b)	—	50	27
Class I	83	411	441	135
Class L	—	—	—	42
Class R2	—	—	3	3
Class R5	— (b)	—	3	— (b)
Custodian and accounting fees	39	651	137	129
Interest expense to affiliates	— (b)	10	12	18
Professional fees	88	175	83	159
Trustees’ and Chief Compliance Officer’s fees	13	43	27	27
Printing and mailing costs	9	227	58	5
Registration and filing fees	5	53	153	87
Transfer agency fees (See Note 2.I.)	2	95	37	28
Offering costs (See Note 2.G.)	64	—	—	—
Other	8	114	12	12

Total expenses	419	15,247	6,270	4,501

Less fees waived	(112)	(3,292)	(1,752)	(1,067)
Less expense reimbursements	(109)	—	(1)	— (b)

Net expenses	198	11,955	4,517	3,434

Net investment income (loss)	1,122	151,040	8,884	16,269

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(61)	(174,555)	(22,834)	(47,702)
Investments in affiliates	— (b)	6	— (b)	— (b)
Options purchased	(956)	—	—	—
Futures contracts	82	13,990	144	1,233
Foreign currency transactions	14	(595)	1,289	237
Forward foreign currency exchange contracts	—	—	(1,105)	—
Options written	931	—	—	—

Net realized gain (loss)	10	(161,154)	(22,506)	(46,232)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,540	479,719	157,776	36,124
Investments in affiliates	—	18	9	1
Options purchased	(385)	—	—	—
Futures contracts	(4)	3,708	—	43
Foreign currency translations	2	386	14	(4)
Options written	(80)	—	—	—

Change in net unrealized appreciation/depreciation	1,073	483,831	157,799	36,164

Net realized/unrealized gains (losses)	1,083	322,677	135,293	(10,068)

Change in net assets resulting from operations	$2,205	$473,717	$144,177	$6,201

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,860	$45,111	$11,213
Net realized gain (loss)	(2,141)	(15,331)	2,423
Change in net unrealized appreciation/depreciation	1,186,420	(763,494)	40,909

Change in net assets resulting from operations	1,240,139	(733,714)	54,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,554)	(788)	—
Class C	(59)	(4)	—
Class I (b)	(6,646)	(2,829)	—
Class L	(4,471)	(2,054)	—
Class R2	(1)	— (c)	—
Class R3	(1)	— (c)	—
Class R4	(11)	— (c)	—
Class R5	(296)	(1)	—
Class R6	(30,900)	(16,464)	(26)

Total distributions to shareholders	(43,939)	(22,140)	(26)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	516,272	909,171	2,036,055

NET ASSETS:
Change in net assets	1,712,472	153,317	2,090,574
Beginning of period	4,601,205	4,447,888	—

End of period	$6,313,677	$4,601,205	$2,090,574

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,941	$16,413	$103,010	$165,412
Net realized gain (loss)	(56,539)	2,070	387,224	641,468
Change in net unrealized appreciation/depreciation	83,325	(138,449)	37,454	(659,780)

Change in net assets resulting from operations	43,727	(119,966)	527,688	147,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,841)	(2,283)	—	—
Class C	(583)	(435)	—	—
Class I	(3,245)	(2,988)	(40,630)	(14,541)
Class L	(2,456)	(9,949)	—	—
Class R6 (a)(b)	(7,813)	—	(509,389)	(144,723)

Total distributions to shareholders	(16,938)	(15,655)	(550,019)	(159,264)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(169,891)	(156,528)	(1,594,493)	(2,804,320)

NET ASSETS:
Change in net assets	(143,102)	(292,149)	(1,616,824)	(2,816,484)
Beginning of period	685,347	977,496	5,846,976	8,663,460

End of period	$542,245	$685,347	$4,230,152	$5,846,976

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$104,540	$90,413	$101,506	$105,451
Net realized gain (loss)	(246,836)	(37,511)	(46,740)	91,823
Change in net unrealized appreciation/depreciation	254,655	(455,595)	522,611	(738,163)

Change in net assets resulting from operations	112,359	(402,693)	577,377	(540,889)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,427)	(4,177)	(8,158)	(4,237)
Class C	(25)	(19)	(520)	(224)
Class I	(1,458)	(1,091)	(5,904)	(2,341)
Class R2	(638)	(172)	(56)	(26)
Class R5	—	—	(691)	(355)
Class R6	(82,457)	(61,869)	(140,365)	(59,589)

Total distributions to shareholders	(88,005)	(67,328)	(155,694)	(66,772)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,616,261)	717,668	(1,693,771)	869,664

NET ASSETS:
Change in net assets	(1,591,907)	247,647	(1,272,088)	262,003
Beginning of period	3,403,256	3,155,609	4,269,094	4,007,091

End of period	$1,811,349	$3,403,256	$2,997,006	$4,269,094

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund
	Period Ended October 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,122	$151,040	$155,204
Net realized gain (loss)	10	(161,154)	(30,100)
Change in net unrealized appreciation/depreciation	1,073	483,831	(588,793)

Change in net assets resulting from operations	2,205	473,717	(463,689)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(6,271)	(6,079)
Class I	—	(5,060)	(22,656)
Class R6 (b)	—	(149,729)	(79,541)

Total distributions to shareholders	—	(161,060)	(108,276)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	58,037	(178,801)	233,881

NET ASSETS:
Change in net assets	60,242	133,856	(338,084)
Beginning of period	—	4,700,618	5,038,702

End of period	$60,242	$4,834,474	$4,700,618

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,884	$10,358	$16,269	$19,670
Net realized gain (loss)	(22,506)	(26,039)	(46,232)	29,907
Change in net unrealized appreciation/depreciation	157,799	(65,981)	36,164	(113,795)

Change in net assets resulting from operations	144,177	(81,662)	6,201	(64,218)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,618)	(451)	(7,451)	(6,784)
Class C	(296)	(86)	(419)	(316)
Class I	(3,745)	(1,315)	(2,481)	(3,872)
Class L	—	—	(2,611)	(4,302)
Class R2	(15)	(2)	(40)	(27)
Class R5	(72)	(1)	(3)	(2)
Class R6	(4,394)	(1,288)	(5,309)	(2,922)

Total distributions to shareholders	(10,140)	(3,143)	(18,314)	(18,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,990,374	202,406	(116,184)	(189,775)

NET ASSETS:
Change in net assets	2,124,411	117,601	(128,297)	(272,218)
Beginning of period	475,230	357,629	521,569	793,787

End of period	$2,599,641	$475,230	$393,272	$521,569

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2019 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$312,341	$170,141	$—
Distributions reinvested	1,529	781	—
Cost of shares redeemed	(252,175)	(268,020)	—

Change in net assets resulting from Class A capital transactions	$61,695	$(97,098)	$—

Class C
Proceeds from shares issued	$19,144	$18,903	$—
Distributions reinvested	58	4	—
Cost of shares redeemed	(17,205)	(15,849)	—

Change in net assets resulting from Class C capital transactions	$1,997	$3,058	$—

Class I (b)
Proceeds from shares issued	$1,177,539	$573,932	$12,188
Distributions reinvested	5,945	2,460	—
Cost of shares redeemed	(465,628)	(295,493)	(11,910)

Change in net assets resulting from Class I capital transactions	$717,856	$280,899	$278

Class L
Proceeds from shares issued	$534,452	$284,033	$—
Distributions reinvested	3,845	1,682	—
Cost of shares redeemed	(228,859)	(159,480)	—

Change in net assets resulting from Class L capital transactions	$309,438	$126,235	$—

Class R2
Proceeds from shares issued	$51	$94	$—
Distributions reinvested	1	— (c)	—
Cost of shares redeemed	(26)	(5)	—

Change in net assets resulting from Class R2 capital transactions	$26	$89	$—

Class R3
Proceeds from shares issued	$2,108	$460	$—
Distributions reinvested	1	— (c)	—
Cost of shares redeemed	(478)	(40)	—

Change in net assets resulting from Class R3 capital transactions	$1,631	$420	$—

Class R4
Proceeds from shares issued	$1,602	$42	$—
Distributions reinvested	11	— (c)	—
Cost of shares redeemed	(608)	(30)	—

Change in net assets resulting from Class R4 capital transactions	$1,005	$12	$—

Class R5
Proceeds from shares issued	$42,685	$2,991	$—
Distributions reinvested	296	1	—
Cost of shares redeemed	(9,680)	(1,077)	—

Change in net assets resulting from Class R5 capital transactions	$33,301	$1,915	$—

Class R6
Proceeds from shares issued	$1,266,740	$968,052	$2,052,510
Distributions reinvested	30,363	16,155	26
Cost of shares redeemed	(1,907,780)	(390,566)	(16,759)

Change in net assets resulting from Class R6 capital transactions	$(610,677)	$593,641	$2,035,777

Total change in net assets resulting from capital transactions	$516,272	$909,171	$2,036,055

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	11,352	5,977	—
Reinvested	64	28	—
Redeemed	(9,475)	(9,556)	—

Change in Class A Shares	1,941	(3,551)	—

Class C
Issued	712	679	—
Reinvested	3	— (b)	—
Redeemed	(650)	(598)	—

Change in Class C Shares	65	81	—

Class I (c)
Issued	41,001	19,902	744
Reinvested	243	84	—
Redeemed	(16,821)	(10,613)	(744)

Change in Class I Shares	24,423	9,373	— (b)

Class L
Issued	18,682	9,765	—
Reinvested	156	57	—
Redeemed	(8,295)	(5,623)	—

Change in Class L Shares	10,543	4,199	—

Class R2
Issued	2	3	—
Reinvested	— (b)	— (b)	—
Redeemed	(1)	— (b)	—

Change in Class R2 Shares	1	3	—

Class R3
Issued	75	15	—
Reinvested	— (b)	— (b)	—
Redeemed	(17)	(2)	—

Change in Class R3 Shares	58	13	—

Class R4
Issued	62	1	—
Reinvested	— (b)	— (b)	—
Redeemed	(21)	(1)	—

Change in Class R4 Shares	41	— (b)	—

Class R5
Issued	1,616	100	—
Reinvested	12	— (b)	—
Redeemed	(344)	(39)	—

Change in Class R5 Shares	1,284	61	—

Class R6
Issued	43,818	33,718	125,486
Reinvested	1,233	550	2
Redeemed	(66,518)	(13,768)	(1,027)

Change in Class R6 Shares	(21,467)	20,500	124,461

(a)	Commencement of operations was December 11, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,583	$26,652	$—	$—
Distributions reinvested	2,751	2,203	—	—
Cost of shares redeemed	(39,739)	(46,333)	—	—

Change in net assets resulting from Class A capital transactions	$(31,405)	$(17,478)	$—	$—

Class C
Proceeds from shares issued	$246	$6,854	$—	$—
Distributions reinvested	552	395	—	—
Cost of shares redeemed	(12,991)	(16,722)	—	—

Change in net assets resulting from Class C capital transactions	$(12,193)	$(9,473)	$—	$—

Class I
Proceeds from shares issued	$10,005	$40,086	$41,718	$388,984
Distributions reinvested	3,023	2,739	38,286	14,320
Cost of shares redeemed	(69,458)	(63,918)	(169,787)	(8,753,055)

Change in net assets resulting from Class I capital transactions	$(56,430)	$(21,093)	$(89,783)	$(8,349,751)

Class L
Proceeds from shares issued	$13,398	$55,265	$—	$—
Distributions reinvested	2,405	8,412	—	—
Cost of shares redeemed	(346,212)	(172,181)	—	—

Change in net assets resulting from Class L capital transactions	$(330,409)	$(108,504)	$—	$—

Class R6 (a)(b)
Proceeds from shares issued	$294,863	$20	$53,701	$9,245,823
Distributions reinvested	7,813	—	506,228	144,635
Cost of shares redeemed	(42,130)	—	(2,064,639)	(3,845,027)

Change in net assets resulting from Class R6 capital transactions	$260,546	$20	$(1,504,710)	$5,545,431

Total change in net assets resulting from capital transactions	$(169,891)	$(156,528)	$(1,594,493)	$(2,804,320)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan Europe Dynamic Fund		JPMorgan Global Research Enhanced Index Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	248	1,011	—	—
Reinvested	131	83	—	—
Redeemed	(1,745)	(1,777)	—	—

Change in Class A Shares	(1,366)	(683)	—	—

Class C
Issued	12	288	—	—
Reinvested	30	17	—	—
Redeemed	(646)	(721)	—	—

Change in Class C Shares	(604)	(416)	—	—

Class I
Issued	440	1,455	2,067	17,041
Reinvested	141	102	1,955	633
Redeemed	(3,038)	(2,401)	(8,197)	(388,734)

Change in Class I Shares	(2,457)	(844)	(4,175)	(371,060)

Class L
Issued	577	2,041	—	—
Reinvested	111	310	—	—
Redeemed	(14,510)	(6,665)	—	—

Change in Class L Shares	(13,822)	(4,314)	—	—

Class R6 (a)(b)
Issued	12,295	1	2,688	411,331
Reinvested	363	—	26,139	6,466
Redeemed	(1,764)	—	(102,812)	(169,289)

Change in Class R6 Shares	10,894	1	(73,985)	248,508

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,451	$51,817	$125,560	$100,845
Distributions reinvested	3,422	4,173	8,068	4,198
Cost of shares redeemed	(45,280)	(109,134)	(76,633)	(131,999)

Change in net assets resulting from Class A capital transactions	$(3,407)	$(53,144)	$56,995	$(26,956)

Class C
Proceeds from shares issued	$175	$733	$2,176	$5,285
Distributions reinvested	25	19	495	210
Cost of shares redeemed	(662)	(631)	(8,733)	(7,946)

Change in net assets resulting from Class C capital transactions	$(462)	$121	$(6,062)	$(2,451)

Class I
Proceeds from shares issued	$19,041	$29,375	$77,428	$111,356
Distributions reinvested	1,457	1,088	5,819	2,206
Cost of shares redeemed	(15,652)	(15,042)	(90,398)	(47,783)

Change in net assets resulting from Class I capital transactions	$4,846	$15,421	$(7,151)	$65,779

Class R2
Proceeds from shares issued	$6,565	$36,008	$1,194	$597
Distributions reinvested	631	165	29	12
Cost of shares redeemed	(8,605)	(8,962)	(1,136)	(597)

Change in net assets resulting from Class R2 capital transactions	$(1,409)	$27,211	$87	$12

Class R5
Proceeds from shares issued	$—	$—	$744	$547
Distributions reinvested	—	—	691	354
Cost of shares redeemed	—	—	(18,958)	(461)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(17,523)	$440

Class R6
Proceeds from shares issued	$108,992	$857,123	$458,174	$1,112,330
Distributions reinvested	82,457	61,869	140,364	59,589
Cost of shares redeemed	(1,807,278)	(190,933)	(2,318,655)	(339,079)

Change in net assets resulting from Class R6 capital transactions	$(1,615,829)	$728,059	$(1,720,117)	$832,840

Total change in net assets resulting from capital transactions	$(1,616,261)	$717,668	$(1,693,771)	$869,664

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,015	2,376	7,833	5,747
Reinvested	193	191	554	235
Redeemed	(2,379)	(5,011)	(4,832)	(7,496)

Change in Class A Shares	(171)	(2,444)	3,555	(1,514)

Class C
Issued	8	33	147	309
Reinvested	2	1	36	12
Redeemed	(34)	(29)	(577)	(477)

Change in Class C Shares	(24)	5	(394)	(156)

Class I
Issued	962	1,323	4,793	6,224
Reinvested	79	48	394	122
Redeemed	(792)	(665)	(5,690)	(2,700)

Change in Class I Shares	249	706	(503)	3,646

Class R2
Issued	348	1,658	74	35
Reinvested	36	7	2	1
Redeemed	(455)	(418)	(73)	(35)

Change in Class R2 Shares	(71)	1,247	3	1

Class R5
Issued	—	—	45	30
Reinvested	—	—	47	19
Redeemed	—	—	(1,108)	(26)

Change in Class R5 Shares	—	—	(1,016)	23

Class R6
Issued	5,671	37,675	27,715	61,155
Reinvested	4,558	2,771	9,522	3,289
Redeemed	(91,586)	(8,343)	(137,801)	(18,321)

Change in Class R6 Shares	(81,357)	32,103	(100,564)	46,123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund
	Period Ended October 31, 2019 (a)	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$321	$51,799	$49,806
Distributions reinvested	—	6,196	6,000
Cost of shares redeemed	—	(62,547)	(125,460)

Change in net assets resulting from Class A capital transactions	$321	$(4,552)	$(69,654)

Class C
Proceeds from shares issued	$118	$—	$—

Change in net assets resulting from Class C capital transactions	$118	$—	$—

Class I
Proceeds from shares issued	$57,561	$82,525	$296,315
Distributions reinvested	—	5,050	22,644
Cost of shares redeemed	(3)	(66,489)	(4,846,022)

Change in net assets resulting from Class I capital transactions	$57,558	$21,086	$(4,527,063)

Class R5
Proceeds from shares issued	$20	$—	$—

Change in net assets resulting from Class R5 capital transactions	$20	$—	$—

Class R6 (b)
Proceeds from shares issued	$20	$567,656	$6,049,894
Distributions reinvested	—	149,727	79,541
Cost of shares redeemed	—	(912,718)	(1,298,837)

Change in net assets resulting from Class R6 capital transactions	$20	$(195,335)	$4,830,598

Total change in net assets resulting from capital transactions	$58,037	$(178,801)	$233,881

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund
	Period Ended October 31, 2019 (a)		Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	21		3,097	2,675
Reinvested	—		402	321
Redeemed	—		(3,722)	(6,773)

Change in Class A Shares	21		(223)	(3,777)

Class C
Issued	8		—	—

Change in Class C Shares	8		—	—

Class I
Issued	3,829		4,837	15,589
Reinvested	—		324	1,199
Redeemed	—	(b)	(3,915)	(258,407)

Change in Class I Shares	3,829		1,246	(241,619)

Class R5
Issued	1		—	—

Change in Class R5 Shares	1		—	—

Class R6 (c)
Issued	1		32,819	321,785
Reinvested	—		9,647	4,222
Redeemed	—		(53,561)	(69,932)

Change in Class R6 Shares	1		(11,095)	256,075

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,607	$70,900	$27,178	$59,408
Distributions reinvested	1,609	450	7,349	6,704
Cost of shares redeemed	(32,948)	(40,013)	(90,605)	(101,490)

Change in net assets resulting from Class A capital transactions	$16,268	$31,337	$(56,078)	$(35,378)

Class C
Proceeds from shares issued	$2,738	$20,087	$419	$2,122
Distributions reinvested	294	85	378	287
Cost of shares redeemed	(10,067)	(7,910)	(5,138)	(7,191)

Change in net assets resulting from Class C capital transactions	$(7,035)	$12,262	$(4,341)	$(4,782)

Class I
Proceeds from shares issued	$86,285	$234,151	$8,440	$38,003
Distributions reinvested	3,656	1,282	2,109	3,381
Cost of shares redeemed	(125,224)	(139,690)	(29,305)	(109,004)

Change in net assets resulting from Class I capital transactions	$(35,283)	$95,743	$(18,756)	$(67,620)

Class L
Proceeds from shares issued	$—	$—	$2,046	$6,316
Distributions reinvested	—	—	762	1,069
Cost of shares redeemed	—	—	(42,881)	(122,248)

Change in net assets resulting from Class L capital transactions	$—	$—	$(40,073)	$(114,863)

Class R2
Proceeds from shares issued	$494	$887	$312	$224
Distributions reinvested	15	2	15	9
Cost of shares redeemed	(377)	(88)	(590)	(420)

Change in net assets resulting from Class R2 capital transactions	$132	$801	$(263)	$(187)

Class R5
Proceeds from shares issued	$603	$5,082	$16	$16
Distributions reinvested	72	1	3	2
Cost of shares redeemed	(1,414)	(952)	— (a)	— (a)

Change in net assets resulting from Class R5 capital transactions	$(739)	$4,131	$19	$18

Class R6
Proceeds from shares issued	$2,126,631	$67,300	$40,286	$59,355
Distributions reinvested	4,394	1,288	4,629	2,922
Cost of shares redeemed	(113,994)	(10,456)	(41,607)	(29,240)

Change in net assets resulting from Class R6 capital transactions	$2,017,031	$58,132	$3,308	$33,037

Total change in net assets resulting from capital transactions	$1,990,374	$202,406	$(116,184)	$(189,775)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,430	3,352	2,279	4,254
Reinvested	93	21	663	472
Redeemed	(1,724)	(1,953)	(7,568)	(7,447)

Change in Class A Shares	799	1,420	(4,626)	(2,721)

Class C
Issued	141	952	37	155
Reinvested	17	4	35	21
Redeemed	(527)	(398)	(449)	(531)

Change in Class C Shares	(369)	558	(377)	(355)

Class I
Issued	4,374	10,891	695	2,606
Reinvested	209	60	186	233
Redeemed	(6,516)	(6,860)	(2,449)	(7,550)

Change in Class I Shares	(1,933)	4,091	(1,568)	(4,711)

Class L
Issued	—	—	184	432
Reinvested	—	—	67	74
Redeemed	—	—	(3,624)	(8,567)

Change in Class L Shares	—	—	(3,373)	(8,061)

Class R2
Issued	25	42	27	16
Reinvested	1	— (a)	1	1
Redeemed	(19)	(4)	(52)	(31)

Change in Class R2 Shares	7	38	(24)	(14)

Class R5
Issued	30	223	2	1
Reinvested	4	— (a)	— (a)	— (a)
Redeemed	(71)	(46)	— (a)	— (a)

Change in Class R5 Shares	(37)	177	2	1

Class R6
Issued	102,465	3,197	3,351	4,227
Reinvested	252	61	412	203
Redeemed	(5,610)	(513)	(3,438)	(2,078)

Change in Class R6 Shares	97,107	2,745	325	2,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2019	$23.84	$0.19		$6.16	$6.35	$(0.12)
Year Ended October 31, 2018	27.58	0.14		(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09		5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)

Class C
Year Ended October 31, 2019	23.08	0.04		5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02		(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)

Class I
Year Ended October 31, 2019	24.45	0.27		6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24		(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)

Class L
Year Ended October 31, 2019	24.63	0.29		6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26		(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)

Class R2
Year Ended October 31, 2019	23.73	0.08		6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07		(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
Year Ended October 31, 2019	23.78	0.25		6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22		(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
Year Ended October 31, 2019	24.42	0.27		6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18		(3.91)	(3.73)	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Year Ended October 31, 2019	24.60	0.31		6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39		(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2019	24.60	0.31		6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29		(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$30.07	26.77%	$524,357	1.24%	0.69%		1.47%	34%
23.84	(13.44)	369,490	1.24	0.51		1.52	13
27.58	27.22	525,451	1.35	0.36		1.58	22
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35

29.07	26.12	56,830	1.74	0.15		1.98	34
23.08	(13.87)	43,612	1.74	0.06		2.02	13
26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35

30.79	27.04	1,725,882	0.99	0.94		1.21	34
24.45	(13.23)	773,142	0.99	0.84		1.26	13
28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35

31.03	27.20	926,781	0.89	1.00		1.06	34
24.63	(13.16)	475,997	0.89	0.91		1.11	13
28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35

29.78	26.35	145	1.54	0.31		2.26	34
23.73	(13.69)	95	1.54	0.26		2.04	13
27.57	4.43	21	1.60	(0.17)		1.80	22

29.96	26.67	2,151	1.29	0.90		1.49	34
23.78	(13.49)	341	1.29	0.81		1.59	13
27.59	4.51	21	1.35	0.08		1.55	22

30.68	26.98	1,300	1.04	0.94		1.23	34
24.42	(13.25)	26	1.04	0.63		1.62	13
28.28	4.55	21	1.10	0.33		1.30	22

30.96	27.19	41,872	0.89	1.08		1.08	34
24.60	(13.14)	1,672	0.89	1.37		1.11	13
28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

31.00	27.36	3,034,359	0.79	1.09		0.96	34
24.60	(13.08)	2,936,830	0.79	1.00		1.01	13
28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
January 30, 2019 (g) through October 31, 2019	$16.22	$0.31	$0.25	$0.56	$—

Class R6
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$16.78	3.45%	$5	0.44%	2.52%	0.70%	28%

16.80	12.60	2,090,569	0.34	2.90	0.46	28

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2019	$23.01	$0.61	$1.18	$1.79	$(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)

Class C
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)

Class I
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)

Class L
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)

Class R6
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.25	8.14%	$98,294	1.24%	2.67%	1.31%	83%
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167

21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167

24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167

25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167

24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Research Enhanced Index Fund
Class I
Year Ended October 31, 2019	$21.98	$0.45	$2.13	$2.58	$(0.58)	$(1.51)	$(2.09)
Year Ended October 31, 2018	22.16	0.43	(0.41)	0.02	(0.20)	—	(0.20)
Year Ended October 31, 2017	18.37	0.39	3.82	4.21	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)

Class R6
Year Ended October 31, 2019	21.76	0.47	2.10	2.57	(0.61)	(1.51)	(2.12)
November 1, 2017 (f) through October 31, 2018	22.19	0.47	(0.45)	0.02	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.47	13.38%	$354,659	0.34%	2.15%	0.55%	29%
21.98	0.09	438,715	0.34	1.88	0.55	45
22.16	23.29	8,663,460	0.34	1.93	0.55	33
18.37	0.91	6,907,246	0.34	2.19	0.55	35
18.56	1.51	7,415,218	0.33	2.06	0.56	44

22.21	13.50	3,875,493	0.25	2.24	0.30	29
21.76	0.03	5,408,261	0.25	2.07	0.30	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Year Ended October 31, 2019	$19.49	$0.52		$0.31	$0.83	$(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)

Class C
Year Ended October 31, 2019	19.70	0.43		0.31	0.74	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)

Class I
Year Ended October 31, 2019	20.30	0.60		0.29	0.89	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)

Class R2
Year Ended October 31, 2019	19.21	0.46		0.29	0.75	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)

Class R6
Year Ended October 31, 2019	20.00	0.64		0.28	0.92	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.90	4.51%	$156,230	0.96%	2.72%		1.20%	74%
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33

20.13	3.92	1,210	1.47	2.19		1.72	74
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33

20.71	4.70	67,146	0.71	3.02		0.94	74
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33

19.57	4.15	30,819	1.26	2.44		1.66	74
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33

20.40	4.94	1,555,944	0.52	3.27		0.69	74
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2019	$15.56	$0.33	$1.89	$2.22	$(0.33)	$(0.18)	$(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)
Year Ended October 31, 2015	15.25	0.23	(0.50)	(0.27)	(0.23)	—	(0.23)

Class C
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)
Year Ended October 31, 2015	14.52	0.15	(0.48)	(0.33)	(0.17)	—	(0.17)

Class I
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)
Year Ended October 31, 2015	15.45	0.29	(0.53)	(0.24)	(0.26)	—	(0.26)

Class R2
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)
Year Ended October 31, 2015	15.19	0.20	(0.51)	(0.31)	(0.19)	—	(0.19)

Class R5
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)
Year Ended October 31, 2015	15.46	0.29	(0.49)	(0.20)	(0.29)	—	(0.29)

Class R6
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)
Year Ended October 31, 2015	15.46	0.32	(0.52)	(0.20)	(0.29)	—	(0.29)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$17.27	14.93%	$328,312	0.95%	2.03%	1.22%	25%
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11
14.75	(1.89)	224,370	1.31	1.50	1.59	13

16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11
14.02	(2.36)	28,313	1.81	1.02	2.05	13

17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11
14.95	(1.66)	522,402	1.06	1.84	1.19	13

17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11
14.69	(2.14)	1,203	1.56	1.28	1.92	13

17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11
14.97	(1.42)	57,500	0.86	1.88	1.06	13

17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11
14.97	(1.37)	2,088,835	0.80	2.03	0.91	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations
JPMorgan International Hedged Equity Fund
Class A
March 15, 2019 (g) through October 31, 2019	$15.00	$0.19	$0.39	$0.58

Class C
March 15, 2019 (g) through October 31, 2019	15.00	0.16	0.37	0.53

Class I
March 15, 2019 (g) through October 31, 2019	15.00	0.32	0.29	0.61

Class R5
March 15, 2019 (g) through October 31, 2019	15.00	0.34	0.28	0.62

Class R6
March 15, 2019 (g) through October 31, 2019	15.00	0.35	0.28	0.63

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$15.58	3.87%	$330	0.85%	1.95%	1.31%	9%

15.53	3.53	119	1.35	1.73	1.92	9

15.61	4.07	59,751	0.60	3.38	1.19	9

15.62	4.13	21	0.45	3.59	1.03	9

15.63	4.20	21	0.35	3.69	0.93	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2019	$16.79	$0.51		$1.15	$1.66	$(0.52)	$—	$(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)

Class I
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)

Class R6
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.93	10.39%	$213,256	0.60%	3.00%		0.83%	22%
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39

18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39

18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Unconstrained Equity Fund
Class A
Year Ended October 31, 2019	$18.24	$0.26		$3.02	$3.28	$(0.37)	$—	$(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)	—	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(d)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(d)	0.39	0.48	(0.17)	(1.29)	(1.46)

Class C
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)	—	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(d)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(d)	0.39	0.37	(0.07)	(1.29)	(1.36)

Class I
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)	—	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(d)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(d)	0.38	0.53	(0.20)	(1.29)	(1.49)

Class R2
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)	—	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(d)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(d)	0.39	0.42	(0.11)	(1.29)	(1.40)

Class R5
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)	—	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(d)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(d)	0.39	0.55	(0.23)	(1.29)	(1.52)

Class R6
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)	—	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(d)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(d)	0.57	0.56	(0.24)	(1.29)	(1.53)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$21.15	18.41%	$114,629	1.00%	1.33%		1.32%	34%
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(d)	1.61	51
17.61	3.04	5,824	1.24	0.49	(d)	2.31	42

20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(d)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(d)	2.79	42

21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(d)	1.35	51
17.71	3.29	59,858	0.89	0.83	(d)	1.84	42

20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(d)	4.37	51
17.57	2.67	20	1.51	0.19	(d)	5.11	42

21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(d)	3.59	51
17.75	3.43	20	0.81	0.89	(d)	4.43	42

21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(d)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(d)	2.87	42

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2019	$12.44	$0.44		$(0.20)	$0.24	$(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)

Class C
Year Ended October 31, 2019	12.02	0.36		(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)

Class I
Year Ended October 31, 2019	12.76	0.48		(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)

Class L
Year Ended October 31, 2019	12.70	0.46		(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)

Class R2
Year Ended October 31, 2019	12.20	0.40		(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)

Class R5
Year Ended October 31, 2019	12.65	0.49		(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (g) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2019	12.67	0.51		(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.22	2.30%	$181,458	1.00%	3.69%		1.28%	61%
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74

11.81	1.82	9,358	1.50	3.15		1.80	61
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74

12.54	2.56	45,503	0.75	3.91		1.03	61
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74

12.47	2.69	30,256	0.65	3.81		0.87	61
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74

11.96	2.00	722	1.30	3.47		1.69	61
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74

12.40	2.64	88	0.65	4.08		0.87	61
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

12.43	2.83	125,887	0.55	4.22		0.77	61
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund(1)	Class I(2) and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6(3)	JPM I	Diversified
JPMorgan Global Research Enhanced Index Fund	Class I and Class R6(4)	JPM I	Diversified
JPMorgan International Advantage Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund(5)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6(4)	JPM II	Diversified
JPMorgan International Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	The JPMorgan Emerging Markets Research Enhanced Equity Fund commenced operations on December 11, 2018.
(2)	Class I commenced operations on January 30, 2019.
(3)	Class R6 Shares commenced operations on October 1, 2018.
(4)	Class R6 Shares commenced operations on November 1, 2017.
(5)	The JPMorgan International Hedged Equity Fund commenced operations on March 15, 2019.

Class L Shares of the JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) and JPMorgan International Value Fund (“International Value Fund”) are publicly offered on a limited basis.

As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) were publicly offered on a limited basis.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”), International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”) and International Value Fund is to seek to provide long-term capital appreciation.

The investment objective of Europe Dynamic Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$18,691	$—	$18,691
China	812,654	1,019,732	—	1,832,386
Hong Kong	—	479,122	—	479,122
Hungary	—	76,660	—	76,660
India	215,011	1,023,109	—	1,238,120
Indonesia	—	151,983	—	151,983
Macau	—	75,382	—	75,382
Portugal	—	88,997	—	88,997
Russia	33,911	162,972	—	196,883
South Africa	—	254,535	—	254,535
South Korea	—	299,553	—	299,553
Taiwan	323,436	101,898	—	425,334
Turkey	40,462	12,067	—	52,529
Other Common Stocks	984,525	—	—	984,525

Total Common Stocks	2,409,999	3,764,701	—	6,174,700

Short-Term Investments
Investment Companies	168,369	—	—	168,369
Investment of cash collateral from securities loaned	13,486	—	—	13,486

Total Investments in Securities	$2,591,854	$3,764,701	$—	$6,356,555

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$158,506	$510,547	$—	$669,053
Czech Republic	—	7,488	—	7,488
Greece	—	2,043	—	2,043
Hong Kong	1,858	13,212	—	15,070
Hungary	4,282	9,650	—	13,932
Indonesia	—	44,708	—	44,708
Malaysia	—	25,965	—	25,965
Philippines	—	10,519	—	10,519
Poland	—	22,992	—	22,992
Qatar	—	8,049	—	8,049
Russia	21,318	73,837	—	95,155
Saudi Arabia	2,923	40,269	—	43,192
Singapore	—	2,049	—	2,049
South Africa	3,522	84,371	—	87,893
South Korea	—	270,828	—	270,828
Taiwan	96,014	144,156	—	240,170
Thailand	21,064	26,187	—	47,251
Turkey	4,440	15,301	—	19,741
United Arab Emirates	—	2,173	—	2,173
United Kingdom	—	1,733	—	1,733
Other Common Stocks	254,612	—	—	254,612

Total Common Stocks	568,539	1,316,077	—	1,884,616

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Emerging Markets Research Enhanced Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Exchange-Traded Funds	$178,948	$—	$—	$178,948
Short-Term Investments
Investment Companies	22,226	—	—	22,226
Investment of cash collateral from securities loaned	2,216	—	—	2,216

Total Investments in Securities	$771,929	$1,316,077	$—	$2,088,006

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$12,666	$—	$12,666
Austria	—	3,723	—	3,723
Belgium	—	8,595	—	8,595
Finland	—	16,908	—	16,908
France	—	86,996	—	86,996
Germany	4,696	63,428	—	68,124
Italy	—	24,930	—	24,930
Netherlands	—	42,997	—	42,997
Norway	—	9,902	—	9,902
Russia	—	7,370	—	7,370
South Africa	—	6,688	—	6,688
Spain	—	14,164	—	14,164
Sweden	—	17,426	—	17,426
Switzerland	—	116,741	—	116,741
United Kingdom	8,085	89,701	—	97,786
Other Common Stocks	4,970	—	—	4,970

Total Common Stocks	17,751	522,235	—	539,986

Short-Term Investments
Investment Companies	130	—	—	130
Investment of cash collateral from securities loaned	286	—	—	286

Total Investments in Securities	$18,167	$522,235	$—	$540,402

Depreciation in Other Financial Instruments
Futures Contracts	$(12)	$—	$—	$(12)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$124,504	$—	$124,504
Austria	—	6,320	—	6,320
Belgium	—	10,328	—	10,328
China	1,612	2,747	—	4,359
Denmark	—	28,372	—	28,372
Finland	3,984	11,062	—	15,046
France	—	179,553	—	179,553
Germany	11,282	107,637	—	118,919
Hong Kong	—	46,847	—	46,847
Ireland	5,184	18,111	—	23,295
Italy	—	28,410	—	28,410
Japan	1,389	344,833	—	346,222
Macau	—	4,118	—	4,118
Netherlands	3,835	86,603	—	90,438
New Zealand	—	3,159	—	3,159
Norway	—	5,424	—	5,424
Singapore	—	20,766	—	20,766
Spain	—	32,511	—	32,511
Sweden	—	23,627	—	23,627
Switzerland	—	117,851	—	117,851
United Kingdom	12,981	188,568	—	201,549
United States	2,581,365	3,616	—	2,584,981
Other Common Stocks	149,793	—	—	149,793

Total Common Stocks	2,771,425	1,394,967	—	4,166,392

Investment of cash collateral from securities loaned	39,184	—	—	39,184

Total Investments in Securities	$2,810,609	$1,394,967	$—	4,205,576

Appreciation in Other Financial Instruments
Futures Contracts	$30	$—	$—	$30

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$154,275	$—	$154,275
Austria	—	16,417	—	16,417
Belgium	—	31,318	—	31,318
China	—	3,918	—	3,918
Denmark	3,437	15,245	—	18,682
Finland	—	19,779	—	19,779
France	3,331	145,235	—	148,566
Germany	21,968	124,602	—	146,570
Ghana	—	5,920	—	5,920
Hong Kong	—	16,755	—	16,755
India	—	1,589	—	1,589
Ireland	—	3,208	—	3,208
Israel	—	6,611	—	6,611
Italy	—	15,684	—	15,684
Japan	—	427,415	—	427,415
Netherlands	—	114,162	—	114,162
Norway	—	34,939	—	34,939
Russia	—	4,864	—	4,864
Singapore	—	31,386	—	31,386
South Africa	—	19,074	—	19,074
Spain	—	71,361	—	71,361
Sweden	—	19,787	—	19,787
Switzerland	—	204,172	—	204,172
United Kingdom	28,061	196,085	—	224,146

Total Common Stocks	56,797	1,683,801	—	1,740,598

Short-Term Investments
Investment Companies	42,366	—	—	42,366
Investment of cash collateral from securities loaned	1,971	—	—	1,971

Total Investments in Securities	$101,134	$1,683,801	$—	$1,784,935

Appreciation in Other Financial Instruments
Futures Contracts	$2,017	$—	$—	$2,017

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$56,700	$—	$56,700
Austria	—	13,853	—	13,853
Belgium	—	50,462	—	50,462
China	35,688	56,821	—	92,509
Denmark	—	51,841	—	51,841
France	—	449,774	—	449,774
Germany	28,689	210,822	—	239,511
Hong Kong	—	126,286	—	126,286
Japan	—	511,011	—	511,011
Macau	—	24,000	—	24,000
Netherlands	—	172,283	—	172,283
Singapore	—	39,309	—	39,309
South Korea	—	40,230	—	40,230
Spain	—	33,220	—	33,220
Sweden	—	69,612	—	69,612
Switzerland	—	354,196	—	354,196
United Kingdom	4,727	452,107	—	456,834
United States	—	37,404	—	37,404
Other Common Stocks	109,056	—	—	109,056

Total Common Stocks	178,160	2,749,931	—	2,928,091

Short-Term Investments
Investment Companies	49,197	—	—	49,197
Investment of cash collateral from securities loaned	52,519	—	—	52,519

Total Investments in Securities	$279,876	$2,749,931	$—	$3,029,807

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,966	$—	$2,966
Austria	—	374	—	374
Belgium	—	608	—	608
Denmark	—	1,063	—	1,063
Finland	—	381	—	381
France	367	7,855	—	8,222
Germany	888	4,394	—	5,282
Hong Kong	—	1,415	—	1,415
Ireland	356	124	—	480
Italy	—	1,544	—	1,544
Japan	—	14,106	—	14,106
Luxembourg	—	199	—	199
Netherlands	—	2,991	—	2,991
Norway	—	470	—	470
Singapore	—	568	—	568
Spain	—	1,944	—	1,944
Sweden	—	842	—	842
Switzerland	—	6,117	—	6,117
United Kingdom	261	8,887	—	9,148
United States	—	358	—	358

Total Common Stocks	1,872	57,206	—	59,078

Options Purchased	162	—	—	162
Short-Term Investments
Investment Companies	850	—	—	850

Total Investments in Securities	$2,884	$57,206	$—	$60,090

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(4)	$—	$(4)
Options Written
Call Options Written	(581)	—	—	(581)
Put Options Written	(11)	—	—	(11)

Total Depreciation in Other Financial Instruments	$(592)	$(4)	$—	$(596)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$233,477	$—	$233,477
Austria	—	29,404	—	29,404
Belgium	—	47,700	—	47,700
Denmark	—	83,587	—	83,587
Finland	—	29,903	—	29,903
France	28,849	617,060	—	645,909
Germany	69,682	346,059	—	415,741
Hong Kong	—	110,445	—	110,445
Ireland	27,988	9,914	—	37,902
Italy	—	121,449	—	121,449
Japan	—	1,107,070	—	1,107,070
Luxembourg	—	15,620	—	15,620
Malta	—	—	1	1
Netherlands	—	234,847	—	234,847
Norway	—	36,872	—	36,872
Singapore	—	44,360	—	44,360
Spain	—	152,868	—	152,868
Sweden	—	66,141	—	66,141
Switzerland	—	481,139	—	481,139
United Kingdom	20,450	698,655	—	719,105
United States	—	28,150	—	28,150

Total Common Stocks	146,969	4,494,720	1	4,641,690

Short-Term Investments
Investment Companies	154,151	—	—	154,151
Investment of cash collateral from securities loaned	106,266	—	—	106,266

Total Investments in Securities	$407,386	$4,494,720	$1	$4,902,107

Appreciation in Other Financial Instruments
Futures Contracts	$1,967	$—	$—	$1,967

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(410)	$—	$(410)

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$46,135	$—	$46,135
Austria	—	42,914	—	42,914
Belgium	—	24,287	—	24,287
China	69,896	156,227	—	226,123
Denmark	—	56,772	—	56,772
France	—	193,253	—	193,253
Germany	—	251,424	—	251,424
Hong Kong	—	139,363	—	139,363
Indonesia	—	49,003	—	49,003
Japan	—	193,011	—	193,011
Netherlands	—	138,039	—	138,039
Sweden	—	42,792	—	42,792
Switzerland	—	247,648	—	247,648
United Kingdom	—	474,012	—	474,012
United States	—	54,630	—	54,630
Other Common Stocks	380,909	—	—	380,909

Total Common Stocks	450,805	2,109,510	—	2,560,315

Short-Term Investments
Investment Companies	48,921	—	—	48,921
Investment of cash collateral from securities loaned	75,853	—	—	75,853

Total Investments in Securities	$575,579	$2,109,510	$—	$2,685,089

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,088		$—	$36,088
Austria	504	4,330		—	4,834
Belgium	530	4,050		—	4,580
China	—	1,199		—	1,199
Denmark	1,507	681		—	2,188
Finland	2,601	2,484		—	5,085
France	—	31,428		—	31,428
Georgia	—	482		—	482
Germany	2,169	29,303		—	31,472
Ghana	—	578		—	578
Hong Kong	—	8,022		—	8,022
India	—	441		—	441
Ireland	961	598		—	1,559
Israel	—	1,778		—	1,778
Italy	731	10,604		—	11,335
Japan	—	85,834		—	85,834
Malta	—	450		—	450
Netherlands	647	22,327		—	22,974
New Zealand	—	1,121		—	1,121
Norway	1,375	8,428		—	9,803
Portugal	—	405		—	405
Russia	—	662		—	662
Singapore	—	5,455		—	5,455
South Africa	—	2,331		—	2,331
Spain	—	10,493		—	10,493
Sweden	389	11,176		—	11,565
Switzerland	—	24,346		—	24,346
United Kingdom	8,676	59,819		—	68,495
United States	452	422		—	874
Other Common Stocks	783	—		—	783

Total Common Stocks	21,325	365,335		—	386,660

Rights	—	—	(a)	—	—	(a)
Short-Term Investments
Investment Companies	3,487	—		—	3,487
Investment of cash collateral from securities loaned	4,026	—		—	4,026

Total Investments in Securities	$28,838	$365,335		$—	$394,173

Appreciation in Other Financial Instruments
Futures Contracts	$50	$—		$—	$50

Depreciation in Other Financial Instruments
Futures Contracts	$(7)	$—		$—	$(7)

(a)	Amount rounds to less than one thousand.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in IM Shares of JPMorgan U.S. Government Money Market Fund and/or the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$13,200	$(13,200)	$—
Emerging Markets Research Enhanced Equity Fund	2,092	(2,092)	—
Europe Dynamic Fund	275	(275)	—
Global Research Enhanced Index Fund	37,095	(37,095)	—
International Advantage Fund	1,858	(1,858)	—
International Equity Fund	49,506	(49,506)	—
International Research Enhanced Equity Fund	99,554	(99,554)	—
International Unconstrained Equity Fund	70,848	(70,848)	—
International Value Fund	3,789	(3,789)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$7
Emerging Markets Research Enhanced Equity Fund	—	(a)
Europe Dynamic Fund	4
Global Research Enhanced Index Fund	7
International Advantage Fund	9
International Equity Fund	9
International Research Enhanced Equity Fund	13
International Unconstrained Equity Fund	3
International Value Fund	3

(a)	Amount rounds to less than one thousand.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not have any securities out on loan at October 31, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Markets Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$1,291,368	$1,123,019	$3		$17		$168,369	168,301	$1,368		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	327,000	319,000	1	*	—	(d)	8,001	8,001	616	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	188,694	183,209	—		—		5,485	5,485	191	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	58,479	728,130	786,609	—		—		—	—	551		—

Total	$58,479	$2,535,192	$2,411,837	$4		$17		$181,855		$2,726		$—

Emerging Markets Research Enhanced Equity Fund
For the period ended October 31, 2019
Security Description	Value at December 11, 2018 (c)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$1,047,506	$1,025,287	$3		$4		$22,226	22,217	$378		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	13,455	11,239	—		—		2,216	2,216	9	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	234,153	234,153	—		—		—	—	85		—

Total	$—	$1,295,114	$1,270,679	$3		$4		$24,442		$472		$—

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Europe Dynamic Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$158,446	$158,316	$—	(d)	$—	(d)	$130	130	$120		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	137,000	137,000	—		—		—	—	158	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	146,507	146,221	—		—		286	286	116	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	51,037	162,751	213,788	—		—		—	—	186		—

Total	$51,037	$604,704	$655,325	$—	(d)	$—	(d)	$416		$580		$—

Global Research Enhanced Index Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$458,029	$458,033	$4		$—		$—	—	$360		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	419,000	391,500	4	*	—	(d)	27,504	27,501	625	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	385,683	374,003	—		—		11,680	11,680	211	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	639,681	639,681	—		—		—	—	270		—

Total	$—	$1,902,393	$1,863,217	$8		$—	(d)	$39,184		$1,466		$—

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Advantage Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$554,637	$512,288	$10		$7		$42,366	42,349	$733		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	537,000	536,000	5	*	—	(d)	1,005	1,005	873	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	363,391	362,425	—		—		966	966	264	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	52,914	397,224	450,138	—		—		—	—	547		—

Total	$52,914	$1,852,252	$1,860,851	$15		$7		$44,337		$2,417		$—

International Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$777,161	$727,981	$8		$9		$49,197	49,177	$1,007		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	764,000	724,000	3	*	—		40,003	39,999	755	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	399,925	387,409	—		—		12,516	12,516	260	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	166,797	311,392	478,189	—		—		—	—	706		—

Total	$166,797	$2,252,478	$2,317,579	$11		$9		$101,716		$2,728		$—

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Hedged Equity Fund
For the period ended October 31, 2019
Security Description	Value at March 15, 2019 (e)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a) (b)	$—	$11,038	$10,188	$—	(d)	$—	$850	850	$19		$—

International Research Enhanced Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$948,493	$794,366	$6		$18	$154,151	154,809	$1,992		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	832,000	756,000	5	*	—	76,005	75,998	1,157	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	555,506	525,245	—		—	30,261	30,261	361	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	56,728	434,807	491,535	—		—	—	—	756		—

Total	$56,728	$2,770,806	$2,567,146	$11		$18	$260,417		$4,266		$—

International Unconstrained Equity Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$836,644	$787,732	$—	(d)	$9	$48,921	48,902	$410		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	150,000	95,000	—		—	55,000	54,995	63	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	132,839	111,986	—		—	20,853	20,853	99	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,995	88,014	90,009	—		—	—	—	58		—

Total	$1,995	$1,207,497	$1,084,727	$—	(d)	$9	$124,774		$630		$—

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

International Value Fund
For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$59,834	$56,348	$—	(d)	$1	$3,487	3,486	$100		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (a) (b)	—	17,000	15,000	—		—	2,000	2,000	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	81,513	79,487	—		—	2,026	2,026	94	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	51,039	51,039	—		—	—	—	69		—

Total	$—	$209,386	$201,874	$—	(d)	$1	$7,513		$292		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
(c)	Commencement of operations was December 11, 2018.
(d)	Amount rounds to less than one thousand.
(e)	Commencement of operations was March 15, 2019.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and options in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2019 (amounts in thousands, except number of contracts):

	International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	280	(a)
Average Number of Contracts Written	560	(a)
Ending Number of Contracts Purchased	309
Ending Number of Contracts Written	618

(a)	For the period March 15, 2019 through October 31, 2019.

(2). Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

	Emerging Markets Equity Fund		Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund		Global Research Enhanced Index Fund	International Advantage Fund	International Equity Fund		International Hedged Equity Fund		International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$70,560	(a)	$11,177	$7,718		$50,186	$57,014	$4,497,350	(b)	$1,231	(c)	$121,732	$2,533,321	(b)	$8,684	(d)
Average Notional Balance Short	—		—	7,291	(e)	—	—	—		—		—	2,274,798	(b)	—
Ending Notional Balance Long	—		—	—		42,338	42,829	—		914		124,725	—		4,094
Ending Notional Balance Short	—		—	7,291		—	—	—		—		—	—		—

(a)	For the period January 1, 2019 through January 31, 2019.
(b)	For the period September 1, 2019 through October 31, 2019.
(c)	For the period March 15, 2019 through October 31, 2019.
(d)	For the period January 1, 2019 through October 31, 2019.
(e)	For the period October 1, 2019 through October 31, 2019.

(3). Forward Foreign Currency Exchange Contracts — International Unconstrained Equity Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2019 (amounts in thousands):

	International Unconstrained Equity Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$54,509	(a)
Average Settlement Value Sold	26,478	(a)

(a)	For the period February 1, 2019 through February 28, 2019.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Europe Dynamic Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(12)

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$30

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Advantage Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,017

International Hedged Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Total
Equity contracts	Receivables	$162	$—	$162

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(592)	$(4)	$(596)

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,967

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(410)

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$50

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(7)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2019, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,644

Emerging Markets Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,136

Europe Dynamic Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$529

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(213)

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Global Research Enhanced Index Fund

	Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts		Futures Contracts
Equity contracts		$(894)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(898)

International Advantage Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,247)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,869

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(3,617)

International Hedged Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Total
Equity contracts	$(25)	$82	$57

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Total
Equity contracts	$(465)	$(4)	$(469)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$13,990

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,708

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$144	$—	$144
Foreign exchange contracts	—	(1,105)	(1,105)

	$144	$(1,105)	$(961)

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,233

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$43

The Funds’ derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 paid in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended October 31, 2019, total offering costs amortized were approximately $43,000 and $64,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended October 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$58		$7		$56		$14	$1	$—	(a)	$—	(a)	$7		$36		$179
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		—	(a)	n/a	n/a	n/a		n/a		n/a		2		2
Europe Dynamic Fund
Transfer agency fees	22		1		6		3	n/a	n/a		n/a		n/a		2		34
Global Research Enhanced Index Fund
Transfer agency fees	n/a		n/a		2		n/a	n/a	n/a		n/a		n/a		41		43
International Advantage Fund
Transfer agency fees	24		1		2		n/a	69	n/a		n/a		n/a		21		117
International Equity Fund
Transfer agency fees	46		4		7		n/a	2	n/a		n/a		1		27		87
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	2		n/a	n/a	n/a		n/a		—	(a)	—	(a)	2
International Research Enhanced Equity Fund
Transfer agency fees	57		n/a		4		n/a	n/a	n/a		n/a		n/a		34		95
International Unconstrained Equity Fund
Transfer agency fees	10		4		16		n/a	2	n/a		n/a		4		1		37
International Value Fund
Transfer agency fees	18		3		4		1	2	n/a		n/a		—	(a)	—	(a)	28

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—		$(2,770)	$2,770
Emerging Markets Research Enhanced Equity Fund	—		(549)	549
Europe Dynamic Fund	—		(91)	91
Global Research Enhanced Index Fund	59,296		2,304	(61,600)
International Advantage Fund	—		5,017	(5,017)
International Equity Fund	—		(883)	883
International Hedged Equity Fund	—	(a)	14	(14)
International Research Enhanced Equity Fund	—	(a)	1,022	(1,022)
International Unconstrained Equity Fund	—		183	(183)
International Value Fund	—		237	(237)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies (“PFICs”) and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68	%(1)
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60	( [2] )
Global Research Enhanced Index Fund	0.20
International Advantage Fund	0.50	( [3] )
International Equity Fund	0.50	( [4] )
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.60	( [5] )
International Value Fund	0.55	( [3] )

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s respective average daily net assets.
(2)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s respective average daily net assets.
(3)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of each Fund’s respective average daily net assets.
(4)

Prior to March 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.70%. Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s respective average daily net assets.

(5)

Prior to March 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.70%. Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$83		$1
Europe Dynamic Fund	2		—
International Advantage Fund	2		—
International Equity Fund	97		—
International Hedged Equity Fund	1		—
International Research Enhanced Equity Fund	—	(a)	—
International Unconstrained Equity Fund	44		1
International Value Fund	34		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
Global Research Enhanced Index Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%		0.95%		1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	(1)	n/a		n/a	n/a	n/a	n/a	0.35	(1)
Europe Dynamic Fund	1.24	1.74	0.99		n/a	(2)	n/a	n/a	n/a	n/a	n/a	(3)
Global Research Enhanced Index Fund	n/a	n/a	0.34		n/a		n/a	n/a	n/a	n/a	0.25
International Advantage Fund(4)	0.95	1.45	0.70		n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70		n/a		1.25	n/a	n/a	0.60	0.50
International Hedged Equity Fund(5)	0.85	1.35	0.60		n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35		n/a		n/a	n/a	n/a	n/a	0.25
International Unconstrained Equity Fund	1.00	1.50	0.75		n/a		1.30	n/a	n/a	0.65	0.55
International Value Fund	1.00	1.50	0.75		n/a	(6)	1.30	n/a	n/a	0.65	0.55

(1)

The contractual expense percentages in the table above are in place until at least December 31, 2019. Effective December 19, 2019, the contractual expense percentages in the table above were extended and are in place until at least February 28, 2021.

(2)	Effective March 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2019, the contractual expense limitation was 1.00% for Class L Shares.
(3)	Effective October 1, 2019, the contractual expense limitation for Class R6 Shares expired. Prior to October 1, 2019, the contractual expense limitation was 0.84% for Class R6 Shares.
(4)	Prior to March 1, 2019, the contractual expense limitations were 1.00%, 1.50%, 0.75%, 1.30% and 0.55% for Class A, Class C, Class I, Class R2 and Class R6 Shares, respectively.
(5)

The contractual expense percentages in the table above are in place until at least January 31, 2020. Effective December 19, 2019, the contractual expense percentages in the table above were extended and are in place until at least February 28, 2021.

(6)	Effective March 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2019, the contractual expense limitation was 0.95% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2019 and are in place until February 29, 2020.

For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$5,898	$3,416	$946	$10,260	$36
Emerging Markets Research Enhanced Equity Fund	247	141	5	393	47
Europe Dynamic Fund	—	—	150	150	—
Global Research Enhanced Index Fund	1,391	926	610	2,927	—
International Advantage Fund	3,387	2,083	203	5,673	—
International Equity Fund	6,092	2,898	288	9,278	3
International Hedged Equity Fund	83	25	2	110	109
International Research Enhanced Equity Fund	1,466	978	610	3,054	—
International Unconstrained Equity Fund	1,083	460	180	1,723	1
International Value Fund	583	316	154	1,053	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2019 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$158
Emerging Markets Research Enhanced Equity Fund	17
Europe Dynamic Fund	32
Global Research Enhanced Index Fund	57
International Advantage Fund	118
International Equity Fund	169
International Hedged Equity Fund	2
International Research Enhanced Equity Fund	238
International Unconstrained Equity Fund	29
International Value Fund	14

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2019, Global Research Enhanced Index Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$2,272,301	$1,858,138
Emerging Markets Research Enhanced Equity Fund	2,156,547	131,715
Europe Dynamic Fund	474,065	657,040
Global Research Enhanced Index Fund	1,338,109	3,347,914
International Advantage Fund	2,280,936	3,862,461
International Equity Fund	1,003,517	2,650,774
International Hedged Equity Fund	62,168	4,632
International Research Enhanced Equity Fund	963,928	1,246,386
International Unconstrained Equity Fund	2,184,981	234,602
International Value Fund	250,793	367,626

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$4,627,320	$1,778,340	$49,105	$1,729,235
Emerging Markets Research Enhanced Equity Fund	2,049,376	72,213	33,583	38,630
Europe Dynamic Fund	497,631	54,386	11,627	42,759
Global Research Enhanced Index Fund	3,034,304	1,256,565	85,263	1,171,302
International Advantage Fund	1,619,466	210,993	43,507	167,486
International Equity Fund	2,276,533	805,120	51,845	753,275
International Hedged Equity Fund	58,043	3,747	2,296	1,451
International Research Enhanced Equity Fund	4,754,816	505,425	356,577	148,848
International Unconstrained Equity Fund	2,555,811	143,607	14,329	129,278
International Value Fund	400,355	23,303	29,442	(6,139)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, mark to market of futures contracts, mark to market of options contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$43,939	$—	$43,939
Emerging Markets Research Enhanced Equity Fund	26	—	26
Europe Dynamic Fund	16,938	—	16,938
Global Research Enhanced Index Fund	157,658	392,361	550,019
International Advantage Fund	88,005	—	88,005
International Equity Fund	107,522	48,172	155,694
International Research Enhanced Equity Fund	161,060	—	161,060
International Unconstrained Equity Fund	10,140	—	10,140
International Value Fund	18,314	—	18,314

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$22,140	$—	$22,140
Europe Dynamic Fund	15,655	—	15,655
Global Research Enhanced Index Fund	159,264	—	159,264
International Advantage Fund	67,328	—	67,328
International Equity Fund	66,772	—	66,772
International Research Enhanced Equity Fund	75,137	33,139	108,276
International Unconstrained Equity Fund	3,143	—	3,143
International Value Fund	18,225	—	18,225

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$52,211	$(124,268)	$1,709,824
Emerging Markets Research Enhanced Equity Fund	12,791	3,082	38,650
Europe Dynamic Fund	16,767	(114,081)	42,725
Global Research Enhanced Index Fund	85,164	301,927	1,171,164
International Advantage Fund	105,858	(277,463)	167,409
International Equity Fund	92,835	(57,757)	753,238
International Hedged Equity Fund	1,206	(450)	1,453
International Research Enhanced Equity Fund	142,376	(162,632)	148,779
International Unconstrained Equity Fund	8,733	(49,027)	129,275
International Value Fund	14,808	(46,060)	(6,202)

For the Funds, the cumulative timing differences primarily consist of foreign taxes, mark to market of futures contracts, mark to market of options contracts, investments in PFICs and wash sale loss deferrals.

As of October 31, 2019, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$7,673		$116,595
Europe Dynamic Fund	111,146		2,935
International Advantage Fund	222,918		54,545
International Equity Fund	38,501		19,256
International Hedged Equity Fund	153		297
International Research Enhanced Equity Fund	16,878		145,754
International Unconstrained Equity Fund	42,042	*	6,985	*
International Value Fund	38,435		7,625

During the year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$10,702

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381 - 384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The following Fund had borrowings outstanding from another fund at October 31, 2019 (amounts in thousands, except number of days outstanding):

	Borrowings Outstanding	Interest Rate Paid	Number of Days Outstanding	Interest Paid
Global Research Enhanced Index Fund	$3,663	2.29%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

Average borrowings from the Facility during the year ended October 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$23,479	3.01%	31	$63
Europe Dynamic Fund	21,938	2.94	4	7
Global Research Enhanced Index Fund	20,790	3.10	52	96
International Advantage Fund	35,705	2.89	7	20
International Equity Fund	64,779	3.19	6	34
International Value Fund	5,131	3.05	27	12

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Funds had no borrowings outstanding from the unsecured, uncommitted facility at October 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at October 31, 2019. Average borrowings from the Credit Facility during the year ended October 31, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$12,000	3.38%	1	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

As of October 31, 2019, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	2	27.0%
Emerging Markets Research Enhanced Equity Fund	4	60.1	—	—
Europe Dynamic Fund	4	58.8	1	12.1
Global Research Enhanced Index Fund	1	85.4	—	—
International Advantage Fund	5	65.5	—	—
International Equity Fund	3	52.7	1	11.8
International Hedged Equity Fund	1	86.4	1	10.7
International Research Enhanced Equity Fund	3	31.4	—	—
International Unconstrained Equity Fund	4	70.8	—	—
International Value Fund	—	—	1	66.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2019, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds and the SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Equity Fund	—%	14.5%	—%
Emerging Markets Research Enhanced Equity Fund	10.5	66.3	20.0
Europe Dynamic Fund	47.1	—	—
International Advantage Fund	—	84.6	—
International Equity Fund	—	57.5	—
International Research Enhanced Equity Fund	15.2	64.7	—
International Unconstrained Equity Fund	—	78.0	—

As of October 31, 2019, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	China	France	Germany	India	Japan
Emerging Markets Equity Fund	28.9%	—%	—%	19.5%	—%
Emerging Markets Research Enhanced Equity Fund	32.1	—	—	—	—
Europe Dynamic Fund	—	16.1	12.6%	—	—
International Advantage Fund	—	—	—	—	24.0
International Equity Fund	—	15.1	—	—	17.2
International Hedged Equity Fund	—	13.7	—	—	23.5
International Research Enhanced Equity Fund	—	13.5	—	—	23.1
International Value Fund	—	—	—	—	22.0

	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Markets Research Enhanced Equity Fund	13.0%	—%	11.5%	—%
Europe Dynamic Fund	—	21.6	—	18.1
International Advantage Fund	—	11.5	—	12.6
International Equity Fund	—	11.9	—	15.3
International Hedged Equity Fund	—	10.2	—	15.2
International Research Enhanced Equity Fund	—	10.0	—	15.0
International Unconstrained Equity Fund	—	—	—	18.2
International Value Fund	—	—	—	17.6

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

As of October 31, 2019, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Hedged Equity Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan International Advantage Fund, JPMorgan International Equity Fund, JPMorgan International Unconstrained Equity Fund and JPMorgan International Value Fund (seven of the funds constituting JPMorgan Trust I) , JPMorgan International Research Enhanced Equity Fund (one of the funds constituting JPMorgan Trust II) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Emerging Markets Equity Fund (1)	JPMorgan International Equity Fund (1)
JPMorgan Emerging Markets Research Enhanced Equity Fund (2)	JPMorgan International Hedged Equity Fund (3)
JPMorgan Europe Dynamic Fund (1)	JPMorgan International Research Enhanced Equity Fund (1)
JPMorgan Global Research Enhanced Index Fund (1)	JPMorgan International Unconstrained Equity Fund (1)
JPMorgan International Advantage Fund (1)	JPMorgan International Value Fund (1)
(1) Statement of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years ended October 31, 2019.
(2) Statement of operations and statement of changes in net assets for the period December 11, 2018 (commencement of operations) through October 31, 2019.
(3) Statement of operations and statement of changes in net assets for the period March 15, 2019 (commencement of operations) through October 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019, and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,029.10	$6.34	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,026.10	8.89	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,030.10	5.07	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	1,030.60	4.56	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,027.30	7.87	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	1,028.50	6.60	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	1,029.90	5.32	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	1,030.60	4.56	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	1,031.30	4.04	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$990.60	$2.26	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	991.20	1.76	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,020.20	6.31	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,018.00	8.85	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,021.90	5.05	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	1,022.00	4.48	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R6
Actual	1,000.00	1,023.00	3.98	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

JPMorgan Global Research Enhanced Index Fund
Class I
Actual	1,000.00	1,034.10	1.74	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R6
Actual	1,000.00	1,035.00	1.28	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

JPMorgan International Advantage Fund
Class A
Actual	1,000.00	1,008.10	4.81	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,005.00	7.33	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,008.80	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,006.20	6.32	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R6
Actual	1,000.00	1,009.90	2.53	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,038.40	4.88	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,035.50	7.44	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Equity Fund (continued)
Class I
Actual	$1,000.00	$1,039.60	$3.60	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,036.80	6.42	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	1,040.10	3.09	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	1,040.70	2.57	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,023.70	4.28	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	1,021.00	6.88	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,025.00	3.06	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,025.60	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,026.30	1.79	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan International Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,026.30	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class I
Actual	1,000.00	1,027.70	1.74	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class R6
Actual	1,000.00	1,028.40	1.23	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

JPMorgan International Unconstrained Equity Fund
Class A
Actual	1,000.00	1,028.20	5.11	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,025.10	7.66	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	1,029.30	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,026.40	6.64	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Unconstrained Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,029.80	$3.33	0.65%
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	1,030.30	2.81	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

JPMorgan International Value Fund
Class A
Actual	1,000.00	991.90	5.02	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	989.10	7.52	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I
Actual	1,000.00	992.90	3.77	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class L
Actual	1,000.00	993.60	3.27	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R2
Actual	1,000.00	990.10	6.52	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R5
Actual	1,000.00	993.60	3.27	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	994.40	2.76	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for the Emerging Markets Equity Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Equity Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, and International Value Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Unconstrained Equity Fund and International Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the third, first and second quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, first and first quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. Trustees noted that the performance for Class R6 shares was in the third and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the fourth, third and second quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that based upon the Universe, the Global Research Enhanced Index Fund’s performance for Class I

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

shares was in the second, third and first quintiles for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was satisfactory.

The Trustees noted that the International Advantage Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group, and in the fifth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2018, and in the fifth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively, for both the one- and three-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regularly scheduled meetings over the course of the next year.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the fourth, second and fourth quintiles based upon the Peer Group, and in the fifth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Class I shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the fifth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively , and in the fifth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the International Unconstrained Equity Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the fourth, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the International Value Fund’s performance for Class A shares was in the fifth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the fourth, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018,

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for Class A shares were in the third and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for both Class I and Class R6 shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for the Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee and total actual expenses for Class A, Class I and Class R6 shares were in the first quintile based upon the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2019:

Dividends Received Deduction
JPMorgan Emerging Markets Equity Fund	1.80%
JPMorgan Emerging Markets Research Enhanced Equity Fund	1.46
JPMorgan Global Research Enhanced Index Fund	32.13

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Global Research Enhanced Index Fund	$451,912
JPMorgan International Equity Fund	48,172

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$52,198
JPMorgan Emerging Markets Research Enhanced Equity Fund	1,090
JPMorgan Europe Dynamic Fund	18,083
JPMorgan Global Research Enhanced Index Fund	103,134
JPMorgan International Advantage Fund	95,074
JPMorgan International Equity Fund	108,080
JPMorgan International Hedged Equity Fund	131
JPMorgan International Research Enhanced Equity Fund	137,047
JPMorgan International Unconstrained Equity Fund	9,960
JPMorgan International Value Fund	16,541

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2019, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
JPMorgan Emerging Markets Equity Fund	$109,184	$8,259
JPMorgan Emerging Markets Research Enhanced Equity Fund	12,820	1,064
JPMorgan Europe Dynamic Fund	23,802	1,145
JPMorgan International Advantage Fund	129,942	7,069
JPMorgan International Equity Fund	132,647	7,654
JPMorgan International Hedged Equity Fund	1,431	131
JPMorgan International Research Enhanced Equity Fund	172,142	10,421
JPMorgan International Unconstrained Equity Fund	13,916	856
JPMorgan International Value Fund	20,833	200

OCTOBER 31, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-INTEQ-1019

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2019

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

U.S. equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over the U.K.’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33% and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 8.12%.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.45%
S&P 500 Index	14.33%

Net Assets as of 10/31/2019 (In Thousands)	$1,274,490

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2019. The Fund’s overweight position in the financial services sector and its security selection in the industrial cyclical sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and the big banks & brokers sector was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Broadcom Ltd. and Microsoft Corp. and its underweight position in Johnson & Johnson. Shares of Broadcom, a semiconductor manufacturer, rose amid investor expectations that the company will gain from the coming development of fifth generation or 5G networks. Shares of Microsoft, a software and technology services company, rose after the company won a $10 billion cloud computing contract from the U.S. Department of Defense. Shares of Johnson & Johnson, a consumer products maker not held in the Fund, fell after the company recalled certain baby powder products over concerns that the product included trace amounts of asbestos.

Leading individual detractors from the Fund’s relative performance included its overweight positions in EOG Resources Inc. and Pfizer Inc. and its underweight position in Procter & Gamble Co. Shares of EOG Resources, an oil and gas exploration and production company, rose amid a cutback in petroleum output from Saudi Arabia following a September 2019 drone strike that damaged Saudi oil processing facilities. Shares of Pfizer, a pharmaceutical company, fell along with the broader health care sector amid investor uncertainty over U.S. government policy regarding drug prices and health insurance. Shares of Procter & Gamble, a consumer products maker not held in the Fund, rose after the company reported strong sales growth and said it was well-positioned should U.S. consumer spending weaken.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.1%
2.	Amazon.com, Inc.	4.9
3.	Apple, Inc.	4.5
4.	Broadcom, Inc.	3.7
5.	Honeywell International, Inc.	3.6
6.	UnitedHealth Group, Inc.	3.5
7.	Alphabet, Inc., Class C	3.3
8.	Alphabet, Inc., Class A	3.1
9.	Mastercard, Inc., Class A	3.1
10.	Home Depot, Inc. (The)	2.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.8%
Health Care	14.0
Communication Services	12.1
Industrials	11.8
Consumer Discretionary	11.0
Financials	10.5
Consumer Staples	4.5
Energy	2.9
Utilities	2.3
Materials	2.0
Short-Term Investments	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge*		8.00%	7.08%	5.23%	8.96%	7.72%	6.83%	12.40%	11.65%	10.22%
Without Sales Charge		13.99	13.02	8.81	10.15	8.89	7.80	13.00	12.25	10.76
CLASS C SHARES	March 22, 2011
With CDSC**		12.42	11.56	7.82	9.60	8.44	7.37	12.52	11.85	10.36
Without CDSC		13.42	12.56	8.41	9.60	8.44	7.37	12.52	11.85	10.36
CLASS I SHARES	January 30, 1997	14.45	13.39	9.13	10.62	9.26	8.16	13.42	12.59	11.11
CLASS R6 SHARES	October 1, 2018	14.55	13.47	9.21	10.65	9.28	8.18	13.43	12.60	11.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A, Class C and Class R6 Shares would have been different than those shown because Class A, Class C and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.38%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	8.12%
Tax Aware Real Return Composite Benchmark**	4.84%

Net Assets as of 10/31/2019 (In Thousands)	$748,834

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return and underperformed both the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Tax Aware Real Return Composite Benchmark for the twelve months ended October 31, 2019.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, detracted from absolute performance and performance relative to the Benchmark. During the reporting period, Bloomberg Barclays inflation swap indexes generally fell amid increased volatility in global petroleum prices.

Relative to the Benchmark, the Fund’s underweight allocations to bonds rated single-A and BBB detracted from performance as lower quality bonds generally outperformed higher quality bonds during the reporting period. The Fund’s overweight allocations to the leasing, special tax and water & sewer sectors were leading positive contributors to relative performance as they outperformed the broader municipal bond market largely due to their longer duration. Generally, bonds with longer duration experience a larger increase in price compared with shorter duration bonds as interest rates fall.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers decreased the hedge ratio to 92% from 96%.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

PORTFOLIO COMPOSITION****
Municipal Bonds	98.7%
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge*		(0.75)%	(0.76)%	0.53%	0.19%	0.15%	0.68%	1.47%	1.45%	1.67%
Without Sales Charge		3.14	3.13	2.87	0.96	0.92	1.27	1.86	1.83	1.98
CLASS C SHARES	August 31, 2005
With CDSC**		1.60	1.60	1.74	0.41	0.38	0.74	1.25	1.23	1.38
Without CDSC		2.60	2.60	2.33	0.41	0.38	0.74	1.25	1.23	1.38
CLASS I SHARES	August 31, 2005	3.38	3.38	3.11	1.21	1.16	1.52	2.12	2.09	2.24
CLASS R6 SHARES	August 16, 2013	3.49	3.48	3.22	1.31	1.30	1.66	2.18	2.18	2.32

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as returns after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.9%

Aerospace & Defense — 0.9%

Northrop Grumman Corp.	33	11,667

Banks — 4.8%

Bank of America Corp.	726	22,716

Citigroup, Inc.	272	19,533

Wells Fargo & Co.	374	19,318

		61,567

Beverages — 3.4%

Coca-Cola Co. (The)	269	14,620

Constellation Brands, Inc., Class A	33	6,326

PepsiCo, Inc.	160	21,961

		42,907

Biotechnology — 1.6%

AbbVie, Inc.	119	9,466

Vertex Pharmaceuticals, Inc. *	55	10,728

		20,194

Building Products — 0.8%

Allegion plc	87	10,072

Capital Markets — 3.1%

Intercontinental Exchange, Inc.	234	22,100

Morgan Stanley	371	17,092

		39,192

Chemicals — 2.0%

Corteva, Inc.	73	1,928

DuPont de Nemours, Inc.	91	5,989

Linde plc (United Kingdom)	87	17,269

		25,186

Commercial Services & Supplies — 1.1%

Waste Connections, Inc.	158	14,562

Consumer Finance — 1.0%

American Express Co.	108	12,713

Electric Utilities — 1.7%

NextEra Energy, Inc.	90	21,431

Entertainment — 1.3%

Electronic Arts, Inc. *	48	4,637

Walt Disney Co. (The)	89	11,612

		16,249

Food Products — 1.2%

Mondelez International, Inc., Class A	281	14,731

Health Care Equipment & Supplies — 4.1%

Boston Scientific Corp. *	460	19,194

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Danaher Corp.	113	15,615

Zimmer Biomet Holdings, Inc.	131	18,089

		52,898

Health Care Providers & Services — 3.5%

UnitedHealth Group, Inc.	177	44,765

Hotels, Restaurants & Leisure — 0.8%

Yum! Brands, Inc.	96	9,715

Industrial Conglomerates — 3.6%

Honeywell International, Inc.	268	46,351

Insurance — 1.6%

Chubb Ltd.	131	19,975

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A *	31	38,999

Alphabet, Inc., Class C *	33	42,020

Facebook, Inc., Class A *	84	16,091

		97,110

Internet & Direct Marketing Retail — 4.9%

Amazon.com, Inc. *	35	62,823

IT Services — 10.2%

Automatic Data Processing, Inc.	66	10,633

Fidelity National Information Services, Inc.	106	13,951

Fiserv, Inc. *	191	20,273

Mastercard, Inc., Class A	141	38,972

PayPal Holdings, Inc. *	157	16,390

Visa, Inc., Class A	97	17,278

WEX, Inc. *	68	12,864

		130,361

Machinery — 1.4%

Stanley Black & Decker, Inc.	119	18,054

Media — 3.2%

Charter Communications, Inc., Class A *	40	18,777

Comcast Corp., Class A	483	21,670

		40,447

Multi-Utilities — 0.6%

NiSource, Inc.	287	8,048

Oil, Gas & Consumable Fuels — 2.9%

Diamondback Energy, Inc.	104	8,928

EOG Resources, Inc.	95	6,609

Marathon Petroleum Corp.	152	9,713

Pioneer Natural Resources Co.	94	11,552

		36,802

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 4.8%

Bristol-Myers Squibb Co.	148	8,462

Eli Lilly & Co.	130	14,799

Merck & Co., Inc.	193	16,743

Pfizer, Inc.	541	20,777

		60,781

Road & Rail — 3.9%

Norfolk Southern Corp.	118	21,504

Union Pacific Corp.	170	28,079

		49,583

Semiconductors & Semiconductor Equipment — 5.9%

Broadcom, Inc.	161	47,164

NVIDIA Corp.	29	5,830

Texas Instruments, Inc.	187	22,100

		75,094

Software — 8.1%

Microsoft Corp.	630	90,267

salesforce.com, Inc. *	87	13,543

		103,810

Specialty Retail — 5.4%

AutoZone, Inc. *	10	11,182

Home Depot, Inc. (The)	151	35,476

Lowe’s Cos., Inc.	195	21,742

		68,400

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 4.5%

Apple, Inc.	230	57,297

Total Common Stocks (Cost $558,580)		1,272,785

Short-Term Investments — 0.1%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (a) (b) (Cost $1,620)	1,619	1,620

Total Investments — 100.0% (Cost $560,200)		1,274,405
Other Assets Less Liabilities — 0.0% (c)		85

NET ASSETS — 100.0%		1,274,490

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
MUNICIPAL BONDS — 95.7% (a)

Alaska — 2.1%

Other Revenue — 2.1%

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project

Series 2016, Rev., 5.00%, 9/1/2024	15	18

Rev., 5.25%, 9/1/2029	13,490	16,039

		16,057

Total Alaska		16,057

Arizona — 0.2%

General Obligation — 0.0% (b)

Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018-B, GO, 5.00%, 7/1/2028	10	12

Other Revenue — 0.2%

City of San Luis Series A, Rev., AGM, 5.00%, 7/1/2025	50	59

Phoenix Civic Improvement Corp., Senior Lien Series 2011C, Rev., 5.00%, 7/1/2024	1,000	1,064

Town of Queen Creek, Excise Tax

Series 2016, Rev., 4.00%, 8/1/2026	25	29

Rev., 5.00%, 8/1/2029	10	12

		1,164

Transportation — 0.0% (b)

Pima County Regional Transportation Authority Series 2014, Rev., 5.00%, 6/1/2025	20	23

Utility — 0.0% (b)

Salt River Project Agricultural Improvement & Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	185	235

Total Arizona		1,434

Arkansas — 0.0% (b)

Other Revenue — 0.0% (b)

City of Springdale Public Facilities Board Hospital, Arkansas Children’s Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	12

California — 19.0%

Certificate of Participation/Lease — 0.0% (b)

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	88

Education — 0.6%

California Municipal Finance Authority, Lutheran University

Rev., 5.00%, 10/1/2029	225	283

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rev., 5.00%, 10/1/2030	225	280

Rev., 5.00%, 10/1/2031	225	279

California State University, Systemwide Series 2015A, Rev., 5.00%, 11/1/2024	3,000	3,578

		4,420

General Obligation — 5.1%

Briggs Elementary School District, Election of 2014 Series B, GO, 4.00%, 8/1/2030	5	6

Center Unified School District, Election of 1991 GO, NATL-RE, 0.00%, 8/1/2026	750	549

Lompoc Valley Medical Center GO, 5.00%, 8/1/2024	15	18

Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2039	145	159

Los Angeles Unified School District

Series B, GO, 5.00%, 7/1/2026	10,010	12,379

Series C, GO, 5.00%, 7/1/2026	9,000	10,526

San Diego Unified School District, Election of 1998 Series F-1, GO, AGM, 5.25%, 7/1/2028	1,000	1,303

State Center Community College District GO, 5.00%, 8/1/2024	1,000	1,108

State of California, Various Purpose GO, 5.00%, 8/1/2030	10,370	12,252

Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	6

		38,306

Hospital — 0.4%

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,135

California Municipal Finance Authority, Community Medical Centers Series 2017A, Rev., 5.00%, 2/1/2031	1,750	2,103

		3,238

Other Revenue — 0.8%

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2034	4,950	5,808

Turlock Irrigation District, First Priority Rev., 5.00%, 1/1/2022	10	11

		5,819

Prerefunded — 1.5%

California State Public Works Board, California State University Series H, Rev., 5.00%, 9/1/2023 (c)	8,700	9,988

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

City of Los Angeles, Department of Water and Power, Power System Series A, Rev., 5.00%, 1/1/2023 (c)	15	17

Contra Costa Community College District GO, 5.00%, 8/1/2021 (c)	1,000	1,068

		11,073

Transportation — 1.3%

California Infrastructure and Economic Development Bank Bay Area Toll Authority, Toll Bridge Rev., AGM, 5.00%, 7/1/2022 (c)	340	376

California Infrastructure and Economic Development Bank, Bay Area Toll Bridges, First Lien Rev., FGIC, 5.00%, 7/1/2025 (c)	2,315	2,819

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2025	395	481

Series A, Rev., 5.00%, 7/1/2026	225	274

San Joaquin County Transportation Authority, Measure K Sales Tax

Rev., 5.00%, 3/1/2029	2,285	2,867

Rev., 5.00%, 3/1/2030	2,000	2,495

		9,312

Utility — 8.7%

City of Los Angeles, Department of Water and Power, Power System

Series B, Rev., 5.00%, 7/1/2028	25,385	28,953

Series B, Rev., 5.00%, 7/1/2029	8,580	10,709

Series B, Rev., 5.00%, 7/1/2031	2,100	2,419

Series A, Rev., 5.00%, 7/1/2032	2,550	3,143

Series B, Rev., 5.00%, 7/1/2032	1,925	2,211

Series D, Rev., 5.00%, 7/1/2032	3,300	3,854

Series A, Rev., 5.00%, 7/1/2033	5,000	6,132

Series A, Rev., 5.00%, 7/1/2034	710	869

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	5,000	5,366

Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,555

		65,211

Water & Sewer — 0.6%

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, 0.00%, 9/1/2023	4,750	4,517

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

South Placer Wastewater Authority Rev., 5.00%, 11/1/2024	10	12

		4,529

Total California		141,996

Colorado — 1.3%

Certificate of Participation/Lease — 0.6%

Pueblo County School District No. 70 Series 2014, COP, 3.30%, 1/15/2027	15	15

State of Colorado, Building Excellent Schools Today Series 2018M, COP, 5.00%, 3/15/2029	3,150	3,982

		3,997

General Obligation — 0.4%

Douglas County School District No. Re-1 GO, 5.25%, 12/15/2025	2,345	2,896

Hospital — 0.3%

Denver Health and Hospital Authority, Healthcare

Series 2019-A, Rev., 4.00%, 12/1/2038	1,250	1,383

Series 2019-A, Rev., 4.00%, 12/1/2039	1,000	1,104

		2,487

Total Colorado		9,380

Connecticut — 1.4%

General Obligation — 1.2%

City of Greenwich GO, 5.00%, 6/1/2020	200	201

State of Connecticut Series E, GO, 5.00%, 8/15/2030	8,200	9,200

Town of Stafford GO, 3.00%, 8/1/2026	10	10

		9,411

Water & Sewer — 0.2%

South Central Connecticut Regional Water Authority, Water System Series A, Rev., NATL-RE, 5.25%, 8/1/2020	1,290	1,329

Total Connecticut		10,740

Delaware — 0.6%

General Obligation — 0.6%

County of New Castle Series 2012B, GO, 5.00%, 7/15/2021	20	21

State of Delaware

Series 2018A, GO, 5.00%, 2/1/2028	2,355	3,025

Series 2018A, GO, 5.00%, 2/1/2029	1,370	1,756

		4,802

Total Delaware		4,802

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 1.8%

General Obligation — 0.3%

District of Columbia

Series 2017A, GO, 5.00%, 6/1/2029	290	360

Series 2017A, GO, 5.00%, 6/1/2030	400	494

Series 2017A, GO, 5.00%, 6/1/2031	600	739

Series 2017A, GO, 5.00%, 6/1/2032	665	815

		2,408

Water & Sewer — 1.5%

District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien

Series 2012C, Rev., 5.00%, 10/1/2025	5,000	5,519

Series 2012C, Rev., 5.00%, 10/1/2029	5,000	5,514

		11,033

Total District of Columbia		13,441

Florida — 6.0%

General Obligation — 4.6%

Florida State Board of Education, Public Education Capital Outlay Series D, GO, 5.00%, 6/1/2025	32,375	34,314

Utility — 0.6%

JEA Electric System Subseries-B, Rev., 5.00%, 10/1/2033	4,000	4,813

Water & Sewer — 0.8%

Broward County, Florida Water and Sewer Utility Series 2015B, Rev., 5.00%, 10/1/2030	5,000	5,964

Total Florida		45,091

Georgia — 0.5%

General Obligation — 0.1%

Polk School District, Sales Tax

GO, 5.00%, 3/1/2024	175	203

GO, 5.00%, 3/1/2025	350	416

State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	155

		774

Water & Sewer — 0.4%

County of Fulton, Water & Sewerage Rev., 5.00%, 1/1/2023	2,700	2,819

Henry County, Water & Sewerage Authority Rev., 5.00%, 2/1/2029	125	135

		2,954

Total Georgia		3,728

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hawaii — 1.1%

General Obligation — 1.1%

State of Hawaii

Series FT, GO, 5.00%, 1/1/2026	4,000	4,873

Series FG, GO, 5.00%, 10/1/2028	2,500	3,068

		7,941

Total Hawaii		7,941

Illinois — 0.8%

General Obligation — 0.0% (b)

Du Page & Will Counties Community School District No. 204 Indian Prairie Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	154

Other Revenue — 0.0% (b)

City of Chicago, Motor Fuel Tax

Rev., 5.00%, 1/1/2020	75	75

Rev., 5.00%, 1/1/2022	105	110

		185

Transportation — 0.6%

Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,000	3,330

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	750	898

		4,228

Water & Sewer — 0.2%

City of Chicago, 2nd Lien Waterworks Project

Rev., 5.00%, 11/1/2022	400	438

Rev., 5.00%, 11/1/2029	1,000	1,136

		1,574

Total Illinois		6,141

Indiana — 1.6%

Education — 0.0% (b)

Lake Ridge School Building Corp., First Mortgage Rev., 4.00%, 7/15/2028	125	137

Other Revenue — 0.2%

Fort Wayne Redevelopment Authority, Harrison Square Project Rev., 5.00%, 2/1/2026	1,110	1,265

Prerefunded — 0.7%

Indiana Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 2/1/2022 (c)	5,000	5,441

Utility — 0.6%

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,527

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.1%

City of Evansville, Waterworks District Series 2014B, Rev., 5.00%, 1/1/2023	375	404

Total Indiana		11,774

Iowa — 0.0% (b)

Other Revenue — 0.0% (b)

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2032	20	24

Louisiana — 0.7%

General Obligation — 0.0% (b)

Terrebonne Parish Recreation District No. 5 GO, 5.00%, 3/1/2027	20	24

Hospital — 0.0% (b)

St. Tammany Parish Hospital Service District No. 1 Series 2018-A, Rev., 5.00%, 7/1/2032	15	18

Other Revenue — 0.5%

Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project Rev., 5.00%, 10/1/2032	3,000	3,425

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Rev., 5.00%, 10/1/2027	25	31

		3,456

Transportation — 0.0% (b)

State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	45

Utility — 0.2%

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2043	1,250	1,377

Lafayette Public Power Authority Rev., 5.00%, 11/1/2025	15	18

		1,395

Total Louisiana		4,938

Maryland — 1.4%

General Obligation — 1.4%

Baltimore County, Consolidated Public Improvement GO, 5.00%, 3/1/2032	7,090	8,895

County of Anne Arundel, Consolidated Water and Sewer GO, 5.00%, 10/1/2029	1,450	1,823

		10,718

Total Maryland		10,718

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 5.6%

Education — 1.1%

Massachusetts School Building Authority, Senior Dedicated Sales Tax Series B, Rev., 5.00%, 8/15/2030	7,420	8,153

General Obligation — 1.2%

Commonwealth of Massachusetts Series C, GO, AGM, 5.50%, 12/1/2022	200	226

Commonwealth of Massachusetts, Consolidated Loan of 2014 Series C, GO, 4.00%, 7/1/2031	5,000	5,341

Commonwealth of Massachusetts, Consolidated Loan of 2018 Series B, GO, 5.00%, 1/1/2027	3,000	3,740

		9,307

Transportation — 2.0%

Massachusetts Bay Transportation Authority

Series A, Rev., 5.25%, 7/1/2027	10,000	12,819

Series 2006-A, Rev., 5.25%, 7/1/2031	1,500	2,060

		14,879

Water & Sewer — 1.3%

Massachusetts Clean Water Trust (The) Series 20, Rev., 5.00%, 2/1/2036	8,280	9,691

Total Massachusetts		42,030

Michigan — 0.8%

Education — 0.3%

Eastern Michigan University, Board of Regents

Series 2017A, Rev., 5.00%, 3/1/2027	750	924

Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,199

		2,123

General Obligation — 0.3%

Avondale School District GO, Q-SBLF, 5.00%, 11/1/2027	15	18

Hastings Area School System, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2020	50	51

Huron Valley School District GO, Q-SBLF, 5.00%, 5/1/2024	2,000	2,109

Onekama Consolidated Schools GO, AGM, 4.00%, 5/1/2025	15	17

Watervliet Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2025	10	12

Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	11

		2,218

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.2%

State of Michigan, Trunk Line Fund Rev., 5.00%, 11/15/2028	1,240	1,333

Total Michigan		5,674

Minnesota — 1.8%

General Obligation — 0.4%

County of Hennepin Series 2016B, GO, 5.00%, 12/1/2027	2,135	2,651

Other Revenue — 1.4%

State of Minnesota, General Fund Refunding Appropriation Series 2012B, Rev., 5.00%, 3/1/2025	9,705	10,554

Total Minnesota		13,205

Missouri — 0.0% (b)

Prerefunded — 0.0% (b)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Rev., 5.00%, 1/1/2021 (c)	20	20

Utility — 0.0% (b)

City of Springfield, Public Utility Rev., 5.00%, 8/1/2022	100	110

Total Missouri		130

Montana — 0.0% (b)

General Obligation — 0.0% (b)

Silver Bow County School District No. 1 GO, 5.00%, 7/1/2029	5	6

Nebraska — 0.7%

Prerefunded — 0.7%

Omaha Public Power District, Electric System Series A, Rev., 4.00%, 2/1/2022 (c)	5,000	5,304

Nevada — 0.0% (b)

Other Revenue — 0.0% (b)

County of Clark, Nevada Improvement District No. 158 5.00%, 8/1/2034	10	12

New Jersey — 3.2%

Education — 1.5%

New Jersey Economic Development Authority, School Facilities Construction

Series XX, Rev., 5.00%, 6/15/2021	5,145	5,425

Series PP, Rev., 5.00%, 6/15/2029	5,000	5,603

		11,028

General Obligation — 0.4%

County of Morris GO, 3.00%, 2/1/2030	20	21

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

North Brunswick Township Board of Education GO, 5.00%, 7/15/2022	850	872

Township of Woodbridge

GO, 5.00%, 7/15/2022	1,100	1,128

GO, 5.00%, 7/15/2023	1,200	1,230

		3,251

Other Revenue — 0.5%

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,405

Transportation — 0.8%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2028	3,000	3,527

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.00%, 6/15/2036	2,500	2,704

		6,231

Water & Sewer — 0.0% (b)

Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation Series B, Rev., AGM, 0.00%, 12/1/2020	195	193

Total New Jersey		24,108

New Mexico — 0.0% (b)

Other Revenue — 0.0% (b)

State of New Mexico Severance Tax Permanent Fund Series 2018A, Rev., 5.00%, 7/1/2022	25	28

New York — 24.5%

Certificate of Participation/Lease — 0.1%

Rensselaer City School District Series 2016, COP, AGM, 5.00%, 6/1/2028	400	481

Education — 1.7%

Monroe County IDA, School Facility, Modernization Project Rev., 5.00%, 5/1/2030	2,100	2,615

New York State Dormitory Authority

Series 2018A, Rev., 5.00%, 10/1/2030	875	1,062

Series 2019-A, Rev., 5.00%, 3/15/2032	3,780	4,815

Series 2018A, Rev., 5.00%, 7/1/2038	3,500	4,358

Syracuse Industrial Development Agency, School District Series 2019-A, Rev., 4.00%, 5/1/2034	10	12

		12,862

General Obligation — 1.5%

City of New York, Fiscal Year 2013

Series D, GO, 5.00%, 8/1/2028	6,085	6,801

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series F, Subseries F-1, GO, 5.00%, 3/1/2030	4,055	4,539

City of New York, Fiscal Year 2018 GO, 5.00%, 8/1/2030	20	25

City of Rome, Public Improvement GO, 4.00%, 8/1/2020	5	5

Corning City School District Series 2016, GO, 5.00%, 6/15/2021	15	16

County of St Lawrence GO, AGM, 3.00%, 5/15/2034	10	10

County of Suffolk

Series B, GO, AGM, 4.00%, 10/15/2024	50	56

Series B, GO, AGM, 5.00%, 10/15/2026	25	31

Island Park Union Free School District Series 2019, GO, 4.00%, 7/15/2033	40	46

Village of Stewart Manor, Public Improvement

GO, 5.00%, 8/1/2026	20	25

GO, 4.00%, 8/1/2028	20	23

Wellsville Central School District GO, AGM, 5.00%, 6/15/2023	20	23

West Genesee Central School District Series 2013-A, GO, 3.00%, 6/15/2021	15	15

		11,615

Housing — 0.0% (b)

New York City Transitional Finance Authority Building Aid, Fiscal Year 2019 Subseries S-2A, Rev., 5.00%, 7/15/2032	40	50

Industrial Development Revenue/Pollution Control Revenue — 1.4%

New York Liberty Development Corp., World Trade Center Projects Class 1, Rev., 5.00%, 9/15/2030	9,475	10,297

Other Revenue — 5.7%

Hudson Yards Infrastructure Corp. Series A, Rev., 5.00%, 2/15/2033	1,500	1,821

New York City Transitional Finance Authority, Future Tax Secured Subseries F-1, Rev., 5.00%, 2/1/2031	10,000	11,158

New York Convention Center Development Corp., Subordinated Lien Series 2016B, Rev., AGM-CR, 0.00%, 11/15/2052	10,000	3,562

New York State Dormitory Authority, State Sales Tax

Series 2014A, Rev., 5.00%, 3/15/2028	3,000	3,469

Series 2014A, Rev., 5.00%, 3/15/2029	5,000	5,775

Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,144

Series 2014A, Rev., 5.00%, 3/15/2034	4,225	4,812

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue —continued

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2029	7,500	8,839

Series A, Rev., 5.00%, 10/15/2031	1,890	2,213

		42,793

Prerefunded — 3.2%

Metropolitan Transportation Authority Series 2011A, Rev., 5.00%, 11/15/2021 (c)	925	998

New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010 Series FF, Rev., 5.00%, 6/15/2020 (c)	6,335	6,488

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Series B, Rev., 5.00%, 11/1/2019 (c)	5	5

New York State Thruway Authority, Second General Highway and Bridge Trust Fund Series 2010-A, Rev., 5.00%, 4/1/2020 (c)	15	15

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2011A, Rev., 5.00%, 1/1/2022 (c)	15,000	16,257

		23,763

Special Tax — 4.4%

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2014C, Rev., 5.00%, 3/15/2031	7,250	8,353

Series 2014C, Rev., 5.00%, 3/15/2033	12,500	14,365

Series 2011C, Rev., 5.00%, 3/15/2041	3,500	3,661

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,845

		33,224

Transportation — 3.2%

Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017 Series A, Rev., 5.00%, 2/15/2034	40	49

Metropolitan Transportation Authority Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	6,002

New York State Thruway Authority

Series L, Rev., 5.00%, 1/1/2024	3,145	3,629

Series J, Rev., 5.00%, 1/1/2025	5	6

New York State Thruway Authority, Junior Lien Series 2016-A, Rev., 5.00%, 1/1/2025	25	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Port Authority of New York & New Jersey, Consolidated

Rev., 5.00%, 5/1/2034	2,965	3,019

Rev., 5.00%, 5/1/2035	2,000	2,036

Rev., 5.00%, 10/15/2041	6,500	7,655

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2012B, Rev., 5.00%, 11/15/2031	1,250	1,391

		23,817

Utility — 1.3%

Utility Debt Securitization Authority

Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,590

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,815

		9,405

Water & Sewer — 2.0%

New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,567

New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2026	2,750	3,403

Series 2017A, Rev., 5.00%, 6/15/2027	3,500	4,427

Series 2017A, Rev., 5.00%, 6/15/2028	3,000	3,792

		15,189

Total New York		183,496

North Carolina — 0.3%

Other Revenue — 0.2%

City of Sanford, Enterprise System

Rev., 5.00%, 6/1/2030	425	548

Rev., 5.00%, 6/1/2031	570	730

		1,278

Transportation — 0.1%

North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	844

Total North Carolina		2,122

Ohio — 1.2%

General Obligation — 0.0% (b)

City of Washington Court House, Various Purpose GO, 4.00%, 12/1/2020	15	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.7%

City of Columbus Series 2013-1, GO, 5.00%, 7/1/2023 (c)	4,750	5,400

Transportation — 0.2%

State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,298

Water & Sewer — 0.3%

Northeast Ohio Regional Sewer District, Wastewater Improvement

Rev., 5.00%, 11/15/2025	555	656

Rev., 5.00%, 11/15/2027	1,500	1,762

		2,418

Total Ohio		9,131

Oklahoma — 0.8%

Education — 0.2%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	276

Rev., 5.00%, 10/1/2023	180	205

Rev., 5.00%, 10/1/2025	500	597

Rev., 5.00%, 10/1/2026	500	609

		1,687

Transportation — 0.6%

Oklahoma Turnpike Authority, Turnpike System, Second Senior

Series 2011A, Rev., 5.00%, 1/1/2024	2,000	2,088

Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,370

		4,458

Total Oklahoma		6,145

Oregon — 0.9%

General Obligation — 0.4%

County of Marion GO, AMBAC, 5.50%, 6/1/2023	100	115

Linn & Benton Counties, School District No. 8J, Greater Albany

GO, 5.00%, 6/15/2030	500	621

GO, 5.00%, 6/15/2031	1,180	1,460

Washington Counties, Hillsboro School District No. 1J GO, 5.00%, 6/15/2027	570	717

		2,913

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.2%

Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.00%, 4/1/2027	1,500	1,688

Transportation — 0.0% (b)

Tri-County Metropolitan Transportation District of Oregon Series 2017-A, Rev., 5.00%, 10/1/2023	50	57

Water & Sewer — 0.3%

City of Portland, Second Lien Sewer System Series B, Rev., 4.00%, 10/1/2036	2,180	2,392

Total Oregon		7,050

Pennsylvania — 1.4%

Education — 0.3%

County of Montgomery Higher Education And Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	2,159

General Obligation — 0.0% (b)

County of Lancaster Series 2016-A, GO, 4.00%, 5/1/2026	15	17

Fairview School District Series A, GO, 4.00%, 2/1/2028	10	11

		28

Hospital — 0.6%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	350	425

Rev., 5.00%, 11/1/2028	450	543

Rev., 5.00%, 11/1/2029	150	179

Rev., 5.00%, 11/1/2030	150	178

Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., ((ICE LIBOR USD 3 Month * 0.67) + 0.78%, 15.00% Cap), 2.21%, 12/1/2024 (d)	2,645	2,663

		3,988

Other Revenue — 0.5%

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	500	575

Rev., 5.00%, 6/1/2025	630	743

Rev., 5.00%, 6/1/2026	380	458

Rev., 5.00%, 6/1/2027	500	614

Rev., 5.00%, 6/1/2028	880	1,095

Rev., 5.00%, 6/1/2029	380	473

		3,958

Total Pennsylvania		10,133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — 0.2%

Education — 0.1%

Rhode Island Health & Educational Building Corp., Brown University Series A, Rev., 5.00%, 9/1/2025	655	701

General Obligation — 0.1%

State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2024	1,000	1,145

Total Rhode Island		1,846

South Carolina — 0.2%

Certificate of Participation/Lease — 0.0% (b)

Spartanburg County Tourist Public Facilities Corp. COP, 4.00%, 4/1/2028	10	11

Water & Sewer — 0.2%

City of Charleston, Waterworks & Sewer System Rev., 5.00%, 1/1/2028	15	18

City of Columbia, Waterworks and Sewer System Rev., 5.00%, 2/1/2026	1,500	1,628

		1,646

Total South Carolina		1,657

Tennessee — 1.4%

General Obligation — 0.2%

City of Maryville Series 2017A, GO, 5.00%, 6/1/2026	1,245	1,527

Utility — 1.2%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (e)	8,000	8,894

Total Tennessee		10,421

Texas — 10.0%

Education — 0.8%

University of Texas System, Board of Regents, Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	6,173

General Obligation — 4.7%

Bexar County Hospital District GO, 4.00%, 2/15/2035	10	11

City of Austin, Public Improvement Series 2019, GO, 5.00%, 9/1/2033	2,000	2,561

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2030	4,000	4,584

City of Lubbock GO, 5.00%, 2/15/2025	3,150	3,631

City of San Antonio, General Improvement

GO, 5.00%, 8/1/2023	700	745

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 8/1/2024	3,500	3,728

GO, 5.00%, 8/1/2026	4,735	5,041

GO, 5.00%, 8/1/2027	2,735	2,911

County of El Paso GO, 5.00%, 2/15/2032	1,490	1,815

Crandall Independent School District

Series 2012A, GO, PSF-GTD, 0.00%, 8/15/2025	1,150	998

Series 2012A, GO, PSF-GTD, 0.00%, 8/15/2026	2,140	1,799

Series 2012A, GO, PSF-GTD, 0.00%, 8/15/2027	2,145	1,743

Judson Independent School District, School Building Series 2016, GO, PSF-GTD, 4.00%, 2/1/2041	4,000	4,415

San Jacinto College District Series 2011, GO, 5.00%, 2/15/2040	710	740

Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	217

		34,939

Other Revenue — 0.3%

Trinity River Authority, Walker-Calloway System

Rev., 5.00%, 2/1/2026	275	332

Rev., 5.00%, 2/1/2027	290	357

Rev., 5.00%, 2/1/2028	305	383

Rev., 5.00%, 2/1/2029	320	401

Rev., 5.00%, 2/1/2030	340	422

Rev., 5.00%, 2/1/2031	355	439

		2,334

Transportation — 2.0%

City of Houston, Airport System Subordinate Lien Series 2011B, Rev., 5.00%, 7/1/2026	3,000	3,185

Grand Parkway Transportation Corp. Series 2013B, Rev., 5.25%, 10/1/2051	7,660	8,592

North Texas Tollway Authority System, First Tier

Series 2017A, Rev., 5.00%, 1/1/2026	200	223

Series 2017A, Rev., 5.00%, 1/1/2027	550	663

Series 2017A, Rev., 5.00%, 1/1/2030	360	428

Series 2017A, Rev., 5.00%, 1/1/2035	600	718

North Texas Tollway Authority System, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	150	167

Series 2017B, Rev., 5.00%, 1/1/2027	300	361

Series 2017B, Rev., 5.00%, 1/1/2030	400	476

		14,813

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.5%

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2026	3,000	3,645

Water & Sewer — 1.7%

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	5,550	8,074

City of San Antonio, Water System, Junior Lien Series 2013E, Rev., 5.00%, 5/15/2024	1,250	1,412

Coastal Water Authority, City of Houston Projects Rev., 5.00%, 12/15/2023	3,315	3,453

		12,939

Total Texas		74,843

Utah — 0.2%

Prerefunded — 0.1%

Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (c)	250	289

Water & Sewer — 0.1%

Weber Basin Water Conservancy District

Series 2017B, Rev., 5.00%, 10/1/2030	250	310

Series 2017B, Rev., 5.00%, 10/1/2031	470	582

		892

Total Utah		1,181

Virginia — 1.9%

General Obligation — 0.7%

County of Arlington, Public Improvement GO, 5.00%, 8/15/2031	4,000	5,090

Prerefunded — 0.0% (b)

City of Richmond, Public Improvement Series 2010D, GO, 5.00%, 7/15/2020 (c)	205	210

Transportation — 1.2%

Hampton Roads Transportation Accountability Commission, Senior Lien Series 2018A, Rev., 5.00%, 7/1/2029	2,985	3,796

Virginia Commonwealth Transportation Board, Capital Projects Series 2017A, Rev., 5.00%, 5/15/2033	3,955	4,900

		8,696

Total Virginia		13,996

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — 2.1%

General Obligation — 0.3%

Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/1/2033	1,100	1,269

State of Washington Series R-2018C, GO, 5.00%, 8/1/2034	900	1,102

Yakima County, School District No. 7 GO, 5.50%, 12/1/2023	275	276

		2,647

Hospital — 0.9%

Washington Health Care Facilities Authority, Providence St. Joseph Health

Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,500

Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,837

Series 2018B, Rev., 5.00%, 10/1/2027	2,500	3,120

		6,457

Transportation — 0.7%

Port of Seattle, Intermediate Lien

Series 2015B, Rev., 5.00%, 3/1/2033	3,750	4,329

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,148

		5,477

Water & Sewer — 0.2%

City of Seattle, Washington Drainage and Wastewater Improvement Rev., 5.00%, 9/1/2026	1,325	1,439

Total Washington		16,020

Total Municipal Bonds (Cost $668,283)		716,755

INVESTMENTS	SHARES (000)
Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.10% (f) (g) (Cost $9,622)	9,622	9,622

Total Investments — 97.0% (Cost $677,905)		726,377
Other Assets Less Liabilities — 3.0%		22,457

NET ASSETS — 100.0%		748,834

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2019.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2019.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of October 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Over-the-Counter (“OTC”) Inflation-linked swap contracts outstanding as of October 31, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.32% at termination	Receive	Bank of America NA	7/31/2024		USD 11,000	(482)
CPI-U at termination	2.33% at termination	Receive	NatWest Markets	8/9/2024		USD 71,000	(3,142)
CPI-U at termination	2.44% at termination	Receive	Barclays Bank plc	5/15/2024	USD	18,000	(1,788)
CPI-U at termination	2.48% at termination	Receive	Citibank, NA	9/2/2024		USD 15,000	(1,602)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	2/21/2024		USD 40,000	(4,053)
CPI-U at termination	2.48% at termination	Receive	NatWest Markets	3/17/2024	USD	7,000	(714)

							(11,781)

Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.57% at termination	Receive	10/15/2024	USD	46,468	76

CPI-U at termination	1.61% at termination	Receive	10/15/2024	USD	29,835	(17)
CPI-U at termination	1.86% at termination	Receive	5/14/2022	USD	43,917	(328)
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	31,454	(501)
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	55,423	(892)
CPI-U at termination	1.93% at termination	Receive	10/29/2049	USD	20,159	(659)
CPI-U at termination	1.93% at termination	Receive	1/11/2024	USD	69,000	(1,243)
CPI-U at termination	1.97% at termination	Receive	3/18/2022	USD	61,891	(596)
CPI-U at termination	2.00% at termination	Receive	3/11/2025	USD	13,293	(265)
CPI-U at termination	2.01% at termination	Receive	3/18/2024	USD	49,585	(887)
CPI-U at termination	2.14% at termination	Receive	2/1/2049	USD	10,303	(1,091)
CPI-U at termination	2.21% at termination	Receive	11/9/2023	USD	11,000	(344)
CPI-U at termination	2.22% at termination	Receive	3/8/2049	USD	4,622	(605)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD	3,000	(130)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD	8,000	(350)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD	47,000	(1,727)

						(9,635)

						(9,559)

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total OTC swap contracts outstanding as of October 31, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities

OTC inflation-linked swaps outstanding	—	(11,781)

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at October 31, 2019 was 1.80%.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,272,785		$716,755
Investments in affiliates, at value	1,620		9,622
Restricted cash for OTC derivatives	—		10,760
Cash	2		—
Deposits at broker for centrally cleared swaps	—		15,819
Receivables:
Fund shares sold	920		2,190
Interest and dividends from non-affiliates	860		8,270
Dividends from affiliates	—	(a)	5

Total Assets	1,276,187		763,421

LIABILITIES:
Payables:
Due to custodian	—		788
Fund shares redeemed	1,074		749
Variation margin on centrally cleared swaps	—		829
Outstanding OTC swap contracts, at value	—		11,781
Accrued liabilities:
Investment advisory fees	358		185
Administration fees	72		23
Distribution fees	12		14
Service fees	61		37
Custodian and accounting fees	6		35
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	114		146

Total Liabilities	1,697		14,587

Net Assets	$1,274,490		$748,834

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$487,070	$842,272
Total distributable earnings (loss)	787,420	(93,438)

Total Net Assets	$1,274,490	$748,834

Net Assets:
Class A	$25,640	$39,846
Class C	11,345	8,353
Class I	586,825	384,626
Class R6	650,680	316,009

Total	$1,274,490	$748,834

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	696	4,308
Class C	312	906
Class I	15,838	41,496
Class R6	17,557	34,087

Net Asset Value (a):
Class A — Redemption price per share	$36.83	$9.25
Class C — Offering price per share (b)	36.42	9.23
Class I — Offering and redemption price per share	37.05	9.27
Class R6 — Offering and redemption price per share	37.06	9.27
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.87	$9.61

Cost of investments in non-affiliates	$558,580	$668,283
Cost of investments in affiliates	1,620	9,622

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$26,286
Interest income from affiliates	—	(a)	96
Dividend income from non-affiliates	20,523		—
Dividend income from affiliates	104		240

Total investment income	20,627		26,622

EXPENSES:
Investment advisory fees	4,436		3,011
Administration fees	964		656
Distribution fees:
Class A	63		86
Class C	85		103
Service fees:
Class A	63		86
Class C	28		34
Class I	1,728		971
Custodian and accounting fees	36		174
Interest expense to affiliates	—		4
Professional fees	82		105
Trustees’ and Chief Compliance Officer’s fees	30		29
Printing and mailing costs	131		49
Registration and filing fees	94		49
Transfer agency fees (See Note 2.G.)	23		8
Other	26		76

Total expenses	7,789		5,441

Less fees waived	(1,216)		(1,325)
Less expense reimbursements	(4)		—

Net expenses	6,569		4,116

Net investment income (loss)	14,058		22,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	88,126		10,272
Investments in affiliates	—	(a)	4
Swaps	—		(30,859)

Net realized gain (loss)	88,126		(20,583)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	66,019		27,433
Swaps	—		132

Change in net unrealized appreciation/depreciation	66,019		27,565

Net realized/unrealized gains (losses)	154,145		6,982

Change in net assets resulting from operations	$168,203		$29,488

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,058	$13,111	$22,506	$33,596
Net realized gain (loss)	88,126	41,045	(20,583)	(29,159)
Change in net unrealized appreciation/depreciation	66,019	11,892	27,565	(4,198)

Change in net assets resulting from operations	168,203	66,048	29,488	239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(899)	(1,582)	(838)	(1,075)
Class C	(362)	(623)	(260)	(453)
Class I	(43,309)	(97,554)	(10,392)	(10,240)
Class R6 (a)	(5,174)	—	(11,582)	(21,893)

Total distributions to shareholders	(49,744)	(99,759)	(23,072)	(33,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(245,851)	161,596	(309,257)	(434,345)

NET ASSETS:
Change in net assets	(127,392)	127,885	(302,841)	(467,767)
Beginning of period	1,401,882	1,273,997	1,051,675	1,519,442

End of period	$1,274,490	$1,401,882	$748,834	$1,051,675

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,356	$9,168	$19,087	$13,648
Distributions reinvested	898	1,579	811	1,055
Cost of shares redeemed	(8,379)	(4,668)	(13,239)	(37,279)

Change in net assets resulting from Class A capital transactions	$(2,125)	$6,079	$6,659	$(22,576)

Class C
Proceeds from shares issued	$1,868	$4,461	$1,028	$2,059
Distributions reinvested	362	623	199	343
Cost of shares redeemed	(4,064)	(1,457)	(11,318)	(10,055)

Change in net assets resulting from Class C capital transactions	$(1,834)	$3,627	$(10,091)	$(7,653)

Class I
Proceeds from shares issued	$104,970	$521,721	$152,860	$186,669
Distributions reinvested	42,748	96,506	7,702	7,619
Cost of shares redeemed	(932,134)	(466,357)	(189,974)	(94,876)

Change in net assets resulting from Class I capital transactions	$(784,416)	$151,870	$(29,412)	$99,412

Class R6 (a)
Proceeds from shares issued	$698,978	$20	$14,869	$507,822
Distributions reinvested	5,168	—	11,527	21,804
Cost of shares redeemed	(161,622)	—	(302,809)	(1,033,154)

Change in net assets resulting from Class R6 capital transactions	$542,524	$20	$(276,413)	$(503,528)

Total change in net assets resulting from capital transactions	$(245,851)	$161,596	$(309,257)	$(434,345)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

SHARE TRANSACTIONS:
Class A
Issued	159	267	2,056	1,453
Reinvested	28	47	88	113
Redeemed	(255)	(135)	(1,431)	(3,969)

Change in Class A Shares	(68)	179	713	(2,403)

Class C
Issued	54	128	112	220
Reinvested	12	19	21	37
Redeemed	(122)	(43)	(1,225)	(1,074)

Change in Class C Shares	(56)	104	(1,092)	(817)

Class I
Issued	3,100	15,116	16,503	19,848
Reinvested	1,324	2,888	830	812
Redeemed	(29,095)	(13,501)	(20,535)	(10,085)

Change in Class I Shares	(24,671)	4,503	(3,202)	10,575

Class R6 (a)
Issued	22,042	— (b)	1,596	53,787
Reinvested	146	—	1,244	2,323
Redeemed	(4,631)	—	(32,639)	(109,669)

Change in Class R6 Shares	17,557	— (b)	(29,799)	(53,559)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Tax Aware Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Year Ended October 31, 2019	$33.50	$0.23		$4.28	$4.51	$(0.25)	$(0.93)	$(1.18)
Year Ended October 31, 2018	34.41	0.17		1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17		6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)

Class C
Year Ended October 31, 2019	33.17	0.07		4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	—	(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)

Class I
Year Ended October 31, 2019	33.67	0.40		4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32		1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)

Class R6
Year Ended October 31, 2019	33.68	0.38		4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01		(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.83	13.99%	$25,640	0.96%	0.67%	0.98%	14%
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28
28.82	2.47	13,971	1.03	0.71	1.03	41
29.60	5.71	12,164	0.99	0.70	0.99	59

36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28
28.62	1.95	5,729	1.52	0.21	1.52	41
29.43	5.18	4,680	1.50	0.16	1.50	59

37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28
28.94	2.94	1,068,546	0.55	1.19	0.56	41
29.70	6.16	1,265,581	0.55	1.16	0.55	59

37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)
JPMorgan Tax Aware Real Return Fund
Class A
Year Ended October 31, 2019	$9.19	$0.22	$0.07	$0.29	$(0.23)	$9.25	3.14%
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)	9.19	(0.36)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)	9.46	1.12
Year Ended October 31, 2016	9.49	0.24	0.10	0.34	(0.24)	9.59	3.64
Year Ended October 31, 2015	10.01	0.25	(0.51)	(0.26)	(0.26)	9.49	(2.59)

Class C
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)	9.23	2.60
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)	9.17	(0.76)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)	9.43	0.50
Year Ended October 31, 2016	9.47	0.18	0.10	0.28	(0.18)	9.57	2.98
Year Ended October 31, 2015	9.98	0.19	(0.50)	(0.31)	(0.20)	9.47	(3.16)

Class I
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)	9.27	3.38
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)	9.21	(0.10)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)	9.48	1.35
Year Ended October 31, 2016	9.51	0.26	0.11	0.37	(0.27)	9.61	3.89
Year Ended October 31, 2015	10.03	0.27	(0.50)	(0.23)	(0.29)	9.51	(2.33)

Class R6
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)	9.27	3.49
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (d)	(0.27)	9.21	0.00 (e)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)	9.48	1.47
Year Ended October 31, 2016	9.51	0.27	0.11	0.38	(0.28)	9.61	3.99
Year Ended October 31, 2015	10.03	0.28	(0.50)	(0.22)	(0.30)	9.51	(2.24)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$39,846	0.76%	2.32%	0.99%	4%
33,051	0.74	2.47	0.98	30
56,720	0.73	2.47	0.97	20
47,268	0.75	2.50	0.98	7
56,660	0.75	2.58	0.97	18

8,353	1.26	1.85	1.48	4
18,315	1.24	1.97	1.48	30
26,545	1.23	1.98	1.49	20
33,016	1.40	1.85	1.50	7
42,843	1.40	1.93	1.49	18

384,626	0.51	2.58	0.73	4
411,760	0.49	2.72	0.73	30
323,320	0.48	2.74	0.65	20
1,144,534	0.50	2.75	0.57	7
1,302,381	0.50	2.83	0.56	18

316,009	0.41	2.70	0.48	4
588,549	0.39	2.82	0.48	30
1,112,857	0.38	2.75	0.47	20
197,981	0.40	2.84	0.46	7
183,464	0.40	2.93	0.45	18

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6(1)	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

(1)	Class R6 Shares commenced operations on October 1, 2018 for JPMorgan Tax Aware Equity Fund.

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,274,405	$—	$—	$1,274,405

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,622	$716,755	$—	$726,377

Appreciation in Other Financial Instruments
Swaps (c)	$—	$76	$—	$76

Depreciation in Other Financial Instruments
Swaps (c)	$—	$(21,416)	$—	$(21,416)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

(c)	All portfolio holdings designated as level 2 are disclosed individually on the SOI.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted by counterparty as of October 31, 2019 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Bank of America NA	Collateral Posted	$(482)	$280
Barclays Bank plc		(1,788)	1,650
Citibank, NA		(1,602)	1,610
Deutsche Bank AG		(4,053)	3,900
NatWest Markets		(3,856)	3,320

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2019 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$800,716
Ending Notional Balance — Pays Fixed Rate	666,950

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2019 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due To Counterparty (Not less than zero)
Bank of America NA	$482	$—	$(280)	$202
Barclays Bank plc	1,788	—	(1,650)	138
Citibank, NA	1,602	—	(1,602)	—
Deutsche Bank AG	4,053	—	(3,900)	153
NatWest Markets	3,856	—	(3,320)	536

	$11,781	$—	$(10,752)	$1,029

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

The Fund’s derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

D. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended October 31, 2019.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Tax Aware Equity Fund

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (a)(b)	$—	$119,325	$117,705	$—	(c)	$—	$1,620	1,619	$41	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	6,144	112,000	118,144	—		—	—	—	63	—

Total	$6,144	$231,325	$235,849	$—	(c)	$—	$1,620	—	$104	$—

Tax Aware Real Return Fund

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.10% (a)(b)	$25,260	$322,794	$338,436	$4		$—	$9,622	9,622	$240	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

(b)	The rate shown is the current yield as of October 31, 2019.
(c)	Amount rounds to less than one thousand.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each share class of the Funds for the year ended October 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$5	$—	(a)	$14	$4	$23
Tax Aware Real Return Fund
Transfer agency fees	1	—	(a)	4	3	8

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$11,506	$—	$(11,506)
Tax Aware Real Return Fund	(379)	255	124

The reclassifications for the Funds relate primarily to tax equalization.

J. Recent Accounting Pronouncements —In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and has determined that the amendments will have no effect on the Funds’ net assets or results of operations.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$4	$—
Tax Aware Real Return Fund	3	—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I	Class R6
Tax Aware Equity Fund	n/a	(1)	n/a	(1)	0.55%	0.44%
Tax Aware Real Return Fund	0.75%		1.25%		0.50	0.40

(1)

Effective March 1, 2019, the contractual expense limitation for Class A and Class C Shares expired. Prior to March 1, 2019, the contractual expense limitation was 1.05% and 1.55% for Class A and Class C Shares, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2019 and are in place until at least February 29, 2020.

For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$134	$89	$982	$1,205	$4
Tax Aware Real Return Fund	392	261	656	1,309	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2019 were as follows (amounts in thousands):

Tax Aware Equity Fund	$11
Tax Aware Real Return Fund	16

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$182,310	$458,310
Tax Aware Real Return Fund	30,540	347,284

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$564,098	$711,161	$854	$710,307
Tax Aware Real Return Fund	677,905	48,583	21,451	27,132

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$13,909	$—	$35,835	$49,744
Tax Aware Real Return Fund	3	23,069	—	23,072

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$12,960	$—	$86,799	$99,759
Tax Aware Real Return Fund	769	32,892	—	33,661

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$1,151	$76,026	$710,307
Tax Aware Real Return Fund	—	(120,504)	27,132

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2019, the following Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$120,504	$—

During the year ended October 31, 2019, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2019
Tax Aware Real Return Fund	$124

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2019.

The Trust along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at October 31, 2019. Average borrowings from the Credit Facility during the year ended October 31, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Real Return Fund	$14,000	3.38%	1	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owed more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	59.6%	1	25.7%
Tax Aware Real Return Fund	1	50.6	2	28.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019, and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,027.90	$4.91	0.96%
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class C
Actual	1,000.00	1,025.50	7.35	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,029.90	2.81	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,030.70	2.25	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,005.00	3.84	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class C
Actual	1,000.00	1,002.30	6.36	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class I
Actual	1,000.00	1,006.30	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Class R6
Actual	1,000.00	1,006.80	2.07	0.41
Hypothetical	1,000.00	1,023.14	2.09	0.41

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of the Tax Aware Real Return Fund, as compared to the Fund’s objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For the Tax Aware Real Return Fund, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the third, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for the Class I shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the second, second and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Aware Real Return Fund’s performance for Class A shares was in the fifth quintile for each of the one-, three-, and five-year periods ended December 31, 2018, based upon both the Peer Group and Universe. The Trustees noted that performance for Class I and Class R6 shares was in the fifth quintile based upon the Peer Group, and in the fifth, fourth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2019	J.P. MORGAN TAX AWARE FUNDS	53

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2019:

Dividends Received Deduction
JPMorgan Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Long-Term Capital Gain
JPMorgan Tax Aware Equity Fund	$47,341

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Tax Aware Equity Fund	$13,909

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2019 (amount in thousands):

Exempt Distributions Paid
JPMorgan Tax Aware Real Return Fund	$23,068

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-TA-1019

Annual Report

J.P. Morgan Funds

October 31, 2019

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over Britain’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

For the twelve months ended October 31, 2019, the S&P 500 returned 14.33%, the MSCI EAFE Index returned 11.63% and the MSCI Emerging Markets Index returned 12.29%. Within bond markets, the Bloomberg Barclays Emerging Markets Aggregate Index returned 12.73% and the Bloomberg Barclays U.S. Aggregate Index returned 11.51%.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.42%
MSCI World Index (net of foreign withholding taxes)	12.69%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	9.54%
Global Allocation Composite Benchmark	11.77%

Net Assets as of 10/31/2019 (In Thousands)	$3,674,813

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2019, the Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”), Bloomberg Barclays Global Aggregate Index (Unhedged USD) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index.

During the reporting period, the Fund’s allocation to bonds was a leading detractor from performance relative to the Benchmark, which is an equity index and holds no bonds. Relative to the Composite Benchmark, the Fund’s underweight allocation to equity detracted from performance, as global equity markets rallied in the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers added to positions in U.S. equity and emerging markets equity through the use of call options in response to a more neutral policy stance from the U.S. Federal Reserve, better-than-expected corporate earnings and easing U.S.-China trade tensions.

In fixed income assets, the portfolio managers also increased the Fund’s allocation to high yield bonds (also known as “junk bonds”) given their expectations for low but positive economic growth. The portfolio managers also took advantage of the strength of the U.S. consumer market by incrementally increasing their allocation to securitized credit.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	Canadian Treasury Bills, 1.13%, 4/2/2020 (Canada)	1.5%
2.	Canadian Treasury Bills, 1.13%, 4/30/2020 (Canada)	1.5
3.	Canadian Treasury Bills, 1.13%, 5/28/2020 (Canada)	1.5
4.	U.S. Treasury Notes, 2.00%, 1/31/2020	1.1
5.	Microsoft Corp.	1.0
6.	HDFC Bank Ltd. (India)	0.8
7.	Nestle SA (Registered) (Switzerland)	0.7
8.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.7
9.	Alphabet, Inc., Class C	0.7
10.	Amazon.com, Inc.	0.6

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Clorox Co. (The)	14.7%
2.	Hershey Co. (The)	12.4
3.	SPDR S&P 500 ETF Trust	12.1
4.	Molson Coors Brewing Co., Class B	8.7
5.	Harley-Davidson, Inc.	7.9
6.	Align Technology, Inc.	6.0
7.	Cummins, Inc.	6.0
8.	Host Hotels & Resorts, Inc.	5.9
9.	Mohawk Industries, Inc.	5.5
10.	General Electric Co.	5.1

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	49.8%
Corporate Bonds	12.6
Foreign Government Securities	9.7
Asset-Backed Securities	5.3
Commercial Mortgage-Backed Securities	4.7
Collateralized Mortgage Obligations	4.0
U.S. Treasury Obligations	1.3
Others (each less than 1.0%)	2.3
Short-Term Investments	10.3

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	87.9%
Exchange-Traded Fund	12.1

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge*		4.20%	4.04%	5.11%
Without Sales Charge		9.08	5.00	5.69
CLASS C SHARES	May 31, 2011
With CDSC**		7.60	4.50	5.16
Without CDSC		8.60	4.50	5.16
CLASS I SHARES	May 31, 2011	9.42	5.27	5.96
CLASS R2 SHARES	May 31, 2011	8.69	4.71	5.40
CLASS R3 SHARES	October 1, 2018	8.97	4.97	5.67
CLASS R4 SHARES	October 1, 2018	9.20	5.23	5.93
CLASS R5 SHARES	October 1, 2018	9.39	5.28	5.96
CLASS R6 SHARES	November 1, 2017	9.50	5.32	5.98

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD), the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization

OCTOBER 31, 2019	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. The Lipper Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	10.20%
MSCI World Index (net of foreign withholding taxes)	12.69%
Bloomberg Barclays U.S. Aggregate Index	11.51%
Income Builder Composite Benchmark	12.59%

Net Assets as of 10/31/2019 (In Thousands)	$13,520,145

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2019, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index.

During the reporting period, the Fund’s allocation to bonds detracted from performance relative to the MSCI World Index, which is an equity index and holds no bonds. The Fund’s allocation to U.S. equity and global real estate investment trusts, and its opportunistic investment in high yield bonds (also known as “junk bonds”), made positive contributions to relative performance.

The Fund’s allocation to U.S. high yield bonds (also known as “junk bonds”) and non-agency securitized credit detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Index.

Relative to the Composite Benchmark, the Fund’s underweight allocation to equity detracted from performance, as global equity markets rebounded in the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers responded to an increase in market volatility and a divergence in economic growth across certain regions by reducing the Fund’s allocation to equity, particularly in Europe. The Fund’s largest equity allocation was in the U.S. Early in 2019, the portfolio managers incrementally increased the Fund’s allocations to high-yield debt and non-agency securitized credit, while continuing to hold some higher-quality fixed income securities, including short-duration fixed income and agency securitized debt.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Coca-Cola Co. (The)	0.7%
2.	Verizon Communications, Inc.	0.6
3.	Merck & Co., Inc.	0.6
4.	U.S. Treasury Notes, 2.00%, 1/31/2020	0.5
5.	Pfizer, Inc.	0.5
6.	FHLMC UMBS, 30 Year, Pool # SD0011, 3.50%, 7/1/2049	0.4
7.	Chevron Corp.	0.4
8.	Prologis, Inc.	0.4
9.	FNMA UMBS, 30 Year, Pool # BM3788, 3.50%, 3/1/2048	0.4
10.	Novartis AG (Registered) (Switzerland)	0.4

PORTFOLIO COMPOSITION***
Common Stocks	34.8%
Corporate Bonds	34.0
Collateralized Mortgage Obligations	5.9
Asset-Backed Securities	5.2
Mortgage-Backed Securities	4.2
Commercial Mortgage-Backed Securities	2.6
Loan Assignments	2.5
Foreign Government Securities	1.9
Convertible Bonds	1.3
Others (each less than 1.0%)	2.2
Short-Term Investments	5.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge*		5.21%	3.89%	6.70%
Without Sales Charge		10.20	4.85	7.19
CLASS C SHARES	May 31, 2007
With CDSC**		8.67	4.32	6.66
Without CDSC		9.67	4.32	6.66
CLASS I SHARES	May 31, 2007	10.35	5.00	7.35
CLASS R6 SHARES	November 1, 2017	10.44	5.04	7.37

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/09 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from October 31, 2009 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From April 30, 2008 through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — 99.0%

Common Stocks — 49.3%

Argentina — 0.1%

MercadoLibre, Inc.*	8	4,035

Australia — 0.9%

AGL Energy Ltd.	16	222

Alumina Ltd.	61	95

AMP Ltd.	83	105

APA Group	29	235

Aristocrat Leisure Ltd.	14	311

ASX Ltd.	5	273

Aurizon Holdings Ltd.	49	201

AusNet Services	22	28

Australia & New Zealand Banking Group Ltd.	70	1,293

Bank of Queensland Ltd.	11	66

Bendigo & Adelaide Bank Ltd.	13	94

BHP Group Ltd.	73	1,793

BHP Group plc	214	4,538

BlueScope Steel Ltd.	13	119

Boral Ltd.	29	101

Brambles Ltd.	40	327

Caltex Australia Ltd.	6	115

Challenger Ltd.	14	78

CIMIC Group Ltd.	3	58

Coca-Cola Amatil Ltd.	13	92

Cochlear Ltd.	1	209

Coles Group Ltd.	28	291

Commonwealth Bank of Australia	44	2,383

Computershare Ltd.	12	132

Crown Resorts Ltd.	9	76

CSL Ltd.	11	1,984

Dexus, REIT	28	233

Flight Centre Travel Group Ltd.	1	42

Fortescue Metals Group Ltd.	34	211

Goodman Group, REIT	41	403

GPT Group (The), REIT	48	197

Harvey Norman Holdings Ltd.	14	39

Incitec Pivot Ltd.	40	95

Insurance Australia Group Ltd.	57	314

Lendlease Group	14	181

Macquarie Group Ltd.	8	741

Magellan Financial Group Ltd.	3	102

Medibank Pvt Ltd.	68	159

Mirvac Group, REIT	97	215

National Australia Bank Ltd.	70	1,370

Newcrest Mining Ltd.	19	417

INVESTMENTS	SHARES (000)	VALUE (000)

Australia — continued

Oil Search Ltd.	33	165

Orica Ltd.	9	149

Origin Energy Ltd.	44	237

QBE Insurance Group Ltd.	33	286

Ramsay Health Care Ltd.	4	190

REA Group Ltd.	1	98

Rio Tinto Ltd.	9	576

Rio Tinto plc	62	3,249

Santos Ltd.	44	246

Scentre Group, REIT	132	349

SEEK Ltd.	8	130

Sonic Healthcare Ltd.	11	220

South32 Ltd.	125	219

Stockland, REIT	59	200

Suncorp Group Ltd.	31	291

Sydney Airport	27	166

Tabcorp Holdings Ltd.	50	166

Telstra Corp. Ltd.	103	249

TPG Telecom Ltd.	10	43

Transurban Group	66	680

Treasury Wine Estates Ltd.	18	217

Vicinity Centres, REIT	83	153

Washington H Soul Pattinson & Co. Ltd.	3	46

Wesfarmers Ltd.	28	773

Westpac Banking Corp.	86	1,662

Woodside Petroleum Ltd.	23	515

Woolworths Group Ltd.	31	806

Worley Ltd.	9	82

		32,101

Austria — 0.2%

ANDRITZ AG	2	85

BAWAG Group AG (a)	13	520

Erste Group Bank AG	182	6,454

OMV AG	4	214

Raiffeisen Bank International AG	4	91

Verbund AG	2	92

voestalpine AG	3	69

Wienerberger AG	27	732

		8,257

Belgium — 0.2%

Ageas	4	256

Anheuser-Busch InBev SA/NV	41	3,331

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Belgium — continued

Colruyt SA	1	74

Euronav NV	59	666

Groupe Bruxelles Lambert SA	2	201

KBC Group NV	24	1,687

Proximus SA	4	116

Solvay SA	2	200

Telenet Group Holding NV*	1	59

UCB SA	3	253

Umicore SA (b)	5	202

		7,045

Brazil — 0.5%

Ambev SA, ADR*	549	2,365

Itau Unibanco Holding SA (Preference)	739	6,683

Lojas Renner SA	297	3,774

Raia Drogasil SA*	61	1,676

WEG SA	327	2,095

		16,593

Canada — 0.5%

Advanz Pharma Corp.*	18	179

Alimentation Couche-Tard, Inc., Class B	123	3,683

Canadian National Railway Co.	41	3,671

Canadian Pacific Railway Ltd.	15	3,406

Fairfax Financial Holdings Ltd.	4	1,632

Shopify, Inc., Class A*	4	1,163

Toronto-Dominion Bank (The)	61	3,485

		17,219

Chile — 0.0% (c)

Antofagasta plc	10	107

Banco Santander Chile, ADR	52	1,249

		1,356

China — 1.9%

Alibaba Group Holding Ltd., ADR*	79	13,918

Baidu, Inc., ADR*	9	945

BeiGene Ltd., ADR*	1	124

BOC Hong Kong Holdings Ltd.	92	314

Budweiser Brewing Co. APAC Ltd.* (a)	1,125	4,113

Foshan Haitian Flavouring & Food Co. Ltd., Class A	91	1,443

Huazhu Group Ltd., ADR	57	2,140

JD.com, Inc., ADR*	102	3,170

Kweichow Moutai Co. Ltd., Class A	16	2,601

Midea Group Co. Ltd., Class A	356	2,805

INVESTMENTS	SHARES (000)		VALUE (000)

China — continued

Ping An Insurance Group Co. of China Ltd., Class H	1,325		15,287

Prosus NV*	12		832

Tencent Holdings Ltd.	439		17,807

Yangzijiang Shipbuilding Holdings Ltd.	62		43

Yum China Holdings, Inc.	59		2,517

			68,059

Colombia — 0.0% (c)

Millicom International Cellular SA, SDR	2		78

Denmark — 0.4%

AP Moller-Maersk A/S, Class A	—	(d)	113

AP Moller-Maersk A/S, Class B	—	(d)	207

Carlsberg A/S, Class B	3		374

Chr Hansen Holding A/S	3		201

Coloplast A/S, Class B	3		355

Danske Bank A/S	16		230

Demant A/S*	3		67

DSV Panalpina A/S	5		526

Genmab A/S*	2		352

H Lundbeck A/S	2		62

ISS A/S	4		102

Novo Nordisk A/S, Class B	200		10,978

Novozymes A/S, Class B	5		250

Orsted A/S (a)	5		412

Pandora A/S	2		122

Tryg A/S	3		88

Vestas Wind Systems A/S	5		382

			14,821

Finland — 0.2%

Elisa OYJ	4		193

Fortum OYJ	62		1,521

Kemira OYJ	46		754

Kone OYJ, Class B	8		537

Metso OYJ	3		99

Neste OYJ	26		933

Nokia OYJ	140		514

Nokian Renkaat OYJ	3		88

Nordea Bank Abp	80		589

Orion OYJ, Class B	3		115

Sampo OYJ, Class A	11		451

Stora Enso OYJ, Class R	14		188

UPM-Kymmene OYJ	41		1,323

Wartsila OYJ Abp	11		116

			7,421

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

France — 2.6%

Accor SA	5		196

Aeroports de Paris	1		140

Air Liquide SA	12		1,560

Airbus SE	86		12,304

Alstom SA	36		1,567

Amundi SA (a)	2		112

Arkema SA	2		175

Atos SE	2		189

AXA SA	48		1,275

BioMerieux	1		88

BNP Paribas SA	75		3,931

Bollore SA	23		99

Bouygues SA	6		235

Bureau Veritas SA	7		182

Capgemini SE	25		2,788

Carrefour SA	15		250

Casino Guichard Perrachon SA (b)	1		77

Cie de Saint-Gobain	12		497

Cie Generale des Etablissements Michelin SCA	4		517

CNP Assurances	4		88

Covivio, REIT	1		125

Credit Agricole SA	28		371

Danone SA	15		1,270

Dassault Aviation SA	—	(d)	90

Dassault Systemes SE	3		496

Edenred	6		313

Eiffage SA	11		1,217

Electricite de France SA	15		154

Engie SA	45		759

EssilorLuxottica SA	7		1,075

Eurazeo SE	1		73

Eutelsat Communications SA	5		86

Faurecia SE	14		670

Gecina SA, REIT	1		195

Getlink SE	11		183

Hermes International	1		567

ICADE, REIT	—	(d)	33

Iliad SA	1		71

Imerys SA	1		27

Ingenico Group SA	8		905

Ipsen SA	1		100

JCDecaux SA	2		53

Kering SA	4		2,395

INVESTMENTS	SHARES (000)	VALUE (000)

France — continued

Klepierre SA, REIT	5	185

Legrand SA	7	517

L’Oreal SA	6	1,833

LVMH Moet Hennessy Louis Vuitton SE	27	11,735

Natixis SA	25	113

Orange SA	156	2,515

Pernod Ricard SA	5	974

Peugeot SA	58	1,474

Publicis Groupe SA	5	226

Remy Cointreau SA (b)	1	78

Renault SA	5	244

Safran SA	55	8,759

Sanofi	28	2,575

Sartorius Stedim Biotech	1	103

Schneider Electric SE	132	12,250

SCOR SE	4	166

SEB SA	1	85

Societe BIC SA	1	46

Societe Generale SA	19	542

Sodexo SA	2	242

Suez	8	132

Teleperformance	1	330

Thales SA	3	259

TOTAL SA	95	5,006

Ubisoft Entertainment SA*	2	123

Unibail-Rodamco-Westfield, REIT	3	531

Valeo SA	6	222

Veolia Environnement SA	13	351

Vinci SA (b)	55	6,127

Vivendi SA	23	634

Wendel SA	1	100

Worldline SA* (a)	2	124

		96,099

Germany — 1.9%

1&1 Drillisch AG	1	37

adidas AG	4	1,383

Allianz SE (Registered)	39	9,418

Aroundtown SA	23	191

BASF SE	23	1,734

Bayer AG (Registered)	23	1,796

Bayerische Motoren Werke AG	8	630

Bayerische Motoren Werke AG (Preference)	1	90

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Germany — continued

Beiersdorf AG	3	296

Brenntag AG	4	192

Carl Zeiss Meditec AG	1	109

Commerzbank AG	25	149

Continental AG	32	4,342

Covestro AG (a)	4	207

Daimler AG (Registered)	23	1,320

Delivery Hero SE* (a)	53	2,485

Deutsche Bank AG (Registered) (b)	49	354

Deutsche Boerse AG	27	4,209

Deutsche Lufthansa AG (Registered)	6	102

Deutsche Post AG (Registered)	25	870

Deutsche Telekom AG (Registered)	173	3,037

Deutsche Wohnen SE	9	334

E.ON SE	55	551

Evonik Industries AG	5	122

Fraport AG Frankfurt Airport Services Worldwide	1	76

Fresenius Medical Care AG & Co. KGaA	5	386

Fresenius SE & Co. KGaA	10	546

FUCHS PETROLUB SE (Preference)	2	77

GEA Group AG	4	117

Hannover Rueck SE	1	265

HeidelbergCement AG	4	274

Henkel AG & Co. KGaA	3	259

Henkel AG & Co. KGaA (Preference)	4	460

HOCHTIEF AG	1	80

HUGO BOSS AG	2	64

Infineon Technologies AG	232	4,493

KION Group AG	2	107

Knorr-Bremse AG	1	121

LANXESS AG	2	140

Merck KGaA	3	383

METRO AG	5	76

MTU Aero Engines AG	5	1,320

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	19	5,271

Porsche Automobil Holding SE (Preference)	4	280

Puma SE	2	155

RWE AG	14	414

SAP SE	75	9,993

Sartorius AG (Preference)	1	172

Siemens AG (Registered)	19	2,192

Siemens Healthineers AG (a)	4	158

INVESTMENTS	SHARES (000)	VALUE (000)

Germany — continued

Stroeer SE & Co. KGaA	9	720

Symrise AG	3	307

TeamViewer AG*	24	628

Telefonica Deutschland Holding AG	18	56

thyssenkrupp AG	10	143

TUI AG	11	143

Uniper SE	5	156

United Internet AG (Registered)	3	92

Varta AG*	4	497

Volkswagen AG	1	159

Volkswagen AG (Preference)	28	5,289

Vonovia SE	13	672

Wirecard AG (b)	3	369

Zalando SE* (a)	3	149

		71,217

Hong Kong — 1.1%

AIA Group Ltd.	2,302	22,928

ASM Pacific Technology Ltd.	8	110

Bank of East Asia Ltd. (The)	34	81

CK Asset Holdings Ltd.	592	4,122

CK Infrastructure Holdings Ltd.	17	122

CLP Holdings Ltd.	41	426

Dairy Farm International Holdings Ltd.	9	53

Hang Lung Properties Ltd.	52	114

Hang Seng Bank Ltd.	19	396

Henderson Land Development Co. Ltd.	36	180

HK Electric Investments & HK Electric Investments Ltd. (a)	69	68

HKT Trust & HKT Ltd.	93	145

Hong Kong & China Gas Co. Ltd.	253	491

Hong Kong Exchanges & Clearing Ltd.	98	3,062

Hongkong Land Holdings Ltd.	29	159

Hysan Development Co. Ltd.	6	24

Jardine Matheson Holdings Ltd.	71	4,025

Jardine Strategic Holdings Ltd.	6	184

Kerry Properties Ltd.	17	55

Link, REIT	52	566

Melco Resorts & Entertainment Ltd., ADR	5	112

MTR Corp. Ltd.	38	218

New World Development Co. Ltd.	153	219

NWS Holdings Ltd.	41	61

PCCW Ltd.	110	65

Power Assets Holdings Ltd.	35	246

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Hong Kong — continued

Shangri-La Asia Ltd.	18	19

Sino Land Co. Ltd.	76	114

Sun Hung Kai Properties Ltd.	40	599

Swire Pacific Ltd., Class A	13	119

Swire Properties Ltd.	30	96

Techtronic Industries Co. Ltd.	297	2,321

Vitasoy International Holdings Ltd.	18	73

WH Group Ltd. (a)	238	251

Wharf Holdings Ltd. (The)	32	73

Wharf Real Estate Investment Co. Ltd.	30	176

Wheelock & Co. Ltd.	21	130

Yue Yuen Industrial Holdings Ltd.	19	54

		42,257

India — 1.0%

HDFC Bank Ltd., ADR	457	27,906

Infosys Ltd., ADR	766	7,350

Mahindra & Mahindra Ltd., GDR (a)	345	2,948

		38,204

Indonesia — 0.4%

Astra International Tbk. PT	4,021	1,989

Bank Central Asia Tbk. PT	3,281	7,343

Bank Rakyat Indonesia Persero Tbk. PT	9,037	2,708

Unilever Indonesia Tbk. PT	343	1,068

		13,108

Ireland — 0.1%

AerCap Holdings NV*	3	181

AIB Group plc	21	68

Bank of Ireland Group plc	24	116

CRH plc	20	727

Flutter Entertainment plc	2	200

Kerry Group plc, Class A	4	477

Kingspan Group plc	4	197

Smurfit Kappa Group plc	6	187

		2,153

Israel — 0.1%

Azrieli Group Ltd.	1	85

Bank Hapoalim BM	28	225

Bank Leumi Le-Israel BM	37	270

Check Point Software Technologies Ltd.*	3	340

Elbit Systems Ltd.	1	99

Israel Chemicals Ltd.	18	81

INVESTMENTS	SHARES (000)	VALUE (000)

Israel — continued

Israel Discount Bank Ltd., Class A	28	128

Mizrahi Tefahot Bank Ltd.	4	90

Nice Ltd.*	2	244

Teva Pharmaceutical Industries Ltd., ADR*	27	221

Wix.com Ltd.*	1	144

		1,927

Italy — 0.4%

Assicurazioni Generali SpA	27	553

Atlantia SpA	12	304

Davide Campari-Milano SpA	14	132

Enel SpA	735	5,695

Eni SpA	153	2,319

Ferrari NV	3	486

FinecoBank Banca Fineco SpA	276	3,114

Intesa Sanpaolo SpA	370	926

Leonardo SpA	10	117

Mediobanca Banca di Credito Finanziario SpA	15	177

Moncler SpA	4	173

Pirelli & C SpA (a)	10	60

Poste Italiane SpA (a)	66	804

Prysmian SpA (b)	6	139

Recordati SpA	3	109

Snam SpA	51	260

Telecom Italia SpA	156	90

Telecom Italia SpA*	226	132

Terna Rete Elettrica Nazionale SpA	35	230

UniCredit SpA	50	633

		16,453

Japan — 3.3%

ABC-Mart, Inc.	1	62

Acom Co. Ltd.	5	22

Advantest Corp.	5	228

Aeon Co. Ltd.	16	328

AEON Financial Service Co. Ltd.	3	44

Aeon Mall Co. Ltd.	3	43

AGC, Inc.	5	165

Air Water, Inc.	4	73

Aisin Seiki Co. Ltd.	4	160

Ajinomoto Co., Inc.	11	209

Alfresa Holdings Corp.	5	103

Alps Alpine Co. Ltd.	5	116

Amada Holdings Co. Ltd.	9	98

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

Japan — continued

ANA Holdings, Inc.	3		93

Aozora Bank Ltd.	3		72

Asahi Group Holdings Ltd.	9		451

Asahi Intecc Co. Ltd.	5		132

Asahi Kasei Corp.	31		349

Astellas Pharma, Inc.	47		803

Bandai Namco Holdings, Inc.	5		301

Bank of Kyoto Ltd. (The)	1		55

Benesse Holdings, Inc.	2		51

Bridgestone Corp.	14		590

Brother Industries Ltd.	6		109

Calbee, Inc.	2		70

Canon, Inc.	25		683

Casio Computer Co. Ltd.	5		81

Central Japan Railway Co.	4		718

Chiba Bank Ltd. (The)	14		77

Chubu Electric Power Co., Inc.	16		240

Chugai Pharmaceutical Co. Ltd.	6		463

Chugoku Electric Power Co., Inc. (The)	7		96

Coca-Cola Bottlers Japan Holdings, Inc.	3		73

Concordia Financial Group Ltd.	28		112

Credit Saison Co. Ltd.	4		59

CyberAgent, Inc.	3		85

Dai Nippon Printing Co. Ltd.	6		163

Daicel Corp.	7		58

Daifuku Co. Ltd.	3		133

Dai-ichi Life Holdings, Inc.	27		435

Daiichi Sankyo Co. Ltd.	14		921

Daikin Industries Ltd.	6		854

Daito Trust Construction Co. Ltd.	2		225

Daiwa House Industry Co. Ltd.	14		485

Daiwa House REIT Investment Corp., REIT	—	(d)	140

Daiwa Securities Group, Inc.	38		171

Denso Corp.	11		501

Dentsu, Inc.	5		190

Disco Corp.	1		131

East Japan Railway Co.	8		681

Eisai Co. Ltd.	6		456

Electric Power Development Co. Ltd.	4		92

FamilyMart Co. Ltd.	6		156

FANUC Corp.	5		967

Fast Retailing Co. Ltd.	1		863

Fuji Electric Co. Ltd.	3		105

INVESTMENTS	SHARES (000)		VALUE (000)

Japan — continued

FUJIFILM Holdings Corp.	9		395

Fujitsu Ltd.	5		434

Fukuoka Financial Group, Inc.	4		81

GMO Payment Gateway, Inc.	1		74

Hakuhodo DY Holdings, Inc.	6		91

Hamamatsu Photonics KK	4		140

Hankyu Hanshin Holdings, Inc.	6		228

Hikari Tsushin, Inc.	1		110

Hino Motors Ltd.	7		70

Hirose Electric Co. Ltd.	1		88

Hisamitsu Pharmaceutical Co., Inc.	1		56

Hitachi Chemical Co. Ltd.	3		82

Hitachi Construction Machinery Co. Ltd.	3		72

Hitachi High-Technologies Corp.	2		106

Hitachi Ltd.	24		900

Hitachi Metals Ltd.	6		70

Honda Motor Co. Ltd.	41		1,096

Hoshizaki Corp.	1		111

Hoya Corp.	10		840

Hulic Co. Ltd.	7		75

Idemitsu Kosan Co. Ltd.	5		141

IHI Corp.	4		89

Iida Group Holdings Co. Ltd.	4		63

Inpex Corp.	25		235

Isetan Mitsukoshi Holdings Ltd.	9		69

Isuzu Motors Ltd.	14		159

ITOCHU Corp.	34		700

Itochu Techno-Solutions Corp.	3		67

J Front Retailing Co. Ltd.	6		76

Japan Airlines Co. Ltd.	3		87

Japan Airport Terminal Co. Ltd.	1		64

Japan Exchange Group, Inc.	13		208

Japan Post Bank Co. Ltd.	11		104

Japan Post Holdings Co. Ltd.	39		360

Japan Prime Realty Investment Corp., REIT	—	(d)	96

Japan Real Estate Investment Corp., REIT	—	(d)	232

Japan Retail Fund Investment Corp., REIT	—	(d)	159

Japan Tobacco, Inc.	30		674

JFE Holdings, Inc.	12		150

JGC Holdings Corp.	6		82

JSR Corp.	5		94

JTEKT Corp.	1		12

JXTG Holdings, Inc.	80		373

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Japan — continued

Kajima Corp.	11	154

Kakaku.com, Inc.	3	77

Kamigumi Co. Ltd.	3	63

Kaneka Corp.	1	40

Kansai Electric Power Co., Inc. (The)	18	204

Kansai Paint Co. Ltd.	4	104

Kao Corp.	12	981

Kawasaki Heavy Industries Ltd.	4	89

KDDI Corp.	44	1,212

Keihan Holdings Co. Ltd.	3	118

Keikyu Corp.	6	113

Keio Corp.	3	155

Keisei Electric Railway Co. Ltd.	3	131

Keyence Corp.	12	7,524

Kikkoman Corp.	4	173

Kintetsu Group Holdings Co. Ltd.	4	234

Kirin Holdings Co. Ltd.	21	435

Kobayashi Pharmaceutical Co. Ltd.	1	96

Kobe Steel Ltd.	8	43

Koito Manufacturing Co. Ltd.	3	131

Komatsu Ltd.	165	3,861

Konami Holdings Corp.	2	105

Konica Minolta, Inc.	12	86

Kose Corp.	1	142

Kubota Corp.	26	413

Kuraray Co. Ltd.	8	99

Kurita Water Industries Ltd.	3	75

Kyocera Corp.	8	525

Kyowa Kirin Co. Ltd.	6	110

Kyushu Electric Power Co., Inc.	10	98

Kyushu Railway Co.	4	135

Lawson, Inc.	1	72

LINE Corp.*	2	55

Lion Corp.	6	115

LIXIL Group Corp.	7	128

M3, Inc.	11	261

Makita Corp.	6	185

Marubeni Corp.	39	273

Marui Group Co. Ltd.	5	109

Maruichi Steel Tube Ltd.	2	41

Mazda Motor Corp.	14	129

McDonald’s Holdings Co. Japan Ltd.	2	85

Mebuki Financial Group, Inc.	12	30

INVESTMENTS	SHARES (000)		VALUE (000)

Japan — continued

Medipal Holdings Corp.	5		103

MEIJI Holdings Co. Ltd.	3		202

Mercari, Inc.*	2		43

MINEBEA MITSUMI, Inc.	9		173

MISUMI Group, Inc.	7		176

Mitsubishi Chemical Holdings Corp.	32		242

Mitsubishi Corp.	34		855

Mitsubishi Electric Corp.	45		649

Mitsubishi Estate Co. Ltd.	29		569

Mitsubishi Gas Chemical Co., Inc.	4		59

Mitsubishi Heavy Industries Ltd.	8		324

Mitsubishi Materials Corp.	3		83

Mitsubishi Motors Corp.	17		79

Mitsubishi Tanabe Pharma Corp.	6		69

Mitsubishi UFJ Financial Group, Inc.	305		1,583

Mitsubishi UFJ Lease & Finance Co. Ltd.	11		64

Mitsui & Co. Ltd.	41		706

Mitsui Chemicals, Inc.	5		109

Mitsui Fudosan Co. Ltd.	99		2,535

Mitsui OSK Lines Ltd.	3		76

Mizuho Financial Group, Inc.	599		930

MonotaRO Co. Ltd.	3		97

MS&AD Insurance Group Holdings, Inc.	12		378

Murata Manufacturing Co. Ltd.	14		779

Nabtesco Corp.	3		92

Nagoya Railroad Co. Ltd.	5		153

NEC Corp.	6		242

Nexon Co. Ltd.*	12		141

NGK Insulators Ltd.	7		104

NGK Spark Plug Co. Ltd.	4		77

NH Foods Ltd.	2		88

Nidec Corp.	6		824

Nikon Corp.	8		102

Nintendo Co. Ltd.	3		1,027

Nippon Building Fund, Inc., REIT	—	(d)	250

Nippon Electric Glass Co. Ltd.	2		47

Nippon Express Co. Ltd.	2		114

Nippon Paint Holdings Co. Ltd.	4		196

Nippon Prologis REIT, Inc., REIT	—	(d)	145

Nippon Steel Corp.	20		292

Nippon Telegraph & Telephone Corp.	16		794

Nippon Yusen KK	4		72

Nissan Chemical Corp.	3		127

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

Japan — continued

Nissan Motor Co. Ltd.	58		364

Nisshin Seifun Group, Inc.	5		101

Nissin Foods Holdings Co. Ltd.	2		121

Nitori Holdings Co. Ltd.	2		304

Nitto Denko Corp.	4		221

Nomura Holdings, Inc.	83		375

Nomura Real Estate Holdings, Inc.	3		76

Nomura Real Estate Master Fund, Inc., REIT	—	(d)	195

Nomura Research Institute Ltd.	8		178

NSK Ltd.	9		82

NTT Data Corp.	16		206

NTT DOCOMO, Inc.	33		910

Obayashi Corp.	17		173

Obic Co. Ltd.	2		200

Odakyu Electric Railway Co. Ltd.	7		180

Oji Holdings Corp.	22		111

Olympus Corp.	29		393

Omron Corp.	5		281

Ono Pharmaceutical Co. Ltd.	9		177

Oracle Corp.	1		79

Oriental Land Co. Ltd.	5		733

ORIX Corp.	33		517

Osaka Gas Co. Ltd.	9		184

Otsuka Corp.	3		109

Otsuka Holdings Co. Ltd.	10		400

Pan Pacific International Holdings Corp.	11		173

Panasonic Corp.	55		461

Park24 Co. Ltd.	3		71

PeptiDream, Inc.*	2		115

Persol Holdings Co. Ltd.	4		85

Pigeon Corp.	3		137

Pola Orbis Holdings, Inc.	2		45

Rakuten, Inc.	21		203

Recruit Holdings Co. Ltd.	34		1,120

Renesas Electronics Corp.*	19		129

Resona Holdings, Inc.	52		226

Ricoh Co. Ltd.	17		149

Rinnai Corp.	1		51

Rohm Co. Ltd.	2		182

Ryohin Keikaku Co. Ltd.	103		2,293

Sankyo Co. Ltd.	1		42

Santen Pharmaceutical Co. Ltd.	9		159

SBI Holdings, Inc.	6		128

INVESTMENTS	SHARES (000)	VALUE (000)

Japan — continued

Secom Co. Ltd.	5	482

Sega Sammy Holdings, Inc.	5	63

Seibu Holdings, Inc.	5	92

Seiko Epson Corp.	7	98

Sekisui Chemical Co. Ltd.	9	159

Sekisui House Ltd.	16	334

Seven & i Holdings Co. Ltd.	19	707

Seven Bank Ltd.	16	45

SG Holdings Co. Ltd.	4	92

Sharp Corp.	6	63

Shimadzu Corp.	6	150

Shimamura Co. Ltd.	1	42

Shimano, Inc.	2	300

Shimizu Corp.	15	137

Shin-Etsu Chemical Co. Ltd.	9	1,004

Shinsei Bank Ltd.	5	78

Shionogi & Co. Ltd.	7	402

Shiseido Co. Ltd.	39	3,183

Shizuoka Bank Ltd. (The)	11	85

Showa Denko KK	4	98

SMC Corp.	7	3,197

Softbank Corp.	42	572

SoftBank Group Corp.	41	1,577

Sohgo Security Services Co. Ltd.	2	92

Sompo Holdings, Inc.	8	326

Sony Corp.	85	5,180

Sony Financial Holdings, Inc.	4	84

Stanley Electric Co. Ltd.	3	94

Subaru Corp.	15	438

SUMCO Corp.	7	108

Sumitomo Chemical Co. Ltd.	37	169

Sumitomo Corp.	30	481

Sumitomo Dainippon Pharma Co. Ltd.	4	72

Sumitomo Electric Industries Ltd.	19	258

Sumitomo Heavy Industries Ltd.	3	84

Sumitomo Metal Mining Co. Ltd.	6	194

Sumitomo Mitsui Financial Group, Inc.	33	1,172

Sumitomo Mitsui Trust Holdings, Inc.	8	299

Sumitomo Realty & Development Co. Ltd.	8	301

Sumitomo Rubber Industries Ltd.	4	58

Sundrug Co. Ltd.	2	63

Suntory Beverage & Food Ltd.	3	145

Suzuken Co. Ltd.	2	96

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

Japan — continued

Suzuki Motor Corp.	9		430

Sysmex Corp.	4		268

T&D Holdings, Inc.	14		154

Taiheiyo Cement Corp.	3		88

Taisei Corp.	5		201

Taisho Pharmaceutical Holdings Co. Ltd.	1		50

Taiyo Nippon Sanso Corp.	3		80

Takeda Pharmaceutical Co. Ltd.	37		1,337

TDK Corp.	3		326

Teijin Ltd.	3		54

Terumo Corp.	16		522

THK Co. Ltd.	3		89

Tobu Railway Co. Ltd.	5		160

Toho Co. Ltd.	3		113

Toho Gas Co. Ltd.	2		74

Tohoku Electric Power Co., Inc.	11		114

Tokio Marine Holdings, Inc.	62		3,325

Tokyo Century Corp.	1		51

Tokyo Electric Power Co. Holdings, Inc.*	38		176

Tokyo Electron Ltd.	4		790

Tokyo Gas Co. Ltd.	10		234

Tokyu Corp.	129		2,436

Tokyu Fudosan Holdings Corp.	16		105

Toppan Printing Co. Ltd.	7		130

Toray Industries, Inc.	35		244

Toshiba Corp.	13		441

Tosoh Corp.	7		92

TOTO Ltd.	4		147

Toyo Seikan Group Holdings Ltd.	4		59

Toyo Suisan Kaisha Ltd.	2		97

Toyoda Gosei Co. Ltd.	2		40

Toyota Industries Corp.	4		216

Toyota Motor Corp.	144		10,012

Toyota Tsusho Corp.	5		179

Trend Micro, Inc.	3		157

Tsuruha Holdings, Inc.	1		101

Unicharm Corp.	10		339

United Urban Investment Corp., REIT	—	(d)	145

USS Co. Ltd.	6		110

Welcia Holdings Co. Ltd.	1		63

West Japan Railway Co.	4		356

Yakult Honsha Co. Ltd.	3		172

Yamada Denki Co. Ltd.	16		79

INVESTMENTS	SHARES (000)		VALUE (000)

Japan — continued

Yamaha Corp.	4		168

Yamaha Motor Co. Ltd.	7		135

Yamato Holdings Co. Ltd.	8		128

Yamazaki Baking Co. Ltd.	3		53

Yaskawa Electric Corp.	6		224

Yokogawa Electric Corp.	6		108

Yokohama Rubber Co. Ltd. (The)	2		40

Z Holdings Corp.	66		204

ZOZO, Inc.	5		116

			120,178

Luxembourg — 0.0% (c)

ArcelorMittal	16		245

Eurofins Scientific SE	—	(d)	145

RTL Group SA	1		32

SES SA, FDR	9		175

Tenaris SA	12		119

			716

Macau — 0.1%

Galaxy Entertainment Group Ltd.	53		365

MGM China Holdings Ltd.	25		39

Sands China Ltd.	657		3,237

SJM Holdings Ltd.	51		55

Wynn Macau Ltd.	38		83

			3,779

Malaysia — 0.0% (c)

Public Bank Bhd.	186		904

Mexico — 0.2%

Fomento Economico Mexicano SAB de CV, ADR	23		2,006

Fresnillo plc	6		53

Grupo Financiero Banorte SAB de CV, Class O	616		3,368

Wal-Mart de Mexico SAB de CV	892		2,673

			8,100

Netherlands — 1.1%

ABN AMRO Bank NV, CVA (a)	49		918

Adyen NV* (a)	—	(d)	182

Aegon NV	44		192

Akzo Nobel NV	40		3,712

ASM International NV	11		1,139

ASML Holding NV	48		12,471

ASR Nederland NV	21		758

EXOR NV	3		206

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Netherlands — continued

Heineken Holding NV	3	273

Heineken NV	6	657

ING Groep NV	97	1,095

Koninklijke Ahold Delhaize NV	59	1,474

Koninklijke DSM NV	5	535

Koninklijke KPN NV	89	275

Koninklijke Philips NV	23	1,009

Koninklijke Vopak NV	2	96

NN Group NV	37	1,399

NXP Semiconductors NV	7	805

Randstad NV	3	164

Royal Dutch Shell plc, Class A	108	3,133

Royal Dutch Shell plc, Class A (b)	200	5,796

Royal Dutch Shell plc, Class B	93	2,678

Wolters Kluwer NV	16	1,191

		40,158

New Zealand — 0.0% (c)

a2 Milk Co. Ltd.*	18	151

Auckland International Airport Ltd.	24	143

Fisher & Paykel Healthcare Corp. Ltd.	14	175

Fletcher Building Ltd.	22	65

Meridian Energy Ltd.	31	91

Ryman Healthcare Ltd.	10	86

Spark New Zealand Ltd.	46	131

		842

Norway — 0.1%

Aker BP ASA	3	78

DNB ASA	99	1,803

Equinor ASA	25	461

Gjensidige Forsikring ASA	5	87

Mowi ASA	11	266

Norsk Hydro ASA	33	118

Orkla ASA	19	182

Schibsted ASA, Class B	3	71

Telenor ASA	87	1,630

Yara International ASA	4	172

		4,868

Peru — 0.2%

Credicorp Ltd.	30	6,435

INVESTMENTS	SHARES (000)	VALUE (000)

Portugal — 0.0% (c)

EDP — Energias de Portugal SA	64	262

Galp Energia SGPS SA	12	199

Jeronimo Martins SGPS SA	6	105

		566

Russia — 0.1%

Evraz plc	12	59

Sberbank of Russia PJSC	1,081	3,961

Sberbank of Russia PJSC, ADR	74	1,094

Sberbank of Russia PJSC, ADR	10	154

		5,268

Singapore — 0.1%

Ascendas, REIT	65	150

CapitaLand Commercial Trust, REIT	59	88

CapitaLand Ltd.	64	168

CapitaLand Mall Trust, REIT	64	120

City Developments Ltd.	12	93

ComfortDelGro Corp. Ltd.	54	91

DBS Group Holdings Ltd.	45	848

Genting Singapore Ltd.	157	108

Golden Agri-Resources Ltd.	166	25

Jardine Cycle & Carriage Ltd.	3	63

Keppel Corp. Ltd.	36	182

Oversea-Chinese Banking Corp. Ltd.	79	637

SATS Ltd.	13	47

Sembcorp Industries Ltd.	12	21

Singapore Airlines Ltd.	14	97

Singapore Exchange Ltd.	21	137

Singapore Press Holdings Ltd.	42	68

Singapore Technologies Engineering Ltd.	41	119

Singapore Telecommunications Ltd.	203	491

Suntec, REIT	51	69

United Overseas Bank Ltd.	31	614

UOL Group Ltd.	12	69

Venture Corp. Ltd.	7	82

Wilmar International Ltd.	48	131

		4,518

South Africa — 0.4%

Anglo American plc	26	673

Bid Corp. Ltd.	121	2,825

Bidvest Group Ltd. (The)	73	999

Capitec Bank Holdings Ltd.	22	2,027

FirstRand Ltd.	698	3,019

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

South Africa — continued

Investec plc	17	96

Mr Price Group Ltd.	51	537

RMB Holdings Ltd.	183	963

Sanlam Ltd.	296	1,560

Tiger Brands Ltd.	54	765

		13,464

South Korea — 0.3%

NAVER Corp.	15	2,124

Samsung Electronics Co. Ltd.	217	9,380

		11,504

Spain — 0.4%

ACS Actividades de Construccion y Servicios SA	7	264

Aena SME SA (a)	2	308

Amadeus IT Group SA	11	806

Banco Bilbao Vizcaya Argentaria SA	166	872

Banco de Sabadell SA	140	154

Banco Santander SA	417	1,676

Bankia SA	32	61

Bankinter SA	17	121

CaixaBank SA	89	256

Cellnex Telecom SA* (a)	6	268

Enagas SA	6	139

Endesa SA	8	215

Ferrovial SA	12	354

Grifols SA	7	239

Iberdrola SA	323	3,323

Industria de Diseno Textil SA	85	2,640

Mapfre SA	25	69

Masmovil Ibercom SA*	26	608

Naturgy Energy Group SA	7	203

Red Electrica Corp. SA	11	216

Repsol SA	137	2,264

Siemens Gamesa Renewable Energy SA	6	81

Telefonica SA	116	891

		16,028

Sweden — 0.5%

Alfa Laval AB	8	189

Assa Abloy AB, Class B	25	591

Atlas Copco AB, Class A	17	589

Atlas Copco AB, Class B	10	301

Boliden AB	7	183

Electrolux AB, Series B	6	147

INVESTMENTS	SHARES (000)		VALUE (000)

Sweden — continued

Epiroc AB, Class A	16		184

Epiroc AB, Class B	10		110

Essity AB, Class B	15		471

Evolution Gaming Group AB (a)	25		586

Hennes & Mauritz AB, Class B	20		418

Hexagon AB, Class B	6		331

Husqvarna AB, Class B	11		83

ICA Gruppen AB	2		99

Industrivarden AB, Class C	3		68

Investor AB, Class B	11		580

Kinnevik AB, Class B	6		164

L E Lundbergforetagen AB, Class B	2		74

Lundin Petroleum AB	5		154

Sandvik AB	28		495

Securitas AB, Class B	8		125

Skandinaviska Enskilda Banken AB, Class A	40		388

Skanska AB, Class B	8		180

SKF AB, Class B	9		171

Svenska Handelsbanken AB, Class A	625		6,271

Swedbank AB, Class A	22		315

Swedish Match AB	4		198

Tele2 AB, Class B	12		178

Telefonaktiebolaget LM Ericsson, Class B	196		1,710

Telia Co. AB	68		299

Volvo AB, Class B	87		1,305

			16,957

Switzerland — 2.2%

ABB Ltd. (Registered)	46		961

Adecco Group AG (Registered)	4		234

Alcon, Inc.*	45		2,675

Baloise Holding AG (Registered)	1		234

Barry Callebaut AG (Registered)	—	(d)	120

Chocoladefabriken Lindt & Spruengli AG	—	(d)	201

Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(d)	164

Cie Financiere Richemont SA (Registered)	13		1,018

Clariant AG (Registered)*	5		101

Coca-Cola HBC AG*	5		157

Credit Suisse Group AG (Registered)*	63		786

Dufry AG (Registered)*	1		97

EMS-Chemie Holding AG (Registered)	—	(d)	133

Geberit AG (Registered)	1		467

Givaudan SA (Registered)	—	(d)	676

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

Switzerland — continued

Glencore plc*	273		823

Julius Baer Group Ltd.*	6		246

Kuehne + Nagel International AG (Registered)	1		216

LafargeHolcim Ltd. (Registered)*	92		4,726

Logitech International SA (Registered)	20		829

Lonza Group AG (Registered)*	2		666

Nestle SA (Registered)	238		25,499

Novartis AG (Registered)	186		16,248

Pargesa Holding SA	1		79

Partners Group Holding AG	—	(d)	363

Roche Holding AG	29		8,667

Schindler Holding AG	1		248

Schindler Holding AG (Registered)	1		124

SGS SA (Registered)	—	(d)	347

Sika AG (Registered)	3		545

Sonova Holding AG (Registered)	1		316

STMicroelectronics NV	55		1,247

Straumann Holding AG (Registered)	—	(d)	231

Swatch Group AG (The)	1		202

Swatch Group AG (The) (Registered)	1		78

Swiss Life Holding AG (Registered)	1		425

Swiss Prime Site AG (Registered)*	2		203

Swiss Re AG	34		3,574

Swisscom AG (Registered)	3		1,508

Temenos AG (Registered)*	2		231

UBS Group AG (Registered)*	96		1,134

Vifor Pharma AG	1		178

Zurich Insurance Group AG	9		3,716

			80,693

Taiwan — 0.9%

Delta Electronics, Inc.	432		1,896

Largan Precision Co. Ltd.	8		1,174

President Chain Store Corp.	376		3,751

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	488		25,208

			32,029

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	153		1,875

Siam Commercial Bank PCL (The)	205		765

			2,640

Turkey — 0.0% (c)

KOC Holding A/S	204		668

INVESTMENTS	SHARES (000)	VALUE (000)

United Arab Emirates — 0.0% (c)

NMC Health plc	2	66

United Kingdom — 2.8%

3i Group plc	24	353

Admiral Group plc	4	113

Ashtead Group plc	12	353

Associated British Foods plc	9	255

AstraZeneca plc	33	3,176

Auto Trader Group plc (a)	23	168

Aviva plc	97	524

BAE Systems plc	80	594

Barclays plc	428	928

Barratt Developments plc	25	206

Berkeley Group Holdings plc	3	173

BP plc	1,535	9,737

British American Tobacco plc	57	1,992

British Land Co. plc (The), REIT	22	180

BT Group plc	209	556

Bunzl plc	8	217

Burberry Group plc	118	3,121

Centrica plc	142	134

CK Hutchison Holdings Ltd.	67	622

CNH Industrial NV	25	275

Coca-Cola European Partners plc	6	313

Compass Group plc	39	1,049

Croda International plc	3	199

DCC plc	2	229

Diageo plc	256	10,479

Direct Line Insurance Group plc	36	126

easyJet plc	4	66

Experian plc	23	712

Fiat Chrysler Automobiles NV	27	418

G4S plc	39	103

GlaxoSmithKline plc	331	7,592

GVC Holdings plc	14	167

Halma plc	9	229

Hargreaves Lansdown plc	7	162

HSBC Holdings plc	502	3,796

Imperial Brands plc	24	521

Informa plc	31	312

InterContinental Hotels Group plc	4	260

Intertek Group plc	4	278

ITV plc	90	156

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

United Kingdom — continued

J Sainsbury plc	44	116

John Wood Group plc	17	74

Johnson Matthey plc	5	191

Kingfisher plc	52	141

Land Securities Group plc, REIT	17	213

Legal & General Group plc	1,359	4,647

Linde plc	27	5,412

Lloyds Banking Group plc	1,761	1,296

London Stock Exchange Group plc	45	4,022

M&G plc*	531	1,469

Marks & Spencer Group plc	48	114

Meggitt plc	19	156

Melrose Industries plc	121	333

Merlin Entertainments plc (a)	18	105

Micro Focus International plc	9	117

Mondi plc	12	250

National Grid plc	85	990

Next plc	3	287

Ocado Group plc*	11	195

Pearson plc	19	171

Persimmon plc	8	233

Prudential plc	295	5,160

Reckitt Benckiser Group plc	18	1,360

RELX plc	48	1,166

RELX plc	137	3,291

Rentokil Initial plc	46	270

Rolls-Royce Holdings plc*	43	392

Royal Bank of Scotland Group plc	120	332

RSA Insurance Group plc	26	173

Sage Group plc (The)	27	251

Schroders plc	3	124

Segro plc, REIT	27	297

Severn Trent plc	6	172

Smith & Nephew plc	195	4,180

Smiths Group plc	10	205

Spirax-Sarco Engineering plc	2	188

SSE plc	26	427

St James’s Place plc	13	178

Standard Chartered plc	69	629

Standard Life Aberdeen plc	60	237

Taylor Wimpey plc	81	175

Tesco plc	243	742

Unilever NV (b)	115	6,813

INVESTMENTS	SHARES (000)		VALUE (000)

United Kingdom — continued

Unilever plc	28		1,650

United Utilities Group plc	17		191

Vodafone Group plc	664		1,354

Weir Group plc (The)	6		113

Whitbread plc	3		175

Wm Morrison Supermarkets plc	59		153

WPP plc	31		391

			102,165

United States — 24.0%

AbbVie, Inc.	33		2,610

Acadia Healthcare Co., Inc.*	32		965

Advanced Micro Devices, Inc.*	94		3,190

AdvanSix, Inc.*	28		648

Alexion Pharmaceuticals, Inc.*	23		2,440

Alleghany Corp.*	2		1,663

Allergan plc	20		3,471

Alphabet, Inc., Class A*	4		4,724

Alphabet, Inc., Class C* (e)	19		24,488

Altice USA, Inc., Class A*	74		2,284

Amazon.com, Inc.*	13		23,168

American Electric Power Co., Inc.	55		5,178

American Express Co.	51		6,036

American Homes 4 Rent, Class A, REIT	79		2,081

American International Group, Inc.	81		4,276

AmerisourceBergen Corp.	22		1,867

AMETEK, Inc.	20		1,806

Amphenol Corp., Class A	18		1,784

Analog Devices, Inc.	58		6,190

Anthem, Inc.	7		1,872

Apple, Inc. (e)	89		22,055

Arista Networks, Inc.*	6		1,373

Arrow Electronics, Inc.*	38		3,021

Automatic Data Processing, Inc.	23		3,735

AutoZone, Inc.*	5		5,409

Avaya Holdings Corp.*	19		232

Avery Dennison Corp.	17		2,223

Ball Corp.	93		6,485

Bank of America Corp.	415		12,983

Berkshire Hathaway, Inc., Class A*	—	(d)	2,552

Berkshire Hathaway, Inc., Class B*	5		1,169

Best Buy Co., Inc.	26		1,894

BlackRock, Inc.	4		1,724

Boeing Co. (The)	4		1,455

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

United States — continued

Booz Allen Hamilton Holding Corp.	33		2,311

Boston Scientific Corp.*	104		4,330

Brinker International, Inc. (b)	39		1,738

Bristol-Myers Squibb Co.	67		3,823

Brixmor Property Group, Inc., REIT	140		3,090

Capital One Financial Corp. (e)	85		7,928

Carlisle Cos., Inc.	13		1,948

Carnival plc	4		163

Catalent, Inc.*	25		1,207

CBRE Group, Inc., Class A* (e)	110		5,898

CBS Corp. (Non-Voting), Class B	45		1,639

Celgene Corp.*	33		3,542

Charles Schwab Corp. (The)	123		4,988

Charter Communications, Inc., Class A*	24		11,380

Chevron Corp.	110		12,816

Chubb Ltd.	19		2,910

Cigna Corp.	45		7,991

Cisco Systems, Inc. (e)	63		2,975

Citigroup, Inc.	194		13,967

Citizens Financial Group, Inc.	105		3,701

Claire’s Stores, Inc.* ‡	—	(d)	212

Clear Channel Outdoor Holdings, Inc.*	61		142

Clorox Co. (The)	6		956

Coca-Cola Co. (The)	180		9,797

Columbia Sportswear Co.	16		1,406

Comcast Corp., Class A	201		9,013

CommScope Holding Co., Inc.*	118		1,327

ConocoPhillips	88		4,836

Copart, Inc.*	32		2,609

Coty, Inc., Class A	108		1,260

CyberArk Software Ltd.*	1		95

Delta Air Lines, Inc. (e)	103		5,682

DexCom, Inc.*	12		1,821

Diamondback Energy, Inc.	62		5,295

Discovery, Inc., Class A* (b)	73		1,967

DISH Network Corp., Class A*	76		2,606

Dover Corp.	28		2,876

Duke Energy Corp.	22		2,081

DuPont de Nemours, Inc.	30		1,968

East West Bancorp, Inc.	34		1,477

EastGroup Properties, Inc., REIT	11		1,540

Edison International	39		2,470

Elanco Animal Health, Inc.*	41		1,118

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Eli Lilly & Co.	40	4,554

Energizer Holdings, Inc. (b)	55	2,335

Entercom Communications Corp., Class A (e)	260	904

EOG Resources, Inc.	17	1,158

EQT Corp.	115	1,235

Equitrans Midstream Corp.	80	1,119

Eversource Energy	27	2,292

Exact Sciences Corp.*	18	1,575

Exelixis, Inc.*	64	986

Expedia Group, Inc.	28	3,788

Facebook, Inc., Class A* (e)	10	1,836

Fair Isaac Corp.*	3	847

Federal Realty Investment Trust, REIT	16	2,201

Ferguson plc	52	4,477

Fidelity National Information Services, Inc.	22	2,964

Fifth Third Bancorp	65	1,900

First Republic Bank	37	3,901

Fiserv, Inc.* (e)	67	7,145

Fortune Brands Home & Security, Inc.	34	2,048

FTI Consulting, Inc.*	8	912

Garmin Ltd.	20	1,889

Generac Holdings, Inc.*	27	2,644

Genuine Parts Co.	9	961

Global Payments, Inc.	26	4,413

Goodman Networks, Inc.* ‡	2	—

Graphic Packaging Holding Co.	144	2,253

Hartford Financial Services Group, Inc. (The)	50	2,855

HCA Healthcare, Inc.	12	1,596

Hewlett Packard Enterprise Co.	51	838

Hilton Worldwide Holdings, Inc.	35	3,411

Home Depot, Inc. (The)	58	13,491

Honeywell International, Inc.	85	14,750

iHeartMedia, Inc., Class A*	1	8

IHS Markit Ltd.*	28	1,947

Illinois Tool Works, Inc. (e)	21	3,546

Illumina, Inc.*	6	1,816

Ingersoll-Rand plc	12	1,485

Intercept Pharmaceuticals, Inc.*	7	500

Intercontinental Exchange, Inc.	35	3,326

Intuit, Inc.	13	3,225

Intuitive Surgical, Inc.*	4	2,274

Invesco Ltd.	53	897

James Hardie Industries plc, CHDI	11	187

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

United States — continued

Jazz Pharmaceuticals plc*	14	1,736

Johnson & Johnson	29	3,764

Kansas City Southern	24	3,318

Keurig Dr Pepper, Inc. (b)	55	1,540

KeyCorp	226	4,062

Keysight Technologies, Inc.*	23	2,339

Kimco Realty Corp., REIT	121	2,617

Kinder Morgan, Inc.	187	3,729

KLA Corp.	12	2,074

Kohl’s Corp.	46	2,334

Loews Corp. (e)	135	6,619

Lowe’s Cos., Inc.	19	2,166

Lululemon Athletica, Inc.*	10	1,998

Lyft, Inc., Class A*	18	729

M&T Bank Corp.	34	5,253

Marathon Petroleum Corp.	51	3,263

Marsh & McLennan Cos., Inc.	30	3,072

Martin Marietta Materials, Inc.	21	5,376

Mastercard, Inc., Class A	49	13,636

McKesson Corp.	18	2,343

Medtronic plc	25	2,722

Merck & Co., Inc.	145	12,539

Microchip Technology, Inc.	10	962

Microsoft Corp. (e)	261	37,448

Mid-America Apartment Communities, Inc., REIT	32	4,407

Middleby Corp. (The)*	13	1,522

Molson Coors Brewing Co., Class B	16	817

Morgan Stanley	266	12,235

Murphy USA, Inc.*	18	2,077

Nasdaq, Inc.	18	1,827

National Vision Holdings, Inc.*	33	784

Netflix, Inc.*	20	5,868

New York Times Co. (The), Class A	33	1,032

Nexstar Media Group, Inc., Class A	26	2,488

NextEra Energy, Inc.	59	13,963

NiSource, Inc.	33	918

Nordson Corp.	8	1,328

Nordstrom, Inc.	54	1,950

Norfolk Southern Corp.	29	5,356

Northern Trust Corp.	24	2,360

NVIDIA Corp. (e)	26	5,249

Old Dominion Freight Line, Inc.	11	2,010

O’Reilly Automotive, Inc.*	18	7,775

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Outfront Media, Inc., REIT	92	2,427

Packaging Corp. of America	25	2,741

Parker-Hannifin Corp.	7	1,300

Parsley Energy, Inc., Class A	81	1,282

PayPal Holdings, Inc.*	41	4,247

PBF Energy, Inc., Class A	45	1,439

Penn Virginia Corp.*	1	13

Pfizer, Inc.	200	7,662

Philip Morris International, Inc.	44	3,602

Phillips 66	24	2,846

Pioneer Natural Resources Co.	31	3,796

PNC Financial Services Group, Inc. (The)	51	7,477

Post Holdings, Inc.*	28	2,831

Procter & Gamble Co. (The)	41	5,136

Progressive Corp. (The)	32	2,230

Prologis, Inc., REIT	31	2,698

Prudential Financial, Inc.	12	1,085

Public Storage, REIT	15	3,425

QIAGEN NV*	6	169

QUALCOMM, Inc. (e)	42	3,410

Rayonier, Inc., REIT	71	1,904

Regeneron Pharmaceuticals, Inc.*	5	1,633

Remington Outdoor Co., Inc.* ‡	2	3

Ross Stores, Inc.	42	4,555

S&P Global, Inc.	13	3,367

Sage Therapeutics, Inc.*	5	663

salesforce.com, Inc.* (e)	53	8,319

ServiceNow, Inc.*	10	2,410

Slack Technologies, Inc., Class A* (b)	56	1,237

Softwareone Holding AG*	36	665

Southwest Airlines Co.	23	1,286

Splunk, Inc.*	8	986

Spotify Technology SA*	14	2,063

Stanley Black & Decker, Inc.	33	5,045

SunTrust Banks, Inc.	68	4,658

Synopsys, Inc.*	14	1,845

T. Rowe Price Group, Inc.	42	4,892

Take-Two Interactive Software, Inc.*	28	3,374

TD Ameritrade Holding Corp.	14	545

Teladoc Health, Inc.* (b)	37	2,827

Tesla, Inc.* (b)	6	1,959

Texas Instruments, Inc. (e)	31	3,676

TherapeuticsMD, Inc.* (b)	138	368

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

United States — continued

Thermo Fisher Scientific, Inc.	12	3,610

Tiffany & Co.	23	2,865

TJX Cos., Inc. (The)	85	4,890

Tractor Supply Co.	20	1,874

Trade Desk, Inc. (The), Class A*	7	1,410

Travelers Cos., Inc. (The)	34	4,444

Union Pacific Corp.	18	2,941

United Parcel Service, Inc., Class B	31	3,569

United Technologies Corp.	26	3,681

UnitedHealth Group, Inc. (e)	83	20,923

US Bancorp	69	3,938

Veeva Systems, Inc., Class A*	10	1,411

Ventas, Inc., REIT	49	3,175

Verizon Communications, Inc. (e)	93	5,651

Vertex Pharmaceuticals, Inc.*	23	4,476

Visa, Inc., Class A (e)	28	4,966

Vistra Energy Corp.	17	463

Vulcan Materials Co.	17	2,404

Walgreens Boots Alliance, Inc.	53	2,919

Waste Connections, Inc.	53	4,880

Wayfair, Inc., Class A* (e)	8	677

Wells Fargo & Co. (e)	164	8,487

Westrock Co.	63	2,357

Weyerhaeuser Co., REIT	45	1,306

Williams Cos., Inc. (The)	126	2,805

Willis Towers Watson plc	12	2,165

Xcel Energy, Inc.	120	7,641

Xilinx, Inc.	13	1,208

Zebra Technologies Corp., Class A*	10	2,424

Zimmer Biomet Holdings, Inc.	38	5,315

Zscaler, Inc.*	17	761

		881,776

Total Common Stocks (Cost $1,507,129)		1,812,725

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 12.4%

Argentina — 0.0% (c)

YPF Energia Electrica SA 10.00%, 7/25/2026 (f)	75	57

YPF SA

8.75%, 4/4/2024 (a)	40	33

6.95%, 7/21/2027 (a)	27	20

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Argentina — continued

8.50%, 6/27/2029 (f)	150	114

		224

Australia — 0.2%

Australia & New Zealand Banking Group Ltd.

2.13%, 8/19/2020	250	251

2.70%, 11/16/2020	300	302

Commonwealth Bank of Australia

2.25%, 3/10/2020 (f)	83	83

2.55%, 3/15/2021	250	253

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (f)	168	173

5.13%, 3/15/2023 (f)	140	146

5.13%, 5/15/2024 (f)	230	242

Macquarie Bank Ltd. (ICE LIBOR USD 3 Month + 0.45%), 2.62%, 8/6/2021 (f) (g)	450	450

Macquarie Group Ltd. 6.25%, 1/14/2021 (f)	805	843

National Australia Bank Ltd.

(ICE LIBOR USD 3 Month + 0.51%), 2.66%, 5/22/2020 (f) (g)	250	251

2.50%, 1/12/2021	1,050	1,056

Scentre Group Trust 1

REIT, 2.38%, 11/5/2019 (f)	190	190

REIT, 2.38%, 4/28/2021 (f)	52	52

Suncorp-Metway Ltd. 2.35%, 4/27/2020 (f)	233	233

Westpac Banking Corp.

2.65%, 1/25/2021	300	303

2.10%, 5/13/2021	640	642

		5,470

Bahrain — 0.0% (c)

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (a)	300	300

BBK BSC 5.50%, 7/9/2024 (a)	200	203

Oil and Gas Holding Co. BSCC (The) 7.63%, 11/7/2024 (f)	200	227

		730

Belarus — 0.0% (c)

Development Bank of the Republic of Belarus JSC

6.75%, 5/2/2024 (f)	200	210

Brazil — 0.0% (c)

Braskem Netherlands Finance BV 4.50%, 1/31/2030 (f)	200	198

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Brazil — continued

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (f)	200	233

Itau Unibanco Holding SA 6.20%, 12/21/2021 (a)	200	213

Klabin Austria GmbH 7.00%, 4/3/2049 (f)	200	217

MV24 Capital BV 6.75%, 6/1/2034 (f)	200	209

Petrobras Global Finance BV

5.09%, 1/15/2030 (f)	19	20

6.90%, 3/19/2049	370	429

		1,519

Canada — 0.6%

1011778 BC ULC 4.25%, 5/15/2024 (f)	3,602	3,697

Advanz Pharma Corp. 8.00%, 9/6/2024	361	344

Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019 (f)	96	96

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (f)	294	304

Bank of Montreal

(ICE LIBOR USD 3 Month + 0.40%), 2.35%, 1/22/2021 (g)	641	642

(ICE LIBOR USD 3 Month + 0.40%), 2.53%, 9/10/2021 (g)	700	702

Bank of Nova Scotia (The)

2.15%, 7/14/2020	700	701

2.35%, 10/21/2020	90	90

(ICE LIBOR USD 3 Month + 0.42%), 2.36%, 1/25/2021 (g)	650	652

3.13%, 4/20/2021	680	693

Bombardier, Inc.

6.00%, 10/15/2022 (f)	1,256	1,224

7.50%, 3/15/2025 (f)	93	89

7.88%, 4/15/2027 (f)	769	727

Canadian Imperial Bank of Commerce 2.70%, 2/2/2021	845	854

Federation des Caisses Desjardins du Quebec 2.25%, 10/30/2020 (f)	300	301

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (f)	1,003	1,031

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (f)	145	150

7.63%, 1/15/2025 (f)	145	147

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (f)	199	208

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (f)	348	304

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Canada — continued

MEG Energy Corp.

7.00%, 3/31/2024 (b) (f)	302	283

6.50%, 1/15/2025 (f)	120	125

National Bank of Canada 2.20%, 11/2/2020	1,050	1,053

NOVA Chemicals Corp.

5.00%, 5/1/2025 (f)	538	541

5.25%, 6/1/2027 (f)	331	340

Open Text Corp. 5.88%, 6/1/2026 (f)	873	931

Precision Drilling Corp.

5.25%, 11/15/2024	45	38

7.13%, 1/15/2026 (f)	517	447

Quebecor Media, Inc. 5.75%, 1/15/2023	81	88

Royal Bank of Canada

2.35%, 10/30/2020	1,050	1,056

2.50%, 1/19/2021	300	302

Stars Group Holdings BV 7.00%, 7/15/2026 (f)	335	361

Toronto-Dominion Bank (The)

2.50%, 12/14/2020	1,050	1,058

2.55%, 1/25/2021	300	302

Videotron Ltd.

5.38%, 6/15/2024 (f)	116	126

5.13%, 4/15/2027 (f)	315	335

		20,342

Cayman Islands — 0.0% (c)

Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (f)	360	250

Global Aircraft Leasing Co. Ltd. 13.75% (Blend (cash 6.50% + PIK 7.25%)), 9/15/2024 (f) (h)	610	623

		873

Chile — 0.0% (c)

Corp. Nacional del Cobre de Chile

3.00%, 9/30/2029 (f)	360	359

4.38%, 2/5/2049 (f)	300	331

4.38%, 2/5/2049 (a)	200	221

3.70%, 1/30/2050 (f)	250	245

Empresa Nacional del Petroleo

3.75%, 8/5/2026 (a)	200	205

5.25%, 11/6/2029 (f)	200	224

		1,585

China — 0.2%

China Development Bank

0.38%, 11/16/2021 (a)	EUR 1,270	1,427

2.63%, 1/24/2022 (a)	3,000	3,023

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

China — continued

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021(a)	200	202

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)	200	211

Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (a)	200	201

Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (a)	250	250

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (a)	200	212

Tencent Holdings Ltd.

3.98%, 4/11/2029 (f)	200	215

		5,741

Colombia — 0.0% (c)

Ecopetrol SA

5.88%, 9/18/2023	200	222

5.38%, 6/26/2026	228	256

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (f)	200	209

Millicom International Cellular SA 5.13%, 1/15/2028 (a)	200	206

		893

Ecuador — 0.0% (c)

Petroamazonas EP

4.63%, 2/16/2020 (a)	67	67

4.63%, 11/6/2020 (f)	450	443

		510

Finland — 0.1%

Nokia OYJ 4.38%, 6/12/2027	699	712

Nordea Bank Abp

2.13%, 5/29/2020 (f)	688	689

2.50%, 9/17/2020 (f)	200	201

2.25%, 5/27/2021 (f)	350	352

		1,954

France — 0.5%

Altice France SA

7.38%, 5/1/2026 (f)	1,684	1,803

8.13%, 2/1/2027 (f)	400	444

Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020 (f)	800	807

BNP Paribas SA 5.00%, 1/15/2021	800	830

Credit Agricole Corporate & Investment Bank SA

(ICE LIBOR USD 3 Month + 0.29%), 2.55%, 11/2/2020 (f) (g)	350	350

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

France — continued

Credit Agricole SA 2.75%, 6/10/2020 (f)		730	733

(ICE LIBOR USD 3 Month + 0.97%), 3.10%, 6/10/2020 (f) (g)		283	284

Dexia Credit Local SA

0.75%, 1/25/2023 (a)	EUR	3,500	4,037

1.63%, 12/8/2023 (a)	GBP	2,800	3,718

1.25%, 11/26/2024 (a)	EUR	2,100	2,512

Orange SA 1.63%, 11/3/2019		191	191

Societe Generale SA

2.50%, 4/8/2021 (f)		200	201

5.20%, 4/15/2021 (f)		200	209

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (f) (g) (i) (j)		660	695

			16,814

Georgia — 0.0% (c)

Georgian Railway JSC 7.75%, 7/11/2022 (a)		200	219

Germany — 0.1%

BMW US Capital LLC

3.25%, 8/14/2020 (f)		1,002	1,013

3.10%, 4/12/2021 (f)		380	387

Daimler Finance North America LLC 2.70%, 8/3/2020 (f)		762	766

Deutsche Telekom International Finance BV 2.23%, 1/17/2020 (f)		745	745

			2,911

Hong Kong — 0.0% (c)

Melco Resorts Finance Ltd. 5.63%, 7/17/2027 (f)		800	837

Metropolitan Light Co. Ltd. 5.50%, 11/21/2022 (f)		180	186

			1,023

Hungary — 0.0% (c)

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (a)		200	207

India — 0.0% (c)

Greenko Mauritius Ltd. 6.25%, 2/21/2023 (f)		200	203

Indonesia — 0.0% (c)

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (f)		200	220

6.53%, 11/15/2028 (f)		200	242

6.76%, 11/15/2048 (f)		200	257

LLPL Capital Pte. Ltd. 6.88%, 2/4/2039 (f)		198	231

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Indonesia — continued

Pertamina Persero PT 6.50%, 11/7/2048 (a)	200	261

Perusahaan Listrik Negara PT 4.13%, 5/15/2027 (a)	200	210

		1,421

Ireland — 0.1%

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (f)	800	840

5.25%, 8/15/2027 (f)	834	855

Avolon Holdings Funding Ltd. 5.25%, 5/15/2024 (f)	1,924	2,098

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (f)	1,019	1,120

		4,913

Italy — 0.0% (c)

Telecom Italia Capital SA 6.38%, 11/15/2033	405	447

Telecom Italia SpA 5.30%, 5/30/2024 (f)	305	326

		773

Japan — 0.1%

Development Bank of Japan, Inc. 3.13%, 9/6/2023 (f)	1,850	1,925

Mizuho Bank Ltd. 2.70%, 10/20/2020 (f)	200	202

MUFG Bank Ltd.

2.30%, 3/5/2020 (f)	200	200

2.75%, 9/14/2020 (f)	1,050	1,058

Sumitomo Mitsui Banking Corp. (ICE LIBOR USD 3 Month + 0.37%), 2.37%, 10/16/2020 (g)	400	401

		3,786

Kazakhstan — 0.0% (c)

KazMunayGas National Co. JSC

3.88%, 4/19/2022 (a)	200	205

4.75%, 4/19/2027 (a)	200	218

5.75%, 4/19/2047 (a)	200	233

6.38%, 10/24/2048 (a)	200	252

KazTransGas JSC 4.38%, 9/26/2027 (a)	200	210

		1,118

Luxembourg — 0.2%

Altice Financing SA

6.63%, 2/15/2023 (f)	200	205

7.50%, 5/15/2026 (f)	1,075	1,142

Altice Luxembourg SA

7.63%, 2/15/2025 (f)	670	691

10.50%, 5/15/2027 (f)	373	422

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Luxembourg — continued

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	1,568	1,466

8.00%, 2/15/2024 (f)	1,125	1,160

8.50%, 10/15/2024 (f)	1,330	1,340

9.75%, 7/15/2025 (f)	435	452

		6,878

Malaysia — 0.0% (c)

Petronas Capital Ltd. 4.50%, 3/18/2045 (a)	200	243

Mexico — 0.1%

America Movil SAB de CV 5.00%, 3/30/2020	104	105

Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (a)	200	212

Cemex SAB de CV 7.75%, 4/16/2026 (f)	1,185	1,277

Petroleos Mexicanos

(ICE LIBOR USD 3 Month + 3.65%), 5.79%, 3/11/2022 (g)	200	208

5.38%, 3/13/2022	50	52

3.50%, 1/30/2023	150	151

6.49%, 1/23/2027 (f)	90	96

5.50%, 6/27/2044	236	211

5.63%, 1/23/2046	100	90

6.75%, 9/21/2047	75	75

7.69%, 1/23/2050 (f)	272	295

		2,772

Mongolia — 0.0% (c)

Trade & Development Bank of Mongolia LLC 9.38%, 5/19/2020 (a)	350	359

Morocco — 0.0% (c)

OCP SA 6.88%, 4/25/2044 (a)	310	387

Netherlands — 0.3%

ABN AMRO Bank NV 2.65%, 1/19/2021 (f)	1,050	1,057

BNG Bank NV

2.50%, 2/16/2021 (b) (f)	3,538	3,570

4.75%, 3/6/2023 (a)	AUD 602	462

Cooperatieve Rabobank UA

4.50%, 1/11/2021	409	422

2.50%, 1/19/2021	850	856

3.13%, 4/26/2021	850	865

ING Bank NV

2.70%, 8/17/2020 (f)	299	301

2.75%, 3/22/2021 (b) (f)	200	202

Starfruit Finco BV 8.00%, 10/1/2026 (b) (f)	280	279

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Netherlands — continued

Trivium Packaging Finance BV

5.50%, 8/15/2026 (f) (k)	249	261

8.50%, 8/15/2027 (f) (k)	227	241

UPC Holding BV 5.50%, 1/15/2028 (f)	200	204

UPCB Finance IV Ltd. 5.38%, 1/15/2025 (f)	450	464

		9,184

New Zealand — 0.0% (c)

ANZ New Zealand Int’l Ltd. 2.85%, 8/6/2020 (f)	800	805

Nigeria — 0.0% (c)

IHS Netherlands Holdco BV 8.00%, 9/18/2027 (f)	200	209

Norway — 0.0% (c)

Aker BP ASA

4.75%, 6/15/2024 (f)	310	323

5.88%, 3/31/2025 (f)	406	429

DNB Bank ASA (ICE LIBOR USD 3 Month + 0.37%), 2.46%, 10/2/2020 (f) (g)	250	250

DNO ASA 8.75%, 5/31/2023 (a)	200	203

Equinor ASA 2.25%, 11/8/2019	135	135

		1,340

Panama — 0.0% (c)

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (f)	200	249

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (f)	200	228

		477

Peru — 0.1%

Consorcio Transmantaro SA 4.70%, 4/16/2034 (f)	200	219

Corp. Financiera de Desarrollo SA 4.75%, 7/15/2025 (a)	200	220

Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (a)	200	204

Inkia Energy Ltd. 5.88%, 11/9/2027 (f)	230	239

Lima Metro Line 2 Finance Ltd. 4.35%, 4/5/2036 (f)	200	212

Petroleos del Peru SA

4.75%, 6/19/2032 (a)	400	428

5.63%, 6/19/2047 (a)	200	233

		1,755

Qatar — 0.0% (c)

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)	380	386

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Qatar — continued

QNB Finance Ltd. 2.13%, 9/7/2021 (a)	200	198

		584

Saudi Arabia — 0.0% (c)

Saudi Arabian Oil Co. 3.50%, 4/16/2029 (a)	300	310

Singapore — 0.3%

Temasek Financial I Ltd.

0.50%, 3/1/2022 (a)	EUR 2,000	2,266

3.63%, 8/1/2028 (f)	6,158	6,813

United Overseas Bank Ltd. (ICE LIBOR USD 3 Month + 0.48%), 2.41%, 4/23/2021 (f) (g)	300	300

		9,379

South Africa — 0.0% (c)

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (a)	200	202

6.75%, 8/6/2023 (a)	200	206

8.45%, 8/10/2028 (a)	200	219

Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (f)	260	259

		886

South Korea — 0.2%

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (a) (g) (i) (j)	330	324

Korea Development Bank (The)

3.00%, 3/19/2022	1,087	1,112

1.75%, 12/15/2022 (a)	GBP 2,450	3,235

2.13%, 10/1/2024	1,826	1,826

		6,497

Spain — 0.0% (c)

AI Candelaria Spain SLU 7.50%, 12/15/2028 (f)	340	383

International Airport Finance SA 12.00%, 3/15/2033 (f)	200	216

		599

Sweden — 0.0% (c)

Skandinaviska Enskilda Banken AB 2.63%, 11/17/2020 (f)	200	201

Svenska Handelsbanken AB

1.95%, 9/8/2020	572	572

2.40%, 10/1/2020	250	252

		1,025

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Switzerland — 0.0% (c)

UBS AG 2.20%, 6/8/2020 (f)	300	301

UBS Group AG 3.00%, 4/15/2021 (f)	428	434

		735

Trinidad and Tobago — 0.0% (c)

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (f)	150	168

Turkey — 0.0% (c)

Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (a)	200	195

United Arab Emirates — 0.1%

DAE Funding LLC 5.00%, 8/1/2024 (f)	754	788

EA Partners I BV 6.88%, 9/28/2020 (a) (l)	590	243

MDGH—GMTN BV

3.75%, 4/19/2029 (a)	200	213

2.88%, 11/7/2029 (f)	200	198

3.70%, 11/7/2049 (f)	200	201

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (f)	1,082	909

		2,552

United Kingdom — 0.3%

Barclays Bank plc

2.65%, 1/11/2021	700	706

7.63%, 11/21/2022	400	447

Barclays plc

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (g) (i) (j)	211	225

4.38%, 9/11/2024	1,319	1,382

BAT International Finance plc 2.75%, 6/15/2020 (f)	252	253

BP Capital Markets plc (ICE LIBOR USD 3 Month + 0.25%), 2.38%, 11/24/2020 (g)	454	455

Diageo Capital plc 4.83%, 7/15/2020	1,000	1,021

eG Global Finance plc 6.75%, 2/7/2025 (f)	481	481

HSBC Holdings plc

3.40%, 3/8/2021	700	712

2.95%, 5/25/2021	208	211

Ithaca Energy North Sea plc 9.38%, 7/15/2024 (f)	646	656

Lloyds Bank plc 2.70%, 8/17/2020	749	754

Nationwide Building Society 2.35%, 1/21/2020 (f)	237	237

Royal Bank of Scotland Group plc

(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (g) (i) (j)	200	204

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — continued

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (g) (i) (j)	628	677

6.00%, 12/19/2023	855	949

Standard Chartered plc 3.05%, 1/15/2021 (f)	1,070	1,079

Virgin Media Secured Finance plc

5.50%, 8/15/2026 (f)	260	273

5.50%, 5/15/2029 (f)	200	213

		10,935

United States — 8.9%

AbbVie, Inc. 2.50%, 5/14/2020	642	644

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	713	724

6.50%, 3/1/2024	237	245

ACCO Brands Corp. 5.25%, 12/15/2024 (f)	219	227

ACE Cash Express, Inc. 12.00%, 12/15/2022 (f)	485	449

Adient US LLC 7.00%, 5/15/2026 (f)	445	468

ADT Security Corp. (The) 4.88%, 7/15/2032 (f)	630	545

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (f)	134	137

AECOM 5.13%, 3/15/2027	769	811

AES Corp. 6.00%, 5/15/2026	810	865

Ahern Rentals, Inc. 7.38%, 5/15/2023 (f)	918	744

AIG Global Funding (ICE LIBOR USD 3 Month + 0.65%), 2.60%, 1/22/2021 (f) (g)	281	282

Air Lease Corp. (ICE LIBOR USD 3 Month + 0.67%), 2.81%, 6/3/2021 (g)	544	546

AK Steel Corp. 6.38%, 10/15/2025 (b)	685	565

Albertsons Cos., Inc.

6.63%, 6/15/2024	765	803

5.75%, 3/15/2025	210	217

7.50%, 3/15/2026 (f)	1,950	2,167

5.88%, 2/15/2028 (f)	1,467	1,575

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (f)	202	213

Allegheny Technologies, Inc.

5.95%, 1/15/2021	86	89

7.88%, 8/15/2023 (k)	225	245

Allied Universal Holdco LLC

6.63%, 7/15/2026 (f)	170	181

9.75%, 7/15/2027 (f)	175	183

Allison Transmission, Inc. 4.75%, 10/1/2027 (f)	473	484

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Ally Financial, Inc.

4.63%, 3/30/2025	1,117	1,210

5.75%, 11/20/2025	840	936

8.00%, 11/1/2031	639	893

Altria Group, Inc. 2.63%, 1/14/2020	478	478

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	739	702

5.88%, 11/15/2026	328	299

6.13%, 5/15/2027 (b)	317	287

AMC Networks, Inc.

5.00%, 4/1/2024	60	61

4.75%, 8/1/2025	408	412

American Airlines Group, Inc. 5.00%, 6/1/2022 (f)	373	389

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (b)	1,825	1,761

6.25%, 3/15/2026	158	150

6.50%, 4/1/2027	842	798

American Honda Finance Corp.

(ICE LIBOR USD 3 Month + 0.15%), 2.33%, 11/13/2019 (g)	45	45

1.95%, 7/20/2020	350	350

AmeriGas Partners LP

5.50%, 5/20/2025	615	660

5.88%, 8/20/2026	262	290

Amkor Technology, Inc. 6.63%, 9/15/2027 (f)	817	895

AMN Healthcare, Inc. 5.13%, 10/1/2024 (f)	175	182

Amsted Industries, Inc.

5.38%, 9/15/2024 (f)	127	130

5.63%, 7/1/2027 (f)	201	212

Antero Midstream Partners LP 5.38%, 9/15/2024	115	93

Antero Resources Corp.

5.38%, 11/1/2021	144	129

5.13%, 12/1/2022	196	147

5.63%, 6/1/2023	149	104

Arconic, Inc.

5.13%, 10/1/2024	508	545

5.90%, 2/1/2027	1,458	1,621

Athene Global Funding 2.75%, 4/20/2020 (f)	923	926

Avaya, Inc. 7.00%, 4/1/2019 ‡ (f) (l)	561	—	(d)

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (b) (f)	720	734

5.75%, 7/15/2027 (f)	387	395

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

B&G Foods, Inc. 5.25%, 4/1/2025	1,761	1,798

Bank of America Corp.

5.63%, 7/1/2020	300	307

2.63%, 4/19/2021	319	323

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (g) (i) (j)	968	1,071

Bank of America NA (ICE LIBOR USD 3 Month + 0.35%), 2.48%, 5/24/2021 (g)	756	757

Bank of New York Mellon (The) (ICE LIBOR USD 3 Month + 0.30%), 2.43%, 12/4/2020 (g)	250	250

Bank of New York Mellon Corp. (The) 2.60%, 8/17/2020	271	272

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (f)	228	258

Bausch Health Cos., Inc.

5.50%, 3/1/2023 (f)	11	11

5.88%, 5/15/2023 (f)	592	601

7.00%, 3/15/2024 (f)	847	886

6.13%, 4/15/2025 (f)	1,048	1,088

5.50%, 11/1/2025 (f)	1,202	1,256

9.00%, 12/15/2025 (f)	1,800	2,027

5.75%, 8/15/2027 (f)	344	373

7.00%, 1/15/2028 (f)	287	310

7.25%, 5/30/2029 (f)	315	347

BB&T Corp.

2.45%, 1/15/2020	43	43

2.63%, 6/29/2020	750	753

Berry Global, Inc.

5.50%, 5/15/2022	40	41

4.88%, 7/15/2026 (f)	468	492

Big River Steel LLC 7.25%, 9/1/2025 (f)	298	306

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (f)	369	381

Boston Properties LP REIT, 4.13%, 5/15/2021	700	719

Boyd Gaming Corp.

6.38%, 4/1/2026	825	876

6.00%, 8/15/2026	212	225

Boyne USA, Inc. 7.25%, 5/1/2025 (f)	652	712

BP Capital Markets America, Inc. 4.50%, 10/1/2020	700	716

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	613	481

Brink’s Co. (The) 4.63%, 10/15/2027 (f)	1,065	1,078

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (f)	852	888

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (g)	515	376

Cablevision Systems Corp.

8.00%, 4/15/2020	584	599

5.88%, 9/15/2022	215	232

Caleres, Inc. 6.25%, 8/15/2023	102	105

Callon Petroleum Co.

6.13%, 10/1/2024	340	323

6.38%, 7/1/2026	147	137

Calpine Corp.

5.75%, 1/15/2025	612	627

5.25%, 6/1/2026 (f)	910	947

Capital One Financial Corp.

2.50%, 5/12/2020	487	488

3.45%, 4/30/2021	700	715

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (b)	447	416

Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (f)	850	888

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.25%), 2.38%, 8/26/2020 (g)	350	350

Series I, 2.65%, 5/17/2021	560	567

CCM Merger, Inc. 6.00%, 3/15/2022 (f)	300	307

CCO Holdings LLC

5.13%, 2/15/2023	589	601

5.75%, 9/1/2023	545	556

5.88%, 4/1/2024 (f)	1,414	1,474

5.38%, 5/1/2025 (f)	265	275

5.75%, 2/15/2026 (f)	2,066	2,182

5.50%, 5/1/2026 (f)	1,205	1,270

5.13%, 5/1/2027 (f)	1,715	1,807

5.88%, 5/1/2027 (f)	773	819

5.00%, 2/1/2028 (f)	487	509

5.38%, 6/1/2029 (f)	543	580

4.75%, 3/1/2030 (f)	892	909

CDK Global, Inc. 5.25%, 5/15/2029 (f)	873	927

CDW LLC

5.50%, 12/1/2024	120	134

5.00%, 9/1/2025	190	198

4.25%, 4/1/2028	572	593

Cedar Fair LP 5.38%, 4/15/2027	31	33

Centene Corp.

6.13%, 2/15/2024	83	86

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

4.75%, 1/15/2025	598	619

5.38%, 6/1/2026 (f)	660	699

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	700	716

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	395	418

Series Y, 7.50%, 4/1/2024	220	250

5.63%, 4/1/2025	840	885

Chemours Co. (The) 7.00%, 5/15/2025	870	840

Cheniere Energy Partners LP

5.25%, 10/1/2025	268	277

5.63%, 10/1/2026	268	283

Chevron Phillips Chemical Co. LLC 2.45%, 5/1/2020 (f)	221	221

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (b) (f)	672	606

8.00%, 10/15/2025 (f)	56	50

Cinemark USA, Inc. 4.88%, 6/1/2023	335	340

CIT Group, Inc.

4.75%, 2/16/2024	875	936

6.13%, 3/9/2028	300	354

CITGO Petroleum Corp. 6.25%, 8/15/2022 (f)	100	101

Citibank NA (ICE LIBOR USD 3 Month + 0.30%), 2.27%, 10/20/2020 (g)	250	250

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (g) (i) (j)	359	371

2.70%, 3/30/2021	660	666

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (g) (i) (j)	805	861

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (g) (i) (j)	210	237

Citizens Bank NA

2.45%, 12/4/2019	349	349

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 5/26/2020 (g)	258	259

2.55%, 5/13/2021	700	705

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (f)	2,360	2,596

5.13%, 8/15/2027 (f)	629	655

Clearwater Paper Corp.

4.50%, 2/1/2023	219	220

5.38%, 2/1/2025 (f)	739	724

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Clearway Energy Operating LLC 5.00%, 9/15/2026	525	525

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (f)	35	36

5.75%, 3/1/2025	238	235

CNG Holdings, Inc. 12.50%, 6/15/2024 (f)	1,520	1,429

CNO Financial Group, Inc. 5.25%, 5/30/2025	589	645

CNX Midstream Partners LP 6.50%, 3/15/2026 (f)	152	142

Coeur Mining, Inc. 5.88%, 6/1/2024	289	287

Colfax Corp.

6.00%, 2/15/2024 (f)	216	230

6.38%, 2/15/2026 (f)	120	130

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	320	322

Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 2.43%, 10/1/2020 (g)	550	551

Comerica Bank 2.50%, 6/2/2020	250	251

Commercial Metals Co.

4.88%, 5/15/2023	84	87

5.38%, 7/15/2027	361	370

CommScope Technologies LLC 6.00%, 6/15/2025 (f)	222	199

CommScope, Inc.

5.50%, 3/1/2024 (f)	741	751

5.50%, 6/15/2024 (f)	604	571

6.00%, 3/1/2026 (f)	735	755

8.25%, 3/1/2027 (f)	725	687

Community Health Systems, Inc.

5.13%, 8/1/2021	329	328

6.25%, 3/31/2023	962	937

8.63%, 1/15/2024 (f)	725	741

8.13%, 6/30/2024 (f)	806	613

8.00%, 3/15/2026 (f)	154	151

Consolidated Edison, Inc. 2.00%, 5/15/2021	700	701

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (f)	553	393

Constellium SE 5.75%, 5/15/2024 (f)	255	262

Covanta Holding Corp. 5.88%, 3/1/2024	206	212

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (k)	19	19

5.75%, 4/1/2025	676	698

Crown Americas LLC 4.75%, 2/1/2026	419	440

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CSC Holdings LLC

6.75%, 11/15/2021	304	328

5.38%, 7/15/2023 (f)	480	492

5.25%, 6/1/2024	650	700

7.75%, 7/15/2025 (f)	427	458

6.63%, 10/15/2025 (f)	450	479

5.50%, 5/15/2026 (f)	1,350	1,423

5.50%, 4/15/2027 (f)	1,473	1,561

5.38%, 2/1/2028 (f)	690	730

6.50%, 2/1/2029 (f)	760	851

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (f)	477	506

Curo Group Holdings Corp. 8.25%, 9/1/2025 (f)	1,190	1,047

CVR Partners LP 9.25%, 6/15/2023 (f)	2,575	2,697

Darling Ingredients, Inc. 5.25%, 4/15/2027 (f)	380	399

DaVita, Inc.

5.13%, 7/15/2024	1,182	1,206

5.00%, 5/1/2025	781	791

DCP Midstream Operating LP

3.88%, 3/15/2023	320	323

5.38%, 7/15/2025	373	393

Delek Logistics Partners LP 6.75%, 5/15/2025	851	849

Dell International LLC

5.88%, 6/15/2021 (f)	128	130

7.13%, 6/15/2024 (f)	180	191

Delphi Technologies plc 5.00%, 10/1/2025 (f)	200	173

Denbury Resources, Inc. 9.00%, 5/15/2021 (f)	195	171

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	197	103

Diamond Sports Group LLC

5.38%, 8/15/2026 (f)	541	565

6.63%, 8/15/2027 (b) (f)	215	221

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	521	449

DISH DBS Corp.

5.13%, 5/1/2020	335	338

6.75%, 6/1/2021	1,221	1,285

5.88%, 7/15/2022	479	501

5.00%, 3/15/2023	198	200

5.88%, 11/15/2024	420	421

7.75%, 7/1/2026	664	670

Dole Food Co., Inc. 7.25%, 6/15/2025 (f)	693	660

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	101	102

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Dominion Energy, Inc. 2.52%, 7/1/2020 (k)	400	401

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (f)	1,507	1,586

Duke Energy Carolinas LLC 4.30%, 6/15/2020	740	751

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (f)	292	319

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 2.87%, 11/15/2020 (g)	65	65

Edgewell Personal Care Co. 4.70%, 5/24/2022	43	44

Embarq Corp. 8.00%, 6/1/2036	1,742	1,725

EMC Corp. 3.38%, 6/1/2023	403	405

Emerson Electric Co. 4.25%, 11/15/2020	395	404

Enbridge Energy Partners LP 4.38%, 10/15/2020	550	561

Encompass Health Corp. 5.75%, 11/1/2024	445	450

Endo Dac

6.00%, 7/15/2023 (f)	265	175

6.00%, 2/1/2025 (f) (k)	200	128

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (g) (i) (j)	760	522

4.40%, 4/1/2024	340	319

4.15%, 6/1/2025	249	224

Entegris, Inc. 4.63%, 2/10/2026 (f)	392	404

Entercom Media Corp.

7.25%, 11/1/2024 (b) (f)	700	730

6.50%, 5/1/2027 (f)	233	243

Enterprise Development Authority (The) 12.00%, 7/15/2024 (f)	1,144	1,253

Enterprise Products Operating LLC

5.25%, 1/31/2020	534	538

5.20%, 9/1/2020	169	173

Envision Healthcare Corp. 8.75%, 10/15/2026 (f)	321	181

EOG Resources, Inc.

2.45%, 4/1/2020	124	124

4.10%, 2/1/2021	660	678

EP Energy LLC

8.00%, 11/29/2024 (f) (l)	396	162

8.00%, 2/15/2025 (f) (l)	406	8

7.75%, 5/15/2026 (b) (f) (l)	418	291

ERP Operating LP REIT, 4.75%, 7/15/2020	730	739

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (f)	300	310

REIT, 4.63%, 10/1/2027 (f)	450	451

Eversource Energy 2.50%, 3/15/2021	700	704

Exela Intermediate LLC 10.00%, 7/15/2023 (f)	1,600	764

Exelon Corp. 5.15%, 12/1/2020	602	617

Exelon Generation Co. LLC 2.95%, 1/15/2020	77	77

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (f)	607	648

FirstCash, Inc. 5.38%, 6/1/2024 (f)	447	463

Freeport-McMoRan, Inc. 3.88%, 3/15/2023	1,260	1,279

Frontier Communications Corp.

7.13%, 1/15/2023	215	97

7.63%, 4/15/2024	100	45

6.88%, 1/15/2025	525	234

11.00%, 9/15/2025	615	289

8.50%, 4/1/2026 (f)	1,020	1,022

General Dynamics Corp. 3.00%, 5/11/2021	292	297

Genesis Energy LP

6.75%, 8/1/2022	50	50

6.00%, 5/15/2023	215	209

5.63%, 6/15/2024	607	566

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (f)	326	352

Getty Images, Inc. 9.75%, 3/1/2027 (f)	33	33

Global Partners LP

7.00%, 6/15/2023	330	341

7.00%, 8/1/2027 (f)	518	539

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (f)	521	552

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.16%), 3.09%, 4/23/2020 (g)	260	261

2.75%, 9/15/2020	500	503

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026 (b)	1,239	1,281

4.88%, 3/15/2027 (b)	700	703

Gray Television, Inc.

5.13%, 10/15/2024 (f)	311	322

5.88%, 7/15/2026 (f)	302	317

7.00%, 5/15/2027 (f)	845	925

Greif, Inc. 6.50%, 3/1/2027 (f)	594	639

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (f)	393	403

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

H&E Equipment Services, Inc. 5.63%, 9/1/2025	345	363

Hanesbrands, Inc. 4.88%, 5/15/2026 (f)	532	563

Harsco Corp. 5.75%, 7/31/2027 (f)	172	179

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (f)	189	199

HCA Healthcare, Inc. 6.25%, 2/15/2021	675	707

HCA, Inc.

7.50%, 2/15/2022	532	590

5.88%, 5/1/2023	784	860

5.38%, 2/1/2025	1,293	1,421

5.88%, 2/15/2026	1,030	1,159

5.63%, 9/1/2028	573	644

Hecla Mining Co. 6.88%, 5/1/2021	665	655

Herc Holdings, Inc. 5.50%, 7/15/2027 (f)	355	368

Hertz Corp. (The)

7.63%, 6/1/2022 (f)	376	391

5.50%, 10/15/2024 (f)	1,025	1,017

7.13%, 8/1/2026 (f)	410	423

Hilcorp Energy I LP

5.00%, 12/1/2024 (f)	229	203

5.75%, 10/1/2025 (f)	25	22

6.25%, 11/1/2028 (f)	227	192

Hill-Rom Holdings, Inc.

5.00%, 2/15/2025 (f)	310	321

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	205	215

4.88%, 1/15/2030 (f)	337	358

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	367	390

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	209	215

4.88%, 4/1/2027	302	319

Holly Energy Partners LP 6.00%, 8/1/2024 (f)	379	395

Hologic, Inc. 4.38%, 10/15/2025 (f)	592	607

HSBC USA, Inc. 2.75%, 8/7/2020	160	161

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	85	91

6.63%, 8/1/2026	300	325

Huntington National Bank (The)

2.38%, 3/10/2020	700	701

2.88%, 8/20/2020	200	201

(ICE LIBOR USD 3 Month + 0.55%), 2.84%, 2/5/2021 (g)	250	251

Icahn Enterprises LP

6.75%, 2/1/2024	690	719

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

6.38%, 12/15/2025	681	715

6.25%, 5/15/2026	416	441

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (l)	442	—

6.38%, 5/1/2026	277	298

8.38%, 5/1/2027	1,673	1,794

5.25%, 8/15/2027 (f)	315	325

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 3.77%, 12/21/2065 (f) (g)	1,015	749

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.02%, 12/21/2065 (f) (g)	880	675

Infor US, Inc. 6.50%, 5/15/2022	204	207

International Game Technology plc 6.50%, 2/15/2025 (f)	800	889

IQVIA, Inc. 5.00%, 10/15/2026 (f)	200	211

IRB Holding Corp. 6.75%, 2/15/2026 (f)	812	826

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (f)	2,130	2,194

REIT, 5.25%, 3/15/2028 (f)	583	612

Jackson National Life Global Funding 2.60%, 12/9/2020 (f)	700	705

(ICE LIBOR USD 3 Month + 0.31%), 2.43%, 3/16/2021 (f) (g)	500	501

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (f)	398	415

JBS USA LUX SA

5.88%, 7/15/2024 (f)	349	361

5.75%, 6/15/2025 (f)	1,041	1,085

6.75%, 2/15/2028 (f)	883	973

6.50%, 4/15/2029 (f)	1,166	1,297

5.50%, 1/15/2030 (f)	685	738

John Deere Capital Corp.

1.95%, 6/22/2020	700	700

2.30%, 6/7/2021	466	470

Kaiser Aluminum Corp. 5.88%, 5/15/2024	171	178

KeyBank NA 2.25%, 3/16/2020	250	250

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (f)	275	285

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (f)	699	709

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (f)	959	1,008

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Lennar Corp.

5.88%, 11/15/2024	255	284

5.25%, 6/1/2026	65	72

5.00%, 6/15/2027	1,110	1,199

Level 3 Financing, Inc.

5.63%, 2/1/2023	92	93

5.13%, 5/1/2023	223	226

5.38%, 1/15/2024	97	99

5.38%, 5/1/2025	506	523

5.25%, 3/15/2026	1,612	1,682

Levi Strauss & Co. 5.00%, 5/1/2025	5	5

LG&E & KU Energy LLC 3.75%, 11/15/2020	700	709

Liberty Interactive LLC 8.25%, 2/1/2030	550	560

Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (f)	196	202

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (f)	463	493

4.75%, 10/15/2027 (f)	175	183

LPL Holdings, Inc. 5.75%, 9/15/2025 (f)	510	529

Mallinckrodt International Finance SA 5.50%, 4/15/2025 (f)	90	30

Manufacturers & Traders Trust Co. 2.63%, 1/25/2021	1,050	1,059

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	712	770

4.75%, 1/15/2028 (f)	84	86

Martin Midstream Partners LP 7.25%, 2/15/2021	793	713

MassMutual Global Funding II 1.95%, 9/22/2020 (f)	200	200

MasTec, Inc. 4.88%, 3/15/2023	877	889

Mattel, Inc.

2.35%, 8/15/2021	175	171

3.15%, 3/15/2023	173	165

6.75%, 12/31/2025 (f)	2,639	2,761

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (f)	1,041	1,071

7.25%, 4/15/2025 (f)	445	425

Metropolitan Life Global Funding I

2.05%, 6/12/2020 (f)	200	200

2.50%, 12/3/2020 (f)	280	282

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027 (f)	347	392

MGM Resorts International 4.63%, 9/1/2026	344	360

Midcontinent Communications 5.38%, 8/15/2027 (f)	420	440

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 2.75%, 3/27/2020 (g)	370	370

Morgan Stanley

5.75%, 1/25/2021	500	522

2.50%, 4/21/2021	900	907

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (f)	1,378	1,285

MSCI, Inc. 5.38%, 5/15/2027 (f)	664	709

MTS Systems Corp. 5.75%, 8/15/2027 (f)	343	359

National CineMedia LLC 5.88%, 4/15/2028 (f)	230	242

National Rural Utilities Cooperative Finance Corp. 2.30%, 11/1/2020	97	97

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (f)	1,048	1,111

9.13%, 7/15/2026 (f)	413	452

Nationstar Mortgage LLC 6.50%, 6/1/2022	353	354

NCR Corp.

5.75%, 9/1/2027 (f)	430	440

6.13%, 9/1/2029 (f)	435	456

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (f) (h)	163	84

8.00%, 10/25/2024 (f)	232	62

Netflix, Inc.

4.38%, 11/15/2026	500	509

4.88%, 4/15/2028	540	558

5.38%, 11/15/2029 (f)	222	234

New Albertsons LP

7.75%, 6/15/2026	15	15

6.63%, 6/1/2028	251	229

7.45%, 8/1/2029	40	40

8.70%, 5/1/2030	899	940

8.00%, 5/1/2031	420	428

New York Life Global Funding

(ICE LIBOR USD 3 Month + 0.28%), 2.22%, 1/28/2021 (f) (g)	135	135

(ICE LIBOR USD 3 Month + 0.32%), 2.56%, 8/6/2021 (f) (g)	42	42

(ICE LIBOR USD 3 Month + 0.28%), 2.23%, 1/21/2022 (f) (g)	290	291

Newmont Goldcorp Corp. 3.63%, 6/9/2021	225	230

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (f)	35	35

5.63%, 8/1/2024 (f)	573	598

5.63%, 7/15/2027 (f)	384	405

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (f)	360	370

4.50%, 9/15/2027 (f)	464	473

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (b) (f)	175	174

Nielsen Finance LLC 5.00%, 4/15/2022 (f)	252	253

Nissan Motor Acceptance Corp. 2.25%, 1/13/2020 (f)	37	37

Noble Holding International Ltd. 6.20%, 8/1/2040	321	124

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (h)	411	424

Northwest Acquisitions ULC 7.13%, 11/1/2022 (f)	170	85

Novelis Corp.

6.25%, 8/15/2024 (f)	371	388

5.88%, 9/30/2026 (f)	294	309

NRG Energy, Inc.

6.63%, 1/15/2027	667	723

5.25%, 6/15/2029 (f)	624	669

Nuance Communications, Inc. 5.63%, 12/15/2026	856	908

NuStar Logistics LP

6.00%, 6/1/2026	186	199

5.63%, 4/28/2027	382	397

Oasis Petroleum, Inc.

6.88%, 3/15/2022	348	309

6.25%, 5/1/2026 (b) (f)	483	329

Oceaneering International, Inc. 6.00%, 2/1/2028	158	146

Outfront Media Capital LLC

5.88%, 3/15/2025	375	387

5.00%, 8/15/2027 (f)	217	228

PACCAR Financial Corp. (ICE LIBOR USD 3 Month + 0.20%), 2.38%, 11/13/2020 (g)	250	250

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (f)	445	423

Parsley Energy LLC 5.63%, 10/15/2027 (f)	173	179

Party City Holdings, Inc. 6.63%, 8/1/2026 (b) (f)	367	355

PBF Holding Co. LLC

7.00%, 11/15/2023	139	143

7.25%, 6/15/2025	561	586

PBF Logistics LP 6.88%, 5/15/2023	242	248

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Peabody Energy Corp.

6.00%, 3/31/2022 (f)	92	85

6.38%, 3/31/2025 (f)	280	232

Penske Automotive Group, Inc. 5.50%, 5/15/2026	1,387	1,449

Penske Truck Leasing Co. LP 3.20%, 7/15/2020 (f)	449	452

Performance Food Group, Inc. 5.50%, 10/15/2027 (f)	288	305

PetSmart, Inc.

7.13%, 3/15/2023 (f)	419	388

5.88%, 6/1/2025 (f)	980	965

Philip Morris International, Inc. 2.00%, 2/21/2020	150	150

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (f)	825	726

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (f)	1,190	1,235

Pitney Bowes, Inc.

5.20%, 4/1/2023 (k)	472	465

4.63%, 3/15/2024	66	62

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (g) (i) (j)	157	146

Plantronics, Inc. 5.50%, 5/31/2023 (f)	706	718

PNC Bank NA 2.45%, 11/5/2020	1,050	1,056

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (f) (h)	752	632

Post Holdings, Inc.

5.00%, 8/15/2026 (f)	1,233	1,282

5.50%, 12/15/2029 (f)	402	424

Pricoa Global Funding I 2.55%, 11/24/2020 (f)	1,050	1,058

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (f)	199	209

5.75%, 4/15/2026 (f)	2,733	2,803

Principal Life Global Funding II (ICE LIBOR USD 3 Month + 0.33%), 2.47%, 3/2/2021 (f) (g)	438	438

Protective Life Global Funding

2.26%, 4/8/2020 (f)	317	317

2.16%, 9/25/2020 (f)	700	702

2.92%, 4/15/2022 (f)	263	268

QEP Resources, Inc.

5.25%, 5/1/2023	266	253

5.63%, 3/1/2026	459	413

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Qorvo, Inc. 5.50%, 7/15/2026	832	888

Quad/Graphics, Inc. 7.00%, 5/1/2022	10	10

Quicken Loans, Inc.

5.75%, 5/1/2025 (f)	516	531

5.25%, 1/15/2028 (f)	895	923

Qwest Corp. 6.88%, 9/15/2033	455	458

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (b) (f)	1,160	1,061

Radian Group, Inc.

4.50%, 10/1/2024	307	321

4.88%, 3/15/2027	604	627

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (f)	326	354

8.25%, 11/15/2026 (f)	474	532

Reliance Standard Life Global Funding II 2.50%, 1/15/2020 (f)	538	538

Republic Services, Inc. 5.00%, 3/1/2020	48	48

Revlon Consumer Products Corp. 6.25%, 8/1/2024	563	282

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	170	170

6.87%, 2/15/2021 (k)	35	35

Rite Aid Corp. 6.13%, 4/1/2023 (f)	430	366

Rutas 2 and 7 Finance Ltd. 0.00%, 9/30/2036 (f)	200	130

Ryder System, Inc. 2.88%, 9/1/2020	158	159

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (f)	255	264

Schlumberger Norge A/S 4.20%, 1/15/2021 (f)	157	160

Scientific Games International, Inc.

10.00%, 12/1/2022	66	68

5.00%, 10/15/2025 (f)	1,598	1,646

Sealed Air Corp. 5.25%, 4/1/2023 (f)	100	107

SemGroup Corp.

5.63%, 7/15/2022	298	301

5.63%, 11/15/2023	320	327

6.38%, 3/15/2025	358	371

7.25%, 3/15/2026	283	306

Sensata Technologies BV 5.00%, 10/1/2025 (f)	678	731

Service Corp. International

8.00%, 11/15/2021	95	105

4.63%, 12/15/2027	520	543

5.13%, 6/1/2029	75	80

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (f)	654	674

5.88%, 3/15/2026 (f)	104	108

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (f)	148	150

4.63%, 7/15/2024 (f)	103	108

5.38%, 4/15/2025 (f)	656	682

5.38%, 7/15/2026 (f)	1,030	1,087

5.00%, 8/1/2027 (f)	700	736

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (f)	213	220

5.50%, 4/15/2027 (f)	168	176

SM Energy Co.

6.75%, 9/15/2026	250	215

6.63%, 1/15/2027 (b)	254	213

Solera LLC 10.50%, 3/1/2024 (f)	156	163

Spectrum Brands, Inc.

6.13%, 12/15/2024	300	310

5.75%, 7/15/2025	1,076	1,122

5.00%, 10/1/2029 (f)	89	91

Springleaf Finance Corp.

6.88%, 3/15/2025	540	612

7.13%, 3/15/2026	1,897	2,167

6.63%, 1/15/2028	755	836

Sprint Capital Corp. 8.75%, 3/15/2032	1,097	1,338

Sprint Communications, Inc. 6.00%, 11/15/2022	542	573

Sprint Corp.

7.25%, 9/15/2021	406	433

7.88%, 9/15/2023	1,072	1,183

7.13%, 6/15/2024	559	607

7.63%, 2/15/2025	2,604	2,861

7.63%, 3/1/2026	1,560	1,726

Sprint eWireless, Inc. 7.00%, 3/1/2020 (l)	269	—

SRC Energy, Inc. 6.25%, 12/1/2025	39	36

SS&C Technologies, Inc. 5.50%, 9/30/2027 (f)	1,191	1,271

Standard Industries, Inc.

6.00%, 10/15/2025 (f)	170	178

5.00%, 2/15/2027 (f)	677	707

4.75%, 1/15/2028 (f)	390	405

Staples, Inc.

7.50%, 4/15/2026 (f)	535	558

10.75%, 4/15/2027 (b) (f)	345	359

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

State Street Corp. 2.55%, 8/18/2020	1,050	1,056

Station Casinos LLC 5.00%, 10/1/2025 (f)	551	559

Steel Dynamics, Inc.

4.13%, 9/15/2025	495	504

5.00%, 12/15/2026	26	28

Summit Materials LLC

5.13%, 6/1/2025 (f)	530	544

6.50%, 3/15/2027 (f)	40	43

Summit Midstream Holdings LLC 5.75%, 4/15/2025	828	642

Sunoco LP

4.88%, 1/15/2023	285	293

5.50%, 2/15/2026	616	637

6.00%, 4/15/2027	229	240

5.88%, 3/15/2028	41	43

Symantec Corp. 5.00%, 4/15/2025 (f)	533	546

Tallgrass Energy Partners LP

4.75%, 10/1/2023 (f)	70	68

5.50%, 9/15/2024 (f)	335	326

Targa Resources Partners LP

5.25%, 5/1/2023	430	431

5.13%, 2/1/2025	190	195

5.88%, 4/15/2026	63	66

Team Health Holdings, Inc. 6.38%, 2/1/2025 (b) (f)	1,475	951

TECO Finance, Inc. 5.15%, 3/15/2020	228	230

TEGNA, Inc. 5.50%, 9/15/2024 (f)	194	200

Teleflex, Inc.

5.25%, 6/15/2024	298	306

4.88%, 6/1/2026	582	610

Tempur Sealy International, Inc.

5.63%, 10/15/2023	832	857

5.50%, 6/15/2026	1,292	1,352

Tenet Healthcare Corp.

4.63%, 7/15/2024	539	555

4.63%, 9/1/2024 (f)	180	184

5.13%, 5/1/2025	1,053	1,078

4.88%, 1/1/2026 (f)	1,418	1,467

6.25%, 2/1/2027 (f)	534	564

5.13%, 11/1/2027 (f)	679	708

Tennant Co. 5.63%, 5/1/2025	782	811

Tenneco, Inc. 5.00%, 7/15/2026	215	171

Terraform Global Operating LLC 6.13%, 3/1/2026 (f)	455	465

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

TerraForm Power Operating LLC

4.25%, 1/31/2023 (f)	429	442

5.00%, 1/31/2028 (f)	467	492

Texas Competitive Electric Holdings Co. LLC 11.50%, 10/1/2020 ‡ (l)	1,000	4

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	123	—

T-Mobile USA, Inc.

6.00%, 4/15/2024	119	123

6.38%, 3/1/2025	121	126

6.38%, 3/1/2025 ‡	696	—	(d)

5.13%, 4/15/2025	260	270

6.50%, 1/15/2026 ‡	780	—	(d)

4.50%, 2/1/2026	2,808	2,896

4.75%, 2/1/2028	137	144

4.75%, 2/1/2028 ‡	123	—

TransDigm, Inc. 6.25%, 3/15/2026 (f)	994	1,065

TransMontaigne Partners LP 6.13%, 2/15/2026	217	208

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (f)	102	105

Transocean Pontus Ltd. 6.13%, 8/1/2025 (f)	464	463

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (f)	502	506

Transocean, Inc.

9.00%, 7/15/2023 (f)	111	113

7.50%, 1/15/2026 (f)	281	250

7.50%, 4/15/2031	98	66

9.35%, 12/15/2041 (k)	508	350

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (f)	922	891

Tronox, Inc. 6.50%, 4/15/2026 (f)	563	540

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (h)	1,147	165

Unit Corp. 6.63%, 5/15/2021	21	14

United Airlines Holdings, Inc.

5.00%, 2/1/2024 (b)	364	386

4.88%, 1/15/2025	495	520

United Rentals North America, Inc.

4.63%, 10/15/2025	175	179

6.50%, 12/15/2026	1,792	1,940

5.50%, 5/15/2027	30	31

4.88%, 1/15/2028	1,070	1,105

United States Steel Corp.

6.88%, 8/15/2025 (b)	412	369

6.25%, 3/15/2026	268	224

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

UnitedHealth Group, Inc. 3.88%, 10/15/2020	700	710

US Bank NA 2.05%, 10/23/2020	1,100	1,103

USAA Capital Corp.

2.45%, 8/1/2020 (f)	310	311

2.63%, 6/1/2021 (f)	351	356

Valaris plc 5.75%, 10/1/2044	693	281

Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.70%, 5/22/2020 (g)	800	802

Vertiv Group Corp. 9.25%, 10/15/2024 (f)	252	237

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (g)	889	923

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	1,328	1,448

Vistra Operations Co. LLC

5.50%, 9/1/2026 (f)	1,023	1,081

5.00%, 7/31/2027 (f)	650	673

VOC Escrow Ltd. 5.00%, 2/15/2028 (f)	377	392

W&T Offshore, Inc. 9.75%, 11/1/2023 (f)	925	867

WEC Energy Group, Inc. 2.45%, 6/15/2020	320	321

WellCare Health Plans, Inc. 5.25%, 4/1/2025	1,149	1,203

Wells Fargo & Co.

2.60%, 7/22/2020	200	201

2.55%, 12/7/2020	430	433

3.00%, 1/22/2021	700	710

Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.38%), 2.53%, 5/21/2021 (g)	760	760

WESCO Distribution, Inc. 5.38%, 6/15/2024	336	347

Western Digital Corp. 4.75%, 2/15/2026	893	910

Whiting Petroleum Corp.

5.75%, 3/15/2021	271	255

6.63%, 1/15/2026	165	102

Windstream Services LLC 8.63%, 10/31/2025 (f) (k)	409	410

Wisconsin Power & Light Co. 4.60%, 6/15/2020	119	121

WMG Acquisition Corp. 5.50%, 4/15/2026 (f)	965	1,013

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (k)	184	195

6.35%, 10/1/2025 (k)	391	433

5.75%, 4/1/2027 (k)	287	313

Wynn Las Vegas LLC 5.50%, 3/1/2025 (f)	863	917

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (f)	335	350

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Xerox Corp. 4.12%, 3/15/2023 (k)	624	637

XPO Logistics, Inc.

6.13%, 9/1/2023 (f)	396	408

6.75%, 8/15/2024 (f)	1,189	1,284

Yum! Brands, Inc. 4.75%, 1/15/2030 (f)	351	368

Zayo Group LLC

6.00%, 4/1/2023	226	233

6.38%, 5/15/2025	620	637

		325,420

Venezuela, Bolivarian Republic of — 0.0% (c)

Petroleos de Venezuela SA

8.50%, 10/27/2020 (a) (l)	75	23

9.00%, 11/17/2021 (a) (l)	50	3

12.75%, 2/17/2022 (a) (l)	120	7

		33

Total Corporate Bonds (Cost $452,601)		457,166

Foreign Government Securities — 9.7%

Angola — 0.0% (c)

Republic of Angola

9.50%, 11/12/2025 (a)	450	507

8.25%, 5/9/2028 (a)	400	418

9.38%, 5/8/2048 (a)	200	211

		1,136

Argentina — 0.0% (c)

Republic of Argentina

6.88%, 4/22/2021	150	68

5.88%, 1/11/2028	377	144

6.63%, 7/6/2028	500	196

8.28%, 12/31/2033	332	170

7.63%, 4/22/2046	175	70

6.88%, 1/11/2048	367	145

7.13%, 6/28/2117	18	7

		800

Armenia — 0.0% (c)

Republic of Armenia 3.95%, 9/26/2029 (f)	400	389

Australia — 0.2%

Australia Government Bond

2.00%, 12/21/2021 (a)	AUD 1,060	749

2.75%, 4/21/2024 (a)	AUD 1,082	808

4.75%, 4/21/2027 (a)	AUD 1,260	1,099

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Australia — continued

2.75%, 6/21/2035 (a)	AUD 1,165	959

2.75%, 5/21/2041 (a)	AUD 360	299

3.00%, 3/21/2047 (a)	AUD 282	249

		4,163

Azerbaijan — 0.0% (c)

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	300	318

3.50%, 9/1/2032 (a)	200	194

		512

Bahrain — 0.0% (c)

Kingdom of Bahrain

7.00%, 10/12/2028 (a)	200	231

6.75%, 9/20/2029 (a)	300	341

6.00%, 9/19/2044 (a)	400	403

		975

Belarus — 0.0% (c)

Republic of Belarus 6.20%, 2/28/2030 (a)	200	214

Belgium — 0.3%

Belgium Government Bond

0.50%, 10/22/2024 (a)	EUR 1,380	1,612

0.80%, 6/22/2025 (a)	EUR 2,630	3,133

0.80%, 6/22/2027 (a)	EUR 845	1,018

1.00%, 6/22/2031 (a)	EUR 2,175	2,699

1.90%, 6/22/2038 (a)	EUR 910	1,289

1.60%, 6/22/2047 (a)	EUR 365	506

2.15%, 6/22/2066 (a)	EUR 397	643

		10,900

Benin — 0.0% (c)

Benin Government International Bond 5.75%, 3/26/2026 (f)	EUR 100	115

Bermuda — 0.0% (c)

Government of Bermuda 4.85%, 2/6/2024 (a)	200	218

Bolivia, Plurinational State of — 0.0% (c)

Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	200	187

Brazil — 0.0% (c)

Federative Republic of Brazil

4.63%, 1/13/2028	500	535

8.25%, 1/20/2034	92	127

		662

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Canada — 0.1%

Canada Government Bond

0.50%, 3/1/2022	CAD 7	5

2.25%, 6/1/2029	CAD 810	661

5.00%, 6/1/2037	CAD 560	648

4.00%, 6/1/2041	CAD 480	524

3.50%, 12/1/2045	CAD 274	292

2.75%, 12/1/2048	CAD 390	376

2.75%, 12/1/2064	CAD 130	136

		2,642

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR 3,800	4,331

Colombia — 0.0% (c)

Republic of Colombia

4.00%, 2/26/2024	200	212

3.88%, 4/25/2027	400	426

5.00%, 6/15/2045	400	466

		1,104

Costa Rica — 0.0% (c)

Instituto Costarricense de Electricidad 6.38%, 5/15/2043 (a)	200	163

Republic of Costa Rica 4.38%, 4/30/2025 (a)	200	191

		354

Croatia — 0.0% (c)

Republic of Croatia 6.00%, 1/26/2024 (a)	562	647

Czech Republic — 0.0% (c)

Czech Republic Government Bond

2.00%, 10/13/2033	CZK 9,160	428

4.85%, 11/26/2057 (a)	CZK 1,460	108

		536

Denmark — 0.1%

Denmark Government Bond

0.25%, 11/15/2020	DKK 1,930	291

0.50%, 11/15/2027	DKK 4,619	747

4.50%, 11/15/2039	DKK 3,810	1,111

		2,149

Dominican Republic — 0.1%

Government of Dominican Republic

5.88%, 4/18/2024 (a)	400	428

5.50%, 1/27/2025 (a)	100	107

6.88%, 1/29/2026 (a)	250	285

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Dominican Republic — continued

9.75%, 6/5/2026 (f)	DOP 17,350	333

5.95%, 1/25/2027 (a)	250	275

7.45%, 4/30/2044 (a)	100	120

6.85%, 1/27/2045 (a)	200	226

6.40%, 6/5/2049 (f)	360	389

6.40%, 6/5/2049 (a)	300	325

		2,488

Ecuador — 0.1%

Republic of Ecuador

10.75%, 3/28/2022 (a)	600	639

7.95%, 6/20/2024 (a)	200	194

8.88%, 10/23/2027 (a)	150	141

7.88%, 1/23/2028 (a)	400	359

10.75%, 1/31/2029 (f)	400	407

9.50%, 3/27/2030 (f)	270	259

		1,999

Egypt — 0.0% (c)

Arab Republic of Egypt

5.88%, 6/11/2025 (a)	300	311

7.50%, 1/31/2027 (a)	400	433

8.50%, 1/31/2047 (a)	200	210

		954

El Salvador — 0.0% (c)

El Salvador Government Bond

8.63%, 2/28/2029 (a)	120	142

7.12%, 1/20/2050 (a)	200	205

Republic of El Salvador

7.38%, 12/1/2019 (a)	150	150

7.75%, 1/24/2023 (a)	100	109

5.88%, 1/30/2025 (a)	240	250

6.38%, 1/18/2027 (a)	100	105

7.12%, 1/20/2050 (f)	150	154

		1,115

Ethiopia — 0.0% (c)

Republic of Ethiopia 6.63%, 12/11/2024 (a)	200	210

France — 0.8%

Republic of France 0.00%, 5/25/2021 (a)	EUR 2,130	2,399

0.00%, 5/25/2022 (a)	EUR 3,020	3,423

1.75%, 11/25/2024 (a)	EUR 1,741	2,164

0.50%, 5/25/2026 (a)	EUR 3,280	3,870

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

France — continued

1.50%, 5/25/2031 (a)	EUR 4,358	5,714

1.75%, 6/25/2039 (a)	EUR 3,828	5,374

3.25%, 5/25/2045 (a)	EUR 689	1,262

2.00%, 5/25/2048 (a)	EUR 1,155	1,744

1.75%, 5/25/2066 (a)	EUR 844	1,259

		27,209

Gabon — 0.0% (c)

Gabonese Republic 6.38%, 12/12/2024 (a)	500	497

Germany — 0.1%

Federal Republic of Germany

4.75%, 7/4/2034 (a)	EUR 950	1,856

4.75%, 7/4/2040 (a)	EUR 390	877

		2,733

Ghana — 0.0% (c)

Republic of Ghana 7.88%, 8/7/2023 (a)	300	327

Guatemala — 0.0% (c)

Republic of Guatemala 4.90%, 6/1/2030 (a)	200	213

Honduras — 0.0% (c)

Republic of Honduras 7.50%, 3/15/2024 (a)	200	221

Hungary — 0.0% (c)

Republic of Hungary

5.38%, 3/25/2024	700	789

3.00%, 10/27/2038	HUF 98,730	353

		1,142

Indonesia — 0.3%

Republic of Indonesia

2.88%, 7/8/2021 (a)	EUR 1,200	1,396

5.88%, 1/15/2024 (a)	300	338

2.15%, 7/18/2024 (a)	EUR 1,120	1,332

1.75%, 4/24/2025	EUR 2,260	2,643

1.45%, 9/18/2026	EUR 100	115

4.35%, 1/8/2027 (a)	200	218

8.25%, 5/15/2029	IDR 11,400,000	883

1.40%, 10/30/2031	EUR 1,365	1,519

6.75%, 1/15/2044 (a)	200	286

7.38%, 5/15/2048	IDR 4,835,000	334

		9,064

Iraq — 0.0% (c)

Republic of Iraq 5.80%, 1/15/2028 (a)	250	240

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Italy — 1.3%

Italy Buoni Poliennali Del Tesoro

4.50%, 2/1/2020 (a)	EUR	3,856	4,349

3.75%, 8/1/2021 (a)	EUR	2,270	2,703

1.85%, 5/15/2024	EUR	1,109	1,324

3.00%, 8/1/2029 (a)	EUR	608	809

Italy Government Bond

0.65%, 11/1/2020	EUR	2,093	2,355

1.00%, 7/15/2022 (a)	EUR	438	502

0.95%, 3/1/2023	EUR	3,819	4,379

2.45%, 10/1/2023 (a)	EUR	2,947	3,575

2.38%, 10/17/2024		7,742	7,675

1.50%, 6/1/2025	EUR	5,812	6,854

1.65%, 3/1/2032 (a)	EUR	3,948	4,639

2.25%, 9/1/2036 (a)	EUR	2,152	2,663

4.75%, 9/1/2044 (a)	EUR	675	1,175

2.70%, 3/1/2047 (a)	EUR	110	144

3.45%, 3/1/2048 (a)	EUR	1,534	2,272

3.85%, 9/1/2049 (a)	EUR	861	1,354

2.80%, 3/1/2067 (a)	EUR	252	324

			47,096

Ivory Coast — 0.0% (c)

Republic of Cote d’Ivoire

5.88%, 10/17/2031 (f)	EUR	330	375

6.13%, 6/15/2033 (a)		300	295

6.88%, 10/17/2040 (f)	EUR	390	446

			1,116

Jamaica — 0.0% (c)

Jamaica Government International Bond

6.75%, 4/28/2028		200	237

8.00%, 3/15/2039		300	399

			636

Japan — 3.0%

Japan Bank for International Cooperation 3.13%, 7/20/2021		1,298	1,326

Japan Finance Organization for Municipalities

2.13%, 4/13/2021 (a)		1,800	1,804

0.88%, 9/22/2021 (a)	EUR	2,800	3,191

3.25%, 4/24/2023 (f)		1,890	1,973

Japan Government Bond

0.10%, 6/20/2022	JPY	816,150	7,625

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Japan — continued

0.80%, 9/20/2022	JPY	878,450	8,380

0.10%, 12/20/2022	JPY	1,045,200	9,786

0.80%, 9/20/2023	JPY	227,900	2,197

0.10%, 6/20/2024	JPY	459,150	4,322

0.50%, 9/20/2024	JPY	305,150	2,931

0.10%, 6/20/2026	JPY	601,000	5,700

0.10%, 3/20/2029	JPY	392,650	3,730

1.60%, 3/20/2032	JPY	777,100	8,649

1.50%, 6/20/2034	JPY	517,600	5,794

1.40%, 9/20/2034	JPY	557,700	6,177

0.70%, 3/20/2037	JPY	623,200	6,307

0.60%, 9/20/2037	JPY	1,286,050	12,794

2.00%, 9/20/2040	JPY	62,400	783

1.50%, 3/20/2045	JPY	197,150	2,349

1.40%, 12/20/2045	JPY	353,000	4,137

0.80%, 12/20/2047	JPY	509,850	5,263

0.90%, 3/20/2057	JPY	461,700	4,983

			110,201

Kazakhstan — 0.0% (c)

Republic of Kazakhstan

3.88%, 10/14/2024 (a)		200	213

1.50%, 9/30/2034 (f)	EUR	156	173

			386

Kenya — 0.0% (c)

Republic of Kenya

6.88%, 6/24/2024 (a)		200	213

Kuwait — 0.0% (c)

Kuwait Government Bond 2.75%, 3/20/2022 (a)		700	711

Lebanon — 0.1%

Republic of Lebanon

6.38%, 3/9/2020		249	204

6.00%, 1/27/2023 (a)		187	111

6.65%, 4/22/2024 (a)		718	409

6.60%, 11/27/2026 (a)		235	130

6.85%, 3/23/2027 (a)		537	298

6.65%, 11/3/2028 (a)		695	388

6.65%, 2/26/2030 (a)		30	17

7.00%, 3/23/2032 (a)		16	9

7.25%, 3/23/2037 (a)		39	22

			1,588

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Macedonia, the Former Yugoslav Republic of — 0.0% (c)

Republic of North Macedonia

2.75%, 1/18/2025 (f)	EUR 114	137

2.75%, 1/18/2025 (a)	EUR 100	120

		257

Mexico — 0.1%

United Mexican States

2.38%, 4/9/2021	EUR 2,400	2,766

4.50%, 4/22/2029	200	220

4.75%, 3/8/2044	100	109

5.55%, 1/21/2045	100	122

4.60%, 1/23/2046	200	214

5.75%, 10/12/2110	100	117

		3,548

Mongolia — 0.0% (c)

Mongolia Government International Bond 8.75%, 3/9/2024 (a)	200	226

Montenegro — 0.0% (c)

Republic of Montenegro 3.38%, 4/21/2025 (f)	EUR 100	119

Namibia — 0.0% (c)

Republic of Namibia 5.25%, 10/29/2025 (a)	200	204

Nigeria — 0.1%

Federal Republic of Nigeria 6.75%, 1/28/2021 (a)	200	207

7.63%, 11/21/2025 (f)	200	218

13.98%, 2/23/2028	NGN 125,000	355

7.14%, 2/23/2030 (a)	200	201

8.75%, 1/21/2031 (f)	200	220

9.25%, 1/21/2049 (a)	200	222

		1,423

Oman — 0.0% (c)

Oman Government International Bond

4.75%, 6/15/2026 (a)	300	291

5.38%, 3/8/2027 (a)	250	248

6.75%, 1/17/2048 (a)	300	281

		820

Pakistan — 0.0% (c)

Republic of Pakistan 6.88%, 12/5/2027 (a)	200	200

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Panama — 0.0% (c)

Republic of Panama 3.75%, 4/17/2026 (f)	240	250

Paraguay — 0.0% (c)

Republic of Paraguay

4.63%, 1/25/2023 (a)	200	212

4.70%, 3/27/2027 (a)	150	164

6.10%, 8/11/2044 (a)	150	183

		559

Peru — 0.1%

Republic of Peru

5.94%, 2/12/2029 (f)	PEN 60	20

6.95%, 8/12/2031 (a)	PEN 3,300	1,191

5.40%, 8/12/2034 (a)	PEN 90	29

5.63%, 11/18/2050	200	293

		1,533

Philippines — 0.0% (c)

Republic of the Philippines

0.88%, 5/17/2027	EUR 100	115

7.75%, 1/14/2031	200	297

3.70%, 2/2/2042	300	338

		750

Qatar — 0.1%

State of Qatar

3.88%, 4/23/2023 (f)	860	908

4.50%, 4/23/2028 (a)	400	458

4.82%, 3/14/2049 (a)	400	492

4.82%, 3/14/2049 (f)	200	246

		2,104

Romania — 0.1%

Republic of Romania

2.12%, 7/16/2031 (f)	EUR 1,502	1,732

5.13%, 6/15/2048 (a)	220	253

4.63%, 4/3/2049 (a)	EUR 272	396

4.63%, 4/3/2049 (f)	EUR 150	218

		2,599

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (a)	600	659

7.75%, 9/16/2026	RUB 43,930	742

8.15%, 2/3/2027	RUB 78,000	1,347

7.25%, 5/10/2034	RUB 26,000	430

5.88%, 9/16/2043 (a)	600	766

		3,944

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Saudi Arabia — 0.2%

Kingdom of Saudi Arabia

2.38%, 10/26/2021 (a)	3,700	3,706

0.75%, 7/9/2027 (f)	EUR 1,540	1,754

4.38%, 4/16/2029 (a)	200	223

2.00%, 7/9/2039 (f)	EUR 100	118

5.00%, 4/17/2049 (a)	200	237

		6,038

Serbia — 0.0% (c)

Republic of Serbia

7.25%, 9/28/2021 (a)	200	218

1.50%, 6/26/2029 (f)	EUR 440	506

		724

South Africa — 0.1%

Republic of South Africa

5.88%, 5/30/2022	100	108

4.67%, 1/17/2024	100	104

10.50%, 12/21/2026	ZAR 5,200	380

4.30%, 10/12/2028	300	289

8.00%, 1/31/2030	ZAR 9,500	579

8.88%, 2/28/2035	ZAR 8,500	523

9.00%, 1/31/2040	ZAR 3,500	211

5.38%, 7/24/2044	200	192

		2,386

South Korea — 0.1%

Export-Import Bank of Korea 4.38%, 9/15/2021	2,900	3,025

Spain — 1.0%

Kingdom of Spain

0.05%, 1/31/2021	EUR 1,237	1,388

0.40%, 4/30/2022	EUR 1,965	2,235

0.45%, 10/31/2022	EUR 1,040	1,189

0.35%, 7/30/2023	EUR 2,656	3,032

2.75%, 10/31/2024 (a)	EUR 6,509	8,330

1.60%, 4/30/2025 (a)	EUR 4,043	4,940

1.50%, 4/30/2027 (a)	EUR 619	765

1.45%, 10/31/2027 (a)	EUR 2,682	3,315

1.40%, 7/30/2028 (a)	EUR 102	126

1.45%, 4/30/2029 (a)	EUR 974	1,212

1.95%, 7/30/2030 (a)	EUR 729	954

2.35%, 7/30/2033 (a)	EUR 2,065	2,862

4.70%, 7/30/2041 (a)	EUR 696	1,360

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Spain — continued

5.15%, 10/31/2044 (a)	EUR 600	1,284

2.90%, 10/31/2046 (a)	EUR 554	881

2.70%, 10/31/2048 (a)	EUR 215	333

3.45%, 7/30/2066 (a)	EUR 290	539

		34,745

Sri Lanka — 0.0% (c)

Republic of Sri Lanka

6.25%, 10/4/2020 (a)	300	305

5.75%, 4/18/2023 (a)	200	200

6.35%, 6/28/2024 (f)	200	202

6.85%, 11/3/2025 (a)	200	203

6.20%, 5/11/2027 (a)	200	192

6.75%, 4/18/2028 (a)	300	293

		1,395

Sweden — 0.1%

Svensk Exportkredit AB 2.88%, 3/14/2023	3,300	3,433

Sweden Government Bond 5.00%, 12/1/2020	SEK 1,630	178

1.50%, 11/13/2023 (a)	SEK 4,690	523

0.75%, 5/12/2028	SEK 4,740	531

3.50%, 3/30/2039	SEK 1,520	255

		4,920

Tajikistan — 0.0% (c)

Republic of Tajikistan International Bond 7.13%, 9/14/2027 (a)	200	169

Turkey — 0.1%

Republic of Turkey

5.75%, 3/22/2024	200	202

5.20%, 2/16/2026	EUR 120	140

4.88%, 10/9/2026	200	188

11.00%, 2/24/2027	TRY 5,550	902

7.63%, 4/26/2029	230	247

4.88%, 4/16/2043	740	589

		2,268

Ukraine — 0.1%

Republic of Ukraine

Zero Coupon, 12/4/2019 (a)	UAH 3,000	119

Zero Coupon, 1/29/2020 (a)	UAH 7,500	291

7.75%, 9/1/2021 (a)	150	157

7.75%, 9/1/2022 (a)	235	250

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Ukraine — continued

7.75%, 9/1/2024 (a)	250	268

15.84%, 2/26/2025 (a)	UAH 8,800	373

7.38%, 9/25/2032 (a)	550	575

Zero Coupon, 5/31/2040 (a) (m)	471	442

		2,475

United Arab Emirates — 0.0% (c)

Abu Dhabi Government Bond

4.13%, 10/11/2047 (a)	400	460

United Kingdom — 0.9%

U.K. Treasury Bonds

1.50%, 1/22/2021 (a)	GBP 2,950	3,862

4.00%, 3/7/2022 (a)	GBP 80	112

0.50%, 7/22/2022 (a)	GBP 2,149	2,789

2.00%, 9/7/2025 (a)	GBP 1,730	2,451

4.25%, 6/7/2032 (a)	GBP 2,555	4,700

1.75%, 9/7/2037 (a)	GBP 5,782	8,373

4.75%, 12/7/2038 (a)	GBP 363	777

4.25%, 12/7/2046 (a)	GBP 215	482

1.50%, 7/22/2047 (a)	GBP 2,280	3,212

1.75%, 1/22/2049 (a)	GBP 441	659

3.75%, 7/22/2052 (a)	GBP 423	948

1.75%, 7/22/2057 (a)	GBP 1,775	2,799

2.50%, 7/22/2065 (a)	GBP 1,172	2,329

		33,493

Uruguay — 0.0% (c)

Republic of Uruguay

7.88%, 1/15/2033	400	598

4.98%, 4/20/2055	280	328

		926

Uzbekistan — 0.0% (c)

Republic of Uzbekistan

4.75%, 2/20/2024 (a)	300	316

Venezuela, Bolivarian Republic of — 0.0% (c)

Republic of Venezuela

7.75%, 10/13/2019 (a) (l)	10	1

12.75%, 8/23/2022 (a) (l)	180	17

9.25%, 5/7/2028 (a) (l)	180	17

		35

Zambia — 0.0% (c)

Republic of Zambia 8.97%, 7/30/2027 (a)	200	141

Total Foreign Government Securities (Cost $345,175)		354,445

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Asset-Backed Securities — 5.3%

Cayman Islands — 0.3%

BlueMountain CLO Ltd.

Series 2015-1A, Class C, 5.75%, 4/13/2027 ‡ (f) (m)	300	298

Series 2012-2A, Class DR2, 5.04%, 11/20/2028 ‡ (f) (m)	1,585	1,477

Series 2014-2A, Class DR2, 5.07%, 10/20/2030 ‡ (f) (m)	490	444

Series 2018-3A, Class D, 5.19%, 10/25/2030 ‡ (f) (m)	1,355	1,242

CIFC Funding Ltd.

Series 2014-5A, Class BR2, 3.80%, 10/17/2031 ‡ (f) (m)	995	985

Series 2014-5A, Class DR2, 5.40%, 10/17/2031 ‡ (f) (m)	280	260

LCM 28 Ltd. Series 28A, Class B, 3.57%, 10/20/2030 ‡ (f) (m)	1,040	1,026

Voya CLO Ltd.

Series 2019-1A, Class A, 3.17%, 4/15/2029 (f) (m)	1,134	1,135

Series 2019-1A, Class D, 5.30%, 4/15/2029 ‡ (f) (m)	990	969

Series 2016-3A, Class CR, 5.25%, 10/18/2031 ‡ (f) (m)	1,110	1,050

		8,886

United States — 5.0%

ABFC Trust Series 2004-HE1, Class M1, 2.72%, 3/25/2034 ‡ (m)	356	356

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (f)	965	972

Series 2019-1, Class B, 4.47%, 10/20/2022 (f)	700	715

Series 2018-1, Class C, 6.81%, 2/21/2023 (f)	755	775

ACE Securities Corp. Home Equity Loan Trust

Series 2002-HE3, Class M1, 3.62%, 10/25/2032 ‡ (m)	242	245

Series 2003-NC1, Class M1, 2.99%, 7/25/2033 ‡ (m)	224	223

Series 2003-OP1, Class M1, 2.87%, 12/25/2033 ‡ (m)	329	328

Series 2004-OP1, Class M3, 3.70%, 4/25/2034 (m)	372	363

Series 2004-HE4, Class M2, 2.80%, 12/25/2034 ‡ (m)	112	111

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Ally Auto Receivables Trust

Series 2018-3, Class A2, 2.72%, 5/17/2021	142	142

Series 2017-2, Class A3, 1.78%, 8/16/2021	222	222

Series 2017-3, Class A3, 1.74%, 9/15/2021	216	216

Series 2017-4, Class A3, 1.75%, 12/15/2021	588	587

Series 2017-5, Class A3, 1.99%, 3/15/2022	211	212

Series 2019-1, Class A2, 2.85%, 3/15/2022	429	430

Series 2018-1, Class A3, 2.35%, 6/15/2022	1,632	1,636

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (f)	1,915	1,961

Series 2018-3, Class E, 5.17%, 10/15/2024 (f)	1,630	1,688

Series 2017-4, Class E, 5.02%, 12/10/2024 (f)	445	455

Series 2018-4, Class D, 4.40%, 1/13/2025 (f)	3,455	3,572

Series 2018-4, Class E, 5.38%, 1/13/2025 (f)	765	798

Series 2019-1, Class D, 3.81%, 4/14/2025 (f)	1,450	1,486

Series 2019-2, Class D, 3.41%, 6/12/2025 (f)	370	377

Series 2019-2, Class E, 4.29%, 6/12/2025 (f)	350	354

Series 2018-3, Class F, 6.44%, 6/12/2025 (f)	1,320	1,360

Series 2019-3, Class D, 2.89%, 9/12/2025 (f)	1,132	1,140

Series 2019-3, Class E, 3.80%, 9/12/2025 (f)	493	494

Series 2018-4, Class F, 6.94%, 10/13/2025 (f)	1,100	1,149

Series 2019-3, Class F, 5.42%, 5/12/2026 (f)	710	713

AmeriCredit Automobile Receivables Trust

Series 2017-2, Class A3, 1.98%, 12/20/2021	180	180

Series 2018-3, Class A3, 3.38%, 7/18/2023	600	610

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.26%, 5/25/2034 ‡ (k)	244	249

Amortizing Residential Collateral Trust Series 2004-1, Class M5, 3.70%, 10/25/2034 ‡ (m)	45	46

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2003-W5, Class M2, 4.37%, 10/25/2033 ‡ (m)	644	637

Series 2004-W1, Class M2, 3.74%, 3/25/2034 ‡ (m)	825	825

Series 2004-W5, Class M1, 2.72%, 4/25/2034 ‡ (m)	106	107

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE2, Class M1, 3.26%, 4/15/2033 ‡ (m)	933	935

Series 2003-HE7, Class M1, 2.89%, 12/15/2033 ‡ (m)	1,901	1,918

Series 2004-HE2, Class M2, 3.70%, 4/25/2034 ‡ (m)	479	478

Series 2004-HE3, Class M2, 3.50%, 6/25/2034 ‡ (m)	896	897

Bear Stearns Asset-Backed Securities I Trust

Series 2004-FR2, Class M3, 3.62%, 6/25/2034 (m)	148	149

Series 2004-HE6, Class M2, 3.70%, 8/25/2034 ‡ (m)	523	524

Bear Stearns Asset-Backed Securities Trust

Series 2004-1, Class M1, 2.80%, 6/25/2034 ‡ (m)	397	403

Series 2004-2, Class M1, 3.02%, 8/25/2034 ‡ (m)	185	183

BMW Vehicle Lease Trust

Series 2017-2, Class A3, 2.07%, 10/20/2020	45	45

Series 2018-1, Class A3, 3.26%, 7/20/2021	390	394

CarMax Auto Owner Trust

Series 2016-3, Class A3, 1.39%, 5/17/2021	138	138

Series 2017-1, Class A3, 1.98%, 11/15/2021	103	103

Series 2017-2, Class A3, 1.93%, 3/15/2022	244	244

Series 2019-1, Class A2A, 3.02%, 7/15/2022	260	262

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Chase Funding Trust Series 2003-2, Class 2M1, 2.65%, 11/25/2032 ‡ (m)	1,181	1,179

Citibank Credit Card Issuance Trust Series 2014-A1, Class A1, 2.88%, 1/23/2023	992	1,005

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (k)	708	741

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2005-OPT3, Class M3, 2.54%, 5/25/2035 ‡ (m)	399	399

CNH Equipment Trust

Series 2016-C, Class A3, 1.44%, 12/15/2021	35	35

Series 2018-B, Class A2, 2.93%, 12/15/2021	447	448

Series 2017-C, Class A3, 2.08%, 2/15/2023	1,191	1,193

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (f)	807	813

Series 2019-A, Class C, 5.29%, 10/16/2023 (f)	440	444

Consumer Loan Underlying Bond Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 ‡ (f)	1,609	1,620

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 2.95%, 12/25/2032 ‡ (m)	26	26

Series 2003-BC6, Class M2, 3.55%, 10/25/2033 ‡ (m)	19	18

Series 2004-2, Class M1, 2.57%, 5/25/2034 ‡ (m)	49	49

Series 2004-3, Class M1, 2.57%, 6/25/2034 ‡ (m)	100	99

Series 2005-12, Class M2, 2.31%, 2/25/2036 ‡ (m)	1,000	1,000

Countrywide Partnership Trust Series 2004-EC1, Class M2, 2.77%, 1/25/2035 ‡ (m)	485	487

CPS Auto Receivables Trust Series 2019-A, Class D, 4.35%, 12/16/2024 (f)	870	904

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (f)	2,345	2,427

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Credit-Based Asset Servicing & Securitization LLC

Series 2005-CB1, Class M2, 2.92%, 1/25/2035 ‡ (m)	126	126

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (k)	1,116	1,152

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 3.55%, 7/25/2034 ‡ (m)	67	67

Series 2004-6, Class M1, 2.72%, 10/25/2034 (m)	194	187

Series 2004-6, Class M2, 2.80%, 10/25/2034 ‡ (m)	56	56

Dell Equipment Finance Trust

Series 2018-2, Class A2, 3.16%, 2/22/2021 (f)	270	271

Series 2017-2, Class A3, 2.19%, 10/24/2022 (f)	136	136

Drive Auto Receivables Trust

Series 2018-4, Class A3, 3.04%, 11/15/2021	3	3

Series 2019-4, Class A2A, 2.32%, 6/15/2022	544	544

Series 2018-4, Class D, 4.09%, 1/15/2026	2,025	2,080

Series 2018-5, Class D, 4.30%, 4/15/2026	1,930	1,999

Series 2019-1, Class D, 4.09%, 6/15/2026	1,775	1,836

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (f)	2,745	2,837

Series 2019-1A, Class D, 3.87%, 11/15/2024 (f)	3,070	3,159

Series 2017-4A, Class E, 5.15%, 11/15/2024 (f)	1,610	1,665

Series 2018-2A, Class E, 5.54%, 6/16/2025 (f)	725	761

Series 2018-3A, Class E, 5.33%, 11/17/2025 (f)	2,126	2,222

Series 2019-1A, Class E, 4.94%, 2/17/2026 (f)	2,315	2,403

Series 2019-3A, Class E, 3.85%, 8/17/2026 (f)	2,270	2,281

Exeter Automobile Receivables Trust

Series 2016-2A, Class D, 8.25%, 4/17/2023 (f)	995	1,047

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2018-4A, Class C, 3.97%, 9/15/2023 (f)	3,090	3,154

Series 2018-2A, Class D, 4.04%, 3/15/2024 (f)	580	595

Series 2018-3A, Class E, 5.43%, 8/15/2024 (f)	480	504

Series 2018-4A, Class D, 4.35%, 9/16/2024 (f)	1,255	1,301

Series 2019-1A, Class C, 3.82%, 12/16/2024 (f)	1,310	1,341

Series 2019-1A, Class D, 4.13%, 12/16/2024 (f)	2,445	2,537

Series 2019-2A, Class D, 3.71%, 3/17/2025 (f)	360	371

Series 2018-4A, Class E, 5.38%, 7/15/2025 (f)	1,110	1,159

Series 2019-3A, Class D, 3.11%, 8/15/2025 (f)	1,385	1,405

Series 2019-1A, Class E, 5.20%, 1/15/2026 (f)	3,310	3,465

Series 2019-2A, Class E, 4.68%, 5/15/2026 (f)	3,000	3,084

Series 2019-3A, Class E, 4.00%, 8/17/2026 (f)	810	820

First Franklin Mortgage Loan Trust Series 2005-FF10, Class A1, 2.12%, 11/25/2035 ‡ (m)	353	347

Flagship Credit Auto Trust Series 2018-4, Class C, 4.11%, 10/15/2024 (f)	870	906

Ford Credit Auto Owner Trust

Series 2016-C, Class A3, 1.22%, 3/15/2021	134	134

Series 2018-B, Class A2A, 2.96%, 9/15/2021	151	152

Series 2017-C, Class A3, 2.01%, 3/15/2022	268	268

Series 2017-A, Class A4, 1.92%, 4/15/2022	1,920	1,918

FREED ABS Trust Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (f)	1,195	1,227

Fremont Home Loan Trust

Series 2003-B, Class M2, 4.25%, 12/25/2033 ‡ (m)	4	4

Series 2004-B, Class M7, 4.82%, 5/25/2034 (m)	43	42

Series 2004-2, Class M2, 2.75%, 7/25/2034 (m)	147	148

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (f)	460	460

Series 2019-4A, Class B, 2.78%, 9/16/2024 (f)	770	770

Series 2019-1A, Class C, 3.87%, 12/16/2024 (f)	1,570	1,611

Series 2019-4A, Class C, 3.06%, 8/15/2025 (f)	620	620

Series 2019-1A, Class D, 4.94%, 12/15/2025 (f)	560	584

Series 2019-4A, Class D, 4.09%, 8/17/2026 (f)	900	900

GLS Auto Receivables Trust

Series 2018-3A, Class C, 4.18%, 7/15/2024 (f)	855	883

Series 2018-3A, Class D, 5.34%, 8/15/2025 (f)	910	960

GM Financial Automobile Leasing Trust

Series 2018-3, Class A3, 3.18%, 6/21/2021	703	708

Series 2019-4, Class A2A, 1.84%, 11/16/2022	1,270	1,269

GM Financial Consumer Automobile Receivables Trust

Series 2019-1, Class A2, 2.99%, 3/16/2022	490	492

Series 2019-2, Class A2A, 2.66%, 6/16/2022	729	731

GSAMP Trust

Series 2004-OPT, Class M1, 2.69%, 11/25/2034 ‡ (m)	562	560

Series 2006-HE3, Class A2C, 1.98%, 5/25/2046 (m)	192	190

Home Equity Asset Trust Series 2004-7, Class M1, 2.75%, 1/25/2035 (m)	166	166

Home Equity Mortgage Loan Asset-Backed Trust

Series 2004-B, Class M3, 3.02%, 11/25/2034 ‡ (m)	195	195

Series 2004-B, Class M8, 4.89%, 11/25/2034 ‡ (m)	219	215

Series 2004-C, Class M1, 2.66%, 3/25/2035 ‡ (m)	2,199	2,203

Honda Auto Receivables Owner Trust

Series 2016-4, Class A3, 1.21%, 12/18/2020	84	84

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2018-3, Class A2, 2.67%, 12/22/2020	79	79

Series 2017-2, Class A3, 1.68%, 8/16/2021	366	366

Hyundai Auto Lease Securitization Trust Series 2018-B, Class A2, 2.81%, 12/15/2020 (f)	118	118

Hyundai Auto Receivables Trust Series 2019-B, Class A2, 1.93%, 7/15/2022	260	260

John Deere Owner Trust Series 2019-A, Class A2, 2.85%, 12/15/2021	482	484

KREF Ltd. Series 2018-FL1, Class D, 4.43%, 6/15/2036 ‡ (f) (m)	600	603

Lendmark Funding Trust

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (f)	695	696

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (f)	1,165	1,200

Long Beach Mortgage Loan Trust

Series 2004-3, Class M2, 2.72%, 7/25/2034 ‡ (m)	742	736

Series 2004-3, Class M4, 3.44%, 7/25/2034 ‡ (m)	427	427

Series 2004-6, Class A3, 3.12%, 11/25/2034 ‡ (m)	236	237

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (f)	2,175	2,227

MASTR Asset-Backed Securities Trust

Series 2003-NC1, Class M5, 4.61%, 4/25/2033 ‡ (m)	87	83

Series 2005-NC1, Class M2, 2.57%, 12/25/2034 ‡ (m)	211	210

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (f)	1,337	1,392

Mercedes-Benz Auto Receivables Trust Series 2018-1, Class A2A, 2.71%, 4/15/2021	26	26

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (f) (k)	550	555

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (f) (k)	2,215	2,230

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (f) (k)	3,089	3,092

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-HE2, Class M2, 4.30%, 8/25/2033 ‡ (m)	27	27

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2004-NC5, Class M1, 2.72%, 5/25/2034 ‡ (m)	303	300

Series 2004-NC7, Class M2, 2.75%, 7/25/2034 ‡ (m)	108	109

Series 2004-NC6, Class M2, 3.70%, 7/25/2034 ‡ (m)	344	341

Series 2004-HE6, Class M1, 2.65%, 8/25/2034 ‡ (m)	326	326

Series 2004-HE8, Class M3, 2.95%, 9/25/2034 ‡ (m)	23	23

Series 2005-HE1, Class M3, 2.60%, 12/25/2034 ‡ (m)	44	43

Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 2.80%, 2/25/2033 ‡ (m)	281	281

New Century Home Equity Loan Trust Series 2004-2, Class M3, 2.83%, 8/25/2034 ‡ (m)	398	398

New Residential Mortgage LLC Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (f)	308	312

Nissan Auto Lease Trust Series 2017-B, Class A3, 2.05%, 9/15/2020	47	47

Nissan Auto Receivables Owner Trust

Series 2018-B, Class A2A, 2.76%, 7/15/2021	293	293

Series 2017-B, Class A3, 1.75%, 10/15/2021	295	294

Series 2015-C, Class A4, 1.67%, 2/15/2022	288	288

Series 2019-B, Class A2, 2.56%, 3/15/2022	681	684

Series 2017-C, Class A3, 2.12%, 4/18/2022	1,515	1,517

NovaStar Mortgage Funding Trust

Series 2003-2, Class M3, 5.20%, 9/25/2033 ‡ (m)	510	512

OnDeck Asset Securitization Trust LLC

Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (f)	250	252

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (f)	422	422

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (f)	965	1,020

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (f)	1,045	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-4, Class M1, 2.84%, 7/25/2033 ‡ (m)	1,233	1,232

Option One Mortgage Loan Trust

Series 2004-1, Class M1, 2.72%, 1/25/2034 ‡ (m)	540	536

Series 2004-1, Class M2, 3.47%, 1/25/2034 ‡ (m)	556	549

Series 2004-3, Class M2, 2.68%, 11/25/2034 ‡ (m)	26	26

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 3.47%, 12/25/2034 ‡ (m)	2,122	2,167

Series 2005-WCH1, Class M4, 3.07%, 1/25/2036 ‡ (m)	500	503

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.17%, 4/25/2023 (f) (m)	1,655	1,636

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 4.67%, 2/25/2023 (f) (m)	3,940	3,964

Prestige Auto Receivables Trust Series 2018-1A, Class E, 5.03%, 1/15/2026 (f)	680	708

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A2, 6.05%, 9/25/2058 ‡ (f) (k)	1,000	1,006

Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 (f) (k)	1,516	1,524

Prosper Marketplace Issuance Trust Series 2019-2A, Class B, 3.69%, 9/15/2025 ‡ (f)	670	678

PRPM LLC

Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (f) (k)	1,152	1,157

Series 2019-3A, Class A1, 3.35%, 7/25/2024 ‡ (f) (k)	2,413	2,417

Renaissance Home Equity Loan Trust

Series 2003-2, Class M1, 3.06%, 8/25/2033 ‡ (m)	243	236

Series 2004-1, Class M4, 4.52%, 5/25/2034 ‡ (m)	738	612

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (k)	38	39

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Santander Drive Auto Receivables Trust

Series 2019-1, Class C, 3.42%, 4/15/2025	1,022	1,044

Series 2019-1, Class D, 3.65%, 4/15/2025	1,940	1,988

Saxon Asset Securities Trust

Series 2003-3, Class M1, 2.80%, 12/25/2033 ‡ (m)	303	295

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M2, 3.55%, 2/25/2034 ‡ (m)	529	528

Soundview Home Loan Trust Series 2005-OPT1, Class M2, 2.50%, 6/25/2035 ‡ (m)	367	366

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 2.72%, 11/25/2034 ‡ (m)	515	509

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 2.80%, 10/25/2033 ‡ (m)	113	113

Series 2004-7, Class M2, 2.95%, 8/25/2034 ‡ (m)	183	182

Series 2004-BNC1, Class A5, 3.06%, 9/25/2034 ‡ (m)	28	29

Series 2004-8, Class M9, 5.57%, 9/25/2034 (m)	644	628

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 1.99%, 12/25/2036 ‡ (m)	314	305

T-Mobile USA, Inc. 6.00%, 4/15/2024‡	482	—

Toyota Auto Receivables Series 2016-C, Class A4, 1.32%, 11/15/2021	613	612

Toyota Auto Receivables Owner Trust

Series 2018-B, Class A2A, 2.64%, 3/15/2021	157	157

Series 2019-A, Class A2A, 2.83%, 10/15/2021	1,490	1,495

Series 2017-D, Class A3, 1.93%, 1/18/2022	351	351

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (f)	919	923

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (f)	346	347

USAA Auto Owner Trust Series 2017-1, Class A4, 1.88%, 9/15/2022	575	575

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Vantage Data Centers Issuer LLC Series 2018-1A, Class A2, 4.07%, 2/16/2043 (f)	723	751

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (f) (k)	1,827	1,833

Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (f) (k)	973	979

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (f) (k)	3,000	3,031

Series 2019-NPL4, Class A2, 5.44%, 8/25/2049 ‡ (f) (k)	630	632

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 (f) (k)	3,000	2,997

Verizon Owner Trust

Series 2017-2A, Class A, 1.92%, 12/20/2021 (f)	1,011	1,010

Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (f)	1,051	1,059

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (f) (k)	416	419

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M6, 4.64%, 10/25/2034 (m)	289	248

Series 2004-2, Class M8A, 6.32%, 10/25/2034‡ (f) (m)	97	89

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (f)	1,465	1,487

Series 2019-1A, Class D, 3.67%, 3/15/2024 (f)	1,330	1,355

Series 2019-2A, Class C, 2.84%, 7/15/2024 (f)	1,000	1,010

Series 2019-1A, Class E, 4.49%, 7/15/2024 (f)	435	445

Series 2019-2A, Class D, 3.20%, 11/15/2024 (f)	390	396

Series 2018-3A, Class F, 6.02%, 2/18/2025 (f)	2,000	2,066

Series 2019-1A, Class F, 5.67%, 2/17/2026 (f)	1,240	1,274

Series 2019-3A, Class F, 4.72%, 4/15/2026 (f)	1,000	1,002

		183,716

Total Asset-Backed Securities (Cost $189,179)		192,602

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Commercial Mortgage-Backed Securities — 4.6%

Cayman Islands — 0.1%

GPMT Ltd.

Series 2018-FL1, Class AS, 3.05%, 11/21/2035 ‡ (f) (m)	1,000	998

Series 2018-FL1, Class B, 3.40%, 11/21/2035 ‡ (f) (m)	1,000	997

		1,995

United States — 4.5%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (f)	670	621

BANK

Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (f)	500	465

Series 2019-BN16, Class E, 3.00%, 2/15/2052 ‡ (f)	480	401

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (f)	1,570	1,383

Series 2018-BN12, Class D, 3.00%, 5/15/2061 ‡ (f)	1,590	1,446

Series 2019-BN19, Class D, 3.00%, 8/15/2061 ‡ (f)	2,250	2,057

Series 2019-BN20, Class E, 2.50%, 9/15/2061 ‡ (f)	350	288

Series 2019-BN22, Class E, 2.50%, 11/15/2062 (f) (n)	700	568

Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 ‡ (f)	1,500	1,398

BBCMS Mortgage Trust Series 2018-C2, Class C, 4.97%, 12/15/2051 ‡ (m)	800	889

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (f)	1,203	1,065

Braemar Hotels & Resorts Trust Series 2018-PRME, Class C, 3.16%, 6/15/2035 ‡ (f) (m)	1,500	1,494

BX Commercial Mortgage Trust Series 2018-IND, Class E, 3.61%, 11/15/2035 ‡ (f) (m)	538	540

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class C, 3.37%, 12/15/2037 ‡ (f) (m)	2,900	2,910

Series 2019-LIFE, Class E, 4.07%, 12/15/2037 ‡ (f) (m)	2,845	2,870

Series 2019-LIFE, Class G, 5.17%, 12/15/2037 ‡ (f) (m)	2,560	2,587

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

CD Mortgage Trust

Series 2017-CD4, Class C, 4.35%, 5/10/2050 ‡ (m)	800	859

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (f)	351	314

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (f) (m)	3,160	3,365

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (f)	1,650	1,709

Series 2015-P1, Class C, 4.34%, 9/15/2048 ‡ (m)	1,225	1,297

Series 2016-C1, Class D, 4.95%, 5/10/2049 ‡ (f) (m)	585	608

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	960	1,033

Series 2019-GC41, Class AS, 3.02%, 8/10/2056 ‡	1,500	1,541

Commercial Mortgage Trust

Series 2014-LC15, Class D, 4.99%, 4/10/2047 ‡ (f) (m)	1,000	1,023

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (f)	550	488

Series 2014-CR20, Class D, 3.22%, 11/10/2047 (f)	1,450	1,372

Series 2015-CR23, Class CME, 3.68%, 5/10/2048 ‡ (f) (m)	4,738	4,738

Series 2015-LC21, Class D, 4.30%, 7/10/2048 ‡ (m)	2,151	2,157

Series 2016-CR28, Class D, 3.90%, 2/10/2049 ‡ (m)	1,500	1,554

Series 2016-CR28, Class E, 4.15%, 2/10/2049 ‡ (f) (m)	1,458	1,449

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 3.51%, 5/15/2036 ‡ (f) (m)	3,000	3,009

CSAIL Commercial Mortgage Trust

Series 2016-C5, Class D, 3.54%, 11/15/2048 ‡ (f) (m)	1,000	973

Series 2019-C16, Class C, 4.24%, 6/15/2052 ‡ (m)	1,255	1,330

DBGS Mortgage Trust

Series 2018-5BP, Class D, 3.26%, 6/15/2033 ‡ (f) (m)	4,000	4,000

Series 2019-1735, Class E, 4.19%, 4/10/2037 ‡ (f) (m)	865	892

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

DBJPM Mortgage Trust Series 2017-C6, Class D, 3.24%, 6/10/2050 ‡ (f) (m)	1,520	1,409

FHLMC, Multifamily Structured Pass-Through Certificates

Series K721, Class X3, IO, 1.30%, 9/25/2022 (m)	22,604	798

Series K033, Class X1, IO, 0.30%, 7/25/2023 (m)	107,343	1,124

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (m)	29,800	684

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	7,480	914

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (m)	13,000	871

Series K064, Class X3, IO, 2.13%, 5/25/2027 (m)	14,685	2,000

Series K078, Class X1, IO, 0.09%, 6/25/2028 (m)	63,746	650

Series K082, Class X1, IO, 0.01%, 9/25/2028 (m)	420,905	2,115

Series K083, Class X1, IO, 0.03%, 9/25/2028 (m)	134,074	886

Series K082, Class X3, IO, 2.21%, 10/25/2028 (m)	9,250	1,508

Series K084, Class X3, IO, 2.24%, 11/25/2028 (m)	10,000	1,654

Series K094, Class X1, IO, 0.88%, 6/25/2029 (m)	40,631	2,958

Series K092, Class X3, IO, 2.25%, 7/25/2029 (m)	7,055	1,242

Series K723, Class X3, IO, 1.92%, 10/25/2034 (m)	6,909	471

Series K153, Class X3, IO, 3.77%, 4/25/2035 (m)	5,395	1,844

Series K716, Class X3, IO, 1.79%, 8/25/2042 (m)	16,608	481

Series K040, Class X3, IO, 2.04%, 11/25/2042 (m)	13,397	1,226

Series K726, Class X3, IO, 2.13%, 7/25/2044 (m)	15,363	1,299

Series K059, Class X3, IO, 1.92%, 11/25/2044 (m)	15,200	1,767

Series K070, Class X3, IO, 2.04%, 12/25/2044 (m)	7,175	1,002

Series K065, Class X3, IO, 2.18%, 7/25/2045 (m)	16,900	2,372

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	8,624	729

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	8,000	1,106

Series K072, Class X3, IO, 2.14%, 12/25/2045 (m)	5,200	774

Series K081, Class X3, IO, 2.23%, 9/25/2046 (m)	15,822	2,592

Series K088, Class X3, IO, 2.35%, 2/25/2047 (m)	16,690	3,002

Series K094, Class X3, IO, 2.12%, 7/25/2047 (m)	14,794	2,479

Series K087, Class X3, IO, 2.32%, 1/25/2051 (m)	11,320	1,959

FNMA ACES Series 2019-M21, Class X2, IO, 1.47%, 2/25/2031 (m)	3,740	427

FREMF Series 2018-KF46, Class B, 3.97%, 3/25/2028 (f) (m)	549	542

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.37%, 5/25/2022 (f) (m)	118	120

Series 2015-KF10, Class B, 8.12%, 7/25/2022 (f) (m)	429	450

Series 2018-KI01, Class B, 4.47%, 9/25/2022 (f) (m)	1,692	1,701

Series 2017-KF31, Class B, 4.92%, 4/25/2024 (f) (m)	210	212

Series 2017-KF32, Class B, 4.57%, 5/25/2024 (f) (m)	545	551

Series 2017-KF36, Class B, 4.67%, 8/25/2024 (f) (m)	594	597

Series 2017-KF38, Class B, 4.52%, 9/25/2024 (f) (m)	516	518

Series 2018-KF42, Class B, 4.22%, 12/25/2024 (f) (m)	511	515

Series 2018-K731, Class B, 3.93%, 2/25/2025 (f) (m)	1,450	1,520

Series 2018-KF45, Class B, 3.97%, 3/25/2025 (f) (m)	1,118	1,101

Series 2018-KF47, Class B, 4.02%, 5/25/2025 (f) (m)	1,115	1,109

Series 2018-KF49, Class B, 3.92%, 6/25/2025 (f) (m)	609	604

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (f) (m)	1,530	1,561

Series 2018-KF53, Class B, 4.07%, 10/25/2025 (m)	2,533	2,531

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (f) (m)	1,325	1,381

Series 2019-KF62, Class B, 4.07%, 4/25/2026 (f) (m)	1,030	1,030

Series 2019-K736, Class C, 3.76%, 7/25/2026 (f) (m)	1,500	1,529

Series 2018-KF48, Class B, 4.07%, 6/25/2028 (f) (m)	1,553	1,536

Series 2018-KF50, Class B, 3.92%, 7/25/2028 (f) (m)	274	274

Series 2018-K82, Class B, 4.13%, 9/25/2028 (f) (m)	725	783

Series 2019-KF63, Class B, 4.37%, 5/25/2029 (f) (m)	1,895	1,900

Series 2019-KF65, Class B, 4.42%, 7/25/2029 (f) (m)	1,125	1,129

Series 2012-K19, Class C, 4.03%, 5/25/2045 (f) (m)	480	499

Series 2017-K67, Class C, 3.94%, 9/25/2049 (f) (m)	770	802

Series 2016-K60, Class B, 3.54%, 12/25/2049 (f) (m)	355	367

Series 2017-K65, Class B, 4.07%, 7/25/2050 (f) (m)	2,000	2,139

Series 2019-K87, Class C, 4.32%, 1/25/2051 (f) (m)	783	836

Series 2018-K74, Class B, 4.09%, 2/25/2051 (f) (m)	930	999

Series 2018-K75, Class B, 3.98%, 4/25/2051 (f) (m)	600	639

Series 2019-K94, Class C, 3.97%, 7/25/2052 (f) (m)	2,257	2,348

GNMA

Series 2012-44, IO, 0.40%, 3/16/2049 (m)	6,656	75

Series 2015-86, IO, 0.75%, 5/16/2052 (m)	6,444	301

Series 2013-7, IO, 0.35%, 5/16/2053 (m)	17,436	389

Series 2014-186, IO, 0.76%, 8/16/2054 (m)	14,268	639

Series 2013-178, IO, 0.65%, 6/16/2055 (m)	3,716	107

Series 2015-33, IO, 0.74%, 2/16/2056 (m)	16,374	771

Series 2015-59, IO, 1.01%, 6/16/2056 (m)	7,189	394

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	53

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2015-172, IO, 0.84%, 3/16/2057 (m)	3,631	187

Series 2016-40, IO, 0.72%, 7/16/2057 (m)	11,737	570

Series 2016-157, IO, 0.95%, 11/16/2057 (m)	10,587	765

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (m)	27,857	1,898

Series 2016-96, IO, 0.98%, 12/16/2057 (m)	1,721	125

Series 2016-155, IO, 0.94%, 2/16/2058 (m)	21,996	1,653

Series 2016-151, IO, 1.09%, 6/16/2058 (m)	20,538	1,574

Series 2017-54, IO, 0.65%, 12/16/2058 (m)	8,051	461

Series 2017-86, IO, 0.77%, 5/16/2059 (m)	5,527	339

Series 2017-69, IO, 0.80%, 7/16/2059 (m)	3,049	200

Series 2017-171, IO, 0.70%, 9/16/2059 (m)	2,684	168

Series 2018-119, IO, 0.65%, 5/16/2060 (m)	8,011	533

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 ‡ (f) (m)	3,260	3,287

GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E, 4.07%, 2/10/2029 ‡ (f) (m)	2,500	2,519

GS Mortgage Securities Trust

Series 2013-GC12, Class E, 3.25%, 6/10/2046 (f)	400	332

Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (f) (m)	500	498

Series 2015-GC32, Class C, 4.41%, 7/10/2048 ‡ (m)	1,530	1,633

Series 2015-GC34, Class D, 2.98%, 10/10/2048	505	456

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (f) (m)	2,809	2,676

Hudson Yards Mortgage Trust Series 2019-30HY, Class E, 3.44%, 7/10/2039 ‡ (f) (m)	2,000	2,014

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2013-C16, Class D, 5.03%, 12/15/2046 ‡ (f) (m)	500	528

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (m)	71	71

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 3.72%, 5/15/2036 ‡ (f) (m)	990	990

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.88%, 7/15/2044 (m)	345	346

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	1,650	963

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 4.91%, 4/15/2047 ‡ (f) (m)	385	408

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (f) (m)	770	822

Series 2006-T23, Class D, 6.18%, 8/12/2041 ‡ (f) (m)	943	959

Series 2019-H7, Class D, 3.00%, 7/15/2052‡(f)	1,746	1,588

Multifamily Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 3.50%, 10/15/2049 (f) (m)	400	403

Series 2019-01, Class M10, 5.05%, 10/15/2049 (f) (m)	800	823

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (f)	2,460	2,514

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (f) (m)	350	359

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (f) (m)	500	514

Wells Fargo Commercial Mortgage Trust

Series 2018-C48, Class C, 5.12%, 1/15/2052 ‡ (m)	635	721

Series 2019-C52, Class XA, IO, 1.62%, 8/15/2052 (m)	3,996	478

WFRBS Commercial Mortgage Trust

Series 2014-C22, Class D, 3.90%, 9/15/2057 ‡ (f) (m)	1,565	1,294

		167,204

Total Commercial Mortgage-backed Securities (Cost $165,620)		169,199

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Collateralized Mortgage Obligations — 3.9%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 3.67%, 10/25/2028 ‡ (f) (m)	1,660	1,660

Series 2018-3A, Class M2, 4.57%, 10/25/2028 ‡ (f) (m)	1,440	1,443

		3,103

United States — 3.8%

Alternative Loan Trust

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	413	417

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	96	100

Series 2005-11CB, Class 2A1, 5.50%, 6/25/2035	75	75

Series 2005-19CB, Class A2, IF, 12.93%, 6/25/2035 (m)	18	22

Series 2005-27, Class 1A6, 2.64%, 8/25/2035 (m)	990	974

Series 2005-28CB, Class 2A6, 5.00%, 8/25/2035	972	836

Series 2005-50CB, Class 1A1, 5.50%, 11/25/2035	962	945

Series 2006-4CB, Class 2A6, 5.50%, 4/25/2036	2,435	2,380

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	710	565

Angel Oak Mortgage Trust

Series 2019-3, Class B1, 4.10%, 5/25/2059 ‡ (f) (m)	2,203	2,217

Angel Oak Mortgage Trust I LLC

Series 2018-2, Class A1, 3.67%, 7/27/2048 (f) (m)	2,468	2,494

Series 2018-3, Class A1, 3.65%, 9/25/2048 (f) (m)	660	667

Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (f) (m)	1,000	1,027

Antler Mortgage Trust

Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (f)	800	803

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (f) (m)	1,063	1,086

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (f) (m)	2,000	2,047

Series 2019-1, Class A1, 3.80%, 1/25/2049 (f) (m)	858	877

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-2, Class A3, 3.80%, 4/25/2049 (f) (m)	3,195	3,254

Banc of America Funding Trust Series 2005-6, Class 1A2, 5.50%, 10/25/2035	55	52

Bear Stearns ALT-A Trust

Series 2003-6, Class 2A2, 4.31%, 1/25/2034 (m)	1,492	1,503

Series 2005-4, Class 23A1, 4.44%, 5/25/2035 (m)	60	61

Series 2005-4, Class 23A2, 4.44%, 5/25/2035 (m)	461	471

Series 2005-7, Class 12A3, 2.50%, 8/25/2035 (m)	49	49

Bear Stearns ARM Trust

Series 2005-9, Class A1, 4.27%, 10/25/2035 (m)	161	166

Series 2006-1, Class A1, 4.91%, 2/25/2036 (m)	278	286

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC3, Class M1, 2.65%, 6/25/2034 ‡ (m)	544	481

Chase Mortgage Finance Trust

Series 2006-S4, Class A5, 6.00%, 12/25/2036	266	200

Series 2007-A1, Class 8A1, 4.37%, 2/25/2037 (m)	110	116

Series 2007-A1, Class 1A1, 4.70%, 2/25/2037 (m)	82	84

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 4.57%, 5/25/2023 (f) (m)	4,120	4,133

Series 2018-GT1, Class B, 5.32%, 5/25/2023 ‡ (f) (m)	840	841

CHL Mortgage Pass-Through Trust

Series 2004-9, Class A7, 5.25%, 6/25/2034	80	83

Series 2004-25, Class 2A1, 2.50%, 2/25/2035 (m)	394	384

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	562	518

Series 2005-31, Class 2A1, 3.78%, 1/25/2036 (m)	412	394

Series 2006-21, Class A14, 6.00%, 2/25/2037	182	158

Series 2007-10, Class A4, 5.50%, 7/25/2037	222	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	55

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Series 2007-9, Class A11, 5.75%, 7/25/2037	2,011	1,657

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 4.54%, 8/25/2035 (m)	274	280

Series 2005-11, Class A2A, 4.38%, 10/25/2035 (m)	79	82

Series 2019-IMC1, Class B1, 3.97%, 7/25/2049‡(f) (m)	2,123	2,130

Series 2019-IMC1, Class B2, 5.41%, 7/25/2049 ‡ (f) (m)	2,000	2,005

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 4.63%, 8/25/2035 (m)	339	350

Civic Mortgage LLC

Series 2018-2, Class A1, 4.35%, 11/25/2022 (f) (k)	942	944

Series 2018-2, Class A2, 5.32%, 11/25/2022 (f) (k)	330	329

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (f) (m)	1,573	1,579

Series 2018-4, Class A1, 4.01%, 12/28/2048 (f) (m)	1,946	1,970

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 4.22%, 4/25/2031 ‡ (f) (m)	3,000	3,024

Series 2019-R01, Class 2M1, 2.67%, 7/25/2031 ‡ (f) (m)	1,447	1,448

Series 2019-R01, Class 2M2, 4.27%, 7/25/2031 ‡ (f) (m)	3,000	3,024

Series 2019-R02, Class 1M2, 4.12%, 8/25/2031 ‡ (f) (m)	3,200	3,219

Series 2019-R03, Class 1M2, 3.97%, 9/25/2031 (f) (m)	850	853

Series 2019-R05, Class 1B1, 5.92%, 7/25/2039 (f) (m)	1,000	1,038

Series 2019-R07, Class 1M2, 3.92%, 10/25/2039 (f) (m)	2,660	2,660

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	393	415

Deephave Residential Mortgage Trust Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (f) (m)	250	255

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Deephaven Residential Mortgage Trust

Series 2017-3A, Class B2, 6.25%, 10/25/2047 ‡ (f) (m)	2,000	2,019

Series 2018-2A, Class A1, 3.48%, 4/25/2058 (f) (m)	1,411	1,423

Series 2019-3A, Class B2, 5.66%, 7/25/2059 ‡ (f) (m)	2,000	2,013

Deutsche Alt-A Securities Mortgage Loan Trust

Series 2006-AF1, Class A4, 2.12%, 4/25/2036 (m)	639	622

Series 2007-3, Class 2A1, 2.57%, 10/25/2047 (m)	3,020	2,900

FHLMC STACR Series 2019-HQA3, Class M2, 3.67%, 9/25/2049 (f) (m)	1,500	1,498

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA1, Class M2, 5.07%, 7/25/2029 (m)	2,932	3,073

Series 2018-HQA1, Class M2, 4.12%, 9/25/2030 (m)	3,000	3,022

FNMA, Connecticut Avenue Securities

Series 2015-C03, Class 1M2, 6.82%, 7/25/2025 ‡ (m)	372	402

Series 2017-C07, Class 1M2, 4.22%, 5/25/2030 (m)	2,000	2,030

Series 2018-C05, Class 1M2, 4.17%, 1/25/2031 (m)	3,250	3,282

GCAT Trust Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 (f) (m)	2,337	2,347

GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 4.45%, 9/25/2034 (m)	236	242

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (f) (m)	2,344	2,365

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (f) (m)	500	509

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (f) (m)	500	510

Impac CMB Trust

Series 2004-6, Class 1A2, 2.60%, 10/25/2034 (m)	67	67

Series 2005-2, Class 2A2, 2.62%, 4/25/2035 (m)	372	364

Series 2005-4, Class 2A2, 2.58%, 5/25/2035 (m)	279	270

Series 2005-4, Class 2M2, 2.95%, 5/25/2035 (m)	197	188

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-4, Class 2B1, 4.30%, 5/25/2035 ‡ (m)	296	292

JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.01%, 6/25/2037 (m)	8	8

JP Morgan Mortgage Trust

Series 2005-A8, Class 2A3, 3.93%, 11/25/2035 (m)	170	165

Series 2006-A7, Class 2A2, 4.08%, 1/25/2037 (m)	1,116	1,091

Lehman XS Trust Series 2006-16N, Class A4A, 2.01%, 11/25/2046 (m)	2,092	1,998

LHOME Mortgage Trust

Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (f)	2,130	2,130

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (f) (k)	340	340

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.71%, 4/21/2034 (m)	179	183

MASTR Alternative Loan Trust

Series 2003-5, Class 30B1, 5.92%, 8/25/2033 ‡ (m)	742	760

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	64	66

Merrill Lynch Mortgage Investors Trust

Series 2003-A4, Class 3A, 4.87%, 5/25/2033 (m)	80	81

Series 2005-A2, Class A3, 4.43%, 2/25/2035 (m)	39	40

Series 2005-1, Class 2A1, 4.06%, 4/25/2035 (m)	43	43

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.73%, 7/25/2034 (m)	90	91

Series 2004-7AR, Class 2A6, 4.41%, 9/25/2034 (m)	224	232

Series 2004-11AR, Class 1A2A, 2.13%, 1/25/2035 (m)	190	190

MortgageIT Mortgage Loan Trust Series 2006-1, Class 1A2, 2.02%, 4/25/2036 (m)	2,529	2,257

MortgageIT Trust Series 2005-1, Class 1B1, 3.32%, 2/25/2035 ‡ (m)	249	244

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class B1, 5.28%, 11/25/2048 (f) (m)	1,184	1,207

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (f) (m)	1,076	1,091

Series 2019-NQM4, Class B2, 5.06%, 9/25/2059 ‡ (f) (m)	2,000	1,999

OBX Trust Series 2018-EXP1, Class 2A1B, 2.67%, 4/25/2048 (f) (m)	2,235	2,214

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 2.21%, 11/25/2035 (m)	256	258

Series 2005-5, Class 1APT, 2.10%, 12/25/2035 (m)	630	596

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 2.03%, 4/25/2036 (m)	749	721

Series 2006-1, Class 1AC1, 2.12%, 4/25/2036 (m)	535	523

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 4.80%, 5/27/2023 (f) (m)	386	388

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (f) (k)	1,812	1,822

RALI Trust Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	626	618

Residential Asset Securitization Trust Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,688	2,157

RFMSI Trust

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	589	558

Series 2007-S6, Class 2A5, 2.32%, 6/25/2037 (m)	2,113	1,729

Spruce Hill Mortgage Loan Trust Series 2019-SH1, Class A1, 3.40%, 4/29/2049 (f) (m)	2,241	2,258

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (f) (m)	2,652	2,676

Series 2019-1, Class A1, 2.94%, 6/25/2049 (f) (m)	2,799	2,808

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (f) (m)	2,000	2,009

Series 2019-INV1, Class M1, 3.06%, 8/25/2049 (f) (m)	500	498

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (f) (k)	660	667

Series 2019-2, Class A1, 3.72%, 9/25/2022 (k)	3,250	3,259

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	57

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (f) (m)	2,382	2,397

Series 2019-INV2, Class M1, 3.50%, 7/25/2059 ‡ (f) (m)	2,000	2,021

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (f) (m)	1,500	1,516

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (f) (m)	1,000	1,025

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 2.66%, 7/25/2045 (m)	1,834	1,854

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 4.43%, 3/25/2035 (m)	484	483

Series 2005-AR5, Class A6, 4.36%, 5/25/2035 (m)	338	348

Series 2005-AR7, Class A3, 4.26%, 8/25/2035 (m)	251	256

Series 2005-AR10, Class 1A3, 4.19%, 9/25/2035 (m)	184	187

Series 2005-AR14, Class 1A4, 4.10%, 12/25/2035 (m)	235	235

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-H, Class A1, 4.76%, 9/25/2033 (m)	84	86

Series 2003-M, Class A1, 4.66%, 12/25/2033 (m)	171	178

Series 2004-H, Class A1, 4.99%, 6/25/2034 (m)	62	64

Series 2004-K, Class 1A2, 4.99%, 7/25/2034 (m)	46	48

Series 2004-EE, Class 2A2, 4.91%, 12/25/2034 (m)	59	62

Series 2004-DD, Class 1A1, 5.01%, 1/25/2035 (m)	177	187

Series 2005-AR1, Class 1A1, 5.08%, 2/25/2035 (m)	457	474

Series 2005-AR3, Class 1A1, 4.95%, 3/25/2035 (m)	228	238

Series 2005-AR2, Class 2A2, 5.12%, 3/25/2035 (m)	152	157

Series 2005-AR2, Class 3A1, 5.13%, 3/25/2035 (m)	49	50

Series 2005-AR10, Class 2A1, 4.93%, 6/25/2035 (m)	264	276

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-AR14, Class A1, 4.85%, 8/25/2035 (m)	284	293

Series 2005-AR16, Class 6A3, 4.91%, 10/25/2035 (m)	132	136

Series 2005-17, Class 2A1, 5.50%, 1/25/2036	995	1,021

Series 2006-AR6, Class 7A1, 4.78%, 3/25/2036 (m)	263	270

Series 2006-AR2, Class 2A3, 4.93%, 3/25/2036 (m)	28	29

Series 2006-AR3, Class A3, 5.23%, 3/25/2036 (m)	92	93

		141,600

Total Collateralized Mortgage Obligations (Cost $143,657)		144,703

U.S. Treasury Obligations — 1.3%

U.S. Treasury Notes

2.00%, 1/31/2020 (o)	38,499	38,537

3.63%, 2/15/2020	1,700	1,709

1.38%, 3/31/2020	1,900	1,898

1.13%, 4/30/2020	1,900	1,896

2.00%, 7/31/2020	2,500	2,507

Total U.S. Treasury Obligations (Cost $46,450)		46,547

Loan Assignments — 0.6% (p)

Canada—0.0% (c)

Concordia Healthcare Corp., Initial Dollar Term Loan (1 Week LIBOR + 5.50%), 7.25%, 9/6/2024 (g)	1,047	979

United States—0.6%

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 8/17/2026 (g)	72	72

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.10%, 4/6/2024 (g)	108	103

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.17%, 12/15/2024 (g)	162	154

Axalta Dupont PC, Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.85%, 6/1/2024 (g)	654	653

Berry Global, Inc., 1st Lien Term Loan W (ICE LIBOR USD 1 Month + 2.00%), 3.88%, 10/1/2022 (g)	100	100

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Loan Assignments — continued

United States — continued

Buckeye Partners LP, 1st Lien Term Loan 4.53%, 11/15/2026 (q)	350	352

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.55%, 12/31/2022 (g)	2,861	2,447

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 1/31/2025 (g)	305	302

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 10/2/2024 (g)	607	602

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (g) (r)	133	233

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.56%, 4/6/2024 (g)	407	400

Ensemble RCM, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 8/3/2026 (g)	72	72

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.10%, 5/15/2022 ‡ (g)	21	20

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.10%, 12/1/2023 (g)	249	243

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 12/1/2023 (g)	278	271

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.32%, 8/25/2023 (g)	489	357

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.03%, 5/1/2026 (g) (q)	783	785

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.32%, 5/8/2026 (g)	181	180

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 5/1/2026 (g)	497	498

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 1/31/2025 (g)	322	323

MGM Resorts International, 1st Lien Term Loan A (1 Week LIBOR + 2.00%), 3.71%, 12/21/2023 (g)	775	771

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.10%, 12/5/2023 (g)	1,331	528

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

MotorCity Casino aka CCM Merger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 8/6/2021 (g)	277	277

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.85%, 6/7/2023 (g)	1,895	1,773

Neiman Marcus Group Ltd., Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.49%, 10/25/2023 (g)	270	196

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.55%, 9/18/2026 (g)	350	351

NVA Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 2/2/2025 (g)	176	176

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 8/19/2022 (g)	242	240

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 5.93%, 3/11/2022 (g)	1,216	1,184

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 2/5/2023 (g)	363	363

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 8/14/2024 (g)	1,008	995

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.29%, 11/1/2024 (g)	762	591

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.10%, 9/25/2026 (g)	395	376

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.66%, 2/14/2025 (g)	205	202

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 6.92%, 3/9/2023 (g)	650	584

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 4/29/2026 (g)	336	336

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.80%, 4/12/2024 (g)	132	78

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 10/22/2025 (g)	374	299

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	59

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued
Loan Assignments — continued

United States — continued

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.92%, 6/2/2025 (g)	1,718	1,724

Vertiv Co., Term B Loan (ICE LIBOR USD 1 Month + 4.00%), 5.93%, 11/30/2023 (g)	1,071	1,007

Viskase Companies, Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.35%, 1/30/2021 (g)	780	756

Windstream Corp., 1st lien Term Loan B (1-MONTH PRIME + 5.00%), 7.25%, 3/29/2021 (g) (q)	58	58

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 3.91%, 11/1/2023 (g)	350	350

		21,382

Total Loan Assignments (Cost $23,365)		22,361

Options Purchased — 0.6%

Call Options Purchased — 0.6%

Australia — 0.0% (c)

Foreign Exchange USD/AUD 12/3/2019 at AUD 0.70, Vanilla, European Style Notional Amount: AUD 5,366 Counterparty: Goldman Sachs International*	AUD 5,366	16

United States — 0.6%

Foreign Exchange ILS/USD 11/27/2019 at USD 3.57, Vanilla, European Style Notional Amount: USD 3,597 Counterparty: Citibank, NA*	3,597	5

Foreign Exchange MXN/USD 1/16/2020 at USD 20.44, Vanilla, European Style Notional Amount: USD 1,800 Counterparty: Goldman Sachs International*	1,800	8

Foreign Exchange SGD/USD 1/28/2020 at USD 1.41, Vanilla, European Style Notional Amount: USD 7,177 Counterparty: Standard Chartered Bank*	7,177	3

Foreign Exchange ZAR/USD 1/24/2020 at USD 15.45, Vanilla, European Style Notional Amount: USD 3,602 Counterparty: Citibank, NA*	3,602	83

	NO. OF CONTRACTS

iShares MSCI Emerging Markets ETF 12/20/2019 at USD 41.00, American Style Notional Amount: USD 13,508 Exchange-Traded*	70,353	14,422

INVESTMENTS	NO. OF CONTRACTS		VALUE (000)

United States — continued

S&P 500 Index 12/20/2019 at USD 3,025.00, European Style Notional Amount: USD 346,585 Exchange-Traded*		1,141	6,858

			21,379

			21,395

	PRINCIPAL AMOUNT (000)

Put Options Purchased — 0.0% (c)

European Union — 0.0% (c)

Foreign Exchange JPY/EUR 1/14/2020 at EUR 115.65, Vanilla, European Style Notional Amount: EUR 3,268 Counterparty: Barclays Bank plc *		EUR 3,268	8

United States — 0.0% (c)

Foreign Exchange CLP/USD 1/9/2020 at USD 697.00, Vanilla, European Style Notional Amount: USD 3,604 Counterparty: Goldman Sachs International*		3,604	5

			13

Total Options Purchased (Cost $16,226)			21,408

Supranational — 0.2%

Supranational — 0.2%

African Export-Import Bank (The) 5.25%, 10/11/2023 (a)		200	215

European Investment Bank

2.80%, 1/15/2021	AUD	1,837	1,291

2.25%, 7/30/2021 (f)	CAD	1,990	1,525

0.50%, 6/21/2023	AUD	1,210	808

Inter-American Development Bank

0.50%, 5/23/2023	CAD	3,650	2,645

1.70%, 10/10/2024	CAD	800	605

4.40%, 1/26/2026	CAD	614	534

Total Supranational (Cost $7,763)			7,623

	SHARES (000)
Preferred Stocks — 0.0% (c)

United Kingdom — 0.0% (c)

Rolls-Royce Holdings plc*		1,958	2

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued
Preferred Stocks — continued

United States — 0.0% (c)

Claire’s Stores, Inc.* ‡	—	(d)	331

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.94%, 2/15/2040 ($25 par value) (g)	1		17

Goodman Networks, Inc. (Preference)* ‡	3		—	(d)

MYT Holding Co., 10.00%, 6/7/2029 (f)	47		41

			389

Total Preferred Stocks (Cost $183)			391

	PRINCIPAL AMOUNT (000)
Convertible Bonds — 0.0% (c)

United States — 0.0% (c)

Liberty Interactive LLC

4.00%, 11/15/2029	55		39

3.75%, 2/15/2030	100		70

Whiting Petroleum Corp. 1.25%, 4/1/2020	168		165

Total Convertible Bonds (Cost $273)			274

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

Canada — 0.0% (c)

Ultra Petroleum Corp.

expiring 7/14/2025, price 1.00 USD*	28		2

United States — 0.0% (c)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD* ‡	4		57

Total Warrants (Cost $75)			59

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

United States — 0.0% (c)

Media General, Inc., CVR*‡	44		—	(d)

Vistra Energy Corp., expiring 12/31/2049*‡	17		15

Total Rights (Cost $ — )			15

INVESTMENTS	SHARES (000)	VALUE (000)

Short-Term Investments — 10.2%

Certificates Of Deposit — 0.2%

Barclays Bank plc 2.95%, 4/9/2020	477	479

Chiba Bank Ltd. 2.26%, 12/12/2019	1,800	1,801

Credit Agricole Corporate and Investment Bank (ICE LIBOR USD 3 Month + 0.48%), 2.64%, 9/17/2021 (g)	700	700

Credit Suisse AG 1.86%, 10/9/2020	850	849

MUFG Bank Ltd. 2.80%, 2/26/2020 (f)	500	502

Sumitomo Mitsui Trust Bank Ltd. 2.02%, 2/14/2020	1,500	1,500

Total Certificates Of Deposit (Cost $5,827)		5,831

	PRINCIPAL AMOUNT (000)
Commercial Paper — 0.1%

AT&T, Inc. 2.75%, 12/10/2019 (s)	250	249

Bank of China Ltd. 2.35%, 12/24/2019 (s)	1,450	1,445

Entergy Corp. 2.28%, 11/26/2019 (s) (f)	700	699

Reckitt Benckiser Treasury Services plc

2.51%, 7/7/2020 (s) (f)	950	935

Total Commercial Paper (Cost $3,327)		3,328

Foreign Government Treasury Bills — 5.6%

Canadian Treasury Bills

2.12%, 11/14/2019 (s)	CAD 23,099	17,526

2.02%, 12/12/2019 (s)	CAD 23,128	17,526

1.13%, 4/2/2020 (s)	CAD 73,530	55,431

1.13%, 4/30/2020 (s)	CAD 73,620	55,423

1.13%, 5/28/2020 (s)	CAD 73,736	55,416

Italy Buoni Ordinari del Tesoro BOT (0.22)%, 1/14/2020 (a) (s)	EUR 4,604	5,139

Nigeria OMO Bill 17.07%, 1/2/2020 (s)	NGN 125,000	339

Total Foreign Government Treasury Bills (Cost $206,486)		206,800

	SHARES (000)
Investment Companies — 4.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (t) (u) (Cost $158,600)	158,566	158,629

Total Short-term Investments (Cost $374,240)		374,588

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	61

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued
Investment of Cash Collateral From Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98% (t) (u)	20,000	20,002

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (t) (u)	12,304	12,304

Total Investment Of Cash Collateral From Securities Loaned (Cost $32,304)		32,306

Total Long Positions (Cost $3,304,240)		3,636,412

Short Positions — (0.3)%
Common Stocks — (0.3)%

United States — (0.3)%

3M Co.	(2)	(274)

Align Technology, Inc.*	(3)	(726)

Caterpillar, Inc.	(4)	(541)

Clorox Co. (The)	(12)	(1,777)

Cummins, Inc.	(4)	(726)

Eaton Corp. plc	(2)	(181)

General Electric Co.	(62)	(616)

Harley-Davidson, Inc.	(25)	(962)

Henry Schein, Inc.*	(3)	(183)

Hershey Co. (The)	(10)	(1,501)

Host Hotels & Resorts, Inc., REIT	(44)	(716)

Lennox International, Inc.	(1)	(366)

Mohawk Industries, Inc.*	(5)	(665)

Molson Coors Brewing Co., Class B	(20)	(1,060)

Pinnacle West Capital Corp.	(4)	(361)

Total Common Stocks (Proceeds $(10,766))		(10,655)

Exchange-traded Funds — 0.0% (c)

United States — 0.0% (c)

SPDR S&P 500 ETF Trust (Proceeds $(1,463))	(5)	(1,466)

Total Short Positions (Proceeds $(12,229))		(12,121)

Total Investments — 98.7% (Cost $3,292,011)		3,624,291
Other Assets Less Liabilities — 1.3%		50,522

Net Assets — 100.0%		3,674,813

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Foreign Government Securities	9.6%

Banks	7.3

Foreign Government Treasury Bills	5.6

Asset-Backed Securities	5.2

Commercial Mortgage-Backed Securities	4.7

Collateralized Mortgage Obligations	4.0

Insurance	3.5

Oil, Gas & Consumable Fuels	3.3

Pharmaceuticals	3.0

Software	2.1

Semiconductors & Semiconductor Equipment	2.1

Capital Markets	2.0

Media	2.0

Health Care Providers & Services	1.7

IT Services	1.7

Specialty Retail	1.7

Electric Utilities	1.6

Internet & Direct Marketing Retail	1.5

Interactive Media & Services	1.5

Diversified Telecommunication Services	1.5

Food Products	1.3

U.S. Treasury Notes	1.3

Equity Real Estate Investment Trusts (REITs)	1.2

Beverages	1.2

Hotels, Restaurants & Leisure	1.1

Machinery	1.1

Technology Hardware, Storage & Peripherals	1.1

Aerospace & Defense	1.0

Others (each less than 1.0%)	20.7

Short-Term Investments	4.4

INDUSTRY(SHORT)	PERCENTAGE

Household Products	14.7%

Food Products	12.4

Mutual Funds	12.1

Machinery	10.5

Beverages	8.7

Automobiles	7.9

Industrial Conglomerates	7.3

Health Care Equipment & Supplies	6.0

Equity Real Estate Investment Trusts (REITs)	5.9

Household Durables	5.5

Building Products	3.0

Electric Utilities	3.0

Health Care Providers & Services	1.5

Electrical Equipment	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CLO	Collateralized Loan Obligations
CLP	Chilean Peso
CVA	Dutch Certification
CVR	Contingent Value Rights
CZK	Czech Republic Koruna
DKK	Danish Krone
DOP	Dominican Republic Peso
ETF	Exchange-Traded Fund
EUR	Euro
FDR	Fiduciary Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2019. The rate may be subject to a cap and floor.
ILS	Israeli Shekel
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NGN	Nigeria Naira
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
RUB	Russian Ruble
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt
SEK	Swedish Krona
SGD	Singapore Dollar

SGPS	Holding company
SPDR	Standard & Poor’s Depository Receipts
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $31,088,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $23,970,000 and $22,769,000 respectively.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2019.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2019.
(j)	Security is an interest bearing note with preferred security characteristics.
(k)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2019.
(l)	Defaulted security.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2019.
(n)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	All or a portion of this security is unsettled as of October 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(r)	Fund is subject to legal or contractual restrictions on the resale of the security.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	63

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(s)	The rate shown is the effective yield as of October 31, 2019.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(u)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

3 Month Sterling	28	03/2021	GBP	4,504	2

Japan 10 Year Bond Mini	94	12/2019	JPY	13,422	(67)

Australia 10 Year Bond	99	12/2019	AUD	9,951	(46)

Euro-BTP	46	12/2019	EUR	7,412	20

Euro-Bund	6	12/2019	EUR	1,150	6

Euro-Buxl	27	12/2019	EUR	6,330	(332)

Euro-OAT	83	12/2019	EUR	15,587	(300)

Euro-Schatz	22	12/2019	EUR	2,750	(9)

Foreign Exchange EUR/USD	993	12/2019	USD	138,834	1,018

Foreign Exchange JPY/USD	1,405	12/2019	USD	163,033	(629)

FTSE 100 Index	118	12/2019	GBP	11,070	(42)

Japan 10 Year Bond	5	12/2019	JPY	7,140	(33)

MSCI EAFE E-Mini Index	27	12/2019	USD	2,644	76

S&P 500 E-Mini Index	1,594	12/2019	USD	241,889	2,368

Short-Term Euro-BTP	50	12/2019	EUR	6,272	2

TOPIX Index	69	12/2019	JPY	10,578	729

U.S. Treasury 2 Year Note	46	12/2019	USD	9,919	20

U.S. Treasury 5 Year Note	1,844	12/2019	USD	219,854	(1,387)

U.S. Treasury 10 Year Note	1,230	12/2019	USD	160,304	933

3 Month Euro Euribor	128	03/2021	EUR	35,848	(36)

3 Month Sterling	28	03/2021	GBP	4,505	2

3 Month Euro Euribor	128	06/2021	EUR	35,845	(40)

3 Month Sterling	28	06/2021	GBP	4,505	2

3 Month Sterling	28	09/2021	GBP	4,504	3

					2,260

Short Contracts

Euro-Bobl	(54)	12/2019	EUR	(8,110)	73

Euro-Bund	(419)	12/2019	EUR	(80,326)	(400)

Long Gilt	(35)	12/2019	GBP	(6,023)	(38)

MSCI Emerging Markets E-Mini Index	(2,513)	12/2019	USD	(130,877)	(2,493)

MSCI Europe Equity Index	(2,916)	12/2019	EUR	(75,728)	(1,682)

Russell 2000 E-Mini Index	(1,538)	12/2019	USD	(120,187)	1,880

U.S. Treasury 2 Year Note	(38)	12/2019	USD	(8,194)	7

U.S. Treasury 5 Year Note	(146)	12/2019	USD	(17,407)	113

U.S. Treasury 10 Year Ultra Note	(42)	12/2019	USD	(5,969)	75

3 Month Euro Euribor	(128)	03/2020	EUR	(35,845)	24

3 Month Euro Euribor	(128)	06/2020	EUR	(35,850)	27

					(2,414)

					(154)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Abbreviations

AUD	Australian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FTSE	Financial Times and the London Stock Exchange

GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of October 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CAD	769	USD	577	HSBC Bank, NA	11/5/2019	7
CAD	847	USD	637	State Street Corp.	11/5/2019	7
EUR	2,695	USD	3,005	Barclays Bank plc	11/5/2019	—	(a)
EUR	5,096	USD	5,614	HSBC Bank, NA	11/5/2019	71
EUR	1,164	USD	1,292	Merrill Lynch International	11/5/2019	7
EUR	5,859	USD	6,478	State Street Corp.	11/5/2019	57
EUR	3,269	USD	3,641	TD Bank Financial Group	11/5/2019	5
GBP	686	USD	845	BNP Paribas	11/5/2019	44
USD	102,247	JPY	11,009,149	Barclays Bank plc	11/5/2019	295
EUR	207	USD	231	Barclays Bank plc	11/15/2019	—	(a)
EUR	95	USD	105	BNP Paribas	11/15/2019	—	(a)
EUR	106	USD	117	Citibank, NA	11/15/2019	2
BRL	996	USD	244	Goldman Sachs International**	11/25/2019	4
CNY	639	USD	90	Goldman Sachs International**	11/25/2019	1
CZK	1,738	USD	74	Barclays Bank plc	11/25/2019	2
CZK	2,493	USD	108	Citibank, NA	11/25/2019	1
EUR	14	USD	15	State Street Corp.	11/25/2019	—	(a)
MXN	1,758	USD	90	Barclays Bank plc	11/25/2019	1
MXN	3,555	USD	183	Goldman Sachs International	11/25/2019	1
RON	375	EUR	79	Citibank, NA	11/25/2019	—	(a)
RUB	5,605	USD	87	Goldman Sachs International**	11/25/2019	—	(a)
SGD	123	USD	90	Goldman Sachs International	11/25/2019	—	(a)
TRY	539	USD	90	Barclays Bank plc	11/25/2019	4
USD	91	CLP	65,263	Goldman Sachs International**	11/25/2019	3
USD	32	RUB	2,027	Barclays Bank plc**	11/25/2019	—	(a)
USD	58	RUB	3,682	Goldman Sachs International**	11/25/2019	—	(a)
USD	2	TRY	9	Barclays Bank plc	11/25/2019	—	(a)
EUR	378	USD	421	TD Bank Financial Group	12/4/2019	1
USD	6,712	AUD	9,722	BNP Paribas	12/4/2019	5
USD	7,774	CAD	10,229	TD Bank Financial Group	12/4/2019	7
USD	1,391	DKK	9,288	TD Bank Financial Group	12/4/2019	1
USD	151,579	EUR	135,464	Barclays Bank plc	12/4/2019	204
USD	42,144	GBP	32,500	Goldman Sachs International	12/4/2019	7
USD	1,206	SEK	11,615	BNP Paribas	12/4/2019	2
CHF	1,436	USD	1,459	Royal Bank of Canada	12/27/2019	3
DKK	24,409	USD	3,622	Goldman Sachs International	12/27/2019	37
EUR	1,042	CHF	1,143	State Street Corp.	12/27/2019	2
EUR	1,175	DKK	8,772	Goldman Sachs International	12/27/2019	—	(a)
EUR	1,703	SEK	18,323	Merrill Lynch International	12/27/2019	3
EUR	1,709	USD	1,884	Barclays Bank plc	12/27/2019	29
EUR	800	USD	884	BNP Paribas	12/27/2019	11
EUR	2,661	USD	2,956	Merrill Lynch International	12/27/2019	23
EUR	563	USD	623	State Street Corp.	12/27/2019	7
EUR	757	USD	846	TD Bank Financial Group	12/27/2019	2
GBP	24,149	USD	30,134	Citibank, NA	12/27/2019	1,208
SEK	26,777	USD	2,761	Barclays Bank plc	12/27/2019	21
USD	5,800	CHF	5,673	Merrill Lynch International	12/27/2019	23
USD	777	NOK	7,010	BNP Paribas	12/27/2019	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	65

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	597	NOK	5,479	State Street Corp.	12/27/2019	— (a)
AUD	1,052	USD	725	Citibank, NA	1/6/2020	2
BRL	1,489	USD	358	Citibank, NA**	1/6/2020	12
BRL	1,440	USD	353	Goldman Sachs International**	1/6/2020	5
CZK	34,182	EUR	1,316	Citibank, NA	1/6/2020	22
CZK	41,473	USD	1,786	Citibank, NA	1/6/2020	29
CZK	259	USD	11	Credit Suisse International	1/6/2020	— (a)
EUR	979	USD	1,094	Standard Chartered Bank	1/6/2020	3
HUF	40,896	USD	137	Goldman Sachs International	1/6/2020	2
HUF	32,158	USD	108	HSBC Bank, NA	1/6/2020	2
HUF	217,234	USD	723	Merrill Lynch International	1/6/2020	17
IDR	5,098,501	USD	359	Citibank, NA**	1/6/2020	— (a)
ILS	34	USD	10	Credit Suisse International	1/6/2020	— (a)
KRW	439,381	USD	374	Citibank, NA**	1/6/2020	2
MXN	14,578	USD	737	State Street Corp.	1/6/2020	13
PEN	1,201	USD	356	Merrill Lynch International**	1/6/2020	2
RON	1,278	USD	297	Goldman Sachs International	1/6/2020	3
RON	2,888	USD	672	Merrill Lynch International	1/6/2020	4
SGD	1,993	USD	1,446	Standard Chartered Bank	1/6/2020	19
THB	20,751	USD	686	BNP Paribas	1/6/2020	2
TRY	2,052	USD	353	Barclays Bank plc	1/6/2020	— (a)
TRY	2,075	USD	351	HSBC Bank, NA	1/6/2020	6
USD	519	IDR	7,315,795	Barclays Bank plc**	1/6/2020	3
USD	379	ILS	1,330	TD Bank Financial Group	1/6/2020	1
USD	1,418	JPY	151,806	Citibank, NA	1/6/2020	6
USD	1	MXN	21	Goldman Sachs International	1/6/2020	— (a)
USD	430	PEN	1,432	Barclays Bank plc**	1/6/2020	2
USD	699	ZAR	10,487	Goldman Sachs International	1/6/2020	11
USD	671	ZAR	9,894	Merrill Lynch International	1/6/2020	22
USD	396	ZAR	5,988	Royal Bank of Canada	1/6/2020	3
PLN	79	USD	21	State Street Corp.	1/7/2020	— (a)
RUB	42,307	USD	645	Barclays Bank plc**	1/9/2020	9
RUB	47,206	USD	714	Goldman Sachs International**	1/9/2020	15
USD	1,925	RUB	124,121	Citibank, NA**	1/9/2020	8
USD	569	RUB	36,817	Goldman Sachs International**	1/9/2020	— (a)

Total unrealized appreciation						2,347

AUD	9,722	USD	6,707	BNP Paribas	11/5/2019	(5)
CAD	10,229	USD	7,773	TD Bank Financial Group	11/5/2019	(6)
DKK	9,288	USD	1,388	TD Bank Financial Group	11/5/2019	(1)
EUR	135,464	USD	151,296	Barclays Bank plc	11/5/2019	(202)
GBP	32,500	USD	42,106	Goldman Sachs International	11/5/2019	(7)
JPY	182,807	USD	1,713	Merrill Lynch International	11/5/2019	(20)
SEK	11,615	USD	1,205	BNP Paribas	11/5/2019	(2)
USD	6,569	AUD	9,722	Merrill Lynch International	11/5/2019	(133)
USD	8,326	CAD	11,022	BNP Paribas	11/5/2019	(42)
USD	621	CAD	824	HSBC Bank, NA	11/5/2019	(4)
USD	1,362	DKK	9,288	TD Bank Financial Group	11/5/2019	(24)
USD	166,110	EUR	151,794	HSBC Bank, NA	11/5/2019	(3,198)
USD	1,920	EUR	1,754	Royal Bank of Canada	11/5/2019	(36)
USD	39,455	GBP	32,022	Goldman Sachs International	11/5/2019	(2,026)
USD	1,462	GBP	1,164	Standard Chartered Bank	11/5/2019	(45)
USD	2,313	JPY	249,854	Merrill Lynch International	11/5/2019	(1)
USD	1,187	SEK	11,615	Barclays Bank plc	11/5/2019	(16)
EUR	108	USD	121	TD Bank Financial Group	11/15/2019	— (a)
USD	533	EUR	480	Australia & New Zealand Banking Group Ltd.	11/15/2019	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	530	EUR	478	BNP Paribas	11/15/2019	(3)
USD	3,127	EUR	2,845	Merrill Lynch International	11/15/2019	(48)
USD	146,487	CAD	193,619	Merrill Lynch International	11/19/2019	(521)
CLP	130,952	USD	181	Goldman Sachs International**	11/25/2019	(4)
EUR	65	CZK	1,662	Citibank, NA	11/25/2019	— (a)
SGD	125	USD	92	Goldman Sachs International	11/25/2019	— (a)
USD	91	COP	306,457	Goldman Sachs International**	11/25/2019	— (a)
USD	112	CZK	2,570	Citibank, NA	11/25/2019	(1)
USD	181	KRW	213,726	Goldman Sachs International**	11/25/2019	(2)
USD	89	RON	386	Goldman Sachs International	11/25/2019	(1)
USD	91	SGD	124	Barclays Bank plc	11/25/2019	(1)
USD	90	SGD	124	Goldman Sachs International	11/25/2019	(1)
USD	88	TRY	530	HSBC Bank, NA	11/25/2019	(4)
USD	665	AUD	966	State Street Corp.	12/4/2019	(2)
USD	1,494	EUR	1,342	Merrill Lynch International	12/4/2019	(6)
USD	102,587	JPY	11,076,197	HSBC Bank, NA	12/4/2019	(156)
EUR	5,125	CHF	5,639	Goldman Sachs International	12/27/2019	(3)
EUR	1,514	GBP	1,312	Credit Suisse International	12/27/2019	(7)
EUR	8,999	GBP	7,769	State Street Corp.	12/27/2019	(6)
EUR	794	USD	890	State Street Corp.	12/27/2019	(1)
USD	1,025	CHF	1,016	Barclays Bank plc	12/27/2019	(9)
USD	1,731	EUR	1,554	BNP Paribas	12/27/2019	(8)
USD	4,229	EUR	3,829	Citibank, NA	12/27/2019	(59)
USD	1,110	EUR	1,000	Credit Suisse International	12/27/2019	(10)
USD	2,219	EUR	2,000	Merrill Lynch International	12/27/2019	(21)
USD	119,038	EUR	107,491	State Street Corp.	12/27/2019	(1,321)
USD	7,519	EUR	6,763	TD Bank Financial Group	12/27/2019	(54)
USD	241	GBP	186	Royal Bank of Canada	12/27/2019	(1)
USD	725	GBP	563	State Street Corp.	12/27/2019	(5)
USD	941	SEK	9,073	Merrill Lynch International	12/27/2019	(2)
USD	446	SEK	4,295	State Street Corp.	12/27/2019	(1)
EUR	1,312	CZK	34,101	Barclays Bank plc	1/6/2020	(22)
EUR	1,296	CZK	33,334	State Street Corp.	1/6/2020	(7)
ILS	1,297	USD	369	Standard Chartered Bank	1/6/2020	— (a)
JPY	151,806	USD	1,419	Standard Chartered Bank	1/6/2020	(7)
MXN	302	USD	16	Royal Bank of Canada	1/6/2020	— (a)
MXN	13,749	USD	711	Standard Chartered Bank	1/6/2020	(3)
USD	342	BRL	1,440	Barclays Bank plc**	1/6/2020	(16)
USD	892	CZK	20,769	Merrill Lynch International	1/6/2020	(17)
USD	1,085	EUR	974	Citibank, NA	1/6/2020	(6)
USD	1,347	HUF	400,304	Merrill Lynch International	1/6/2020	(17)
USD	368	KRW	439,381	Merrill Lynch International**	1/6/2020	(8)
USD	707	MXN	14,202	Goldman Sachs International	1/6/2020	(24)
USD	19	MXN	377	Royal Bank of Canada	1/6/2020	— (a)
USD	973	RON	4,165	Standard Chartered Bank	1/6/2020	(4)
USD	732	SGD	996	HSBC Bank, NA	1/6/2020	— (a)
USD	732	SGD	997	Standard Chartered Bank	1/6/2020	(1)
USD	1,495	TRY	8,982	HSBC Bank, NA	1/6/2020	(50)
USD	16	PLN	60	Citibank, NA	1/7/2020	— (a)
USD	5	PLN	19	HSBC Bank, NA	1/7/2020	— (a)
RUB	45,990	USD	716	Goldman Sachs International**	1/9/2020	(5)
USD	353	RUB	23,150	Citibank, NA**	1/9/2020	(5)
USD	1,775	RUB	115,746	Standard Chartered Bank**	1/9/2020	(14)

Total unrealized depreciation						(8,235)

Net unrealized depreciation						(5,888)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	67

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen

KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection(a) as of October 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2024	0.41	USD 1,400	(36)	(7)	(43)
Republic of Korea, 7.13%, 4/16/2019	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.22	USD 2,700	(58)	(31)	(89)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	12/20/2023	0.70	USD 800	14	(23)	(9)

							(80)	(61)	(141)

Centrally Cleared Credit default swap contracts outstanding — buy protection(a) as of October 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
iTraxx.Asia.ex-Japan.IG.30-V1	1.00	Quarterly	12/20/2023	0.38	USD 600	(1)	(14)	(15)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
6 month WIBOR semi-annually	1.64 annually	Receive	9/2/2021	PLN 14,000	—	8
6 month WIBOR semi-annually	1.69 annually	Receive	9/10/2024	PLN 2,900	—	2
1 day CDI at maturity	6.22 at maturity	Pay	1/2/2025	BRL 4,166	—	19
4 week TIIE monthly	6.51 monthly	Pay	10/13/2022	MXN 50,000	—	12
1 day CDI at maturity	6.51 at maturity	Pay	1/2/2025	BRL 4,098	—	35

					—	76

6 month BUBOR semi-annually	1.30 annually	Receive	10/15/2029	HUF 220,000	—	(3)
6 month BUBOR semi-annually	1.35 annually	Receive	10/18/2029	HUF 220,000	—	(6)
1 day CDI at maturity	4.66 at maturity	Receive	1/4/2021	BRL 22,717	—	(10)
1 day CDI at maturity	4.97 at maturity	Receive	1/4/2021	BRL 22,594	—	(29)

					—	(48)

					—	28

Abbreviations

BRL	Brazilian Real
BUBOR	Budapest Interbank Offered Rate
CDI	Certificate of interbank deposits
HUF	Hungarian Forint
MXN	Mexican Peso
PLN	Polish Zloty
TIIE	Interbank Equilibrium Interest Rate
USD	United States Dollar
WIBOR	Warsaw Interbank Offered Rate
(a)	Value of floating rate index at October 31, 2019 was as follows:

FLOATING RATE INDEX	VALUE

1 Day CDI	5.38%

6 Month BUBOR	0.24

4 Week TIIE	7.82

6 Month WIBOR	1.69

OTC Total Return Basket Swaps Outstanding at October 31, 2019 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.35% to 0.55%), which is denominated in GBP based on the local currencies of the positions within the swaps.	10/30/2020	$15,783	$725	$427	$1,152

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	69

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
Ashtead Group plc	32	978	82	0.0	(a)
Avast plc*	174	936	100	0.0	(a)
Diageo plc	35	1,428	(75)	0.0	(a)
GlaxoSmithKline plc	106	2,428	73	0.0	(a)
Intermediate Capital Group plc	48	926	91	0.0	(a)
Prudential plc	65	1,134	113	0.0	(a)
Segro plc	97	1,058	54	0.0	(a)
Serco Group plc*	379	766	44	0.0	(a)
Taylor Wimpey plc	521	1,118	106	0.0	(a)
Trainline plc* (b)	63	338	4	0.0	(a)
WPP plc	80	996	(6)	0.0	(a)

	1,600	12,106	586	0.0	(a)

Australia
BHP Group plc	37	776	(23)	0.0	(a)
Rio Tinto plc	18	961	(8)	0.0	(a)

	55	1,737	(31)	0.0	(a)

Russia
Polymetal International plc	64	1,052	103	0.0	(a)
South Africa
Anglo American plc	35	888	67	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,754	15,783	725	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
GBP LIBOR	0.71%

Abbreviations

GBP	British Pound
LIBOR	London Interbank Offered Rate
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(1)	Notional value represents market value as of October 31, 2019 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

Summary of total OTC swap contracts outstanding as of October 31, 2019 (amounts in thousands):
	Net Upfront Payments (Receipts)($)	Value($)
Assets
OTC total return basket swaps contracts outstanding	—	1,152

Liabilities
OTC Credit default swap contracts outstanding—buy protection	(80)	(141)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Written Call Options contracts as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE($)
Foreign Exchange ILS/USD	Citibank, NA	3,596,600	USD 3,596	USD 3.57	11/27/2019	(5)
Foreign Exchange USD/AUD	Citibank, NA	5,366,000	AUD 5,366	AUD 0.70	12/3/2019	(16)
Foreign Exchange ZAR/USD	Citibank, NA	3,601,845	USD 3,602	USD 16.15	1/24/2020	(39)

Total Written Options contracts (Premiums Received $56)						(60)

Abbreviations

AUD	Australian Dollar
ILS	Israeli Shekel
USD	United States Dollar
ZAR	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — 34.3%

Australia — 0.7%

Adelaide Brighton Ltd.	675	1,434

AGL Energy Ltd.	207	2,824

Alumina Ltd.	1,242	1,939

Bank of Queensland Ltd.	385	2,400

BHP Group plc	121	2,557

CSR Ltd.	481	1,375

Dexus, REIT	1,567	12,923

Goodman Group, REIT	1,568	15,570

IOOF Holdings Ltd.	350	1,780

Mirvac Group, REIT	6,835	15,146

Rio Tinto plc	590	30,732

Sonic Healthcare Ltd.	70	1,374

Wesfarmers Ltd.	113	3,113

Woodside Petroleum Ltd.	90	1,997

		95,164

Austria — 0.1%

Erste Group Bank AG	339	12,001

OMV AG	36	2,116

		14,117

Belgium — 0.2%

Ageas	31	1,797

KBC Group NV	36	2,523

Proximus SADP	77	2,377

Shurgard Self Storage SA	255	8,630

Telenet Group Holding NV*	29	1,442

Warehouses De Pauw CVA, REIT, CVA	57	10,634

		27,403

Brazil — 0.3%

Ambev SA, ADR*	3,030	13,058

BB Seguridade Participacoes SA	1,420	12,020

Itau Unibanco Holding SA (Preference)	1,550	14,012

		39,090

Canada — 0.8%

Advanz Pharma Corp.*	174	1,790

Allied Properties, REIT	441	17,950

BCE, Inc.	57	2,725

Canadian Apartment Properties, REIT	323	13,440

Canadian Imperial Bank of Commerce	23	1,966

Canadian Utilities Ltd., Class A	76	2,213

Enbridge, Inc.	75	2,738

Fortis, Inc.	65	2,709

Great-West Lifeco, Inc.	42	1,014

INVESTMENTS	SHARES (000)	VALUE (000)

Canada — continued

Hydro One Ltd. (a)	149	2,773

IGM Financial, Inc.	47	1,317

Inter Pipeline Ltd.	168	2,825

Nutrien Ltd.	48	2,292

Pembina Pipeline Corp.	70	2,475

Power Corp. of Canada	122	2,820

Power Financial Corp.	113	2,635

Rogers Communications, Inc., Class B	28	1,318

Shaw Communications, Inc., Class B	131	2,666

TC Energy Corp.	595	29,969

TELUS Corp.	71	2,525

Thomson Reuters Corp.	40	2,655

		102,815

Cayman Islands — 0.0% (b)

Telford Offshore Holdings Ltd.* ‡	58	25

Chile — 0.0% (b)

Banco Santander Chile, ADR	136	3,307

China — 1.3%

China Construction Bank Corp., Class H	25,820	20,689

China Life Insurance Co. Ltd., Class H	1,953	5,023

China Mobile Ltd.	1,105	8,980

China Overseas Land & Investment Ltd.	5,088	16,055

China Pacific Insurance Group Co. Ltd., Class H	2,512	9,116

China Petroleum & Chemical Corp., Class H	17,624	10,024

CNOOC Ltd.	5,162	7,682

Fuyao Glass Industry Group Co. Ltd., Class A	3,539	10,684

Fuyao Glass Industry Group Co. Ltd., Class H (a)	233	659

Guangdong Investment Ltd.	2,712	5,870

Huayu Automotive Systems Co. Ltd., Class A	3,994	14,242

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,339	13,750

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	796	11,375

Midea Group Co. Ltd., Class A	2,268	17,872

Ping An Insurance Group Co. of China Ltd., Class H	2,168	25,023

SAIC Motor Corp. Ltd., Class A	899	2,998

		180,042

Colombia — 0.0% (b)

Frontera Energy Corp.	41	330

Frontera Energy Corp.	17	134

		464

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Czech Republic — 0.1%

Komercni banka A/S	279	9,428

Moneta Money Bank A/S (a)	522	1,733

		11,161

Denmark — 0.0% (b)

Tryg A/S	57	1,580

Finland — 0.2%

Elisa OYJ	35	1,927

Fortum OYJ	204	4,988

Kone OYJ, Class B	34	2,168

Metso OYJ	42	1,601

Neste OYJ	62	2,246

Nordea Bank Abp	373	2,727

Orion OYJ, Class B	81	3,614

UPM-Kymmene OYJ	71	2,328

		21,599

France — 1.8%

Airbus SE	6	803

Airbus SE	88	12,617

Alstom SA	45	1,946

Amundi SA (a)	32	2,286

Atos SE	27	2,130

AXA SA	170	4,489

BNP Paribas SA	86	4,486

Bouygues SA	59	2,501

Casino Guichard Perrachon SA	41	2,216

Cie de Saint-Gobain	48	1,955

Cie Generale des Etablissements Michelin SCA	24	2,871

CNP Assurances	99	1,960

Covivio, REIT	151	17,059

Credit Agricole SA	177	2,310

Eiffage SA	19	2,044

Engie SA	399	6,682

Eutelsat Communications SA	62	1,167

Gecina SA, REIT	16	2,745

ICADE, REIT	18	1,791

LVMH Moet Hennessy Louis Vuitton SE	18	7,853

Natixis SA	394	1,810

Orange SA	796	12,814

Peugeot SA	94	2,378

Publicis Groupe SA	45	1,940

Rexel SA	121	1,503

Sanofi	171	15,808

Schneider Electric SE	383	35,586

INVESTMENTS	SHARES (000)	VALUE (000)

France — continued

SCOR SE	44	1,869

Societe Generale SA	104	2,969

Suez	111	1,729

TOTAL SA	667	35,258

Veolia Environnement SA	117	3,082

Vinci SA	391	43,826

		242,483

Germany — 1.1%

Allianz SE (Registered)	175	42,641

Aroundtown SA	1,196	10,108

BASF SE	66	4,997

Bayer AG (Registered)	99	7,706

Deutsche Post AG (Registered)	79	2,805

Deutsche Telekom AG (Registered)	1,086	19,101

E.ON SE	237	2,389

Hannover Rueck SE	11	1,915

HeidelbergCement AG	30	2,255

HOCHTIEF AG	15	1,821

METRO AG	118	1,919

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	75	20,798

ProSiebenSat.1 Media SE	159	2,350

RWE AG	107	3,253

Telefonica Deutschland Holding AG	949	3,011

TUI AG	272	3,555

Volkswagen AG (Preference)	49	9,344

Vonovia SE	258	13,765

		153,733

Hong Kong — 0.4%

Hang Seng Bank Ltd.	604	12,592

HKT Trust & HKT Ltd.	11,203	17,428

Hong Kong Exchanges & Clearing Ltd.	302	9,402

Sun Hung Kai Properties Ltd.	633	9,592

VTech Holdings Ltd.	117	1,028

WH Group Ltd. (a)	6,107	6,446

Yue Yuen Industrial Holdings Ltd.	680	1,915

		58,403

Hungary — 0.1%

OTP Bank Nyrt.	402	18,559

India — 0.3%

Coal India Ltd.	1,065	3,111

Infosys Ltd., ADR	959	9,195

ITC Ltd.	1,618	5,871

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

India — continued

Tata Consultancy Services Ltd.	614	19,636

		37,813

Indonesia — 0.1%

Telekomunikasi Indonesia Persero Tbk. PT	50,710	14,798

Ireland — 0.0% (b)

Smurfit Kappa Group plc	60	2,011

Italy — 0.5%

Assicurazioni Generali SpA	162	3,287

Enel SpA	3,150	24,411

Eni SpA	364	5,516

FinecoBank Banca Fineco SpA	857	9,658

Intesa Sanpaolo SpA	2,603	6,524

Mediobanca Banca di Credito Finanziario SpA	176	2,087

Poste Italiane SpA (a)	155	1,883

Snam SpA	510	2,620

Telecom Italia SpA	3,096	1,792

Terna Rete Elettrica Nazionale SpA	293	1,936

		59,714

Japan — 1.2%

Aozora Bank Ltd.	110	2,820

FANUC Corp.	17	3,294

Invesco Office J-Reit, Inc., REIT	52	10,591

Japan Airlines Co. Ltd.	36	1,128

Japan Hotel REIT Investment Corp., REIT	15	12,776

Japan Post Holdings Co. Ltd.	149	1,369

Japan Tobacco, Inc.	74	1,668

JFE Holdings, Inc.	216	2,703

JXTG Holdings, Inc.	575	2,690

Kansai Electric Power Co., Inc. (The)	183	2,134

KDDI Corp.	59	1,624

Kenedix Office Investment Corp., REIT	2	11,829

Kenedix Retail REIT Corp., REIT	2	5,457

Lawson, Inc.	49	2,709

Matsui Securities Co. Ltd.	247	2,036

Miraca Holdings, Inc.	60	1,411

Mitsubishi Chemical Holdings Corp.	195	1,486

Mitsui Fudosan Co. Ltd.	280	7,173

Mitsui Fudosan Logistics Park, Inc., REIT	1	5,623

Nippon Accommodations Fund, Inc., REIT	2	10,904

Nippon Prologis REIT, Inc., REIT	4	11,285

Nissan Motor Co. Ltd.	397	2,507

NTT DOCOMO, Inc.	119	3,249

Orix JREIT, Inc., REIT	5	10,216

INVESTMENTS	SHARES (000)	VALUE (000)

Japan — continued

Otsuka Corp.	113	4,568

Takeda Pharmaceutical Co. Ltd.	33	1,203

Tohoku Electric Power Co., Inc.	204	2,101

Tokio Marine Holdings, Inc.	315	17,014

Tokyo Electron Ltd.	15	2,999

Toyota Motor Corp.	277	19,232

		165,799

Macau — 0.1%

Sands China Ltd.	2,174	10,706

Mexico — 0.3%

Bolsa Mexicana de Valores SAB de CV	1,340	2,932

Fibra Uno Administracion SA de CV, REIT	5,731	8,712

Kimberly-Clark de Mexico SAB de CV, Class A*	6,169	12,394

Wal-Mart de Mexico SAB de CV	4,836	14,494

		38,532

Netherlands — 0.3%

Aegon NV	505	2,190

Akzo Nobel NV	99	9,142

Eurocommercial Properties NV, REIT, CVA	193	6,149

Koninklijke Ahold Delhaize NV	112	2,780

Koninklijke KPN NV	744	2,309

NN Group NV	65	2,466

Royal Dutch Shell plc, Class B	459	13,221

		38,257

New Zealand — 0.0% (b)

Contact Energy Ltd.	245	1,157

Spark New Zealand Ltd.	880	2,524

UCI Holdings LLC* ‡	65	1,488

		5,169

Norway — 0.2%

Aker BP ASA	90	2,490

DNB ASA	155	2,822

Equinor ASA	151	2,808

Gjensidige Forsikring ASA	110	2,052

Telenor ASA	955	17,869

Yara International ASA	49	1,897

		29,938

Peru — 0.0% (b)

Southern Copper Corp.	66	2,352

Portugal — 0.0% (b)

EDP — Energias de Portugal SA	665	2,739

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Portugal — continued

Galp Energia SGPS SA	127	2,030

		4,769

Russia — 0.4%

Alrosa PJSC	4,599	5,346

Evraz plc	430	2,053

Moscow Exchange MICEX-RTS PJSC	8,242	12,217

Sberbank of Russia PJSC	8,305	30,439

Sberbank of Russia PJSC	191	699

Severstal PJSC, GDR (a)	192	2,621

Severstal PJSC, GDR (a)	10	141

		53,516

Singapore — 0.1%

Ascendas, REIT	6,160	14,346

StarHub Ltd.	860	822

		15,168

South Africa — 0.3%

Absa Group Ltd.	1,096	11,236

Anglo American plc	135	3,474

AVI Ltd.	863	4,945

Bid Corp. Ltd.	409	9,531

FirstRand Ltd.	1,802	7,792

SPAR Group Ltd. (The)	221	2,979

Vodacom Group Ltd.	684	5,975

		45,932

South Korea — 0.4%

KT&G Corp.	123	10,601

Samsung Electronics Co. Ltd.	647	27,956

Samsung Fire & Marine Insurance Co. Ltd.	29	5,454

SK Telecom Co. Ltd., ADR	278	6,401

		50,412

Spain — 0.7%

ACS Actividades de Construccion y Servicios SA	51	2,075

Aena SME SA (a)	14	2,644

Banco Bilbao Vizcaya Argentaria SA	624	3,288

Enagas SA	80	1,974

Endesa SA	93	2,542

Iberdrola SA	3,038	31,231

Industria de Diseno Textil SA	442	13,765

Inmobiliaria Colonial Socimi SA, REIT	223	2,885

Mapfre SA	591	1,650

Merlin Properties Socimi SA, REIT	821	12,091

Naturgy Energy Group SA	170	4,638

INVESTMENTS	SHARES (000)	VALUE (000)

Spain — continued

Red Electrica Corp. SA	115	2,305

Repsol SA	195	3,221

Telefonica SA	476	3,658

		87,967

Sweden — 0.4%

Autoliv, Inc.	28	2,192

Boliden AB	79	2,141

Electrolux AB, Series B	77	2,034

Hennes & Mauritz AB, Class B	127	2,666

Lundin Petroleum AB	69	2,295

Skandinaviska Enskilda Banken AB, Class A	295	2,832

Skanska AB, Class B	88	1,877

SKF AB, Class B	101	1,829

Svenska Handelsbanken AB, Class A	1,555	15,609

Swedbank AB, Class A	183	2,566

Swedish Match AB	48	2,241

Tele2 AB, Class B	180	2,583

Telia Co. AB	522	2,296

Volvo AB, Class B	361	5,416

		48,577

Switzerland — 1.0%

Adecco Group AG (Registered)	38	2,266

Credit Suisse Group AG (Registered)*	266	3,287

Nestle SA (Registered)	83	8,898

Novartis AG (Registered)	575	50,221

OC Oerlikon Corp. AG (Registered)	256	2,627

Roche Holding AG	135	40,553

Swiss Re AG	165	17,259

UBS Group AG (Registered)*	310	3,673

Zurich Insurance Group AG	12	4,548

		133,332

Taiwan — 1.2%

Asustek Computer, Inc.	699	4,742

Chicony Electronics Co. Ltd.	841	2,614

Delta Electronics, Inc.	1,232	5,410

MediaTek, Inc.	972	12,981

Mega Financial Holding Co. Ltd.	7,723	7,580

Novatek Microelectronics Corp.	1,735	11,114

President Chain Store Corp.	514	5,128

Quanta Computer, Inc.	5,804	11,134

Taiwan Mobile Co. Ltd.	3,605	13,442

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,652	85,284

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Taiwan — continued

Vanguard International Semiconductor Corp.	3,427	7,322

		166,751

Thailand — 0.2%

Siam Cement PCL (The) (Registered)	675	8,267

Siam Commercial Bank PCL (The)	3,214	11,995

Thai Oil PCL	1,456	3,303

		23,565

Turkey — 0.0% (b)

Tupras Turkiye Petrol Rafinerileri A/S	128	2,789

United Arab Emirates — 0.1%

First Abu Dhabi Bank PJSC	1,535	6,352

United Kingdom — 1.8%

3i Group plc	178	2,596

Admiral Group plc	67	1,742

AstraZeneca plc	77	7,557

Aviva plc	513	2,763

BAE Systems plc	278	2,079

Barclays plc	1,591	3,450

Barratt Developments plc	664	5,430

Berkeley Group Holdings plc	46	2,641

BP plc	2,789	17,685

British American Tobacco plc	156	5,442

BT Group plc	1,183	3,141

Centrica plc	2,291	2,156

Diageo plc	333	13,615

Direct Line Insurance Group plc	811	2,858

easyJet plc	102	1,634

Fiat Chrysler Automobiles NV	156	2,426

G4S plc	730	1,959

GlaxoSmithKline plc	455	10,423

GVC Holdings plc	244	2,814

HSBC Holdings plc	1,220	9,219

Imperial Brands plc	110	2,410

ITV plc	933	1,619

John Wood Group plc	481	2,114

Legal & General Group plc	863	2,950

M&G plc*	1,082	2,998

Meggitt plc	167	1,348

Micro Focus International plc	188	2,574

National Grid plc	348	4,064

NewRiver REIT plc, REIT	1,711	4,455

Next plc	35	3,003

Persimmon plc	105	3,099

INVESTMENTS	SHARES (000)	VALUE (000)

United Kingdom — continued

Prudential plc	564	9,859

RELX plc	158	3,798

Safestore Holdings plc, REIT	1,008	9,150

Schroders plc	28	1,133

Segro plc, REIT	1,423	15,572

Severn Trent plc	87	2,538

SSE plc	336	5,592

Standard Chartered plc	244	2,211

Standard Life Aberdeen plc	577	2,270

Taylor Wimpey plc	4,428	9,496

Tritax Big Box REIT plc, REIT	4,047	7,882

Tritax EuroBox plc(a)	3,184	3,817

Unilever plc	156	9,371

UNITE Group plc (The), REIT	782	11,388

United Utilities Group plc	215	2,432

Vodafone Group plc	3,788	7,730

Workspace Group plc, REIT	498	6,548

WPP plc	194	2,420

		245,471

United States — 17.6%

3M Co.	15	2,547

AbbVie, Inc.	34	2,721

Accenture plc, Class A	44	8,136

AES Corp.	160	2,736

AGNC Investment Corp., REIT	160	2,726

Air Products & Chemicals, Inc.	77	16,353

Alliant Energy Corp.	37	1,979

Altria Group, Inc.	64	2,866

American Electric Power Co., Inc.	29	2,712

American Tower Corp., REIT	59	12,910

Americold Realty Trust, REIT	323	12,963

Amgen, Inc.	14	3,069

Analog Devices, Inc.	199	21,272

Annaly Capital Management, Inc., REIT	289	2,597

Apple, Inc.	66	16,535

Arthur J Gallagher & Co.	102	9,265

AT&T, Inc.	82	3,149

Automatic Data Processing, Inc.	219	35,589

AvalonBay Communities, Inc., REIT	178	38,649

Avangrid, Inc.	50	2,518

Avaya Holdings Corp.*	200	2,420

Bank of America Corp.	863	26,979

BB&T Corp.	299	15,850

BlackRock, Inc.	22	9,968

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United States — continued

Brandywine Realty Trust, REIT	605	9,240

Bristol-Myers Squibb Co.	807	46,273

Brixmor Property Group, Inc., REIT	51	1,129

Broadcom, Inc.	10	2,872

Caesars Entertainment Corp.*	252	3,096

Cardinal Health, Inc.	58	2,880

Carnival Corp.	56	2,394

CenterPoint Energy, Inc.	87	2,526

CenturyLink, Inc.	229	2,968

CF Industries Holdings, Inc.	56	2,517

Chevron Corp.	495	57,436

Chubb Ltd.	70	10,739

Cincinnati Financial Corp.	73	8,240

Cisco Systems, Inc.	162	7,713

Citigroup, Inc.	129	9,264

Claire’s Stores, Inc.* ‡	4	2,721

Clear Channel Outdoor Holdings, Inc.*	287	669

CME Group, Inc.	143	29,480

CMS Energy Corp.	213	13,632

CNA Financial Corp.	55	2,464

Coca-Cola Co. (The)	1,679	91,374

Comcast Corp., Class A	1,104	49,463

ConocoPhillips	309	17,065

Consolidated Edison, Inc.	29	2,704

Coty, Inc., Class A	252	2,944

Deere & Co.	71	12,420

Diamondback Energy, Inc.	27	2,345

Digital Realty Trust, Inc., REIT	201	25,516

Dominion Energy, Inc.	34	2,785

Douglas Emmett, Inc., REIT	316	13,686

Dover Corp.	172	17,866

DTE Energy Co.	67	8,573

Duke Energy Corp.	30	2,787

DuPont de Nemours, Inc.	197	12,952

Eastman Chemical Co.	34	2,595

Eaton Corp. plc	335	29,144

Edison International	40	2,510

Eli Lilly & Co.	292	33,263

Emerson Electric Co.	28	1,936

Entergy Corp.	25	3,039

Equinix, Inc., REIT	37	21,138

Equitrans Midstream Corp.	171	2,386

Equity LifeStyle Properties, Inc., REIT	373	26,086

Essex Property Trust, Inc., REIT	75	24,602

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Evergy, Inc.	43	2,719

Exelon Corp.	54	2,460

Exxon Mobil Corp.	179	12,078

Federal Realty Investment Trust, REIT	111	15,090

Ferguson plc	30	2,596

Fidelity National Information Services, Inc.	115	15,088

FirstEnergy Corp.	60	2,887

Ford Motor Co.	284	2,444

Gap, Inc. (The)	149	2,426

General Dynamics Corp.	78	13,841

General Motors Co.	71	2,650

Gilead Sciences, Inc.	38	2,450

Goodman Networks, Inc.* ‡	53	—	(c)

Halcon Resources Corp.* ‡	18	277

Hanesbrands, Inc.	118	1,800

Harley-Davidson, Inc.	74	2,865

HCP, Inc., REIT	682	25,655

Healthcare Trust of America, Inc., Class A, REIT	504	15,624

Helmerich & Payne, Inc.	51	1,906

Highwoods Properties, Inc., REIT	250	11,700

Home Depot, Inc. (The)	75	17,608

Honeywell International, Inc.	103	17,790

HP, Inc.	121	2,095

iHeartMedia, Inc., Class A*	14	206

Illinois Tool Works, Inc.	41	6,964

Intercontinental Exchange, Inc.	117	11,076

International Business Machines Corp.	210	28,032

International Flavors & Fragrances, Inc.	6	687

International Paper Co.	60	2,611

Invesco Ltd.	153	2,580

Invitation Homes, Inc., REIT	740	22,778

Iron Mountain, Inc., REIT	446	14,616

Johnson & Johnson	93	12,273

Johnson Controls International plc	41	1,794

Kellogg Co.	47	2,975

Kilroy Realty Corp., REIT	185	15,492

Kimco Realty Corp., REIT	137	2,964

Kohl’s Corp.	55	2,803

Kraft Heinz Co. (The)	93	2,991

L Brands, Inc.	141	2,399

Las Vegas Sands Corp.	46	2,871

Leggett & Platt, Inc.	68	3,479

LyondellBasell Industries NV, Class A	30	2,712

M&T Bank Corp.	45	7,071

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United States — continued

Macerich Co. (The), REIT	81	2,214

Macy’s, Inc.	167	2,538

Maxim Integrated Products, Inc.	217	12,725

McDonald’s Corp.	175	34,471

MDU Resources Group, Inc.	99	2,870

Medtronic plc	59	6,476

Merck & Co., Inc.	798	69,126

Microsoft Corp.	195	27,973

Mid-America Apartment Communities, Inc., REIT	157	21,780

Mondelez International, Inc., Class A	278	14,594

Morgan Stanley	345	15,905

National Retail Properties, Inc., REIT	340	20,008

Newell Brands, Inc.	169	3,207

Newmont Goldcorp Corp.	70	2,774

NextEra Energy, Inc.	168	40,047

Nielsen Holdings plc	116	2,347

NiSource, Inc.	138	3,863

Nordstrom, Inc.	81	2,893

Norfolk Southern Corp.	162	29,511

Northern Trust Corp.	117	11,672

Nucor Corp.	48	2,602

Occidental Petroleum Corp.	52	2,102

Old Republic International Corp.	98	2,181

ONEOK, Inc.	38	2,650

PACCAR, Inc.	37	2,785

Packaging Corp. of America	27	2,984

Park Hotels & Resorts, Inc., REIT	823	19,138

Parker-Hannifin Corp.	62	11,460

Penn Virginia Corp.*	12	279

PepsiCo, Inc.	251	34,463

Pfizer, Inc.	1,641	62,947

Philip Morris International, Inc.	474	38,585

Pinnacle West Capital Corp.	27	2,520

PNC Financial Services Group, Inc. (The)	137	20,165

PPG Industries, Inc.	130	16,211

PPL Corp.	83	2,766

Procter & Gamble Co. (The)	167	20,756

Prologis, Inc., REIT	637	55,928

Prudential Financial, Inc.	162	14,806

Public Service Enterprise Group, Inc.	43	2,715

Public Storage, REIT	149	33,281

QUALCOMM, Inc.	37	2,951

Remington Outdoor Co., Inc.* ‡	16	24

Republic Services, Inc.	64	5,569

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Rexford Industrial Realty, Inc., REIT	317	15,261

Schlumberger Ltd.	68	2,218

Seagate Technology plc	56	3,251

Service Properties Trust, REIT	82	2,081

Simon Property Group, Inc., REIT	17	2,541

Southern Co. (The)	47	2,942

Steel Dynamics, Inc.	89	2,704

Sunstone Hotel Investors, Inc., REIT	568	7,677

T. Rowe Price Group, Inc.	141	16,361

Tapestry, Inc.	104	2,682

Targa Resources Corp.	67	2,610

Texas Instruments, Inc.	272	32,049

TJX Cos., Inc. (The)	117	6,742

Travelers Cos., Inc. (The)	109	14,274

United Parcel Service, Inc., Class B	26	2,952

United Technologies Corp.	76	10,918

UnitedHealth Group, Inc.	146	36,870

US Bancorp	444	25,310

Ventas, Inc., REIT	606	39,435

VEREIT, Inc., REIT	2,235	21,992

Verizon Communications, Inc.	1,380	83,448

VF Corp.	98	8,060

VICI Properties, Inc., REIT	1,548	36,451

Vistra Energy Corp.	145	3,931

Vornado Realty Trust, REIT	294	19,281

Weingarten Realty Investors, REIT	233	7,396

Wells Fargo & Co.	339	17,491

Western Digital Corp.	50	2,577

Westrock Co.	71	2,645

Williams Cos., Inc. (The)	95	2,111

WP Carey, Inc., REIT	90	8,271

Xcel Energy, Inc.	736	46,764

		2,383,522

Total Common Stocks (Cost $3,839,609)		4,643,157

	Principal Amount (000)
Corporate Bonds — 33.6%

Argentina — 0.0% (b)

YPF SA

8.50%, 3/23/2021 (a)	690	630

8.75%, 4/4/2024 (a)	660	548

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Argentina — continued

6.95%, 7/21/2027 (a)	2,000	1,495

		2,673

Australia — 0.4%

Australia & New Zealand Banking Group Ltd.

5.10%, 1/13/2020 (d)	1,999	2,011

(ICE LIBOR USD 3 Month + 0.32%), 2.50%, 11/9/2020 (d) (e)	1,950	1,953

(ICE LIBOR USD 3 Month + 0.46%), 2.58%, 5/17/2021 (d) (e)	2,210	2,218

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (d) (e) (f) (g)	12,431	14,001

BHP Billiton Finance USA Ltd. (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (d) (e)	1,720	2,017

Commonwealth Bank of Australia

1.75%, 11/7/2019 (d)	405	405

2.25%, 3/10/2020 (d)	2,197	2,200

2.30%, 3/12/2020	840	841

5.00%, 3/19/2020 (d)	260	263

(ICE LIBOR USD 3 Month + 0.32%), 2.43%, 6/25/2020 (d) (e)	540	541

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (d)	1,290	1,329

5.13%, 5/15/2024 (d)	1,089	1,143

Macquarie Bank Ltd.

2.40%, 1/21/2020 (d)	4,352	4,356

(ICE LIBOR USD 3 Month + 0.45%), 2.62%, 8/6/2021 (d) (e)	2,950	2,950

National Australia Bank Ltd. (ICE LIBOR USD 3 Month + 0.59%), 2.60%, 1/10/2020 (d) (e)	1,516	1,517

(ICE LIBOR USD 3 Month + 0.51%), 2.66%, 5/22/2020 (d) (e)	3,224	3,233

4.38%, 12/10/2020 (d)	1,600	1,641

2.50%, 1/12/2021	611	615

(ICE LIBOR USD 3 Month + 0.71%), 2.95%, 11/4/2021 (d) (e)	3,070	3,102

Scentre Group Trust 1

REIT, 2.38%, 11/5/2019 (d)	2,602	2,602

REIT, 2.38%, 4/28/2021 (d)	515	517

Suncorp-Metway Ltd. 2.35%, 4/27/2020 (d)	2,127	2,128

Westpac Banking Corp. 2.65%, 1/25/2021	3,400	3,432

		55,015

Azerbaijan — 0.1%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	950	1,107

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Azerbaijan — continued

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (a)	1,716	1,786

6.95%, 3/18/2030 (a)	2,380	2,855

		5,748

Bahrain — 0.0% (b)

Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027 (a)	1,150	1,285

Belarus — 0.0% (b)

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (d)	750	787

Brazil — 0.1%

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	1,320	1,539

GTL Trade Finance, Inc. 5.89%, 4/29/2024 (a)	496	547

JSL Europe SA 7.75%, 7/26/2024 (a)	1,537	1,620

MV24 Capital BV 6.75%, 6/1/2034 (d)	1,190	1,243

Petrobras Global Finance BV

5.09%, 1/15/2030 (d)	692	732

6.90%, 3/19/2049	1,030	1,194

6.85%, 6/5/2115	900	1,032

Suzano Austria GmbH 6.00%, 1/15/2029	1,050	1,158

Votorantim Cimentos International SA 7.25%, 4/5/2041 (a)	1,840	2,331

		11,396

Canada — 1.3%

1011778 BC ULC

4.25%, 5/15/2024 (d)	8,332	8,551

3.88%, 1/15/2028 (d)	3,073	3,089

Advanz Pharma Corp. 8.00%, 9/6/2024	2,095	1,996

Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019 (d)	2,339	2,340

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (d)	1,570	1,621

Bank of Montreal

(ICE LIBOR USD 3 Month + 0.34%), 2.34%, 7/13/2020 (e)	2,990	2,994

(ICE LIBOR USD 3 Month + 0.40%), 2.53%, 9/10/2021 (e)	2,950	2,958

Bank of Nova Scotia (The)

2.15%, 7/14/2020	2,950	2,956

2.35%, 10/21/2020	376	378

Bombardier, Inc.

6.00%, 10/15/2022 (d)	2,688	2,621

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Canada — continued

6.13%, 1/15/2023 (d)	3,228	3,155

7.50%, 12/1/2024 (d)	3,887	3,768

7.50%, 3/15/2025 (d)	6,539	6,253

Calfrac Holdings LP 8.50%, 6/15/2026 (d)	1,200	515

Canadian Imperial Bank of Commerce 2.70%, 2/2/2021	1,858	1,877

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (e)	17,630	19,824

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (e)	2,730	2,880

(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (e)	5,156	5,259

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (e)	6,659	7,162

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (d)	6,048	6,214

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (d)	1,140	1,178

7.63%, 1/15/2025 (d)	825	840

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (d)	1,465	1,533

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (d)	1,913	1,669

MEG Energy Corp.

6.38%, 1/30/2023 (d)	7,577	7,160

7.00%, 3/31/2024 (d)	1,573	1,478

6.50%, 1/15/2025 (d)	4,311	4,483

NOVA Chemicals Corp.

4.88%, 6/1/2024 (d)	5,040	5,115

5.00%, 5/1/2025 (d)	3,340	3,357

5.25%, 6/1/2027 (d)	4,106	4,219

Open Text Corp.

5.63%, 1/15/2023 (d)	1,957	1,994

5.88%, 6/1/2026 (d)	1,781	1,899

Precision Drilling Corp.

7.75%, 12/15/2023	1,540	1,455

5.25%, 11/15/2024	248	209

7.13%, 1/15/2026 (d)	5,484	4,744

Quebecor Media, Inc. 5.75%, 1/15/2023	7,193	7,784

Royal Bank of Canada 2.15%, 10/26/2020	2,950	2,959

2.50%, 1/19/2021	4,850	4,889

Stars Group Holdings BV 7.00%, 7/15/2026 (d)	3,481	3,755

Toronto-Dominion Bank (The) 2.55%, 1/25/2021	4,850	4,894

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Canada — continued

TransCanada PipeLines Ltd. 2.13%, 11/15/2019	1,259	1,259

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (e)	2,515	2,729

(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (e)	6,202	6,620

Videotron Ltd.

5.38%, 6/15/2024 (d)	5,053	5,489

5.13%, 4/15/2027 (d)	2,590	2,752

		170,874

Cayman Islands — 0.0% (b)

Bioceanico Sovereign Certificate Ltd. 0.00%, 6/5/2034 (d)	420	292

Global Aircraft Leasing Co. Ltd. 13.75% (Blend cash 6.50% + PIK 7.25%)), 9/15/2024 (d) (h)	2,470	2,522

		2,814

Chile — 0.1%

Corp. Nacional del Cobre de Chile

3.00%, 9/30/2029 (d)	1,990	1,982

4.88%, 11/4/2044 (a)	1,700	1,992

4.38%, 2/5/2049 (a)	1,430	1,579

3.70%, 1/30/2050 (d)	1,400	1,374

Empresa Electrica Angamos SA 4.88%, 5/25/2029 (a)	606	629

Empresa Nacional del Petroleo 3.75%, 8/5/2026 (a)	1,900	1,945

		9,501

China — 0.0% (b)

Alibaba Group Holding Ltd. 2.50%, 11/28/2019	1,794	1,794

Sinopec Group Overseas Development Ltd. 3.68%, 8/8/2049 (d)	500	527

State Grid Overseas Investment 2016 Ltd. 2.25%, 5/4/2020 (d)	360	360

		2,681

Colombia — 0.1%

Ecopetrol SA

5.88%, 9/18/2023	950	1,057

5.38%, 6/26/2026	1,610	1,808

7.38%, 9/18/2043	1,642	2,183

5.88%, 5/28/2045	730	841

		5,889

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Croatia — 0.0% (b)

Hrvatska Elektroprivreda 5.88%, 10/23/2022 (d)	600	656

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	1,875	1,910

6.63%, 5/15/2039	1,134	1,295

Nordea Bank Abp

4.88%, 1/27/2020 (d)	5,472	5,509

2.13%, 5/29/2020 (d)	1,040	1,041

(ICE LIBOR USD 3 Month + 0.47%), 2.59%, 5/29/2020 (d) (e)	720	722

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (d) (e) (f) (g)	3,870	4,218

		14,695

France — 0.6%

Air Liquide Finance SA 1.75%, 9/27/2021 (d)	3,000	2,988

Altice France SA

7.38%, 5/1/2026 (d)	11,448	12,259

8.13%, 2/1/2027 (d)	5,809	6,441

Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020 (d)	3,273	3,300

BNP Paribas SA 5.00%, 1/15/2021	3,920	4,067

BPCE SA 2.25%, 1/27/2020	1,469	1,469

Credit Agricole Corporate & Investment Bank SA

(ICE LIBOR USD 3 Month + 0.29%), 2.55%, 11/2/2020 (d) (e)	1,903	1,903

(ICE LIBOR USD 3 Month + 0.40%), 2.69%, 5/3/2021 (d) (e)	1,900	1,903

Credit Agricole SA

(ICE LIBOR USD 3 Month + 0.97%), 3.10%, 6/10/2020 (d) (e)	4,561	4,584

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (d) (e) (f) (g)	6,835	8,185

Orange SA 1.63%, 11/3/2019	3,954	3,954

Societe Generale SA

2.63%, 9/16/2020 (d)	2,786	2,801

2.50%, 4/8/2021 (d)	623	626

5.20%, 4/15/2021 (d)	1,200	1,253

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (d) (e) (f) (g)	15,320	16,124

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (d) (e) (f) (g)	2,530	2,891

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

France — continued

(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (d) (e) (f) (g)	7,680	8,103

WEA Finance LLC REIT, 3.25%, 10/5/2020 (d)	1,676	1,694

		84,545

Germany — 0.1%

BMW US Capital LLC

(ICE LIBOR USD 3 Month + 0.38%), 2.42%, 4/6/2020 (d) (e)	1,040	1,041

(ICE LIBOR USD 3 Month + 0.37%), 2.55%, 8/14/2020 (d) (e)	501	502

Daimler Finance North America LLC

(ICE LIBOR USD 3 Month + 0.39%), 2.68%, 5/4/2020 (d) (e)	1,220	1,221

2.20%, 5/5/2020 (d)	300	300

(ICE LIBOR USD 3 Month + 0.53%), 2.82%, 5/5/2020 (d) (e)	1,705	1,707

2.45%, 5/18/2020 (d)	2,590	2,597

Deutsche Telekom International Finance BV 2.23%, 1/17/2020 (d)	5,143	5,143

Volkswagen Group of America Finance LLC 2.50%, 9/24/2021 (d)	390	393

		12,904

Guatemala — 0.0% (b)

Energuate Trust 5.88%, 5/3/2027 (a)	1,147	1,153

Hong Kong — 0.0% (b)

HPHT Finance 15 Ltd. 2.88%, 3/17/2020 (d)	867	868

Melco Resorts Finance Ltd. 5.63%, 7/17/2027 (d)	4,614	4,828

		5,696

Hungary — 0.0% (b)

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (d)	990	1,025

India — 0.0% (b)

Reliance Holding USA, Inc. 5.40%, 2/14/2022 (a)	830	882

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (d)	990	1,089

6.53%, 11/15/2028 (d)	2,600	3,149

6.76%, 11/15/2048 (d)	650	834

Minejesa Capital BV 4.63%, 8/10/2030 (d)	824	847

Pertamina Persero PT

4.30%, 5/20/2023 (a)	1,860	1,965

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Indonesia — continued

6.50%, 5/27/2041 (a)	580	733

6.00%, 5/3/2042 (a)	880	1,058

6.45%, 5/30/2044 (a)	1,990	2,543

6.45%, 5/30/2044 (d)	1,600	2,045

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (a)	680	713

6.25%, 1/25/2049 (a)	810	1,030

		16,006

Ireland — 0.3%

AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (d) (e)	3,073	3,369

Allied Irish Banks plc (EUR Swap Annual 5 Year + 7.34%), 7.38%, 12/3/2020 (a) (e) (f) (g)	EUR 244	290

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (d)	15,005	15,755

5.25%, 8/15/2027 (d)	3,499	3,587

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (d)	1,226	1,323

5.13%, 10/1/2023 (d)	3,433	3,704

5.25%, 5/15/2024 (d)	3,725	4,062

4.38%, 5/1/2026 (d)	1,765	1,867

Bank of Ireland (EUR Swap Annual 5 Year + 6.96%), 7.38%, 6/18/2020 (a) (e) (f) (g)	EUR 577	666

Park Aerospace Holdings Ltd.

5.25%, 8/15/2022 (d)	992	1,056

5.50%, 2/15/2024 (d)	3,512	3,861

		39,540

Italy — 0.2%

Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (d) (e)	4,590	5,393

F-Brasile SpA Series XR, 7.38%, 8/15/2026 (d)	885	925

Telecom Italia Capital SA

6.38%, 11/15/2033	4,109	4,529

6.00%, 9/30/2034	4,390	4,686

Telecom Italia SpA 5.30%, 5/30/2024 (d)	3,510	3,756

		19,289

Japan — 0.1%

Mizuho Bank Ltd. 2.70%, 10/20/2020 (d)	1,428	1,439

MUFG Bank Ltd. 2.75%, 9/14/2020 (d)	2,236	2,252

Nomura Holdings, Inc. 6.70%, 3/4/2020	2,711	2,753

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Japan — continued

Sumitomo Mitsui Banking Corp.

2.45%, 1/16/2020	1,580	1,582

2.51%, 1/17/2020	750	751

Sumitomo Mitsui Financial Group, Inc. 2.93%, 3/9/2021	2,750	2,781

		11,558

Kazakhstan — 0.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	2,045	2,748

Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/2027 (d)	1,876	2,153

KazMunayGas National Co. JSC

4.40%, 4/30/2023 (a)	1,150	1,214

4.75%, 4/24/2025 (d)	300	327

4.75%, 4/19/2027 (a)	500	545

5.38%, 4/24/2030 (d)	980	1,131

6.38%, 10/24/2048 (a)	2,040	2,569

Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (a)	800	839

		11,526

Luxembourg — 0.5%

Altice Financing SA

6.63%, 2/15/2023 (d)	4,642	4,769

7.50%, 5/15/2026 (d)	8,435	8,962

Altice Luxembourg SA

7.63%, 2/15/2025 (d)	4,010	4,135

10.50%, 5/15/2027 (d)	6,764	7,652

INEOS Group Holdings SA 5.63%, 8/1/2024 (d)	9,470	9,683

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	11,539	10,789

8.00%, 2/15/2024 (d)	6,965	7,185

8.50%, 10/15/2024 (d)	15,182	15,291

9.75%, 7/15/2025 (d)	3,340	3,468

		71,934

Mexico — 0.2%

Alfa SAB de CV 6.88%, 3/25/2044 (d)	712	841

America Movil SAB de CV 5.00%, 3/30/2020	1,136	1,149

BBVA Bancomer SA 6.75%, 9/30/2022 (a)	900	987

Cemex SAB de CV

5.70%, 1/11/2025 (d)	985	1,011

7.75%, 4/16/2026 (d)	8,620	9,288

Grupo KUO SAB de CV 5.75%, 7/7/2027 (d)	1,850	1,899

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Mexico — continued

Petroleos Mexicanos

5.38%, 3/13/2022	2,850	3,000

6.49%, 1/23/2027 (d)	247	263

6.50%, 3/13/2027	1,870	1,983

5.35%, 2/12/2028	1,200	1,185

5.63%, 1/23/2046	1,999	1,792

6.75%, 9/21/2047	2,050	2,040

6.35%, 2/12/2048	500	478

7.69%, 1/23/2050 (d)	352	382

		26,298

Mongolia — 0.0% (b)

Trade & Development Bank of Mongolia LLC 9.38%, 5/19/2020 (a)	1,900	1,949

Morocco — 0.0% (b)

OCP SA

5.63%, 4/25/2024 (a)	2,180	2,390

6.88%, 4/25/2044 (a)	1,670	2,082

		4,472

Netherlands — 0.4%

ABN AMRO Bank NV 2.45%, 6/4/2020 (d)	4,037	4,047

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 8/27/2021 (d) (e)	2,220	2,228

Cooperatieve Rabobank UA

4.50%, 1/11/2021	1,579	1,628

2.50%, 1/19/2021	5,900	5,944

(EUR Swap Annual 5 Year + 6.70%), 6.62%, 6/29/2021 (a) (e) (f) (g)	EUR 2,000	2,429

ING Bank NV

(ICE LIBOR USD 3 Month + 0.97%), 3.09%, 8/17/2020 (d) (e)	401	403

2.75%, 3/22/2021 (d)	612	619

ING Groep NV

(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (a) (e) (f) (g)	5,348	5,642

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (e) (f) (g)	1,580	1,620

NXP BV 4.63%, 6/1/2023 (d)	4,085	4,356

OCI NV 5.25%, 11/1/2024 (d)	1,740	1,801

Starfruit Finco BV 8.00%, 10/1/2026 (d)	5,890	5,860

Trivium Packaging Finance BV

5.50%, 8/15/2026 (d) (i)	2,741	2,875

8.50%, 8/15/2027 (d) (i)	2,181	2,317

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Netherlands — continued

UPCB Finance IV Ltd. 5.38%, 1/15/2025 (d)	8,895	9,173

		50,942

New Zealand — 0.0% (b)

ANZ New Zealand Int’l Ltd. 2.85%, 8/6/2020 (d)	3,000	3,020

BNZ International Funding Ltd. 2.40%, 2/21/2020 (d)	838	839

		3,859

Norway — 0.1%

Aker BP ASA

6.00%, 7/1/2022 (d)	373	385

4.75%, 6/15/2024 (d)	1,640	1,706

5.88%, 3/31/2025 (d)	1,966	2,079

DNB Bank ASA 2.13%, 10/2/2020 (d)	618	619

(ICE LIBOR USD 3 Month + 0.37%), 2.46%, 10/2/2020 (d) (e)	5,000	5,010

(USD Swap Semi 5 Year + 5.08%), 6.50%, 3/26/2022 (a) (e) (f) (g)	972	1,021

		10,820

Panama — 0.0% (b)

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (d)	580	663

Peru — 0.1%

Banco BBVA Peru SA 5.00%, 8/26/2022 (a)	990	1,056

Consorcio Transmantaro SA 4.38%, 5/7/2023 (a)	874	914

Nexa Resources SA 5.38%, 5/4/2027 (a)	2,590	2,742

Petroleos del Peru SA 4.75%, 6/19/2032 (d)	2,100	2,249

Southern Copper Corp. 5.88%, 4/23/2045	2,435	2,945

		9,906

Qatar — 0.0% (b)

ABQ Finance Ltd.

3.63%, 4/13/2021 (a)	1,550	1,568

3.50%, 2/22/2022 (a)	2,570	2,610

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (a)	380	384

		4,562

South Africa — 0.0% (b)

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (a)	350	353

6.75%, 8/6/2023 (a)	600	619

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

South Africa — continued

7.13%, 2/11/2025 (a)		850	874

			1,846

South Korea — 0.0% (b)

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (a) (e) (f) (g)		2,350	2,310

MagnaChip Semiconductor Corp. 6.63%, 7/15/2021 (i)		2,445	2,431

			4,741

Spain — 0.0% (b)

Banco Bilbao Vizcaya Argentaria SA

(EUR Swap Annual 5 Year + 9.18%), 8.88%, 4/14/2021 (a) (e) (f) (g)	EUR	2,600	3,190

Series 9, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.19%), 6.50%, 3/5/2025 (e) (f) (g)		2,000	2,063

			5,253

Sweden — 0.1%

Skandinaviska Enskilda Banken AB

2.45%, 5/27/2020 (d)		1,389	1,392

(ICE LIBOR USD 3 Month + 0.43%), 2.55%, 5/17/2021 (d) (e)		3,100	3,109

Svenska Handelsbanken AB 2.40%, 10/1/2020		1,906	1,917

			6,418

Switzerland — 0.4%

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (d) (e) (f) (g)		1,825	1,968

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (d) (e) (f) (g)		6,891	7,640

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (d) (e) (f) (g)		7,005	7,469

(USD Swap Semi 5 Year + 4.33%), 7.25%, 9/12/2025 (d) (e) (f) (g)		1,733	1,885

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (d) (e) (f) (g)		6,040	6,365

UBS Group AG

2.95%, 9/24/2020 (d)		2,741	2,766

(USD ICE Swap Rate 5 Year + 5.50%), 6.87%, 3/22/2021 (a) (e) (f) (g)		4,355	4,523

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (d) (e) (f) (g)		10,430	11,186

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Switzerland — continued

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (e) (f) (g)	7,000	7,805

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a) (e) (f) (g)	3,000	3,250

		54,857

Trinidad and Tobago — 0.0% (b)

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (d)	1,565	1,756

Turkey — 0.0% (b)

KOC Holding A/S 5.25%, 3/15/2023 (a)	1,119	1,127

Turkiye Is Bankasi A/S 5.00%, 4/30/2020 (a)	1,240	1,246

		2,373

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (d)	1,205	1,229

5.75%, 11/15/2023 (d)	665	697

5.00%, 8/1/2024 (d)	1,489	1,556

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (d)	5,717	4,802

Telford Offshore Ltd. Series B, 12.00% (Blend (cash 4.00% + PIK 8.00%)), 2/12/2024 (h)	1,197	459

		8,743

United Kingdom — 0.7%

Afren plc 6.63%, 12/9/2020 (a) (j)	3,001	—	(c)

Ashtead Capital, Inc.

5.63%, 10/1/2024 (d)	1,114	1,147

4.13%, 8/15/2025 (d)	2,645	2,698

4.38%, 8/15/2027 (d)	500	515

Barclays Bank plc

5.13%, 1/8/2020	1,402	1,410

2.65%, 1/11/2021	2,950	2,974

Barclays plc

4.38%, 9/11/2024	3,678	3,856

5.20%, 5/12/2026	4,730	5,130

4.84%, 5/9/2028	1,277	1,363

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (e)	1,190	1,293

BAT International Finance plc 2.75%, 6/15/2020 (d)	2,767	2,780

BG Energy Capital plc 4.00%, 12/9/2020 (d)	2,200	2,248

BP Capital Markets plc

2.32%, 2/13/2020	950	951

(ICE LIBOR USD 3 Month + 0.25%), 2.38%, 11/24/2020 (e)	1,655	1,658

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United Kingdom — continued

CK Hutchison International II Ltd. 2.25%, 9/29/2020 (d)	591	591

Diageo Capital plc (ICE LIBOR USD 3 Month + 0.24%), 2.36%, 5/18/2020 (e)	450	450

eG Global Finance plc 6.75%, 2/7/2025 (d)	2,078	2,078

HSBC Holdings plc

3.40%, 3/8/2021	1,435	1,460

(ICE LIBOR USD 3 Month + 0.60%), 2.72%, 5/18/2021 (e)	3,290	3,293

(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021 (e) (f) (g)	1,556	1,624

(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (a) (e) (f) (g)	EUR 3,970	5,031

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (e) (f) (g)	3,000	3,197

(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (e) (f) (g)	8,180	8,660

Ithaca Energy North Sea plc 9.38%, 7/15/2024 (d)	2,534	2,572

Jaguar Land Rover Automotive plc 4.50%, 10/1/2027 (d)	3,091	2,651

Lloyds Bank plc 5.80%, 1/13/2020 (d)	270	272

Lloyds Banking Group plc (USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (e) (f) (g)	3,721	4,094

Royal Bank of Scotland Group plc

6.13%, 12/15/2022	14,167	15,451

6.00%, 12/19/2023	1,194	1,326

Santander UK plc 2.38%, 3/16/2020	1,240	1,242

Standard Chartered plc 2.25%, 4/17/2020 (d)	4,057	4,056

Virgin Media Secured Finance plc

5.50%, 8/15/2026 (d)	2,545	2,675

5.50%, 5/15/2029 (d)	201	214

Vodafone Group plc (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (e)	3,190	3,694

		92,654

United States — 27.3%

Acadia Healthcare Co., Inc.

6.13%, 3/15/2021	528	529

5.63%, 2/15/2023	1,836	1,863

6.50%, 3/1/2024	3,004	3,109

ACCO Brands Corp. 5.25%, 12/15/2024 (d)	6,624	6,872

ACE Cash Express, Inc. 12.00%, 12/15/2022 (d)	2,638	2,440

ACI Worldwide, Inc. 5.75%, 8/15/2026 (d)	3,105	3,291

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (d)	5,880	4,616

Adient US LLC 7.00%, 5/15/2026 (d)	7,125	7,499

ADT Security Corp. (The)

4.13%, 6/15/2023	1,501	1,524

4.88%, 7/15/2032 (d)	3,300	2,855

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (d)	1,438	1,470

AECOM

5.88%, 10/15/2024	346	373

5.13%, 3/15/2027	4,166	4,394

AES Corp.

5.50%, 4/15/2025	6,707	6,965

6.00%, 5/15/2026	1,765	1,885

Ahern Rentals, Inc. 7.38%, 5/15/2023 (d)	4,316	3,496

AIG Global Funding (ICE LIBOR USD 3 Month + 0.46%), 2.57%, 6/25/2021 (d) (e)	785	788

Air Lease Corp. (ICE LIBOR USD 3 Month + 0.67%), 2.81%, 6/3/2021 (e)	4,409	4,423

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (d)	3,800	3,235

AK Steel Corp.

6.38%, 10/15/2025	2,436	2,009

7.00%, 3/15/2027	2,343	1,942

Albertsons Cos., Inc.

6.63%, 6/15/2024	9,925	10,409

5.75%, 3/15/2025	5,729	5,928

7.50%, 3/15/2026 (d)	6,422	7,136

5.88%, 2/15/2028 (d)	5,282	5,672

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (d)	7,276	7,667

7.00%, 9/30/2026 (d)	1,650	1,792

Allegheny Technologies, Inc.

5.95%, 1/15/2021	947	975

7.88%, 8/15/2023 (i)	500	545

Allied Universal Holdco LLC

6.63%, 7/15/2026 (d)	909	970

9.75%, 7/15/2027 (d)	907	948

Allison Transmission, Inc.

5.00%, 10/1/2024 (d)	5,325	5,458

4.75%, 10/1/2027 (d)	2,545	2,602

5.88%, 6/1/2029 (d)	1,410	1,520

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (e)	7,449	8,010

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Ally Financial, Inc.

4.63%, 5/19/2022	11,066	11,594

5.13%, 9/30/2024	1,908	2,096

4.63%, 3/30/2025	6,778	7,346

5.75%, 11/20/2025	3,605	4,015

8.00%, 11/1/2031	2,055	2,872

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	6,249	5,937

5.88%, 11/15/2026	1,663	1,516

6.13%, 5/15/2027	2,144	1,939

AMC Networks, Inc.

5.00%, 4/1/2024	3,610	3,677

4.75%, 8/1/2025	831	839

American Airlines Group, Inc. 5.00%, 6/1/2022 (d)	1,634	1,703

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	339	341

6.25%, 4/1/2025	14,334	13,832

6.25%, 3/15/2026	8,918	8,472

6.50%, 4/1/2027	4,572	4,332

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (d)	4,195	4,185

American Express Co.

Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (e) (f) (g)	4,215	4,257

(ICE LIBOR USD 3 Month + 0.60%), 2.89%, 11/5/2021 (e)	2,000	2,011

American Express Credit Corp.

2.38%, 5/26/2020	499	500

2.25%, 5/5/2021	192	193

American International Group, Inc.

6.40%, 12/15/2020	2,800	2,936

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (e)	7,598	8,223

American Woodmark Corp. 4.88%, 3/15/2026 (d)	4,775	4,859

AmeriGas Partners LP

5.63%, 5/20/2024	515	555

5.50%, 5/20/2025	5,898	6,326

5.88%, 8/20/2026	2,714	3,006

5.75%, 5/20/2027	1,024	1,121

Amkor Technology, Inc. 6.63%, 9/15/2027 (d)	4,478	4,903

AMN Healthcare, Inc. 5.13%, 10/1/2024 (d)	1,775	1,843

Amsted Industries, Inc.

5.38%, 9/15/2024 (d)	176	180

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

5.63%, 7/1/2027 (d)	1,629	1,719

Anixter, Inc.

5.50%, 3/1/2023	3,646	3,739

6.00%, 12/1/2025	1,595	1,639

Antero Midstream Partners LP

5.38%, 9/15/2024	2,975	2,410

5.75%, 1/15/2028 (d)	1,425	1,058

Antero Resources Corp.

5.38%, 11/1/2021	749	669

5.13%, 12/1/2022	1,244	931

5.63%, 6/1/2023	7,057	4,949

Aramark Services, Inc. 5.00%, 2/1/2028 (d)	5,520	5,775

Archrock Partners LP 6.00%, 10/1/2022	5,065	5,103

Arconic, Inc.

5.13%, 10/1/2024	6,366	6,828

5.90%, 2/1/2027	4,185	4,653

Arizona Public Service Co. 2.20%, 1/15/2020	36	36

Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (d)	755	578

Ashland LLC 4.75%, 8/15/2022 (i)	3,172	3,323

AT&T, Inc. 2.45%, 6/30/2020	2,950	2,959

Athene Global Funding 2.75%, 4/20/2020 (d)	4,100	4,113

Avantor, Inc. 6.00%, 10/1/2024 (d)	3,880	4,147

Avaya, Inc.

7.00%, 4/1/2019 ‡ (d) (j)	5,950	1

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (d)	7,460	7,768

5.25%, 3/15/2025 (d)	8,155	8,318

5.75%, 7/15/2027 (d)	5,358	5,465

Axalta Coating Systems LLC 4.88%, 8/15/2024 (d)	2,480	2,561

B&G Foods, Inc. 5.25%, 4/1/2025	10,104	10,319

Bank of America Corp. 2.63%, 4/19/2021	1,116	1,128

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (e) (f) (g)	5,970	6,291

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (e) (f) (g)	4,560	5,170

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (g)	9,348	10,346

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (g)	13,939	15,849

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (g)	23,645	25,997

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Bank of America NA (ICE LIBOR USD 3 Month + 0.35%), 2.48%, 5/24/2021 (e)	3,887	3,891

Bank of New York Mellon (The) (ICE LIBOR USD 3 Month + 0.30%), 2.43%, 12/4/2020 (e)	4,385	4,387

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020 (e) (f) (g)	1,555	1,571

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (e) (f) (g)	5,520	5,570

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (e) (f) (g)	10,103	10,467

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (d)	3,511	3,972

8.50%, 1/31/2027 (d)	3,011	3,387

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (d)	1,266	1,304

5.50%, 3/1/2023 (d)	77	78

5.88%, 5/15/2023 (d)	5,527	5,607

7.00%, 3/15/2024 (d)	12,562	13,142

6.13%, 4/15/2025 (d)	24,517	25,452

5.50%, 11/1/2025 (d)	9,060	9,468

9.00%, 12/15/2025 (d)	22,377	25,197

5.75%, 8/15/2027 (d)	965	1,048

7.00%, 1/15/2028 (d)	3,489	3,764

7.25%, 5/30/2029 (d)	1,679	1,849

BB&T Corp.

2.45%, 1/15/2020	1,684	1,685

(ICE LIBOR USD 3 Month + 0.72%), 2.72%, 1/15/2020 (e)	263	263

3.20%, 9/3/2021	2,750	2,810

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (e) (f) (g)	4,260	4,343

BCPE Cycle Merger Sub II, Inc. 10.63%, 7/15/2027 (d)	900	841

Berry Global, Inc.

6.00%, 10/15/2022	500	509

5.13%, 7/15/2023	725	743

4.88%, 7/15/2026 (d)	5,550	5,835

5.63%, 7/15/2027 (d)	1,179	1,251

Big River Steel LLC 7.25%, 9/1/2025 (d)	1,470	1,510

Blue Racer Midstream LLC

6.13%, 11/15/2022 (d)	7,845	7,708

6.63%, 7/15/2026 (d)	1,510	1,412

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (d)	1,783	1,839

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Boston Properties LP REIT, 4.13%, 5/15/2021	2,700	2,774

Boyd Gaming Corp.

6.88%, 5/15/2023	5,315	5,515

6.38%, 4/1/2026	1,760	1,870

6.00%, 8/15/2026	3,654	3,873

Boyne USA, Inc. 7.25%, 5/1/2025 (d)	4,052	4,427

Branch Banking & Trust Co. 2.10%, 1/15/2020	310	310

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	8,090	6,351

Brink’s Co. (The) 4.63%, 10/15/2027 (d)	5,525	5,594

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (d)	4,531	4,724

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (e)	2,200	1,606

BWX Technologies, Inc. 5.38%, 7/15/2026 (d)	675	715

Cablevision Systems Corp.

8.00%, 4/15/2020	4,792	4,912

5.88%, 9/15/2022	1,585	1,710

Caleres, Inc. 6.25%, 8/15/2023	659	677

Callon Petroleum Co.

6.13%, 10/1/2024	568	540

6.38%, 7/1/2026	487	454

Calpine Corp.

5.88%, 1/15/2024 (d)	1,510	1,543

5.50%, 2/1/2024	990	993

5.75%, 1/15/2025	2,320	2,378

5.25%, 6/1/2026 (d)	4,880	5,075

Capital One Financial Corp.

2.50%, 5/12/2020	2,133	2,137

3.45%, 4/30/2021	2,300	2,348

Capital One NA 2.35%, 1/31/2020	1,150	1,151

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	2,653	2,467

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (d)	2,188	2,259

5.00%, 7/15/2027 (d)	2,038	2,130

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.18%), 2.34%, 5/15/2020 (e)	2,786	2,788

Series I, 2.65%, 5/17/2021	3,338	3,377

CCM Merger, Inc. 6.00%, 3/15/2022 (d)	1,601	1,639

CCO Holdings LLC

5.13%, 2/15/2023	2,604	2,660

5.75%, 1/15/2024	296	303

5.88%, 4/1/2024 (d)	30,567	31,866

5.38%, 5/1/2025 (d)	3,790	3,932

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.75%, 2/15/2026 (d)	20,736	21,897

5.50%, 5/1/2026 (d)	17,215	18,140

5.13%, 5/1/2027 (d)	27,437	28,912

5.00%, 2/1/2028 (d)	4,023	4,209

5.38%, 6/1/2029 (d)	1,758	1,877

4.75%, 3/1/2030 (d)	4,656	4,743

CDK Global, Inc.

5.88%, 6/15/2026	1,115	1,193

5.25%, 5/15/2029 (d)	7,151	7,594

CDW LLC

5.50%, 12/1/2024	635	707

5.00%, 9/1/2025	4,835	5,053

4.25%, 4/1/2028	6,711	6,954

Cedar Fair LP

5.38%, 4/15/2027	160	170

5.25%, 7/15/2029 (d)	895	960

Centene Corp.

6.13%, 2/15/2024	2,730	2,838

4.75%, 1/15/2025	1,626	1,682

5.38%, 6/1/2026 (d)	889	941

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (e) (f) (g)	5,645	5,998

Central Garden & Pet Co.

6.13%, 11/15/2023	4,700	4,858

5.13%, 2/1/2028	4,900	5,034

CenturyLink, Inc.

Series V, 5.63%, 4/1/2020	1,960	1,984

Series T, 5.80%, 3/15/2022	3,290	3,479

Series W, 6.75%, 12/1/2023	7,115	7,924

Series Y, 7.50%, 4/1/2024	7,501	8,514

5.63%, 4/1/2025	4,229	4,457

Series G, 6.88%, 1/15/2028	799	847

Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (e) (f) (g)	9,264	9,496

Chemours Co. (The)

6.63%, 5/15/2023	4,450	4,427

7.00%, 5/15/2025	7,765	7,493

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	2,960	3,282

5.13%, 6/30/2027	895	965

Cheniere Energy Partners LP

5.25%, 10/1/2025	1,258	1,302

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

5.63%, 10/1/2026	1,278	1,350

4.50%, 10/1/2029 (d)	4,325	4,417

Chesapeake Energy Corp.

7.00%, 10/1/2024	1,681	1,130

8.00%, 1/15/2025	800	528

8.00%, 6/15/2027	4,739	2,962

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (d)	4,656	4,202

8.00%, 10/15/2025 (d)	2,388	2,131

Cinemark USA, Inc. 4.88%, 6/1/2023	5,466	5,548

CIT Group, Inc.

4.75%, 2/16/2024	1,001	1,071

5.25%, 3/7/2025	4,078	4,491

6.13%, 3/9/2028	1,838	2,169

CITGO Petroleum Corp. 6.25%, 8/15/2022 (d)	1,172	1,184

Citibank NA

(ICE LIBOR USD 3 Month + 0.30%), 2.27%, 10/20/2020 (e)	2,980	2,984

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 2/19/2022 (e)	3,700	3,706

Citigroup, Inc.

Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (e) (f) (g)	4,456	4,458

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020(e)(f)(g)	1,116	1,131

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (e) (f) (g)	1,670	1,725

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (e) (f) (g)	9,608	10,171

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (e) (f) (g)	9,315	9,851

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (e) (f) (g)	8,545	8,823

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (g)	6,479	6,968

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (g)	7,762	8,034

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (e) (f) (g)	12,962	13,869

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (e) (f) (g)	7,815	8,811

Citizens Bank NA

2.25%, 3/2/2020	750	751

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 5/26/2020 (e)	658	660

2.55%, 5/13/2021	4,500	4,535

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (e) (f) (g)	5,691	6,047

Clean Harbors, Inc. 4.88%, 7/15/2027 (d)	785	818

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (d)	20,339	22,373

5.13%, 8/15/2027 (d)	6,843	7,123

Clearwater Paper Corp.

4.50%, 2/1/2023	2,836	2,847

5.38%, 2/1/2025 (d)	2,056	2,015

Clearway Energy Operating LLC

5.75%, 10/15/2025	20	21

5.00%, 9/15/2026	2,612	2,612

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (d)	1,305	1,341

5.75%, 3/1/2025	332	328

CNG Holdings, Inc. 12.50%, 6/15/2024 (d)	6,640	6,242

CNO Financial Group, Inc. 5.25%, 5/30/2025	2,217	2,428

CNX Midstream Partners LP 6.50%, 3/15/2026 (d)	667	622

Coeur Mining, Inc. 5.88%, 6/1/2024	932	925

Cogent Communications Group, Inc.

5.63%, 4/15/2021 (d)	2,669	2,699

5.38%, 3/1/2022 (d)	3,480	3,619

Colfax Corp.

6.00%, 2/15/2024 (d)	2,761	2,934

6.38%, 2/15/2026 (d)	850	921

Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 2.43%, 10/1/2020 (e)	1,960	1,965

Commercial Metals Co.

4.88%, 5/15/2023	627	648

5.38%, 7/15/2027	1,415	1,452

CommScope Technologies LLC

6.00%, 6/15/2025 (d)	11,815	10,592

5.00%, 3/15/2027 (d)	2,405	1,966

CommScope, Inc.

5.00%, 6/15/2021 (d)	905	905

5.50%, 3/1/2024 (d)	1,923	1,949

5.50%, 6/15/2024 (d)	1,435	1,358

6.00%, 3/1/2026 (d)	8,265	8,492

8.25%, 3/1/2027 (d)	5,814	5,507

Community Health Systems, Inc.

5.13%, 8/1/2021	1,837	1,832

6.25%, 3/31/2023	4,798	4,675

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

8.63%, 1/15/2024 (d)	7,722	7,892

8.13%, 6/30/2024 (d)	4,054	3,081

8.00%, 3/15/2026 (d)	848	829

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (d)	2,652	1,883

Constellium SE

5.75%, 5/15/2024 (d)	466	479

6.63%, 3/1/2025 (d)	1,650	1,727

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (d)	6,858	5,829

CoreCivic, Inc.

REIT, 5.00%, 10/15/2022	430	426

REIT, 4.63%, 5/1/2023	4,230	3,961

Coty, Inc. 6.50%, 4/15/2026 (d)	2,725	2,792

Covanta Holding Corp.

5.88%, 3/1/2024	1,220	1,254

5.88%, 7/1/2025	379	393

Covey Park Energy LLC 7.50%, 5/15/2025 (d)	2,075	1,535

Credit Acceptance Corp. 6.63%, 3/15/2026 (d)	1,650	1,753

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	3,589	3,651

5.75%, 4/1/2025	4,586	4,735

5.63%, 5/1/2027 (d)	2,445	2,460

Crown Americas LLC

4.75%, 2/1/2026	681	715

4.25%, 9/30/2026	815	851

CSC Holdings LLC

6.75%, 11/15/2021	2,089	2,251

5.38%, 7/15/2023 (d)	4,070	4,172

5.25%, 6/1/2024	1,349	1,453

7.75%, 7/15/2025 (d)	725	778

6.63%, 10/15/2025 (d)	5,030	5,357

10.88%, 10/15/2025 (d)	7,057	7,963

5.50%, 5/15/2026 (d)	6,208	6,542

5.50%, 4/15/2027 (d)	5,420	5,745

5.38%, 2/1/2028 (d)	2,010	2,126

7.50%, 4/1/2028 (d)	2,260	2,542

6.50%, 2/1/2029 (d)	5,144	5,761

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (d)	1,475	1,563

Curo Group Holdings Corp. 8.25%, 9/1/2025 (d)	5,322	4,683

CVR Partners LP 9.25%, 6/15/2023 (d)	13,447	14,086

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

CyrusOne LP

REIT, 5.00%, 3/15/2024	500	516

REIT, 5.38%, 3/15/2027	1,735	1,854

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (d)	4,645	4,877

Dana, Inc.

6.00%, 9/15/2023	3,874	3,956

5.50%, 12/15/2024	1,297	1,331

Darling Ingredients, Inc. 5.25%, 4/15/2027 (d)	1,636	1,718

DaVita, Inc.

5.13%, 7/15/2024	7,963	8,128

5.00%, 5/1/2025	15,258	15,449

DCP Midstream Operating LP

3.88%, 3/15/2023	2,613	2,639

5.38%, 7/15/2025	1,919	2,020

6.75%, 9/15/2037 (d)	1,740	1,814

5.60%, 4/1/2044	525	496

Delek Logistics Partners LP 6.75%, 5/15/2025	3,673	3,664

Dell International LLC

5.88%, 6/15/2021 (d)	939	954

7.13%, 6/15/2024 (d)	1,465	1,553

6.02%, 6/15/2026 (d)	4,575	5,221

Delphi Technologies plc 5.00%, 10/1/2025 (d)	7,985	6,907

Denbury Resources, Inc.

9.00%, 5/15/2021 (d)	1,017	890

9.25%, 3/31/2022 (d)	2,114	1,733

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	1,035	543

Diamond Sports Group LLC

5.38%, 8/15/2026 (d)	6,143	6,412

6.63%, 8/15/2027 (d)	971	1,000

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	2,776	2,394

Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (e) (f) (g)	5,045	5,184

DISH DBS Corp.

6.75%, 6/1/2021	8,412	8,854

5.88%, 7/15/2022	2,197	2,298

5.00%, 3/15/2023	14,999	15,111

5.88%, 11/15/2024	28,105	28,175

7.75%, 7/1/2026	12,410	12,520

Dole Food Co., Inc. 7.25%, 6/15/2025 (d)	3,818	3,637

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	3,194	3,219

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Dominion Energy, Inc. (ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (e)	4,140	4,469

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (d)	6,676	7,026

Duke Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (e) (f) (g)	2,885	3,044

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (d)	2,590	2,832

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 2.87%, 11/15/2020 (e)	1,481	1,488

Edgewell Personal Care Co. 4.70%, 5/24/2022	194	200

Embarq Corp. 8.00%, 6/1/2036	9,098	9,007

EMC Corp. 3.38%, 6/1/2023	2,029	2,039

Encompass Health Corp.

5.75%, 11/1/2024	4,407	4,456

5.75%, 9/15/2025	4,690	4,895

4.50%, 2/1/2028	2,340	2,393

Endo Dac

6.00%, 7/15/2023 (d)	8,971	5,932

5.88%, 10/15/2024 (d)	925	844

6.00%, 2/1/2025 (d) (i)	1,770	1,129

Energizer Holdings, Inc.

5.50%, 6/15/2025 (d)	4,950	5,136

7.75%, 1/15/2027 (d)	5,370	5,947

Energy Transfer Operating LP

Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (e) (f) (g)	1,717	1,597

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (g)	6,074	5,793

EnLink Midstream LLC 5.38%, 6/1/2029	803	713

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (f) (g)	3,862	2,652

4.40%, 4/1/2024	4,535	4,252

4.15%, 6/1/2025	1,060	956

4.85%, 7/15/2026	2,940	2,690

5.60%, 4/1/2044	522	401

EnPro Industries, Inc. 5.75%, 10/15/2026	2,337	2,471

Entegris, Inc. 4.63%, 2/10/2026 (d)	7,396	7,614

Entercom Media Corp.

7.25%, 11/1/2024 (d)	4,240	4,420

6.50%, 5/1/2027 (d)	2,609	2,727

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Enterprise Development Authority (The) 12.00%, 7/15/2024 (d)	6,059	6,635

Enterprise Products Operating LLC

5.25%, 1/31/2020	3,269	3,294

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (e)	4,380	4,499

Envision Healthcare Corp. 8.75%, 10/15/2026 (d)	7,419	4,173

EOG Resources, Inc.

2.45%, 4/1/2020	3,877	3,883

4.10%, 2/1/2021	1,900	1,952

EP Energy LLC

9.38%, 5/1/2024 (d) (j)	6,625	128

8.00%, 11/29/2024 (d) (j)	5,606	2,299

8.00%, 2/15/2025 (d) (j)	4,503	87

7.75%, 5/15/2026 (d) (j)	12,831	8,918

Equinix, Inc.

REIT, 5.38%, 1/1/2022	1,794	1,829

REIT, 5.38%, 4/1/2023	950	970

REIT, 5.75%, 1/1/2025	2,389	2,470

REIT, 5.88%, 1/15/2026	9,840	10,452

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (d)	7,377	7,608

REIT, 4.63%, 10/1/2027 (d)	5,963	5,978

Eversource Energy 4.50%, 11/15/2019	2,505	2,507

Exela Intermediate LLC 10.00%, 7/15/2023 (d)	6,862	3,278

Exelon Generation Co. LLC 2.95%, 1/15/2020	2,909	2,911

Fair Isaac Corp. 5.25%, 5/15/2026 (d)	1,314	1,426

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (d)	1,741	1,859

Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (e) (f) (g)	1,520	1,542

Fifth Third Bank (ICE LIBOR USD 3 Month + 0.25%), 2.19%, 10/30/2020 (e)	1,775	1,777

FirstCash, Inc. 5.38%, 6/1/2024 (d)	1,807	1,870

Ford Motor Credit Co. LLC

4.69%, 6/9/2025	8,825	9,026

4.54%, 8/1/2026	1,725	1,735

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	13,005	13,200

4.55%, 11/14/2024	6,535	6,797

5.40%, 11/14/2034	375	366

Frontier Communications Corp.

7.63%, 4/15/2024	882	397

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

6.88%, 1/15/2025	9,178	4,084

11.00%, 9/15/2025	6,729	3,163

8.50%, 4/1/2026 (d)	8,283	8,304

8.00%, 4/1/2027 (d)	3,050	3,202

Gartner, Inc. 5.13%, 4/1/2025 (d)	3,500	3,670

Gates Global LLC 6.00%, 7/15/2022 (d)	5,120	5,120

GCI LLC

6.63%, 6/15/2024 (d)	1,395	1,512

6.88%, 4/15/2025	1,400	1,472

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (d)	6,630	6,796

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.47%, 5/11/2020 (e)	738	739

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (e) (f) (g)	38,481	37,113

General Motors Financial Co., Inc. Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (e) (f) (g)	7,287	7,037

Genesis Energy LP

6.75%, 8/1/2022	955	960

6.00%, 5/15/2023	1,359	1,318

5.63%, 6/15/2024	1,553	1,448

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (d)	2,182	2,357

GEO Group, Inc. (The)

REIT, 5.88%, 1/15/2022	7,125	6,893

REIT, 5.88%, 10/15/2024	2,215	1,850

Getty Images, Inc. 9.75%, 3/1/2027 (d)	423	428

Global Partners LP

7.00%, 6/15/2023	2,560	2,645

7.00%, 8/1/2027 (d)	1,916	1,993

GLP Capital LP

REIT, 5.25%, 6/1/2025	2,780	3,048

REIT, 5.75%, 6/1/2028	2,780	3,147

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (d)	1,581	1,676

Goldman Sachs Bank USA (SOFR + 0.60%), 2.42%, 5/24/2021 (e)	963	964

Goldman Sachs Group, Inc. (The)

Series L, (ICE LIBOR USD 3 Month + 3.88%), 6.06%, 12/6/2019 (e) (f) (g)	4,269	4,281

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (e) (f) (g)	7,291	7,397

2.75%, 9/15/2020	1,000	1,006

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

(ICE LIBOR USD 3 Month + 0.73%), 2.83%, 12/27/2020 (e)	250	250

2.88%, 2/25/2021	3,450	3,486

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (e) (f) (g)	22,110	21,933

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	5,160	5,334

4.88%, 3/15/2027	4,396	4,418

Gray Television, Inc.

5.13%, 10/15/2024 (d)	1,385	1,435

5.88%, 7/15/2026 (d)	2,102	2,210

7.00%, 5/15/2027 (d)	6,085	6,659

Greif, Inc. 6.50%, 3/1/2027 (d)	3,826	4,113

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (d)	1,875	1,922

Gulfport Energy Corp.

6.63%, 5/1/2023	745	557

6.00%, 10/15/2024	3,135	2,014

6.38%, 5/15/2025	1,370	829

6.38%, 1/15/2026	3,775	2,265

H&E Equipment Services, Inc. 5.63%, 9/1/2025	1,753	1,843

Hanesbrands, Inc. 4.88%, 5/15/2026 (d)	2,975	3,146

Harsco Corp. 5.75%, 7/31/2027 (d)	757	786

HAT Holdings I LLC

REIT, 5.25%, 7/15/2024 (d)	973	1,023

HCA Healthcare, Inc. 6.25%, 2/15/2021	3,847	4,030

HCA, Inc.

7.50%, 2/15/2022	7,438	8,252

5.88%, 5/1/2023	3,940	4,323

5.38%, 2/1/2025	39,771	43,698

5.88%, 2/15/2026	15,105	16,993

5.38%, 9/1/2026	4,251	4,634

5.63%, 9/1/2028	9,601	10,789

5.88%, 2/1/2029	684	776

Hecla Mining Co. 6.88%, 5/1/2021	2,791	2,749

Herc Holdings, Inc. 5.50%, 7/15/2027 (d)	7,863	8,148

Hertz Corp. (The)

7.63%, 6/1/2022 (d)	6,625	6,882

6.25%, 10/15/2022	1,106	1,115

5.50%, 10/15/2024 (d)	13,220	13,116

7.13%, 8/1/2026 (d)	5,730	5,916

Hess Infrastructure Partners LP 5.63%, 2/15/2026 (d)	1,315	1,376

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Hexion, Inc. 7.88%, 7/15/2027 (d)	2,444	2,352

Hilcorp Energy I LP

5.00%, 12/1/2024 (d)	1,369	1,215

5.75%, 10/1/2025 (d)	320	286

6.25%, 11/1/2028 (d)	2,000	1,690

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (d)	865	796

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (d)	3,197	3,313

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	375	382

5.13%, 5/1/2026	4,904	5,149

4.88%, 1/15/2030 (d)	1,473	1,565

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,845	3,023

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	5,530	5,682

4.88%, 4/1/2027	2,719	2,875

Holly Energy Partners LP 6.00%, 8/1/2024 (d)	1,650	1,718

Hologic, Inc. 4.38%, 10/15/2025 (d)	7,396	7,577

HSBC USA, Inc. 2.75%, 8/7/2020	2,800	2,821

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	3,080	3,299

6.63%, 8/1/2026	2,485	2,690

Huntington Bancshares, Inc.

7.00%, 12/15/2020	1,800	1,895

Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (e) (f) (g)	1,920	1,980

Huntington National Bank (The)

2.38%, 3/10/2020	1,710	1,712

3.25%, 5/14/2021	2,200	2,242

Huntsman International LLC 5.13%, 11/15/2022	5,105	5,456

Icahn Enterprises LP

5.88%, 2/1/2022	3,154	3,182

6.75%, 2/1/2024	800	834

4.75%, 9/15/2024 (d)	2,865	2,904

6.38%, 12/15/2025	2,340	2,457

6.25%, 5/15/2026	3,065	3,249

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (j)	4,183	—	(c)

6.38%, 5/1/2026	2,920	3,143

8.38%, 5/1/2027	6,901	7,402

5.25%, 8/15/2027 (d)	3,190	3,291

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 3.77%, 12/21/2065 (d) (e)	7,148	5,272

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.02%, 12/21/2065 (d) (e)	2,205	1,692

Infor US, Inc. 6.50%, 5/15/2022	21,485	21,780

Informatica LLC 7.13%, 7/15/2023 (d)	4,200	4,268

International Game Technology plc

6.50%, 2/15/2025 (d)	9,688	10,766

6.25%, 1/15/2027 (d)	1,879	2,090

IQVIA, Inc.

5.00%, 10/15/2026 (d)	5,793	6,112

5.00%, 5/15/2027 (d)	1,635	1,733

IRB Holding Corp. 6.75%, 2/15/2026 (d)	4,363	4,439

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	3,197	3,225

REIT, 4.88%, 9/15/2027 (d)	5,611	5,779

REIT, 5.25%, 3/15/2028 (d)	4,263	4,476

Jack Ohio Finance LLC

6.75%, 11/15/2021 (d)	8,835	9,023

10.25%, 11/15/2022 (d)	1,462	1,549

Jackson National Life Global Funding

2.20%, 1/30/2020 (d)	1,991	1,992

(ICE LIBOR USD 3 Month + 0.30%), 2.24%, 4/27/2020 (d) (e)	85	85

2.60%, 12/9/2020 (d)	2,950	2,972

(ICE LIBOR USD 3 Month + 0.31%), 2.43%, 3/16/2021 (d) (e)	2,200	2,202

(ICE LIBOR USD 3 Month + 0.48%), 2.62%, 6/11/2021 (d) (e)	3,840	3,855

Jagged Peak Energy LLC 5.88%, 5/1/2026	1,315	1,328

James Hardie International Finance DAC 4.75%, 1/15/2025 (d)	1,080	1,120

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (d)	1,631	1,700

JBS USA LUX SA

5.88%, 7/15/2024 (d)	3,968	4,107

5.75%, 6/15/2025 (d)	5,467	5,696

6.75%, 2/15/2028 (d)	3,302	3,639

6.50%, 4/15/2029 (d)	5,243	5,833

5.50%, 1/15/2030 (d)	3,115	3,356

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

JELD-WEN, Inc.

4.63%, 12/15/2025 (d)	2,505	2,480

4.88%, 12/15/2027 (d)	1,890	1,852

John Deere Capital Corp. 2.30%, 6/7/2021	810	816

Kaiser Aluminum Corp. 5.88%, 5/15/2024	813	846

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,247	1,291

Keurig Dr Pepper, Inc. 3.55%, 5/25/2021	2,900	2,967

KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (e) (f) (g)	6,695	7,121

L Brands, Inc. 6.75%, 7/1/2036	2,560	2,125

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (d)	7,395	7,654

10.50%, 7/15/2027 (d)	2,020	2,025

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 3/15/2022 (d)	1,514	1,569

REIT, 5.25%, 10/1/2025 (d)	2,172	2,204

Lamar Media Corp. 5.75%, 2/1/2026	1,998	2,115

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (d)	4,360	4,583

Lennar Corp.

8.38%, 1/15/2021	295	314

5.38%, 10/1/2022	600	642

4.50%, 4/30/2024	1,455	1,539

5.88%, 11/15/2024	2,770	3,088

5.25%, 6/1/2026	1,630	1,793

5.00%, 6/15/2027	535	578

Level 3 Financing, Inc.

5.63%, 2/1/2023	561	567

5.13%, 5/1/2023	3,136	3,175

5.38%, 1/15/2024	4,086	4,163

5.38%, 5/1/2025	10,443	10,795

5.25%, 3/15/2026	2,170	2,265

Level 3 Parent LLC 5.75%, 12/1/2022	2,630	2,637

Liberty Interactive LLC 8.25%, 2/1/2030	2,370	2,411

Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (d)	1,538	1,587

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (d)	2,560	2,650

5.63%, 3/15/2026 (d)	4,047	4,310

4.75%, 10/15/2027 (d)	865	902

Lockheed Martin Corp. 4.25%, 11/15/2019	214	214

LPL Holdings, Inc. 5.75%, 9/15/2025 (d)	3,564	3,698

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (d)	5,407	5,542

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (d)	2,615	941

5.50%, 4/15/2025 (d)	5,555	1,847

Manufacturers & Traders Trust Co.

2.10%, 2/6/2020	798	798

2.05%, 8/17/2020	2,950	2,954

2.63%, 1/25/2021	2,100	2,118

Marriott Ownership Resorts, Inc.

6.50%, 9/15/2026	8,128	8,788

4.75%, 1/15/2028 (d)	438	448

Martin Midstream Partners LP 7.25%, 2/15/2021	3,546	3,186

Masonite International Corp.

5.75%, 9/15/2026 (d)	2,890	3,067

5.38%, 2/1/2028 (d)	1,680	1,777

MassMutual Global Funding II 2.45%, 11/23/2020 (d)	1,567	1,577

MasTec, Inc. 4.88%, 3/15/2023	4,614	4,677

Matador Resources Co. 5.88%, 9/15/2026	1,977	1,898

Mattel, Inc.

3.15%, 3/15/2023	1,000	952

6.75%, 12/31/2025 (d)	21,854	22,865

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (d)	6,572	6,761

7.25%, 4/15/2025 (d)	3,000	2,869

Meredith Corp. 6.88%, 2/1/2026	3,545	3,654

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (e) (f) (g)	12,884	13,000

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (e) (f) (g)	8,293	9,044

6.40%, 12/15/2036	12,634	15,345

Metropolitan Life Global Funding I

(SOFR + 0.57%), 2.39%, 9/7/2020 (d) (e)	5,630	5,644

2.50%, 12/3/2020 (d)	1,558	1,570

2.40%, 1/8/2021 (d)	2,949	2,968

MGM Growth Properties Operating Partnership LP

REIT, 5.63%, 5/1/2024	1,490	1,641

REIT, 4.50%, 9/1/2026	995	1,057

REIT, 5.75%, 2/1/2027 (d)	3,004	3,395

REIT, 4.50%, 1/15/2028	555	581

MGM Resorts International

6.00%, 3/15/2023	11,330	12,495

5.75%, 6/15/2025	12,105	13,436

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

4.63%, 9/1/2026	3,676	3,851

5.50%, 4/15/2027	4,000	4,400

Midcontinent Communications 5.38%, 8/15/2027 (d)	2,488	2,606

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 2.75%, 3/27/2020 (e)	1,581	1,582

Mondelez International, Inc. 3.00%, 5/7/2020	2,578	2,591

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.61%, 1/15/2020 (e) (f) (g)	14,143	14,228

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (e) (f) (g)	8,388	8,509

5.50%, 7/24/2020	2,900	2,973

5.75%, 1/25/2021	2,750	2,875

Motors Liquidation Co.

6.75%, 5/1/2028 ‡ (j) (k)	10	—

8.38%, 7/15/2033 ‡ (j)	115	—

7.75%, 3/15/2036 ‡ (j)	11	—

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (d)	6,229	5,809

MPLX LP

6.25%, 10/15/2022 (d)	894	910

6.38%, 5/1/2024 (d)	1,540	1,617

MSCI, Inc. 5.38%, 5/15/2027 (d)	6,475	6,912

MTS Systems Corp. 5.75%, 8/15/2027 (d)	2,772	2,904

Mueller Water Products, Inc. 5.50%, 6/15/2026 (d)	1,425	1,494

Nabors Industries, Inc. 5.75%, 2/1/2025	4,085	3,045

National CineMedia LLC 5.88%, 4/15/2028 (d)	1,130	1,188

National Rural Utilities Cooperative Finance Corp.

2.30%, 11/1/2020	403	404

(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (e)	3,053	3,301

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (d)	2,707	2,870

9.13%, 7/15/2026 (d)	2,360	2,584

Nationstar Mortgage LLC

6.50%, 7/1/2021	1,140	1,144

6.50%, 6/1/2022	2,678	2,685

NBCUniversal Media LLC 4.38%, 4/1/2021	2,500	2,587

NCR Corp.

5.75%, 9/1/2027 (d)	5,400	5,528

6.13%, 9/1/2029 (d)	5,370	5,625

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (d) (h)	7,942	4,107

8.00%, 10/25/2024 (d)	7,847	2,099

8.75%, 10/25/2024 (d)	5,573	1,505

Netflix, Inc.

4.38%, 11/15/2026	2,786	2,835

4.88%, 4/15/2028	7,150	7,388

5.88%, 11/15/2028	5,453	6,005

5.38%, 11/15/2029 (d)	2,603	2,743

4.88%, 6/15/2030 (d)	1,805	1,825

Nevada Power Co. Series BB, 2.75%, 4/15/2020	817	820

New Albertsons LP

7.75%, 6/15/2026	1,535	1,550

6.63%, 6/1/2028	613	558

7.45%, 8/1/2029	392	396

8.70%, 5/1/2030	2,663	2,783

8.00%, 5/1/2031	3,108	3,170

New York Life Global Funding

1.95%, 2/11/2020 (d)	1,081	1,081

2.00%, 4/9/2020 (d)	2,626	2,627

(ICE LIBOR USD 3 Month + 0.16%), 2.26%, 10/1/2020 (d) (e)	175	175

(ICE LIBOR USD 3 Month + 0.32%), 2.56%, 8/6/2021 (d) (e)	1,310	1,313

(ICE LIBOR USD 3 Month + 0.28%), 2.23%, 1/21/2022 (d) (e)	1,460	1,462

Newfield Exploration Co.

5.63%, 7/1/2024	2,010	2,202

5.38%, 1/1/2026	1,515	1,639

Newmont Goldcorp Corp. 3.63%, 6/9/2021	1,087	1,112

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (d)	2,044	2,072

5.88%, 11/15/2022	1,387	1,408

5.63%, 8/1/2024 (d)	2,155	2,249

5.63%, 7/15/2027 (d)	4,487	4,732

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (e)	2,100	2,316

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (d)	1,811	1,860

4.25%, 9/15/2024 (d)	637	662

4.50%, 9/15/2027 (d)	986	1,006

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (d)	914	911

Nielsen Finance LLC 5.00%, 4/15/2022 (d)	8,847	8,891

NiSource, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (e) (f) (g)	2,492	2,529

Nissan Motor Acceptance Corp. 2.25%, 1/13/2020 (d)	1,106	1,106

Noble Holding International Ltd.

6.20%, 8/1/2040	1,121	432

5.25%, 3/15/2042	915	348

8.95%, 4/1/2045 (i)	410	175

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (h)	3,215	3,320

Northern Trust Corp. Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/1/2026 (e) (f) (g)	1,523	1,572

Northwest Acquisitions ULC 7.13%, 11/1/2022 (d)	831	415

Novelis Corp.

6.25%, 8/15/2024 (d)	4,815	5,044

5.88%, 9/30/2026 (d)	3,615	3,796

NRG Energy, Inc.

7.25%, 5/15/2026	2,340	2,562

6.63%, 1/15/2027	7,041	7,631

5.75%, 1/15/2028	880	953

5.25%, 6/15/2029 (d)	1,892	2,029

Nuance Communications, Inc. 5.63%, 12/15/2026	3,789	4,021

NuStar Logistics LP

6.00%, 6/1/2026	992	1,060

5.63%, 4/28/2027	2,195	2,283

Oasis Petroleum, Inc.

6.88%, 3/15/2022	6,561	5,823

6.88%, 1/15/2023	1,505	1,302

6.25%, 5/1/2026 (d)	4,347	2,958

Oceaneering International, Inc. 6.00%, 2/1/2028	1,175	1,087

Outfront Media Capital LLC

5.63%, 2/15/2024	1,650	1,693

5.88%, 3/15/2025	750	774

5.00%, 8/15/2027 (d)	2,982	3,124

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (d)	810	836

6.38%, 8/15/2025 (d)	1,084	1,141

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (d)	4,076	4,309

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (d)	4,796	4,556

Parsley Energy LLC

5.38%, 1/15/2025 (d)	1,125	1,158

5.25%, 8/15/2025 (d)	2,975	3,050

5.63%, 10/15/2027 (d)	904	933

Party City Holdings, Inc. 6.63%, 8/1/2026 (d)	972	940

PBF Holding Co. LLC

7.00%, 11/15/2023	1,431	1,474

7.25%, 6/15/2025	2,675	2,795

PBF Logistics LP 6.88%, 5/15/2023	1,254	1,285

PDC Energy, Inc. 6.13%, 9/15/2024	116	113

Peabody Energy Corp.

6.00%, 3/31/2022 (d)	502	464

6.38%, 3/31/2025 (d)	1,130	935

Penske Automotive Group, Inc. 5.50%, 5/15/2026	5,777	6,037

Penske Truck Leasing Co. LP 3.20%, 7/15/2020 (d)	1,730	1,741

Performance Food Group, Inc. 5.50%, 10/15/2027 (d)	4,211	4,453

PetSmart, Inc.

7.13%, 3/15/2023 (d)	9,130	8,445

5.88%, 6/1/2025 (d)	10,344	10,189

8.88%, 6/1/2025 (d)	2,365	2,223

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (d)	2,080	2,236

Philip Morris International, Inc. 2.00%, 2/21/2020	2,423	2,423

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (d)	10,815	9,517

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (d)	5,329	5,529

5.88%, 9/30/2027 (d)	2,116	2,267

Pitney Bowes, Inc. 5.20%, 4/1/2023 (i)	1,676	1,651

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (f) (g)	825	769

Plantronics, Inc. 5.50%, 5/31/2023 (d)	7,166	7,291

PNC Bank NA 2.15%, 4/29/2021	1,250	1,255

PNC Financial Services Group, Inc. (The)

5.13%, 2/8/2020	270	272

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (e) (f) (g)	8,222	8,478

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (e) (f) (g)	4,756	5,036

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (d) (h)	3,361	2,823

Post Holdings, Inc.

5.50%, 3/1/2025 (d)	7,164	7,505

5.00%, 8/15/2026 (d)	2,728	2,837

5.75%, 3/1/2027 (d)	2,730	2,906

5.63%, 1/15/2028 (d)	1,470	1,573

5.50%, 12/15/2029 (d)	1,875	1,977

Prestige Brands, Inc. 6.38%, 3/1/2024 (d)	3,220	3,361

Pricoa Global Funding I 2.20%, 6/3/2021 (d)	176	177

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (d)	3,071	3,231

5.25%, 4/15/2024 (d)	2,327	2,382

5.75%, 4/15/2026 (d)	8,426	8,642

Principal Life Global Funding II

2.15%, 1/10/2020 (d)	2,320	2,321

2.20%, 4/8/2020 (d)	3,523	3,526

Progress Energy, Inc. 4.88%, 12/1/2019	1,700	1,704

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (e) (f) (g)	5,340	5,579

Protective Life Global Funding 2.92%, 4/15/2022 (d)	2,021	2,058

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (e)	8,461	9,170

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (e)	25,119	27,223

Public Service Enterprise Group, Inc. 1.60%, 11/15/2019	1,476	1,476

QEP Resources, Inc.

5.38%, 10/1/2022	1,144	1,121

5.25%, 5/1/2023	1,072	1,019

5.63%, 3/1/2026	1,350	1,215

Qorvo, Inc. 5.50%, 7/15/2026	3,537	3,776

Quad/Graphics, Inc. 7.00%, 5/1/2022	1,000	990

Quicken Loans, Inc.

5.75%, 5/1/2025 (d)	4,479	4,611

5.25%, 1/15/2028 (d)	4,925	5,079

Qwest Corp.

7.25%, 9/15/2025	325	373

6.88%, 9/15/2033	1,902	1,913

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (d)	5,072	4,641

Radian Group, Inc.

4.50%, 10/1/2024	2,265	2,370

4.88%, 3/15/2027	1,859	1,928

Rain CII Carbon LLC 7.25%, 4/1/2025 (d)	4,225	4,109

Range Resources Corp. 4.88%, 5/15/2025	4,950	3,972

Raytheon Co. 3.13%, 10/15/2020	2,900	2,934

RBS Global, Inc. 4.88%, 12/15/2025 (d)	1,560	1,609

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (d)	2,627	2,854

8.25%, 11/15/2026 (d)	3,869	4,343

Regions Financial Corp. 3.20%, 2/8/2021	2,900	2,940

Reliance Standard Life Global Funding II 2.50%, 1/15/2020 (d)	895	896

Republic Services, Inc. 5.00%, 3/1/2020	1,400	1,413

Revlon Consumer Products Corp. 6.25%, 8/1/2024	3,002	1,501

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	9,425	9,457

6.87%, 2/15/2021 (i)	1,646	1,648

RHP Hotel Properties LP REIT, 5.00%, 4/15/2023	3,363	3,430

Rite Aid Corp. 6.13%, 4/1/2023 (d)	7,680	6,538

RR Donnelley & Sons Co. 7.00%, 2/15/2022	58	60

Ryder System, Inc. 2.88%, 9/1/2020	1,167	1,175

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (d)	4,012	4,148

Sabre GLBL, Inc.

5.38%, 4/15/2023 (d)	6,087	6,247

5.25%, 11/15/2023 (d)	2,152	2,206

SBA Communications Corp.

REIT, 4.00%, 10/1/2022	314	321

REIT, 4.88%, 9/1/2024	3,980	4,134

Scientific Games International, Inc.

10.00%, 12/1/2022	2,340	2,407

5.00%, 10/15/2025 (d)	6,792	6,996

Scotts Miracle-Gro Co. (The)

5.25%, 12/15/2026	2,180	2,295

4.50%, 10/15/2029 (d)	640	643

Scripps Escrow, Inc. 5.88%, 7/15/2027 (d)	880	902

Sealed Air Corp.

5.25%, 4/1/2023 (d)	633	676

5.13%, 12/1/2024 (d)	355	382

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

SemGroup Corp.

5.63%, 7/15/2022	1,506	1,522

5.63%, 11/15/2023	3,190	3,262

7.25%, 3/15/2026	1,509	1,630

Sensata Technologies BV

4.88%, 10/15/2023 (d)	4,531	4,786

5.63%, 11/1/2024 (d)	1,825	2,003

5.00%, 10/1/2025 (d)	895	964

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (d)	12,061	12,905

Service Corp. International

8.00%, 11/15/2021	1,240	1,364

5.38%, 5/15/2024	6,180	6,373

7.50%, 4/1/2027	2,735	3,337

4.63%, 12/15/2027	825	862

5.13%, 6/1/2029	2,457	2,617

Sinclair Television Group, Inc.

6.13%, 10/1/2022	3,230	3,270

5.63%, 8/1/2024 (d)	3,933	4,051

5.88%, 3/15/2026 (d)	205	214

5.13%, 2/15/2027 (d)	2,890	2,912

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (d)	2,336	2,373

4.63%, 7/15/2024 (d)	3,140	3,281

5.38%, 4/15/2025 (d)	8,871	9,226

5.38%, 7/15/2026 (d)	7,266	7,666

5.00%, 8/1/2027 (d)	5,329	5,602

5.50%, 7/1/2029 (d)	1,642	1,774

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (d)	3,845	3,970

5.50%, 4/15/2027 (d)	874	915

SM Energy Co.

5.00%, 1/15/2024	1,445	1,275

5.63%, 6/1/2025	2,535	2,149

6.75%, 9/15/2026	968	830

6.63%, 1/15/2027	3,281	2,756

Solera LLC 10.50%, 3/1/2024 (d)	2,308	2,415

Southwestern Energy Co.

6.20%, 1/23/2025 (i)	2,409	2,120

7.50%, 4/1/2026	1,165	1,022

7.75%, 10/1/2027	1,165	1,002

Spectrum Brands, Inc.

6.13%, 12/15/2024	3,812	3,941

5.75%, 7/15/2025	6,763	7,050

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.00%, 10/1/2029 (d)	2,486	2,542

Springleaf Finance Corp.

7.75%, 10/1/2021	854	931

6.13%, 5/15/2022	1,830	1,970

5.63%, 3/15/2023	4,267	4,592

6.13%, 3/15/2024	1,060	1,159

6.88%, 3/15/2025	2,110	2,390

7.13%, 3/15/2026	8,673	9,909

6.63%, 1/15/2028	5,378	5,956

Sprint Capital Corp. 8.75%, 3/15/2032	19,964	24,344

Sprint Communications, Inc.

11.50%, 11/15/2021	305	353

6.00%, 11/15/2022	2,967	3,137

Sprint Corp. 7.25%, 9/15/2021	1,006	1,073

7.88%, 9/15/2023	15,649	17,273

7.13%, 6/15/2024	6,327	6,865

7.63%, 2/15/2025	32,781	36,018

7.63%, 3/1/2026	14,478	16,016

Sprint eWireless, Inc. 7.00%, 3/1/2020 (j)	2,186	—	(c)

SPX FLOW, Inc.

5.63%, 8/15/2024 (d)	1,969	2,050

5.88%, 8/15/2026 (d)	2,175	2,279

SRC Energy, Inc. 6.25%, 12/1/2025	212	198

SS&C Technologies, Inc. 5.50%, 9/30/2027 (d)	6,318	6,741

Standard Industries, Inc.

6.00%, 10/15/2025 (d)	3,115	3,271

5.00%, 2/15/2027 (d)	837	874

4.75%, 1/15/2028 (d)	8,598	8,920

Staples, Inc.

7.50%, 4/15/2026 (d)	9,770	10,185

10.75%, 4/15/2027 (d)	6,344	6,598

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (e) (f) (g)	1,650	1,690

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (e) (f) (g)	2,460	2,595

Station Casinos LLC 5.00%, 10/1/2025 (d)	2,690	2,727

Steel Dynamics, Inc.

5.25%, 4/15/2023	780	796

4.13%, 9/15/2025	1,440	1,467

5.00%, 12/15/2026	1,085	1,156

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (d)	1,940	2,085

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Summit Materials LLC

6.13%, 7/15/2023	1,475	1,503

5.13%, 6/1/2025 (d)	1,270	1,304

Summit Midstream Holdings LLC

5.50%, 8/15/2022	1,559	1,395

5.75%, 4/15/2025	3,155	2,445

Sunoco LP 4.88%, 1/15/2023	1,540	1,580

5.50%, 2/15/2026	931	963

6.00%, 4/15/2027	2,890	3,035

5.88%, 3/15/2028	423	444

SunTrust Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (e)	337	337

SunTrust Banks, Inc.

Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 6/15/2022 (e) (f) (g)	3,398	3,457

Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (e) (f) (g)	9,023	9,215

Symantec Corp. 5.00%, 4/15/2025 (d)	2,321	2,379

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (d)	2,040	1,984

5.50%, 1/15/2028 (d)	710	666

Targa Resources Partners LP

4.25%, 11/15/2023	2,888	2,901

6.75%, 3/15/2024	9,065	9,401

5.13%, 2/1/2025	2,869	2,941

5.88%, 4/15/2026	3,123	3,260

6.50%, 7/15/2027 (d)	3,538	3,786

5.00%, 1/15/2028	1,745	1,732

6.88%, 1/15/2029 (d)	1,906	2,061

Team Health Holdings, Inc. 6.38%, 2/1/2025 (d)	7,717	4,977

TECO Finance, Inc. 5.15%, 3/15/2020	1,524	1,540

TEGNA, Inc.

6.38%, 10/15/2023	7,080	7,284

5.50%, 9/15/2024 (d)	725	747

Teleflex, Inc.

5.25%, 6/15/2024	2,295	2,357

4.88%, 6/1/2026	368	386

Tempur Sealy International, Inc.

5.63%, 10/15/2023	4,942	5,090

5.50%, 6/15/2026	9,236	9,663

Tenet Healthcare Corp.

8.13%, 4/1/2022	2,093	2,266

6.75%, 6/15/2023	8,835	9,365

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

4.63%, 7/15/2024	2,933	3,021

4.63%, 9/1/2024 (d)	788	808

5.13%, 5/1/2025	6,321	6,471

7.00%, 8/1/2025	870	898

4.88%, 1/1/2026 (d)	21,011	21,733

6.25%, 2/1/2027 (d)	11,868	12,536

5.13%, 11/1/2027 (d)	6,816	7,106

Tennant Co. 5.63%, 5/1/2025	4,377	4,541

Tenneco, Inc. 5.00%, 7/15/2026	4,155	3,303

Terex Corp. 5.63%, 2/1/2025 (d)	5,590	5,632

Terraform Global Operating LLC 6.13%, 3/1/2026 (d)	1,712	1,751

TerraForm Power Operating LLC

4.25%, 1/31/2023 (d)	1,869	1,925

5.00%, 1/31/2028 (d)	1,839	1,940

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (j)	29,250	10

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	1,188	—	(c)

T-Mobile USA, Inc.

6.00%, 3/1/2023	1,598	1,628

6.00%, 3/1/2023 ‡	1,598	—	(c)

6.50%, 1/15/2024	665	691

6.50%, 1/15/2024 ‡	665	—	(c)

6.38%, 3/1/2025	2,030	2,107

6.38%, 3/1/2025 ‡	5,377	—	(c)

5.13%, 4/15/2025	1,704	1,770

5.13%, 4/15/2025 ‡	1,704	—	(c)

6.50%, 1/15/2026	17,580	18,812

6.50%, 1/15/2026 ‡	17,335	—	(c)

4.50%, 2/1/2026	5,110	5,270

4.75%, 2/1/2028	13,510	14,236

4.75%, 2/1/2028 ‡	2,933	—	(c)

TransDigm, Inc.

6.50%, 7/15/2024	3,961	4,090

6.50%, 5/15/2025	1,650	1,714

6.25%, 3/15/2026 (d)	8,380	8,977

TransMontaigne Partners LP 6.13%, 2/15/2026	1,007	965

Transocean Guardian Ltd. 5.88%, 1/15/2024 (d)	1,830	1,830

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (d)	613	635

Transocean Pontus Ltd. 6.13%, 8/1/2025 (d)	3,783	3,773

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (d)	2,486	2,507

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Transocean Proteus Ltd. 6.25%, 12/1/2024 (d)	462	463

Transocean, Inc.

9.00%, 7/15/2023 (d)	902	919

7.25%, 11/1/2025 (d)	3,541	3,125

7.50%, 1/15/2026 (d)	2,710	2,412

7.50%, 4/15/2031	809	542

9.35%, 12/15/2041 (i)	1,938	1,337

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (d)	4,010	4,160

TriMas Corp. 4.88%, 10/15/2025 (d)	2,315	2,356

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (d)	8,920	8,619

Triumph Group, Inc.

6.25%, 9/15/2024 (d)	545	572

7.75%, 8/15/2025	1,670	1,670

Tronox Finance plc 5.75%, 10/1/2025 (d)	1,222	1,152

Tronox, Inc. 6.50%, 4/15/2026 (d)	1,755	1,685

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (h)	8,211	1,182

Unit Corp. 6.63%, 5/15/2021	281	185

United Airlines Holdings, Inc.

5.00%, 2/1/2024	2,404	2,551

4.88%, 1/15/2025	2,345	2,462

United Rentals North America, Inc.

5.50%, 7/15/2025	3,281	3,408

4.63%, 10/15/2025	8,030	8,200

5.88%, 9/15/2026	931	988

6.50%, 12/15/2026	8,158	8,831

5.50%, 5/15/2027	6,690	7,054

4.88%, 1/15/2028	4,455	4,600

5.25%, 1/15/2030	2,500	2,628

United States Cellular Corp. 6.70%, 12/15/2033	1,860	2,019

United States Steel Corp.

6.88%, 8/15/2025	808	723

6.25%, 3/15/2026	2,223	1,861

UnitedHealth Group, Inc. 1.95%, 10/15/2020	2,950	2,954

Uniti Group LP

REIT, 6.00%, 4/15/2023 (d)	2,600	2,476

REIT, 8.25%, 10/15/2023	2,020	1,727

REIT, 7.13%, 12/15/2024 (d)	55	46

Univar USA, Inc. 6.75%, 7/15/2023 (d)	1,103	1,121

US Bank NA (ICE LIBOR USD 3 Month + 0.14%), 2.07%, 10/23/2020 (e)	3,098	3,094

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

USAA Capital Corp. 3.00%, 7/1/2020 (d)	3,307	3,331

Valaris plc

7.75%, 2/1/2026	374	196

5.75%, 10/1/2044	2,122	860

Venator Finance SARL 5.75%, 7/15/2025 (d)	3,375	2,685

Verizon Communications, Inc. 4.60%, 4/1/2021	2,800	2,905

Vertiv Group Corp. 9.25%, 10/15/2024 (d)	1,337	1,258

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (e)	5,029	5,224

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (e)	10,033	10,936

VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	6,263	6,819

Vista Outdoor, Inc. 5.88%, 10/1/2023	7,094	6,491

Vistra Energy Corp. 5.88%, 6/1/2023	3,604	3,681

Vistra Operations Co. LLC

5.50%, 9/1/2026 (d)	212	224

5.63%, 2/15/2027 (d)	3,500	3,710

VOC Escrow Ltd. 5.00%, 2/15/2028 (d)	2,198	2,286

Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (e)	7,060	7,466

W&T Offshore, Inc. 9.75%, 11/1/2023 (d)	4,630	4,341

Wabash National Corp. 5.50%, 10/1/2025 (d)	3,730	3,637

Walt Disney Co. (The) 5.65%, 8/15/2020 (d)	401	413

Welbilt, Inc. 9.50%, 2/15/2024	2,435	2,593

WellCare Health Plans, Inc. 5.25%, 4/1/2025	4,503	4,713

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 0.88%), 2.83%, 7/22/2020 (e)	1,857	1,867

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e) (f) (g)	15,983	17,261

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e) (f) (g)	8,919	9,878

Wells Fargo Bank NA

2.60%, 1/15/2021	3,350	3,379

(ICE LIBOR USD 3 Month + 0.38%), 2.53%, 5/21/2021 (e)	2,770	2,772

WESCO Distribution, Inc. 5.38%, 6/15/2024	1,777	1,835

Western Digital Corp. 4.75%, 2/15/2026	8,222	8,376

Whiting Petroleum Corp.

5.75%, 3/15/2021	2,310	2,171

6.25%, 4/1/2023	2,140	1,552

6.63%, 1/15/2026	6,703	4,156

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

William Carter Co. (The) 5.63%, 3/15/2027 (d)	7,290	7,773

Windstream Services LLC

9.00%, 6/30/2025 (d) (j)	15,731	8,141

8.63%, 10/31/2025 (d) (i)	2,498	2,501

Wisconsin Power & Light Co. 4.60%, 6/15/2020	3,329	3,383

WMG Acquisition Corp.

5.00%, 8/1/2023 (d)	1,420	1,455

4.88%, 11/1/2024 (d)	930	963

5.50%, 4/15/2026 (d)	3,018	3,169

WPX Energy, Inc.

8.25%, 8/1/2023	720	803

5.75%, 6/1/2026	1,479	1,486

WR Grace & Co.-Conn 5.63%, 10/1/2024 (d)	1,010	1,091

Wyndham Destinations, Inc.

4.25%, 3/1/2022	162	165

5.40%, 4/1/2024 (i)	1,513	1,604

6.35%, 10/1/2025 (i)	1,258	1,393

5.75%, 4/1/2027 (i)	1,602	1,746

Wynn Las Vegas LLC 5.50%, 3/1/2025 (d)	13,248	14,076

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (d)	6,040	6,312

Xcel Energy, Inc. 2.40%, 3/15/2021	3,000	3,017

Xerox Corp. 4.12%, 3/15/2023 (i)	2,347	2,397

XPO Logistics, Inc.

6.50%, 6/15/2022 (d)	2,310	2,353

6.13%, 9/1/2023 (d)	4,967	5,116

6.75%, 8/15/2024 (d)	4,161	4,494

Yum! Brands, Inc. 4.75%, 1/15/2030 (d)	1,834	1,923

Zayo Group LLC

6.00%, 4/1/2023	5,695	5,857

6.38%, 5/15/2025	7,813	8,032

		3,685,051

Total Corporate Bonds (Cost $4,465,614)		4,537,235

Collateralized Mortgage Obligations — 5.9%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 3.67%, 10/25/2028 ‡ (d) (k)	1,486	1,486

Series 2018-3A, Class M2, 4.57%, 10/25/2028 ‡ (d) (k)	1,365	1,369

Series 2019-1A, Class M2, 4.52%, 3/25/2029 ‡ (d) (k)	1,000	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

Bermuda — continued

Eagle RE Ltd.

Series 2019-1, Class M1B, 3.62%, 4/25/2029 ‡ (d) (k)	810		812

Series 2019-1, Class M2, 5.12%, 4/25/2029 ‡ (d) (k)	1,980		2,013

			6,680

United States — 5.8%

Adjustable Rate Mortgage Trust

Series 2004-2, Class 6A1, 4.25%, 2/25/2035 (k)	2,028		2,071

Series 2004-4, Class 4A1, 4.30%, 3/25/2035 (k)	3,376		3,500

Series 2005-2, Class 3A1, 4.74%, 6/25/2035 (k)	809		817

Alternative Loan Trust

Series 2004-16CB, Class 2A1, 5.00%, 8/25/2019	—	(c)	—	(c)

Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	9		9

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	13		13

Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	202		202

Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	286		281

Series 2007-25, Class 2A1, 6.00%, 11/25/2022	87		82

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	191		186

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	385		338

Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	103		106

Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	518		536

Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	23		23

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	5,452		5,549

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	354		357

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	505		514

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	942		976

Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	3,354		3,460

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	84	83

Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	10,058	10,119

Series 2005-J2, Class 1A5, 2.32%, 4/25/2035(k)	6,076	5,174

Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	4,031	4,034

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	472	483

Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	4,062	3,972

Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	2,335	2,387

Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,773	1,772

Series 2005-21CB, Class A4, 5.25%, 6/25/2035	881	868

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	3,919	3,999

Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	202	195

Series 2005-23CB, Class A15, 5.50%, 7/25/2035	2,005	2,013

Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	778	773

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,969	1,955

Series 2005-J14, Class A3, 5.50%, 12/25/2035	380	324

Series 2005-J14, Class A7, 5.50%, 12/25/2035	2,006	1,709

Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,677	1,429

Series 2005-86CB, Class A4, 5.50%, 2/25/2036	464	401

Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	180	161

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	5,749	5,868

Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	1,055	1,031

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,692	1,346

Series 2006-19CB, Class A15, 6.00%, 8/25/2036	657	574

Series 2006-25CB, Class A2, 6.00%, 10/25/2036	311	262

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	3,308	2,748

Series 2007-8CB, Class A9, 6.00%, 5/25/2037	218	186

Series 2007-19, Class 1A8, 6.00%, 8/25/2037	191	153

American Home Mortgage Investment Trust

Series 2007-2, Class 12A1, 2.09%, 3/25/2037 (k)	6,139	3,826

Series 2005-1, Class 6A, 4.06%, 6/25/2045 (k)	208	213

Angel Oak Mortgage Trust Series 2019-3, Class B1, 4.10%, 5/25/2059‡ (d) (k)	7,000	7,046

Angel Oak Mortgage Trust I LLC

Series 2018-2, Class A1, 3.67%, 7/27/2048 (d) (k)	8,825	8,918

Series 2018-3, Class A1, 3.65%, 9/25/2048 (d) (k)	6,400	6,470

Series 2019-2, Class B1, 5.02%, 3/25/2049‡ (d) (k)	4,000	4,107

Series 2019-4, Class A3, 3.30%, 7/26/2049 (d) (k)	6,089	6,133

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (d)	6,760	6,783

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (d) (k)	7,085	7,243

Series 2019-3, Class M1, 4.20%, 10/25/2048 ‡ (d) (k)	3,000	3,069

Banc of America Alternative Loan Trust

Series 2005-3, Class 2A1, 5.50%, 4/25/2020	25	25

Series 2005-12, Class 5A1, 5.25%, 1/25/2021	140	135

Series 2006-4, Class 2A1, 6.00%, 5/25/2021	6	6

Series 2005-11, Class 4A5, 5.75%, 12/25/2035	687	641

Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	757	751

Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	2,898	3,030

Series 2006-5, Class CB7, 6.00%, 6/25/2046	487	485

Banc of America Funding Trust

Series 2007-4, Class 8A1, 5.50%, 11/25/2034	58	51

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	2,174	2,065

Series 2005-7, Class 4A7, 6.00%, 11/25/2035	429	432

Series 2006-A, Class 1A1, 4.54%, 2/20/2036 (k)	971	975

Series 2006-2, Class 2A20, 5.75%, 3/25/2036	510	502

Series 2007-5, Class 4A1, 2.19%, 7/25/2037 (k)	4,162	2,776

Banc of America Mortgage Trust

Series 2004-A, Class 2A2, 4.80%, 2/25/2034 (k)	564	574

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	309	301

Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 1.98%, 2/25/2034 (k)	341	329

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 2.83%, 10/25/2034 ‡ (k)	511	96

Chase Mortgage Finance Trust

Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,381	991

Series 2006-S4, Class A5, 6.00%, 12/25/2036	1,028	773

Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	277	212

Series 2007-A2, Class 3A1, 4.85%, 7/25/2037 (k)	6,036	6,185

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 4.57%, 5/25/2023 (d) (k)	4,530	4,544

Series 2018-GT1, Class B, 5.32%, 5/25/2023 ‡ (d) (k)	795	796

CHL Mortgage Pass-Through Trust

Series 2005-20, Class A7, 5.25%, 12/25/2027	155	141

Series 2004-25, Class 2A1, 2.50%, 2/25/2035 (k)	3,283	3,204

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	2,247	2,074

Series 2005-31, Class 2A1, 3.78%, 1/25/2036 (k)	1,114	1,065

Series 2005-30, Class A5, 5.50%, 1/25/2036	231	210

Series 2006-HYB1, Class 2A2C, 3.74%, 3/20/2036 (k)	3,202	3,024

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-HYB2, Class 2A1B, 4.14%, 4/20/2036 (k)	1,220	1,137

Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	129	110

Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,674	1,315

Series 2006-15, Class A1, 6.25%, 10/25/2036	120	96

Series 2006-17, Class A2, 6.00%, 12/25/2036	464	354

Series 2006-18, Class 2A4, 6.00%, 12/25/2036	3,022	2,559

Series 2007-2, Class A2, 6.00%, 3/25/2037	177	146

Series 2007-3, Class A18, 6.00%, 4/25/2037	1,304	1,081

Series 2007-10, Class A4, 5.50%, 7/25/2037	160	126

Series 2007-13, Class A4, 6.00%, 8/25/2037	338	275

Series 2007-16, Class A1, 6.50%, 10/25/2037	3,075	2,551

Series 2007-18, Class 2A1, 6.50%, 11/25/2037	623	438

CIM Trust Series 2019-INV1, Class A2, 2.82%, 2/25/2049 (d) (k)	3,169	3,211

Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	724	708

Citigroup Mortgage Loan Trust

Series 2005-3, Class 2A2A, 4.54%, 8/25/2035 (k)	190	194

Series 2005-11, Class A2A, 4.38%, 10/25/2035 (k)	337	349

Series 2006-AR3, Class 1A1A, 4.77%, 6/25/2036 (k)	1,730	1,779

Series 2006-AR5, Class 1A5A, 4.04%, 7/25/2036 (k)	955	927

Citigroup Mortgage Loan Trust, Inc.

Series 2005-4, Class A, 4.63%, 8/25/2035 (k)	507	523

Series 2005-6, Class A1, 3.84%, 9/25/2035 (k)	630	650

Series 2006-8, Class A3, 2.17%, 10/25/2035 (d) (k)	843	624

Series 2005-9, Class 2A2, 5.50%, 11/25/2035	247	248

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Civic Mortgage LLC

Series 2018-2, Class A1, 4.35%, 11/25/2022 (d) (i)	893	894

Series 2018-2, Class A2, 5.32%, 11/25/2022 (d) (i)	313	313

COLT Mortgage Loan Trust

Series 2018-4, Class A1, 4.01%, 12/28/2048 (d) (k)	5,189	5,252

Series 2019-1, Class A1, 3.71%, 3/25/2049 (d) (k)	9,022	9,112

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 4.22%, 4/25/2031 ‡ (d) (k)	14,500	14,617

Series 2019-R01, Class 2M1, 2.67%, 7/25/2031 ‡ (d) (k)	4,054	4,057

Series 2019-R01, Class 2M2, 4.27%, 7/25/2031 ‡ (d) (k)	4,000	4,031

Series 2019-R02, Class 1M2, 4.12%, 8/25/2031 ‡ (d) (k)	13,500	13,582

Series 2019-R03, Class 1M2, 3.97%, 9/25/2031 (d) (k)	2,150	2,157

Series 2019-R04, Class 2M2, 3.92%, 6/25/2039 (d) (k)	2,500	2,507

Series 2019-R05, Class 1M2, 3.82%, 7/25/2039 (d) (k)	8,500	8,516

Series 2019-R07, Class 1M2, 3.92%, 10/25/2039 (d) (k)	12,000	12,000

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 11A1, 5.50%, 11/25/2020	720	279

Series 2003-29, Class 3A1, 5.50%, 12/25/2033	373	382

Series 2004-AR4, Class 4A1, 4.19%, 5/25/2034 (k)	2,595	2,689

Series 2004-AR4, Class 2A1, 4.40%, 5/25/2034 (k)	497	518

Series 2004-AR5, Class 6A1, 4.54%, 6/25/2034 (k)	616	639

Series 2004-4, Class 4A1, 5.50%, 8/25/2034	3,844	3,996

Series 2004-8, Class 4A3, 5.50%, 12/25/2034	134	139

Series 2005-4, Class 2A5, 2.37%, 6/25/2035 (k)	4,019	3,262

Series 2005-10, Class 5A3, 5.50%, 11/25/2035	451	430

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 4.26%, 10/25/2034(k)	1,304	1,340

CSMC Mortgage-Backed Trust

Series 2006-8, Class 5A1, 5.68%, 10/25/2026 (k)	52	52

Series 2007-2, Class 3A13, 5.50%, 3/25/2037	594	508

Series 2007-3, Class 4A5, 5.00%, 4/25/2037	118	116

Deephave Residential Mortgage Trust

Series 2019-2A, Class B1, 4.72%, 4/25/2059 ‡ (d) (k)	1,900	1,937

Series 2019-2A, Class B2, 5.79%, 4/25/2059 ‡ (d) (k)	3,100	3,148

Deephaven Residential Mortgage Trust

Series 2018-3A, Class A1, 3.79%, 8/25/2058 (d) (k)	4,920	4,957

Series 2019-1A, Class B1, 5.25%, 1/25/2059 ‡ (d) (k)	4,750	4,847

Series 2019-3A, Class B1, 4.26%, 7/25/2059 ‡ (d) (k)	3,900	3,946

Series 2019-3A, Class B2, 5.66%, 7/25/2059 ‡ (d) (k)	6,000	6,039

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 5.20%, 2/25/2020 (k)	53	53

Series 2005-2, Class 2A1, 2.12%, 3/25/2020 (k)	6	6

DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 2.11%, 8/19/2045 (k)	2,531	2,490

FHLMC STACR Series 2019-HQA3, Class M2, 3.67%, 9/25/2049 (d) (k)	5,500	5,492

FHLMC Structured Agency Credit Risk Debt Notes

Series 2016-DNA3, Class M2, 3.82%, 12/25/2028 (k)	796	798

Series 2017-DNA1, Class M2, 5.07%, 7/25/2029 (k)	3,000	3,145

Series 2017-DNA2, Class M2, 5.27%, 10/25/2029 (k)	4,000	4,247

Series 2017-DNA3, Class M2, 4.32%, 3/25/2030 (k)	6,000	6,120

Series 2018-HQA1, Class M2, 4.12%, 9/25/2030 (k)	10,500	10,577

FHLMC, REMIC

Series 4068, Class DS, IF, IO, 4.08%, 6/15/2042 (k)	5,085	819

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 4097, Class ES, IF, IO, 4.18%, 8/15/2042 (k)	7,129	1,237

Series 4103, Class SB, IF, IO, 4.13%, 9/15/2042 (k)	7,347	1,259

Series 4425, Class SA, IF, IO, 4.13%, 1/15/2045 (k)	7,484	1,241

Series 4594, Class SG, IF, IO, 4.08%, 6/15/2046 (k)	6,112	1,321

Series 4606, Class SB, IF, IO, 4.08%, 8/15/2046 (k)	10,420	2,264

Series 4614, Class SK, IF, IO, 4.08%, 9/15/2046 (k)	19,469	4,179

Series 4616, Class HS, IF, IO, 4.08%, 9/15/2046 (k)	8,431	1,544

Series 4703, Class SA, IF, IO, 4.23%, 7/15/2047 (k)	12,649	2,548

Series 4718, Class SD, IF, IO, 4.23%, 9/15/2047 (k)	7,238	1,372

Series 4768, Class SG, IF, IO, 4.28%, 3/15/2048 (k)	5,716	1,030

Series 4820, Class ES, IF, IO, 4.28%, 3/15/2048 (k)	5,442	802

Series 4834, Class SA, IF, IO, 4.23%, 10/15/2048 (k)	11,380	1,829

Series 4839, Class WS, IF, IO, 4.18%, 8/15/2056 (k)	11,793	2,679

FHLMC, STRIPS

Series 264, Class S1, IF, IO, 4.03%, 7/15/2042 (k)	4,974	818

Series 274, Class S1, IF, IO, 4.08%, 8/15/2042 (k)	6,631	1,099

Series 278, Class S1, IF, IO, 4.13%, 9/15/2042 (k)	6,527	1,071

Series 279, Class S6, IF, IO, 4.13%, 9/15/2042 (k)	4,646	755

Series 300, Class S1, IF, IO, 4.18%, 1/15/2043 (k)	5,614	954

Series 311, Class S1, IF, IO, 4.03%, 8/15/2043 (k)	3,213	628

Series 316, Class S7, IF, IO, 4.18%, 11/15/2043 (k)	5,081	849

Series 326, Class S2, IF, IO, 4.03%, 3/15/2044 (k)	6,659	1,204

Series 336, Class S1, IF, IO, 4.13%, 8/15/2044 (k)	3,987	694

Series 337, Class S1, IF, IO, 4.13%, 9/15/2044 (k)	2,906	479

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 356, Class S5, IF, IO, 4.08%, 9/15/2047 (k)	17,190	3,359

First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	183	180

FNMA, Connecticut Avenue Securities

Series 2017-C05, Class 1M2, 4.22%, 1/25/2030 (k)	3,000	3,035

Series 2017-C07, Class 2M2, 4.32%, 5/25/2030 (k)	3,100	3,138

Series 2018-C01, Class 1M2, 4.07%, 7/25/2030 (k)	8,000	8,078

Series 2018-C05, Class 1M2, 4.17%, 1/25/2031 (k)	8,000	8,079

FNMA, REMIC

Series 2011-126, Class SM, IF, IO, 4.13%, 12/25/2041 (k)	6,518	1,008

Series 2012-20, Class SL, IF, IO, 4.63%, 3/25/2042 (k)	7,472	1,315

Series 2012-35, Class SN, IF, IO, 4.63%, 4/25/2042 (k)	7,774	1,493

Series 2012-75, Class DS, IF, IO, 4.13%, 7/25/2042 (k)	7,316	1,187

Series 2012-128, Class MS, IF, IO, 4.33%, 11/25/2042 (k)	2,410	538

Series 2013-124, Class SB, IF, IO, 4.13%, 12/25/2043 (k)	6,968	1,314

Series 2013-136, Class SB, IF, IO, 4.08%, 1/25/2044 (k)	8,306	1,447

Series 2015-35, Class SA, IF, IO, 3.78%, 6/25/2045 (k)	7,521	990

Series 2015-37, Class ST, IF, IO, 3.80%, 6/25/2045 (k)	6,765	1,138

Series 2016-1, Class SJ, IF, IO, 4.33%, 2/25/2046 (k)	7,589	1,242

Series 2016-77, Class SA, IF, IO, 4.18%, 10/25/2046 (k)	6,280	1,145

Series 2017-1, Class SA, IF, IO, 4.23%, 2/25/2047 (k)	5,981	1,209

Series 2017-16, Class SM, IF, IO, 4.23%, 3/25/2047 (k)	3,918	762

Series 2017-37, Class AS, IF, IO, 4.28%, 5/25/2047 (k)	17,920	3,501

Series 2018-14, Class SA, IF, IO, 4.38%, 3/25/2048 (k)	14,173	2,417

Series 2018-15, Class JS, IF, IO, 4.38%, 3/25/2048 (k)	7,908	1,385

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2018-16, Class SN, IF, IO, 4.43%, 3/25/2048 (k)	3,621	614

Series 2018-27, Class SE, IF, IO, 4.38%, 5/25/2048 (k)	4,760	999

Series 2018-60, Class SK, IF, IO, 3.88%, 8/25/2048 (k)	6,316	932

Series 2018-73, Class SC, IF, IO, 4.38%, 10/25/2048 (k)	11,751	2,115

Series 2019-9, Class SM, IF, IO, 4.23%, 3/25/2049 (k)	8,913	1,398

Series 2019-20, Class BS, IF, IO, 4.23%, 5/25/2049 (k)	5,089	663

Fremont Home Loan Trust Series 2004-A, Class M1, 2.65%, 1/25/2034 ‡ (k)	2,852	2,855

GCAT LLC Series 2019-NQM1, Class M1, 3.85%, 2/25/2059 ‡ (d) (k)	2,500	2,517

GCAT Trust

Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 (d) (k)	10,000	10,041

Series 2019-NQM2, Class B1, 4.01%, 9/25/2059 (d) (k)	5,000	5,020

GMACM Mortgage Loan Trust

Series 2004-AR2, Class 3A, 4.67%, 8/19/2034 (k)	559	555

Series 2005-AR1, Class 3A, 4.72%, 3/18/2035 (k)	286	290

GNMA

Series 2014-25, Class HS, IF, IO, 4.25%, 2/20/2044 (k)	4,753	942

Series 2015-149, Class GS, IF, IO, 4.40%, 10/20/2045 (k)	7,295	1,436

Series 2016-111, Class SA, IF, IO, 4.25%, 8/20/2046 (k)	3,814	800

Series 2016-120, Class NS, IF, IO, 4.25%, 9/20/2046 (k)	10,200	2,150

Series 2017-11, Class AS, IF, IO, 4.25%, 1/20/2047 (k)	4,620	882

Series 2017-55, Class AS, IF, IO, 4.30%, 4/20/2047 (k)	3,822	668

Series 2017-56, Class SC, IF, IO, 4.30%, 4/20/2047 (k)	7,011	1,329

Series 2017-68, Class SA, IF, IO, 4.30%, 5/20/2047 (k)	6,358	1,327

Series 2017-67, Class ST, IF, IO, 4.35%, 5/20/2047 (k)	10,746	2,322

Series 2017-75, Class SD, IF, IO, 4.35%, 5/20/2047 (k)	3,438	560

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2017-80, Class AS, IF, IO, 4.35%, 5/20/2047 (k)	7,308	1,392

Series 2017-93, Class SE, IF, IO, 4.35%, 6/20/2047 (k)	5,073	994

Series 2017-107, Class SL, IF, IO, 4.35%, 7/20/2047 (k)	12,733	2,669

Series 2017-112, Class S, IF, IO, 4.35%, 7/20/2047 (k)	11,690	2,252

Series 2017-120, Class QS, IF, IO, 4.35%, 8/20/2047 (k)	5,952	1,093

Series 2017-134, Class SB, IF, IO, 4.35%, 9/20/2047 (k)	6,891	1,180

Series 2017-141, Class QS, IF, IO, 4.35%, 9/20/2047 (k)	14,471	2,403

Series 2017-149, Class QS, IF, IO, 4.35%, 10/20/2047 (k)	6,855	1,200

Series 2018-1, Class ST, IF, IO, 4.35%, 1/20/2048 (k)	12,103	2,575

Series 2018-11, Class SA, IF, IO, 4.35%, 1/20/2048 (k)	10,404	1,379

Series 2018-6, Class CS, IF, IO, 4.35%, 1/20/2048 (k)	3,934	883

Series 2018-36, Class SG, IF, IO, 4.35%, 3/20/2048 (k)	11,744	2,490

Series 2018-63, Class SB, IF, IO, 4.35%, 4/20/2048 (k)	2,642	543

Series 2018-64, Class GS, IF, IO, 4.35%, 5/20/2048 (k)	11,326	1,731

Series 2018-65, Class SE, IF, IO, 4.35%, 5/20/2048 (k)	11,011	2,114

Series 2018-92, Class SH, IF, IO, 4.35%, 7/20/2048 (k)	6,509	1,036

Series 2018-115, Class DS, IF, IO, 4.35%, 8/20/2048 (k)	15,415	2,908

Series 2018-126, Class CS, IF, IO, 4.35%, 9/20/2048 (k)	10,101	1,507

Series 2018-146, Class S, IF, IO, 4.30%, 10/20/2048 (k)	8,421	1,305

Series 2018-147, Class SD, IF, IO, 4.30%, 10/20/2048 (k)	18,325	3,218

Series 2018-168, Class SA, IF, IO, 4.25%, 12/20/2048 (k)	6,684	1,226

Series 2019-16, Class SB, IF, IO, 4.20%, 2/20/2049 (k)	14,087	2,433

Series 2019-22, Class SM, IF, IO, 4.20%, 2/20/2049 (k)	25,908	5,268

Series 2019-23, Class JS, IF, IO, 4.20%, 2/20/2049 (k)	11,270	1,746

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-30, Class SA, IF, IO, 4.20%, 3/20/2049 (k)	16,412	3,138

Series 2019-38, Class SN, IF, IO, 4.20%, 3/20/2049 (k)	11,798	2,521

Series 2019-41, Class CS, IF, IO, 4.20%, 3/20/2049 (k)	14,450	2,120

Series 2019-42, Class SJ, IF, IO, 4.20%, 4/20/2049 (k)	14,771	2,644

Series 2019-56, Class GS, IF, IO, 4.30%, 5/20/2049 (k)	8,005	1,376

Series 2019-70, Class SM, IF, IO, 4.25%, 6/20/2049 (k)	8,421	1,486

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (d) (k)	1,426	915

GSR Mortgage Loan Trust

Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	296	318

Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	259	258

Series 2005-AR3, Class 6A1, 4.38%, 5/25/2035 (k)	131	129

Series 2005-AR4, Class 3A5, 4.50%, 7/25/2035 (k)	2,222	2,126

Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	1,306	1,374

Series 2005-AR7, Class 6A1, 4.19%, 11/25/2035 (k)	1,270	1,305

Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	916	752

Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,484	1,217

Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	829	826

Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	427	403

HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 2.47%, 8/19/2045 (k)	294	295

Homeward Opportunities Fund I Trust

Series 2018-2, Class A1, 3.98%, 11/25/2058 (d) (k)	3,614	3,683

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (d) (k)	2,000	2,038

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (d) (k)	1,850	1,886

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Impac CMB Trust

Series 2004-5, Class 1A1, 2.54%, 10/25/2034 (k)	678	687

Series 2004-6, Class 1A2, 2.60%, 10/25/2034 (k)	1,742	1,744

Series 2004-5, Class 1M2, 2.69%, 10/25/2034 ‡ (k)	247	240

Series 2004-7, Class 1A2, 2.74%, 11/25/2034 (k)	717	714

Series 2004-9, Class 1A1, 2.58%, 1/25/2035 (k)	3,078	3,131

Series 2004-10, Class 2A, 2.46%, 3/25/2035 (k)	854	825

Series 2004-10, Class 3A1, 2.52%, 3/25/2035 (k)	2,713	2,633

Series 2005-1, Class 1A1, 2.34%, 4/25/2035 (k)	547	543

Series 2005-1, Class 1A2, 2.44%, 4/25/2035 (k)	669	662

Series 2005-2, Class 1A2, 2.44%, 4/25/2035 (k)	599	592

Series 2005-4, Class 1A1A, 2.36%, 5/25/2035 (k)	433	433

Impac Secured Assets CMN Owner Trust

Series 2003-2, Class A4, 3.75%, 8/25/2033	323	317

Impac Secured Assets Trust

Series 2007-3, Class A1B, 2.06%, 9/25/2037 (k)	3,166	2,771

Series 2007-3, Class A1C, 2.18%, 9/25/2037 (k)	5,306	4,674

IndyMac INDX Mortgage Loan Trust

Series 2005-AR3, Class 3A1, 4.13%, 4/25/2035 (k)	393	397

Series 2005-AR14, Class 2A1A, 2.12%, 7/25/2035 (k)	1,207	1,176

JP Morgan Alternative Loan Trust Series 2006-A2, Class 1A1, 2.00%, 5/25/2036 (k)	4,199	3,864

JP Morgan Mortgage Trust

Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	39	36

Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	22	23

Series 2007-S3, Class 2A3, 6.00%, 8/25/2022	31	32

Series 2004-A6, Class 1A1, 3.85%, 12/25/2034 (k)	163	164

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-A3, Class 6A6, 4.52%, 6/25/2035 (k)	503	514

Series 2007-A1, Class 2A2, 4.33%, 7/25/2035 (k)	311	323

Series 2005-A6, Class 1A2, 4.33%, 9/25/2035 (k)	444	456

Series 2005-A8, Class 1A1, 4.00%, 11/25/2035 (k)	172	161

Series 2005-A8, Class 4A1, 4.06%, 11/25/2035 (k)	2,254	2,106

Series 2006-A7, Class 2A4, 4.08%, 1/25/2037 (k)	837	818

Series 2007-S1, Class 2A17, 2.15%, 3/25/2037 (k)	5,161	2,342

Lehman Mortgage Trust Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,246	1,142

Lehman XS Trust

Series 2005-5N, Class 3A1A, 2.12%, 11/25/2035 (k)	6,145	6,139

Series 2005-7N, Class 1A1A, 2.36%, 12/25/2035 (k)	4,757	4,706

LHOME Mortgage Trust

Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (d) (i)	2,900	2,943

Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (d)	3,660	3,659

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (d) (i)	580	580

MASTR Alternative Loan Trust

Series 2006-3, Class 3A1, 5.50%, 6/25/2021	195	199

Series 2004-8, Class 1A1, 6.50%, 9/25/2034	454	488

Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,109	1,192

Series 2005-3, Class 1A1, 5.50%, 4/25/2035	360	369

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	287	233

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	731	696

Merrill Lynch Mortgage Investors Trust

Series 2005-1, Class 2A1, 4.06%, 4/25/2035 (k)	88	87

Series 2005-1, Class 2A2, 4.06%, 4/25/2035 (k)	278	278

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-1, Class 2A1, 4.20%, 2/25/2036 (k)	1,257	1,278

Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	325	273

Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (d) (k)	6,449	6,564

Morgan Stanley Mortgage Loan Trust

Series 2006-2, Class 1A, 5.25%, 2/25/2021	735	723

Series 2004-8AR, Class 4A1, 4.38%, 10/25/2034 (k)	1,035	1,076

Series 2004-9, Class 1A, 5.38%, 11/25/2034 (k)	694	746

Series 2005-4, Class 1A, 5.00%, 8/25/2035	28	28

MortgageIT Trust

Series 2005-3, Class A1, 2.42%, 8/25/2035 (k)	3,136	3,141

Series 2005-5, Class A1, 2.34%, 12/25/2035 (k)	454	454

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class A1, 3.99%, 11/25/2048 (d) (k)	6,388	6,484

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (d) (k)	7,176	7,276

Series 2019-NQM2, Class M1, 4.27%, 4/25/2049 ‡ (d) (k)	2,000	2,047

Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 ‡ (d) (k)	2,500	2,479

Series 2019-NQM4, Class B2, 5.06%, 9/25/2059 ‡ (d) (k)	4,000	3,999

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.16%, 3/25/2035 (i)	24	25

OBX Trust Series 2018-EXP1, Class 2A1B, 2.67%, 4/25/2048 (d) (k)	2,120	2,100

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 2.21%, 11/25/2035 (k)	291	293

Series 2005-5, Class 1APT, 2.10%, 12/25/2035 (k)	2,051	1,938

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 2.03%, 4/25/2036 (k)	662	637

Series 2006-1, Class 1AC1, 2.12%, 4/25/2036 (k)	2,366	2,316

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 4.80%, 5/27/2023 (d) (k)	802	806

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.79%, 5/25/2035 (k)	116	116

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (d) (i)	12,944	13,014

RALI Trust

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	4	4

Series 2005-QS2, Class A1, 5.50%, 2/25/2035	96	98

Series 2005-QA5, Class A2, 5.16%, 4/25/2035 (k)	1,768	1,747

Series 2005-QS6, Class A1, 5.00%, 5/25/2035	1,964	1,902

Series 2005-QS17, Class A3, 6.00%, 12/25/2035	1,055	1,038

Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	1,708	1,686

Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,959	1,897

Series 2006-QS17, Class A5, 6.00%, 12/25/2036	3,132	2,966

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	18	18

Series 2005-A3, Class A2, 5.50%, 4/25/2035	3,500	3,250

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	2,097	1,990

Series 2005-A14, Class A1, 5.50%, 12/25/2035	176	145

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	3,680	2,953

Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	8,788	7,420

RFMSI Trust

Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	1	1

Series 2005-SA1, Class 3A, 4.30%, 3/25/2035 (k)	121	123

Series 2005-S7, Class A6, 5.50%, 11/25/2035	129	125

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,406	2,278

Series 2006-SA4, Class 2A1, 5.24%, 11/25/2036 (k)	2,371	2,285

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Seasoned Credit Risk Transfer Trust

Series 2017-3, Class AIO, IO, 0.02%, 7/25/2056 (k)	305,141	452

Sequoia Mortgage Trust

Series 2007-3, Class 1A1, 2.05%, 7/20/2036 (k)	826	806

Series 2018-2, Class A4, 3.50%, 2/25/2048 (d) (k)	6,633	6,725

Spruce Hill Mortgage Loan Trust

Series 2019-SH1, Class A1, 3.40%, 4/29/2049 (d) (k)	3,361	3,387

Series 2019-SH1, Class A3, 3.65%, 4/29/2049 (d) (k)	4,227	4,260

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (d) (k)	5,304	5,352

Series 2019-1, Class A1, 2.94%, 6/25/2049 (d) (k)	8,397	8,425

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (d) (k)	6,250	6,278

Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 4.16%, 2/25/2035 (k)	422	433

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-35, Class B1, 5.42%, 12/25/2033 ‡ (k)	714	561

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (d) (i)	5,620	5,677

Series 2019-1, Class A1, 4.46%, 3/25/2022 (d) (i)	7,400	7,516

Series 2019-2, Class A1, 3.72%, 9/25/2022 (i)	1,970	1,976

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (d) (k)	5,955	5,993

Series 2018-3, Class A1, 4.11%, 10/25/2058 (d) (k)	4,115	4,165

Series 2019-1, Class A1, 3.84%, 2/25/2059 (d) (k)	4,980	5,042

Series 2019-2, Class B1, 4.44%, 4/25/2059 ‡ (d) (k)	1,700	1,727

Series 2019-INV2, Class M1, 3.50%, 7/25/2059 ‡ (d) (k)	2,000	2,021

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (d) (k)	2,000	2,021

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (d) (k)	1,000	1,025

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (d)	1,100	1,128

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR11, Class A, 4.21%, 10/25/2034 (k)	1,248	1,270

Series 2005-AR5, Class A6, 4.36%, 5/25/2035 (k)	3,168	3,258

Series 2005-AR7, Class A3, 4.26%, 8/25/2035 (k)	1,122	1,147

Series 2005-AR14, Class 1A3, 4.10%, 12/25/2035 (k)	1,784	1,782

Series 2005-AR14, Class 1A4, 4.10%, 12/25/2035 (k)	1,190	1,189

Series 2005-AR16, Class 1A1, 4.21%, 12/25/2035 (k)	779	781

Series 2005-AR18, Class 1A3A, 4.25%, 1/25/2036 (k)	83	85

Series 2006-AR2, Class 1A1, 4.25%, 3/25/2036 (k)	373	366

Series 2004-AR10, Class A1B, 2.24%, 7/25/2044 (k)	1,103	1,102

Series 2005-AR15, Class A1A1, 2.08%, 11/25/2045 (k)	50	49

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2006-3, Class 5A2, 5.50%, 3/25/2021	530	518

Series 2007-1, Class 2A1, 6.00%, 1/25/2022	881	835

Series 2005-1, Class 1A3, 5.50%, 3/25/2035	944	931

Series 2005-4, Class CB7, 5.50%, 6/25/2035	629	624

Series 2005-10, Class 2A5, 5.75%, 11/25/2035	3,070	3,005

Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	973	985

Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	224	212

Series 2007-1, Class 1A7, 2.42%, 2/25/2037 (k)	4,535	3,404

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-Q, Class 1A1, 4.81%, 9/25/2034 (k)	470	488

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	109

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2004-Q, Class 1A2, 4.81%, 9/25/2034 (k)	290	302

Series 2004-BB, Class A5, 4.92%, 1/25/2035 (k)	311	321

Series 2004-DD, Class 2A6, 5.00%, 1/25/2035 (k)	290	302

Series 2004-DD, Class 1A1, 5.01%, 1/25/2035 (k)	3,286	3,467

Series 2005-AR3, Class 2A1, 4.84%, 3/25/2035 (k)	334	345

Series 2005-AR2, Class 2A2, 5.12%, 3/25/2035 (k)	71	73

Series 2005-AR4, Class 2A2, 5.08%, 4/25/2035 (k)	152	154

Series 2005-AR5, Class 1A1, 5.22%, 4/25/2035 (k)	909	926

Series 2005-AR7, Class 2A1, 5.11%, 5/25/2035 (k)	18	18

Series 2005-AR11, Class 1A1, 4.75%, 6/25/2035 (k)	377	387

Series 2005-AR10, Class 1A1, 4.94%, 6/25/2035 (k)	1,409	1,430

Series 2005-AR8, Class 1A1, 4.96%, 6/25/2035 (k)	1,710	1,727

Series 2005-AR15, Class 1A6, 4.77%, 9/25/2035 (k)	309	309

Series 2005-AR16, Class 7A1, 4.53%, 10/25/2035 (k)	165	167

Series 2005-AR16, Class 6A3, 4.91%, 10/25/2035 (k)	1,050	1,078

Series 2006-AR6, Class 5A1, 4.91%, 3/25/2036 (k)	537	549

Series 2006-AR2, Class 2A1, 4.93%, 3/25/2036 (k)	930	958

Series 2006-AR2, Class 2A3, 4.93%, 3/25/2036 (k)	164	168

Series 2006-4, Class 1A9, 5.75%, 4/25/2036	177	178

Series 2006-AR19, Class A3, 4.74%, 12/25/2036 (k)	259	260

Series 2007-15, Class A1, 6.00%, 11/25/2037	351	358

		784,542

Total Collateralized Mortgage Obligations (Cost $773,496)		791,222

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — 5.1%

Cayman Islands — 0.1%

BlueMountain CLO Ltd.

Series 2015-1A, Class C, 5.75%, 4/13/2027 ‡ (d) (k)	285	283

Series 2012-2A, Class DR2, 5.04%, 11/20/2028 ‡ (d) (k)	1,500	1,398

Series 2014-2A, Class DR2, 5.07%, 10/20/2030 ‡ (d) (k)	1,675	1,518

Series 2018-3A, Class D, 5.19%, 10/25/2030 ‡ (d) (k)	1,285	1,177

Carlyle Global Market Strategies CLO Ltd. Series 2016-1A, Class CR, 4.72%, 4/20/2027 ‡ (d) (k)	1,250	1,206

CIFC Funding Ltd.

Series 2014-5A, Class BR2, 3.80%, 10/17/2031 ‡ (d) (k)	943	934

Series 2014-5A, Class DR2, 5.40%, 10/17/2031 ‡ (d) (k)	275	255

LCM 28 Ltd. Series 28A, Class B, 3.57%, 10/20/2030 ‡ (d) (k)	975	962

Voya CLO Ltd.

Series 2019-1A, Class A, 3.17%, 4/15/2029 (d) (k)	2,366	2,367

Series 2019-1A, Class D, 5.30%, 4/15/2029 ‡ (d) (k)	2,060	2,016

Series 2016-3A, Class CR, 5.25%, 10/18/2031 ‡ (d) (k)	1,050	994

		13,110

United States — 5.0%

ABFC Trust

Series 2003-OPT1, Class A1A, 2.64%, 4/25/2033 ‡ (k)	219	219

Series 2004-OPT3, Class M1, 2.57%, 9/25/2033 ‡ (k)	667	654

Series 2004-HE1, Class M1, 2.72%, 3/25/2034 ‡ (k)	1,311	1,310

Series 2005-WF1, Class M1, 2.36%, 11/25/2034 ‡ (k)	804	805

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (d)	915	922

Series 2019-1, Class A, 3.75%, 5/20/2022 (d)	582	585

Series 2019-1, Class B, 4.47%, 10/20/2022 (d)	3,145	3,211

Series 2018-1, Class C, 6.81%, 2/21/2023 (d)	715	735

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2019-1, Class C, 6.41%, 2/20/2024 (d)	2,050	2,105

Accredited Mortgage Loan Trust Series 2004-4, Class M1, 2.69%, 1/25/2035 ‡ (k)	755	758

ACE Securities Corp. Home Equity Loan Trust

Series 2003-FM1, Class M1, 3.11%, 11/25/2032 ‡ (k)	829	852

Series 2003-NC1, Class M1, 2.99%, 7/25/2033 ‡ (k)	535	533

Series 2003-HE1, Class M1, 2.80%, 11/25/2033 (k)	1,001	995

Series 2003-OP1, Class M1, 2.87%, 12/25/2033 ‡ (k)	2,992	2,980

Series 2004-OP1, Class M2, 3.40%, 4/25/2034 ‡ (k)	3,152	3,134

Series 2004-HE4, Class M2, 2.80%, 12/25/2034 ‡ (k)	1,210	1,203

Ally Auto Receivables Trust

Series 2018-3, Class A2, 2.72%, 5/17/2021	390	391

Series 2017-1, Class A3, 1.70%, 6/15/2021	350	349

Series 2017-3, Class A3, 1.74%, 9/15/2021	2,333	2,330

Series 2017-4, Class A3, 1.75%, 12/15/2021	1,323	1,322

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (d)	1,816	1,859

Series 2018-3, Class E, 5.17%, 10/15/2024 (d)	1,545	1,600

Series 2017-4, Class E, 5.02%, 12/10/2024 (d)	420	430

Series 2018-4, Class D, 4.40%, 1/13/2025 (d)	3,280	3,391

Series 2018-4, Class E, 5.38%, 1/13/2025 (d)	725	756

Series 2019-1, Class D, 3.81%, 4/14/2025 (d)	3,850	3,945

Series 2019-1, Class E, 4.84%, 4/14/2025 (d)	2,505	2,577

Series 2019-2, Class D, 3.41%, 6/12/2025 (d)	610	622

Series 2019-2, Class E, 4.29%, 6/12/2025 (d)	480	486

Series 2018-3, Class F, 6.44%, 6/12/2025 (d)	1,255	1,293

Series 2019-3, Class D, 2.89%, 9/12/2025 (d)	1,899	1,912

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2019-3, Class E, 3.80%, 9/12/2025 (d)	847	849

Series 2018-4, Class F, 6.94%, 10/13/2025 (d)	1,045	1,091

Series 2019-1, Class F, 6.06%, 12/12/2025 (d)	1,630	1,674

Series 2019-3, Class F, 5.42%, 5/12/2026 (d)	1,210	1,215

Series 2019-2, Class F, 5.81%, 6/12/2026 (d)	510	520

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	191	191

Series 2018-2, Class A2A, 2.86%, 11/18/2021	998	1,000

Series 2017-2, Class A3, 1.98%, 12/20/2021	759	758

Series 2018-3, Class A2A, 3.11%, 1/18/2022	1,875	1,881

Series 2019-1, Class A2A, 2.93%, 6/20/2022	2,110	2,118

Series 2018-2, Class A3, 3.15%, 3/20/2023	5,850	5,922

Series 2018-3, Class A3, 3.38%, 7/18/2023	2,920	2,970

Series 2019-1, Class C, 3.36%, 2/18/2025	925	954

Series 2019-1, Class D, 3.62%, 3/18/2025	1,185	1,223

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2002-AR1, Class M1, 3.09%, 9/25/2032 ‡ (k)	475	486

Series 2004-R8, Class M1, 2.78%, 9/25/2034 ‡ (k)	46	46

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2004-R1, Class A2, 2.42%, 2/25/2034 ‡ (k)	752	734

Series 2004-R1, Class M1, 2.62%, 2/25/2034 ‡ (k)	2,012	2,025

Series 2004-R1, Class M2, 2.69%, 2/25/2034 ‡ (k)	361	351

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2003-W5, Class M2, 4.37%, 10/25/2033 ‡ (k)	868	859

Series 2004-W3, Class A3, 2.64%, 2/25/2034 ‡ (k)	1,468	1,430

Series 2004-W2, Class M2, 3.70%, 4/25/2034 ‡ (k)	537	547

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	111

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2004-W2, Class M3, 3.92%, 4/25/2034 ‡ (k)	396	394

Series 2004-W6, Class M1, 2.65%, 5/25/2034 ‡ (k)	773	777

Series 2004-W7, Class M2, 2.72%, 5/25/2034 ‡ (k)	429	432

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2001-HE3, Class A1, 2.45%, 11/15/2031 (k)	1,537	1,516

Series 2003-HE3, Class M2, 4.91%, 6/15/2033 ‡ (k)	71	72

Series 2003-HE4, Class M1, 3.16%, 8/15/2033 (k)	1,305	1,313

Series 2003-HE4, Class M2, 4.69%, 8/15/2033 ‡ (k)	963	967

Series 2004-HE2, Class M2, 3.70%, 4/25/2034 ‡ (k)	1,322	1,318

Series 2004-HE7, Class M2, 3.40%, 10/25/2034 ‡ (k)	916	931

Series 2005-HE6, Class M4, 2.78%, 7/25/2035 ‡ (k)	500	502

BA Credit Card Trust Series 2017-A1, Class A1, 1.95%, 8/15/2022	1,654	1,654

Bayview Financial Acquisition Trust Series 2006-D, Class 1A5, 5.67%, 12/28/2036 ‡ (i)	267	279

Bayview Financial Mortgage Pass-Through Trust Series 2006-C, Class 1A2, 5.64%, 11/28/2036 ‡ (i)	151	152

Bear Stearns Asset-Backed Securities I Trust

Series 2004-HE6, Class M2, 3.70%, 8/25/2034 ‡ (k)	3,140	3,143

Series 2004-HE11, Class M2, 3.40%, 12/25/2034 ‡ (k)	1,120	1,132

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 2.72%, 12/25/2033 ‡ (k)	376	374

Series 2003-SD1, Class M1, 3.10%, 12/25/2033 ‡ (k)	388	380

Series 2004-HE2, Class M2, 3.62%, 3/25/2034 ‡ (k)	1,059	1,073

Series 2003-1, Class M1, 3.47%, 11/25/2042 ‡ (k)	335	320

Series 2004-SD4, Class A1, 2.72%, 8/25/2044‡ (k)	1,338	1,336

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

BMW Vehicle Lease Trust

Series 2017-2, Class A3, 2.07%, 10/20/2020	178	178

Series 2018-1, Class A3, 3.26%, 7/20/2021	1,878	1,900

Capital One Multi-Asset Execution Trust

Series 2017-A4, Class A4, 1.99%, 7/17/2023	4,671	4,677

Series 2015-A8, Class A8, 2.05%, 8/15/2023	2,122	2,126

CarMax Auto Owner Trust

Series 2016-2, Class A4, 1.68%, 9/15/2021	2,892	2,888

Series 2018-3, Class A2A, 2.88%, 10/15/2021	44	44

Series 2017-1, Class A3, 1.98%, 11/15/2021	107	107

Series 2017-2, Class A3, 1.93%, 3/15/2022	1,515	1,515

CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 3.17%, 8/25/2033 (k)	347	347

Centex Home Equity Loan Trust

Series 2004-A, Class M1, 2.42%, 1/25/2034 ‡ (k)	3,416	3,380

Series 2004-C, Class M2, 2.62%, 6/25/2034 ‡ (k)	561	561

Series 2004-D, Class MV2, 2.51%, 9/25/2034 ‡ (k)	189	188

Series 2004-D, Class MF2, 5.56%, 9/25/2034 ‡ (i)	603	623

Series 2004-D, Class MF3, 5.76%, 9/25/2034 ‡ (i)	1,640	1,711

Chase Funding Loan Acquisition Trust

Series 2004-AQ1, Class M1, 2.92%, 5/25/2034 ‡ (k)	1,116	1,108

Series 2004-OPT1, Class M2, 3.32%, 6/25/2034 ‡ (k)	758	757

Chase Funding Trust

Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (k)	214	208

Series 2003-4, Class 2M1, 2.72%, 3/25/2033‡ (k)	110	107

Series 2004-1, Class 1M1, 4.73%, 5/25/2033‡	841	914

Series 2003-4, Class 1A5, 5.14%, 5/25/2033 ‡ (i)	1,041	1,072

Series 2004-1, Class 2M1, 2.57%, 9/25/2033 ‡ (k)	330	327

Series 2003-6, Class 2A2, 2.40%, 11/25/2034 ‡ (k)	2,345	2,296

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2003-6, Class 2M1, 2.57%, 11/25/2034 ‡ (k)	1,345	1,345

Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (k)	1,803	1,922

CHEC Loan Trust

Series 2004-1, Class M1, 2.72%, 7/25/2034‡ (d) (k)	949	911

Citibank Credit Card Issuance Trust

Series 2016-A1, Class A1, 1.75%, 11/19/2021	6,440	6,439

Series 2014-A1, Class A1, 2.88%, 1/23/2023	4,788	4,849

Citifinancial Mortgage Securities, Inc.

Series 2004-1, Class AF4, 5.07%, 4/25/2034‡ (i)	3,011	3,149

Citigroup Mortgage Loan Trust, Inc.

Series 2005-OPT1, Class M4, 2.87%, 2/25/2035 ‡ (k)	210	207

Series 2005-WF2, Class AF7, 5.25%, 8/25/2035 ‡ (i)	45	44

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023‡(d)	781	786

Series 2018-A, Class C, 6.02%, 1/15/2023‡(d)	613	618

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (d)	1,600	1,617

Series 2019-A, Class C, 5.29%, 10/16/2023 (d)	2,370	2,395

Consumer Loan Underlying Bond Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 ‡ (d)	1,565	1,576

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 2.95%, 12/25/2032 ‡ (k)	486	486

Series 2004-BC1, Class M1, 2.57%, 2/25/2034 (k)	927	926

Series 2004-2, Class M1, 2.57%, 5/25/2034 ‡ (k)	4,353	4,355

Series 2004-3, Class M1, 2.57%, 6/25/2034‡ (k)	752	747

Series 2004-3, Class M2, 2.65%, 6/25/2034 ‡ (k)	419	419

Series 2004-BC4, Class M1, 2.87%, 11/25/2034 ‡ (k)	156	157

Series 2004-ECC2, Class M2, 2.80%, 12/25/2034 ‡ (k)	345	345

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-12, Class M2, 2.31%, 2/25/2036 ‡ (k)	3,000	2,999

Series 2005-AB4, Class 2A1, 2.09%, 3/25/2036 ‡ (k)	1,886	1,742

Series 2006-19, Class 2A2, 1.98%, 3/25/2037 ‡ (k)	5,658	5,629

Countrywide Partnership Trust Series 2004-EC1, Class M2, 2.77%, 1/25/2035 ‡ (k)	675	677

CPS Auto Receivables Trust Series 2019-A, Class D, 4.35%, 12/16/2024 (d)	820	852

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (d)	4,875	5,045

Credit-Based Asset Servicing & Securitization LLC

Series 2004-CB2, Class M1, 2.60%, 7/25/2033 ‡ (k)	1,155	1,139

Series 2003-CB6, Class M1, 2.87%, 12/25/2033‡ (k)	1,966	1,959

CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036‡ (k)	598	614

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M3, 2.80%, 2/25/2034‡ (k)	991	991

Series 2004-1, Class M2, 2.65%, 3/25/2034‡ (k)	552	551

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M2, 2.83%, 7/25/2034‡ (k)	1,314	1,321

Series 2004-6, Class M2, 2.80%, 10/25/2034‡ (k)	512	510

Dell Equipment Finance Trust Series 2017-2, Class A3, 2.19%, 10/24/2022 (d)	999	999

Drive Auto Receivables Trust

Series 2018-4, Class A3, 3.04%, 11/15/2021	22	22

Series 2019-4, Class A2A, 2.32%, 6/15/2022	2,333	2,335

Series 2019-3, Class C, 2.90%, 8/15/2025	2,390	2,423

Series 2018-4, Class D, 4.09%, 1/15/2026	1,920	1,972

Series 2018-5, Class D, 4.30%, 4/15/2026	1,830	1,896

Series 2019-1, Class D, 4.09%, 6/15/2026	1,685	1,743

Series 2019-3, Class D, 3.18%, 10/15/2026	2,010	2,045

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (d)	2,074	2,196

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	113

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (d)	2,620	2,708

Series 2019-1A, Class D, 3.87%, 11/15/2024 (d)	3,285	3,381

Series 2017-4A, Class E, 5.15%, 11/15/2024 (d)	1,525	1,577

Series 2018-2A, Class E, 5.54%, 6/16/2025 (d)	685	719

Series 2018-3A, Class E, 5.33%, 11/17/2025 (d)	2,732	2,855

Series 2019-1A, Class E, 4.94%, 2/17/2026 (d)	3,690	3,830

Series 2019-2A, Class E, 4.46%, 5/15/2026 (d)	4,167	4,288

Series 2019-3A, Class E, 3.85%, 8/17/2026 (d)	3,900	3,919

Exeter Automobile Receivables Trust

Series 2016-2A, Class D, 8.25%, 4/17/2023 (d)	940	989

Series 2018-4A, Class C, 3.97%, 9/15/2023 (d)	2,930	2,991

Series 2018-2A, Class D, 4.04%, 3/15/2024 (d)	550	565

Series 2018-3A, Class E, 5.43%, 8/15/2024 (d)	990	1,040

Series 2018-4A, Class D, 4.35%, 9/16/2024 (d)	1,190	1,234

Series 2019-1A, Class C, 3.82%, 12/16/2024 (d)	1,240	1,269

Series 2019-1A, Class D, 4.13%, 12/16/2024 (d)	2,320	2,407

Series 2019-2A, Class D, 3.71%, 3/17/2025 (d)	620	639

Series 2018-4A, Class E, 5.38%, 7/15/2025 (d)	1,050	1,096

Series 2019-3A, Class D, 3.11%, 8/15/2025 (d)	2,385	2,418

Series 2019-1A, Class E, 5.20%, 1/15/2026 (d)	2,900	3,036

Series 2019-2A, Class E, 4.68%, 5/15/2026 (d)	10,840	11,142

Series 2019-3A, Class E, 4.00%, 8/17/2026 (d)	833	844

FFMLT Trust Series 2005-FF11, Class M1, 2.47%, 11/25/2035‡ (k)	4,593	4,593

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Finance America Mortgage Loan Trust Series 2004-3, Class M2, 2.77%, 11/25/2034‡ (k)	157	148

First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 2.65%, 5/25/2034‡ (k)	640	638

First Franklin Mortgage Loan Trust

Series 2003-FF5, Class M1, 2.72%, 3/25/2034‡ (k)	3,423	3,442

Series 2004-FF5, Class A1, 2.54%, 8/25/2034‡ (k)	1,619	1,618

Series 2005-FF10, Class A1, 2.12%, 11/25/2035‡ (k)	7,698	7,557

Series 2006-FF8, Class IIA3, 1.97%, 7/25/2036‡ (k)	466	465

Flagship Credit Auto Trust

Series 2016-3, Class E, 6.25%, 10/15/2023 (d)	1,460	1,534

Series 2018-4, Class C, 4.11%, 10/15/2024 (d)	825	859

Ford Credit Auto Owner Trust

Series 2018-A,Class A2A, 2.59%, 2/15/2021	446	446

Series 2016-C, Class A3, 1.22%, 3/15/2021	496	496

Series 2017-A, Class A3, 1.67%, 6/15/2021	1,750	1,748

Series 2017-C, Class A3, 2.01%, 3/15/2022	1,638	1,638

FREED ABS Trust

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (d)	1,135	1,166

Series 2019-1, Class A, 3.42%, 6/18/2026 (d)	1,549	1,558

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (d)	2,320	2,359

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (d)	1,760	1,804

Fremont Home Loan Trust

Series 2003-A, Class M1, 2.80%, 8/25/2033 ‡ (k)	1,565	1,544

Series 2002-1, Class M1, 3.07%, 8/25/2033 ‡ (k)	1,612	1,627

Series 2004-B, Class M2, 2.77%, 5/25/2034 ‡ (k)	398	408

Series 2004-2, Class M2, 2.75%, 7/25/2034 (k)	384	385

Series 2004-C, Class M1, 2.80%, 8/25/2034 ‡ (k)	698	691

Series 2004-D, Class M1, 2.69%, 11/25/2034 (k)	1,789	1,800

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2004-D, Class M2, 2.72%, 11/25/2034 (k)	247	239

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (d)	780	780

Series 2019-4A, Class B, 2.78%, 9/16/2024 (d)	1,330	1,330

Series 2019-1A, Class C, 3.87%, 12/16/2024 (d)	1,485	1,524

Series 2019-4A, Class C, 3.06%, 8/15/2025 (d)	1,050	1,050

Series 2019-1A, Class D, 4.94%, 12/15/2025 (d)	540	563

Series 2019-2A, Class D, 4.52%, 2/17/2026 (d)	1,000	1,023

GLS Auto Receivables Trust

Series 2018-3A, Class C, 4.18%, 7/15/2024 (d)	820	847

Series 2018-3A, Class D, 5.34%, 8/15/2025 (d)	860	907

GM Financial Automobile Leasing Trust

Series 2017-2, Class A3, 2.02%, 9/21/2020	881	881

Series 2018-3, Class A3, 3.18%, 6/21/2021	3,399	3,423

Series 2019-4, Class A2A, 1.84%, 11/16/2022	4,678	4,675

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (d)	1,121	1,120

GM Financial Consumer Automobile Receivables Trust

Series 2018-3, Class A2A, 2.74%, 7/16/2021	818	819

Series 2019-2, Class A2A, 2.66%, 6/16/2022	3,886	3,898

GSAA Home Equity Trust Series 2005-6, Class A3, 2.19%, 6/25/2035 ‡ (k)	182	182

GSAMP Trust

Series 2003-SEA, Class A1, 2.22%, 2/25/2033 ‡ (k)	919	914

Series 2003-HE1, Class M1, 3.09%, 6/20/2033 ‡ (k)	1,609	1,624

Series 2005-NC1, Class M1, 2.50%, 2/25/2035 ‡ (k)	1,133	1,138

Series 2005-HE3, Class M2, 2.83%, 6/25/2035 ‡ (k)	50	50

Series 2006-FM1, Class A2C, 1.98%, 4/25/2036 ‡ (k)	2,806	2,071

Series 2006-HE4, Class A2C, 1.97%, 6/25/2036 ‡ (k)	806	803

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2007-SEA1, Class A, 2.12%, 12/25/2036 ‡ (d) (k)	5,184	5,018

Series 2006-HE3, Class A2C, 1.98%, 5/25/2046 (k)	3,616	3,579

Home Equity Asset Trust

Series 2002-5, Class M1, 3.52%, 5/25/2033 ‡ (k)	2,721	2,730

Series 2003-3, Class M1, 3.11%, 8/25/2033 ‡ (k)	671	672

Series 2004-6, Class M2, 2.72%, 12/25/2034 ‡ (k)	443	441

Home Equity Mortgage Loan Asset-Backed Trust

Series 2004-B, Class M2, 2.95%, 11/25/2034 ‡ (k)	390	392

Series 2004-C, Class M1, 2.66%, 3/25/2035 ‡ (k)	6,663	6,675

Series 2004-C, Class M2, 2.72%, 3/25/2035 ‡ (k)	756	759

Honda Auto Receivables Owner Trust

Series 2018-3, Class A2, 2.67%, 12/22/2020	1,494	1,496

Series 2017-1, Class A3, 1.72%, 7/21/2021	1,965	1,963

Series 2017-2, Class A3, 1.68%, 8/16/2021	2,298	2,296

Hyundai Auto Lease Securitization Trust Series 2017-B, Class A3, 1.97%, 7/15/2020 (d)	596	596

Hyundai Auto Receivables Trust

Series 2016-B, Class A3, 1.29%, 4/15/2021	264	263

Series 2019-B, Class A2, 1.93%, 7/15/2022	1,298	1,298

John Deere Owner Trust Series 2019-A, Class A2, 2.85%, 12/15/2021	2,338	2,347

Lendmark Funding Trust

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (d)	655	656

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (d)	1,110	1,143

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 2.38%, 7/25/2031 ‡ (k)	390	391

Series 2002-5, Class M1, 3.07%, 11/25/2032 ‡ (k)	2,007	2,008

Series 2003-4, Class M1, 2.84%, 8/25/2033 ‡ (k)	160	159

Series 2004-3, Class M2, 2.72%, 7/25/2034 ‡ (k)	669	663

Series 2004-3, Class M4, 3.44%, 7/25/2034 ‡ (k)	436	436

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	115

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2004-3, Class M6, 3.96%, 7/25/2034 ‡ (k)	469	466

Series 2004-4, Class M1, 2.72%, 10/25/2034 ‡ (k)	1,250	1,252

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (d)	2,050	2,099

MASTR Asset-Backed Securities Trust

Series 2003-OPT1, Class M3, 5.95%, 12/25/2032 ‡ (k)	2,312	2,372

Series 2004-OPT2, Class M1, 2.72%, 9/25/2034 ‡ (k)	427	418

Series 2004-OPT2, Class M2, 2.80%, 9/25/2034 ‡ (k)	723	715

Series 2005-NC1, Class M2, 2.57%, 12/25/2034 ‡ (k)	627	624

Series 2005-NC1, Class M4, 2.96%, 12/25/2034 ‡ (k)	787	797

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (d)	2,773	2,888

Mercedes-Benz Auto Lease Trust Series 2018-B, Class A2, 3.04%, 12/15/2020	1,452	1,455

Mercedes-Benz Auto Receivables Trust

Series 2018-1, Class A2A, 2.71%, 4/15/2021	166	166

Series 2019-1, Class A2A, 2.04%, 6/15/2022	5,553	5,558

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 2.80%, 7/25/2034 (k)	349	343

Series 2004-WMC5, Class M5, 3.55%, 7/25/2035 ‡ (k)	30	30

Series 2004-HE2, Class M1, 3.02%, 8/25/2035 ‡ (k)	190	192

Series 2005-FM1, Class M1, 2.54%, 5/25/2036 (k)	1,278	1,266

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (d) (i)	5,719	5,772

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (d) (i)	13,293	13,378

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (d) (i)	10,811	10,824

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC10, Class M1, 2.84%, 10/25/2033 ‡ (k)	654	651

Series 2004-HE1, Class M1, 2.68%, 1/25/2034 ‡ (k)	2,194	2,174

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2004-NC3, Class M1, 2.62%, 3/25/2034 ‡ (k)	1,975	1,961

Series 2004-HE3, Class M1, 2.68%, 3/25/2034 ‡ (k)	2,802	2,757

Series 2004-HE2, Class M2, 3.62%, 3/25/2034 ‡ (k)	160	149

Series 2004-HE3, Class M2, 3.70%, 3/25/2034 ‡ (k)	737	719

Series 2004-HE2, Class M3, 4.00%, 3/25/2034 ‡ (k)	1,033	710

Series 2004-NC5, Class M1, 2.72%, 5/25/2034 ‡ (k)	4,023	3,984

Series 2004-WMC2, Class M1, 2.74%, 7/25/2034 ‡ (k)	1,495	1,501

Series 2004-WMC2, Class M2, 3.62%, 7/25/2034 ‡ (k)	414	415

Series 2004-NC6, Class M2, 3.70%, 7/25/2034 ‡ (k)	499	494

Series 2004-HE6, Class M1, 2.65%, 8/25/2034 ‡ (k)	571	570

Series 2004-HE6, Class M2, 2.72%, 8/25/2034 ‡ (k)	932	927

Series 2004-HE7, Class M2, 2.77%, 8/25/2034 ‡ (k)	239	242

Series 2004-HE6, Class M3, 2.80%, 8/25/2034 ‡ (k)	639	639

Series 2004-HE7, Class M3, 2.84%, 8/25/2034 ‡ (k)	62	62

Series 2004-HE8, Class M1, 2.78%, 9/25/2034 ‡ (k)	2,010	2,018

Series 2004-HE8, Class M2, 2.84%, 9/25/2034 ‡ (k)	327	327

Series 2004-NC8, Class M3, 2.93%, 9/25/2034 ‡ (k)	500	496

Series 2004-HE8, Class M3, 2.95%, 9/25/2034 ‡ (k)	575	575

Series 2005-HE1, Class M2, 2.53%, 12/25/2034 ‡ (k)	360	343

Series 2005-HE1, Class M3, 2.60%, 12/25/2034 ‡ (k)	984	954

Series 2005-NC1, Class M3, 2.59%, 1/25/2035 ‡ (k)	263	261

Series 2004-WMC3, Class M2, 2.62%, 1/25/2035 ‡ (k)	2,778	2,763

Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 1.97%, 2/25/2037 ‡ (k)	3,790	1,689

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

New Century Home Equity Loan Trust

Series 2003-3, Class M1, 3.01%, 7/25/2033 ‡ (k)	75	75

Series 2003-B, Class M2, 4.30%, 11/25/2033 ‡ (k)	535	538

Series 2004-1, Class M1, 2.71%, 5/25/2034 ‡ (k)	2,165	2,173

Series 2004-2, Class M2, 2.75%, 8/25/2034 ‡ (k)	163	163

Series 2004-2, Class M4, 3.62%, 8/25/2034 ‡ (k)	760	761

Series 2004-2, Class M6, 4.07%, 8/25/2034 ‡ (k)	648	653

Series 2004-3, Class M2, 2.80%, 11/25/2034 ‡ (k)	428	430

Series 2004-3, Class M3, 2.89%, 11/25/2034 ‡ (k)	332	331

Series 2004-4, Class M1, 2.59%, 2/25/2035 ‡ (k)	3,731	3,704

Series 2004-4, Class M2, 2.62%, 2/25/2035 ‡ (k)	416	416

Series 2005-1, Class M3, 2.60%, 3/25/2035 ‡ (k)	292	289

Series 2006-2, Class A2B, 1.98%, 8/25/2036 ‡ (k)	1,732	1,670

New Residential Mortgage LLC

Series 2018-FNT1, Class D, 4.69%, 5/25/2023 ‡ (d)	876	889

Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (d)	717	727

Nissan Auto Receivables Owner Trust

Series 2016-B, Class A3, 1.32%, 1/15/2021	44	44

Series 2017-A, Class A3, 1.74%, 8/16/2021	1,913	1,911

Series 2019-B, Class A2, 2.56%, 3/15/2022	4,543	4,561

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 4.60%, 9/25/2033 ‡ (k)	1,191	1,192

Series 2004-2, Class M4, 3.62%, 9/25/2034 ‡ (k)	2,092	2,056

Oak Hill Advisors Residential Loan Trust

Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 ‡ (d) (i)	149	149

Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (d) (i)	280	280

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (d)	250	252

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (d)	397	397

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (d)	915	967

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (d)	990	1,020

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-5, Class A2, 2.46%, 8/25/2033 ‡ (k)	393	389

Series 2003-5, Class M2, 4.15%, 8/25/2033 ‡ (k)	182	189

Option One Mortgage Loan Trust

Series 2002-3, Class A1, 2.32%, 8/25/2032 ‡ (k)	3,145	3,116

Series 2002-3, Class A2, 2.36%, 8/25/2032 ‡ (k)	599	593

Series 2004-3, Class M2, 2.68%, 11/25/2034 ‡ (k)	535	539

People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 3.55%, 10/25/2034 ‡ (k)	1,910	1,938

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.17%, 4/25/2023 (d) (k)	2,878	2,845

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 4.67%, 2/25/2023 (d) (k)	3,715	3,738

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (d)	780	803

Series 2018-1A, Class D, 4.14%, 10/15/2024 (d)	865	901

Series 2018-1A, Class E, 5.03%, 1/15/2026 (d)	635	661

Pretium Mortgage Credit Partners I LLC

Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 (d) (i)	4,295	4,317

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (d) (i)	5,500	5,517

Series 2019-NPL3, Class A2, 4.58%, 7/27/2059 ‡ (d) (i)	2,500	2,501

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 ‡ (d) (i)	7,556	7,620

Series 2019-NPL1, Class A2, 5.93%, 7/25/2060 ‡ (d) (i)	5,000	5,047

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	117

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

PRPM LLC

Series 2017-2A, Class A1, 3.47%, 9/25/2022 ‡ (d) (i)	1,231	1,233

Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (d) (i)	8,708	8,743

Series 2019-2A, Class A2, 5.44%, 4/25/2024 ‡ (d) (i)	3,250	3,286

Series 2019-3A, Class A1, 3.35%, 7/25/2024 ‡ (d) (i)	4,826	4,835

RAMP Trust

Series 2002-RS2, Class AI5, 5.90%, 3/25/2032 ‡ (k)	417	436

Series 2006-RZ3, Class M1, 2.17%, 8/25/2036 ‡ (k)	5,500	5,364

RASC Trust

Series 2001-KS3, Class AII, 2.28%, 9/25/2031 ‡ (k)	363	360

Series 2005-EMX1, Class M1, 2.47%, 3/25/2035 ‡ (k)	1,839	1,841

Series 2005-KS2, Class M1, 2.47%, 3/25/2035 ‡ (k)	866	867

Renaissance Home Equity Loan Trust

Series 2002-3, Class M1, 3.32%, 12/25/2032 ‡ (k)	819	827

Series 2003-1, Class M1, 3.32%, 6/25/2033 ‡ (k)	315	314

Series 2003-4, Class M1, 2.67%, 3/25/2034 ‡ (k)	1,556	1,549

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (i)	837	855

Series 2004-1, Class M1, 2.69%, 5/25/2034 ‡ (k)	354	346

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (i)	163	170

Series 2005-2, Class AV3, 2.19%, 8/25/2035 ‡ (k)	903	883

Santander Drive Auto Receivables Trust

Series 2018-5, Class A2A, 2.97%, 7/15/2021	159	159

Series 2019-1, Class C, 3.42%, 4/15/2025	2,123	2,169

Series 2019-1, Class D, 3.65%, 4/15/2025	4,025	4,124

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (d)	1,576	1,607

Series 2018-A, Class F, 6.80%, 9/15/2025 (d)	2,388	2,454

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 3.40%, 8/25/2034 ‡ (k)	668		670

Saxon Asset Securities Trust

Series 2003-3, Class M1, 2.80%, 12/25/2033 ‡ (k)	3,851		3,749

Series 2004-2, Class MV2, 3.62%, 8/25/2035 ‡ (k)	979		986

Series 2004-2, Class AF3, 4.19%, 8/25/2035 ‡ (k)	50		52

Series 2005-2, Class M2, 2.48%, 10/25/2035 (k)	3,138		3,081

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M1, 2.60%, 2/25/2034 ‡ (k)	1,859		1,859

Series 2004-OP1, Class M2, 3.47%, 2/25/2034 ‡ (k)	532		532

Series 2004-OP2, Class M1, 2.80%, 8/25/2034 ‡ (k)	2,543		2,536

Series 2005-OP1, Class M2, 2.50%, 1/25/2035 ‡ (k)	954		945

Series 2005-FR2, Class M2, 2.80%, 3/25/2035 ‡ (k)	610		611

Specialty Underwriting & Residential Finance Trust

Series 2004-BC1, Class M2, 3.43%, 2/25/2035 ‡ (k)	604		605

Series 2004-BC3, Class M1, 2.75%, 7/25/2035 ‡ (k)	886		886

Stanwich Mortgage Loan Trust Series 2018-NPB2, Class A1, 4.50%, 10/18/2023 ‡ (d) (i)	6,152		6,194

Structured Asset Investment Loan Trust

Series 2003-BC6, Class M1, 2.95%, 7/25/2033 ‡ (k)	538		539

Series 2003-BC7, Class M1, 2.95%, 7/25/2033 ‡ (k)	179		179

Series 2003-BC11, Class M2, 4.37%, 10/25/2033 ‡ (k)	37		42

Series 2003-BC12, Class M1, 2.80%, 11/25/2033 ‡ (k)	251		244

Series 2004-1, Class M1, 2.80%, 2/25/2034 ‡ (k)	37		35

Series 2004-1, Class M2, 4.52%, 2/25/2034 ‡ (k)	—	(c)	–	(c)

Series 2004-5, Class M3, 2.75%, 5/25/2034 ‡ (k)	135		134

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2004-6, Class M1, 2.72%, 7/25/2034 ‡ (k)	1,242	1,235

Series 2004-7, Class M1, 2.87%, 8/25/2034 ‡ (k)	1,029	1,027

Series 2004-8, Class M2, 2.75%, 9/25/2034 ‡ (k)	401	399

Series 2004-BNC1, Class A5, 3.06%, 9/25/2034 ‡ (k)	182	183

Series 2005-HE2, Class M1, 2.54%, 7/25/2035 ‡ (k)	468	469

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC4, Class A4, 1.99%, 12/25/2036 ‡ (k)	3,417	3,319

Series 2006-BC6, Class A4, 1.99%, 1/25/2037 (k)	6,976	6,885

Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	2,461	2,393

Toyota Auto Receivables Owner Trust

Series 2018-C, Class A2A, 2.77%, 8/16/2021	3,077	3,086

Series 2017-D, Class A3, 1.93%, 1/18/2022	785	784

Series 2019-B, Class A2A, 2.59%, 2/15/2022	3,201	3,214

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (d)	872	876

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (d)	336	337

Vericrest Opportunity Loan Trust

Series 2019 NPL2, Class A1, 3.97%, 2/25/2049‡ (d) (i)	13,248	13,289

Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (d) (i)	1,947	1,957

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (d) (i)	9,000	9,095

Series 2019-NPL4, Class A2, 5.44%, 8/25/2049 ‡ (d) (i)	540	542

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 (d) (i)	15,227	15,213

Verizon Owner Trust

Series 2017-2A, Class A, 1.92%, 12/20/2021 (d)	4,804	4,802

Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (d)	5,166	5,204

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (d) (i)	3,533	3,536

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (d) (i)	1,412	1,415

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (d) (i)	12,404	12,495

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M4, 3.62%, 12/25/2033 (k)	1,212	1,190

Series 2004-2, Class M1, 2.72%, 10/25/2034 ‡ (k)	662	657

Series 2004-2, Class M5, 3.70%, 10/25/2034 ‡ (k)	584	556

Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (d) (k)	290	271

Series 2004-2, Class M8A, 6.32%, 10/25/2034 ‡ (d) (k)	290	266

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates

Series 2004-1, Class M2, 2.45%, 4/25/2034 ‡ (k)	313	307

Series 2004-1, Class M4, 2.97%, 4/25/2034 ‡ (k)	630	583

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (d)	3,040	3,085

Series 2019-1A, Class D, 3.67%,3/15/2024 (d)	2,765	2,817

Series 2019-2A, Class C, 2.84%, 7/15/2024 (d)	1,700	1,716

Series 2019-1A, Class E, 4.49%, 7/15/2024 (d)	2,865	2,934

Series 2019-2A, Class D, 3.20%, 11/15/2024 (d)	760	772

Series 2018-3A, Class F, 6.02%, 2/18/2025 (d)	3,605	3,725

Series 2019-2A, Class E, 4.02%, 4/15/2025 (d)	920	928

Series 2019-1A, Class F, 5.67%, 2/17/2026 (d)	1,769	1,817

Series 2019-2A, Class F, 5.00%, 3/16/2026 (d)	1,880	1,897

		674,408

TOTAL ASSET-BACKED SECURITIES (Cost $665,818)		687,518

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	119

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — 4.2%

United States — 4.2%

FHLMC Gold Pools, 30 Year

Pool # G67700, 3.50%, 8/1/2046	20,630	21,789

Pool # G60852, 4.00%, 8/1/2046	12,491	13,388

Pool # G67702, 4.00%, 1/1/2047	5,086	5,451

Pool # G61096, 3.50%, 2/1/2047	26,684	28,073

Pool # G67703, 3.50%, 4/1/2047	8,457	8,932

Pool # G67704, 4.00%, 8/1/2047	1,347	1,465

Pool # G67705, 4.00%, 10/1/2047	4,704	5,042

Pool # Q52307, 3.50%, 11/1/2047	5,092	5,376

Pool # G67706, 3.50%, 12/1/2047	13,532	14,291

Pool # G67708, 3.50%, 3/1/2048	42,896	45,051

Pool # G67714, 4.00%, 7/1/2048	8,370	8,918

FHLMC UMBS

Pool # SD0011, 3.50%, 7/1/2049	54,687	57,569

FNMA, Other

Pool # AN5676, 3.25%, 6/1/2029	1,691	1,831

Pool # AN6368, 3.09%, 9/1/2029	1,700	1,821

Pool # AN7845, 3.08%, 12/1/2029	6,650	7,125

Pool # AN8281, 3.19%, 2/1/2030	2,560	2,748

Pool # AN8572, 3.55%, 4/1/2030	2,710	2,994

Pool # AN9116, 3.61%, 5/1/2030	1,930	2,154

Pool # AN6122, 3.06%, 8/1/2032	4,820	5,112

Pool # BM3226, 3.44%, 10/1/2032	2,390	2,628

Pool # AN7633, 3.13%, 12/1/2032	1,880	2,019

Pool # AN8095, 3.24%, 1/1/2033	4,010	4,320

FNMA UMBS, 20 Year

Pool # BM3100, 4.00%, 11/1/2037	4,412	4,698

Pool # BM3569, 3.50%, 2/1/2038	11,193	11,707

Pool # CA1231, 3.50%, 2/1/2038	633	659

Pool # BM3791, 3.50%, 4/1/2038	9,532	9,921

FNMA UMBS, 30 Year

Pool # AS4085, 4.00%, 12/1/2044	1,411	1,512

Pool # BM1909, 4.00%, 2/1/2045	8,105	8,727

Pool # MA2670, 3.00%, 7/1/2046	7,069	7,264

Pool # AS8295, 3.00%, 11/1/2046	6,141	6,339

Pool # AS8650, 3.00%, 1/1/2047	13,258	13,603

Pool # MA2863, 3.00%, 1/1/2047	22,813	23,394

Pool # AS8684, 3.50%, 1/1/2047	2,578	2,710

Pool # AL9859, 3.00%, 3/1/2047	6,365	6,534

Pool # AS9313, 4.00%, 3/1/2047	7,651	8,171

Pool # AS9403, 3.50%, 4/1/2047	628	669

Pool # FM1504, 3.50%, 6/1/2047	6,716	7,086

Pool # AS9960, 4.00%, 7/1/2047	2,448	2,636

Pool # BH9923, 3.50%, 9/1/2047	10,545	10,931

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Pool # BM4028, 3.50%, 10/1/2047	3,497	3,690

Pool # BM3141, 3.50%, 11/1/2047	2,797	2,965

Pool # BM3357, 3.50%, 11/1/2047	13,919	14,653

Pool # BH7061, 3.50%, 12/1/2047	16,848	17,663

Pool # BM3778, 3.50%, 12/1/2047	23,457	24,754

Pool # CA0906, 3.50%, 12/1/2047	26,579	28,042

Pool # BH9215, 3.50%, 1/1/2048	6,242	6,467

Pool # CA0995, 3.50%, 1/1/2048	6,093	6,428

Pool # BJ0645, 3.50%, 3/1/2048	18,919	19,954

Pool # BM3788, 3.50%, 3/1/2048	47,840	50,461

Pool # BM5483, 3.50%, 4/1/2048	4,092	4,238

Pool # BM5897, 3.50%, 5/1/2048	4,309	4,462

Pool # MA3803, 3.50%, 10/1/2049	2,788	2,868

Total Mortgage-Backed Securities (Cost $537,056)		561,303

Commercial Mortgage-Backed Securities — 2.5%

Cayman Islands — 0.0%(b)

GPMT Ltd. Series 2018-FL1, Class B, 3.40%, 11/21/2035 ‡ (d)(k)	3,000	2,992

United States — 2.5%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (d)	655	607

BANK

Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (d)	1,100	1,022

Series 2019-BN16, Class E, 3.00%, 2/15/2052 ‡ (d)	1,740	1,455

Series 2019-BN17, Class E, 3.00%, 4/15/2052 ‡ (d)	1,750	1,484

Series 2019-BN19, Class D, 3.00%, 8/15/2061 ‡ (d)	4,750	4,342

Series 2019-BN20, Class E, 2.50%, 9/15/2061 ‡ (d)	615	507

Series 2019-BN18, Class D, 3.00%, 5/15/2062 ‡ (d)	1,500	1,385

Series 2019-BN18, Class E, 3.00%, 5/15/2062 ‡ (d)	792	686

Series 2019-BN22, Class E, 2.50%, 11/15/2062 (d) (l)	1,200	974

Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 ‡ (d)	2,641	2,461

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (d)	975	863

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 3.61%, 11/15/2035 ‡ (d) (k)	510	512

Series 2018-BIOA, Class D, 3.23%, 3/15/2037 ‡ (d) (k)	6,000	6,015

BX Trust

Series 2018-MCSF, Class B, 2.72%, 4/15/2035 ‡ (d) (k)	1,500	1,495

Series 2018-MCSF, Class C, 2.92%, 4/15/2035 ‡ (d) (k)	1,000	996

BXMT Ltd.

Series 2017-FL1, Class B, 3.38%, 6/15/2035 ‡ (d) (k)	3,000	3,000

Series 2017-FL1, Class C, 3.83%, 6/15/2035 ‡ (d) (k)	1,500	1,495

Series 2017-FL1, Class D, 4.58%, 6/15/2035 ‡ (d) (k)	3,000	3,000

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 4.07%, 12/15/2037 ‡ (d) (k)	2,690	2,713

Series 2019-LIFE, Class G, 5.17%, 12/15/2037 ‡ (d) (k)	2,420	2,446

CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (d)	331	296

CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.22%, 11/10/2049 ‡ (d) (k)	1,000	976

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (d) (k)	2,500	2,662

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (d)	2,750	2,849

Series 2015-P1, Class D, 3.23%, 9/15/2048 (d)	2,500	2,341

Series 2016-C1, Class D, 4.95%, 5/10/2049 ‡ (d) (k)	2,225	2,312

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (d)	1,325	1,226

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (k)	910	979

Commercial Mortgage Trust

Series 2014-CR15, Class C, 4.75%, 2/10/2047 ‡ (k)	3,375	3,656

Series 2014-CR19, Class D, 4.75%, 8/10/2047 ‡ (d) (k)	1,250	1,253

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (d)	3,100	2,751

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2014-CR20, Class D, 3.22%, 11/10/2047 (d)	3,000	2,839

Series 2015-CR23, Class CMC, 3.68%, 5/10/2048 ‡ (d) (k)	6,400	6,415

Series 2015-CR23, Class CME, 3.68%, 5/10/2048 ‡ (d) (k)	4,036	4,036

Series 2015-LC21, Class D, 4.30%, 7/10/2048 ‡ (k)	900	902

Series 2016-CR28, Class D, 3.90%, 2/10/2049 ‡ (k)	2,350	2,435

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	33	32

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 3.51%, 5/15/2036 ‡ (d) (k)	4,500	4,514

CSAIL Commercial Mortgage Trust

Series 2019-C15, Class C, 4.98%, 3/15/2052 ‡ (k)	3,835	4,325

Series 2019-C16, Class C, 4.24%, 6/15/2052 ‡ (k)	2,700	2,862

DBGS Mortgage Trust

Series 2018-5BP, Class D, 3.26%, 6/15/2033 ‡ (d) (k)	7,000	7,000

Series 2018-BIOD, Class C, 2.86%, 5/15/2035 ‡ (d) (k)	3,016	2,998

Series 2018-BIOD, Class D, 3.21%, 5/15/2035 ‡ (d) (k)	6,033	6,027

Series 2019-1735, Class E, 4.19%, 4/10/2037 ‡ (d) (k)	1,785	1,840

FHLMC, Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.30%, 7/25/2023 (k)	109,950	1,151

Series KC03, Class X1, IO, 0.49%, 11/25/2024 (k)	65,000	1,491

Series K734, Class X3, IO, 2.17%, 7/25/2026 (k)	13,025	1,592

Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	15,000	1,005

Series K082, Class X3, IO, 2.21%, 10/25/2028 (k)	11,750	1,916

Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	6,000	992

Series K087, Class A2, 3.77%, 12/25/2028	6,000	6,726

Series KL05, Class A2HG, 2.65%, 2/25/2029 (k)	3,750	3,902

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	121

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K094, Class X1, IO, 0.88%, 6/25/2029 (k)	39,356	2,865

Series K092, Class X3, IO, 2.25%, 7/25/2029 (k)	21,150	3,723

Series K723, Class X3, IO, 1.92%, 10/25/2034 (k)	6,552	447

Series K716, Class X3, IO, 1.79%, 8/25/2042 (k)	15,656	454

Series K040, Class X3, IO, 2.04%, 11/25/2042 (k)	21,000	1,922

Series K054, Class X3, IO, 1.60%, 4/25/2043 (k)	17,000	1,493

Series K067, Class X3, IO, 2.11%, 9/25/2044 (k)	34,106	4,832

Series K727, Class X3, IO, 2.00%, 10/25/2044 (k)	33,818	2,977

Series K068, Class X3, IO, 2.06%, 10/25/2044 (k)	11,050	1,520

Series K059, Class X3, IO, 1.92%, 11/25/2044 (k)	24,693	2,871

Series K729, Class X3, IO, 1.97%, 11/25/2044 (k)	37,637	3,352

Series K728, Class X3, IO, 1.95%, 11/25/2045 (k)	8,120	686

Series K071, Class X3, IO, 2.01%, 11/25/2045 (k)	5,000	691

Series K090, Class X3, IO, 2.31%, 2/25/2047 (k)	1,750	319

Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	11,130	2,002

Series K094, Class X3, IO, 2.12%, 7/25/2047 (k)	14,206	2,381

Series K087, Class X3, IO, 2.32%, 1/25/2051 (k)	18,300	3,166

FNMA ACES

Series 2019-M21, Class X2, IO, 1.47%, 2/25/2031 (k)	6,560	748

Series 2019-M4, Class A2, 3.61%, 2/25/2031	15,070	16,730

Series 2016-M4, Class X2, IO, 2.65%, 1/25/2039 (k)	17,807	1,445

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.37%, 5/25/2022 (d) (k)	111	113

Series 2015-KF10, Class B, 8.12%, 7/25/2022 (d) (k)	405	424

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2017-KF31, Class B, 4.92%, 4/25/2024 (d) (k)	1,962	1,984

Series 2017-KF32, Class B, 4.57%, 5/25/2024 (d) (k)	2,890	2,924

Series 2017-KF38, Class B, 4.52%, 9/25/2024 (d) (k)	1,676	1,685

Series 2018-K731, Class C, 3.93%, 2/25/2025 (d) (k)	2,000	2,058

Series 2018-KF47, Class B, 4.02%, 5/25/2025 (d) (k)	6,649	6,611

Series 2018-KF49, Class B, 3.92%, 6/25/2025 (d) (k)	578	572

Series 2019-KF58, Class B, 4.17%, 1/25/2026 (d) (k)	2,681	2,700

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (d) (k)	2,304	2,401

Series 2019-KF62, Class B, 4.07%, 4/25/2026 (d) (k)	2,310	2,310

Series 2019-K736, Class C, 3.76%, 7/25/2026 (d) (k)	475	484

Series 2017-KF33, Class B, 4.57%, 6/25/2027 (d) (k)	816	827

Series 2017-KF40, Class B, 4.72%, 11/25/2027 (d) (k)	2,160	2,181

Series 2018-KF43, Class B, 4.17%, 1/25/2028 (d) (k)	3,552	3,550

Series 2018-KF50, Class B, 3.92%, 7/25/2028 (d) (k)	819	816

Series 2018-K82, Class B, 4.13%, 9/25/2028 (d) (k)	1,460	1,577

Series 2019-KF59, Class B, 4.37%, 2/25/2029 (d) (k)	4,000	4,030

Series 2019-KF63, Class B, 4.37%, 5/25/2029 (d) (k)	4,710	4,722

Series 2017-K67, Class C, 3.94%, 9/25/2049 (d) (k)	730	760

Series 2017-K729, Class B, 3.67%, 11/25/2049 (d) (k)	1,400	1,455

Series 2017-K65, Class B, 4.07%, 7/25/2050 (d) (k)	5,365	5,738

Series 2017-K71, Class B, 3.75%, 11/25/2050 (d) (k)	1,280	1,347

Series 2019-K87, Class B, 4.32%, 1/25/2051 (d) (k)	3,600	3,959

Series 2019-K87, Class C, 4.32%, 1/25/2051 (d) (k)	2,000	2,136

Series 2018-K75, Class B, 3.98%, 4/25/2051 (d) (k)	1,235	1,316

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2019-K88, Class C, 4.38%, 2/25/2052 (d) (k)	3,750	4,028

Series 2019-K94, Class C, 3.97%, 7/25/2052 (d) (k)	2,000	2,081

GNMA

Series 2012-44, IO, 0.40%, 3/16/2049 (k)	13,825	156

Series 2015-86, IO, 0.75%, 5/16/2052 (k)	26,788	1,250

Series 2013-7, IO, 0.35%, 5/16/2053 (k)	72,438	1,618

Series 2012-89, IO, 0.72%, 12/16/2053 (k)	15,334	372

Series 2014-186, IO, 0.76%, 8/16/2054 (k)	29,631	1,328

Series 2013-178, IO, 0.65%, 6/16/2055 (k)	6,366	183

Series 2015-33, IO, 0.74%, 2/16/2056 (k)	17,091	805

Series 2015-59, IO, 1.01%, 6/16/2056 (k)	7,145	392

Series 2015-172, IO, 0.84%, 3/16/2057 (k)	6,220	320

Series 2016-40, IO, 0.72%, 7/16/2057 (k)	20,129	978

Series 2016-157, IO, 0.95%, 11/16/2057 (k)	22,026	1,592

Series 2016-71, Class QI, IO, 0.97%, 11/16/2057 (k)	122,600	8,354

Series 2016-155, IO, 0.94%, 2/16/2058 (k)	37,728	2,835

Series 2016-151, IO, 1.09%, 6/16/2058 (k)	85,310	6,539

Series 2017-54, IO, 0.65%, 12/16/2058 (k)	16,733	957

Series 2017-86, IO, 0.77%, 5/16/2059 (k)	5,242	321

Series 2017-148, IO, 0.66%, 7/16/2059 (k)	19,882	1,090

Series 2017-69, IO, 0.80%, 7/16/2059 (k)	2,891	190

Series 2019-53, Class IA, IO, 0.88%, 6/16/2061 (k)	22,486	1,826

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.59%, 6/10/2028 ‡ (d) (k)	4,700	4,740

GS Mortgage Securities Trust

Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	1,779	1,530

Series 2013-GC12, Class E, 3.25%, 6/10/2046 (d)	800	664

Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (d) (k)	750	747

Series 2013-GC14, Class D, 4.75%, 8/10/2046 (d) (k)	2,500	2,590

Series 2015-GC32, Class C, 4.41%, 7/10/2048 ‡ (k)	5,275	5,631

Series 2015-GC34, Class D, 2.98%, 10/10/2048	1,380	1,247

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (d) (k)	2,000	1,905

Hudson Yards Mortgage Trust Series 2019-30HY, Class E, 3.44%, 7/10/2039 ‡ (d) (k)	2,000	2,014

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (k)	357	356

JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D, 4.89%, 1/15/2047 ‡ (d) (k)	3,750	3,951

KNDL Mortgage Trust Series 2019-KNSQ, Class E, 3.72%, 5/15/2036 ‡ (d) (k)	2,040	2,040

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.88%, 7/15/2044 (k)	346	346

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (k)	4,197	2,449

Series 2007-C6, Class AJ, 6.27%, 7/15/2040 (k)	5,428	5,447

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class G, 4.50%, 8/15/2045 (d)	1,500	1,513

Series 2014-C15, Class D, 4.91%, 4/15/2047 ‡ (d) (k)	365	386

Series 2014-C17, Class D, 4.74%, 8/15/2047 ‡ (d) (k)	601	589

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (d) (k)	730	780

Series 2006-T23, Class D, 6.18%, 8/12/2041 ‡ (d) (k)	1,946	1,977

Series 2007-T27, Class C, 5.95%, 6/11/2042 ‡ (d) (k)	2,000	2,085

Series 2007-HQ11, Class B, 5.54%, 2/12/2044 ‡ (k)	136	136

Series 2006-HQ8, Class D, 5.60%, 3/12/2044 ‡ (k)	254	258

Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (d)	4,075	3,756

Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (d)	2,575	2,212

Multifamily Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 3.50%, 10/15/2049 (d) (k)	600	604

Series 2019-01, Class M10, 5.05%, 10/15/2049 (d) (k)	1,200	1,235

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (d) (k)	7,253	7,402

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (d) (k)	330	339

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	123

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (d) (k)	471	484

Wachovia Bank Commercial Mortgage Trust

Series 2007-C34, Class AJ, 6.10%, 5/15/2046 (k)	415	419

Series 2007-C34, Class B, 6.17%, 5/15/2046 ‡ (k)	1,500	1,514

Wells Fargo Commercial Mortgage Trust

Series 2019-C50, Class E, 3.00%, 5/15/2052 (d)	2,000	1,721

Series 2019-C52, Class XA, IO, 1.62%, 8/15/2052 (k)	3,996	478

WFRBS Commercial Mortgage Trust

Series 2014-C22, Class D, 3.90%, 9/15/2057 ‡ (d) (k)	3,005	2,484

		340,307

Total Commercial Mortgage-backed Securities (Cost $336,485)		343,299

Loan Assignments — 2.4% (m)

Canada — 0.0% (b)

1011778 BC ULC, 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 2/16/2024 (e) (n)	1,347	1,348

Concordia Healthcare Corp., Initial Dollar Term Loan (1 Week LIBOR + 5.50%), 7.25%, 9/6/2024 (e) (n)	5,602	5,239

		6,587

France — 0.0% (b)

Altice France SA, 1st Lien Term Loan B-13 (ICE LIBOR USD 1 Month + 4.00%), 5.92%, 8/14/2026 (e)	2,729	2,683

United States — 2.4%

Acadia Healthcare Co., Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 2/16/2023 (e) (n)	861	861

Access Information, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 2/27/2025 (e) (n)	343	334

Advanced Drainage Systems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.06%, 7/31/2026 (e)	365	366

AES Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.87%, 5/31/2022 (e)	101	101

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 8/30/2024 (e)	1,383	1,341

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 8/17/2026 (e) (n)	2,016	2,026

Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 6.54%, 2/27/2023 (e)	494	493

Allied Universal Holdco LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.51%, 7/10/2026 (e) (n)	338	335

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.66%, 7/15/2025 (e) (n)	907	875

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.00%), 5.23%, 4/22/2026 (e)	674	673

American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.92%, 12/14/2023 (e)	676	675

American Axle & Manufacturing, Inc., 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%)), 4.10%, 4/6/2024 (e) (n)	1,608	1,528

API Group DE., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.53%, 10/1/2026 (e) (n)	671	673

Applied Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.10%, 9/19/2024 (e) (n)	405	402

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.29%, 8/4/2025 (e)	182	183

Asurion LLC, Term B-7 Loan (ICE LIBOR USD 1 Month + 3.00%), 4.79%, 11/3/2024 (e)	1,683	1,684

At Home Holding III, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.43%, 6/3/2022 (e) (n)	296	266

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.17%, 12/15/2024 (e) (n)	2,318	2,206

Axalta Dupont PC, Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 3.85%, 6/1/2024 (e) (n)	2,514	2,510

B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 2.50%), 4.48%, 10/10/2026 (e) (n)	268	269

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.40%, 2/12/2025 (e) (n)	336	334

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Berry Global, Inc., 1st Lien Term Loan W (ICE LIBOR USD 1 Month + 2.00%), 3.88%, 10/1/2022 (e)	750	752

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.67%, 2/3/2024 (e) (n)	404	404

Blackstone CQP Holdco LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.66%, 9/30/2024 (e)	653	649

BMC Software Finance, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 10/2/2025 (e) (n)	357	329

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 5/23/2025 (e) (n)	541	539

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 8/1/2025 (e)	611	607

Buckeye Partners LP, 1st Lien Term Loan 4.53%, 11/15/2026 (n)	2,765	2,778

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.23%, 4/3/2024 (e) (n)	6,081	5,912

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.55%, 12/31/2022 (e) (n)	11,561	9,890

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 1/15/2025 (e) (n)	1,011	1,010

Carbonite, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 5.68%, 3/26/2026 (e) (n)	324	323

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.60%, 2/16/2026 (e)	867	869

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.55%, 11/18/2024 (e) (n)	337	337

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 1/31/2025 (e) (n)	4,225	4,179

CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 10/7/2024 (e) (n)	809	809

Charter Communications Operating, LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.05%, 2/1/2027 (e)	1,989	1,992

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.54%, 4/3/2025 (e) (n)	1,070	1,009

CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.79%, 6/7/2023 (e) (n)	1,012	1,010

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 10/2/2024 (e) (n)	3,471	3,444

Cineworld Finance US Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 2/28/2025 (e) (n)	545	537

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 9.04%, 8/1/2023 (e) (n)	334	337

CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 4/18/2024 (e) (n)	1,012	1,012

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (e) (o)	945	1,653

Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 8/21/2026 (e)	2,375	2,379

Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 9/26/2024 (e) (n)	736	670

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.85%, 9/18/2024 (e)	381	334

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 4/6/2026 (e)	1,425	1,396

Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.79%, 10/5/2023 (e)	1,442	1,335

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 12/29/2025 (e) (n)	336	335

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.17%, 7/17/2025 (e)	2,055	2,043

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.17%, 1/15/2026 (e)	2,491	2,471

Cumulus Media New Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 3/31/2026 (e)	1,100	1,104

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	125

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 7/31/2026 (e) (n)	273	269

CVS Holdings I LP, Delayed Draw Term Loan (3-MONTH UNFND + 2.13%), 6.05%, 8/31/2026 (e)	19	19

Dawn Acquisition LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.85%, 12/31/2025 (e) (n)	508	468

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 9/19/2025 (e) (n)	469	471

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.08%, 8/24/2026 (e) (n)	630	632

Digicert, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.79%, 10/16/2026 (e) (n)	339	332

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.56%, 4/6/2024 (e) (n)	3,606	3,540

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 6.80%, 2/6/2026 (e) (n)	335	336

Edgewater Generation, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 12/13/2025 (e) (n)	424	405

EG Finco Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.10%, 2/7/2025 (e)	696	671

EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.10%, 2/7/2025 (e)	309	297

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 5/3/2025 (e) (n)	333	335

Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.06%, 4/29/2024 (e) (n)	433	398

Ensemble RCM, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 8/3/2026 (e)	777	776

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 10/10/2025 (e) (n)	834	672

Epic Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 7.04%, 3/2/2026 (e)	11,565	10,864

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Equinox Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 4.79%, 3/8/2024 (e) (n)	674	671

ESH Hospitality, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 9/18/2026 (e)	677	678

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 6.50%), 8.85%, 7/12/2023 (e) (n)	581	288

ExGen Renewables IV LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.13%, 11/28/2024 (e)	719	674

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.10%, 5/15/2022 ‡ (e)	194	189

Flex Acquisition Co., Inc., Term Loan ((ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%)), 5.10%, 12/29/2023 (e)	500	472

Fluidra SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 7/2/2025 (e) (n)	404	404

Formula One 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 2/1/2024 (e) (n)	467	460

Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.17%, 5/2/2025 (e)	1,955	1,803

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 4/1/2024 (e)	5,411	5,293

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.10%, 12/1/2023 (e)	2,297	2,239

Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.31%, 2/19/2026 (e) (n)	3,424	3,330

GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 8/27/2025 (e) (n)	1,367	1,344

Golden Nugget, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 3 Month + 2.75%), 4.72%, 10/4/2023 (e) (n)	75	75

((ICE LIBOR USD 1 Month + 4.72%; ICE LIBOR USD 3 Month + 2.75%)), 4.69%, 10/4/2023 (e) (n)	8,200	8,178

Goodrx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.60%, 10/10/2025 (e) (n)	675	673

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.51%, 1/2/2026 (e) (n)	935	936

Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 12/1/2023 (e) (n)	1,370	1,336

Grizzly Acquisition Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.35%, 10/1/2025 (e)	320	315

Gulf Finance LLC, 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%)), 7.32%, 8/25/2023 (e)	3,058	2,234

Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.30%, 10/19/2020 (e)	676	673

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.79%, 5/16/2024 (e) (n)	1,219	1,215

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 5.47%, 5/23/2025 (e) (n)	507	469

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 6/30/2023 (e) (n)	673	673

Hostess Brands, LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.28%, 8/3/2025 (e)	548	545

Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 6/30/2024 (e) (n)	694	672

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 4.94%, 4/25/2025 (e)	982	960

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.03%, 5/1/2026 (e) (n)	4,687	4,700

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.32%, 5/8/2026 (e) (n)	8,880	8,863

Ineos Enterprises, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.12%, 8/28/2026 (e) (n)	1,025	1,027

Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 3 Month + 2.75%), 4.85%, 2/1/2022 (e)	1,313	1,313

Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/2023 (e) (n)	2,357	2,353

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Invenergy Thermal Operating I LLC, Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 8/28/2025 (e) (n)	335	336

IRB Holding Corp., 1st Lien Term Loan B ((ICE LIBOR USD 2 Month + 3.25%; ICE LIBOR USD 3 Month + 3.25%)), 5.22%, 2/5/2025 (e) (n)	1,345	1,333

Iridium Communications, Inc., 1st Lien Term Loan B 4.25%, 10/16/2026 (n)	200	201

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 5/1/2026 (e) (n)	4,049	4,059

Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 6/2/2025 (e) (n)	966	889

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 1/30/2024 (e)	792	736

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 1/30/2024 (e)	45	41

Lumentum Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 12/10/2025 (e) (n)	188	188

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.85%, 10/4/2024 (e) (n)	609	537

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 10/30/2024 (e) (n)	356	333

MedRisk, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 12/27/2024 (e) (n)	627	605

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 1/31/2025 (e)	1,400	1,404

MGM Resorts International, 1st Lien Term Loan A (1 Week LIBOR + 2.00%), 3.71%, 12/21/2023 (e)	3,885	3,866

Midcontinent Communications, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.16%, 8/15/2026 (e)	352	354

Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.70%, 6/13/2024 (e) (n)	349	333

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 9/29/2025 (e) (n)	337	336

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	127

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Momentive Performance Materials USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 5/15/2024 (e) (n)	684	671

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.10%, 12/5/2023 (e)	8,512	3,374

MotorCity Casino aka CCM Merger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.04%, 8/6/2021 (e) (n)	1,998	1,994

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 4.85%, 6/7/2023 (e) (n)	9,984	9,341

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 5/8/2025 (e) (n)	337	336

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.42%, 11/6/2024 (e)	5,229	5,167

Neiman Marcus Group Ltd., Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.49%, 10/25/2023 (e)	7,283	5,299

Nestle Skin Health, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.35%, 10/1/2026 (e) (n)	6,625	6,628

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 3.94%, 10/4/2023 (e)	473	472

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 5.61%, 1/31/2026 (e)	1,583	1,542

NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 2/2/2025 (e) (n)	1,481	1,479

NVA Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 2/2/2025 (e)	249	249

ON Semiconductor Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 9/19/2026 (e)	593	595

Oryx Midstream Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 5.80%, 5/22/2026 (e) (n)	360	334

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 8/19/2022 (e) (n)	2,023	2,004

Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 2/14/2025 (e)	912	895

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.42%, 5/1/2025 (e)	1,248	1,174

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 9.67%, 5/1/2026 (e)	592	565

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 5.93%, 3/11/2022 (e) (n)	6,378	6,209

Pike Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 7/24/2026 (e) (n)	742	741

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 7/2/2025 (e)	5,186	5,154

Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 1/26/2024 (e) (n)	1,007	1,008

Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.25%, 9/23/2026 (e) (n)	1,399	1,350

Project Boost Purchaser, LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 6/1/2026 (e) (n)	410	403

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.29%, 12/22/2025 (e)	10,298	9,114

Qlik Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.49%, 4/26/2024 (e)	349	341

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.18%, 5/16/2025 (e) (n)	546	532

Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 8.80%, 3/21/2025 (e)	148	148

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.29%, 11/3/2023 (e) (n)	598	531

Red Ventures LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.80%, 11/8/2024 (e) (n)	338	336

Refinitiv US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.54%, 10/1/2025 (e)	1,697	1,705

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 2/5/2023 (e)	3,246	3,244

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Ring Container Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 10/31/2024 (e) (n)	339	335

Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.54%, 4/25/2025 (e) (n)	365	357

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 8/14/2024 (e) (n)	5,598	5,530

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.29%, 11/1/2024 (e)	2,403	1,864

Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.04%, 11/1/2025 (e)	361	171

Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.10%, 9/25/2026 (e) (n)	2,342	2,227

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 6/27/2025 (e) (n)	403	401

Spin Holdco, Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.25%, 11/14/2022 (e) (n)	344	333

Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.31%, 2/2/2024 (e)	3,222	3,183

St. George’s University Scholastic Services, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.29%, 7/17/2025 (e)	1,170	1,170

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.12%, 4/16/2026 (e) (n)	2,046	2,015

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.66%, 2/14/2025 (e)	6,732	6,631

Stetson Midstream., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.13%, 7/18/2025 (e) (n)	214	196

Summit Materials Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 11/21/2024 (e) (n)	471	472

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 6.92%, 3/9/2023 (e) (n)	3,129	2,810

Talen Energy Supply LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.02%, 12/3/2025 (e)	755	755

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Telenet Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.17%, 8/15/2026 (e) (n)	674	673

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 2/6/2024 (e)	2,641	2,027

The Go Daddy Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.79%, 2/15/2024 (e) (n)	1,270	1,271

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.79%, 3/28/2025 (e)	6,550	6,185

Tivity Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 7.04%, 3/6/2026 (e) (n)	336	336

Trans Union LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 3.80%, 6/19/2025 (e) (n)	672	673

Transdigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 5/30/2025 (e) (n)	1,093	1,084

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 6/9/2023 (e)	1,786	1,777

TransDigm Group, Inc., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.29%, 8/22/2024 (e) (n)	830	823

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 9/6/2024 (e) (n)	345	341

Tronox Finance LLC, 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%)), 4.66%, 9/23/2024 (e) (n)	476	472

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.04%, 4/29/2026 (e) (n)	3,063	3,059

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.80%, 4/12/2024 (e) (n)	6,639	3,910

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.04%, 10/22/2025 (e) (n)	2,767	2,211

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.54%, 3/15/2024 (e) (n)	491	473

US Renal Care, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 6.79%, 6/26/2026 (e)	2,450	2,259

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	129

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.10%, 5/16/2024 (e) (n)	551	535

Valeant Pharmaceuticals International, Inc.,1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 4.92%, 6/2/2025 (e)	14,340	14,386

VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.14%, 8/20/2025 (e) (n)	355	332

Vertiv Co., Term B Loan (ICE LIBOR USD 1 Month + 4.00%), 5.93%, 11/30/2023 (e) (n)	6,274	5,896

Viskase Companies, Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.35%, 1/30/2021 (e)	2,593	2,514

Web.com Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.66%, 10/10/2025 (e) (n)	485	472

WestJet Airlines Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 8/7/2026 (e) (n)	1,160	1,165

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.52%, 8/2/2026 (e)	260	261

Windstream Corp., 1st lien Term Loan B (1-MONTH PRIME + 5.00%), 7.75%, 3/29/2021(e)(n)	1,385	1,398

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 3.91%, 11/1/2023 (e) (n)	2,020	2,019

XPO Logistics, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 3.79%, 2/24/2025 (e)	625	625

Ziggo Secured Finance Partnership, 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.42%, 4/15/2025 (e) (n)	681	672

		320,908

Total Loan Assignments (Cost $344,130)		330,178

Foreign Government Securities — 1.9%

Angola — 0.1%

Republic of Angola 9.50%, 11/12/2025 (a)	1,890	2,128

8.25%, 5/9/2028 (d)	1,350	1,410

9.38%, 5/8/2048 (a)	2,400	2,538

		6,076

Argentina — 0.0% (b)

Republic of Argentina 6.88%, 4/22/2021	850	383

5.88%, 1/11/2028	1,668	638

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Argentina — continued

8.28%, 12/31/2033	3,099	1,583

7.63%, 4/22/2046	1,020	411

6.88%, 1/11/2048	1,160	457

7.13%, 6/28/2117	852	342

		3,814

Armenia — 0.0% (b)

Republic of Armenia 7.15%, 3/26/2025 (a)	580	675

Azerbaijan — 0.0% (b)

Republic of Azerbaijan 4.75%, 3/18/2024 (a)	880	932

Bahrain — 0.0% (b)

Kingdom of Bahrain

6.00%, 9/19/2044 (a)	300	302

7.50%, 9/20/2047 (a)	1,410	1,651

		1,953

Belarus — 0.0% (b)

Republic of Belarus

6.88%, 2/28/2023 (d)	360	387

7.63%, 6/29/2027 (d)	361	414

6.20%, 2/28/2030 (d)	1,450	1,549

		2,350

Bermuda — 0.0% (b)

Government of Bermuda 3.72%, 1/25/2027 (a)	930	977

Brazil — 0.1%

Federative Republic of Brazil

4.25%, 1/7/2025	1,340	1,419

6.00%, 4/7/2026	1,880	2,184

8.25%, 1/20/2034	1,305	1,808

		5,411

Chile — 0.0% (b)

Republic of Chile

3.13%, 1/21/2026	600	633

3.86%, 6/21/2047	700	804

3.50%, 1/25/2050	990	1,065

		2,502

Colombia — 0.0% (b)

Republic of Colombia

3.88%, 4/25/2027	540	575

7.38%, 9/18/2037	1,000	1,420

6.13%, 1/18/2041	950	1,232

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Colombia — continued

5.00%, 6/15/2045		650	758

5.20%, 5/15/2049		440	530

			4,515

Costa Rica — 0.1%

Instituto Costarricense de Electricidad

6.95%, 11/10/2021 (a)		1,290	1,315

Republic of Costa Rica

4.25%, 1/26/2023 (a)		950	931

4.38%, 4/30/2025 (a)		1,930	1,849

7.00%, 4/4/2044 (a)		1,100	1,087

7.16%, 3/12/2045 (a)		1,410	1,404

			6,586

Croatia — 0.0% (b)

Republic of Croatia

5.50%, 4/4/2023 (a)		850	939

6.00%, 1/26/2024 (a)		1,970	2,268

			3,207

Dominican Republic — 0.1%

Government of Dominican Republic

7.50%, 5/6/2021 (a)		347	362

5.88%, 4/18/2024 (a)		510	546

5.50%, 1/27/2025 (a)		1,810	1,936

6.88%, 1/29/2026 (a)		2,220	2,535

9.75%, 6/5/2026 (d)	DOP	47,550	912

5.95%, 1/25/2027 (a)		1,240	1,364

7.45%, 4/30/2044 (a)		4,480	5,377

			13,032

Ecuador — 0.1%

Republic of Ecuador

10.50%, 3/24/2020 (a)		200	203

10.75%, 3/28/2022 (a)		2,290	2,437

8.75%, 6/2/2023 (d)		2,080	2,113

7.95%, 6/20/2024 (a)		680	658

8.88%, 10/23/2027 (a)		250	234

7.88%, 1/23/2028 (a)		3,800	3,414

10.75%, 1/31/2029 (d)		470	479

			9,538

Egypt — 0.1%

Arab Republic of Egypt

6.13%, 1/31/2022 (a)		1,400	1,447

5.88%, 6/11/2025 (a)		1,490	1,543

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Egypt — continued

7.50%, 1/31/2027 (a)	1,280	1,387

7.60%, 3/1/2029 (d)	1,090	1,156

8.50%, 1/31/2047 (a)	1,079	1,133

8.70%, 3/1/2049 (d)	1,260	1,350

		8,016

El Salvador — 0.1%

Republic of El Salvador

7.38%, 12/1/2019 (a)	1,790	1,795

7.75%, 1/24/2023 (a)	1,590	1,740

5.88%, 1/30/2025 (a)	970	1,008

6.38%, 1/18/2027 (a)	2,230	2,339

		6,882

Ethiopia — 0.0% (b)

Republic of Ethiopia

6.63%, 12/11/2024 (a)	3,117	3,279

Gabon — 0.0% (b)

Gabonese Republic

6.38%, 12/12/2024 (a)	1,680	1,671

6.95%, 6/16/2025 (a)	1,130	1,140

		2,811

Ghana — 0.0% (b)

Republic of Ghana

7.88%, 3/26/2027 (a)	360	375

7.63%, 5/16/2029 (a)	760	769

10.75%, 10/14/2030 (a)	1,325	1,676

8.63%, 6/16/2049 (a)	1,290	1,288

		4,108

Guatemala — 0.0% (b)

Republic of Guatemala

4.50%, 5/3/2026 (a)	655	687

6.13%, 6/1/2050 (d)	720	848

		1,535

Honduras — 0.0% (b)

Republic of Honduras

8.75%, 12/16/2020 (a)	2,278	2,422

7.50%, 3/15/2024 (a)	1,006	1,111

		3,533

Hungary — 0.0% (b)

Republic of Hungary

5.38%, 2/21/2023	950	1,040

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	131

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Hungary — continued

5.75%, 11/22/2023	1,234	1,395

5.38%, 3/25/2024	720	812

7.63%, 3/29/2041	952	1,564

		4,811

Indonesia — 0.0% (b)

Republic of Indonesia

4.13%, 1/15/2025 (a)	600	638

4.35%, 1/8/2027 (a)	1,010	1,101

3.50%, 1/11/2028	670	697

6.75%, 1/15/2044 (a)	650	929

		3,365

Ivory Coast — 0.0% (b)

Republic of Cote d’Ivoire

6.13%, 6/15/2033 (a)	2,030	1,993

Jamaica — 0.0% (b)

Jamaica Government International Bond

8.00%, 3/15/2039	2,243	2,985

7.88%, 7/28/2045	1,200	1,589

		4,574

Jordan — 0.0% (b)

Kingdom of Jordan

6.13%, 1/29/2026 (a)	1,010	1,066

5.75%, 1/31/2027 (a)	1,430	1,481

7.38%, 10/10/2047 (a)	400	422

		2,969

Kenya — 0.0% (b)

Republic of Kenya

6.88%, 6/24/2024 (a)	2,713	2,886

8.00%, 5/22/2032 (d)	920	981

		3,867

Lebanon — 0.1%

Republic of Lebanon

6.38%, 3/9/2020	2,900	2,378

6.00%, 1/27/2023 (a)	1,250	741

6.65%, 4/22/2024 (a)	1,250	712

6.85%, 3/23/2027 (a)	3,135	1,740

6.65%, 11/3/2028 (a)	2,705	1,508

7.25%, 3/23/2037 (a)	580	328

		7,407

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Mexico — 0.0% (b)

United Mexican States

5.55%, 1/21/2045	1,200	1,462

4.60%, 1/23/2046	1,210	1,296

		2,758

Mongolia — 0.0% (b)

Mongolia Government International Bond

10.88%, 4/6/2021 (a)	480	527

5.13%, 12/5/2022 (a)	903	916

5.63%, 5/1/2023(d)	810	830

		2,273

Nigeria — 0.1%

Federal Republic of Nigeria

6.38%, 7/12/2023 (a)	720	757

6.50%, 11/28/2027 (a)	920	922

6.50%, 11/28/2027(d)	1,220	1,223

8.75%, 1/21/2031 (a)	1,580	1,740

7.88%, 2/16/2032 (a)	1,460	1,506

7.70%, 2/23/2038 (d)	820	819

7.63%, 11/28/2047 (d)	1,030	1,004

9.25%, 1/21/2049 (a)	330	366

		8,337

Oman — 0.1%

Oman Government International Bond

4.13%, 1/17/2023 (a)	540	542

4.75%, 6/15/2026 (a)	2,240	2,173

5.38%, 3/8/2027 (a)	1,050	1,040

5.63%, 1/17/2028 (d)	1,140	1,126

5.63%, 1/17/2028 (a)	700	691

6.50%, 3/8/2047 (a)	1,660	1,535

6.75%, 1/17/2048 (a)	1,870	1,752

		8,859

Pakistan — 0.0% (b)

Republic of Pakistan

8.25%, 4/15/2024 (a)	930	1,011

8.25%, 9/30/2025 (a)	550	600

6.88%, 12/5/2027 (a)	1,560	1,558

		3,169

Panama — 0.1%

Republic of Panama

3.75%, 3/16/2025	1,300	1,375

3.88%, 3/17/2028	1,480	1,611

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Panama — continued

6.70%, 1/26/2036		1,150	1,622

4.50%, 5/15/2047		1,230	1,451

4.30%, 4/29/2053		2,020	2,346

3.87%, 7/23/2060		380	406

			8,811

Paraguay — 0.1%

Republic of Paraguay

4.70%, 3/27/2027 (a)		1,750	1,916

6.10%, 8/11/2044 (a)		2,930	3,573

5.60%, 3/13/2048 (a)		350	404

			5,893

Peru — 0.0% (b)

Republic of Peru

4.13%, 8/25/2027		760	852

6.35%, 8/12/2028 (a)	PEN	3,900	1,345

			2,197

Philippines — 0.0% (b)

Republic of the Philippines

10.63%, 3/16/2025		1,395	1,993

3.00%, 2/1/2028		1,100	1,147

7.75%, 1/14/2031		270	401

3.70%, 2/2/2042		730	823

			4,364

Poland — 0.0% (b)

Republic of Poland

3.25%, 4/6/2026		1,060	1,131

Qatar — 0.0% (b)

State of Qatar

3.88%, 4/23/2023 (d)		500	528

4.00%, 3/14/2029 (d)		410	456

5.10%, 4/23/2048 (a)		1,700	2,171

5.10%, 4/23/2048 (d)		1,060	1,353

4.82%, 3/14/2049 (d)		430	529

			5,037

Romania — 0.0% (b)

Republic of Romania

4.38%, 8/22/2023 (a)		2,110	2,253

6.13%, 1/22/2044 (a)		1,160	1,509

5.13%, 6/15/2048 (a)		730	840

			4,602

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (a)	800	878

12.75%, 6/24/2028 (a)	1,390	2,370

5.10%, 3/28/2035 (d)	2,600	3,000

5.88%, 9/16/2043 (a)	3,200	4,084

		10,332

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (a)	600	620

3.63%, 3/4/2028 (a)	1,900	1,997

4.38%, 4/16/2029 (a)	710	793

4.63%, 10/4/2047 (a)	2,010	2,252

5.00%, 4/17/2049 (a)	2,650	3,141

		8,803

Senegal — 0.0% (b)

Republic of Senegal

6.75%, 3/13/2048 (d)	1,160	1,139

Serbia — 0.0% (b)

Republic of Serbia

4.88%, 2/25/2020 (a)	677	684

7.25%, 9/28/2021 (a)	1,190	1,297

		1,981

South Africa — 0.1%

Republic of South Africa

5.88%, 5/30/2022	500	539

5.88%, 9/16/2025	2,144	2,336

4.88%, 4/14/2026	3,830	3,947

6.25%, 3/8/2041	2,500	2,689

		9,511

Sri Lanka — 0.1%

Republic of Sri Lanka

6.25%, 10/4/2020 (a)	700	711

6.25%, 7/27/2021 (a)	1,500	1,523

5.88%, 7/25/2022 (a)	2,610	2,633

6.35%, 6/28/2024 (d)	460	466

6.13%, 6/3/2025 (a)	200	197

6.85%, 11/3/2025 (a)	1,746	1,769

6.75%, 4/18/2028 (a)	1,600	1,562

7.85%, 3/14/2029 (d)	520	536

7.55%, 3/28/2030 (d)	660	666

		10,063

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	133

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Tajikistan — 0.0% (b)

Republic of Tajikistan International Bond 7.13%, 9/14/2027 (a)	800	675

Turkey — 0.1%

Republic of Turkey

6.25%, 9/26/2022	600	621

3.25%, 3/23/2023	580	551

5.75%, 3/22/2024	800	806

4.25%, 4/14/2026	600	547

4.88%, 10/9/2026	900	844

6.00%, 3/25/2027	950	943

5.13%, 2/17/2028	1,090	1,017

6.00%, 1/14/2041	2,020	1,810

4.88%, 4/16/2043	510	406

6.63%, 2/17/2045	1,600	1,520

		9,065

Ukraine — 0.1%

Republic of Ukraine

7.75%, 9/1/2020 (a)	360	370

7.75%, 9/1/2021 (a)	730	763

7.75%, 9/1/2022 (a)	2,060	2,190

7.75%, 9/1/2023 (a)	1,910	2,044

7.75%, 9/1/2024 (a)	1,190	1,274

7.75%, 9/1/2027 (a)	930	1,001

9.75%, 11/1/2028 (a)	840	1,000

7.38%, 9/25/2032 (a)	2,860	2,990

		11,632

United Arab Emirates — 0.0% (b)

Abu Dhabi Government Bond 4.13%, 10/11/2047 (a)	2,500	2,877

Uruguay — 0.1%

Republic of Uruguay

4.38%, 10/27/2027	1,060	1,171

7.88%, 1/15/2033	800	1,196

7.63%, 3/21/2036	790	1,171

5.10%, 6/18/2050	4,200	5,020

4.98%, 4/20/2055	1,620	1,900

		10,458

Zambia — 0.0% (b)

Republic of Zambia 8.97%, 7/30/2027 (a)	1,950	1,374

Total Foreign Government Securities (Cost $249,317)		256,059

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Convertible Bonds — 1.4%

Australia — 0.0% (b)

DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (a)	AUD	2,000	1,413

Bermuda — 0.0% (b)

Golar LNG Ltd. 2.75%, 2/15/2022		1,886	1,670

China — 0.2%

China Conch Venture Holdings International Ltd. 9/5/2023 (a)	HKD	15,000	2,018

CRRC Corp. Ltd. 2/5/2021 (a)		2,000	1,934

Ctrip.com International Ltd.

1.00%, 7/1/2020		4,005	3,909

1.99%, 7/1/2025		2,425	2,520

Harvest International Co. 11/21/2022 (a)	HKD	26,000	3,358

Huazhu Group Ltd. 0.38%, 11/1/2022		1,288	1,410

Momo, Inc. 1.25%, 7/1/2025		3,345	3,074

Weibo Corp. 1.25%, 11/15/2022		2,660	2,499

Zhejiang Expressway Co. Ltd. 4/21/2022 (a)	EUR	1,600	1,805

Zhongsheng Group Holdings Ltd. 5/23/2023 (a)	HKD	21,000	2,938

			25,465

France — 0.0% (b)

Orpar SA Zero Coupon, 6/20/2024 (a)	EUR	3,400	4,072

Hong Kong — 0.1%

China Overseas Finance Investment Cayman V Ltd. Zero Coupon, 1/5/2023 (a)		7,400	8,205

Mexico — 0.0% (b)

Cemex SAB de CV 3.72%, 3/15/2020		1,274	1,272

Singapore — 0.1%

CapitaLand Ltd.

1.85%, 6/19/2020 (a)	SGD	7,000	5,117

2.95%, 6/20/2022 (a)	SGD	5,000	3,657

			8,774

South Africa — 0.0% (b)

Remgro Jersey GBP Ltd. 2.63%, 3/22/2021 (a)	GBP	2,800	3,578

Spain — 0.0% (b)

Cellnex Telecom SA 0.50%, 7/5/2028 (a)	EUR	2,200	2,661

Switzerland — 0.0% (b)

Glencore Funding LLC Zero Coupon, 3/27/2025 (a)		3,000	2,535

United Arab Emirates — 0.1%

Borr Drilling Ltd. 3.88%, 5/23/2023 (a)		3,000	2,267

DP World plc 1.75%, 6/19/2024 (a)		6,400	6,312

			8,579

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Convertible Bonds — continued

United Kingdom — 0.0% (b)

Intu Jersey 2 Ltd. REIT, 2.88%, 11/1/2022 (a)	GBP	1,000	985

TechnipFMC plc 0.88%, 1/25/2021 (a)	EUR	1,700	1,919

			2,904

United States — 0.9%

Ares Capital Corp.

3.75%, 2/1/2022		4,716	4,818

4.63%, 3/1/2024		2,550	2,703

BlackRock Capital Investment Corp. 5.00%, 6/15/2022		2,580	2,577

BlackRock TCP Capital Corp. 4.63%, 3/1/2022		2,536	2,596

BofA Finance LLC 0.25%, 5/1/2023		2,670	2,680

Colony Capital, Inc.

REIT, 3.88%, 1/15/2021		1,455	1,430

REIT, 5.00%, 4/15/2023		3,721	3,628

DISH Network Corp.

2.38%, 3/15/2024		9,116	8,172

3.38%, 8/15/2026		2,415	2,258

Ensco Jersey Finance Ltd. 3.00%, 1/31/2024		6,158	3,941

FireEye, Inc. Series B, 1.63%, 6/1/2035		6,958	6,659

Hercules Capital, Inc. 4.38%, 2/1/2022		3,031	3,105

Intercept Pharmaceuticals, Inc. 3.25%, 7/1/2023		1,293	1,133

Liberty Interactive LLC

4.00%, 11/15/2029		6,966	4,850

3.75%, 2/15/2030		320	225

1.75%, 9/30/2046 (d)		2,426	3,433

Macquarie Infrastructure Corp. 2.00%, 10/1/2023		4,269	4,014

Meritor, Inc.

3.25%, 10/15/2037		1,220	1,253

MFA Financial, Inc. REIT, 6.25%, 6/15/2024		3,208	3,343

Nabors Industries, Inc. 0.75%, 1/15/2024		1,435	909

Oasis Petroleum, Inc. 2.63%, 9/15/2023		865	596

Okta, Inc. 0.13%, 9/1/2025 (d)		4,311	4,085

Pluralsight, Inc. 0.38%, 3/1/2024 (d)		4,910	4,308

QIAGEN NV 1.00%, 11/13/2024 (a)		1,400	1,337

Redwood Trust, Inc. REIT, 4.75%, 8/15/2023		1,300	1,310

RWT Holdings, Inc. 5.63%, 11/15/2019		2,926	2,928

Snap, Inc. 0.75%, 8/1/2026 (d)		2,785	2,815

Spirit Realty Capital, Inc. REIT, 3.75%, 5/15/2021		3,821	3,951

Starwood Property Trust, Inc. REIT, 4.38%, 4/1/2023		3,788	3,925

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

SunPower Corp. 0.88%, 6/1/2021	3,183	2,913

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	2,705	2,490

TPG Specialty Lending, Inc. 4.50%, 8/1/2022	959	1,006

Twitter, Inc.

1.00%, 9/15/2021	4,079	3,947

0.25%, 6/15/2024	3,146	3,004

Veeco Instruments, Inc. 2.70%, 1/15/2023	3,193	2,918

VEREIT, Inc. REIT, 3.75%, 12/15/2020	2,552	2,587

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	2,638	2,599

Vonage Holdings Corp. 1.75%, 6/1/2024 (d)	2,505	2,422

Whiting Petroleum Corp. 1.25%, 4/1/2020	3,000	2,949

Zillow Group, Inc. 1.50%, 7/1/2023	2,103	1,865

		117,682

Total Convertible Bonds (Cost $193,005)		188,810

U.S. Treasury Obligations — 0.8%

U.S. Treasury Notes

2.00%, 1/31/2020 (p)	63,148	63,210

2.75%, 9/30/2020	4,000	4,041

2.88%, 10/31/2020	4,000	4,049

1.75%, 11/15/2020	4,000	4,005

2.50%, 1/31/2021	5,000	5,056

1.13%, 6/30/2021	6,000	5,955

1.75%, 7/31/2021	5,950	5,968

2.75%, 8/15/2021	11,600	11,839

1.88%, 1/31/2022	5,550	5,591

Total U.S. Treasury Obligations (Cost $109,378)		109,714

	SHARES (000)

Preferred Stocks — 0.7%

United States — 0.7%

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (q)	203	5,532

Series HH, 5.88%, 7/24/2023 ($25 par value) (q)	181	4,912

BB&T Corp., Series F, 5.20%, 12/1/2019 ($25 par value) (q)	350	8,940

Capital One Financial Corp., Series I, 5.00%, 12/1/2024 ($25 par value) (q)	35	881

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	135

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)

Preferred Stocks — continued

United States — continued

Claire’s Stores, Inc. *‡	3	4,229

Dominion Energy, Inc.,

Series A, 7.25%, 6/1/2022 ($100 par value)	61	6,585

Series A, 5.25%, 7/30/2076 ($25 par value)	52	1,355

Duke Energy Corp., Series A, 5.75%, 6/15/2024 ($25 par value) (q)	141	3,928

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (e) (q)	304	7,681

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.94%, 2/15/2040 ($25 par value) (e)	12	317

Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (e) (q)	71	1,913

Goodman Networks, Inc. (Preference) *‡	64	1

Morgan Stanley,

Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (e) (q)	197	5,546

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (e) (q)	407	11,252

MYT Holding Co., 10.00%, 6/7/2029(d)	2,731	2,362

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	119	3,305

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (e) (q)	60	1,655

SCE Trust II, 5.10%, 12/5/2019 ($25 par value) (q)	110	2,491

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (q)	124	2,768

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	18	472

Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	44	1,144

State Street Corp.,

Series D, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 3/15/2024 ($25 par value) (e) (q)	166	4,580

Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (e) (q)	43	1,195

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (q)	150	4,082

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Wells Fargo & Co.,

Series X, 5.50%, 9/15/2021 ($25 par value) (q)	19	506

Series Y, 5.63%, 6/15/2022 ($25 par value) (q)	177	4,679

Total Preferred Stocks (Cost $84,216)		92,311

	SHARES (000)

Convertible Preferred Stocks — 0.5%

United States — 0.5%

AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	86	4,093

Aqua America, Inc. 6.00%, 4/30/2022 ($50 par value)	34	2,062

Bank of America Corp. Series L, 7.25% ($1,000 par value)	9	14,200

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	98	6,034

Broadcom, Inc. Series A, ($1,000 par value)*	3	2,742

Bunge Ltd. 4.88% ($100 par value)	40	4,068

Crown Castle International Corp. Series A, REIT, 6.88%, 8/1/2020 ($1,000 par value)	4	4,849

Energizer Holdings, Inc.

Series A, 7.50%, 1/15/2022 ($100 par value)	18	1,710

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	63	2,945

NextEra Energy, Inc. 4.87%, 9/1/2022 ($50 par value)	42	2,116

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	33	3,862

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	39	3,975

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	9	14,155

Total Convertible Preferred Stocks (Cost $61,273)		66,811

	SHARES (000)
Exchange-traded Funds — 0.1%

United States — 0.1%

iShares iBoxx High Yield Corporate Bond ETF (Cost $14,638)	171	14,805

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
U.S. Government Agency Securities — 0.0% (b)

Israel — 0.0% (b)

Israel Government AID Bond

4.50%, 1/30/2043	2,003		2,417

4.13%, 1/17/2048	1,516		1,759

Total U.s. Government Agency Securities (Cost $3,736)			4,176

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

United States — 0.0% (b)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD*‡	108		1,482

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 USD * ‡	—	(c)	—

			1,482

Total Warrants (Cost $1,929)			1,482

	PRINCIPAL AMOUNT (000)
Supranational — 0.0% (b)

Supranational — 0.0% (b)

African Export-Import Bank (The) 4.13%, 6/20/2024(a)(Cost $981)	1,000		1,036

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

United States — 0.0% (b)

Vistra Energy Corp., expiring 12/31/2049*‡ (Cost $—)	483		432

	PRINCIPAL AMOUNT (000)
Short-term Investments — 5.3%

Certificates Of Deposit — 0.1%

Barclays Bank plc 2.95%, 4/9/2020	2,000		2,008

Credit Suisse AG 1.86%, 10/9/2020	4,100		4,097

MUFG Bank Ltd. 1.98%, 10/15/2020 (d)	6,000		6,002

Societe Generale 2.19%, 7/31/2020	2,646		2,652

Total Certificates of Deposit (Cost $14,746)			14,759

Commercial Paper — 0.1%

Bank of China Ltd. 2.35%, 12/24/2019 (r)	3,000		2,990

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Commercial Paper — continued

Federation des caisses Desjardins du Quebec (The) 2.02%, 9/22/2020 (d) (r)	4,540	4,454

Nutrien Ltd. 2.01%, 11/27/2019 (d) (r)	300	300

Total Commercial Paper (Cost $7,748)		7,744

Investment Companies — 5.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (s) (t)	607,651	607,894

JPMorgan Prime Money Market Fund Class IM Shares, 1.94% (s) (t)	83,828	83,862

Total Investment Companies (Cost $691,686)		691,756

Total Short-term Investments (Cost $714,180)		714,259

Total Investments — 98.7% (Cost $12,394,861)		13,343,807
Other Assets Less Liabilities — 1.3%		176,338

Net Assets — 100.0%		13,520,145

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	137

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

Summary of Investments by Industry, October 31, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Equity Real Estate Investment Trusts (REITs)	7.8%

Banks	7.2

Collateralized Mortgage Obligations	5.9

Asset-Backed Securities	5.1

Oil, Gas & Consumable Fuels	5.1

Mortgage-Backed Securities	4.2

Diversified Telecommunication Services	4.2

Pharmaceuticals	3.7

Media	3.4

Insurance	3.2

Capital Markets	2.9

Commercial Mortgage-Backed Securities	2.6

Health Care Providers & Services	2.4

Hotels, Restaurants & Leisure	2.2

INDUSTRY	PERCENTAGE

Electric Utilities	2.1%

Foreign Government Securities	1.9

Semiconductors & Semiconductor Equipment	1.8

Chemicals	1.5

Wireless Telecommunication Services	1.5

Beverages	1.2

IT Services	1.2

Metals & Mining	1.2

Food Products	1.1

Auto Components	1.0

Machinery	1.0

Others (each less than 1.0%)	19.4

Short-Term Investments	5.2

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CIFC	Commercial Industrial Finance Corp.
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
DOP	Dominican Republic Peso
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corp.
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate

OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGD	Singapore Dollar
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
UNFND	Unfunded
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN FUNDS	OCTOBER 31, 2019

(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2019.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2019.
(j)	Defaulted security.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2019.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of October 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	Fund is subject to legal or contractual restrictions on the resale of the security.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2019.
(r)	The rate shown is the effective yield as of October 31, 2019.
(s)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(t)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts

EURO STOXX 50 Index	73	12/2019	EUR	2,935	81

FTSE 100 Index	18	12/2019	GBP	1,689	11

S&P 500 E-Mini Index	1,757	12/2019	USD	266,625	2,937

U.S. Treasury 10 Year Note	10,062	12/2019	USD	1,311,361	(6,390)

					(3,361)

Short Contracts

EURO STOXX 50 Index	(10,182)	12/2019	EUR	(409,383)	(11,489)

Foreign Exchange GBP/USD	(3,336)	12/2019	USD	(270,425)	(12,470)

MSCI Emerging Markets E-Mini Index	(3,637)	12/2019	USD	(189,415)	(3,608)

					(27,567)

					(30,928)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	139

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,424,069		$12,652,051
Investments in affiliates, at value	158,629		691,756
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	32,306		—
Options purchased, at value	21,408		—
Restricted cash for OTC derivatives	260		—
Cash	937		2,602
Foreign currency, at value	5,557		1,590
Deposits at broker for futures contracts	10,742		534
Deposits at broker for securities sold short	22,769		—
Deposits at broker for centrally cleared swaps	254		—
Receivables:
Investment securities sold	132,029		121,567
Fund shares sold	4,673		24,674
Interest and dividends from non-affiliates	12,233		86,083
Dividends from affiliates	290		953
Tax reclaims	2,219		9,049
Securities lending income (See Note 2.F.)	23		—
Variation margin on futures contracts	5,533		8,430
Variation margin on centrally cleared swaps (net upfront receipts of $1)	41		—
Unrealized appreciation on forward foreign currency exchange contracts	2,347		—
Outstanding OTC swap contracts, at value	1,152		—

Total Assets	3,837,471		13,599,289

LIABILITIES:
Payables:
Securities sold short, at value	12,121		—
Dividend expense to non-affiliates on securities sold short	48		—
Investment securities purchased	102,896		55,889
Investment securities purchased—delayed delivery securities	568		974
Collateral received on securities loaned (See Note 2.F.)	32,306		—
Fund shares redeemed	3,077		11,526
Unrealized depreciation on forward foreign currency exchange contracts	8,235		—
Unrealized depreciation on unfunded commitments	18		31
Outstanding options written, at fair value	60		—
Outstanding OTC swap contracts, at value (net upfront receipts of $80)	141		—
Accrued liabilities:
Investment advisory fees	1,642		4,427
Administration fees	215		697
Distribution fees	427		3,190
Service fees	338		395
Custodian and accounting fees	88		299
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Deferred foreign capital gains tax	21		632
Other	457		1,084

Total Liabilities	162,658		79,144

Net Assets	$3,674,813		$13,520,145

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,423,362	$12,607,249
Total distributable earnings (loss)	251,451	912,896

Total Net Assets	$3,674,813	$13,520,145

Net Assets:
Class A	$443,776	$3,678,891
Class C	526,390	3,814,158
Class I	2,170,359	5,672,266
Class R2	5,394	—
Class R3	50	—
Class R4	631	—
Class R5	21	—
Class R6	528,192	354,830

Total	$3,674,813	$13,520,145

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	23,580	342,898
Class C	28,386	356,513
Class I	114,747	527,932
Class R2	288	—
Class R3	3	—
Class R4	33	—
Class R5	1	—
Class R6	27,936	33,023

Net Asset Value (a):
Class A — Redemption price per share	$18.82	$10.73
Class C — Offering price per share (b)	18.54	10.70
Class I — Offering and redemption price per share	18.91	10.74
Class R2 — Offering and redemption price per share	18.73	—
Class R3 — Offering and redemption price per share	18.90	—
Class R4 — Offering and redemption price per share	18.81	—
Class R5 — Offering and redemption price per share	18.92	—
Class R6 — Offering and redemption price per share	18.91	10.74
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.71	$11.24

Cost of investments in non-affiliates	$3,097,110	$11,703,175
Cost of investments in affiliates	158,600	691,686
Cost of options purchased	16,226	—
Cost of foreign currency	5,574	1,375
Investment securities on loan, at value (See Note 2.F.)	31,088	—
Cost of investment of cash collateral (See Note 2.F.)	32,304	—
Proceeds from securities sold short	12,229	—
Premiums received from options written	56	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	141

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$54,484		$415,428
Interest income from affiliates	23		36
Interest income from non-affiliates on securities sold short	875		—
Dividend income from non-affiliates	48,051		171,163
Dividend income from affiliates	5,288		11,705
Income from securities lending (net) (See Note 2.F.)	59		—
Foreign taxes withheld (net)	(2,687)		(9,264)

Total investment income	106,093		589,068

EXPENSES:
Investment advisory fees	20,600		56,138
Administration fees	2,648		9,053
Distribution fees:
Class A	983		8,292
Class C	3,906		29,682
Class R2	24		—
Class R3	—	(a)	—
Service fees:
Class A	983		8,292
Class C	1,302		9,894
Class I	5,148		12,672
Class R2	12		—
Class R3	—	(a)	—
Class R4	1		—
Class R5	—	(a)	—
Custodian and accounting fees	664		1,701
Interest expense to affiliates	32		16
Professional fees	227		372
Trustees’ and Chief Compliance Officer’s fees	39		74
Printing and mailing costs	391		1,373
Registration and filing fees	348		386
Transfer agency fees (See Note 2.L.)	105		344
Dividend expense to non-affiliates on securities sold short	919		—
Other	185		284

Total expenses	38,517		138,573

Less fees waived	(6,431)		(32,017)
Less expense reimbursements	(3)		(1,145)

Net expenses	32,083		105,411

Net investment income (loss)	$74,010		$483,657

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(17,370	)(a)	$2,078
Investments in affiliates	(10)		(46)
Options purchased	(5,492)		—
Futures contracts	(8,902)		4,489
Securities sold short	(12,316)		—
Foreign currency transactions	(1,218)		(1,136)
Forward foreign currency exchange contracts	32,375		—
Options written	124		—
Swaps	(610)		—

Net realized gain (loss)	(13,419)		5,385

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	243,672	(b)	701,632 (c)
Investments in affiliates	31		70
Options purchased	13,293		—
Futures contracts	7,494		19,875
Securities sold short	(1,621)		—
Foreign currency translations	520		98
Forward foreign currency exchange contracts	(19,561)		—
Options written	(4)		—
Swaps	1,329		—
Unfunded commitments	(18)		(31)

Change in net unrealized appreciation/depreciation	245,135		721,644

Net realized/unrealized gains (losses)	231,716		727,029

Change in net assets resulting from operations	$305,726		$1,210,686

(a)	Net of foreign capital gains tax of approximately $(12,000) for JPMorgan Global Allocation Fund.
(b)	Net of change in foreign capital gains tax of approximately $(6,000) for JPMorgan Global Allocation Fund.
(c)	Net of change in foreign capital gains tax of approximately $927,000 for JPMorgan Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	143

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$74,010	$58,278	$483,657	$498,656
Net realized gain (loss)	(13,419)	(25,035)	5,385	371,408
Change in net unrealized appreciation/depreciation	245,135	(131,491)	721,644	(958,355)

Change in net assets resulting from operations	305,726	(98,248)	1,210,686	(88,291)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,986)	(11,125)	(130,780)	(146,489)
Class C	(11,406)	(12,666)	(136,430)	(157,942)
Class I	(56,951)	(60,697)	(208,281)	(191,878)
Class R2	(103)	(106)	—	—
Class R3 (a)	(1)	—	—	—
Class R4 (a)	(6)	—	—	—
Class R5 (a)	(1)	—	—	—
Class R6 (b)	(14,152)	(11,305)	(11,756)	(4,716)
Class T (c)	—	— (d)	—	(1)

Total distributions to shareholders	(92,606)	(95,899)	(487,247)	(501,026)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(96,230)	1,425,685	636,913	(40,626)

NET ASSETS:
Change in net assets	116,890	1,231,538	1,360,352	(629,943)
Beginning of period	3,557,923	2,326,385	12,159,793	12,789,736

End of period	$3,674,813	$3,557,923	$13,520,145	$12,159,793

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Commencement of offering of class of shares effective November 1, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$217,930	$157,578	$1,647,527	$626,796
Distributions reinvested	9,209	10,567	126,307	141,940
Cost of shares redeemed	(152,045)	(110,141)	(1,668,716)	(949,476)

Change in net assets resulting from Class A capital transactions	$75,094	$58,004	$105,118	$(180,740)

Class C
Proceeds from shares issued	$97,211	$209,930	$433,833	$503,643
Distributions reinvested	9,866	11,050	121,362	141,096
Cost of shares redeemed	(124,058)	(88,033)	(1,084,073)	(937,699)

Change in net assets resulting from Class C capital transactions	$(16,981)	$132,947	$(528,878)	$(292,960)

Class I
Proceeds from shares issued	$892,758	$1,193,262	$2,066,543	$1,303,164
Distributions reinvested	45,377	50,298	182,360	164,519
Cost of shares redeemed	(751,445)	(895,192)	(1,314,086)	(1,254,375)

Change in net assets resulting from Class I capital transactions	$186,690	$348,368	$934,817	$213,308

Class R2
Proceeds from shares issued	$2,438	$2,435	$—	$—
Distributions reinvested	103	104	—	—
Cost of shares redeemed	(1,073)	(1,123)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,468	$1,416	$—	$—

Class R3 (a)
Proceeds from shares issued	$29	$20	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R3 capital transactions	$30	$20	$—	$—

Class R4 (a)
Proceeds from shares issued	$653	$20	$—	$—
Distributions reinvested	6	—	—	—
Cost of shares redeemed	(64)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$595	$20	$—	$—

Class R5 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$— (b)	$20	$—	$—

Class R6 (c)
Proceeds from shares issued	$102,415	$906,032	$161,099	$236,390
Distributions reinvested	14,078	11,208	11,748	4,714
Cost of shares redeemed	(459,619)	(32,328)	(46,991)	(21,317)

Change in net assets resulting from Class R6 capital transactions	$(343,126)	$884,912	$125,856	$219,787

Class T (d)
Distributions reinvested	—	— (b)	—	— (b)
Cost of shares redeemed	—	(22)	—	(21)

Change in net assets resulting from Class T capital transactions	$—	$(22)	$—	$(21)

Total change in net assets resulting from capital transactions	$(96,230)	$1,425,685	$636,913	$(40,626)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	145

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	12,001	8,415	157,460	59,444
Reinvested	517	570	12,156	13,531
Redeemed	(8,386)	(5,928)	(161,130)	(90,054)

Change in Class A Shares	4,132	3,057	8,486	(17,079)

Class C
Issued	5,479	11,350	41,729	47,760
Reinvested	566	604	11,724	13,490
Redeemed	(6,953)	(4,791)	(104,351)	(89,241)

Change in Class C Shares	(908)	7,163	(50,898)	(27,991)

Class I
Issued	49,612	63,387	199,051	123,104
Reinvested	2,537	2,704	17,480	15,661
Redeemed	(41,703)	(47,941)	(126,882)	(118,968)

Change in Class I Shares	10,446	18,150	89,649	19,797

Class R2
Issued	133	132	—	—
Reinvested	6	6	—	—
Redeemed	(59)	(61)	—	—

Change in Class R2 Shares	80	77	—	—

Class R3 (a)
Issued	2	1	—	—
Reinvested	— (b)	—	—	—

Change in Class R3 Shares	2	1	—	—

Class R4 (a)
Issued	35	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(3)	—	—	—

Change in Class R4 Shares	32	1	—	—

Class R5 (a)
Issued	—	1	—	—
Reinvested	— (b)	—	—	—

Change in Class R5 Shares	— (b)	1	—	—

Class R6 (c)
Issued	5,601	48,503	15,445	22,557
Reinvested	787	604	1,125	454
Redeemed	(25,785)	(1,774)	(4,513)	(2,045)

Change in Class R6 Shares	(19,397)	47,333	12,057	20,966

Class T (d)
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(1)	—	(2)

Change in Class T Shares	—	(1)	—	(2)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Year Ended October 31, 2019	$17.71	$0.36	$1.22	$1.58	$(0.47)	$—	$(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(0.01)	0.22	(0.34)	(0.56)	(0.90)

Class C
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(0.02)	0.13	(0.31)	(0.56)	(0.87)

Class I
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(0.01)	0.26	(0.36)	(0.56)	(0.92)

Class R2
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(0.01)	0.18	(0.31)	(0.56)	(0.87)

Class R3
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

Class R6
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expenses, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)

Commencing on October 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to October 31, 2016, the Fund did not transact in securities sold short.

(i)

The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.02% and 1.23% for the year ended October 31, 2019, 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.52% and 1.73% for the year ended October 31, 2019, 1.52% and 1.74% for the for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.77% and 0.97% for the year ended October 31, 2019, 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.39% and 1.53% for the year ended October 31, 2019, 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.14% and 1.41% for the year ended October 31, 2019, 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.89% and 0.99% for the year ended October 31, 2019, 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.75% and 0.97% for the year ended October 31, 2019, 0.69% and 0.84% for the period ended October 31, 2018 and Class R6 are 0.64% and 0.72% for the year ended October 31, 2019, 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$18.82	9.08%	$443,776	1.05	%(i)	2.00%	1.26	%(i)	111%	139%
17.71	(1.81)	344,414	1.06	(i)	1.67	1.28	(i)	108	131
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—

18.54	8.54	526,390	1.55	(i)	1.49	1.76	(i)	111	139
17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—

18.91	9.36	2,170,359	0.80	(i)	2.25	1.00	(i)	111	139
17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—

18.73	8.69	5,394	1.42	(i)	1.64	1.56	(i)	111	139
17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—

18.90	8.97	50	1.17	(i)	1.83	1.44	(i)	111	139
17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

18.81	9.20	631	0.92	(i)	2.29	1.02	(i)	111	139
17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

18.92	9.39	21	0.78	(i)	2.27	1.00	(i)	111	139
17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

18.91	9.50	528,192	0.67	(i)	2.35	0.75	(i)	111	139
17.79	(1.58)	841,967	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	149

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Income Builder Fund
Class A
Year Ended October 31, 2019	$10.13	$0.41	$0.60	$1.01	$(0.41)	$—	$—	$(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	0.67	1.08	(0.41)	—	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(0.01)	0.41	(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(0.41)	— (f)	(0.41)	(0.02)	(0.02)	(0.45)

Class C
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	0.67	1.03	(0.36)	—	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(0.01)	0.36	(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(0.40)	(0.05)	(0.36)	(0.02)	(0.02)	(0.40)

Class I
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	0.67	1.10	(0.43)	—	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(0.01)	0.42	(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(0.40)	0.02	(0.43)	(0.02)	(0.02)	(0.47)

Class R6
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	—	(0.44)
November 1, 2017 (g) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.73	10.20%	$3,678,891	0.74%	3.90%	1.05%	48%
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48

10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48

10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48

10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3(1), Class R4(1), Class R5(1), Class R6(2) and Class T(3)	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I, Class R6(2) and Class T(3)	Diversified

(1)	Class R3, Class R4 and Class R5 Shares commenced operations on October 1, 2018.
(2)	Class R6 Shares commenced operations on November 1, 2017.
(3)	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

152	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at October 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$32,101	$—	$32,101
Austria	—	8,257	—	8,257
Belgium	74	6,971	—	7,045
Chile	1,249	107	—	1,356
China	27,759	40,300	—	68,059
Colombia	—	78	—	78
Denmark	—	14,821	—	14,821
Finland	193	7,228	—	7,421
France	929	95,170	—	96,099
Germany	4,234	66,983	—	71,217
Hong Kong	233	42,024	—	42,257
Indonesia	—	13,108	—	13,108
Ireland	1,123	1,030	—	2,153
Israel	705	1,222	—	1,927
Italy	—	16,453	—	16,453
Japan	255	119,923	—	120,178
Luxembourg	32	684	—	716
Macau	—	3,779	—	3,779
Malaysia	—	904	—	904
Mexico	8,047	53	—	8,100
Netherlands	805	39,353	—	40,158

OCTOBER 31, 2019	J.P. MORGAN FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Zealand	$—	$842	$—	$842
Norway	—	4,868	—	4,868
Portugal	—	566	—	566
Russia	—	5,268	—	5,268
Singapore	—	4,518	—	4,518
South Africa	—	13,464	—	13,464
South Korea	—	11,504	—	11,504
Spain	—	16,028	—	16,028
Sweden	—	16,957	—	16,957
Switzerland	365	80,328	—	80,693
Taiwan	25,208	6,821	—	32,029
Thailand	1,875	765	—	2,640
Turkey	—	668	—	668
United Arab Emirates	—	66	—	66
United Kingdom	1,954	100,211	—	102,165
United States	876,564	4,997	215	881,776
Other Common Stocks	82,486	—	—	82,486

Total Common Stocks	1,034,090	778,420	215	1,812,725

Preferred Stocks
United Kingdom	2	—	—	2
United States	17	41	331	389

Total Preferred Stocks	19	41	331	391

Debt Securities
Asset-Backed Securities
Cayman Islands	—	1,135	7,751	8,886
United States	—	127,840	55,876	183,716

Total Asset-Backed Securities	—	128,975	63,627	192,602

Collateralized Mortgage Obligations
Bermuda	—	—	3,103	3,103
United States	—	104,563	37,037	141,600

Total Collateralized Mortgage Obligations	—	104,563	40,140	144,703

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	1,995	1,995
United States	—	88,755	78,449	167,204

Total Commercial Mortgage-Backed Securities	—	88,755	80,444	169,199

Convertible Bonds	—	274	—	274
Corporate Bonds
United States	—	325,416	4	325,420
Other Corporate Bonds	—	131,746	—	131,746

Total Corporate Bonds	—	457,162	4	457,166

Loan Assignments
United States	—	21,129	253	21,382
Other Loan Assignments	—	979	—	979

Total Loan Assignments	—	22,108	253	22,361

Foreign Government Securities	—	354,445	—	354,445
Supranational	—	7,623	—	7,623
U.S. Treasury Obligations	—	46,547	—	46,547
Options Purchased
Call Options Purchased	21,280	115	—	21,395
Put Options Purchased	—	13	—	13

Total Options Purchased	21,280	128	—	21,408

154	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights	$—	$—	$15	$15
Warrants
United States	—	—	57	57
Other Warrants	—	2	—	2

Total Warrants	—	2	57	59

Short-Term Investments
Certificates of Deposit	—	5,831	—	5,831
Commercial Paper	—	3,328	—	3,328
Foreign Government Treasury Bills	—	206,800	—	206,800
Investment Companies	158,629	—	—	158,629

Total Short-Term Investments	158,629	215,959	—	374,588

Investment of cash collateral from securities loaned	32,306	—	—	32,306

Total Investments in Securities	$1,246,324	$2,205,002	$185,086	$3,636,412

Liabilities
Common Stocks	$(10,655)	$—	$—	$(10,655)
Exchange Traded Funds	(1,466)	—	—	(1,466)

Total Liabilities in Securities Sold Short	$(12,121)	$—	$—	$(12,121)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,347	$—	$2,347
Futures Contracts	7,380	—	—	7,380
Swaps	—	801	—	801

Total Appreciation in Other Financial Instruments	$7,380	$3,148	$—	$10,528

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(8,235)	$—	$(8,235)
Futures Contracts	(7,534)	—	—	(7,534)
Options Written
Call Options Written	—	(60)	—	(60)
Swaps	—	(123)	—	(123)

Total Depreciation in Other Financial Instruments	$(7,534)	$(8,418)	$—	$(15,952)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$95,164	$—	$95,164
Austria	—	14,117	—	14,117
Belgium	19,264	8,139	—	27,403
Cayman Islands	—	—	25	25
China	—	180,042	—	180,042
Czech Republic	—	11,161	—	11,161
Denmark	—	1,580	—	1,580
Finland	1,927	19,672	—	21,599
France	4,007	238,476	—	242,483
Germany	5,361	148,372	—	153,733
Hong Kong	—	58,403	—	58,403
Hungary	—	18,559	—	18,559
India	28,831	8,982	—	37,813
Indonesia	—	14,798	—	14,798

OCTOBER 31, 2019	J.P. MORGAN FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Ireland	$—	$2,011	$—	$2,011
Italy	—	59,714	—	59,714
Japan	35,685	130,114	—	165,799
Macau	—	10,706	—	10,706
Netherlands	6,149	32,108	—	38,257
New Zealand	—	3,681	1,488	5,169
Norway	—	29,938	—	29,938
Portugal	—	4,769	—	4,769
Russia	20,883	32,633	—	53,516
Singapore	—	15,168	—	15,168
South Africa	4,945	40,987	—	45,932
South Korea	6,401	44,011	—	50,412
Spain	—	87,967	—	87,967
Sweden	2,192	46,385	—	48,577
Switzerland	—	133,332	—	133,332
Taiwan	85,284	81,467	—	166,751
Thailand	11,570	11,995	—	23,565
Turkey	—	2,789	—	2,789
United Arab Emirates	—	6,352	—	6,352
United Kingdom	29,506	215,965	—	245,471
United States	2,377,904	2,596	3,022	2,383,522
Other Common Stocks	186,560	—	—	186,560

Total Common Stocks	2,826,469	1,812,153	4,535	4,643,157

Convertible Preferred Stocks
United States	62,718	4,093	—	66,811
Preferred Stocks
United States	85,719	2,362	4,230	92,311
Exchange Traded Funds	14,805	—	—	14,805
Debt Securities
Asset-Backed Securities
Cayman Islands	—	2,367	10,743	13,110
United States	—	317,344	357,064	674,408

Total Asset-Backed Securities	—	319,711	367,807	687,518

Collateralized Mortgage Obligations
Bermuda	—	—	6,680	6,680
United States	—	680,402	104,140	784,542

Total Collateralized Mortgage Obligations	—	680,402	110,820	791,222

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	2,992	2,992
United States	—	201,032	139,275	340,307

Total Commercial Mortgage-Backed Securities	—	201,032	142,267	343,299

Convertible Bonds	—	188,810	—	188,810
Corporate Bonds
United States	—	3,685,040	11	3,685,051
Other Corporate Bonds	—	852,184	—	852,184

Total Corporate Bonds	—	4,537,224	11	4,537,235

Loan Assignments
United States	—	319,066	1,842	320,908
Other Loan Assignments	—	9,270	—	9,270

Total Loan Assignments	—	328,336	1,842	330,178

Foreign Government Securities	—	256,059	—	256,059
Mortgage-Backed Securities	—	561,303	—	561,303
U.S. Government Agency Securities	—	4,176	—	4,176

156	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$109,714	$—	$109,714
Supranational	—	1,036	—	1,036
Rights	—	—	432	432
Warrants	—	—	1,482	1,482
Short-Term Investments
Certificates of Deposit	—	14,759	—	14,759
Commercial Paper	—	7,744	—	7,744
Investment Companies	691,756	—	—	691,756

Total Short-Term Investments	691,756	22,503	—	714,259

Total Investments in Securities	$3,681,467	$9,028,914	$633,426	$13,343,807

Appreciation in Other Financial Instruments
Futures Contracts	$3,029	$—	$—	$3,029

Depreciation in Other Financial Instruments
Futures Contracts	$(33,957)	$—	$—	$(33,957)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3		Transfers out of Level 3	Balance as of October 31, 2019
Investments in Securities
Asset-Backed Securities — Cayman Islands	$490	$—	$(395)	$—	(a)	$2,876	$—	$4,780		$—	$7,751
Asset-Backed Securities — United States	56,852	37	229	78		20,414	(29,656)	7,922		—	55,876
Collateralized Mortgage Obligations — Bermuda	—	—	— (a)	—		—	—	3,103		—	3,103
Collateralized Mortgage Obligations — United States	1,269	— (a)	203	3		36,298	(736)	—		—	37,037
Commercial Mortgage-Backed Securities — Cayman Islands	2,001	—	(6)	—		—	—	—		—	1,995
Commercial Mortgage-Backed Securities — United States	19,382	632	2,358	31		69,015	(19,411)	8,452		(2,010)	78,449
Common Stock — Canada	313	—	(113)	—		—	(200)	—		—	—
Common Stock — United States	14	—	(76)	—		296	(19)	—		—	215
Convertible Bond — United States	69	—	(70)	1		—	—	—		—	—
Corporate Bonds — United States	1,516	(136)	771	5		37	(2,189)	—	(a)	—	4
Foreign Government Securities	754	(125)	96	22		—	(747)	—		—	—
Loan Assignments — United States	212	—	40	—	(a)	153	(152)	—		—	253
Preferred Stocks — United States	298	—	34	—		118	(119)	—		—	331
Rights — United States	16	—	(1)	—		—	—	—		—	15
Warrants — United States	—	—	(17)	—		74	—	—		—	57

Total	$83,186	$408	$3,053	$140		$129,281	$(53,229)	$24,257		$(2,010)	$185,086

OCTOBER 31, 2019	J.P. MORGAN FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Income Builder Fund	Balance as of October 31, 2018		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3		Transfers out of Level 3	Balance as of October 31, 2019
Investments in Securities
Asset-Backed Securities — Cayman Islands	$1,675		$—	$(538)	$1		$5,077	$—	$4,528		$—	$10,743
Asset-Backed Securities — United States	412,897		150	(2,261)	1,178		100,387	(178,084)	22,797		—	357,064
Collateralized Mortgage Obligations — Bermuda	—		—	35	—		3,791	—	2,854		—	6,680
Collateralized Mortgage Obligations — United States	2,700		—	797	24		100,601	1,529	—		(1,511)	104,140
Commercial Mortgage-Backed Securities — Cayman Islands	4,945		—	(5)	—	(a)	—	(1,948)	—		—	2,992
Commercial Mortgage-Backed Securities — United States	53,699		(7,574)	10,406	40		92,464	(19,960)	10,200		—	139,275
Common Stocks — Canada	3,149		—	(1,138)	—		—	(2,011)	—		—	—
Common Stocks — Cayman Islands	87		—	(62)	—		—	—	—		—	25
Common Stocks — New Zealand	1,262		—	226	—		—	—	—		—	1,488
Common Stocks — United States	3,631		— (a)	(3,638)	—		3,819	(790)	—		—	3,022
Convertible Bonds — United States	219		—	—	—		—	—	—	(a)	(219)	—
Corporate Bonds — United Arab Emirates	695		—	—	—		—	31	—		(726)	—
Corporate Bonds — United States	11,235		(9,486)	8,401	19		—	(6,340)	—		(3,818)	11
Loan Assignments — United States	1,543		(595)	882	—		12	—	—		—	1,842
Preferred Stocks — United States	3,800		—	430	—		219	(219)	—		—	4,230
Rights — United States	377		—	55	—		—	—	—		—	432
Warrants — United States	—	(b)	—	(447)	—		1,929	—	—		—	1,482

Total	$501,914		$(17,505)	$13,143	$1,262		$308,299	$(207,792)	$40,379		$(6,274)	$633,426

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2019, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$2,364
Income Builder Fund	2,028

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2019 for Global Allocation Fund.

158	J.P. MORGAN FUNDS	OCTOBER 31, 2019

There were no significant transfers into or out of level 3 during the year ended October 31, 2019 for Income Builder Fund.

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$55,274		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 48.00% (14.86%)
				Constant Default Rate	0.00% - 5.00% (1.43%)
				Yield (Discount Rate of Cash Flows)	1.13% - 10.09% (3.48%)

Asset-Backed Securities	55,274

	78,448		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (1.11%)
				Constant Default Rate	0.00% - 5.00% (0.06%)
				Yield (Discount Rate of Cash Flows)	(42.70)% - 162.68% (4.96%)

Commercial Mortgage Backed Securities	78,448

	38,142		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 27.86% (17.25%)
				Constant Default Rate	0.00% - 2.95% (0.08%)
				Yield (Discount Rate of Cash Flows)	2.54% - 5.43% (4.09%)

Collateralized Mortgage Obligation	38,142

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Market Comparable Companies	Liquidity Discount	30.00% (30.00%)

Common Stock	—	(b)

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	99.99% (99.99%)

Corporate Bonds	—	(d)

	21		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	21

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	100.00% (100.00%)

Rights	—	(d)

Total	$171,885

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2019, the value of these investments was approximately $13,201,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Amount rounds to less than one thousand.
(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stock	—	(b)

	1		Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stock	1

	1		Pending Distribution	Discount for Potential Outcome (d)	99.99% - 100.00% (99.99%)

Corporate Bond	1

	357,062		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 48.00% (12.75%)
				Constant Default Rate	0.00% - 9.40% (1.85%)
				Yield (Discount Rate of Cash Flows)	1.13% - 62.00% (3.44%)

Asset-Backed Securities	357,062

	106,821		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (17.51%)
				Constant Default Rate	0.00% - 4.80% (0.15%)
				Yield (Discount Rate of Cash Flows)	2.51% - 5.82% (3.98%)

Collateralized Mortgage Obligations	106,821

	131,780		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.62%)
				Constant Default Rate	0.00% - 5.00% (0.03%)
				Yield (Discount Rate of Cash Flows)	-42.70% - 162.68% (5.80%)

Commercial Mortgage-Backed Securities	131,780

	—	(e)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	—	(e)

	189		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	189

Total	$595,854

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2019, the value of these investments was approximately $37,572,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(e)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

160	J.P. MORGAN FUNDS	OCTOBER 31, 2019

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had delayed delivery securities outstanding as of October 31, 2019, which are shown as a Payable for Investment securities purchased – delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2019 are detailed on the SOIs.

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Unfunded Commitments — The Funds have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

At October 31, 2019, the Funds had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

						Unfunded Commitment		Funded Commitment		Total Commitment
	Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Global Allocation Fund	Securus Technologies Holdings, Inc.	Term Loan	11/1/2024	0.000%	0.000%	$252	$233	$—	$—	$252	$233
Income Builder Fund	CVS Holdings I LP	Delayed Draw Term Loan	8/31/2026	0.000%	6.050%	117	114	19	19	136	133
	Securus Technologies Holdings, Inc.	Term Loan	11/1/2024	0.000%	0.000%	420	389	—	—	420	389

F. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retains loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed in the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2019 (amounts in thousands):

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to counterparty (not less than zero)
Global Allocation Fund	$31,088	($31,088)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Fund’s investments in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Global Allocation Fund	$1

162	J.P. MORGAN FUNDS	OCTOBER 31, 2019

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Income Builder Fund did not lend out any securities during the year ended October 31, 2019.

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Global Allocation Fund

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88%(a)(b)	$—	$1,408,846	$1,250,236	$(10)	$29	$158,629	158,566	$3,410		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 1.98%(a)(b)	—	20,000	—	—	2	20,002	20,000	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70%(a)(b)	—	57,027	44,723	—	—	12,304	12,304	40	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	183,639	681,011	864,650	—	—	—	—	1,508		—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	57,217	189,408	246,625	—	—	—	—	370		—

Total	$240,856	$2,356,292	$2,406,234	$(10)	$31	$190,935		$5,357		$—

Income Builder Fund

	For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.94%(a)(b)	$—	$599,179	$515,321	$(5)	$9	$83,862	83,828	$1,140	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88%(a)(b)	—	2,286,208	1,678,334	(41)	61	607,894	607,651	6,303	—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	1,171,854	912,988	2,084,842	—	—	—	—	3,506	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	12,630	294,530	307,160	—	—	—	—	756	—

Total	$1,184,484	$4,092,905	$4,585,657	$(46)	$70	$691,756		$11,705	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes H(1) — H(5) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized

164	J.P. MORGAN FUNDS	OCTOBER 31, 2019

appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk, foreign exchange risk and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including interest rate swaps, credit default swaps and total return basket swaps, to manage interest rate (e.g., duration, yield curve), credit risks and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit

OCTOBER 31, 2019	J.P. MORGAN FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within the swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statements of Operations.

Swaps involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swap consists of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/ (losses) realized when the swap resets; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contract is subject to a master netting arrangement. The Fund may be required to post or receive collateral for the total return basket swap.

166	J.P. MORGAN FUNDS	OCTOBER 31, 2019

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps (a)	OTC Swaps	Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$1,152	$21,280	$5,053	$—	$27,485
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	128	1,018	2,347	3,493
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	76	—	—	1,309	—	1,385

Total		$76	$1,152	$21,408	$7,380	$2,347	$32,363

Gross Liabilities:
Credit contracts	Payables, Net Assets — Unrealized Depreciation	$(15)	$(141)	$—	$—	$—	$(156)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	—	—	(4,217)	—	(4,217)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(60)	(629)	(8,235)	(8,924)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(48)	—	—	(2,688)	—	(2,736)

Total		$(63)	$(141)	$(60)	$(7,534)	$(8,235)	$(16,033)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$3,029

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(15,097)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(12,470)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(6,390)

Total		$(33,957)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2019, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(468)	$(468)
Equity contracts	(5,266)	(21,747)	—	(220)	(27,233)
Foreign exchange contracts	(102)	(9,450)	32,375	—	22,823
Interest rate contracts	—	22,295	—	78	22,373

Total	$(5,368)	$(8,902)	$32,375	$(610)	$17,495

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(85)	$(85)
Equity contracts	13,259	(1,592)	—	1,385	13,052
Foreign exchange contracts	30	4,671	(19,561)	—	(14,860)
Interest rate contracts	—	4,415	—	29	4,444

Total	$13,289	$7,494	$(19,561)	$1,329	$2,551

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(96,955)
Foreign exchange contracts	19,880
Interest rate contracts	81,564

Total	$4,489

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$369
Foreign exchange contracts	25,896
Interest rate contracts	(6,390)

Total	$19,875

168	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):

	Global Allocation Fund		Income Builder Fund
Futures Contracts — Equity:
Average Notional Balance Long	$321,939		$197,435
Average Notional Balance Short	477,140		511,112
Ending Notional Balance Long	266,181		271,249
Ending Notional Balance Short	326,792		598,798

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	304,015		—
Average Notional Balance Short	61,953	(a)	270,890
Ending Notional Balance Long	301,867		—
Ending Notional Balance Short	—		270,425

Futures Contracts — Interest Rate:
Average Notional Balance Long	476,493		1,667,583
Average Notional Balance Short	102,591		—
Ending Notional Balance Long	549,802		1,311,361
Ending Notional Balance Short	197,724		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	239,656		—
Average Settlement Value Sold	770,396		—
Ending Settlement Value Purchased	324,720		—
Ending Settlement Value Sold	962,972		—

Exchange-Traded Options:
Average Number of Contracts Purchased	46,948		—
Ending Number of Contracts Purchased	71,494		—

Swaptions & OTC Options:
Average Notional Balance Purchased	12,102		—
Average Notional Balance Written	2,266		—
Ending Notional Balance Purchased	27,123		—
Ending Notional Balance Written	10,897		—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed rate	4,220		—
Average Notional Balance — Receives Fixed rate	2,705		—
Ending Notional Balance — Pays Fixed Rate	19,275		—
Ending Notional Balance — Receives Fixed Rate	2,599		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	12,867		—
Average Notional Balance — Sell Protection	54		—
Ending Notional Balance — Buy Protection	5,500		—

Total Return Basket Swaps:
Average Notional Balance Long	31,574		—
Ending Notional Balance Long	15,783		—

(a)	For the period November 1, 2018 through January 31, 2019.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in accounts

OCTOBER 31, 2019	J.P. MORGAN FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2019 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Bank of America, NA	Collateral Received	$1,152	$(1,180)
Goldman Sachs International	Collateral Posted	(132)	260

The Funds’ derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

I. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2019, the Fund had outstanding short sales as listed on the SOI.

J. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

L. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

170	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Global Allocation Fund
Transfer agency fees	$29	$32	$34	$3	$—	(a)	$—	(a)	$—	(a)	$7	$105
Income Builder Fund
Transfer agency fees	126	148	65	n/a	n/a		n/a		n/a		5	344

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Income Builder Fund and quarterly for Global Allocation Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$—	(a)	$28,681	$(28,681)
Income Builder Fund	—	(a)	(9,177)	9,177

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in swap contracts and investments in passive foreign investment companies (“PFICs”).

P. Recent Accounting Pronouncement — In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and has determined that the amendments will have no effect on the Funds’ net assets or results of operations.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55	%(1)
Income Builder Fund	0.42	(2)

(1)	Prior to September 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.
(2)	Prior to September 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019, the effective rate for Global Allocation Fund and Income Builder Fund was 0.08% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2, Class R3 and Class T Shares of the Funds, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$71	$1
Income Builder Fund	556	1

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Allocation Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

172	J.P. MORGAN FUNDS	OCTOBER 31, 2019

G. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52

The expense limitation agreements were in effect for the year ended October 31, 2019 and are in place until at least May 31, 2020.

For the year ended October 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$1,416	$944	$3,643	$6,003	$3
Income Builder Fund	2,759	1,838	26,509	31,106	1,145

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2019 were as follows (amounts in thousands):

Global Allocation Fund	$428
Income Builder Fund	911

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$3,376,799	$3,533,763	$37,117	$27,274	$802,568	$843,558
Income Builder Fund	6,563,676	5,620,507	128,058	40,144	—	—

OCTOBER 31, 2019	J.P. MORGAN FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$3,322,564	$359,911	$63,262	$296,649
Income Builder Fund	12,439,748	1,146,539	273,408	873,131

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in perpetual bonds, mark to market of forward foreign currency contracts, mark to market of futures contracts, investments in contingent payment debt instruments, and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
Global Allocation Fund	$92,606	$92,606
Income Builder Fund	487,247	487,247

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$72,079	$23,820	$95,899
Income Builder Fund	501,026	—	501,026

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$41,019	$(37,893)	$248,340
Income Builder Fund	21,606	19,179	872,235

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, investments in contingent payment debt instruments, straddle loss deferrals, investments in perpetual bonds and investments In PFICs.

As of October 31, 2019, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$37,893	$—

During the year ended October 31, 2019, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Income Builder Fund	$14,741	$—

174	J.P. MORGAN FUNDS	OCTOBER 31, 2019

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended October 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	26.9%
Income Builder Fund	1	15.9	2	22.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the

OCTOBER 31, 2019	J.P. MORGAN FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

176	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included physical inspection of securities owned as of October 31, 2019 and held by custodian and confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	177

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

178	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	179

TRUSTEES

(Unaudited) (continued)

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

180	J.P. MORGAN FUNDS	OCTOBER 31, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	181

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019, and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$1,025.20	$5.31	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,022.50	7.85	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	1,026.30	4.03	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R2
Actual	1,000.00	1,023.60	7.19	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class R3
Actual	1,000.00	1,024.40	5.92	1.16
Hypothetical	1,000.00	1,019.36	5.90	1.16
Class R4
Actual	1,000.00	1,025.90	4.65	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class R5
Actual	1,000.00	1,026.50	3.88	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R6
Actual	1,000.00	1,027.00	3.37	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66

182	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$1,039.90	$3.80	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class C
Actual	1,000.00	1,037.40	6.37	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class I
Actual	1,000.00	1,039.60	3.03	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,040.00	2.62	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2019	J.P. MORGAN FUNDS	183

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which the Funds may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds as compared to the Funds’ objectives and peer groups. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high

184	J.P. MORGAN FUNDS	OCTOBER 31, 2019

quality service to each Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and the Adviser, earn fees from each Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which each Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	185

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s performance for Class A shares was in the third, second and third quintiles based upon the Peer Group, and the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group, and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group, and in the second quintile based upon the Universe, for the one-year period ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Income Builder Fund’s performance for Class A shares was in the second, third and second quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the first quintile based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class R6 shares was in the first quintile based upon both the Peer Group and the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes

186	J.P. MORGAN FUNDS	OCTOBER 31, 2019

made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer

Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective September 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, and noting a reduction in the contractual advisory fee effective September 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	187

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2019:

Dividends Received Deduction
Global Allocation Fund	15.62%
Income Builder Fund	10.73

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2019 (amounts in thousands):

Qualified Dividend Income
Global Allocation Fund	$43,808
Income Builder Fund	129,217

188	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019	AN-IB-GAL-1019

Annual Report

J.P. Morgan Funds

October 31, 2019

JPMorgan Emerging Markets Strategic Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.36%
J.P. Morgan Emerging Markets Bond Index Global Diversified	14.35%
Emerging Markets Strategic Debt Composite Benchmark**	14.10%
Net Assets as of 10/31/2019 (In Thousands)	$727,125
Duration as of 10/31/2019	8.0 years

INVESTMENT OBJECTIVE***

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute performance and underperformed both the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) and the Emerging Markets Strategic Debt Composite Benchmark for the twelve months ended October 31, 2019.

Relative to the Index, the Fund’s underweight allocation to emerging markets sovereign bonds was a leading detractor from performance amid a broad and rapid rebound in sovereign debt markets at the start of 2019. The Fund’s overweight allocation to local currency-denominated bonds and emerging markets corporate bonds contributed to relative performance.

The Fund’s underweight position in Turkey was the largest detractor from relative performance. Turkish bonds performed well during the reporting period amid strong domestic consumer demand and economic growth as well as positive investor sentiment toward the broader market for emerging markets debt. The Fund’s overweight position in Lebanon and its security selection in South Africa also detracted from relative performance. Lebanese bonds were hurt by ongoing political uncertainty, while South African bonds were hurt by investor concerns about the country’s fiscal policies and rising government debt.

The Fund’s underweight positions in Argentina and its security selection in Ukraine were the largest contributors to relative performance. Argentinian bonds decreased significantly in value following a poor showing by President Mauricio Macri in the preliminary round of presidential voting in mid-August 2019. Ukrainian bonds were among the top performers over the reporting period amid economic reforms adopted under an International Monetary Fund program and an improved macro-economic outlook.

Relative to the Composite Benchmark, the Fund’s security selection in emerging market sovereign bonds and its out-of-Benchmark allocations to emerging markets local currency bonds and emerging markets corporate bonds detracted from performance.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund largest overweight positions were in investments in the currencies of Peru, Indonesia and Mexico, while the Fund’s largest underweight positions were in investments in the currencies of South Africa, South Korea, and Colombia. In terms of sovereign debt, the Fund was overweight in Russia, Peru and Serbia and underweight in the Philippines, Poland and China.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2019

PORTFOLIO COMPOSITION BY SECURITY TYPE****
Foreign Government Securities	70.5%
Corporate Bonds	27.3
Supranational	0.3
Options Purchased	0.2
Short-Term Investments	1.7

PORTFOLIO COMPOSITION BY COUNTRY****
Russia	5.5%
Indonesia	5.2
South Africa	4.5
Peru	4.5
Ukraine	3.5
Mexico	3.5
Turkey	3.4
Dominican Republic	3.4
Ecuador	3.2
Chile	2.9
Brazil	2.5
Colombia	2.5
Lebanon	2.3
Kazakhstan	2.1
China	2.1
United Arab Emirates	2.1
Qatar	2.0
Sri Lanka	2.0
Nigeria	1.9
Bahrain	1.9
Hungary	1.8
Serbia	1.6
Panama	1.6
Saudi Arabia	1.6
El Salvador	1.5
Angola	1.4
Argentina	1.4
Ivory Coast	1.4
Oman	1.4
Uruguay	1.3
Romania	1.3
Egypt	1.1
Jamaica	1.1
Paraguay	1.0
Mongolia	1.0
Others (each less than 1.0%)	16.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Emerging Markets Strategic Debt Composite Benchmark is made up of an equally weighted average of the J.P. Morgan Emerging Markets Bond Index Global Diversified, JPM Government Bond Index-Emerging Markets Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge*		6.77%	(1.23)%	(1.55)%
Without Sales Charge		10.97	(0.47)	(1.04)
CLASS C SHARES	June 29, 2012
With CDSC**		9.50	(0.97)	(1.52)
Without CDSC		10.50	(0.97)	(1.52)
CLASS I SHARES	June 29, 2012	11.36	(0.21)	(0.79)
CLASS R2 SHARES	June 29, 2012	10.81	(0.70)	(1.27)
CLASS R5 SHARES	June 29, 2012	11.63	0.00 ***	(0.58)
CLASS R6 SHARES	June 29, 2012	11.58	0.04	(0.53)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Amount rounds to less than 0.005%.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, Emerging Markets Strategic Debt Composite Benchmark and the Lipper Emerging Markets Hard Currency Debt Funds Index from June 29, 2012 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The performance of the Lipper Emerging Markets Hard Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan Emerging Markets Bond Index (EMBI)

Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Lipper Emerging Markets Hard Currency Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — 68.5%

Albania — 0.0% (a)

Republic of Albania 3.50%, 10/9/2025 (b)	EUR194	235

Angola — 1.4%

Republic of Angola

9.50%, 11/12/2025 (c)	5,010	5,643

8.25%, 5/9/2028 (c)	2,300	2,402

9.38%, 5/8/2048 (c)	2,000	2,115

		10,160

Argentina — 1.1%

Republic of Argentina

6.88%, 4/22/2021	2,512	1,133

5.88%, 1/11/2028	2,845	1,088

6.63%, 7/6/2028	4,300	1,684

8.28%, 12/31/2033	2,821	1,441

7.13%, 7/6/2036	603	236

7.63%, 4/22/2046	2,798	1,126

6.88%, 1/11/2048	2,682	1,056

7.13%, 6/28/2117	182	73

		7,837

Armenia — 0.4%

Republic of Armenia 3.95%, 9/26/2029 (b)	2,740	2,665

Azerbaijan — 0.6%

Republic of Azerbaijan

4.75%, 3/18/2024 (c)	2,349	2,487

3.50%, 9/1/2032 (c)	1,700	1,651

		4,138

Bahrain — 1.1%

Kingdom of Bahrain

6.13%, 8/1/2023 (c)	500	544

7.00%, 1/26/2026 (c)	1,100	1,257

7.00%, 10/12/2028 (c)	1,200	1,384

6.75%, 9/20/2029 (c)	544	619

6.00%, 9/19/2044 (c)	4,489	4,520

		8,324

Belarus — 0.2%

Republic of Belarus

6.88%, 2/28/2023 (c)	790	849

6.20%, 2/28/2030 (c)	500	534

		1,383

Benin — 0.2%

Benin Government International Bond 5.75%, 3/26/2026 (b)	EUR 1,520	1,746

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Bermuda — 0.2%

Government of Bermuda

4.85%, 2/6/2024 (c)	643	701

3.72%, 1/25/2027 (c)	576	605

		1,306

Bolivia — 0.2%

Plurinational State of Bolivia 4.50%, 3/20/2028 (c)	1,500	1,404

Brazil — 1.0%

Federative Republic of Brazil

6.00%, 4/7/2026	1,760	2,044

4.63%, 1/13/2028	3,439	3,678

8.25%, 1/20/2034	1,043	1,445

		7,167

Chile — 0.2%

Republic of Chile 3.50%, 1/25/2050	1,600	1,721

Colombia — 1.5%

Republic of Colombia

3.88%, 4/25/2027	4,200	4,471

4.50%, 3/15/2029	528	588

7.38%, 9/18/2037	1,000	1,420

5.00%, 6/15/2045	3,271	3,814

5.20%, 5/15/2049	300	361

		10,654

Costa Rica — 0.7%

Instituto Costarricense de Electricidad

6.95%, 11/10/2021 (c)	600	611

6.38%, 5/15/2043 (c)	700	570

Republic of Costa Rica

4.25%, 1/26/2023 (c)	1,600	1,569

4.38%, 4/30/2025 (c)	1,106	1,060

5.63%, 4/30/2043 (c)	1,500	1,300

		5,110

Croatia — 0.5%

Republic of Croatia

5.50%, 4/4/2023 (c)	931	1,029

6.00%, 1/26/2024 (c)	2,063	2,375

		3,404

Czech Republic — 0.8%

Czech Republic Government Bond

2.00%, 10/13/2033	CZK 100,840	4,718

4.85%, 11/26/2057 (c)	CZK15,500	1,142

		5,860

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Dominican Republic — 3.3%

Government of Dominican Republic

8.90%, 2/15/2023 (c)	DOP19,350	369

5.88%, 4/18/2024 (c)	3,200	3,424

5.50%, 1/27/2025 (c)	900	963

6.88%, 1/29/2026 (c)	1,900	2,170

9.75%, 6/5/2026 (b)	DOP 195,000	3,741

5.95%, 1/25/2027 (c)	1,610	1,771

6.00%, 7/19/2028 (c)	555	615

7.45%, 4/30/2044 (c)	2,176	2,612

6.85%, 1/27/2045 (c)	997	1,125

6.40%, 6/5/2049 (b)	3,890	4,210

6.40%, 6/5/2049 (c)	2,500	2,705

		23,705

Ecuador — 2.7%

Republic of Ecuador

10.75%, 3/28/2022 (c)	5,620	5,980

8.75%, 6/2/2023 (c)	1,050	1,067

7.95%, 6/20/2024 (c)	200	193

9.65%, 12/13/2026 (c)	1,200	1,183

9.63%, 6/2/2027 (c)	705	686

8.88%, 10/23/2027 (c)	2,400	2,251

7.88%, 1/23/2028 (c)	2,759	2,479

10.75%, 1/31/2029 (b)	2,670	2,719

9.50%, 3/27/2030 (b)	3,469	3,330

		19,888

Egypt — 1.1%

Arab Republic of Egypt

5.88%, 6/11/2025 (c)	1,900	1,968

4.75%, 4/16/2026 (c)	EUR677	775

7.50%, 1/31/2027 (c)	3,400	3,685

8.50%, 1/31/2047 (c)	1,433	1,505

		7,933

El Salvador — 1.4%

El Salvador Government Bond

8.63%, 2/28/2029 (c)	1,320	1,568

7.12%, 1/20/2050 (c)	350	358

Republic of El Salvador

7.38%, 12/1/2019 (c)	2,328	2,334

7.75%, 1/24/2023 (c)	1,820	1,992

5.88%, 1/30/2025 (c)	720	749

8.25%, 4/10/2032 (c)	558	644

7.65%, 6/15/2035 (c)	917	1,000

7.12%, 1/20/2050 (b)	1,590	1,628

		10,273

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Ethiopia — 0.4%

Republic of Ethiopia 6.63%, 12/11/2024 (c)	2,937	3,089

Gabon — 0.7%

Gabonese Republic

6.38%, 12/12/2024 (c)	4,517	4,493

6.95%, 6/16/2025 (c)	802	809

		5,302

Ghana — 0.6%

Republic of Ghana

7.88%, 8/7/2023 (c)	2,180	2,378

7.63%, 5/16/2029 (c)	1,600	1,620

		3,998

Guatemala — 0.4%

Republic of Guatemala

4.50%, 5/3/2026 (c)	884	926

4.90%, 6/1/2030 (b)	930	990

6.13%, 6/1/2050 (b)	530	625

		2,541

Honduras — 0.2%

Republic of Honduras 6.25%, 1/19/2027 (c)	1,295	1,389

Hungary — 1.6%

Republic of Hungary

5.75%, 11/22/2023	3,124	3,531

5.38%, 3/25/2024	3,800	4,284

3.00%, 10/27/2038	HUF998,100	3,572

		11,387

Indonesia — 3.3%

Republic of Indonesia

5.88%, 1/15/2024 (c)	2,100	2,366

1.45%, 9/18/2026	EUR573	661

4.35%, 1/8/2027 (c)	2,000	2,179

8.25%, 5/15/2029	IDR 113,800,000	8,813

1.40%, 10/30/2031	EUR2,467	2,746

6.63%, 2/17/2037 (c)	900	1,213

6.75%, 1/15/2044 (c)	1,500	2,143

7.38%, 5/15/2048	IDR51,143,000	3,532

		23,653

Iraq — 0.3%

Republic of Iraq 5.80%, 1/15/2028 (c)	2,600	2,493

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Ivory Coast — 1.3%

Republic of Cote d’Ivoire

5.88%, 10/17/2031 (b)	EUR 3,270	3,716

6.13%, 6/15/2033 (c)	1,539	1,511

6.88%, 10/17/2040 (b)	EUR 3,850	4,406

		9,633

Jamaica — 1.1%

Jamaica Government International Bond

6.75%, 4/28/2028	2,000	2,368

8.00%, 3/15/2039	1,261	1,678

7.88%, 7/28/2045	2,705	3,583

		7,629

Jordan — 0.1%

Kingdom of Jordan 5.75%, 1/31/2027 (c)	806	835

Kazakhstan — 0.2%

Republic of Kazakhstan 1.50%, 9/30/2034 (b)	EUR 1,546	1,717

Kenya — 0.5%

Republic of Kenya 6.88%, 6/24/2024 (c)	3,400	3,617

Lebanon — 2.2%

Republic of Lebanon

6.38%, 3/9/2020	2,400	1,968

6.00%, 1/27/2023 (c)	1,308	775

6.65%, 4/22/2024 (c)	8,517	4,855

6.60%, 11/27/2026 (c)	2,293	1,273

6.85%, 3/23/2027 (c)	5,886	3,267

6.65%, 11/3/2028 (c)	5,891	3,284

6.65%, 2/26/2030 (c)	930	518

7.00%, 3/23/2032 (c)	145	81

7.25%, 3/23/2037 (c)	470	265

		16,286

Macedonia, the Former Yugoslav Republic of — 0.4%

Republic of North Macedonia

2.75%, 1/18/2025 (c)	EUR 2,100	2,523

2.75%, 1/18/2025 (b)	EUR432	519

		3,042

Malaysia — 0.3%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (c)	2,400	2,307

Mexico — 1.3%

United Mexican States

4.15%, 3/28/2027	1,000	1,071

3.75%, 1/11/2028	900	939

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Mexico — continued

4.50%, 4/22/2029	2,100	2,312

4.75%, 3/8/2044	1,400	1,530

5.55%, 1/21/2045	790	962

4.60%, 1/23/2046	1,000	1,071

4.60%, 2/10/2048	1,000	1,083

5.75%, 10/12/2110	400	466

		9,434

Mongolia — 0.5%

Mongolia Government International Bond

10.88%, 4/6/2021 (c)	200	219

5.63%, 5/1/2023 (c)	1,100	1,127

8.75%, 3/9/2024 (c)	1,700	1,923

		3,269

Montenegro — 0.2%

Republic of Montenegro 3.38%, 4/21/2025 (b)	EUR1,440	1,718

Morocco — 0.1%

Kingdom of Morocco 5.50%, 12/11/2042 (c)	800	963

Namibia — 0.1%

Republic of Namibia

5.50%, 11/3/2021 (c)	299	309

5.25%, 10/29/2025 (c)	701	713

		1,022

Nigeria — 1.8%

Federal Republic of Nigeria

6.75%, 1/28/2021 (c)	800	829

7.63%, 11/21/2025 (c)	1,600	1,743

7.63%, 11/21/2025 (b)	1,020	1,111

6.50%, 11/28/2027 (c)	1,000	1,002

13.98%, 2/23/2028	NGN 1,270,000	3,611

7.14%, 2/23/2030 (c)	2,000	2,007

8.75%, 1/21/2031 (c)	800	881

7.88%, 2/16/2032 (c)	514	530

9.25%, 1/21/2049 (c)	1,200	1,330

		13,044

Oman — 1.2%

Oman Government International Bond

4.75%, 6/15/2026 (c)	3,700	3,589

5.38%, 3/8/2027 (c)	1,800	1,782

6.75%, 1/17/2048 (c)	3,222	3,019

		8,390

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Pakistan — 0.5%

Republic of Pakistan

8.25%, 4/15/2024 (c)	1,800	1,956

6.88%, 12/5/2027 (c)	1,815	1,813

		3,769

Panama — 1.2%

Republic of Panama

3.75%, 3/16/2025	2,400	2,539

3.75%, 4/17/2026 (b)	2,840	2,961

3.88%, 3/17/2028	2,400	2,613

9.38%, 4/1/2029	400	612

		8,725

Paraguay — 0.9%

Republic of Paraguay

4.63%, 1/25/2023 (c)	1,700	1,797

4.70%, 3/27/2027 (c)	2,550	2,791

6.10%, 8/11/2044 (c)	1,368	1,668

		6,256

Peru — 2.1%

Republic of Peru

5.94%, 2/12/2029 (b)	PEN670	225

6.95%, 8/12/2031 (c)	PEN 33,430	12,064

8.75%, 11/21/2033	500	826

5.40%, 8/12/2034 (c)	PEN900	286

5.63%, 11/18/2050	1,500	2,198

		15,599

Philippines — 0.8%

Republic of the Philippines

0.88%, 5/17/2027	EUR1,180	1,355

7.75%, 1/14/2031	2,000	2,968

3.70%, 2/2/2042	1,600	1,804

		6,127

Qatar — 1.7%

State of Qatar

4.50%, 4/23/2028 (c)	4,100	4,689

4.82%, 3/14/2049 (c)	4,100	5,043

4.82%, 3/14/2049 (b)	2,000	2,460

		12,192

Romania — 1.2%

Republic of Romania

5.13%, 6/15/2048 (c)	2,300	2,646

4.63%, 4/3/2049 (b)	EUR2,000	2,908

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Romania — continued

4.63%, 4/3/2049 (c)	EUR2,389	3,474

		9,028

Russia — 5.2%

Russian Federation

4.88%, 9/16/2023 (c)	4,400	4,829

7.75%, 9/16/2026	RUB 471,740	7,969

8.15%, 2/3/2027	RUB 785,000	13,554

7.25%, 5/10/2034	RUB 265,000	4,386

5.88%, 9/16/2043 (c)	5,800	7,402

		38,140

Saudi Arabia — 1.2%

Kingdom of Saudi Arabia

0.75%, 7/9/2027 (b)	EUR3,040	3,463

4.38%, 4/16/2029 (c)	2,000	2,234

2.00%, 7/9/2039 (b)	EUR1,040	1,225

5.00%, 4/17/2049 (c)	400	474

5.25%, 1/16/2050 (c)	800	987

		8,383

Senegal — 0.0% (a)

Republic of Senegal 6.25%, 7/30/2024 (c)	200	218

Serbia — 1.7%

Republic of Serbia

7.25%, 9/28/2021 (c)	1,171	1,276

4.50%, 1/11/2026	RSD 439,890	4,541

5.88%, 2/8/2028	RSD 270,000	3,093

1.50%, 6/26/2029 (b)	EUR2,820	3,244

		12,154

South Africa — 3.3%

Republic of South Africa

4.67%, 1/17/2024	1,700	1,774

5.88%, 9/16/2025	200	218

10.50%, 12/21/2026	ZAR53,000	3,874

4.30%, 10/12/2028	3,449	3,329

8.00%, 1/31/2030	ZAR95,400	5,812

8.88%, 2/28/2035	ZAR85,500	5,258

9.00%, 1/31/2040	ZAR35,500	2,138

6.25%, 3/8/2041	1,200	1,291

5.00%, 10/12/2046	400	367

		24,061

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Sri Lanka — 1.9%

Republic of Sri Lanka

6.25%, 10/4/2020 (c)	1,300	1,321

6.25%, 7/27/2021 (c)	1,700	1,726

5.75%, 4/18/2023 (c)	2,700	2,707

6.35%, 6/28/2024 (b)	720	729

6.85%, 11/3/2025 (c)	500	507

6.20%, 5/11/2027 (c)	600	575

6.75%, 4/18/2028 (c)	6,358	6,207

		13,772

Tajikistan — 0.3%

Republic of Tajikistan International Bond 7.13%, 9/14/2027 (c)	2,400	2,027

Turkey — 3.1%

Export Credit Bank of Turkey 8.25%, 1/24/2024 (b)	340	363

Republic of Turkey

5.75%, 3/22/2024	1,450	1,462

5.20%, 2/16/2026	EUR1,130	1,323

4.88%, 10/9/2026	2,000	1,876

11.00%, 2/24/2027	TRY 55,750	9,059

7.63%, 4/26/2029	2,350	2,523

4.88%, 4/16/2043	6,537	5,207

6.63%, 2/17/2045	700	665

		22,478

Ukraine — 3.3%

Republic of Ukraine

Zero Coupon, 12/4/2019 (c)	UAH 35,000	1,392

Zero Coupon, 1/29/2020 (c)	UAH 79,000	3,068

7.75%, 9/1/2021 (c)	2,500	2,614

7.75%, 9/1/2022 (c)	642	682

7.75%, 9/1/2024 (c)	3,260	3,491

15.84%, 2/26/2025 (c)	UAH 88,180	3,733

7.38%, 9/25/2032 (c)	4,418	4,620

0.00%, 5/31/2040 (c) (d)	4,847	4,552

		24,152

United Arab Emirates — 0.7%

Abu Dhabi Government Bond 4.13%, 10/11/2047 (c)	4,200	4,833

Uruguay — 1.3%

Republic of Uruguay

7.88%, 1/15/2033	2,900	4,334

5.10%, 6/18/2050	2,138	2,555

4.98%, 4/20/2055	1,960	2,299

		9,188

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Uzbekistan — 0.3%

Republic of Uzbekistan 4.75%, 2/20/2024 (c)	2,100	2,209

Venezuela, Bolivarian Republic of — 0.0% (a)

Republic of Venezuela

7.75%, 10/13/2019 (c) (e)	91	9

12.75%, 8/23/2022 (c) (e)	1,470	140

9.25%, 5/7/2028 (c) (e)	2,130	202

		351

Vietnam — 0.2%

Republic of Vietnam 4.80%, 11/19/2024 (c)	1,200	1,311

Zambia — 0.2%

Republic of Zambia 8.97%, 7/30/2027 (c)	2,145	1,512

Total Foreign Government Securities (Cost $491,053)		498,156

Corporate Bonds — 26.6%

Argentina — 0.3%

YPF Energia Electrica SA 10.00%, 7/25/2026 (b)	476	359

YPF SA

8.75%, 4/4/2024 (c)	320	266

6.95%, 7/21/2027 (c)	535	400

8.50%, 6/27/2029 (b) (f)	1,640	1,245

		2,270

Azerbaijan — 0.2%

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (c)	1,400	1,680

		1,680

Bahrain — 0.7%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (c)	1,040	1,040

BBK BSC 5.50%, 7/9/2024 (c)	1,220	1,235

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (b)	1,100	1,249

8.38%, 11/7/2028 (b)	1,100	1,291

		4,815

Belarus — 0.3%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (b)	2,270	2,383

Brazil — 1.4%

Banco Votorantim SA 4.00%, 9/24/2022 (b)	450	459

Braskem America Finance Co. 7.13%, 7/22/2041 (c)	380	449

Braskem Netherlands Finance BV 4.50%, 1/31/2030 (b)	550	545

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Brazil — continued

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (b)	1,600	1,866

Itau Unibanco Holding SA 6.20%, 12/21/2021 (c)	520	553

JSL Europe SA 7.75%, 7/26/2024 (b)	531	560

Klabin Austria GmbH 7.00%, 4/3/2049 (b)	320	347

MV24 Capital BV 6.75%, 6/1/2034 (b)	360	376

Petrobras Global Finance BV

5.09%, 1/15/2030 (b)	126	133

6.90%, 3/19/2049	3,380	3,917

Prumo Participacoes e Investimentos S/A 7.50%, 12/31/2031 (b)	470	489

Vale Overseas Ltd. 6.88%, 11/21/2036	320	404

Votorantim Cimentos International SA 7.25%, 4/5/2041 (c)	200	253

		10,351

Cayman Islands — 0.4%

Bioceanico Sovereign Certificate Ltd. 0.00%, 6/5/2034 (b)	4,310	2,995

Chile — 2.6%

Celulosa Arauco y Constitucion SA

4.20%, 1/29/2030 (b)	400	399

5.50%, 4/30/2049 (b)	280	295

Corp. Nacional del Cobre de Chile

3.63%, 8/1/2027 (c)	266	279

3.00%, 9/30/2029 (b)	3,620	3,605

4.38%, 2/5/2049 (b)	3,200	3,533

4.38%, 2/5/2049 (c)	1,500	1,656

3.70%, 1/30/2050 (b)	2,906	2,854

Empresa de Transporte de Pasajeros Metro SA

4.75%, 2/4/2024 (c)	1,100	1,181

5.00%, 1/25/2047 (c)	400	468

Empresa Electrica Cochrane SpA 5.50%, 5/14/2027 (b)	220	227

Empresa Nacional del Petroleo

3.75%, 8/5/2026 (c)	1,200	1,229

5.25%, 11/6/2029 (b)	1,750	1,959

5.25%, 11/6/2029 (c)	720	806

4.50%, 9/14/2047 (c)	400	419

		18,910

China — 2.0%

Agile Group Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.25%), 8.38%, 12/4/2023 (c) (g) (h) (i)	410	422

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

China — continued

Avi Funding Co. Ltd. 3.80%, 9/16/2025 (c)	900	948

CCCI Treasure Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 4/21/2020 (c) (g) (h) (i)	470	471

CDBL Funding 1 4.25%, 12/2/2024 (c)	452	479

China Aoyuan Group Ltd. 8.50%, 1/23/2022 (c)	1,180	1,242

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (c)	1,100	1,108

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (c)	1,100	1,159

CNOOC Finance Ltd. 3.30%, 9/30/2049	221	216

ENN Clean Energy International Investment Ltd. 7.50%, 2/27/2021 (c)	240	249

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (c)	570	529

Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (c)	200	201

Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.38%, 9/21/2022 (c)	200	179

Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (c)	1,370	1,371

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (c)	1,000	1,062

New Metro Global Ltd. 6.50%, 4/23/2021 (c)	540	532

Sinopec Group Overseas Development Ltd. 5.38%, 10/17/2043 (c)	672	885

Tencent Holdings Ltd. 3.98%, 4/11/2029 (b)	1,830	1,971

Three Gorges Finance I Cayman Islands Ltd. 3.70%, 6/10/2025 (c)	800	849

Yango Justice International Ltd. 10.25%, 3/18/2022 (c)	770	741

		14,614

Colombia — 0.9%

Ecopetrol SA

5.88%, 9/18/2023	1,300	1,446

5.38%, 6/26/2026	1,418	1,593

5.88%, 5/28/2045	370	426

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (b)	1,520	1,586

Geopark Ltd. 6.50%, 9/21/2024 (b)	510	526

Millicom International Cellular SA 5.13%, 1/15/2028 (c)	1,200	1,237

		6,814

Congo, Democratic Republic of the — 0.1%

HTA Group Ltd. 9.13%, 3/8/2022 (c)	660	687

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Ecuador — 0.4%

Petroamazonas EP

4.63%, 2/16/2020 (c)	867	863

4.63%, 11/6/2020 (b)	1,980	1,951

		2,814

Georgia — 0.3%

Georgian Railway JSC 7.75%, 7/11/2022 (c)	1,100	1,204

TBC Bank JSC 5.75%, 6/19/2024 (b)	1,100	1,129

		2,333

Guatemala — 0.1%

Energuate Trust 5.88%, 5/3/2027 (c)	730	734

Hong Kong — 0.3%

China CITIC Bank International Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.25%), 4.62%, 2/28/2029 (c) (h)	440	459

King Power Capital Ltd. 5.63%, 11/3/2024 (c)	900	1,012

Metropolitan Light Co. Ltd. 5.50%, 11/21/2022 (b)	325	336

NWD MTN Ltd. 4.13%, 7/18/2029 (c)	220	221

Sun Hung Kai Properties Capital Market Ltd. 3.75%, 2/25/2029 (c)	400	428

		2,456

Hungary — 0.1%

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (c)	1,000	1,035

India — 0.6%

Bharat Petroleum Corp. Ltd. 4.63%, 10/25/2022 (c)	350	367

Canara Bank 3.88%, 3/28/2024 (c)	690	713

Greenko Dutch BV 5.25%, 7/24/2024 (b)	1,200	1,211

Greenko Mauritius Ltd. 6.25%, 2/21/2023 (b)	1,098	1,116

Oil India Ltd. 5.13%, 2/4/2029 (c)	320	361

Vedanta Resources Ltd. 6.38%, 7/30/2022 (c)	360	356

		4,124

Indonesia — 1.9%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (b)	2,310	2,541

6.53%, 11/15/2028 (b)	1,352	1,638

6.76%, 11/15/2048 (b)	1,538	1,972

LLPL Capital Pte. Ltd. 6.88%, 2/4/2039 (b)	751	877

Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)	408	412

Minejesa Capital BV 5.63%, 8/10/2037 (b)	370	401

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Indonesia — continued

Pertamina Persero PT

4.30%, 5/20/2023 (b)	510	539

6.50%, 11/7/2048 (c)	300	392

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (c)	1,100	1,154

3.88%, 7/17/2029 (b)	1,500	1,556

5.25%, 5/15/2047 (c)	700	781

4.88%, 7/17/2049 (b)	1,153	1,229

		13,492

Kazakhstan — 1.9%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (c)	586	787

Kazakhstan Temir Zholy National Co. JSC

4.85%, 11/17/2027 (c)	900	1,033

4.85%, 11/17/2027 (b)	400	459

KazMunayGas National Co. JSC

3.88%, 4/19/2022 (c)	3,500	3,589

4.75%, 4/19/2027 (c)	2,200	2,400

5.75%, 4/19/2047 (c)	1,548	1,806

6.38%, 10/24/2048 (c)	1,450	1,826

KazTransGas JSC 4.38%, 9/26/2027 (c)	1,450	1,522

		13,422

Kuwait — 0.1%

Al Ahli Bank of Kuwait KSCP (USD Swap Semi 5 Year + 4.17%), 7.25%, 9/26/2023 (c) (g) (h) (i)	490	520

Kuwait Projects Co. SPC Ltd. 4.50%, 2/23/2027 (c)	420	428

		948

Macau — 0.2%

Sands China Ltd.

5.13%, 8/8/2025	630	692

5.40%, 8/8/2028	940	1,054

		1,746

Malaysia — 0.3%

Petronas Capital Ltd. 4.50%, 3/18/2045 (c)	1,800	2,190

Mexico — 2.1%

Alpek SAB de CV 4.25%, 9/18/2029 (b)	200	204

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (b) (g) (h) (i)	200	208

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Mexico — continued

Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (c)	500	529

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (c) (h)	500	509

BBVA Bancomer SA 6.50%, 3/10/2021 (c)	1,360	1,427

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (c) (h)	220	213

Controladora Mabe SA de CV 5.60%, 10/23/2028 (c)	330	363

Petroleos Mexicanos (ICE LIBOR USD 3 Month + 3.65%), 5.79%, 3/11/2022 (h)	1,349	1,407

5.38%, 3/13/2022	2,100	2,210

3.50%, 1/30/2023	500	503

6.49%, 1/23/2027 (b)	903	962

5.50%, 6/27/2044	1,995	1,788

5.63%, 1/23/2046	1,600	1,434

6.75%, 9/21/2047	831	827

7.69%, 1/23/2050 (b)	2,422	2,627

		15,211

Mongolia — 0.5%

Trade & Development Bank of Mongolia LLC 9.38%, 5/19/2020 (c)	3,500	3,590

Morocco — 0.6%

OCP SA 6.88%, 4/25/2044 (c)	3,450	4,302

Netherlands — 0.1%

VEON Holdings BV 4.00%, 4/9/2025 (b)	370	379

Nigeria — 0.0% (a)

IHS Netherlands Holdco BV 8.00%, 9/18/2027 (b)	200	209

Norway — 0.1%

DNO ASA 8.75%, 5/31/2023 (c)	800	812

Oman — 0.2%

Bank Muscat SAOG 4.88%, 3/14/2023 (c)	520	527

Oztel Holdings SPC Ltd. 6.63%, 4/24/2028 (c)	600	619

		1,146

Panama — 0.4%

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (c)	700	870

Banistmo SA 3.65%, 9/19/2022 (b) (f)	574	581

Cable Onda SA 4.50%, 1/30/2030 (b)	460	465

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (b)	850	972

		2,888

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Paraguay — 0.1%

Telefonica Celular del Paraguay SA 5.88%, 4/15/2027 (b)	690	743

Peru — 2.2%

Banco Internacional del Peru SAA Interbank 3.25%, 10/4/2026 (b)	280	279

Consorcio Transmantaro SA 4.70%, 4/16/2034 (b)	991	1,087

Corp. Financiera de Desarrollo SA

4.75%, 2/8/2022 (c)	1,000	1,046

4.75%, 7/15/2025 (c)	1,300	1,427

Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (c)	1,300	1,329

Inkia Energy Ltd. 5.88%, 11/9/2027 (b)	898	932

Lima Metro Line 2 Finance Ltd. 4.35%, 4/5/2036 (b)	2,110	2,242

Nexa Resources SA 5.38%, 5/4/2027 (c)	330	349

Petroleos del Peru SA

4.75%, 6/19/2032 (c)	5,000	5,354

5.63%, 6/19/2047 (c)	1,287	1,496

Southern Copper Corp. 5.88%, 4/23/2045	290	351

		15,892

Philippines — 0.1%

Philippine National Bank 3.28%, 9/27/2024 (c)	420	426

Qatar — 0.3%

ABQ Finance Ltd. 3.63%, 4/13/2021 (c)	510	516

AKCB Finance Ltd. 4.75%, 10/9/2023 (c)	970	1,035

QNB Finance Ltd. 2.13%, 9/7/2021 (c)	600	595

		2,146

Russia — 0.1%

Russian Agricultural Bank OJSC 8.50%, 10/16/2023 (c)	590	667

Sovcombank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.43%), 8.00%, 4/7/2030 (b) (h)	300	312

		979

Saudi Arabia — 0.4%

Saudi Arabian Oil Co. 3.50%, 4/16/2029 (c)	3,000	3,105

South Africa — 1.1%

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (c)	800	807

6.75%, 8/6/2023 (c)	2,350	2,423

8.45%, 8/10/2028 (c)	2,485	2,721

FirstRand Bank Ltd. 4.25%, 4/30/2020 (c)	560	565

Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (b)	400	398

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

South Africa — continued

Sasol Financing USA LLC 5.88%, 3/27/2024	240	259

Standard Bank Group Ltd. (USD ICE Swap Rate 5 Year + 3.75%), 5.95%, 5/31/2029 (c) (h)	270	283

Transnet SOC Ltd. 4.00%, 7/26/2022 (c)	600	607

		8,063

South Korea — 0.3%

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (c) (g) (h) (i)	1,330	1,308

Shinhan Financial Group Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 2/5/2030 (b) (h)	451	459

Woori Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25%, 10/4/2024 (b) (g) (h) (i)	320	319

		2,086

Spain — 0.3%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (b)	1,250	1,409

Ajecorp BV 6.50%, 5/14/2022 (c)	190	186

International Airport Finance SA 12.00%, 3/15/2033 (b)	500	539

		2,134

Thailand — 0.2%

Siam Commercial Bank PCL 3.90%, 2/11/2024 (c)	340	359

Thaioil Treasury Center Co. Ltd. 4.63%, 11/20/2028 (c)	790	890

		1,249

Trinidad and Tobago — 0.6%

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (b)	4,000	4,488

Turkey — 0.2%

Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023 (b)	481	423

Turk Telekomunikasyon A/S 6.88%, 2/28/2025 (b)	405	430

Turkcell Iletisim Hizmetleri A/S 5.80%, 4/11/2028 (c)	290	282

Turkiye Vakiflar Bankasi TAO 8.13%, 3/28/2024 (c)	200	206

		1,341

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Ukraine — 0.1%

State Savings Bank of Ukraine 9.63%, 3/20/2025 (c) (j)	600	627

United Arab Emirates — 1.3%

Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/2/2047 (c)	1,050	1,216

ADCB Finance Cayman Ltd. 4.00%, 3/29/2023 (c)	340	355

EA Partners I BV 6.88%, 9/28/2020 (c)	2,751	1,134

EA Partners II BV 6.75%, 6/1/2021 (c) (e)	1,076	510

Emirates NBD PJSC (USD Swap Semi 6 Year + 3.66%), 6.13%, 3/20/2025 (c) (g) (h) (i)	400	417

MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (c) (g) (h) (i)	540	539

MDGH — GMTN BV

3.75%, 4/19/2029 (c)	861	919

2.88%, 11/7/2029 (b)	2,400	2,373

3.70%, 11/7/2049 (b)	2,200	2,209

		9,672

United States — 0.1%

Rutas 2 and 7 Finance Ltd. 0.00%, 9/30/2036 (b)	600	390

Venezuela, Bolivarian Republic of — 0.1%

Petroleos de Venezuela SA

8.50%, 10/27/2020 (c) (e)	624	187

9.00%, 11/17/2021 (c) (e)	1,240	76

12.75%, 2/17/2022 (c) (e)	770	47

5.38%, 4/12/2027 (c) (e)	730	45

		355

Total Corporate Bonds (Cost $186,768)		193,046

Supranational — 0.3%

Supranational — 0.3%

Africa Finance Corp.

4.38%, 4/17/2026 (b)	550	576

4.38%, 4/17/2026 (c)	280	294

African Export-Import Bank (The) 4.13%, 6/20/2024 (c)	860	892

Eastern & Southern African Trade & Development Bank 4.88%, 5/23/2024 (c)	340	350

Total Supranational (Cost $2,081)		2,112

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

	PRINCIPAL AMOUNT (000)	VALUE (000)
Options Purchased — 0.2%

Call Options Purchased — 0.2%

Australia — 0.0% (a)

Foreign Exchange USD/AUD 12/3/2019 at AUD 0.70, Vanilla, European Style Notional Amount: AUD 54,597 Counterparty: Goldman Sachs International *	AUD 54,597	163

United States — 0.2%

Foreign Exchange ILS/USD 11/27/2019 at USD 3.57, Vanilla, European Style Notional Amount: USD 36,597 Counterparty: Citibank, NA *	36,597	53

Foreign Exchange MXN/USD 1/16/2020 at USD 20.44, Vanilla, European Style Notional Amount: USD 18,086 Counterparty: Goldman Sachs International *	18,086	80

Foreign Exchange SGD/USD 1/28/2020 at USD 1.41, Vanilla, European Style Notional Amount: USD 75,386 Counterparty: Standard Chartered Bank *	75,386	31

Foreign Exchange ZAR/USD 1/24/2020 at USD 15.45, Vanilla, European Style Notional Amount: USD 36,226 Counterparty: Citibank, NA *	36,226	831

		1,158

Put Options Purchased — 0.0% (a)

European Union — 0.0% (a)

Foreign Exchange JPY/EUR 1/14/2020 at EUR 115.65, Vanilla, European Style Notional Amount: EUR 32,880 Counterparty: Barclays Bank plc *	EUR 32,880	79

United States — 0.0% (a)

Foreign Exchange CLP/USD 1/9/2020 at USD 697.00, Vanilla, European Style Notional Amount: USD 36,245 Counterparty: Goldman Sachs International *	36,245	54

		133

Total Options Purchased (Cost $1,581)		1,291

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Short-Term Investments — 1.6%

Foreign Government Treasury Bills — 0.6%

Nigeria OMO Bill 17.19%, 1/2/2020 (k) (Cost $4,304)	NGN 1,600,000	4,336

	Shares (000)

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (l) (m) (Cost $6,874)	6,872	6,875

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (l) (m) (Cost $987)	987	987

Total Short-Term Investments (Cost $12,165)		12,198

Total Investments — 97.2% (Cost $693,648)		706,803
Other Assets Less Liabilities — 2.8%		20,322

NET ASSETS — 100.0%		727,125

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Abbreviations

AUD	Australian Dollar
CLP	Chilean Peso
CZK	Czech Republic Koruna
DOP	Dominican Republic Peso
EUR	Euro
GMTN	Global medium term note
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium term note
MXN	Mexican Peso
NGN	Nigeria Naira
OJSC	Open Joint Stock Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
PT	Limited liability company
RSD	Serbian dinar
RUB	Russian Ruble
SGD	Singapore Dollar
SPC	Special purpose company
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2019.
(e)	Defaulted security.
(f)	The security or a portion of this security is on loan at October 31, 2019. The total value of securities on loan at October 31, 2019 is approximately $925,000.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2019.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2019.
(i)	Security is an interest bearing note with preferred security characteristics.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2019.
(k)	The rate shown is the effective yield as of October 31, 2019.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of October 31, 2019.
*	Non-income producing security.

Futures contracts outstanding as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	460	12/2019	USD	99,188	200

U.S. Treasury 10 Year Note	751	12/2019	USD	97,876	(83)

					117

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Forward foreign currency exchange contracts outstanding as of October 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	110	USD	122	Australia & New Zealand Banking Group Ltd.	11/15/2019	—	(a)
EUR	258	USD	287	Barclays Bank plc	11/15/2019	2
EUR	654	USD	728	Citibank, NA	11/15/2019	2
EUR	854	USD	944	HSBC Bank, NA	11/15/2019	10
EUR	2,063	USD	2,295	TD Bank Financial Group	11/15/2019	8
BRL	10,378	USD	2,538	Goldman Sachs International **	11/25/2019	46
CNY	6,426	USD	905	Goldman Sachs International **	11/25/2019	7
CZK	17,484	USD	748	Barclays Bank plc	11/25/2019	17
CZK	25,056	USD	1,085	Citibank, NA	11/25/2019	10
EUR	129	USD	143	Barclays Bank plc	11/25/2019	1
MXN	17,673	USD	905	Barclays Bank plc	11/25/2019	11
MXN	35,740	USD	1,839	Goldman Sachs International	11/25/2019	13
RON	3,723	EUR	781	Citibank, NA	11/25/2019	1
RUB	61,512	USD	951	Goldman Sachs International **	11/25/2019	5
SGD	1,234	USD	904	Goldman Sachs International	11/25/2019	3
TRY	5,421	USD	904	Barclays Bank plc	11/25/2019	39
USD	912	CLP	656,488	Goldman Sachs International **	11/25/2019	26
USD	348	RUB	22,242	Barclays Bank plc **	11/25/2019	3
USD	579	RUB	37,036	Goldman Sachs International **	11/25/2019	3
USD	15	TRY	88	Barclays Bank plc	11/25/2019	—	(a)
EUR	274	USD	307	State Street Corp.	12/16/2019	—	(a)
AUD	10,576	USD	7,285	Citibank, NA	1/6/2020	18
BRL	14,960	USD	3,597	Citibank, NA **	1/6/2020	120
BRL	14,840	USD	3,636	Goldman Sachs International **	1/6/2020	51
CZK	343,795	EUR	13,232	Citibank, NA	1/6/2020	219
CZK	337,278	USD	14,485	Citibank, NA	1/6/2020	277
CZK	91,577	USD	3,996	Credit Suisse International	1/6/2020	12
EUR	9,707	USD	10,850	Standard Chartered Bank	1/6/2020	27
HUF	381,804	USD	1,278	Goldman Sachs International	1/6/2020	23
HUF	325,423	USD	1,090	HSBC Bank, NA	1/6/2020	19
HUF	1,765,325	USD	5,888	Merrill Lynch International	1/6/2020	127
IDR	51,241,799	USD	3,611	Citibank, NA **	1/6/2020	2
ILS	488	USD	139	Credit Suisse International	1/6/2020	—	(a)
KRW	4,418,141	USD	3,756	Citibank, NA **	1/6/2020	25
MXN	142,307	USD	7,196	State Street Corp.	1/6/2020	130
PEN	12,817	USD	3,806	Merrill Lynch International **	1/6/2020	19
RON	13,596	USD	3,156	Goldman Sachs International	1/6/2020	31
RON	30,038	USD	6,993	Merrill Lynch International	1/6/2020	49
SGD	20,029	USD	14,537	Standard Chartered Bank	1/6/2020	196
THB	208,551	USD	6,894	BNP Paribas	1/6/2020	18
TRY	20,561	USD	3,534	Barclays Bank plc	1/6/2020	2
TRY	20,858	USD	3,533	HSBC Bank, NA	1/6/2020	54
USD	5,445	IDR	76,744,396	Barclays Bank plc **	1/6/2020	32
USD	3,879	ILS	13,603	TD Bank Financial Group	1/6/2020	6
USD	14,461	JPY	1,548,069	Citibank, NA	1/6/2020	59
USD	4,467	PEN	14,885	Barclays Bank plc **	1/6/2020	25
USD	6,989	ZAR	104,820	Goldman Sachs International	1/6/2020	113
USD	6,735	ZAR	99,292	Merrill Lynch International	1/6/2020	221
USD	4,035	ZAR	61,027	Royal Bank of Canada	1/6/2020	31
PLN	654	USD	169	State Street Corp.	1/7/2020	2
RUB	425,521	USD	6,483	Barclays Bank plc **	1/9/2020	90
RUB	474,443	USD	7,179	Goldman Sachs International **	1/9/2020	149
USD	19,502	RUB	1,257,598	Citibank, NA **	1/9/2020	77
USD	5,720	RUB	370,288	Goldman Sachs International **	1/9/2020	—	(a)

Total unrealized appreciation						2,431

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	2,419	EUR	2,178	Australia & New Zealand Banking Group Ltd.	11/15/2019	(12)
USD	7,754	EUR	6,994	BNP Paribas	11/15/2019	(52)
USD	31,907	EUR	29,028	Merrill Lynch International	11/15/2019	(493)
CLP	1,317,273	USD	1,819	Goldman Sachs International **	11/25/2019	(42)
EUR	652	CZK	16,713	Citibank, NA	11/25/2019	(2)
SGD	1,252	USD	921	Goldman Sachs International	11/25/2019	— (a)
USD	911	COP	3,082,718	Goldman Sachs International **	11/25/2019	(1)
USD	1,123	CZK	25,826	Citibank, NA	11/25/2019	(5)
USD	1,909	KRW	2,258,742	Goldman Sachs International **	11/25/2019	(21)
USD	890	RON	3,840	Goldman Sachs International	11/25/2019	(11)
USD	908	SGD	1,242	Barclays Bank plc	11/25/2019	(6)
USD	905	SGD	1,244	Goldman Sachs International	11/25/2019	(9)
USD	887	TRY	5,333	HSBC Bank, NA	11/25/2019	(40)
EUR	13,145	CZK	341,615	Barclays Bank plc	1/6/2020	(222)
EUR	13,035	CZK	335,260	State Street Corp.	1/6/2020	(66)
ILS	13,115	USD	3,744	Standard Chartered Bank	1/6/2020	(11)
JPY	1,548,069	USD	14,476	Standard Chartered Bank	1/6/2020	(75)
MXN	138,292	USD	7,148	Standard Chartered Bank	1/6/2020	(29)
USD	3,522	BRL	14,840	Barclays Bank plc **	1/6/2020	(165)
USD	10,105	CZK	235,333	Merrill Lynch International	1/6/2020	(195)
USD	11,164	EUR	10,019	Citibank, NA	1/6/2020	(63)
USD	6,804	EUR	6,075	TD Bank Financial Group	1/6/2020	(4)
USD	11,981	HUF	3,559,505	Merrill Lynch International	1/6/2020	(147)
USD	3,697	KRW	4,418,141	Merrill Lynch International **	1/6/2020	(84)
USD	7,083	MXN	142,307	Goldman Sachs International	1/6/2020	(242)
USD	10,189	RON	43,634	Standard Chartered Bank	1/6/2020	(39)
USD	7,364	SGD	10,015	HSBC Bank, NA	1/6/2020	(2)
USD	7,357	SGD	10,014	Standard Chartered Bank	1/6/2020	(9)
USD	14,991	TRY	90,187	HSBC Bank, NA	1/6/2020	(518)
USD	171	PLN	654	Citibank, NA	1/7/2020	(1)
RUB	462,628	USD	7,200	Goldman Sachs International **	1/9/2020	(54)
USD	3,532	RUB	231,931	Citibank, NA **	1/9/2020	(50)
USD	18,487	RUB	1,205,744	Standard Chartered Bank **	1/9/2020	(135)

Total unrealized depreciation						(2,805)

Net unrealized depreciation						(374)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso

PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	17

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection(a) as of October 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2024	0.41	USD 14,000	(357)	(70)	(427)
Republic of Korea, 7.13%, 4/16/2019	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.22	USD 27,300	(583)	(307)	(890)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	12/20/2023	0.70	USD 9,000	164	(283)	(119)

							(776)	(660)	(1,436)

Centrally Cleared Credit default swap contracts outstanding — buy protection(a) as of October 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx.Asia.ex-Japan.IG.30-V1	1.00	Quarterly	12/20/2023	0.38	USD 8,000	(6)	(204)	(210)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
6 month WIBOR semi-annually	1.64 annually	Receive	9/2/2021	PLN	150,000	—	86
6 month WIBOR semi-annually	1.69 annually	Receive	9/10/2024	PLN	28,700	—	20
1 day CDI at maturity	6.22 at maturity	Receive	1/2/2025	BRL	41,663	—	190
4 week TIIE monthly	6.51 monthly	Pay	10/13/2022	MXN	500,000	—	127
1 day CDI at maturity	6.51 at maturity	Receive	1/2/2025	BRL	40,979	—	349

						—	772

6 month BUBOR semi-annually	1.30 annually	Receive	10/15/2029	HUF	2,300,000	—	(28)
6 month BUBOR semi-annually	1.35 annually	Receive	10/18/2029	HUF	2,300,000	—	(69)
1 day CDI at maturity	4.66 at maturity	Receive	1/4/2021	BRL	227,169	—	(98)
1 day CDI at maturity	4.97 at maturity	Receive	1/4/2021	BRL	225,938	—	(291)

						—	(486)

						—	286

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Abbreviations

BRL	Brazilian Real
BUBOR	Budapest Interbank Offered Rate
CDI	Certificate of interbank deposits
HUF	Hungarian Forint
MXN	Mexican Peso
PLN	Polish Zloty
TIIE	Interbank Equilibrium Interest Rate
USD	United States Dollar
WIBOR	Warsaw Interbank Offered Rate

(a)	Value of floating rate index at October 31, 2019 was as follows:

Floating Rate Index	Value
1 Day CDI	5.38%
6 Month BUBOR	0.24
4 Week TIIE	7.82
6 Month WIBOR	1.69

Summary of total OTC swap contracts outstanding as of October 31, 2019 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding — buy protection	(776)	(1,436)

Written Call Options contracts as of October 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE		EXPIRATION DATE	VALUE ($)
Foreign Exchange ILS/USD	Citibank, NA	36,596,501	USD 36,597	USD	3.57	11/27/2019	(53)
Foreign Exchange USD/AUD	Citibank, NA	54,597,250	AUD 54,597	AUD	0.70	12/3/2019	(163)
Foreign Exchange ZAR/USD	Citibank, NA	36,225,634	USD 36,226	USD	16.15	1/24/2020	(392)

Total Written Options contracts (Premiums Received $572)							(608)

Abbreviations

AUD	Australian Dollar
ILS	Israeli Shekel
USD	United States Dollar
ZAR	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$697,650
Investments in affiliates, at value	6,875
Investment of cash collateral received from securities loaned, at value (See Note 2.D.)	987
Options purchased, at value	1,291
Restricted cash for OTC derivatives	770
Cash	4,628
Foreign currency, at value	1,548
Deposits at broker for futures contracts	1,399
Deposits at broker for centrally cleared swaps	2,679
Receivables:
Investment securities sold	18,061
Fund shares sold	2,043
Interest and dividends from non-affiliates	9,588
Dividends from affiliates	14
Tax reclaims	110
Securities lending income (See Note 2.D.)	—	(a)
Variation margin on futures contracts	810
Variation margin on centrally cleared swaps (net upfront receipts of $6)	220
Unrealized appreciation on forward foreign currency exchange contracts	2,431

Total Assets	751,104

LIABILITIES:
Payables:
Investment securities purchased	17,242
Collateral received on securities loaned (See Note 2.D.)	987
Fund shares redeemed	15
Unrealized depreciation on forward foreign currency exchange contracts	2,805
Outstanding options written, at fair value	608
Outstanding OTC swap contracts, at value (net upfront receipts of $776)	1,436
Accrued liabilities:
Investment advisory fees	340
Administration fees	9
Distribution fees	—	(a)
Service fees	1
Custodian and accounting fees	37
Deferred foreign capital gains tax	220
Other	279

Total Liabilities	23,979

Net Assets	$727,125

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$762,568
Total distributable earnings (loss)	(35,443)

Total Net Assets	$727,125

Net Assets:
Class A	$560
Class C	90
Class I	727
Class R2	27
Class R5	23
Class R6	725,698

Total	$727,125

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	69
Class C	11
Class I	89
Class R2	4
Class R5	3
Class R6	88,076

Net Asset Value (a):
Class A — Redemption price per share	$8.10
Class C — Offering price per share (b)	7.93
Class I — Offering and redemption price per share	8.16
Class R2 — Offering and redemption price per share	8.01
Class R5 — Offering and redemption price per share	8.23
Class R6 — Offering and redemption price per share	8.24
Class A maximum sales charge	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$8.42

Cost of investments in non-affiliates	$684,206
Cost of investments in affiliates	6,874
Cost of options purchased	1,581
Cost of foreign currency	1,226
Investment securities on loan, at value (See Note 2.D.)	925
Cost of investment of cash collateral (See Note 2.D.)	987
Premiums received from options written	572

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	21

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

(Amounts in thousands)

JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$43,798
Interest income from affiliates	48
Dividend income from affiliates	503
Income from securities lending (net) (See Note 2.D.)	5
Foreign taxes withheld (net)	(69)

Total investment income	44,285

EXPENSES:
Investment advisory fees	5,149
Administration fees	572
Distribution fees:
Class A	17
Class C	1
Class R2	— (a)
Service fees:
Class A	17
Class C	1
Class I	17
Class R2	— (a)
Class R5	— (a)
Custodian and accounting fees	184
Interest expense to affiliates	8
Professional fees	110
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	61
Registration and filing fees	48
Transfer agency fees (See Note 2.H.)	18
Other	31

Total expenses	6,262

Less fees waived	(942)
Less expense reimbursements	(14)

Net expenses	5,306

Net investment income (loss)	38,979

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,774 (b)
Investments in affiliates	9
Options purchased	(2,187)
Futures contracts	2,361
Foreign currency transactions	(292)
Forward foreign currency exchange contracts	(2,991)
Options written	1,426
Swaps	(3,695)

Net realized gain (loss)	(3,595)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	49,056 (c)
Investments in affiliates	1
Options purchased	143
Futures contracts	210
Foreign currency translations	158
Forward foreign currency exchange contracts	(1,241)
Options written	(36)
Swaps	(661)

Change in net unrealized appreciation/depreciation	47,630

Net realized/unrealized gains (losses)	44,035

Change in net assets resulting from operations	$83,014

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(144).
(c)	Net of change in foreign capital gains tax of approximately $(57).

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,979	$36,886
Net realized gain (loss)	(3,595)	(37,255)
Change in net unrealized appreciation/depreciation	47,630	(40,868)

Change in net assets resulting from operations	83,014	(41,237)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(402)	(2,968)
Class C	(11)	(5)
Class I	(330)	(623)
Class R2	(1)	(1)
Class R5	(1)	(1)
Class R6	(34,359)	(27,908)

Total distributions to shareholders	(35,104)	(31,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(5,990)	96,935

NET ASSETS:
Change in net assets	41,920	24,192
Beginning of period	685,205	661,013

End of period	$727,125	$685,205

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,349	$80,393
Distributions reinvested	402	2,967
Cost of shares redeemed	(43,448)	(109,088)

Change in net assets resulting from Class A capital transactions	$(40,697)	$(25,728)

Class C
Proceeds from shares issued	$485	$— (a)
Distributions reinvested	11	5
Cost of shares redeemed	(506)	(200)

Change in net assets resulting from Class C capital transactions	$(10)	$(195)

Class I
Proceeds from shares issued	$10,081	$34,802
Distributions reinvested	330	623
Cost of shares redeemed	(23,973)	(31,966)

Change in net assets resulting from Class I capital transactions	$(13,562)	$3,459

Class R2
Proceeds from shares issued	$1	$7
Distributions reinvested	1	1
Cost of shares redeemed	— (a)	(2)

Change in net assets resulting from Class R2 capital transactions	$2	$6

Class R5
Distributions reinvested	$1	$1
Cost of shares redeemed	— (a)	—

Change in net assets resulting from Class R5 capital transactions	$1	$1

Class R6
Proceeds from shares issued	$230,565	$256,274
Distributions reinvested	34,359	27,908
Cost of shares redeemed	(216,648)	(164,790)

Change in net assets resulting from Class R6 capital transactions	$48,276	$119,392

Total change in net assets resulting from capital transactions	$(5,990)	$96,935

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	JPMorgan Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	310	9,943
Reinvested	54	370
Redeemed	(5,749)	(13,977)

Change in Class A Shares	(5,385)	(3,664)

Class C
Issued	64	— (a)
Reinvested	2	1
Redeemed	(68)	(25)

Change in Class C Shares	(2)	(24)

Class I
Issued	1,299	4,293
Reinvested	43	78
Redeemed	(3,085)	(3,998)

Change in Class I Shares	(1,743)	373

Class R2
Issued	— (a)	1
Reinvested	1	— (a)
Redeemed	— (a)	— (a)

Change in Class R2 Shares	1	1

Class R5
Reinvested	— (a)	1
Redeemed	— (a)	—

Change in Class R5 Shares	— (a)	1

Class R6
Issued	29,498	30,744
Reinvested	4,336	3,435
Redeemed	(27,012)	(20,742)

Change in Class R6 Shares	6,822	13,437

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Year Ended October 31, 2019	$7.61	$0.39		$0.43	$0.82	$(0.33)	$—	$(0.33)
Year Ended October 31, 2018	8.31	0.35		(0.75)	(0.40)	(0.30)	—	(0.30)
Year Ended October 31, 2017	8.18	0.37		0.05	0.42	(0.29)	—	(0.29)
Year Ended October 31, 2016	7.56	0.28		0.34	0.62	—	—	—
Year Ended October 31, 2015	9.30	0.31	(d)	(2.05)	(1.74)	—	— (e)	— (e)

Class C
Year Ended October 31, 2019	7.47	0.32		0.45	0.77	(0.31)	—	(0.31)
Year Ended October 31, 2018	8.15	0.31		(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33		0.03	0.36	(0.26)	—	(0.26)
Year Ended October 31, 2016	7.47	0.24		0.34	0.58	—	—	—
Year Ended October 31, 2015	9.23	0.28	(d)	(2.04)	(1.76)	—	—	—

Class I
Year Ended October 31, 2019	7.67	0.40		0.45	0.85	(0.36)	—	(0.36)
Year Ended October 31, 2018	8.37	0.36		(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39		0.05	0.44	(0.32)	—	(0.32)
Year Ended October 31, 2016	7.61	0.31		0.33	0.64	—	—	—
Year Ended October 31, 2015	9.33	0.34	(d)	(2.05)	(1.71)	— (e)	(0.01)	(0.01)

Class R2
Year Ended October 31, 2019	7.54	0.34		0.45	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2018	8.23	0.32		(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33		0.05	0.38	(0.27)	—	(0.27)
Year Ended October 31, 2016	7.52	0.26		0.34	0.60	—	—	—
Year Ended October 31, 2015	9.27	0.30	(d)	(2.05)	(1.75)	—	—	—

Class R5
Year Ended October 31, 2019	7.73	0.41		0.47	0.88	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.43	0.38		(0.75)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.31	0.40		0.05	0.45	(0.33)	—	(0.33)
Year Ended October 31, 2016	7.64	0.32		0.35	0.67	—	—	—
Year Ended October 31, 2015	9.36	0.37	(d)	(2.08)	(1.71)	— (e)	(0.01)	(0.01)

Class R6
Year Ended October 31, 2019	7.75	0.41		0.46	0.87	(0.38)	—	(0.38)
Year Ended October 31, 2018	8.45	0.39		(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42		0.05	0.47	(0.34)	—	(0.34)
Year Ended October 31, 2016	7.65	0.32		0.35	0.67	—	—	—
Year Ended October 31, 2015	9.37	0.36	(d)	(2.07)	(1.71)	— (e)	(0.01)	(0.01)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$8.10	10.97%	$560	1.20%	5.18%		1.49%	164%
7.61	(4.95)	41,505	1.19	4.32		1.33	172
8.31	5.21	75,732	1.19	4.50		1.48	148
8.18	8.20	1,036	1.13	3.70		2.43	189
7.56	(18.67)	27,511	1.16	3.75	(d)	1.91	134

7.93	10.50	90	1.69	4.17		1.85	164
7.47	(5.38)	94	1.69	3.84		1.84	172
8.15	4.56	301	1.69	4.03		2.66	148
8.05	7.76	52	1.63	3.14		3.65	189
7.47	(19.07)	18	1.67	3.37	(d)	2.24	134

8.16	11.36	727	0.95	5.12		1.08	164
7.67	(4.71)	14,057	0.94	4.53		1.07	172
8.37	5.40	12,211	0.94	4.67		1.43	148
8.25	8.41	3,723	0.89	3.99		1.51	189
7.61	(18.38)	29,405	0.92	4.04	(d)	1.21	134

8.01	10.81	27	1.45	4.42		6.24	164
7.54	(5.11)	24	1.44	4.06		2.20	172
8.23	4.83	21	1.44	4.12		3.49	148
8.12	7.98	20	1.38	3.37		4.61	189
7.52	(18.88)	18	1.41	3.61	(d)	2.00	134

8.23	11.63	23	0.80	5.08		0.94	164
7.73	(4.53)	20	0.76	4.72		1.07	172
8.43	5.56	21	0.74	4.82		2.82	148
8.31	8.77	20	0.68	4.07		3.86	189
7.64	(18.29)	19	0.71	4.31	(d)	1.29	134

8.24	11.58	725,698	0.70	5.17		0.82	164
7.75	(4.45)	629,505	0.69	4.81		0.82	172
8.45	5.73	572,727	0.69	4.94		1.08	148
8.32	8.76	76,275	0.63	4.12		1.25	189
7.65	(18.26)	135,050	0.66	4.29	(d)	0.97	134

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds	$—	$193,046	$—	$193,046
Foreign Government Securities	—	498,156	—	498,156
Supranational	—	2,112	—	2,112
Options Purchased
Call Options Purchased	—	1,158	—	1,158
Put Options Purchased	—	133	—	133

Total Options Purchased	—	1,291	—	1,291

Short-Term Investments
Foreign Government
Treasury Bills	—	4,336	—	4,336
Investment Companies	6,875	—	—	6,875
Investment of cash collateral from securities loaned	987	—	—	987

Total Short-Term Investments	7,862	4,336	—	12,198

Total Investments in Securities	$7,862	$698,941	$—	$706,803

Appreciation in Other Financial Instruments
Forward Foreign Currency
Exchange Contracts	$—	$2,431	$—	$2,431
Futures Contracts	200	—	—	200
Swaps	—	772	—	772

Total Appreciation in Other Financial Instruments	$200	$3,203	$—	$3,403

Depreciation in Other Financial Instruments
Forward Foreign Currency
Exchange Contracts	$—	$(2,805)	$—	$(2,805)
Futures Contracts	(83)	—	—	(83)
Swaps	—	(1,350)	—	(1,350)
Options Written
Call Options Written	—	(608)	—	(608)

Total Depreciation in Other Financial Instruments	$(83)	$(4,763)	$—	$(4,846)

OCTOBER 31, 2019	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Strategic Debt Fund	Balance as of October 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2019
Investments in Securities
Foreign Government Securities	$3,772	$(626)	$478	$109	$—	$(3,733)	$—	$—	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as

30	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets

OCTOBER 31, 2019	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Foreign exchange contracts	Receivables	$1,291	$—	$2,431	$—	$—	$3,722
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	200	—	772	—	972

Total		$1,291	$200	$2,431	$772	$—	$4,694

Gross Liabilities:
Credit contracts	Payables	$—	$—	$—	$(210)	$(1,436)	$(1,646)
Foreign exchange contracts	Payables	(608)	—	(2,805)	—	—	(3,413)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(83)	—	(486)	—	(569)

Total		$(608)	$(83)	$(2,805)	$(696)	$(1,436)	$(5,628)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2019

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2019 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$—	(b)	$— (b)	$—		$—
Barclays Bank plc	303		(303)	—		—
BNP Paribas	18		(18)	—		—
Citibank, NA	1,692		(848)	—		844
Credit Suisse International	12		—	—		12
Goldman Sachs International	767		(767)	—		—
HSBC Bank, NA	83		(83)	—		—
Merrill Lynch International	416		(416)	—		—
Royal Bank of Canada	31		—	—		31
Standard Chartered Bank	254		(254)	—		—
State Street Corp.	132		(66)	—		66
TD Bank Financial Group	14		(4)	—		10

	$3,722		$(2,759)	$—		$963

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$12		$— (b)	$—		$12
Barclays Bank plc	393		(303)	—		90
BNP Paribas	52		(18)	—		34
Citibank, NA	848		(848)	—		—
Goldman Sachs International	1,697		(767)	(770	)(c)	160
HSBC Bank, NA	560		(83)	—		477
Merrill Lynch International	919		(416)	—		503
Standard Chartered Bank	298		(254)	—		44
State Street Corp.	66		(66)	—		—
TD Bank Financial Group	4		(4)	—		—

	$4,849		$(2,759)	$(770)		$1,320

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.
(c)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2019, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(4,660)	$(4,660)
Foreign exchange contracts	(761)	—	(2,991)	—	(3,752)
Interest rate contracts	—	2,361	—	965	3,326

Total	$(761)	$2,361	$(2,991)	$(3,695)	$(5,086)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(963)	$(963)
Foreign exchange contracts	107	—	(1,241)	—	(1,134)
Interest rate contracts	—	210	—	302	512

Total	$107	$210	$(1,241)	$(661)	$(1,585)

The Fund’s derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2019 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest Rate:
Average Notional Balance Long	$71,949	(a)
Average Notional Balance Short	41,837
Ending Notional Balance Long	197,064

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$159,405
Average Settlement Value Sold	196,373
Ending Settlement Value Purchased	220,056
Ending Settlement Value Sold	239,147

OTC Options:
Average Notional Balance Purchased	$125,133
Average Notional Balance Written	24,743
Ending Notional Balance Purchased	276,847
Ending Notional Balance Written	110,459

Credit Default Swaps:
Average Notional Balance — Buy Protection	$124,120
Average Notional Balance — Sell Protection	654
Ending Notional Balance — Buy Protection	58,300

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$43,903
Average Notional Balance — Receives Fixed Rate	28,312
Ending Notional Balance — Pays Fixed Rate	195,973
Ending Notional Balance — Receives Fixed Rate	25,992

(a)	For the period January 1, 2019 through October 31, 2019.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the

34	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2019 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Goldman Sachs International	Collateral Posted	$(1,317)	$770

D. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of October 31, 2019 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$925	$(925)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in

OCTOBER 31, 2019	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$17,423	$582,285	$592,843	$9	$1	$6,875	6,872	$503		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.70% (a) (b)	—	24,406	23,419	—	—	987	987	32	*	—

Total	$17,423	$606,691	$616,262	$9	$1	$7,862		$535		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class R2	Class R5		Class R6	Total
Transfer agency fees	$10	$—	(a)	$—	(a)	$1	$—	(a)	$7	$18

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2019

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(7,072)	$7,072

The reclassifications for the Fund relate primarily to investments in swaps and foreign currency gains or losses.

L. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and has determined that the amendments will have no effect on the Fund’s net assets or results of operations.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate equal to 0.65% of the Fund’s average daily net assets. Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019, the rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

OCTOBER 31, 2019	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.80%	0.70%

The expense limitation agreements were in effect for the year ended October 31, 2019 and are in place until at least February 29, 2020.

For the year ended October 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$539	$359	$3	$901	$14

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2019 was approximately $41,000.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2019

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,159,903	$1,171,409

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$692,796	$37,714	$25,932	$11,782

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of forward foreign currency contracts.

The tax character of distributions paid during the year ended October 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$35,104	$35,104

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2018 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$31,506	$31,506

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2019, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,247	$(46,774)	$7,111

OCTOBER 31, 2019	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, wash sale loss deferrals and straddle loss deferrals.

At October 31, 2019, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$28,598	$18,176

During the year ended October 31, 2019, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$7,892	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund at October 31, 2019. Average borrowings from the Facility during the year ended October 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$3,646	3.11%	3	$1

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility at October 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2019

As of October 31, 2019, the Fund had three individual shareholder and/or affiliated omnibus accounts, which owned 41.0% of the Fund’s outstanding shares.

As of October 31, 2019, the JPMorgan SmartRetirement Funds and JPMorgan SmartRetirment Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
69.6%	11.6%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2019, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Emerging Markets Strategic Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Emerging Markets Strategic Debt Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

OCTOBER 31, 2019	J.P. MORGAN FUNDS	43

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

44	J.P. MORGAN FUNDS	OCTOBER 31, 2019

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019, and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,054.40	$6.42	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,052.50	8.79	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class I
Actual	1,000.00	1,055.90	4.92	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R2
Actual	1,000.00	1,053.70	7.51	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R5
Actual	1,000.00	1,056.90	4.15	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R6
Actual	1,000.00	1,057.30	3.63	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2019	J.P. MORGAN FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objectives and peer group. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

OCTOBER 31, 2019	J.P. MORGAN FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the fourth, fourth and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the second and fifth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the third, fourth and fifth quintiles based upon the Universe for the one-, three- and five-year period ended December 31, 2018, respectively. The Trustees noted that the Fund’s performance for Class R6 shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the third, third and fifth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum, For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements, The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the second and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective August 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-EMSD-1019

Annual Report

J.P. Morgan Funds

October 31, 2019

JPMorgan Systematic Alpha Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

December 12, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year veteran of J.P. Morgan, nearly all of those years with Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; shareholders & clients. Shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and may, from time to time, also highlight initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“Shareholders and clients are our highest priority and at the center of everything we do.” — Andrea L. Lisher

Financial markets have largely provided positive returns in 2019, supported by leading central banks and a slowing but still expanding global economy. U.S. equity markets continued to lead the way, rebounding from a sharp sell-off in late 2018 and withstanding intermittent volatility driven partly by ongoing

U.S.-China trade tensions. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade amid concerns about slowing economic growth and then cut rates again in September and once more in October. Notably, the S&P 500 Index rallied in October and reached record highs in the final week of the month. Elsewhere, the European Central Bank announced in September it would resume monthly asset purchases to bolster flagging economic growth and below-target inflation and China’s central bank also responded to a slowdown in economic output with measures to increase lending by banks. International equity markets may exhibit continued volatility in the coming year but a reduction in trade tensions could provide support to financial markets. Given this outlook, we believe investors can benefit from a patient outlook and a well-diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

OCTOBER 31, 2019	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	(0.11)%
ICE BofAML 3-Month US Treasury Bill Index	2.40%

Net Assets as of 10/31/2019	$359,193,652

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global equity markets generally provided positive returns for the reporting period amid slowing but continued growth in both the global economy and corporate profits. Investor optimism over U.S.-China trade negotiations and an extension of the deadline for Britain’s exit from the European Union (“Brexit”) also bolstered investor sentiment. Bond markets also provided positive returns for the period but generally underperformed equity markets. Emerging markets debt and U.S. investment grade bonds largely outperformed U.S. Treasury bonds.

In the final months of 2018, global equity markets generally slumped as investors faced both slowing global economic growth — particularly in China and Europe — and the prospect of rising U.S. interest rates. Equity prices largely rebounded in the first months of 2019, and markets remained buoyant through April 2019. Global equity markets were hit with a selloff in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. Equity prices rebounded again in June and received further support at the end of July 2019, when the U.S. Federal Reserve (the “Fed”) responded to slowing economic growth by raising interest rates for the first time in more than a decade.

Investor concerns about increased U.S.-China trade tensions and uncertainty over the U.K.’s Brexit strategy led to increased market volatility in the final months of the reporting period. However, the Fed cut interest rates again in mid-September 2019 and, by the end of October 2019, leading U.S. equity indexes had returned to record highs.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2019. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed to the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the reporting period, the Fund’s alternative investment strategies experienced negative performance, with gains from its event-driven and macro strategies offset by the Fund’s equity market neutral strategy. The Fund’s equity market neutral strategy had negative returns for the reporting period. From a return perspective, the Fund’s value factor was the worst performing factor over the reporting period.

The Fund’s macro strategies were the leading contributors to absolute performance, with gains driven by relative value fixed income factors. The Fund’s event driven strategy generated positive returns, with gains led by the merger arbitrage factor. The Fund’s convertible bond arbitrage strategy’s performance was slightly positive over the reporting period.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s risk was diversified across its investment strategies. Risk within the event-driven strategy increased over the reporting period and is near its historical average. In the equity market neutral strategy, aggregate risk was also within the typical range for much of the reporting period. The macro strategy was below its long-term target risk levels, though risk increased over the reporting period.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2019

RISK ALLOCATION AS OF OCTOBER 31, 2019
Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	4.4%
Equity Market Neutral (2)	36.0
Event Driven (3)	32.3
Macro Based (4)	27.3

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	Japan Treasury Bills, (0.27)%, 3/10/2020 (Japan)	2.1%
2.	Zayo Group Holdings, Inc.	1.9
3.	Cypress Semiconductor Corp.	1.8
4.	Spark Therapeutics, Inc.	1.6
5.	Cambrex Corp.	1.5
6.	Genomic Health, Inc.	1.5
7.	Acacia Communications, Inc.	1.4
8.	Ra Pharmaceuticals, Inc.	1.3
9.	Canfor Corp. (Canada)	1.2
10.	Pivotal Software, Inc., Class A	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2019 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total market value of investments as of October 31, 2019. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge*		(4.89)%	(1.95)%	(0.21)%
Without Sales Charge		(0.40)	(1.05)	0.48
CLASS C SHARES	February 12, 2013
With CDSC**		(1.92)	(1.53)	(0.02)
Without CDSC		(0.92)	(1.53)	(0.02)
CLASS I SHARES	February 12, 2013	(0.11)	(0.80)	0.73
CLASS R6 SHARES	February 12, 2013	0.10	(0.55)	0.95

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 10/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Systematic Alpha Fund and the ICE BofAML 3-Month US Treasury Bill Index from February 12, 2013 to October 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — 44.2%

Aerospace & Defense — 0.2%

HEICO Corp.	4,564	562,924

Airlines — 0.1%

Qantas Airways Ltd. (Australia)	107,017	473,351

Auto Components — 0.1%

Gentex Corp.	18,713	524,900

Banks — 1.4%

Pacific Premier Bancorp, Inc.	25,394	857,175

SunTrust Banks, Inc.	49,683	3,395,336

Synovus Financial Corp.	22,693	768,612

		5,021,123

Biotechnology — 4.7%

Biogen, Inc. *	3,430	1,024,575

Genomic Health, Inc. *	77,501	5,167,767

Ligand Pharmaceuticals, Inc. *	6,649	723,478

Ra Pharmaceuticals, Inc. *	94,995	4,471,414

Spark Therapeutics, Inc. *	50,316	5,492,998

		16,880,232

Building Products — 0.2%

Johnson Controls International plc	18,244	790,512

Capital Markets — 0.2%

Lazard Ltd., Class A	22,612	844,106

Chemicals — 1.2%

DIC Corp. (Japan)	18,900	541,393

Eastman Chemical Co.	6,851	520,950

Ecolab, Inc.	8,200	1,574,974

Huntsman Corp.	20,810	460,525

Kronos Worldwide, Inc.	8,126	103,038

LyondellBasell Industries NV, Class A	9,090	815,373

Tokuyama Corp. (Japan)	7,000	186,998

		4,203,251

Commercial Services & Supplies — 0.6%

Brady Corp., Class A	10,555	594,669

Deluxe Corp.	4,038	209,289

Herman Miller, Inc.	11,831	550,141

Pitney Bowes, Inc.	185,662	816,913

		2,171,012

Communications Equipment — 1.5%

Acacia Communications, Inc. *	74,648	4,901,388

Cisco Systems, Inc.	8,554	406,400

		5,307,788

INVESTMENTS	SHARES	VALUE

Construction & Engineering — 0.1%

Arcosa, Inc.	10,800	414,828

Construction Materials — 0.1%

Eagle Materials, Inc.	3,500	319,690

Consumer Finance — 0.4%

Navient Corp.	26,400	363,528

SLM Corp.	31,900	269,236

World Acceptance Corp. *	6,398	664,176

		1,296,940

Containers & Packaging — 0.0% (a)

Owens-Illinois, Inc.	20,100	170,850

Distributors — 0.1%

LKQ Corp. *	7,900	268,521

Diversified Consumer Services — 0.1%

H&R Block, Inc.	18,853	471,136

Diversified Financial Services — 0.2%

AXA Equitable Holdings, Inc.	36,531	789,070

Diversified Telecommunication Services — 1.8%

Zayo Group Holdings, Inc. *	190,819	6,514,561

Electric Utilities — 0.2%

Evergy, Inc.	12,674	809,995

Electrical Equipment — 1.7%

Eaton Corp. plc	23,760	2,069,734

OSRAM Licht AG (Germany)	75,373	3,362,540

Regal Beloit Corp.	8,083	598,546

		6,030,820

Electronic Equipment, Instruments & Components — 0.3%

Avnet, Inc.	17,657	698,511

Dolby Laboratories, Inc., Class A	8,246	530,465

		1,228,976

Energy Equipment & Services — 0.5%

Patterson-UTI Energy, Inc.	95,283	792,755

TechnipFMC plc (United Kingdom)	45,300	893,769

		1,686,524

Entertainment — 0.4%

Madison Square Garden Co. (The), Class A *	5,100	1,361,292

Food & Staples Retailing — 0.4%

FamilyMart Co. Ltd. (Japan)	7,300	181,085

Lawson, Inc. (Japan)	11,700	645,447

Metcash Ltd. (Australia)	221,374	430,331

		1,256,863

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Food Products — 0.1%

Ingredion, Inc.	5,218	412,222

Health Care Equipment & Supplies — 0.9%

Danaher Corp.	19,322	2,662,958

STERIS plc	3,540	501,158

		3,164,116

Health Care Providers & Services — 1.0%

Acadia Healthcare Co., Inc. *	7,700	230,923

Chemed Corp.	440	173,320

Encompass Health Corp.	8,787	562,544

Magellan Health, Inc. *	4,700	305,030

Sigma Healthcare Ltd. (Australia)	2,438,298	976,950

Tenet Healthcare Corp. *	51,300	1,299,942

UnitedHealth Group, Inc.	759	191,799

		3,740,508

Hotels, Restaurants & Leisure — 1.0%

Aramark	6,300	275,688

Bloomin’ Brands, Inc.	54,824	1,086,064

Cracker Barrel Old Country Store, Inc.	1,900	295,450

Dave & Buster’s Entertainment, Inc.	20,073	798,504

Koshidaka Holdings Co. Ltd. (Japan)	29,200	424,013

SeaWorld Entertainment, Inc. *	30,191	797,646

		3,677,365

Household Durables — 0.6%

Electrolux AB, Series B (Sweden)	55,158	1,450,178

PulteGroup, Inc.	14,794	580,516

		2,030,694

Independent Power and Renewable Electricity Producers — 0.2%

Clearway Energy, Inc., Class C	30,563	554,107

Industrial Conglomerates — 0.5%

Smiths Group plc (United Kingdom)	80,740	1,687,759

Insurance — 0.4%

Athene Holding Ltd., Class A *	19,324	837,695

MBIA, Inc.*	82,337	764,911

		1,602,606

Interactive Media & Services — 0.7%

Alphabet, Inc., Class A *	427	537,508

IAC/InterActiveCorp *	4,900	1,113,525

Yelp, Inc. *	22,508	776,751

		2,427,784

INVESTMENTS	SHARES	VALUE

Internet & Direct Marketing Retail — 0.5%

Booking Holdings, Inc. *	406	831,800

Quotient Technology, Inc. *	100,865	868,448

		1,700,248

IT Services — 0.8%

Otsuka Corp. (Japan)	15,900	641,056

Presidio, Inc.	97,395	1,616,757

Visa, Inc., Class A	2,957	528,889

		2,786,702

Leisure Products — 0.1%

Tomy Co. Ltd. (Japan)	46,900	508,597

Life Sciences Tools & Services — 1.9%

Agilent Technologies, Inc.	6,683	506,238

Cambrex Corp. *	87,351	5,217,475

Pacific Biosciences of California, Inc. *	203,312	984,030

		6,707,743

Machinery — 2.1%

Allison Transmission Holdings, Inc.	11,004	479,884

CNH Industrial NV (United Kingdom)	82,300	897,893

Cummins, Inc.	3,136	540,897

DMG Mori Co. Ltd. (Japan)	10,700	173,235

Fortive Corp.	16,200	1,117,800

Ingersoll-Rand plc	10,500	1,332,345

JTEKT Corp. (Japan)	43,700	557,367

Meritor, Inc. *	11,200	246,736

Milacron Holdings Corp. *	137,408	2,297,462

		7,643,619

Media — 1.5%

Gannett Co., Inc.	295,001	3,200,761

iHeartMedia, Inc., Class A *	17,000	243,780

Omnicom Group, Inc.	6,221	480,199

Sinclair Broadcast Group, Inc., Class A	10,690	425,889

Sirius XM Holdings, Inc.	122,276	821,695

TEGNA, Inc.	17,500	263,025

		5,435,349

Metals & Mining — 0.8%

Cleveland-Cliffs, Inc.	107,906	780,160

Regis Resources Ltd. (Australia)	143,089	484,937

Sandstorm Gold Ltd. (Canada) *	44,200	315,451

Schnitzer Steel Industries, Inc., Class A	20,510	437,683

Steel Dynamics, Inc.	14,043	426,346

Tokyo Steel Manufacturing Co. Ltd. (Japan)	66,100	532,153

		2,976,730

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	SHARES	VALUE
Common Stocks — continued

Multiline Retail — 0.2%

Dillard’s, Inc., Class A	11,471	791,270

Oil, Gas & Consumable Fuels — 1.4%

CNX Resources Corp. *	110,746	933,589

CONSOL Energy, Inc. *	4,620	61,123

HollyFrontier Corp.	9,375	515,062

Murphy Oil Corp.	35,530	732,984

PDC Energy, Inc. *	29,561	589,742

Peabody Energy Corp.	6,800	71,604

Phillips 66	5,544	647,650

Tallgrass Energy LP, Class A	69,788	1,302,244

		4,853,998

Paper & Forest Products — 1.3%

Canfor Corp. (Canada)*	349,139	4,220,099

Louisiana-Pacific Corp.	20,277	592,697

		4,812,796

Pharmaceuticals — 0.6%

Eli Lilly & Co.	6,852	780,785

Horizon Therapeutics plc *	19,974	577,448

Johnson & Johnson	1,437	189,742

Pfizer, Inc.	11,499	441,217

Sumitomo Dainippon Pharma Co. Ltd. (Japan)	8,400	146,606

		2,135,798

Professional Services — 0.6%

FTI Consulting, Inc. *	4,746	516,697

Meitec Corp. (Japan)	11,600	604,712

Nielsen Holdings plc	14,700	296,352

TechnoPro Holdings, Inc. (Japan)	9,200	565,854

		1,983,615

Real Estate Management & Development — 1.0%

Unizo Holdings Co. Ltd. (Japan)	76,200	3,514,537

Road & Rail — 0.5%

Genesee & Wyoming, Inc., Class A *	11,300	1,254,639

Hitachi Transport System Ltd. (Japan)	18,800	535,100

		1,789,739

Semiconductors & Semiconductor Equipment — 2.6%

Cypress Semiconductor Corp.	266,201	6,194,497

Lam Research Corp.	2,232	604,961

Mellanox Technologies Ltd. *	8,655	975,419

MKS Instruments, Inc.	1,770	191,550

NXP Semiconductors NV (Netherlands)	7,227	821,565

Teradyne, Inc.	8,959	548,470

		9,336,462

INVESTMENTS	SHARES	VALUE

Software — 2.3%

Cision Ltd. *	270,906	2,728,023

ForeScout Technologies, Inc. *	8,800	270,688

Oracle Corp.	7,844	427,420

Pivotal Software, Inc., Class A *	250,600	3,751,482

Progress Software Corp.	13,855	552,537

TiVo Corp.	81,900	666,666

		8,396,816

Specialty Retail — 2.6%

ABC-Mart, Inc. (Japan)	9,500	651,372

American Eagle Outfitters, Inc.	18,654	286,899

Best Buy Co., Inc.	3,520	252,842

Conn’s, Inc. *	31,134	753,131

Designer Brands, Inc., Class A	42,379	699,253

Dick’s Sporting Goods, Inc.	35,629	1,387,037

Foot Locker, Inc.	18,685	812,984

Gap, Inc. (The)	55,500	902,430

Genesco, Inc. *	18,766	729,059

Guess?, Inc.	49,780	833,815

Tiffany & Co.	10,594	1,319,059

Urban Outfitters, Inc. *	27,778	797,229

		9,425,110

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.	656	163,186

Seagate Technology plc	14,663	850,894

		1,014,080

Textiles, Apparel & Luxury Goods — 0.3%

Ralph Lauren Corp.	3,654	351,003

Wolverine World Wide, Inc.	28,715	852,261

		1,203,264

Trading Companies & Distributors — 0.9%

HD Supply Holdings, Inc. *	29,500	1,166,430

Triton International Ltd. (Bermuda)	22,948	842,192

WESCO International, Inc. *	23,134	1,160,170

		3,168,792

Total Common Stocks (Cost $151,764,626)		158,881,691

	PRINCIPAL AMOUNT
Convertible Bonds — 8.0%

Biotechnology — 1.1%

Acorda Therapeutics, Inc. 1.75%, 6/15/2021	764,000	527,117

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Convertible Bonds — continued

Biotechnology — continued

AMAG Pharmaceuticals, Inc. 3.25%, 6/1/2022	515,000	389,105

BioMarin Pharmaceutical, Inc. 1.50%, 10/15/2020	351,000	368,396

Exact Sciences Corp.

1.00%, 1/15/2025	320,000	445,045

0.38%, 3/15/2027	186,000	199,332

Intercept Pharmaceuticals, Inc. 3.25%, 7/1/2023	588,000	515,105

Ionis Pharmaceuticals, Inc. 1.00%, 11/15/2021	317,000	349,011

Medicines Co. (The) 2.50%, 1/15/2022	378,000	606,690

Neurocrine Biosciences, Inc. 2.25%, 5/15/2024	291,000	424,692

		3,824,493

Capital Markets — 0.1%

Ares Capital Corp. 3.75%, 2/1/2022	381,000	389,251

Communications Equipment — 0.4%

InterDigital, Inc. 1.50%, 3/1/2020	417,000	414,775

Lumentum Holdings, Inc. 0.25%, 3/15/2024	375,000	473,208

Viavi Solutions, Inc. 1.00%, 3/1/2024	383,000	513,220

		1,401,203

Electronic Equipment, Instruments & Components — 0.1%

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	430,000	423,707

Energy Equipment & Services — 0.2%

Ensco Jersey Finance Ltd. 3.00%, 1/31/2024	513,000	328,320

Nabors Industries, Inc. 0.75%, 1/15/2024	581,000	367,955

		696,275

Entertainment — 0.2%

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	443,000	541,962

Equity Real Estate Investment Trusts (REITs) — 0.3%

Colony Capital, Inc. 3.88%, 1/15/2021	412,000	404,791

Extra Space Storage LP 3.13%, 10/1/2035 (b)	353,000	433,341

Spirit Realty Capital, Inc.

3.75%, 5/15/2021	148,000	153,026

3.75%, 5/15/2021	121,000	125,109

		1,116,267

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Health Care Equipment & Supplies — 0.2%

NuVasive, Inc. 2.25%, 3/15/2021	384,000	481,801

Wright Medical Group, Inc. 1.63%, 6/15/2023	379,000	362,016

		843,817

Health Care Providers & Services — 0.2%

Anthem, Inc.

2.75%, 10/15/2042	101,000	381,713

2.75%, 10/15/2042	51,000	192,746

		574,459

Health Care Technology — 0.2%

Allscripts Healthcare Solutions, Inc. 1.25%, 7/1/2020	564,000	558,200

Interactive Media & Services — 0.1%

Momo, Inc. (China) 1.25%, 7/1/2025	476,000	437,497

Internet & Direct Marketing Retail — 0.4%

Booking Holdings, Inc.

0.35%, 6/15/2020	182,000	283,251

0.90%, 9/15/2021	182,000	213,902

Etsy, Inc. 3/1/2023	248,000	350,610

MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028	387,000	546,902

		1,394,665

IT Services — 0.5%

Akamai Technologies, Inc. 0.13%, 5/1/2025	416,000	465,920

Euronet Worldwide, Inc. 0.75%, 3/15/2049 (b)	187,000	212,663

KBR, Inc. 2.50%, 11/1/2023 (b)	408,000	510,845

Okta, Inc. 0.25%, 2/15/2023	246,000	568,208

		1,757,636

Life Sciences Tools & Services — 0.1%

Illumina, Inc. 0.50%, 6/15/2021	206,000	267,810

Machinery — 0.1%

Fortive Corp. 0.88%, 2/15/2022 (b)	484,000	477,503

Media — 0.3%

Liberty Interactive LLC 1.75%, 9/30/2046 (b)	375,000	530,639

Liberty Media Corp. 2.13%, 3/31/2048 (b)	405,000	420,795

		951,434

Oil, Gas & Consumable Fuels — 0.4%

Cheniere Energy, Inc. 4.25%, 3/15/2045	717,000	561,949

Chesapeake Energy Corp. 5.50%, 9/15/2026 (c)	445,000	245,584

Oasis Petroleum, Inc. 2.63%, 9/15/2023	490,000	337,634

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Convertible Bonds — continued

Oil, Gas & Consumable Fuels — continued

Whiting Petroleum Corp. 1.25%, 4/1/2020	403,000	396,114

		1,541,281

Personal Products — 0.1%

Herbalife Nutrition Ltd. 2.63%, 3/15/2024	353,000	355,588

Pharmaceuticals — 0.4%

Assertio Therapeutics, Inc. 2.50%, 9/1/2021	552,000	359,150

Jazz Investments I Ltd. 1.88%, 8/15/2021	715,000	713,203

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	397,000	365,473

		1,437,826

Semiconductors & Semiconductor Equipment — 1.1%

Intel Corp. 3.25%, 8/1/2039	198,000	551,460

Microchip Technology, Inc. 1.63%, 2/15/2025	396,000	764,032

NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019	458,000	502,390

ON Semiconductor Corp.

1.00%, 12/1/2020	157,000	189,994

1.63%, 10/15/2023	160,000	199,272

Silicon Laboratories, Inc. 1.38%, 3/1/2022	351,000	443,547

Synaptics, Inc. 0.50%, 6/15/2022	438,000	413,363

Teradyne, Inc. 1.25%, 12/15/2023	322,000	640,022

Veeco Instruments, Inc. 2.70%, 1/15/2023	427,000	390,258

		4,094,338

Software — 1.3%

FireEye, Inc. 0.88%, 6/1/2024	409,000	403,496

j2 Global, Inc. 3.25%, 6/15/2029	575,000	846,759

Nuance Communications, Inc. 1.00%, 12/15/2035	416,000	404,404

Palo Alto Networks, Inc. 0.75%, 7/1/2023	386,000	424,586

RingCentral, Inc. 3/15/2023	276,000	557,865

ServiceNow, Inc. 6/1/2022	263,000	492,672

Splunk, Inc. 1.13%, 9/15/2025	359,000	397,409

Verint Systems, Inc. 1.50%, 6/1/2021	596,000	607,175

Workday, Inc. 0.25%, 10/1/2022	382,000	485,826

		4,620,192

Technology Hardware, Storage & Peripherals — 0.1%

Western Digital Corp. 1.50%, 2/1/2024 (c)	462,000	438,128

Transportation Infrastructure — 0.1%

Macquarie Infrastructure Corp. 2.00%, 10/1/2023	439,000	412,806

Total Convertible Bonds (Cost $27,054,242)		28,556,338

INVESTMENTS	SHARES	VALUE
Convertible Preferred Stocks — 1.0%

Banks — 0.3%

Bank of America Corp. Series L, 7.25% ($1,000 par value)	376	570,238

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	363	547,948

		1,118,186

Health Care Equipment & Supplies — 0.2%

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	9,000	555,120

Machinery — 0.3%

Colfax Corp. 5.75%, 1/15/2022 ($100 par value)	4,180	612,830

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	4,700	479,118

		1,091,948

Multi-Utilities — 0.2%

CenterPoint Energy, Inc. Series B, 7.00%, 9/1/2021 ($100 par value)	7,499	382,449

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	3,802	441,754

		824,203

Total Convertible Preferred Stocks (Cost $3,213,976)		3,589,457

	PRINCIPAL AMOUNT
Short-Term Investments — 42.9%

Foreign Government Treasury Bills — 2.0%

Japan Treasury Bills (Japan) (0.27)%, 3/10/2020 (f) (Cost $7,142,658)	JPY 771,500,000	7,149,504

	SHARES

Investment Companies — 40.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (d) (e)	101,031,498	101,071,910

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Short-Term Investments — continued

Investment Companies — continued

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (d) (e)	45,730,579	45,730,579

Total Investment Companies (Cost $146,783,112)		146,802,489

Total Short-Term Investments (Cost $153,925,770)		153,951,993

Total Investments — 96.0% (Cost $335,958,614)		344,979,479
Other Assets Less Liabilities — 4.0%		14,214,173

NET ASSETS — 100.0%		359,193,652

Percentages indicated are based on net assets.

Abbreviations

JPY	Japanese Yen

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of October 31, 2019.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of October 31, 2019.
(f)	The rate shown is the effective yield as of October 31, 2019.
*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Futures contracts outstanding as of October 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
CAC 40 10 Euro Index	24	11/2019	EUR	1,535,634	8,969
Feeder Cattle	49	11/2019	USD	3,616,200	340,843
IBEX 35 Index	4	11/2019	EUR	414,310	(1,002)
LME Aluminum Base Metal	38	11/2019	USD	1,673,425	(15,675)
LME Nickel Base Metal	40	11/2019	USD	4,005,840	(209,589)
LME Zinc Base Metal	55	11/2019	USD	3,471,875	382,057
Natural Gas	7	11/2019	USD	184,450	14,260
100 oz Gold	50	12/2019	USD	7,568,500	319,267
Australia 10 Year Bond	170	12/2019	AUD	17,087,280	(44,465)
Australia 3 Year Bond	255	12/2019	AUD	20,279,836	(20,924)
Canada 10 Year Bond	24	12/2019	CAD	2,588,596	(24,295)
Cocoa	18	12/2019	USD	432,540	(10,824)
DAX Index	2	12/2019	EUR	718,644	28,482
EURO STOXX 50 Index	61	12/2019	EUR	2,452,600	52,919
Euro-Bobl	121	12/2019	EUR	18,172,542	(232,362)
Euro-Buxl	10	12/2019	EUR	2,344,361	(114,754)
Euro-Schatz	137	12/2019	EUR	17,124,623	(90,263)
FTSE 100 Index	6	12/2019	GBP	562,894	(4,667)
FTSE/MIB Index	18	12/2019	EUR	2,276,962	66,053
Japan 10 Year Bond	33	12/2019	JPY	47,127,141	(253,193)
Live Cattle	16	12/2019	USD	750,240	23,433
LME Aluminum Base Metal	61	12/2019	USD	2,693,150	58,331
LME Nickel Base Metal	21	12/2019	USD	2,102,814	(58,096)
LME Zinc Base Metal	50	12/2019	USD	3,133,750	124,937
Silver	21	12/2019	USD	1,900,500	165,194
SPI 200 Index	16	12/2019	AUD	1,828,950	(7,573)
TOPIX Index	4	12/2019	JPY	613,205	5,725
U.S. Treasury 2 Year Note	70	12/2019	USD	15,093,750	(23,073)
U.S. Treasury 5 Year Note	79	12/2019	USD	9,418,898	(29,369)
U.S. Treasury 10 Year Note	109	12/2019	USD	14,205,766	(87,841)
U.S. Treasury Long Bond	31	12/2019	USD	4,999,719	(36,601)
WTI Crude Oil	12	12/2019	USD	649,800	(7,152)
Feeder Cattle	33	01/2020	USD	2,387,138	103,653
Cocoa	79	03/2020	USD	1,932,340	99,752
Copper	31	03/2020	USD	2,052,588	33,017
Silver	29	03/2020	USD	2,647,700	135,298
Cocoa	35	05/2020	USD	859,250	(5,275)
Copper	18	05/2020	USD	1,193,625	18,102

					703,299

Short Contracts
Hang Seng Index	(10)	11/2019	HKD	(1,716,785)	1,499
LME Aluminum Base Metal	(133)	11/2019	USD	(5,856,988)	(76,172)
LME Nickel Base Metal	(7)	11/2019	USD	(701,022)	18,837
Natural Gas	(149)	11/2019	USD	(3,926,150)	(188,276)
WTI Crude Oil	(20)	11/2019	USD	(1,081,800)	8,237
Coffee ‘C’	(28)	12/2019	USD	(1,070,475)	38,691
Copper	(40)	12/2019	USD	(2,639,500)	(67,206)
Corn	(38)	12/2019	USD	(741,000)	61,688
Cotton No. 2	(120)	12/2019	USD	(3,866,400)	(104,921)
Euro-Bund	(3)	12/2019	EUR	(575,127)	14,218
Lean Hogs	(112)	12/2019	USD	(2,956,800)	78,580

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Short Contracts — continued
Live Cattle	(45)	12/2019	USD	(2,110,050)	(126,063)
LME Aluminum Base Metal	(61)	12/2019	USD	(2,693,150)	2,947
LME Zinc Base Metal	(18)	12/2019	USD	(1,128,150)	(107,592)
Long Gilt	(93)	12/2019	GBP	(16,002,909)	190,809
Natural Gas	(57)	12/2019	USD	(1,558,380)	(60,600)
Russell 2000 E-Mini Index	(276)	12/2019	USD	(21,568,020)	(58,223)
S&P 500 E-Mini Index	(468)	12/2019	USD	(71,019,000)	(586,355)
Wheat	(12)	12/2019	USD	(305,250)	(13,210)
LME Aluminum Base Metal	(74)	01/2020	USD	(3,241,200)	(64,750)
LME Zinc Base Metal	(14)	01/2020	USD	(872,725)	(3,280)
Soybean	(23)	01/2020	USD	(1,072,088)	20,582
Lean Hogs	(41)	02/2020	USD	(1,202,530)	1,219
Live Cattle	(28)	02/2020	USD	(1,370,320)	(143,273)
Sugar No. 11	(388)	02/2020	USD	(5,423,309)	122,738
Coffee ‘C’	(39)	03/2020	USD	(1,542,206)	(16,692)
Coffee ‘C’	(52)	05/2020	USD	(2,097,225)	(14,238)
Corn	(52)	05/2020	USD	(1,052,350)	(29,779)

					(1,100,585)

					(397,286)

Abbreviations

AUD	Australian Dollar
CAC	Continuous Assisted Quotation
CAD	Canadian Dollar
DAX	Deutscher Aktien Index
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar
IBEX	International Business Exchange

JPY	Japanese Yen
LME	London Metal Exchange
MIB	Milan, Italian Stock Exchange
S&P	Standard & Poor’s
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
WTI	West Texas Intermediate

Forward foreign currency exchange contracts outstanding as of October 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)

AUD	332,748	USD	224,696	State Street Corp.	11/15/2019	4,759

EUR	210,155	USD	233,129	Barclays Bank plc	11/15/2019	1,435

EUR	834,115	USD	921,467	HSBC Bank, NA	11/15/2019	9,531

EUR	2,545,554	USD	2,788,695	State Street Corp.	11/15/2019	52,526

USD	1,480,198	CAD	1,936,179	Australia & New Zealand Banking Group Ltd.	11/15/2019	10,138

USD	10,814,201	JPY	1,152,827,187	Australia & New Zealand Banking Group Ltd.	11/15/2019	132,130

AUD	3,638,756	USD	2,455,167	Merrill Lynch International	11/18/2019	54,227

CAD	38,303,718	USD	28,753,061	Citibank, NA	11/18/2019	329,534

EUR	175,002	USD	192,412	Citibank, NA	11/18/2019	2,953

EUR	1,109,349	USD	1,236,178	Merrill Lynch International	11/18/2019	2,251

GBP	195,909	CAD	325,283	Barclays Bank plc	11/18/2019	6,910

GBP	2,869,381	CAD	4,859,036	Citibank, NA	11/18/2019	29,252

GBP	1,545,938	NOK	18,313,539	HSBC Bank, NA	11/18/2019	11,830

GBP	554,391	SEK	6,918,860	Merrill Lynch International	11/18/2019	1,336

GBP	243,245	USD	305,747	Citibank, NA	11/18/2019	9,483

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)

GBP	1,450,603	USD	1,866,758	State Street Corp.	11/18/2019	13,133

IDR	47,800,459,576	USD	3,359,180	Merrill Lynch International * *	11/18/2019	29,012

INR	238,644,680	USD	3,343,627	Merrill Lynch International * *	11/18/2019	8,648

NZD	807,368	USD	514,514	Citibank, NA	11/18/2019	3,258

RUB	218,486,322	USD	3,351,953	Goldman Sachs International * *	11/18/2019	48,602

SEK	4,796,469	USD	493,020	Barclays Bank plc	11/18/2019	4,120

USD	3,356,203	ILS	11,704,462	Merrill Lynch International	11/18/2019	32,891

ZAR	51,058,434	USD	3,352,831	BNP Paribas	11/18/2019	19,522

MXN	66,486,247	USD	3,373,491	Merrill Lynch International	11/19/2019	74,354

USD	618,093	EUR	551,831	State Street Corp.	12/16/2019	796

USD	7,224,534	JPY	771,500,000	Standard Chartered Bank	3/10/2020	20,599

Total unrealized appreciation						913,230

JPY	102,465,472	USD	952,285	State Street Corp.	11/15/2019	(2,842)

JPY	16,654,182	USD	154,613	TD Bank Financial Group	11/15/2019	(296)

USD	3,338,369	AUD	4,948,085	BNP Paribas	11/15/2019	(73,713)

USD	647,994	CAD	863,230	BNP Paribas	11/15/2019	(7,421)

USD	3,530,127	EUR	3,177,345	BNP Paribas	11/15/2019	(16,269)

USD	2,447,653	EUR	2,226,793	Merrill Lynch International	11/15/2019	(37,783)

USD	1,260,354	GBP	1,023,815	Citibank, NA	11/15/2019	(66,327)

USD	257,577	JPY	27,944,462	Standard Chartered Bank	11/15/2019	(1,356)

JPY	153,078,694	USD	1,436,762	Citibank, NA	11/18/2019	(18,096)

NOK	42,224,227	USD	4,629,418	Merrill Lynch International	11/18/2019	(37,509)

USD	109,298	CHF	108,317	BNP Paribas	11/18/2019	(618)

USD	16,251,429	EUR	14,779,766	Citibank, NA	11/18/2019	(248,072)

USD	16,166,105	GBP	13,130,804	Citibank, NA	11/18/2019	(850,594)

USD	3,413,500	HUF	1,034,641,543	Merrill Lynch International	11/18/2019	(100,827)

USD	3,364,827	KRW	4,027,933,781	Goldman Sachs International * *	11/18/2019	(77,763)

USD	436,531	NZD	692,936	Merrill Lynch International	11/18/2019	(7,854)

USD	3,422,531	PLN	13,500,473	Merrill Lynch International	11/18/2019	(111,296)

USD	27,196,836	SEK	268,363,016	Citibank, NA	11/18/2019	(618,214)

USD	3,393,393	TWD	104,472,375	Merrill Lynch International * *	11/18/2019	(39,529)

USD	1,301,620	CAD	1,714,108	HSBC Bank, NA	12/16/2019	(56)

Total unrealized depreciation						(2,316,435)

Net unrealized depreciation						(1,403,205)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

Over-the-Counter (“OTC”) Total return swap contracts outstanding as of October 31, 2019:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Media General, Inc., CVR ‡	Total appreciation of the position at maturity	Total depreciation of the position at maturity	At Termination	Union Bank of Switzerland AG	3/12/2021	USD 48,548	—	—

							—	—

OTC Total Return Basket Swaps Outstanding at October 31, 2019
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	11/29/2019	$6,116,042	$4,795	$—	$4,795

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	70,486	570,326	223	0.0	(a)

Airlines
Wizz Air Holdings plc * (b)	11,926	590,582	1,382	0.0	(a)

Capital Markets
3i Group plc	19,027	278,039	26	0.0	(a)

Construction Materials
Rhi Magnesita NV	10,497	473,086	173	0.0	(a)

Distributors
Inchcape plc	82,317	688,215	456	0.0	(a)

Energy Equipment & Services
Petrofac Ltd.	109,943	548,711	1,411	0.0	(a)

Health Care Equipment & Supplies
Smith & Nephew plc	22,003	472,326	1,337	0.0	(a)

Hotels, Restaurants & Leisure
Greggs plc	27,804	639,525	(117)	(0.0	)(a)

Household Durables
Berkeley Group Holdings plc	5,884	335,385	(53)	(0.0	)(a)
Bovis Homes Group plc	38,704	586,582	—	0.0	(a)
Redrow plc	75,306	587,073	(164)	(0.0	)(a)
Taylor Wimpey plc	273,258	586,057	246	0.0	(a)

	393,152	2,095,097	29	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Interactive Media & Services
Auto Trader Group plc (b)	101,985	743,093	391	0.0	(a)

Metals & Mining
Rio Tinto plc	8,984	467,723	597	0.0	(a)

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc	21,246	611,880	1,464	0.0	(a)
Tullow Oil plc	244,675	653,851	1,272	0.0	(a)

	265,921	1,265,731	2,736	0.0	(a)

Personal Products
Unilever plc	8,344	499,630	12	0.0	(a)

Software
Avast plc (b)	115,922	622,432	(429)	(0.0	)(a)
AVEVA Group plc	11,801	639,434	155	0.0	(a)

	127,723	1,261,866	(274)	(0.0	)(a)

Trading Companies & Distributors
Travis Perkins plc	33,471	621,695	394	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,293,583	11,215,645	8,776	0.0	(a)

Short Positions

Common Stocks
Capital Markets
Standard Life Aberdeen plc	(107,622)	(423,134)	(30)	(0.0	)(a)

Chemicals
Johnson Matthey plc	(12,299)	(488,601)	496	0.0	(a)

Electrical Equipment
Melrose Industries plc	(41,132)	(113,676)	(135)	(0.0	)(a)

Health Care Providers & Services
NMC Health plc	(12,816)	(363,291)	(887)	(0.0	)(a)

Hotels, Restaurants & Leisure
TUI AG	(50,130)	(655,814)	39	0.0	(a)

Insurance
Beazley plc	(57,347)	(435,856)	(178)	(0.0	)(a)

Machinery
IMI plc	(38,889)	(505,719)	(459)	(0.0	)(a)
Weir Group plc (The)	(24,428)	(426,685)	(614)	(0.0	)(a)

	(63,317)	(932,404)	(1,073)	(0.0	)(a)

Media
ITV plc	(319,176)	(553,695)	(713)	(0.0	)(a)

Metals & Mining
Fresnillo plc	(26,214)	(242,185)	(1,096)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Multiline Retail
B&M European Value Retail SA	(53,437)	(256,358)	(38)	(0.0	)(a)

Professional Services
Capita plc *	(41,824)	(84,603)	(33)	(0.0	)(a)

Real Estate Management & Development
Capital & Counties Properties plc	(166,403)	(549,986)	(333)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(951,717)	(5,099,603)	(3,981)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	341,866	6,116,042	4,795	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	11/29/2019 — 3/31/2020	$72,184,504	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Delta Air Lines, Inc.	8,854	487,678	—	0.0	(a)
Southwest Airlines Co.	9,688	543,788	—	0.0	(a)

	18,542	1,031,466	—	0.0	(a)

Banks
OFG Bancorp	27,693	562,445	—	0.0	(a)

Beverages
Coca-Cola European Partners plc	9,118	487,904	—	0.0	(a)
Molson Coors Brewing Co.	9,204	485,235	—	0.0	(a)

	18,322	973,139	—	0.0	(a)

Building Products
American Woodmark Corp. *	5,955	590,498	—	0.0	(a)
Gibraltar Industries, Inc. *	13,255	705,563	—	0.0	(a)

	19,210	1,296,061	—	0.0	(a)

Capital Markets
Cohen & Steers, Inc.	11,347	742,548	—	0.0	(a)
Federated Investors, Inc.	19,694	629,026	—	0.0	(a)
Legg Mason, Inc.	15,845	590,385	—	0.0	(a)

	46,886	1,961,959	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Chemicals
Celanese Corp.	4,039	489,325	—	0.0	(a)
CF Industries Holdings, Inc.	11,743	532,545	—	0.0	(a)
Huntsman Corp.	2,167	47,956	—	0.0	(a)
Kronos Worldwide, Inc.	42,100	533,828	—	0.0	(a)

	60,049	1,603,654	—	0.0	(a)

Commercial Services & Supplies
ABM Industries, Inc.	12,986	473,470	—	0.0	(a)
Deluxe Corp.	5,405	280,141	—	0.0	(a)
HNI Corp.	17,850	678,300	—	0.0	(a)
MSA Safety, Inc.	5,100	612,357	—	0.0	(a)
Tetra Tech, Inc.	6,349	555,347	—	0.0	(a)

	47,690	2,599,615	—	0.0	(a)

Communications Equipment
Acacia Communications, Inc. *	11,847	777,874	—	0.0	(a)
Cisco Systems, Inc.	1,186	56,347	—	0.0	(a)
Juniper Networks, Inc.	23,513	583,593	—	0.0	(a)
NetScout Systems, Inc. *	22,332	540,881	—	0.0	(a)

	58,878	1,958,695	—	0.0	(a)

Construction & Engineering
MasTec, Inc. *	8,000	503,520	—	0.0	(a)

Consumer Finance
Ally Financial, Inc.	16,755	513,206	—	0.0	(a)
Encore Capital Group, Inc. *	19,231	638,277	—	0.0	(a)
OneMain Holdings, Inc.	17,295	691,800	—	0.0	(a)

	53,281	1,843,283	—	0.0	(a)

Containers & Packaging
International Paper Co.	14,301	624,668	—	0.0	(a)
Silgan Holdings, Inc.	16,959	521,828	—	0.0	(a)
Sonoco Products Co.	7,971	459,927	—	0.0	(a)
Westrock Co.	16,388	612,419	—	0.0	(a)

	55,619	2,218,842	—	0.0	(a)

Distributors
Core-Mark Holding Co., Inc.	21,088	643,606	—	0.0	(a)

Diversified Consumer Services
H&R Block, Inc.	2,973	74,295	—	0.0	(a)
K12, Inc. *	23,093	457,011	—	0.0	(a)

	26,066	531,306	—	0.0	(a)

Diversified Telecommunication Services
CenturyLink, Inc.	52,638	681,136	—	0.0	(a)
Verizon Communications, Inc.	8,766	530,080	—	0.0	(a)

	61,404	1,211,216	—	0.0	(a)

Electric Utilities
Exelon Corp.	12,388	563,530	—	0.0	(a)
OGE Energy Corp.	11,959	514,955	—	0.0	(a)
Pinnacle West Capital Corp.	5,510	518,601	—	0.0	(a)

	29,857	1,597,086	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Electrical Equipment
Atkore International Group, Inc. *	17,426	604,682	—	0.0	(a)
Generac Holdings, Inc. *	7,483	722,708	—	0.0	(a)
nVent Electric plc	4,580	105,615	—	0.0	(a)

	29,489	1,433,005	—	0.0	(a)

Electronic Equipment, Instruments & Components
CDW Corp.	4,720	603,735	—	0.0	(a)
Fabrinet *	11,920	670,262	—	0.0	(a)
Insight Enterprises, Inc. *	9,208	565,187	—	0.0	(a)
SYNNEX Corp.	5,418	637,915	—	0.0	(a)
Tech Data Corp. *	4,938	599,967	—	0.0	(a)
Zebra Technologies Corp. *	273	64,939	—	0.0	(a)

	36,477	3,142,005	—	0.0	(a)

Energy Equipment & Services
Helix Energy Solutions Group, Inc. *	66,506	571,286	—	0.0	(a)
Liberty Oilfield Services, Inc. *	47,600	438,396	—	0.0	(a)
ProPetro Holding Corp. *	70,409	545,670	—	0.0	(a)

	184,515	1,555,352	—	0.0	(a)

Food Products
B&G Foods, Inc.	28,297	440,018	—	0.0	(a)
General Mills, Inc.	9,869	501,937	—	0.0	(a)
Hershey Co. (The)	3,293	483,643	—	0.0	(a)
Hostess Brands, Inc. *	41,646	532,236	—	0.0	(a)
Ingredion, Inc.	2,447	193,313	—	0.0	(a)
Mondelez International, Inc.	9,483	497,383	—	0.0	(a)
Simply Good Foods Co. (The) *	22,840	560,494	—	0.0	(a)
TreeHouse Foods, Inc. *	9,682	523,022	—	0.0	(a)
Tyson Foods, Inc.	7,181	594,515	—	0.0	(a)

	134,738	4,326,561	—	0.0	(a)

Health Care Equipment & Supplies
Abbott Laboratories	6,884	575,571	—	0.0	(a)
Baxter International, Inc.	5,897	452,300	—	0.0	(a)
DENTSPLY SIRONA, Inc.	10,446	572,232	—	0.0	(a)
Hill-Rom Holdings, Inc.	5,160	540,200	—	0.0	(a)
Hologic, Inc. *	10,499	507,207	—	0.0	(a)
Integer Holdings Corp. *	7,835	606,742	—	0.0	(a)
Masimo Corp. *	3,444	502,101	—	0.0	(a)
Medtronic plc	4,764	518,800	—	0.0	(a)

	54,929	4,275,153	—	0.0	(a)

Health Care Providers & Services
Encompass Health Corp.	143	9,155	—	0.0	(a)
Ensign Group, Inc. (The)	15,339	648,073	—	0.0	(a)
Premier, Inc. *	20,964	683,007	—	0.0	(a)
UnitedHealth Group, Inc.	550	138,985	—	0.0	(a)
Universal Health Services, Inc.	4,073	559,874	—	0.0	(a)
US Physical Therapy, Inc.	3,813	539,425	—	0.0	(a)

	44,882	2,578,519	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Health Care Technology
Cerner Corp.	9,121	612,201	—	0.0	(a)

Hotels, Restaurants & Leisure
Dine Brands Global, Inc.	7,306	534,434	—	0.0	(a)
Starbucks Corp.	6,001	507,444	—	0.0	(a)

	13,307	1,041,878	—	0.0	(a)

Household Durables
Garmin Ltd.	6,608	619,500	—	0.0	(a)
La-Z-Boy, Inc.	19,243	683,319	—	0.0	(a)
Meritage Homes Corp. *	7,827	564,248	—	0.0	(a)
Toll Brothers, Inc.	14,139	562,308	—	0.0	(a)
TRI Pointe Group, Inc. *	37,048	583,136	—	0.0	(a)
Whirlpool Corp.	3,478	529,073	—	0.0	(a)

	88,343	3,541,584	—	0.0	(a)

Household Products
Church & Dwight Co., Inc.	6,983	488,391	—	0.0	(a)
Kimberly-Clark Corp.	3,849	511,455	—	0.0	(a)
Procter & Gamble Co. (The)	4,649	578,847	—	0.0	(a)
Spectrum Brands Holdings, Inc.	8,925	448,124	—	0.0	(a)

	24,406	2,026,817	—	0.0	(a)

Insurance
MetLife, Inc.	13,455	629,559	—	0.0	(a)

Interactive Media & Services
Facebook, Inc. *	2,724	522,054	—	0.0	(a)
Liberty TripAdvisor Holdings, Inc. *	20,589	198,684	—	0.0	(a)

	23,313	720,738	—	0.0	(a)

IT Services
Accenture plc	2,751	510,090	—	0.0	(a)
Automatic Data Processing, Inc.	3,060	496,424	—	0.0	(a)
CSG Systems International, Inc.	10,726	618,247	—	0.0	(a)
Euronet Worldwide, Inc. *	4,049	567,144	—	0.0	(a)
EVERTEC, Inc.	16,030	490,358	—	0.0	(a)
ManTech International Corp.	8,001	633,519	—	0.0	(a)
MAXIMUS, Inc.	6,530	501,112	—	0.0	(a)
PayPal Holdings, Inc. *	5,952	619,603	—	0.0	(a)
Perficient, Inc. *	15,476	606,659	—	0.0	(a)

	72,575	5,043,156	—	0.0	(a)

Life Sciences Tools & Services
Agilent Technologies, Inc.	249	18,862	—	0.0	(a)
Charles River Laboratories International, Inc. *	3,741	486,255	—	0.0	(a)
Medpace Holdings, Inc. *	6,340	466,814	—	0.0	(a)
Thermo Fisher Scientific, Inc.	1,949	588,559	—	0.0	(a)

	12,279	1,560,490	—	0.0	(a)

Machinery
AGCO Corp.	6,868	526,707	—	0.0	(a)
Federal Signal Corp.	16,217	526,080	—	0.0	(a)
ITT, Inc.	8,143	484,101	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Machinery — continued
Meritor, Inc. *	31,605	696,258	—	0.0	(a)
Oshkosh Corp.	7,579	647,095	—	0.0	(a)
Parker-Hannifin Corp.	2,898	531,754	—	0.0	(a)
Snap-on, Inc.	3,932	639,619	—	0.0	(a)
Watts Water Technologies, Inc.	5,749	536,094	—	0.0	(a)

	82,991	4,587,708	—	0.0	(a)

Media
Comcast Corp.	11,078	496,516	—	0.0	(a)
Gray Television, Inc. *	32,310	530,207	—	0.0	(a)
Liberty Global plc *	25,086	598,803	—	0.0	(a)
Nexstar Media Group, Inc.	5,126	498,709	—	0.0	(a)
Omnicom Group, Inc.	1,634	126,128	—	0.0	(a)
Sinclair Broadcast Group, Inc.	4,062	161,830	—	0.0	(a)
TEGNA, Inc.	34,183	513,770	—	0.0	(a)

	113,479	2,925,963	—	0.0	(a)

Metals & Mining
Royal Gold, Inc.	4,118	475,382	—	0.0	(a)
Schnitzer Steel Industries, Inc.	942	20,102	—	0.0	(a)
Steel Dynamics, Inc.	3,675	111,573	—	0.0	(a)
Warrior Met Coal, Inc.	23,080	449,599	—	0.0	(a)

	31,815	1,056,656	—	0.0	(a)

Multiline Retail
Kohl’s Corp.	11,118	569,908	—	0.0	(a)
Nordstrom, Inc.	16,313	585,637	—	0.0	(a)

	27,431	1,155,545	—	0.0	(a)

Multi-Utilities
CenterPoint Energy, Inc.	17,868	519,423	—	0.0	(a)
NorthWestern Corp.	7,044	510,831	—	0.0	(a)

	24,912	1,030,254	—	0.0	(a)

Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	30,841	574,876	—	0.0	(a)
Chevron Corp.	4,509	523,675	—	0.0	(a)
ConocoPhillips	11,077	611,450	—	0.0	(a)
CONSOL Energy, Inc. *	24,028	317,891	—	0.0	(a)
CVR Energy, Inc.	14,198	673,269	—	0.0	(a)
Delek US Holdings, Inc.	14,253	569,407	—	0.0	(a)
Devon Energy Corp.	22,299	452,224	—	0.0	(a)
Exxon Mobil Corp.	8,892	600,833	—	0.0	(a)
HollyFrontier Corp.	2,247	123,450	—	0.0	(a)
Marathon Oil Corp.	23,713	273,411	—	0.0	(a)

	156,057	4,720,486	—	0.0	(a)

Paper & Forest Products
Domtar Corp.	13,144	478,310	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Personal Products
Estee Lauder Cos., Inc. (The)	2,856	531,987	—	0.0	(a)
Medifast, Inc.	5,062	561,578	—	0.0	(a)

	7,918	1,093,565	—	0.0	(a)

Pharmaceuticals
Eli Lilly & Co.	4,523	515,396	—	0.0	(a)
Jazz Pharmaceuticals plc *	1,666	209,300	—	0.0	(a)
Johnson & Johnson	462	61,002	—	0.0	(a)
Merck & Co., Inc.	6,161	533,912	—	0.0	(a)
Pfizer, Inc.	5,381	206,469	—	0.0	(a)

	18,193	1,526,079	—	0.0	(a)

Professional Services
Korn Ferry	7,830	287,283	—	0.0	(a)
ManpowerGroup, Inc.	5,680	516,425	—	0.0	(a)
Robert Half International, Inc.	4,429	253,649	—	0.0	(a)

	17,939	1,057,357	—	0.0	(a)

Road & Rail
ArcBest Corp.	20,069	579,793	—	0.0	(a)
CSX Corp.	8,287	582,328	—	0.0	(a)
Genesee & Wyoming, Inc. *	5,897	654,744	—	0.0	(a)
Norfolk Southern Corp.	2,639	480,298	—	0.0	(a)
Schneider National, Inc.	22,524	515,124	—	0.0	(a)

	59,416	2,812,287	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	4,618	492,417	—	0.0	(a)
Cabot Microelectronics Corp.	3,900	589,368	—	0.0	(a)
Diodes, Inc. *	13,078	610,089	—	0.0	(a)
Intel Corp.	556	31,431	—	0.0	(a)
Kulicke & Soffa Industries, Inc.	23,205	551,003	—	0.0	(a)
Mellanox Technologies Ltd. *	6,133	691,189	—	0.0	(a)
MKS Instruments, Inc.	5,010	542,182	—	0.0	(a)
ON Semiconductor Corp. *	29,781	607,532	—	0.0	(a)
Qorvo, Inc. *	6,766	547,099	—	0.0	(a)
Xperi Corp.	26,530	538,692	—	0.0	(a)

	119,577	5,201,002	—	0.0	(a)

Software
Cadence Design Systems, Inc. *	9,220	602,527	—	0.0	(a)
Check Point Software Technologies Ltd. *	4,926	553,732	—	0.0	(a)
Citrix Systems, Inc.	6,210	676,021	—	0.0	(a)
CyberArk Software Ltd. *	5,728	581,850	—	0.0	(a)
Intuit, Inc.	1,864	479,980	—	0.0	(a)
LogMeIn, Inc.	7,726	507,444	—	0.0	(a)
Microsoft Corp.	3,843	550,971	—	0.0	(a)
Oracle Corp.	3,193	173,986	—	0.0	(a)

	42,710	4,126,511	—	0.0	(a)

Specialty Retail
Abercrombie & Fitch Co.	42,265	684,270	—	0.0	(a)
American Eagle Outfitters, Inc.	22,772	350,234	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	3,748	269,219	—	0.0	(a)
Dick’s Sporting Goods, Inc.	796	30,988	—	0.0	(a)
Foot Locker, Inc.	14,694	639,336	—	0.0	(a)
Genesco, Inc. *	13,600	528,360	—	0.0	(a)
Office Depot, Inc.	294,733	607,150	—	0.0	(a)
Rent-A-Center, Inc.	19,063	493,160	—	0.0	(a)
Signet Jewelers Ltd.	37,150	595,886	—	0.0	(a)
Williams-Sonoma, Inc.	2,694	179,932	—	0.0	(a)

	451,515	4,378,535	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Apple, Inc.	899	223,635	—	0.0	(a)
Seagate Technology plc	9,387	544,728	—	0.0	(a)
Xerox Holdings Corp.	16,429	557,436	—	0.0	(a)

	26,715	1,325,799	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	2,128	192,477	—	0.0	(a)
Deckers Outdoor Corp. *	4,203	642,639	—	0.0	(a)
Ralph Lauren Corp.	2,952	283,569	—	0.0	(a)
Steven Madden Ltd.	14,209	585,127	—	0.0	(a)

	23,492	1,703,812	—	0.0	(a)

Thrifts & Mortgage Finance
MGIC Investment Corp.	47,088	645,577	—	0.0	(a)
Radian Group, Inc.	22,113	555,036	—	0.0	(a)

	69,201	1,200,613	—	0.0	(a)

Trading Companies & Distributors
BMC Stock Holdings, Inc. *	20,479	552,728	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	2,601,398	93,956,121	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Cubic Corp.	(2,537)	(187,078)	—	0.0	(a)
Mercury Systems, Inc. *	(71)	(5,230)	—	0.0	(a)

	(2,608)	(192,308)	—	0.0	(a)

Auto Components
Cooper-Standard Holdings, Inc. *	(10,564)	(336,569)	—	0.0	(a)

Beverages
MGP Ingredients, Inc.	(6,437)	(276,083)	—	0.0	(a)
National Beverage Corp.	(9,280)	(407,949)	—	0.0	(a)

	(15,717)	(684,032)	—	0.0	(a)

Chemicals
DuPont de Nemours, Inc.	(6,818)	(449,374)	—	0.0	(a)
RPM International, Inc.	(5,846)	(423,426)	—	0.0	(a)
Sensient Technologies Corp.	(5,533)	(346,145)	—	0.0	(a)

	(18,197)	(1,218,945)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Communications Equipment
Infinera Corp. *	(22,405)	(125,244)	—	0.0	(a)
NETGEAR, Inc. *	(14,782)	(401,627)	—	0.0	(a)
ViaSat, Inc. *	(4,332)	(298,215)	—	0.0	(a)

	(41,519)	(825,086)	—	0.0	(a)

Construction & Engineering
Dycom Industries, Inc. *	(5,804)	(264,604)	—	0.0	(a)
Granite Construction, Inc.	(8,609)	(202,656)	—	0.0	(a)

	(14,413)	(467,260)	—	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(266)	(69,668)	—	0.0	(a)

Containers & Packaging
Crown Holdings, Inc. *	(6,481)	(472,076)	—	0.0	(a)

Diversified Telecommunication Services
ORBCOMM, Inc. *	(51,641)	(207,080)	—	0.0	(a)

Electrical Equipment
Bloom Energy Corp. *	(45,939)	(140,573)	—	0.0	(a)

Electronic Equipment, Instruments & Components
nLight, Inc. *	(22,834)	(305,062)	—	0.0	(a)
Rogers Corp. *	(2,541)	(344,255)	—	0.0	(a)

	(25,375)	(649,317)	—	0.0	(a)

Energy Equipment & Services
Core Laboratories NV	(6,345)	(279,434)	—	0.0	(a)
Diamond Offshore Drilling, Inc. *	(57,433)	(303,821)	—	0.0	(a)
Oceaneering International, Inc. *	(19,420)	(274,987)	—	0.0	(a)
Oil States International, Inc. *	(22,423)	(319,976)	—	0.0	(a)

	(105,621)	(1,178,218)	—	0.0	(a)

Entertainment
Netflix, Inc. *	(719)	(206,648)	—	0.0	(a)

Food Products
Hain Celestial Group, Inc. (The) *	(2,164)	(51,157)	—	0.0	(a)
Kraft Heinz Co. (The)	(4,423)	(142,996)	—	0.0	(a)

	(6,587)	(194,153)	—	0.0	(a)

Health Care Equipment & Supplies
Cerus Corp. *	(40,145)	(174,631)	—	0.0	(a)
Penumbra, Inc. *	(2,854)	(445,138)	—	0.0	(a)
ViewRay, Inc. *	(30,868)	(80,257)	—	0.0	(a)

	(73,867)	(700,026)	—	0.0	(a)

Health Care Providers & Services
Guardant Health, Inc. *	(4,730)	(328,735)	—	0.0	(a)
PetIQ, Inc. *	(4,311)	(106,568)	—	0.0	(a)

	(9,041)	(435,303)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Health Care Technology
Evolent Health, Inc. *	(8,088)	(61,630)	—	0.0	(a)
Tabula Rasa HealthCare, Inc. *	(7,822)	(398,453)	—	0.0	(a)
Teladoc Health, Inc. *	(5,305)	(406,363)	—	0.0	(a)

	(21,215)	(866,446)	—	0.0	(a)

Hotels, Restaurants & Leisure
Red Rock Resorts, Inc.	(15,580)	(339,332)	—	0.0	(a)

Household Durables
iRobot Corp. *	(2,916)	(140,143)	—	0.0	(a)

Insurance
Markel Corp. *	(319)	(373,549)	—	0.0	(a)

Interactive Media & Services
Snap, Inc. *	(13,068)	(196,804)	—	0.0	(a)
TrueCar, Inc. *	(19,274)	(63,219)	—	0.0	(a)

	(32,342)	(260,023)	—	0.0	(a)

Internet & Direct Marketing Retail
Wayfair, Inc. *	(1,888)	(155,250)	—	0.0	(a)

IT Services
MongoDB, Inc. *	(2,586)	(330,413)	—	0.0	(a)

Life Sciences Tools & Services
NanoString Technologies, Inc. *	(17,545)	(396,517)	—	0.0	(a)

Machinery
Navistar International Corp. *	(10,699)	(334,665)	—	0.0	(a)
Welbilt, Inc. *	(30,816)	(584,271)	—	0.0	(a)

	(41,515)	(918,936)	—	0.0	(a)

Media
Liberty Broadband Corp. *	(2,388)	(281,951)	—	0.0	(a)

Metals & Mining
Alcoa Corp. *	(18,568)	(386,029)	—	0.0	(a)
Coeur Mining, Inc. *	(62,024)	(342,372)	—	0.0	(a)
United States Steel Corp.	(25,124)	(289,177)	—	0.0	(a)

	(105,716)	(1,017,578)	—	0.0	(a)

Multi-Utilities
Consolidated Edison, Inc.	(4,539)	(418,587)	—	0.0	(a)
NiSource, Inc.	(6,137)	(172,081)	—	0.0	(a)

	(10,676)	(590,668)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Antero Resources Corp. *	(98,824)	(247,060)	—	0.0	(a)
California Resources Corp. *	(7,422)	(41,489)	—	0.0	(a)
Centennial Resource Development, Inc. *	(1,648)	(5,603)	—	0.0	(a)
Chesapeake Energy Corp. *	(267,558)	(358,528)	—	0.0	(a)
Matador Resources Co. *	(8,594)	(119,543)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Parsley Energy, Inc.	(9,740)	(153,989)	—	0.0	(a)
WPX Energy, Inc. *	(2,602)	(25,968)	—	0.0	(a)

	(396,388)	(952,180)	—	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc. *	(4,691)	(104,094)	—	0.0	(a)
Theravance Biopharma, Inc. *	(10,184)	(164,166)	—	0.0	(a)
WaVe Life Sciences Ltd. *	(6,890)	(174,248)	—	0.0	(a)

	(21,765)	(442,508)	—	0.0	(a)

Professional Services
TransUnion	(5,461)	(451,188)	—	0.0	(a)
TriNet Group, Inc. *	(5,789)	(306,759)	—	0.0	(a)

	(11,250)	(757,947)	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. *	(12,256)	(415,846)	—	0.0	(a)
Impinj, Inc. *	(12,201)	(401,352)	—	0.0	(a)

	(24,457)	(817,198)	—	0.0	(a)

Software
2U, Inc. *	(13,059)	(234,083)	—	0.0	(a)
Benefitfocus, Inc. *	(10,228)	(232,533)	—	0.0	(a)
Coupa Software, Inc. *	(2,931)	(402,983)	—	0.0	(a)
FireEye, Inc. *	(15,557)	(246,423)	—	0.0	(a)
LivePerson, Inc. *	(12,017)	(493,298)	—	0.0	(a)
New Relic, Inc. *	(5,194)	(332,728)	—	0.0	(a)
Nutanix, Inc. *	(8,104)	(236,799)	—	0.0	(a)
PROS Holdings, Inc. *	(6,152)	(315,228)	—	0.0	(a)
Q2 Holdings, Inc. *	(4,318)	(308,694)	—	0.0	(a)
Varonis Systems, Inc. *	(6,595)	(471,872)	—	0.0	(a)

	(84,155)	(3,274,641)	—	0.0	(a)

Specialty Retail
CarMax, Inc. *	(700)	(65,219)	—	0.0	(a)
Carvana Co. *	(5,335)	(432,562)	—	0.0	(a)

	(6,035)	(497,781)	—	0.0	(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp. *	(39,605)	(375,851)	—	0.0	(a)

Trading Companies & Distributors
SiteOne Landscape Supply, Inc. *	(2,993)	(263,564)	—	0.0	(a)

Water Utilities
Aqua America, Inc.	(7,470)	(338,615)	—	0.0	(a)
California Water Service Group	(7,205)	(403,264)	—	0.0	(a)

	(14,675)	(741,879)	—	0.0	(a)

Total Short Positions of Total Return Basket Swap	(1,284,564)	(21,771,617)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	1,316,834	72,184,504	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	11/12/2019 — 11/29/2019	$(5,335,147)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food & Staples Retailing
Empire Co. Ltd.	20,829	553,026	—	0.0	(a)

Insurance
iA Financial Corp., Inc.	12,747	613,881	—	0.0	(a)

Oil, Gas & Consumable Fuels
Parex Resources, Inc. *	32,385	438,898	—	0.0	(a)
Whitecap Resources, Inc.	137,932	384,337	—	0.0	(a)

	170,317	823,235	—	0.0	(a)

Real Estate Management & Development
First Capital Realty, Inc.	35,818	592,842	—	0.0	(a)

Road & Rail
TFI International, Inc.	17,109	545,186	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	256,820	3,128,170	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc. *	(262,976)	(331,440)	—	0.0	(a)
CAE, Inc.	(17,420)	(436,856)	—	0.0	(a)

	(280,396)	(768,296)	—	0.0	(a)

Construction & Engineering
SNC-Lavalin Group, Inc.	(34,886)	(630,655)	—	0.0	(a)

Diversified Financial Services
Onex Corp.	(8,145)	(478,830)	—	0.0	(a)

Food Products
Premium Brands Holdings Corp.	(5,687)	(375,175)	—	0.0	(a)
Saputo, Inc.	(16,349)	(474,172)	—	0.0	(a)

	(22,036)	(849,347)	—	0.0	(a)

Gas Utilities
AltaGas Ltd.	(33,473)	(486,936)	—	0.0	(a)

Metals & Mining
Agnico Eagle Mines Ltd.	(7,685)	(472,326)	—	0.0	(a)
First Quantum Minerals Ltd.	(63,157)	(533,701)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Metals & Mining — continued
Franco-Nevada Corp.	(3,867)	(375,220)	—	0.0	(a)
Kinross Gold Corp. *	(79,978)	(388,626)	—	0.0	(a)
Pan American Silver Corp.	(23,911)	(406,111)	—	0.0	(a)
Yamana Gold, Inc.	(131,312)	(479,547)	—	0.0	(a)

	(309,910)	(2,655,531)	—	0.0	(a)

Multiline Retail
Dollarama, Inc.	(13,739)	(462,209)	—	0.0	(a)

Multi-Utilities
Atco Ltd.	(11,779)	(414,067)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Keyera Corp.	(17,294)	(400,870)	—	0.0	(a)
MEG Energy Corp. *	(102,560)	(394,012)	—	0.0	(a)
Vermilion Energy, Inc.	(32,230)	(425,786)	—	0.0	(a)

	(152,084)	(1,220,668)	—	0.0	(a)

Software
BlackBerry Ltd. *	(94,553)	(496,778)	—	0.0	(a)

Total Short Positions of Total Return Basket Swap	(961,001)	(8,463,317)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(704,181)	(5,335,147)	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, which is denominated in EUR based on the local currencies of the positions within the swaps.	11/29/2019	$(1,815,301)	$(2,876)	$—	$(2,876)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Automobiles
Peugeot SA	6,388	161,783	56	0.0	(a)

Chemicals
Covestro AG (b)	9,231	443,290	76	0.0	(a)

Commercial Services & Supplies
Edenred	10,445	550,532	685	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Construction & Engineering
Koninklijke BAM Groep NV	148,259	376,407	724	0.0	(a)

Construction Materials
Imerys SA	12,992	501,864	221	0.0	(a)

Diversified Telecommunication Services
Telefonica SA	74,330	570,801	862	0.0	(a)

Electric Utilities
Enel SpA	31,547	244,501	321	0.0	(a)
Iberdrola SA	54,386	559,034	507	0.0	(a)
Verbund AG	10,039	543,863	834	0.0	(a)

	95,972	1,347,398	1,662	0.0	(a)

Food & Staples Retailing
Kesko OYJ	8,040	535,690	539	0.0	(a)

Food Products
Danone SA	6,970	577,404	(644)	(0.0	)(a)

Gas Utilities
Italgas SpA	75,999	489,259	354	0.0	(a)
Snam SpA	87,632	449,895	309	0.0	(a)

	163,631	939,154	663	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	439	19,261	34	0.0	(a)

Insurance
ASR Nederland NV	1,516	55,574	99	0.0	(a)
Unipol Gruppo SpA	98,449	549,451	560	0.0	(a)

	99,965	605,025	659	0.0	(a)

Machinery
Valmet OYJ	24,472	547,696	732	0.0	(a)

Media
ProSiebenSat.1 Media SE	16,459	243,043	—	0.0	(a)
Publicis Groupe SA	11,503	495,073	503	0.0	(a)

	27,962	738,116	503	0.0	(a)

Oil, Gas & Consumable Fuels
Neste OYJ	586	21,174	24	0.0	(a)

Semiconductors & Semiconductor Equipment
Dialog Semiconductor plc *	11,040	496,583	1,481	0.0	(a)
Siltronic AG	2,653	252,670	513	0.0	(a)

	13,693	749,253	1,994	0.0	(a)

Software
Software AG	19,581	622,891	489	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Textiles, Apparel & Luxury Goods
adidas AG	1,659	512,251	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	724,615	9,819,990	9,279	0.0	(a)

Short Positions

Common Stocks
Air Freight & Logistics
PostNL NV	(258,900)	(594,855)	(605)	(0.0	)(a)

Banks
Banco BPM SpA *	(189,320)	(430,961)	(851)	(0.0	)(a)
Banco de Sabadell SA	(386,947)	(425,344)	(774)	(0.0	)(a)
Bankia SA	(65,574)	(125,103)	(189)	(0.0	)(a)

	(641,841)	(981,408)	(1,814)	(0.0	)(a)

Beverages
Anheuser-Busch InBev SA/NV	(19)	(1,534)	(7)	(0.0	)(a)

Chemicals
BASF SE	(5,695)	(432,929)	443	0.0	(a)
Umicore SA	(8,563)	(353,481)	(406)	(0.0	)(a)

	(14,258)	(786,410)	37	0.0	(a)

Construction & Engineering
Bouygues SA	(11,118)	(471,604)	(408)	(0.0	)(a)

Containers & Packaging
Huhtamaki OYJ	(9,931)	(459,860)	(204)	(0.0	)(a)

Diversified Financial Services
Groupe Bruxelles Lambert SA	(5,169)	(519,257)	(523)	(0.0	)(a)
Wendel SA	(2,128)	(301,744)	(328)	(0.0	)(a)

	(7,297)	(821,001)	(851)	(0.0	)(a)

Diversified Telecommunication Services
Cellnex Telecom SA * (b)	(13,306)	(574,139)	(417)	(0.0	)(a)
Iliad SA	(2,379)	(246,549)	(323)	(0.0	)(a)
United Internet AG (Registered)	(719)	(21,705)	(46)	(0.0	)(a)

	(16,404)	(842,393)	(786)	(0.0	)(a)

Energy Equipment & Services
Tenaris SA	(29,171)	(295,937)	(1,370)	(0.0	)(a)

Food & Staples Retailing
Jeronimo Martins SGPS SA	(643)	(10,805)	(16)	(0.0	)(a)

Gas Utilities
Rubis SCA	(7,422)	(430,385)	(355)	(0.0	)(a)

Health Care Providers & Services
Orpea	(306)	(36,856)	(31)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Autogrill SpA	(43,796)	(433,001)	(473)	(0.0	)(a)
Elior Group SA (b)	(3,071)	(39,771)	(75)	(0.0	)(a)
Flutter Entertainment plc	(2,991)	(308,968)	—	0.0	(a)

	(49,858)	(781,740)	(548)	(0.0	)(a)

Industrial Conglomerates
Rheinmetall AG	(3,447)	(415,731)	(1,109)	(0.0	)(a)

Internet & Direct Marketing Retail
Delivery Hero SE * (b)	(9,025)	(423,477)	(421)	(0.0	)(a)
Zalando SE * (b)	(8,691)	(376,816)	(240)	(0.0	)(a)

	(17,716)	(800,293)	(661)	(0.0	)(a)

Life Sciences Tools & Services
Eurofins Scientific SE	(1,018)	(516,121)	(433)	(0.0	)(a)

Machinery
ANDRITZ AG	(897)	(40,335)	(38)	(0.0	)(a)
GEA Group AG	(10,885)	(332,758)	—	0.0	(a)
Wartsila OYJ Abp	(1,723)	(18,203)	(20)	(0.0	)(a)

	(13,505)	(391,296)	(58)	(0.0	)(a)

Media
RTL Group SA	(9,193)	(467,125)	—	0.0	(a)

Metals & Mining
ArcelorMittal	(23,391)	(347,800)	(2,657)	(0.0	)(a)
thyssenkrupp AG	(22,106)	(315,245)	214	0.0	(a)

	(45,497)	(663,045)	(2,443)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	(25,267)	(489,391)	326	0.0	(a)
SOITEC *	(1,532)	(168,981)	(424)	(0.0	)(a)

	(26,799)	(658,372)	(98)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
S&T AG	(2,670)	(56,941)	55	0.0	(a)

Textiles, Apparel & Luxury Goods
Puma SE	(6,990)	(525,837)	—	0.0	(a)

Transportation Infrastructure
Aeroports de Paris	(2,604)	(495,253)	(370)	(0.0	)(a)
Getlink SE	(7,790)	(130,489)	(80)	(0.0	)(a)

	(10,394)	(625,742)	(450)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(1,184,397)	(11,635,291)	(12,155)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(459,782)	(1,815,301)	(2,876)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in CHF based on the local currencies of the positions within the swaps.	11/29/2019	$2,231,250	$2,126	$—	$2,126

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Swisscom AG (Registered)	1,162	594,357	695	0.0	(a)

Electronic Equipment, Instruments & Components
Landis+Gyr Group AG *	6,142	570,305	932	0.0	(a)

Health Care Equipment & Supplies
Sonova Holding AG (Registered)	2,708	621,427	1,044	0.0	(a)

Pharmaceuticals
Novartis AG (Registered)	6,442	562,871	690	0.0	(a)
Roche Holding AG	186	55,452	57	0.0	(a)

	6,628	618,323	747	0.0	(a)

Professional Services
Adecco Group AG (Registered)	9,695	576,331	1,608	0.0	(a)

Real Estate Management & Development
PSP Swiss Property AG (Registered)	4,424	585,583	350	0.0	(a)

Total Long Positions of Total Return Basket Swap	30,759	3,566,326	5,376	0.0	(a)

Short Positions

Common Stocks
Chemicals
Givaudan SA (Registered)	(146)	(428,939)	(188)	(0.0	)(a)

Pharmaceuticals
Vifor Pharma AG	(3,147)	(495,587)	(968)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
ams AG *	(9,137)	(410,550)	(2,094)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(12,430)	(1,335,076)	(3,250)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	18,329	2,231,250	2,126	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	11/29/2019	$1,106,343	$(3,520)	$—	$(3,520)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Qantas Airways Ltd.	15,906	70,354	70	0.0	(a)

Food & Staples Retailing
Metcash Ltd.	32,805	63,770	(2)	(0.0	)(a)

Metals & Mining
Alumina Ltd.	360,827	563,291	(1,339)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Beach Energy Ltd.	358,199	563,440	(2,018)	(0.0	)(a)
Santos Ltd.	108,684	607,926	(435)	(0.0	)(a)
Woodside Petroleum Ltd.	21,492	476,337	(722)	(0.0	)(a)

	488,375	1,647,703	(3,175)	(0.0	)(a)

Specialty Retail
JB Hi-Fi Ltd.	22,277	569,304	493	0.0	(a)

Total Long Positions of Total Return Basket Swap	920,190	2,914,422	(3,953)	0.0	(a)

Short Positions

Common Stocks
Chemicals
Nufarm Ltd. *	(85,024)	(346,967)	12	0.0	(a)

Food Products
Costa Group Holdings Ltd.	(62,408)	(122,737)	(128)	(0.0	)(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(1,115)	(39,228)	(20)	(0.0	)(a)
Star Entertainment Grp Ltd. (The)	(129,668)	(420,447)	(330)	(0.0	)(a)

	(130,783)	(459,675)	(350)	(0.0	)(a)

IT Services
Afterpay Touch Group Ltd. *	(20,650)	(409,945)	880	0.0	(a)
NEXTDC Ltd. *	(25,324)	(111,913)	(14)	(0.0	)(a)

	(45,974)	(521,858)	866	0.0	(a)

Oil, Gas & Consumable Fuels
Oil Search Ltd.	(70,844)	(349,636)	33	0.0	(a)

Total Short Positions of Total Return Basket Swap	(395,033)	(1,800,873)	433	0.0	(a)

Rights
Food Products
Costa Group Holdings Ltd. *	(15,602)	(7,206)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	509,555	1,106,343	(3,520)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in JPY based on the local currencies of the positions within the swaps.	11/29/2019	$(7,277,721)	$70,856	$—	$70,856

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
TS Tech Co. Ltd.	100	3,203	(47)	(0.0	)(a)

Pharmaceuticals
Kaken Pharmaceutical Co. Ltd.	7,500	367,715	(1,763)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	7,600	370,918	(1,810)	0.0	(a)

Short Positions

Common Stocks
Auto Components
Toyo Tire Corp.	(4,000)	(55,793)	546	0.0	(a)

Banks
Concordia Financial Group Ltd.	(104,700)	(426,960)	5,453	0.0	(a)

Building Products
TOTO Ltd.	(1,800)	(73,486)	770	0.0	(a)

Chemicals
JSR Corp.	(5,200)	(97,623)	1,041	0.0	(a)
Toray Industries, Inc.	(56,400)	(398,587)	3,927	0.0	(a)

	(61,600)	(496,210)	4,968	0.0	(a)

Electrical Equipment
Fujikura Ltd.	(3,100)	(14,384)	170	0.0	(a)
Nidec Corp.	(3,000)	(441,678)	5,169	0.0	(a)

	(6,100)	(456,062)	5,339	0.0	(a)

Electronic Equipment, Instruments & Components
Murata Manufacturing Co. Ltd.	(10,500)	(571,706)	(1,639)	(0.0	)(a)
TDK Corp.	(5,100)	(503,236)	8,227	0.0	(a)
Yaskawa Electric Corp.	(100)	(3,804)	67	0.0	(a)

	(15,700)	(1,078,746)	6,655	0.0	(a)

Food & Staples Retailing
Aeon Co. Ltd.	(24,600)	(494,961)	2,780	0.0	(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(10,600)	(275,078)	1,332	0.0	(a)
Kyoritsu Maintenance Co. Ltd.	(7,000)	(309,651)	2,137	0.0	(a)

	(17,600)	(584,729)	3,469	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Household Durables
Panasonic Corp.	(46,200)	(388,282)	3,984	0.0	(a)
Sharp Corp. *	(10,000)	(114,712)	1,873	0.0	(a)

	(56,200)	(502,994)	5,857	0.0	(a)

Machinery
FANUC Corp.	(2,200)	(433,948)	6,092	0.0	(a)
Komatsu Ltd.	(20,500)	(480,006)	5,775	0.0	(a)
Makita Corp.	(11,900)	(400,207)	5,863	0.0	(a)
MISUMI Group, Inc.	(2,700)	(67,875)	732	0.0	(a)
Nabtesco Corp.	(1,600)	(50,936)	921	0.0	(a)
SMC Corp.	(1,100)	(475,245)	5,438	0.0	(a)

	(40,000)	(1,908,217)	24,821	0.0	(a)

Metals & Mining
Hitachi Metals Ltd.	(2,300)	(28,866)	270	0.0	(a)

Multiline Retail
Marui Group Co. Ltd.	(15,300)	(340,125)	2,316	0.0	(a)

Personal Products
Shiseido Co. Ltd.	(5,400)	(445,219)	3,223	0.0	(a)

Pharmaceuticals
Takeda Pharmaceutical Co. Ltd.	(11,300)	(408,304)	2,719	0.0	(a)

Semiconductors & Semiconductor Equipment
Rohm Co. Ltd.	(2,500)	(198,072)	2,409	0.0	(a)

Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(10,600)	(149,895)	1,071	0.0	(a)

Total Short Positions of Total Return Basket Swap	(379,700)	(7,648,639)	72,666	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(372,100)	(7,277,721)	70,856	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, which is denominated in GBP based on the local currencies of the positions within the swaps.	11/29/2019 — 12/31/2019	$9,450,401	$6,606	$—	$6,606

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Cobham plc	889,035	1,818,505	1,262	0.0	(a)

Capital Markets
Sole Realisation Co. plc * ‡	5,123	—	(1)	(0.0	)(a)

Entertainment
Entertainment One Ltd.	229,756	1,659,296	3,072	0.0	(a)

Hotels, Restaurants & Leisure
EI Group plc *	169,127	616,925	—	0.0	(a)
Merlin Entertainments plc (b)	509,301	3,000,526	2,084	0.0	(a)

	678,428	3,617,451	2,084	0.0	(a)

Internet & Direct Marketing Retail
Just Eat plc *	141,596	1,348,299	189	0.0	(a)

Specialty Retail
BCA Marketplace plc	329,356	1,006,850	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	2,273,294	9,450,401	6,606	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on short positions, which is denominated in USD based on the local currencies of the positions within the swaps.	4/30/2020	$(1,396,350)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Media
New Media Investment Group, Inc.	(158,496)	(1,396,350)	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions, which is denominated in EUR based on the local currencies of the positions within the swaps.	7/31/2020	$3,526,439	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Media
Axel Springer SE *	50,590	3,526,439	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in USD based on the local currencies of the positions within the swaps.	3/12/2021	$41,109,917	$(15,078)	$—	$(15,078)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
XPO Logistics, Inc. *	11,266	860,722	—	0.0	(a)

Banks
LegacyTexas Financial Group, Inc.	101,591	4,321,680	(100,575)	(0.0	)(a)

Biotechnology
Celgene Corp. *	21,095	2,278,893	—	0.0	(a)
Ironwood Pharmaceuticals, Inc. *	24,200	242,968	—	0.0	(a)
Spark Therapeutics, Inc. *	4,100	447,597	—	0.0	(a)

	49,395	2,969,458	—	0.0	(a)

Building Products
Apogee Enterprises, Inc.	8,100	304,074	—	0.0	(a)

Commercial Services & Supplies
Advanced Disposal Services, Inc. *	125,785	4,123,232	—	0.0	(a)

Construction & Engineering
AECOM *	33,200	1,328,332	—	0.0	(a)

Construction Materials
Eagle Materials, Inc.	13,400	1,223,956	—	0.0	(a)

Diversified Consumer Services
Regis Corp. *	29,156	600,614	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Diversified Financial Services
Voya Financial, Inc.	13,861	747,940	—	0.0	(a)

Electronic Equipment, Instruments & Components
Anixter International, Inc. *	51,876	4,292,739	—	0.0	(a)
Benchmark Electronics, Inc.	30,988	1,050,493	—	0.0	(a)

	82,864	5,343,232	—	0.0	(a)

Health Care Providers & Services
WellCare Health Plans, Inc. *	22,203	6,585,410	—	0.0	(a)

Hotels, Restaurants & Leisure
Caesars Entertainment Corp. *	490,004	6,017,249	—	0.0	(a)
Hilton Grand Vacations, Inc. *	23,866	828,866	—	0.0	(a)

	513,870	6,846,115	—	0.0	(a)

Independent Power and Renewable Electricity Producers
NRG Energy, Inc.	19,942	800,073	—	0.0	(a)

Leisure Products
Brunswick Corp.	24,000	1,397,760	—	0.0	(a)
Callaway Golf Co.	14,700	297,234	—	0.0	(a)

	38,700	1,694,994	—	0.0	(a)

Life Sciences Tools & Services
Waters Corp. *	3,553	751,886	—	0.0	(a)

Machinery
WABCO Holdings, Inc. *	48,270	6,498,107	—	0.0	(a)

Media
Altice USA, Inc. *	26,948	834,041	—	0.0	(a)

Oil, Gas & Consumable Fuels
Arch Coal, Inc.	10,225	806,650	—	0.0	(a)
Carrizo Oil & Gas, Inc. *	210,125	1,546,520	—	0.0	(a)
Devon Energy Corp.	28,427	576,500	—	0.0	(a)
Ship Finance International Ltd.	24,671	356,989	—	0.0	(a)

	273,448	3,286,659	—	0.0	(a)

Pharmaceuticals
Allergan plc	34,208	6,024,371	—	0.0	(a)

Road & Rail
Genesee & Wyoming, Inc. *	35,122	3,899,596	—	0.0	(a)

Specialty Retail
Abercrombie & Fitch Co.	53,121	860,029	—	0.0	(a)
Asbury Automotive Group, Inc. *	4,900	505,337	—	0.0	(a)
RH *	4,658	846,359	—	0.0	(a)

	62,679	2,211,725	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Stratasys Ltd. *	63,300	1,309,044	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,610,861	62,565,261	(100,575)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions

Common Stocks
Banks
BB&T Corp.	(63,696)	(3,379,073)	—	0.0	(a)
Prosperity Bancshares, Inc.	(53,104)	(3,665,237)	85,497	0.0	(a)

	(116,800)	(7,044,310)	85,497	0.0	(a)

Biotechnology
AbbVie, Inc.	(29,328)	(2,333,042)	—	0.0	(a)
Exact Sciences Corp. *	(33,163)	(2,885,181)	—	0.0	(a)

	(62,491)	(5,218,223)	—	0.0	(a)

Health Care Providers & Services
Centene Corp. *	(74,296)	(3,943,632)	—	0.0	(a)

Hotels, Restaurants & Leisure
Eldorado Resorts, Inc. *	(43,610)	(1,952,420)	—	0.0	(a)

Machinery
Hillenbrand, Inc.	(21,929)	(675,194)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Callon Petroleum Co. *	(374,592)	(1,423,450)	—	0.0	(a)

Pharmaceuticals
Bristol-Myers Squibb Co.	(20,884)	(1,198,115)	—	0.0	(a)

Total Short Positions of Total Return Basket Swap	(714,602)	(21,455,344)	85,497	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	896,259	41,109,917	(15,078)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in AUD based on the local currencies of the positions within the swaps.	3/12/2021	$3,177,026	$(13,468)	$—	$(13,468)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food Products
Bellamy’s Australia Ltd. *	323,970	2,856,620	(8,687)	(0.0	)(a)

Metals & Mining
South32 Ltd.	573,821	1,004,148	(4,540)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	897,791	3,860,768	(13,227)	0.0	(a)

Short Positions

Common Stocks
Health Care Providers & Services
Australian Pharmaceutical Industries Ltd.	(748,313)	(683,742)	(241)	(0.0	)(a)

Total of Long and Short Positions of Total Return Basket Swap	149,478	3,177,026	(13,468)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	12/3/2019 — 3/12/2021	$4,388,298	$7,805	$—	$7,805

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
IT Services
Altran Technologies SA	276,011	4,388,298	7,805	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in CAD based on the local currencies of the positions within the swaps.	3/12/2021	$4,768,619	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
WestJet Airlines Ltd.	174,310	4,053,690	—	0.0	(a)

Multiline Retail
Hudson’s Bay Co.	95,091	720,529	—	0.0	(a)

Oil, Gas & Consumable Fuels
Kinder Morgan Canada Ltd. (b)	88,020	935,601	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	357,421	5,709,820	—	0.0	(a)

Short Positions

Common Stocks
Oil, Gas & Consumable Fuels
Pembina Pipeline Corp.	(26,734)	(941,201)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	330,687	4,768,619	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in GBP based on the local currencies of the positions within the swaps.	3/12/2021	$(4,503,783)	$(2,938)	$—	$(2,938)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
3i Group plc	18,275	267,050	24	0.0	(a)

Food Products
Tate & Lyle plc	65,984	575,532	303	0.0	(a)

Household Durables
Berkeley Group Holdings plc	5,397	307,626	(48)	(0.0	)(a)

Metals & Mining
Rio Tinto plc	1,683	87,620	112	0.0	(a)

Total Long Positions of Total Return Basket Swap	91,339	1,237,828	391	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Capital Markets
Hargreaves Lansdown plc	(18,626)	(427,714)	(180)	(0.0	)(a)
IG Group Holdings plc	(54,301)	(446,933)	—	0.0	(a)
Standard Life Aberdeen plc	(30,865)	(121,351)	(9)	(0.0	)(a)

	(103,792)	(995,998)	(189)	(0.0	)(a)

Diversified Telecommunication Services
BT Group plc	(201,400)	(534,487)	(458)	(0.0	)(a)

Electrical Equipment
Melrose Industries plc	(169,963)	(469,724)	(560)	(0.0	)(a)

Food & Staples Retailing
J Sainsbury plc	(174,492)	(459,835)	133	0.0	(a)

Hotels, Restaurants & Leisure
SSP Group plc	(52,861)	(435,899)	277	0.0	(a)

Insurance
Hiscox Ltd.	(23,023)	(444,595)	(533)	(0.0	)(a)

Metals & Mining
Fresnillo plc	(20,070)	(185,422)	(839)	(0.0	)(a)

Multiline Retail
B&M European Value Retail SA	(60,255)	(289,066)	(43)	(0.0	)(a)

Paper & Forest Products
Mondi plc	(23,454)	(486,293)	(954)	(0.0	)(a)

Professional Services
Capita plc *	(206,681)	(418,080)	(163)	(0.0	)(a)

Water Utilities
Pennon Group plc	(48,954)	(569,572)	—	0.0	(a)
Severn Trent plc	(15,496)	(452,640)	—	0.0	(a)

	(64,450)	(1,022,212)	—	0.0	(a)

Total Short Positions of Total Return Basket Swap	(1,100,441)	(5,741,611)	(3,329)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(1,009,102)	(4,503,783)	(2,938)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in USD based on the local currencies of the positions within the swaps.	3/12/2021	$(67,386,992)	$1	$—	$1

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	41

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
Popular, Inc.	10,500	571,830	—	0.0	(a)

Commercial Services & Supplies
Deluxe Corp.	1,362	70,592	—	0.0	(a)

Communications Equipment
Cisco Systems, Inc.	1,808	85,898	—	0.0	(a)

Consumer Finance
Santander Consumer USA Holdings, Inc.	20,543	515,218	—	0.0	(a)

Electrical Equipment
nVent Electric plc	18,525	427,187	—	0.0	(a)

Electronic Equipment, Instruments & Components
Zebra Technologies Corp. *	2,701	642,487	—	0.0	(a)

Health Care Providers & Services
Chemed Corp.	770	303,311	—	0.0	(a)
UnitedHealth Group, Inc.	1,425	360,097	—	0.0	(a)

	2,195	663,408	—	0.0	(a)

IT Services
Mastercard, Inc.	1,917	530,645	—	0.0	(a)

Oil, Gas & Consumable Fuels
Marathon Oil Corp.	19,748	227,694	—	0.0	(a)

Pharmaceuticals
Jazz Pharmaceuticals plc *	3,150	395,735	—	0.0	(a)
Johnson & Johnson	2,550	336,702	—	0.0	(a)

	5,700	732,437	—	0.0	(a)

Professional Services
Korn Ferry	6,378	234,009	—	0.0	(a)
Robert Half International, Inc.	5,858	335,488	—	0.0	(a)

	12,236	569,497	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Intel Corp.	11,014	622,621	—	0.0	(a)

Specialty Retail
Williams-Sonoma, Inc.	6,343	423,649	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Apple, Inc.	1,063	264,432	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	3,805	344,162	—	0.0	(a)

Trading Companies & Distributors
MSC Industrial Direct Co., Inc.	7,489	548,270	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	126,949	7,240,027	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Aerospace & Defense
AeroVironment, Inc. *	(8,731)	(506,223)	—	0.0	(a)
Cubic Corp.	(3,455)	(254,772)	—	0.0	(a)
Kratos Defense & Security Solutions, Inc. *	(20,363)	(384,454)	—	0.0	(a)
Mercury Systems, Inc. *	(5,767)	(424,797)	—	0.0	(a)

	(38,316)	(1,570,246)	—	0.0	(a)

Air Freight & Logistics
Air Transport Services Group, Inc. *	(22,146)	(463,073)	—	0.0	(a)
Atlas Air Worldwide Holdings, Inc. *	(19,882)	(436,012)	—	0.0	(a)
FedEx Corp.	(2,974)	(454,011)	—	0.0	(a)

	(45,002)	(1,353,096)	—	0.0	(a)

Airlines
American Airlines Group, Inc.	(16,865)	(506,962)	—	0.0	(a)
Spirit Airlines, Inc. *	(12,253)	(460,223)	—	0.0	(a)

	(29,118)	(967,185)	—	0.0	(a)

Auto Components
Autoliv, Inc.	(5,670)	(441,353)	—	0.0	(a)
Cooper-Standard Holdings, Inc. *	(3,168)	(100,933)	—	0.0	(a)
Veoneer, Inc. *	(33,408)	(531,855)	—	0.0	(a)

	(42,246)	(1,074,141)	—	0.0	(a)

Banks
First Republic Bank	(5,106)	(543,074)	—	0.0	(a)
Pacific Premier Bancorp, Inc.	(13,057)	(440,739)	—	0.0	(a)

	(18,163)	(983,813)	—	0.0	(a)

Beverages
Constellation Brands, Inc.	(2,257)	(429,575)	—	0.0	(a)
MGP Ingredients, Inc.	(1,792)	(76,859)	—	0.0	(a)

	(4,049)	(506,434)	—	0.0	(a)

Capital Markets
Charles Schwab Corp. (The)	(13,608)	(553,982)	—	0.0	(a)
Interactive Brokers Group, Inc.	(9,768)	(464,664)	—	0.0	(a)
PJT Partners, Inc.	(10,674)	(443,291)	—	0.0	(a)
WisdomTree Investments, Inc.	(97,654)	(499,012)	—	0.0	(a)

	(131,704)	(1,960,949)	—	0.0	(a)

Chemicals
Albemarle Corp.	(6,156)	(373,915)	—	0.0	(a)
Element Solutions, Inc. *	(39,828)	(432,532)	—	0.0	(a)
International Flavors & Fragrances, Inc.	(3,692)	(450,461)	—	0.0	(a)
Mosaic Co. (The)	(20,727)	(412,053)	—	0.0	(a)
Orion Engineered Carbons SA	(23,986)	(397,208)	—	0.0	(a)
RPM International, Inc.	(722)	(52,295)	—	0.0	(a)

	(95,111)	(2,118,464)	—	0.0	(a)

Commercial Services & Supplies
Brink’s Co. (The)	(4,676)	(397,273)	—	0.0	(a)
Cimpress NV *	(3,714)	(490,694)	—	0.0	(a)
Stericycle, Inc. *	(9,499)	(547,142)	—	0.0	(a)

	(17,889)	(1,435,109)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	43

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Communications Equipment
Infinera Corp. *	(62,425)	(348,956)	—	0.0	(a)
ViaSat, Inc. *	(2,434)	(167,556)	—	0.0	(a)

	(64,859)	(516,512)	—	0.0	(a)

Construction & Engineering
Dycom Industries, Inc. *	(2,698)	(123,002)	—	0.0	(a)
Granite Construction, Inc.	(6,509)	(153,222)	—	0.0	(a)
Tutor Perini Corp. *	(30,960)	(478,951)	—	0.0	(a)
WillScot Corp. *	(26,381)	(415,764)	—	0.0	(a)

	(66,548)	(1,170,939)	—	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(1,496)	(391,817)	—	0.0	(a)
Summit Materials, Inc. *	(17,462)	(400,404)	—	0.0	(a)

	(18,958)	(792,221)	—	0.0	(a)

Consumer Finance
Green Dot Corp. *	(20,704)	(597,103)	—	0.0	(a)
LendingClub Corp. *	(42,132)	(532,549)	—	0.0	(a)

	(62,836)	(1,129,652)	—	0.0	(a)

Containers & Packaging
AptarGroup, Inc.	(3,231)	(381,743)	—	0.0	(a)
Graphic Packaging Holding Co.	(28,457)	(445,636)	—	0.0	(a)

	(31,688)	(827,379)	—	0.0	(a)

Diversified Telecommunication Services
Iridium Communications, Inc. *	(18,910)	(462,728)	—	0.0	(a)

Electric Utilities
Edison International	(5,769)	(362,870)	—	0.0	(a)

Electrical Equipment
GrafTech International Ltd.	(37,674)	(455,102)	—	0.0	(a)
Sunrun, Inc. *	(29,619)	(460,279)	—	0.0	(a)
TPI Composites, Inc. *	(25,160)	(516,535)	—	0.0	(a)
Vicor Corp. *	(13,114)	(476,694)	—	0.0	(a)

	(105,567)	(1,908,610)	—	0.0	(a)

Electronic Equipment, Instruments & Components
ePlus, Inc. *	(5,282)	(412,683)	—	0.0	(a)
Flex Ltd. *	(41,973)	(493,183)	—	0.0	(a)
Itron, Inc. *	(6,094)	(464,728)	—	0.0	(a)
KEMET Corp.	(21,642)	(470,497)	—	0.0	(a)
nLight, Inc. *	(9,189)	(122,765)	—	0.0	(a)
Plexus Corp. *	(7,963)	(588,784)	—	0.0	(a)
Rogers Corp. *	(663)	(89,823)	—	0.0	(a)

	(92,806)	(2,642,463)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Energy Equipment & Services
Core Laboratories NV	(3,426)	(150,881)	—	0.0	(a)
Diamond Offshore Drilling, Inc. *	(37,905)	(200,517)	—	0.0	(a)
Forum Energy Technologies, Inc. *	(72,910)	(84,575)	—	0.0	(a)
Nabors Industries Ltd.	(307,269)	(568,448)	—	0.0	(a)
National Oilwell Varco, Inc.	(23,316)	(527,408)	—	0.0	(a)
Oceaneering International, Inc. *	(11,692)	(165,559)	—	0.0	(a)
Oil States International, Inc. *	(8,382)	(119,611)	—	0.0	(a)
Valaris plc	(112,189)	(461,097)	—	0.0	(a)

	(577,089)	(2,278,096)	—	0.0	(a)

Entertainment
Netflix, Inc. *	(746)	(214,408)	—	0.0	(a)
Spotify Technology SA *	(4,164)	(600,865)	—	0.0	(a)

	(4,910)	(815,273)	—	0.0	(a)

Food & Staples Retailing
PriceSmart, Inc.	(7,060)	(523,146)	—	0.0	(a)

Food Products
Archer-Daniels-Midland Co.	(11,919)	(501,075)	—	0.0	(a)
Calavo Growers, Inc.	(4,876)	(422,896)	—	0.0	(a)
Cal-Maine Foods, Inc.	(10,152)	(404,963)	—	0.0	(a)
Hain Celestial Group, Inc. (The) *	(19,552)	(462,209)	—	0.0	(a)
Kellogg Co.	(7,344)	(466,564)	—	0.0	(a)
Kraft Heinz Co. (The)	(11,548)	(373,347)	—	0.0	(a)

	(65,391)	(2,631,054)	—	0.0	(a)

Gas Utilities
South Jersey Industries, Inc.	(14,762)	(474,746)	—	0.0	(a)
Southwest Gas Holdings, Inc.	(4,450)	(388,485)	—	0.0	(a)

	(19,212)	(863,231)	—	0.0	(a)

Health Care Equipment & Supplies
ABIOMED, Inc. *	(2,370)	(491,965)	—	0.0	(a)
AtriCure, Inc. *	(18,458)	(490,798)	—	0.0	(a)
Avanos Medical, Inc. *	(13,238)	(583,001)	—	0.0	(a)
Axogen, Inc. *	(25,221)	(313,623)	—	0.0	(a)
Cardiovascular Systems, Inc. *	(11,014)	(490,343)	—	0.0	(a)
Cerus Corp. *	(64,273)	(279,588)	—	0.0	(a)
CryoLife, Inc. *	(19,771)	(443,859)	—	0.0	(a)
Insulet Corp. *	(3,432)	(498,738)	—	0.0	(a)
iRhythm Technologies, Inc. *	(5,693)	(380,406)	—	0.0	(a)
Merit Medical Systems, Inc. *	(14,317)	(295,718)	—	0.0	(a)
Nevro Corp. *	(5,218)	(449,792)	—	0.0	(a)
Penumbra, Inc. *	(57)	(8,890)	—	0.0	(a)
Tactile Systems Technology, Inc. *	(11,092)	(503,799)	—	0.0	(a)
ViewRay, Inc. *	(22,255)	(57,863)	—	0.0	(a)
Wright Medical Group NV *	(22,085)	(459,368)	—	0.0	(a)

	(238,494)	(5,747,751)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	45

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Health Care Providers & Services
Brookdale Senior Living, Inc. *	(49,969)	(367,272)	—	0.0	(a)
Guardant Health, Inc. *	(3,206)	(222,817)	—	0.0	(a)
PetIQ, Inc. *	(11,774)	(291,053)	—	0.0	(a)

	(64,949)	(881,142)	—	0.0	(a)

Health Care Technology
Evolent Health, Inc. *	(50,718)	(386,471)	—	0.0	(a)
Inspire Medical Systems, Inc. *	(8,543)	(520,952)	—	0.0	(a)
Teladoc Health, Inc. *	(495)	(37,917)	—	0.0	(a)
Vocera Communications, Inc. *	(19,219)	(382,843)	—	0.0	(a)

	(78,975)	(1,328,183)	—	0.0	(a)

Hotels, Restaurants & Leisure
International Game Technology plc	(32,417)	(429,201)	—	0.0	(a)
PlayAGS, Inc. *	(23,758)	(274,167)	—	0.0	(a)
Red Rock Resorts, Inc.	(5,941)	(129,395)	—	0.0	(a)
Scientific Games Corp. *	(22,068)	(529,412)	—	0.0	(a)

	(84,184)	(1,362,175)	—	0.0	(a)

Household Durables
Cavco Industries, Inc. *	(2,315)	(443,670)	—	0.0	(a)
iRobot Corp. *	(5,291)	(254,285)	—	0.0	(a)
LGI Homes, Inc. *	(6,273)	(492,305)	—	0.0	(a)
Mohawk Industries, Inc. *	(3,118)	(447,059)	—	0.0	(a)
Tupperware Brands Corp.	(28,923)	(278,529)	—	0.0	(a)

	(45,920)	(1,915,848)	—	0.0	(a)

Independent Power and Renewable Electricity Producers
Ormat Technologies, Inc.	(6,191)	(473,983)	—	0.0	(a)

Insurance
Markel Corp. *	(104)	(121,784)	—	0.0	(a)

Interactive Media & Services
Cargurus, Inc. *	(15,869)	(533,040)	—	0.0	(a)
Eventbrite, Inc. *	(25,276)	(454,462)	—	0.0	(a)
Snap, Inc. *	(13,816)	(208,069)	—	0.0	(a)
TrueCar, Inc. *	(54,375)	(178,350)	—	0.0	(a)
Zillow Group, Inc. *	(14,354)	(467,510)	—	0.0	(a)

	(123,690)	(1,841,431)	—	0.0	(a)

Internet & Direct Marketing Retail
Farfetch Ltd. *	(48,289)	(431,221)	—	0.0	(a)
GrubHub, Inc. *	(8,782)	(299,115)	—	0.0	(a)
Quotient Technology, Inc. *	(56,771)	(488,798)	—	0.0	(a)
Wayfair, Inc. *	(2,761)	(227,037)	—	0.0	(a)

	(116,603)	(1,446,171)	—	0.0	(a)

IT Services
MongoDB, Inc. *	(785)	(100,299)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Life Sciences Tools & Services
NanoString Technologies, Inc. *	(4,820)	(108,932)	—	0.0	(a)

Machinery
Actuant Corp.	(13,328)	(330,135)	—	0.0	(a)
Alamo Group, Inc.	(4,475)	(479,093)	—	0.0	(a)
Astec Industries, Inc.	(14,358)	(503,822)	—	0.0	(a)
Deere & Co.	(2,472)	(430,474)	—	0.0	(a)
Evoqua Water Technologies Corp. *	(29,310)	(509,115)	—	0.0	(a)
Navistar International Corp. *	(5,762)	(180,235)	—	0.0	(a)
Proto Labs, Inc. *	(4,282)	(415,226)	—	0.0	(a)
Wabtec Corp.	(5,561)	(385,767)	—	0.0	(a)

	(79,548)	(3,233,867)	—	0.0	(a)

Marine
Kirby Corp. *	(5,330)	(421,923)	—	0.0	(a)

Media
Altice USA, Inc. *	(16,265)	(503,402)	—	0.0	(a)
Liberty Broadband Corp. *	(1,379)	(162,818)	—	0.0	(a)
Liberty Latin America Ltd. *	(26,380)	(485,656)	—	0.0	(a)

	(44,024)	(1,151,876)	—	0.0	(a)

Metals & Mining
Century Aluminum Co. *	(60,159)	(350,727)	—	0.0	(a)
Coeur Mining, Inc. *	(13,805)	(76,204)	—	0.0	(a)
Constellium SE *	(30,792)	(410,457)	—	0.0	(a)
Hecla Mining Co.	(232,061)	(533,740)	—	0.0	(a)
United States Steel Corp.	(10,082)	(116,044)	—	0.0	(a)

	(346,899)	(1,487,172)	—	0.0	(a)

Multi-Utilities
MDU Resources Group, Inc.	(15,480)	(447,217)	—	0.0	(a)
NiSource, Inc.	(7,548)	(211,646)	—	0.0	(a)
Sempra Energy	(2,899)	(418,935)	—	0.0	(a)

	(25,927)	(1,077,798)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Antero Resources Corp. *	(81,855)	(204,638)	—	0.0	(a)
Apache Corp.	(22,543)	(488,281)	—	0.0	(a)
California Resources Corp. *	(30,510)	(170,551)	—	0.0	(a)
Callon Petroleum Co. *	(51,856)	(197,053)	—	0.0	(a)
Centennial Resource Development, Inc. *	(124,308)	(422,647)	—	0.0	(a)
Cheniere Energy, Inc. *	(7,844)	(482,798)	—	0.0	(a)
Chesapeake Energy Corp. *	(95,158)	(127,512)	—	0.0	(a)
Concho Resources, Inc.	(7,625)	(514,840)	—	0.0	(a)
Golar LNG Ltd.	(34,730)	(478,232)	—	0.0	(a)
Kosmos Energy Ltd.	(89,170)	(552,854)	—	0.0	(a)
Matador Resources Co. *	(17,561)	(244,274)	—	0.0	(a)
Noble Energy, Inc.	(24,463)	(471,157)	—	0.0	(a)
Oasis Petroleum, Inc. *	(153,634)	(400,985)	—	0.0	(a)
Parsley Energy, Inc.	(20,279)	(320,611)	—	0.0	(a)
SM Energy Co.	(43,397)	(340,232)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	47

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Targa Resources Corp.	(10,389)	(403,924)	—	0.0	(a)
WPX Energy, Inc. *	(40,519)	(404,380)	—	0.0	(a)

	(855,841)	(6,224,969)	—	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc. *	(16,337)	(362,518)	—	0.0	(a)
Amneal Pharmaceuticals, Inc. *	(59,888)	(184,455)	—	0.0	(a)
Catalent, Inc. *	(9,918)	(482,511)	—	0.0	(a)
Intersect ENT, Inc. *	(26,919)	(479,696)	—	0.0	(a)
MyoKardia, Inc. *	(7,699)	(441,384)	—	0.0	(a)
Reata Pharmaceuticals, Inc. *	(5,929)	(1,221,848)	—	0.0	(a)
Revance Therapeutics, Inc. *	(37,768)	(591,447)	—	0.0	(a)
Theravance Biopharma, Inc. *	(15,531)	(250,360)	—	0.0	(a)
WaVe Life Sciences Ltd. *	(15,824)	(400,189)	—	0.0	(a)
Zogenix, Inc. *	(10,331)	(461,279)	—	0.0	(a)

	(206,144)	(4,875,687)	—	0.0	(a)

Professional Services
TriNet Group, Inc. *	(1,735)	(91,938)	—	0.0	(a)

Road & Rail
Avis Budget Group, Inc. *	(16,191)	(481,035)	—	0.0	(a)
Hertz Global Holdings, Inc. *	— (c)	(4)	—	0.0	(a)
JB Hunt Transport Services, Inc.	(3,889)	(457,191)	—	0.0	(a)

	(20,080)	(938,230)	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. *	(4,419)	(149,937)	—	0.0	(a)
Ambarella, Inc. *	(8,431)	(443,723)	—	0.0	(a)
Cohu, Inc.	(34,433)	(572,276)	—	0.0	(a)
Cree, Inc. *	(9,418)	(449,521)	—	0.0	(a)
Impinj, Inc. *	(3,441)	(113,192)	—	0.0	(a)
MACOM Technology Solutions Holdings, Inc. *	(22,969)	(522,315)	—	0.0	(a)
Monolithic Power Systems, Inc.	(2,879)	(431,620)	—	0.0	(a)
Silicon Laboratories, Inc. *	(4,549)	(483,286)	—	0.0	(a)

	(90,539)	(3,165,870)	—	0.0	(a)

Software
2U, Inc. *	(10,445)	(187,227)	—	0.0	(a)
Appian Corp. *	(10,584)	(472,470)	—	0.0	(a)
Autodesk, Inc. *	(3,269)	(481,720)	—	0.0	(a)
Benefitfocus, Inc. *	(10,602)	(241,036)	—	0.0	(a)
Elastic NV *	(5,528)	(398,071)	—	0.0	(a)
FireEye, Inc. *	(14,164)	(224,358)	—	0.0	(a)
Instructure, Inc. *	(10,678)	(498,983)	—	0.0	(a)
New Relic, Inc. *	(2,554)	(163,609)	—	0.0	(a)
Nutanix, Inc. *	(9,398)	(274,609)	—	0.0	(a)
Pluralsight, Inc. *	(30,113)	(544,443)	—	0.0	(a)
PROS Holdings, Inc. *	(1,786)	(91,515)	—	0.0	(a)
Q2 Holdings, Inc. *	(837)	(59,837)	—	0.0	(a)
Yext, Inc. *	(30,132)	(495,973)	—	0.0	(a)

	(140,090)	(4,133,851)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Specialty Retail
CarMax, Inc. *	(4,913)	(457,744)	—	0.0	(a)
Carvana Co. *	(1,960)	(158,917)	—	0.0	(a)
Floor & Decor Holdings, Inc. *	(9,584)	(439,235)	—	0.0	(a)
National Vision Holdings, Inc. *	(21,002)	(499,847)	—	0.0	(a)

	(37,459)	(1,555,743)	—	0.0	(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp. *	(22,562)	(214,114)	—	0.0	(a)
Pure Storage, Inc. *	(25,018)	(486,850)	—	0.0	(a)

	(47,580)	(700,964)	—	0.0	(a)

Trading Companies & Distributors
Herc Holdings, Inc. *	— (c)	(6)	1	0.0	(a)
SiteOne Landscape Supply, Inc. *	(2,661)	(234,328)	—	0.0	(a)
Watsco, Inc.	(2,472)	(435,813)	—	0.0	(a)

	(5,133)	(670,147)	1	0.0	(a)

Water Utilities
Aqua America, Inc.	(2,201)	(99,771)	—	0.0	(a)
California Water Service Group	(2,032)	(113,731)	—	0.0	(a)
SJW Group	(6,388)	(462,172)	—	0.0	(a)

	(10,621)	(675,674)	—	0.0	(a)

Total Short Positions of Total Return Basket Swap	(4,244,866)	(74,627,019)	1	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(4,117,917)	(67,386,992)	1	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in CAD based on the local currencies of the positions within the swaps.	3/12/2021	$3,299,625	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Food & Staples Retailing
Alimentation Couche-Tard, Inc.	19,934	597,823	—	0.0	(a)

IT Services
CGI, Inc. *	6,684	519,557	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	49

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	19,695	496,599	—	0.0	(a)
Crescent Point Energy Corp.	131,847	481,501	—	0.0	(a)
Imperial Oil Ltd.	24,296	605,048	—	0.0	(a)
Parex Resources, Inc. *	10,521	142,586	—	0.0	(a)
Suncor Energy, Inc.	16,302	484,691	—	0.0	(a)
Whitecap Resources, Inc.	59,837	166,731	—	0.0	(a)

	262,498	2,377,156	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	14,860	379,651	—	0.0	(a)

Total Long Positions of Total Return Basket Swap	303,976	3,874,187	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc. *	(57,665)	(72,678)	—	0.0	(a)

Metals & Mining
Franco-Nevada Corp.	(843)	(81,797)	—	0.0	(a)

Multi-Utilities
Canadian Utilities Ltd.	(14,405)	(420,087)	—	0.0	(a)

Total Short Positions of Total Return Basket Swap	(72,913)	(574,562)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	231,063	3,299,625	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	3/12/2021	$8,616,088	$7,039	$—	$7,039

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
Bollore SA	120,348	521,392	602	0.0	(a)

Airlines
Air France-KLM *	52,088	620,914	763	0.0	(a)

Automobiles
Peugeot SA	14,627	370,445	129	0.0	(a)

Chemicals
Covestro AG (b)	2,048	98,349	17	0.0	(a)
Koninklijke DSM NV	4,228	501,813	792	0.0	(a)

	6,276	600,162	809	0.0	(a)

Commercial Services & Supplies
SPIE SA	27,424	578,796	721	0.0	(a)

Construction & Engineering
Eiffage SA	5,021	539,287	(98)	(0.0	)(a)
Koninklijke BAM Groep NV	74,998	190,408	367	0.0	(a)
Vinci SA	4,823	541,123	(14)	(0.0	)(a)

	84,842	1,270,818	255	0.0	(a)

Construction Materials
HeidelbergCement AG	6,933	513,999	(1,131)	(0.0	)(a)

Electric Utilities
EDP — Energias de Portugal SA	138,446	570,291	523	0.0	(a)
Enel SpA	41,381	320,718	421	0.0	(a)
Terna Rete Elettrica Nazionale SpA	97,834	646,625	232	0.0	(a)

	277,661	1,537,634	1,176	0.0	(a)

Electrical Equipment
Signify NV (b)	17,785	521,102	616	0.0	(a)

Energy Equipment & Services
SBM Offshore NV	37,982	655,019	2,020	0.0	(a)

Food & Staples Retailing
METRO AG	32,434	529,628	1,493	0.0	(a)

Gas Utilities
Enagas SA	26,233	649,125	(102)	(0.0	)(a)
Snam SpA	31,036	159,336	109	0.0	(a)

	57,269	808,461	7	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	11,484	503,850	876	0.0	(a)

Independent Power and Renewable Electricity Producers
Uniper SE	16,191	504,618	82	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	51

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Insurance
Ageas	9,760	562,866	748	0.0	(a)
ASR Nederland NV	13,410	491,592	880	0.0	(a)
UnipolSai Assicurazioni SpA	230,621	643,654	367	0.0	(a)

	253,791	1,698,112	1,995	0.0	(a)

Machinery
KION Group AG	9,611	639,495	848	0.0	(a)
Kone OYJ	9,575	609,696	566	0.0	(a)

	19,186	1,249,191	1,414	0.0	(a)

Media
ProSiebenSat.1 Media SE	29,741	439,173	—	0.0	(a)

Multi-Utilities
A2A SpA	292,670	587,529	309	0.0	(a)
Engie SA	33,565	562,039	700	0.0	(a)
Hera SpA	131,197	562,009	418	0.0	(a)
RWE AG	20,545	626,099	(137)	(0.0	)(a)

	477,977	2,337,676	1,290	0.0	(a)

Oil, Gas & Consumable Fuels
Eni SpA	40,786	618,764	1,483	0.0	(a)
Neste OYJ	14,740	532,593	610	0.0	(a)
OMV AG	10,240	598,647	1,117	0.0	(a)
Repsol SA	32,046	528,109	2,718	0.0	(a)

	97,812	2,278,113	5,928	0.0	(a)

Personal Products
Unilever NV	8,447	499,274	436	0.0	(a)

Pharmaceuticals
Ipsen SA	6,406	682,801	491	0.0	(a)
Merck KGaA	4,835	576,654	198	0.0	(a)
UCB SA	8,652	697,341	63	0.0	(a)

	19,893	1,956,796	752	0.0	(a)

Professional Services
Randstad NV	12,366	686,275	1,650	0.0	(a)

Semiconductors & Semiconductor Equipment
Siltronic AG	4,370	416,196	846	0.0	(a)

Thrifts & Mortgage Finance
Deutsche Pfandbriefbank AG (b)	49,894	681,868	195	0.0	(a)

Transportation Infrastructure
Aena SME SA (b)	2,689	493,599	256	0.0	(a)

Total Long Positions of Total Return Basket Swap	1,739,510	22,273,111	23,180	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions

Common Stocks
Automobiles
Daimler AG (Registered)	(9,228)	(539,403)	—	0.0	(a)

Banks
Banco de Sabadell SA	(130,553)	(143,508)	(261)	(0.0	)(a)
Banco Espirito Santo SA (Registered) * ‡	(35,937)	—	—	0.0	(a)
Bankia SA	(205,766)	(392,564)	(594)	(0.0	)(a)

	(372,256)	(536,072)	(855)	(0.0	)(a)

Beverages
Anheuser-Busch InBev SA/NV	(4,353)	(351,363)	(1,616)	(0.0	)(a)

Chemicals
Umicore SA	(3,559)	(146,915)	(168)	(0.0	)(a)
Wacker Chemie AG	(5,722)	(448,270)	1,005	0.0	(a)

	(9,281)	(595,185)	837	0.0	(a)

Construction & Engineering
Ferrovial SA	(15,841)	(467,360)	121	0.0	(a)

Diversified Financial Services
Wendel SA	(838)	(118,826)	(129)	(0.0	)(a)

Diversified Telecommunication Services
Iliad SA	(2,775)	(287,589)	(376)	(0.0	)(a)
United Internet AG (Registered)	(11,458)	(345,898)	(735)	(0.0	)(a)

	(14,233)	(633,487)	(1,111)	(0.0	)(a)

Electric Utilities
Electricite de France SA	(37,778)	(390,278)	(456)	(0.0	)(a)
Fortum OYJ	(18,435)	(450,507)	(437)	(0.0	)(a)

	(56,213)	(840,785)	(893)	(0.0	)(a)

Energy Equipment & Services
Tenaris SA	(9,722)	(98,629)	(457)	(0.0	)(a)

Food & Staples Retailing
Jeronimo Martins SGPS SA	(28,565)	(479,997)	(685)	(0.0	)(a)

Food Products
Kerry Group plc	(3,377)	(408,274)	—	0.0	(a)
Viscofan SA	(9,078)	(492,330)	(472)	(0.0	)(a)

	(12,455)	(900,604)	(472)	(0.0	)(a)

Health Care Providers & Services
Orpea	(3,118)	(375,542)	(319)	(0.0	)(a)

Hotels, Restaurants & Leisure
Elior Group SA (b)	(28,677)	(371,386)	(697)	(0.0	)(a)
Flutter Entertainment plc	(2,416)	(249,570)	—	0.0	(a)

	(31,093)	(620,956)	(697)	(0.0	)(a)

Insurance
SCOR SE	(10,767)	(454,143)	(464)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	53

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Internet & Direct Marketing Retail
Rocket Internet SE * (b)	(16,226)	(430,887)	180	0.0	(a)

Machinery
ANDRITZ AG	(10,691)	(480,735)	(449)	(0.0	)(a)
Fincantieri SpA	(443,035)	(467,508)	(568)	(0.0	)(a)
GEA Group AG	(4,490)	(137,261)	—	0.0	(a)
Wartsila OYJ Abp	(39,888)	(421,407)	(470)	(0.0	)(a)

	(498,104)	(1,506,911)	(1,487)	(0.0	)(a)

Media
Altice Europe NV *	(91,485)	(523,460)	(1,050)	(0.0	)(a)

Metals & Mining
ArcelorMittal	(8,225)	(122,298)	(934)	(0.0	)(a)
Aurubis AG	(10,022)	(492,747)	(1,048)	(0.0	)(a)
Outokumpu OYJ	(124,826)	(354,681)	(1,205)	(0.0	)(a)
thyssenkrupp AG	(6,527)	(93,079)	63	0.0	(a)

	(149,600)	(1,062,805)	(3,124)	(0.0	)(a)

Paper & Forest Products
Ence Energia y Celulosa SA	(111,592)	(440,661)	(1,323)	(0.0	)(a)

Professional Services
Teleperformance	(2,066)	(468,741)	(526)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
AIXTRON SE *	(39,347)	(359,721)	(753)	(0.0	)(a)
SOITEC *	(3,459)	(381,532)	(957)	(0.0	)(a)

	(42,806)	(741,253)	(1,710)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
S&T AG	(17,411)	(371,309)	361	0.0	(a)

Trading Companies & Distributors
Kloeckner & Co. SE	(71,953)	(415,691)	—	0.0	(a)

Transportation Infrastructure
Getlink SE	(18,190)	(304,699)	(186)	(0.0	)(a)

Wireless Telecommunication Services
1&1 Drillisch AG	(14,123)	(378,254)	(536)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(1,611,519)	(13,657,023)	(16,141)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	127,991	8,616,088	7,039	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in CHF based on the local currencies of the positions within the swaps.	3/12/2021	$113,927	$863	$—	$863

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Insurance
Zurich Insurance Group AG	1,362	533,496	1,259	0.0	(a)

Pharmaceuticals
Roche Holding AG	1,808	539,013	554	0.0	(a)

Total Long Positions of Total Return Basket Swap	3,170	1,072,509	1,813	0.0	(a)

Short Positions

Common Stocks
Electrical Equipment
ABB Ltd. (Registered)	(21,402)	(449,442)	(575)	(0.0	)(a)

Marine
Kuehne + Nagel International AG (Registered)	(2,786)	(450,098)	(74)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
ams AG *	(1,314)	(59,042)	(301)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(25,502)	(958,582)	(950)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(22,332)	113,927	863	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in JPY based on the local currencies of the positions within the swaps.	3/12/2021	$7,210,225	$(20,271)	$—	$(20,271)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	55

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Japan Airlines Co. Ltd.	18,100	564,034	(1,476)	(0.0	)(a)

Auto Components
TS Tech Co. Ltd.	18,800	602,116	(8,940)	(0.0	)(a)
Yokohama Rubber Co. Ltd. (The)	28,000	625,387	(6,487)	(0.0	)(a)

	46,800	1,227,503	(15,427)	(0.0	)(a)

Beverages
Asahi Group Holdings Ltd.	12,800	640,992	(2,624)	(0.0	)(a)
Suntory Beverage & Food Ltd.	13,800	589,961	(426)	(0.0	)(a)

	26,600	1,230,953	(3,050)	(0.0	)(a)

Chemicals
Kureha Corp.	9,000	575,224	(6,496)	(0.0	)(a)
Mitsui Chemicals, Inc.	22,300	530,326	(7,195)	(0.0	)(a)
NOF Corp.	15,800	533,709	(6,174)	(0.0	)(a)
Showa Denko KK	18,500	519,054	(7,732)	(0.1)
Teijin Ltd.	25,200	504,966	(4,214)	(0.0	)(a)
Tokuyama Corp.	13,100	349,953	(3,901)	(0.0	)(a)
Zeon Corp.	39,500	449,973	(4,685)	(0.0	)(a)

	143,400	3,463,205	(40,397)	(0.1)

Construction & Engineering
Hazama Ando Corp.	77,200	598,154	(3,776)	(0.0	)(a)
Kyowa Exeo Corp.	22,500	572,444	(5,318)	(0.0	)(a)
Kyudenko Corp.	16,800	548,967	(6,417)	(0.0	)(a)

	116,500	1,719,565	(15,511)	(0.0	)(a)

Construction Materials
Taiheiyo Cement Corp.	18,600	526,175	(4,318)	(0.0	)(a)

Containers & Packaging
Rengo Co. Ltd.	76,000	551,079	(4,898)	(0.0	)(a)

Diversified Financial Services
Mitsubishi UFJ Lease & Finance Co. Ltd.	89,000	546,370	(4,987)	(0.0	)(a)

Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	11,900	590,751	(1,660)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Hitachi Ltd.	13,900	518,782	(4,962)	(0.0	)(a)
Japan Aviation Electronics Industry Ltd.	36,800	685,540	(8,613)	(0.0	)(a)

	50,700	1,204,322	(13,575)	(0.0	)(a)

Entertainment
Capcom Co. Ltd.	20,400	481,514	(3,409)	(0.0	)(a)
GungHo Online Entertainment, Inc. *	23,920	518,069	(2,904)	(0.0	)(a)

	44,320	999,583	(6,313)	(0.0	)(a)

Food & Staples Retailing
FamilyMart Co. Ltd.	13,600	337,364	(2,163)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Health Care Equipment & Supplies
Hoya Corp.	6,200	547,939	(3,396)	(0.0	)(a)

Health Care Providers & Services
Alfresa Holdings Corp.	27,100	605,112	(5,197)	(0.0	)(a)
Ship Healthcare Holdings, Inc.	11,800	502,937	(2,980)	(0.0	)(a)
Suzuken Co. Ltd.	9,400	501,902	(2,959)	(0.0	)(a)

	48,300	1,609,951	(11,136)	(0.0	)(a)

Hotels, Restaurants & Leisure
Round One Corp.	41,800	538,994	(3,295)	(0.0	)(a)
Sushiro Global Holdings Ltd.	8,600	591,276	(427)	(0.0	)(a)

	50,400	1,130,270	(3,722)	(0.0	)(a)

Household Durables
Sekisui House Ltd.	30,700	662,026	(3,770)	(0.0	)(a)

IT Services
NET One Systems Co. Ltd.	19,200	517,643	(5,428)	(0.0	)(a)
Nihon Unisys Ltd.	17,700	584,268	(3,329)	(0.0	)(a)
TIS, Inc.	10,000	606,335	(2,054)	(0.0	)(a)

	46,900	1,708,246	(10,811)	(0.0	)(a)

Leisure Products
Bandai Namco Holdings, Inc.	9,200	565,701	(2,367)	(0.0	)(a)

Machinery
Amada Holdings Co. Ltd.	54,200	617,235	(6,624)	(0.0	)(a)
DMG Mori Co. Ltd.	31,700	513,229	(7,815)	(0.0	)(a)
Ebara Corp. *	19,400	573,975	(8,079)	(0.0	)(a)
MINEBEA MITSUMI, Inc.	30,400	577,343	(8,193)	(0.0	)(a)
Mitsubishi Heavy Industries Ltd.	14,900	602,994	(4,376)	(0.0	)(a)
Shinmaywa Industries Ltd. *	46,800	576,532	(2,888)	(0.0	)(a)

	197,400	3,461,308	(37,975)	(0.0	)(a)

Media
Fuji Media Holdings, Inc.	45,000	608,067	(4,490)	(0.0	)(a)

Metals & Mining
Mitsubishi Materials Corp.	18,700	537,719	(4,285)	(0.0	)(a)

Paper & Forest Products
Oji Holdings Corp.	100,000	517,024	(6,172)	(0.0	)(a)

Pharmaceuticals
Astellas Pharma, Inc.	36,300	623,006	(1,714)	(0.0	)(a)
Kaken Pharmaceutical Co. Ltd.	3,000	147,086	(705)	(0.0	)(a)
Kyowa Hakko Kirin Co. Ltd.	30,000	552,000	(2,495)	(0.0	)(a)
Shionogi & Co. Ltd.	9,200	552,211	(3,078)	(0.0	)(a)
Sumitomo Dainippon Pharma Co. Ltd.	25,100	438,074	(4,006)	(0.0	)(a)

	103,600	2,312,377	(11,998)	(0.0	)(a)

Professional Services
Persol Holdings Co. Ltd.	26,100	501,329	(3,801)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	57

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Road & Rail
Sankyu, Inc.	11,300	574,505	(5,197)	(0.0	)(a)
Seino Holdings Co. Ltd.	46,500	597,897	(3,645)	(0.0	)(a)

	57,800	1,172,402	(8,842)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	33,600	631,480	(7,913)	(0.0	)(a)
FUJIFILM Holdings Corp.	14,000	614,631	(5,055)	(0.0	)(a)

	47,600	1,246,111	(12,968)	(0.0	)(a)

Trading Companies & Distributors
ITOCHU Corp.	27,300	570,785	(3,326)	(0.0	)(a)
Kanamoto Co. Ltd.	20,000	534,683	(5,368)	(0.0	)(a)
Sojitz Corp.	176,200	554,597	(3,421)	(0.0	)(a)

	223,500	1,660,065	(12,115)	(0.0	)(a)

Transportation Infrastructure
Kamigumi Co. Ltd.	22,600	511,012	(2,558)	(0.0	)(a)

Wireless Telecommunication Services
KDDI Corp.	22,400	619,834	(2,239)	(0.0	)(a)

Total Long Positions of Total Return Basket Swap	1,711,920	32,332,285	(256,420)	(0.1)

Short Positions

Common Stocks
Auto Components
Toyo Tire Corp.	(30,800)	(429,607)	4,200	0.0	(a)

Banks
Chiba Bank Ltd. (The)	(93,100)	(506,031)	6,928	0.0	(a)

Beverages
Coca-Cola Bottlers Japan Holdings, Inc.	(19,100)	(433,648)	2,686	0.0	(a)

Building Products
TOTO Ltd.	(10,000)	(408,258)	4,280	0.0	(a)

Capital Markets
Nomura Holdings, Inc.	(113,700)	(516,765)	4,724	0.0	(a)

Chemicals
JSR Corp.	(21,400)	(401,758)	4,285	0.0	(a)
Kuraray Co. Ltd.	(32,000)	(380,714)	3,914	0.0	(a)
Taiyo Nippon Sanso Corp.	(22,900)	(536,083)	5,086	0.0	(a)

	(76,300)	(1,318,555)	13,285	0.0	(a)

Construction & Engineering
JGC Holdings Corp.	(36,600)	(529,362)	7,827	0.0	(a)
SHO-BOND Holdings Co. Ltd. *	(13,700)	(531,703)	3,661	0.0	(a)

	(50,300)	(1,061,065)	11,488	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Electrical Equipment
Fujikura Ltd.	(100,800)	(467,719)	5,525	0.0	(a)
Mabuchi Motor Co. Ltd.	(11,500)	(465,946)	5,278	0.0	(a)

	(112,300)	(933,665)	10,803	0.0	(a)

Electronic Equipment, Instruments & Components
Keyence Corp.	(700)	(442,608)	3,489	0.0	(a)
Shimadzu Corp.	(19,800)	(528,781)	6,235	0.0	(a)
Yaskawa Electric Corp.	(12,000)	(456,453)	8,035	0.0	(a)

	(32,500)	(1,427,842)	17,759	0.0	(a)

Entertainment
Square Enix Holdings Co. Ltd.	(11,500)	(547,265)	101	0.0	(a)

Food & Staples Retailing
Aeon Co. Ltd.	(700)	(14,084)	79	0.0	(a)
Cosmos Pharmaceutical Corp.	(2,300)	(474,975)	615	0.0	(a)
Kusuri no Aoki Holdings Co. Ltd. *	(6,500)	(484,753)	2,191	0.0	(a)

	(9,500)	(973,812)	2,885	0.0	(a)

Food Products
Kikkoman Corp.	(9,100)	(437,734)	2,982	0.0	(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(5,700)	(147,920)	716	0.0	(a)
Kyoritsu Maintenance Co. Ltd.	(4,300)	(190,214)	1,313	0.0	(a)
Toridoll Holdings Corp.	(19,700)	(449,910)	2,868	0.0	(a)
Zensho Holdings Co. Ltd. *	(20,700)	(437,818)	1,714	0.0	(a)

	(50,400)	(1,225,862)	6,611	0.0	(a)

Household Durables
Panasonic Corp.	(12,800)	(107,576)	1,104	0.0	(a)
Sharp Corp. *	(32,400)	(371,666)	6,069	0.0	(a)

	(45,200)	(479,242)	7,173	0.0	(a)

Interactive Media & Services
LINE Corp. *	(11,700)	(430,407)	1,883	0.0	(a)

Internet & Direct Marketing Retail
Mercari, Inc. *	(20,400)	(459,950)	3,060	0.0	(a)

IT Services
GMO Payment Gateway, Inc.	(7,000)	(515,894)	2,024	0.0	(a)

Leisure Products
Sega Sammy Holdings, Inc.	(31,900)	(448,932)	2,436	0.0	(a)

Machinery
Daifuku Co. Ltd.	(7,300)	(387,351)	5,399	0.0	(a)
Hino Motors Ltd.	(55,500)	(524,714)	5,668	0.0	(a)
IHI Corp.	(17,700)	(436,184)	6,521	0.0	(a)
Japan Steel Works Ltd. (The)	(21,900)	(461,487)	7,987	0.1
Makita Corp.	(3,300)	(110,982)	1,626	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	59

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Machinery — continued
MISUMI Group, Inc.	(17,500)	(439,928)	4,743	0.0	(a)
Nabtesco Corp.	(12,800)	(407,485)	7,368	0.0	(a)
NGK Insulators Ltd.	(27,700)	(425,548)	3,841	0.0	(a)
NTN Corp.	(170,600)	(528,955)	6,589	0.0	(a)

	(334,300)	(3,722,634)	49,742	0.1

Marine
Kawasaki Kisen Kaisha Ltd. *	(34,400)	(511,870)	8,319	0.0	(a)
Nippon Yusen KK	(23,900)	(429,365)	5,079	0.0	(a)

	(58,300)	(941,235)	13,398	0.0	(a)

Metals & Mining
Hitachi Metals Ltd.	(32,200)	(404,120)	3,784	0.0	(a)
Kobe Steel Ltd.	(72,800)	(391,411)	4,981	0.0	(a)

	(105,000)	(795,531)	8,765	0.0	(a)

Multiline Retail
Isetan Mitsukoshi Holdings Ltd.	(55,900)	(445,812)	3,500	0.0	(a)
Marui Group Co. Ltd.	(5,600)	(124,490)	847	0.0	(a)
Ryohin Keikaku Co. Ltd.	(21,000)	(467,508)	4,064	0.0	(a)
Takashimaya Co. Ltd.	(37,700)	(437,622)	2,950	0.0	(a)

	(120,200)	(1,475,432)	11,361	0.0	(a)

Personal Products
Kose Corp.	(2,700)	(478,694)	3,851	0.0	(a)

Pharmaceuticals
Sosei Group Corp. *	(21,300)	(498,371)	3,606	0.0	(a)

Road & Rail
Keisei Electric Railway Co. Ltd.	(11,700)	(478,360)	3,226	0.0	(a)
Odakyu Electric Railway Co. Ltd.	(19,900)	(484,409)	2,633	0.0	(a)
Tokyu Corp.	(25,100)	(474,732)	1,980	0.0	(a)

	(56,700)	(1,437,501)	7,839	0.0	(a)

Semiconductors & Semiconductor Equipment
Disco Corp.	(2,400)	(523,770)	6,946	0.0	(a)
Rohm Co. Ltd.	(3,500)	(277,301)	3,373	0.0	(a)
SCREEN Holdings Co. Ltd. *	(8,400)	(583,163)	7,225	0.0	(a)

	(14,300)	(1,384,234)	17,544	0.0	(a)

Specialty Retail
Shimamura Co. Ltd.	(5,600)	(474,337)	3,262	0.0	(a)

Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(25,200)	(356,354)	2,546	0.0	(a)

Textiles, Apparel & Luxury Goods
Asics Corp.	(31,100)	(533,935)	4,030	0.0	(a)

Transportation Infrastructure
Japan Airport Terminal Co. Ltd.	(9,500)	(469,268)	4,897	0.0	(a)

Total Short Positions of Total Return Basket Swap	(1,519,000)	(25,122,060)	236,149	0.1

Total of Long and Short Positions of Total Return Basket Swap	192,920	7,210,225	(20,271)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.23%), which is denominated in AUD based on the local currencies of the positions within the swaps.	3/12/2021	$362,141	$(3,032)	$—	$(3,032)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Telstra Corp. Ltd.	259,273	624,445	679	0.0	(a)

Metals & Mining
Evolution Mining Ltd.	171,097	488,035	919	0.0	(a)
Fortescue Metals Group Ltd.	82,113	502,583	(1,764)	(0.0	)(a)
Iluka Resources Ltd.	91,656	593,275	(645)	(0.0	)(a)
Regis Resources Ltd.	21,666	73,427	243	0.0	(a)
Rio Tinto Ltd.	7,247	453,177	(834)	(0.0	)(a)

	373,779	2,110,497	(2,081)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Woodside Petroleum Ltd.	7,096	157,272	(239)	(0.0	)(a)

Road & Rail
Aurizon Holdings Ltd.	149,498	608,194	161	0.0	(a)

Total Long Positions of Total Return Basket Swap	789,646	3,500,408	(1,480)	0.0	(a)

Short Positions

Common Stocks
Beverages
Treasury Wine Estates Ltd.	(34,733)	(421,073)	(391)	(0.0	)(a)

Construction Materials
Adelaide Brighton Ltd.	(203,046)	(431,257)	(150)	(0.0	)(a)

Distributors
Bapcor Ltd.	(99,795)	(491,940)	(65)	(0.0	)(a)

Food Products
Costa Group Holdings Ltd.	(118,964)	(233,966)	(244)	(0.0	)(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(12,352)	(434,565)	(222)	(0.0	)(a)
Star Entertainment Grp Ltd. (The)	(48,167)	(156,181)	(123)	(0.0	)(a)

	(60,519)	(590,746)	(345)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	61

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2019 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
IT Services
NEXTDC Ltd. *	(86,594)	(382,682)	(46)	(0.0	)(a)

Oil, Gas & Consumable Fuels
Oil Search Ltd.	(30,077)	(148,439)	14	0.0	(a)

Transportation Infrastructure
Qube Holdings Ltd.	(189,299)	(424,428)	(325)	(0.0	)(a)

Total Short Positions of Total Return Basket Swap	(823,027)	(3,124,531)	(1,552)	0.0	(a)

Rights
Food Products
Costa Group Holdings Ltd. *	(29,741)	(13,736)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swap	(63,122)	362,141	(3,032)	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:	VALUE
BA	1.83%
BBR	0.75
BBSW	0.92
CDOR	1.96
CHF LIBOR	(0.79)
EURIBOR	(0.44)
EUR LIBOR	(0.51)
GBP LIBOR	0.71
JPY LIBOR	(0.11)
USD LIBOR	1.78

Summary of total OTC swap contracts outstanding as of October 31, 2019:
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC total return basket swap contracts outstanding	—	100,091

Liabilities
OTC total return basket swap contracts outstanding	—	(61,183)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Abbreviations

AUD	Australian Dollar
BA	Banker’s Acceptance Rate
BBR	Bank Bill Rate
BBSW	ASX Australia Bank Bill Swap Rate
CAD	Canadian Dollar
CDOR	Canadian Dollar Offered Rate
CHF	Swiss Franc
CVR	Contingent Value Rights
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
SCA	Limited partnership with share capital
SGPS	Holding Company
USD	United States Dollar

(1)	Notional value represents market value, as of October 31, 2019, of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount represents fractional shares received that rounds to less than 1.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	63

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2019

JPMorgan Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$198,176,990
Investments in affiliates, at value	146,802,489
Restricted cash for OTC derivatives	793,000
Cash	3,603,765
Foreign currency, at value	1,449,049
Deposits at broker for futures contracts	12,272,000
Receivables:
Fund shares sold	85,341
Interest and dividends from non-affiliates	335,147
Dividends from affiliates	249,503
Tax reclaims	72,978
Variation margin on futures contracts	1,019,684
Unrealized appreciation on forward foreign currency exchange contracts	913,230
Outstanding OTC swap contracts, at value	100,091

Total Assets	365,873,267

LIABILITIES:
Payables:
Investment securities purchased	2,712,658
Fund shares redeemed	67,987
Unrealized depreciation on forward foreign currency exchange contracts	2,316,435
Outstanding OTC swap contracts, at value	61,183
Due to counterparty for swap contracts	1,042,575
Accrued liabilities:
Investment advisory fees	152,748
Administration fees	5,053
Distribution fees	1,083
Service fees	36,158
Custodian and accounting fees	27,123
Other	256,612

Total Liabilities	6,679,615

Net Assets	$359,193,652

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2019

JPMorgan Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$355,923,020
Total distributable earnings (loss)	3,270,632

Total Net Assets	$359,193,652

Net Assets:
Class A	$4,728,937
Class C	97,474
Class I	165,790,453
Class R6	188,576,788

Total	$359,193,652

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	340,242
Class C	7,226
Class I	11,531,119
Class R6	13,151,562

Net Asset Value (a):
Class A — Redemption price per share	$13.90
Class C — Offering price per share (b)	13.49
Class I — Offering and redemption price per share	14.38
Class R6 — Offering and redemption price per share	14.34
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.55

Cost of investments in non-affiliates	$189,175,502
Cost of investments in affiliates	146,783,112
Cost of foreign currency	1,429,385

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	65

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2019

JPMorgan Systematic Alpha Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$909,451
Interest income from affiliates	60,830
Dividend income from non-affiliates	3,273,080
Dividend income from affiliates	3,806,030
Foreign taxes withheld (net)	(50,845)

Total investment income	7,998,546

EXPENSES:
Investment advisory fees	3,083,262
Administration fees	371,736
Distribution fees:
Class A	15,920
Class C	887
Service fees:
Class A	15,920
Class C	296
Class I	431,121
Custodian and accounting fees	121,084
Interest expense to affiliates	7,694
Professional fees	180,731
Trustees’ and Chief Compliance Officer’s fees	28,754
Printing and mailing costs	63,283
Registration and filing fees	79,505
Transfer agency fees (See Note 2.H.)	5,529
Other	34,657

Total expenses	4,440,379

Less fees waived	(1,180,881)
Less expense reimbursements	(1,674)

Net expenses	3,257,824

Net investment income (loss)	4,740,722

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,349,410
Investments in affiliates	4,560
Futures contracts	(6,596,850)
Foreign currency transactions	37,619
Forward foreign currency exchange contracts	3,581,041
Swaps	(6,139,595)

Net realized gain (loss)	(7,763,815)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,901,312
Investments in affiliates	19,377
Futures contracts	(898,777)
Foreign currency translations	154,495
Forward foreign currency exchange contracts	(2,761,915)
Swaps	79,489

Change in net unrealized appreciation/depreciation	2,493,981

Net realized/unrealized gains (losses)	(5,269,834)

Change in net assets resulting from operations	$(529,112)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2019

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Systematic Alpha Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,740,722	$3,715,513
Net realized gain (loss)	(7,763,815)	(25,742,679)
Change in net unrealized appreciation/depreciation	2,493,981	(9,542,588)

Change in net assets resulting from operations	(529,112)	(31,569,754)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,343)	—
Class C	(39)	—
Class I	(55,435)	—
Class R6	(86,474)	—

Total distributions to shareholders	(144,291)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(123,491,634)	41,829,502

NET ASSETS:
Change in net assets	(124,165,037)	10,259,748
Beginning of period	483,358,689	473,098,941

End of period	$359,193,652	$483,358,689

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,235,248	$5,228,907
Distributions reinvested	2,343	—
Cost of shares redeemed	(4,687,577)	(32,913,646)

Change in net assets resulting from Class A capital transactions	$(3,449,986)	$(27,684,739)

Class C
Proceeds from shares issued	$1,150	$42,758
Distributions reinvested	39	—
Cost of shares redeemed	(22,297)	(249,635)

Change in net assets resulting from Class C capital transactions	$(21,108)	$(206,877)

Class I
Proceeds from shares issued	$43,307,986	$102,124,397
Distributions reinvested	55,395	—
Cost of shares redeemed	(62,637,897)	(54,868,739)

Change in net assets resulting from Class I capital transactions	$(19,274,516)	$47,255,658

Class R6
Proceeds from shares issued	$333,585	$32,250,091
Distributions reinvested	86,464	—
Cost of shares redeemed	(101,166,073)	(9,784,631)

Change in net assets resulting from Class R6 capital transactions	$(100,746,024)	$22,465,460

Total change in net assets resulting from capital transactions	$(123,491,634)	$41,829,502

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	67

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Systematic Alpha Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	88,606	360,156
Reinvested	168	—
Redeemed	(336,451)	(2,299,086)

Change in Class A Shares	(247,677)	(1,938,930)

Class C
Issued	85	3,018
Reinvested	3	—
Redeemed	(1,660)	(17,131)

Change in Class C Shares	(1,572)	(14,113)

Class I
Issued	3,013,069	6,917,333
Reinvested	3,847	—
Redeemed	(4,358,076)	(3,735,404)

Change in Class I Shares	(1,341,160)	3,181,929

Class R6
Issued	23,435	2,196,620
Reinvested	6,033	—
Redeemed	(7,078,881)	(667,183)

Change in Class R6 Shares	(7,049,413)	1,529,437

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2019	J.P. MORGAN FUNDS	69

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
JPMorgan Systematic Alpha Fund
Class A
Year Ended October 31, 2019	$13.97	$0.10	$(0.17)	$(0.07)	$—		$— (d)	$— (d)
Year Ended October 31, 2018	14.98	0.05	(1.06)	(1.01)	—		—	—
Year Ended October 31, 2017	14.85	0.04	0.12	0.16	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.27	0.03	(0.14)	(0.11)	(0.31	)(e)	—	(0.31)
Year Ended October 31, 2015	15.16	(0.01)	0.29	0.28	(0.15)		(0.02)	(0.17)

Class C
Year Ended October 31, 2019	13.62	0.04	(0.17)	(0.13)	—		— (d)	— (d)
Year Ended October 31, 2018	14.68	(0.02)	(1.04)	(1.06)	—		—	—
Year Ended October 31, 2017	14.63	(0.04)	0.12	0.08	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.14	(0.04)	(0.14)	(0.18)	(0.33	)(e)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07)	0.27	0.20	(0.14)		(0.02)	(0.16)

Class I
Year Ended October 31, 2019	14.41	0.14	(0.17)	(0.03)	—		— (d)	— (d)
Year Ended October 31, 2018	15.41	0.10	(1.10)	(1.00)	—		—	—
Year Ended October 31, 2017	15.26	0.08	0.11	0.19	(0.01)		(0.03)	(0.04)
Year Ended October 31, 2016	15.33	0.06	(0.13)	(0.07)	—	(e)	—	—
Year Ended October 31, 2015	15.19	0.04	0.28	0.32	(0.16)		(0.02)	(0.18)

Class R6
Year Ended October 31, 2019	14.33	0.18	(0.17)	0.01	—		— (d)	— (d)
Year Ended October 31, 2018	15.29	0.13	(1.09)	(0.96)	—		—	—
Year Ended October 31, 2017	15.13	0.12	0.11	0.23	(0.04)		(0.03)	(0.07)
Year Ended October 31, 2016	15.56	0.11	(0.15)	(0.04)	(0.39	)(e)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09	0.28	0.37	—		(0.02)	(0.02)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$13.90	(0.47)%	$4,728,937	1.17%	0.73%	1.46%	169%
13.97	(6.74)	8,210,471	1.18	0.36	1.57	154
14.98	1.07	37,842,572	1.19	0.28	1.60	147
14.85	(0.74)	43,075,837	1.18	0.18	1.66	151
15.27	1.87	48,072,671	1.16	(0.05)	1.69	164

13.49	(0.92)	97,474	1.67	0.27	1.97	169
13.62	(7.22)	119,850	1.67	(0.15)	2.09	154
14.68	0.53	336,344	1.70	(0.27)	2.25	147
14.63	(1.23)	764,511	1.69	(0.29)	2.26	151
15.14	1.34	457,517	1.62	(0.50)	2.26	164

14.38	(0.18)	165,790,453	0.92	1.01	1.20	169
14.41	(6.49)	185,478,154	0.92	0.66	1.32	154
15.41	1.24	149,359,860	0.94	0.50	1.38	147
15.26	(0.46)	33,006,202	0.94	0.42	1.40	151
15.33	2.11	261,973,042	0.90	0.24	1.35	164

14.34	0.10	188,576,788	0.67	1.25	0.96	169
14.33	(6.28)	289,550,214	0.67	0.89	1.07	154
15.29	1.48	285,560,165	0.69	0.77	1.10	147
15.13	(0.25)	259,015,933	0.69	0.70	1.12	151
15.56	2.44	9,762,583	0.64	0.59	1.10	164

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Systematic Alpha Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectuses. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market- based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions

72	J.P. MORGAN FUNDS	OCTOBER 31, 2019

in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Airlines	$—	$473,351	$—	$473,351
Chemicals	3,474,860	728,391	—	4,203,251
Food & Staples Retailing	—	1,256,863	—	1,256,863
Health Care Providers & Services	2,763,558	976,950	—	3,740,508
Hotels, Restaurants & Leisure	3,253,352	424,013	—	3,677,365
Household Durables	580,516	1,450,178	—	2,030,694
Industrial Conglomerates	—	1,687,759	—	1,687,759
IT Services	2,145,646	641,056	—	2,786,702
Leisure Products	—	508,597	—	508,597
Machinery	6,913,017	730,602	—	7,643,619
Metals & Mining	1,959,640	1,017,090	—	2,976,730
Pharmaceuticals	1,989,192	146,606	—	2,135,798
Professional Services	813,049	1,170,566	—	1,983,615
Real Estate Management & Development	—	3,514,537	—	3,514,537
Road & Rail	1,254,639	535,100	—	1,789,739
Specialty Retail	8,773,738	651,372	—	9,425,110
Other Common Stocks	109,047,453	—	—	109,047,453

Total Common Stocks	142,968,660	15,913,031	—	158,881,691

Convertible Bonds	—	28,556,338	—	28,556,338
Convertible Preferred Stocks	3,589,457	—	—	3,589,457
Short-Term Investments
Foreign Government Treasury Bills	—	7,149,504	—	7,149,504
Investment Companies	146,802,489	—	—	146,802,489

Total Short-Term Investments	146,802,489	7,149,504	—	153,951,993

Total Investments in Securities	$293,360,606	$51,618,873	$—	$344,979,479

OCTOBER 31, 2019	J.P. MORGAN FUNDS	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$913,230	$—	$913,230
Futures Contracts	2,472,785	67,552	—	2,540,337
Swaps	—	100,091	—	100,091

Total Appreciation in Other Financial Instruments	$2,472,785	$1,080,873	$—	$3,553,658

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,316,435)	$—	$(2,316,435)
Futures Contracts	(2,929,048)	(8,575)	—	(2,937,623)
Swaps	—	(61,182)	(1)	(61,183)

Total Depreciation in Other Financial Instruments	$(2,929,048)	$(2,386,192)	$(1)	$(5,315,241)

There were no transfers into or out of level 3 for the year ended October 31, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Consolidated Statement of Operations (“CSOP”) as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the CSOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Consolidated Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Consolidated Statement of Assets and Liabilities (“CSAL”) and details of collateral investments are disclosed in the CSOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the year ended October 31, 2019.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2019

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the year ended October 31, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2019	Shares at October 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 1.88% (a) (b)	$—	$230,191,184	$129,143,211	$4,560	$19,377	$101,071,910	101,031,498	$1,195,176	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.64% (a) (b)	231,232,143	186,731,671	372,233,235	—	—	45,730,579	45,730,579	2,610,854	—

Total	$231,232,143	$416,922,855	$501,376,446	$4,560	$19,377	$146,802,489		$3,806,030	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2019.

E. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes E(1) — E(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used commodity, index, and treasury futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used equity, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was

OCTOBER 31, 2019	J.P. MORGAN FUNDS	75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including total return swaps and total return basket swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the

76	J.P. MORGAN FUNDS	OCTOBER 31, 2019

long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,171,663	$—	$—	$2,171,663
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	163,647	—	100,091	263,738
Foreign exchange contracts	Receivables	—	913,230	—	913,230
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	205,027	—	—	205,027

Total		$2,540,337	$913,230	$100,091	$3,553,658

Gross Liabilities:
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,322,663)	$—	$—	$(1,322,663)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(657,820)	—	(61,183)	(719,003)
Foreign exchange contracts	Payables	—	(2,316,435)	—	(2,316,435)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(957,140)	—	—	(957,140)

Total		$(2,937,623)	$(2,316,435)	$(61,183)	$(5,315,241)

(a)

This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2019:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Consolidated Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$142,268	$—	$—		$142,268
Bank of America NA	84,383	(6,396)	—		77,987
Barclays Bank plc	12,465	—	—		12,465
BNP Paribas	19,522	(19,522)	—		—
Citibank, NA	374,480	(374,480)	—		—
Goldman Sachs International	48,602	(48,602)	—		—
HSBC Bank, NA	21,361	(56)	—		21,305
Merrill Lynch International	202,719	(202,719)	—		—
Standard Chartered Bank	20,599	(1,356)	—		19,243
State Street Corp.	71,214	(2,842)	—		68,372
Union Bank of Switzerland AG	15,708	(15,708)	—		—

	$1,013,321	$(671,681)	$—		$341,640

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Consolidated Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Bank of America NA	$6,396	$(6,396)	$—		$—
BNP Paribas	98,021	(19,522)	—		78,499
Citibank, NA	1,801,303	(374,480)	—		1,426,823
Goldman Sachs International	77,763	(48,602)	—		29,161
HSBC Bank, NA	56	(56)	—		—
Merrill Lynch International	334,798	(202,719)	—		132,079
Standard Chartered Bank	1,356	(1,356)	—		—
State Street Corp.	2,842	(2,842)	—		—
TD Bank Financial Group	296	—	—		296
Union Bank of Switzerland AG	54,787	(15,708)	(39,079	)(b)	—

	$2,377,618	$(671,681)	$(39,079)		$1,666,858

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2019

The following table presents the effect of derivatives on the CSOP for the year ended October 31, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	$(7,813,972)	$—	$—	$(7,813,972)
Equity contracts	(8,752,590)	—	(6,139,595)	(14,892,185)
Foreign exchange contracts	—	3,581,041	—	3,581,041
Interest rate contracts	9,969,712	—	—	9,969,712

Total	$(6,596,850)	$3,581,041	$(6,139,595)	$(9,155,404)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	$4,683,094	$—	$—	$4,683,094
Equity contracts	(6,007,121)	—	79,489	(5,927,632)
Foreign exchange contracts	—	(2,761,915)	—	(2,761,915)
Interest rate contracts	425,250	—	—	425,250

Total	$(898,777)	$(2,761,915)	$79,489	$(3,581,203)

The Fund’s derivatives contracts held at October 31, 2019 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2019. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Commodity:
Average Notional Balance Long	$45,419,677
Average Notional Balance Short	53,216,205
Ending Notional Balance Long	43,255,725
Ending Notional Balance Short	48,509,068

Futures Contracts — Equity:
Average Notional Balance Long	$5,697,658
Average Notional Balance Short	107,330,304
Ending Notional Balance Long	10,403,199
Ending Notional Balance Short	94,303,805

Futures Contracts — Interest Rate:
Average Notional Balance Long	$223,795,550
Average Notional Balance Short	95,017,859
Ending Notional Balance Long	168,442,512
Ending Notional Balance Short	16,578,036

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$90,936,641
Average Settlement Value Sold	148,121,050
Ending Settlement Value Purchased	70,583,995
Ending Settlement Value Sold	110,031,373

Total Return Swaps:
Average Notional Balance Long	$48,548
Ending Notional Balance Long	48,548

Total Return Basket Swaps:
Average Notional Balance Long	$338,739,405
Average Notional Balance Short	245,935,160
Ending Notional Balance Long	286,002,934
Ending Notional Balance Short	206,057,383

OCTOBER 31, 2019	J.P. MORGAN FUNDS	79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the CSAL as Restricted cash.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2019 are as follows:

Fund Counterparty		Value of swap contracts	Collateral amount
Union Bank of Switzerland AG	Collateral Posted	$(39,079)	$793,000
Merrill Lynch International	Collateral Received	—	(620,000)

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2019 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$246	$19	$2,968	$2,296	$5,529

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2019, no liability for Federal income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with

80	J.P. MORGAN FUNDS	OCTOBER 31, 2019

Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2,319,297)	$4,356,709	$(2,037,412)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in swap contracts and investment in the subsidiary.

L. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and has determined that the amendments will have no effect on the Fund’s net assets or results of operations.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and the Subsidiary and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets. Prior to March 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.65% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2019, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an effective rate of 0.09% of the average daily net assets of the Subsidiary.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2019, JPMDS did not retain any front-end sales charges or CDSC.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.75%

The expense limitation agreement was in effect for the year ended October 31, 2019, and is in place until at least February 29, 2020.

For the year ended October 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$547,417	$273,051	$2,761	$823,229	$1,674

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2019 was $357,652.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$359,084,119	$395,980,415

82	J.P. MORGAN FUNDS	OCTOBER 31, 2019

During the year ended October 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at October 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$351,368,193	$17,632,072	$21,059,508	$(3,427,436)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, mark to market of forward foreign currency contracts, wash sale loss deferrals, investments in contingent payment debt instruments and investment in the subsidiary.

The federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its subsidiary of $(11,816,758), which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$172	$144,119	$144,291

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

During the year ended October 31, 2018, the Fund did not make any distributions.

As of October 31, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,628,059	$(11,076,444)	$7,743,058

The cumulative timing differences primarily consist of mark to market of futures contracts, mark to market of forward foreign currency contracts, wash sale loss deferrals, straddle loss deferrals and investments in contingent payment debt instruments.

During the year ended October 31, 2019, the subsidiary had $2,404,522 of net losses for tax purposes. The subsidiary’s net losses for the current year are not available to offset its future taxable income.

As of October 31, 2019, the Fund had the following post-enactment net capital loss carryforwards:

Capital Loss Carryforward
Short-Term	Long-Term
$7,837,061	$3,239,383

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended October 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2019 (continued)

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility at October 31, 2019.

The Trust, along with certain other trusts J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2019, the Fund had two individual shareholder and/or affiliated omnibus accounts and one individual shareholder and/or non-affiliated omnibus account, which owned 39.7% and 31.9% of the Fund’s outstanding shares, respectively.

In addition, as of October 31, 2019, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 52.4% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it

84	J.P. MORGAN FUNDS	OCTOBER 31, 2019

would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Systematic Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, of JPMorgan Systematic Alpha Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2019

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	130	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	130	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	130	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	130	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	130	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	130	None

OCTOBER 31, 2019	J.P. MORGAN FUNDS	87

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	130	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	130	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	130	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	130	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	130	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	130	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	130	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

88	J.P. MORGAN FUNDS	OCTOBER 31, 2019

(1)

Dr. Goldstein is retiring from the Board of Trustees effective the close of business on December 31, 2019. The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (130 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	89

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2019 and continued to hold your shares at the end of the reporting period, October 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Systematic Alpha Fund
Class A
Actual	$1,000.00	$995.70	$5.89	1.17%
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class C
Actual	1,000.00	993.40	8.39	1.67
Hypothetical	1,000.00	1,016.79	8.49	1.67
Class I
Actual	1,000.00	997.20	4.63	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R6
Actual	1,000.00	998.60	3.38	0.67
Hypothetical	1,000.00	1,021.83	3.41	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2019	J.P. MORGAN FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objective and peer group. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

92	J.P. MORGAN FUNDS	OCTOBER 31, 2019

and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Fund has fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from it’s inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the

OCTOBER 31, 2019	J.P. MORGAN FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fifth and third quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second and fourth quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2018, respectively, and in the fourth, fifth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the Fund’s performance for Class R6 shares was in the fifth quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the fourth, fifth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio after taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and the actual total expenses for each of Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the Fund’s contractual advisory fee effective March 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

The Fund distributed $144,119, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2019.

OCTOBER 31, 2019	J.P. MORGAN FUNDS	95

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. October 2019.	AN-SA-1019

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $1,144,003

2018 – $1,215,508

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $176,810

2018 – $222,110

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $270,666

2018 – $296,057

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 - $30.6 million

2018 - $32.5 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 2, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 2, 2020